                               AEGON/TRANSAMERICA
                                SERIES FUND, INC.


                       Semi-Annual Report | June 30, 2002


August 2002
ACC00001-8/02

TABLE OF CONTENTS

AEGON/TRANSAMERICA SERIES FUND, INC.

CHAIRMAN'S LETTER...........................................

                                                              PORTFOLIO     SCHEDULE
                                                              MANAGER'S        OF
PORTFOLIO:                                                    COMMENTARY   INVESTMENTS
----------                                                    ----------   -----------
AEGON Bond..................................................
Janus Growth................................................
Transamerica Money Market (formerly J.P. Morgan Money
  Market)...................................................
Van Kampen Active International Allocation (formerly T. Rowe
    Price International Stock Portfolio)....................
Van Kampen Asset Allocation (formerly Endeavor Asset
  Allocation Portfolio).....................................
Van Kampen Money Market (formerly Endeavor Money Market
  Portfolio)................................................
Janus Global................................................
LKCM Strategic Total Return.................................
Van Kampen Emerging Growth..................................
Dreyfus Small Cap Value (formerly Dreyfus Small Cap Value
  Portfolio)................................................
Capital Guardian Value (formerly Capital Guardian Value
  Portfolio)................................................
Alger Aggressive Growth.....................................
Federated Growth & Income...................................
Transamerica U.S. Government Securities (formerly Dreyfus
    U.S. Government Securities Portfolio)...................
T. Rowe Price Equity Income (formerly T. Rowe Price Equity
  Income Portfolio).........................................
T. Rowe Price Growth Stock (formerly T. Rowe Price Growth
  Stock Portfolio)..........................................
Transamerica Value Balanced.................................
PBHG/NWQ Value Select (formerly NWQ Value Equity)...........
Transamerica Equity (formerly Growth Portfolio).............
Jennison Growth (formerly Jennison Growth Portfolio)........
American Century International (formerly International
  Equity)...................................................
GE U.S. Equity..............................................
J.P. Morgan Enhanced Index (formerly Endeavor Enhanced Index
  Portfolio)................................................
Third Avenue Value..........................................
Capital Guardian Global (formerly Capital Guardian Global
  Portfolio)................................................
Clarion Real Estate Securities (formerly J.P. Morgan Real
  Estate Securities)........................................
MFS High Yield (formerly Endeavor High Yield Portfolio).....
Janus Growth II (formerly Endeavor Janus Growth
  Portfolio)................................................
Dreyfus Mid Cap.............................................
Goldman Sachs Growth........................................
Munder Net50................................................
PBHG Mid Cap Growth (formerly Pilgrim Baxter Mid Cap
  Growth)...................................................
Salomon All Cap.............................................
T. Rowe Price Dividend Growth...............................
T. Rowe Price Small Cap.....................................
Great Companies -- America(SM)..............................
Great Companies -- Technology(SM)...........................
Gabelli Global Growth.......................................
Great Companies -- Global(2)................................
Capital Guardian U.S. Equity (formerly Capital Guardian U.S.
  Equity Portfolio).........................................
American Century Income & Growth............................
Transamerica Growth Opportunities (formerly Small Company
  Portfolio)................................................
BlackRock Global Science & Technology.......................
BlackRock Large Cap Value...................................
BlackRock Mid Cap Growth....................................
Aggressive Asset Allocation.................................
Conservative Asset Allocation...............................
Janus Balanced..............................................
Moderate Asset Allocation...................................
Moderately Aggressive Asset Allocation......................
PIMCO Total Return..........................................
Transamerica Convertible Securities.........................
Value Line Aggressive Growth................................
LKCM Capital Growth.........................................

STATEMENTS OF ASSETS AND LIABILITIES........................
STATEMENTS OF OPERATIONS....................................
STATEMENTS OF CHANGES IN NET ASSETS.........................
FINANCIAL HIGHLIGHTS........................................
NOTES TO THE FINANCIAL STATEMENTS...........................

 The portfolios of the AEGON/Transamerica Series Fund, Inc. are made available through variable life insurance,
   variable annuity, and group annuity products. The availability of certain portfolios may vary from product to product.

FELLOW CONTRACT AND POLICY OWNERS:


No discussion of the past six months can start without a candid acknowledgement that it's been a truly difficult time. Fears about terrorism, the slow pace of economic recovery and disturbing business practices among some corporate management teams have shaken confidence throughout the financial world.

It's prompted many to question their long-term investing strategies and faith in the financial market. As investors, we shared many of those questions.

                                    (photos)

Shown is John R. Kenney, Chairman of the Board and Brian C. Scott, President and Chief Executive Officer

Yet when we stop and look beyond today's headlines, we see evidence that the market will rebound and that sensible, long-term investing offers the potential for a financially secure future.

Taking clues from history, we can see that the market bounced back after crashes before. It showed resilience after disasters such as the bombing of Pearl Harbor and the assassination of President Kennedy. It even showed remarkable health in the fourth quarter of 2001 - shortly after the September 11th attack.

Although the recovery has been slow to take off, there have been reasons for cautious optimism on the economic front. Excess inventories have been whittled down, while manufacturing activity has picked up, both signs that demand for products is increasing. Inflation remains tame, reducing the Federal Reserve Board's need to reverse a series of eleven rate cuts. The positive affects of these rate cuts may still be rippling across the economic landscape.

Meanwhile, unsettling corporate misdeeds are obscuring the many companies with sound fundamentals. These are businesses with innovative products, talented management teams and the know-how to survive a downturn and flourish during an expansion. And, of course, these companies have transparent books.

We remain confident in the money managers steering the AEGON/Transamerica Series Fund, Inc. ("ATSF") portfolios. Our lineup of investment options includes a wide range of managers using a variety of strategies and objectives. Some, particularly in more defensive areas, have performed well during this downturn.

During the past six months, ATSF has made many changes to its investment options lineup, including the addition of several new portfolios. The new investment options, such as the Morningstar-designed Asset Allocation portfolios, give clients more choice than ever to pursue their goals and weather changing market climates.

This semi-annual report offers a snapshot of what's been happening inside each of the ATSF portfolios. The following pages contain a wealth of performance data and a comprehensive look at the securities that our managers have chosen in their efforts to meet their objectives. And the report allows the managers to tell in their own words what's worked, what hasn't and what they feel will happen next.

Without a doubt, these are uncertain times. But with uncertainty comes opportunity.

We're seeing what uncertainty does to the markets in the short term. Look at a chart of the Dow Jones Industrial Average over a week and you'll notice a sharply jagged line showing the market's turbulence. Look at another one showing the big index's movements over several years, however, and the line appears smoother. And it tends to climb upward.

A little objective guidance can go a long way in looking beyond this week to get a glimpse of the bigger picture. That's why we urge you to talk with your financial professional. He or she stands ready to help you keep sight of your goals and review your financial plan to ensure it stays abreast of your life situation.

Finally, we want to thank you for your continued trust in us. We are working hard to focus on the opportunities that lie ahead in pursuit of our primary goals - helping you reach yours.

Sincerely yours,



/s/  John R. Kenny                                  /s/ Brian C. Scott
----------------------                              ----------------------------
JOHN R. KENNEY                                      Brian C. Scott
Chairman of the Board                               President and
                                                         Chief Executive Officer

AEGON BOND

....seeks the highest possible current income within the confines of the primary goal of ensuring protection of capital.


[GRAPHIC]    MARKET ENVIRONMENT

Although the economy bounced back during the first six months of 2002, a number of negative influences, including fears of terrorism, conflict in the Middle East, rising unemployment, and corporate accounting concerns, rocked the financial markets. Nervous investors shunned the equity market in favor of high-quality fixed-income sectors. The corporate bond market struggled too, as investors lost some of their confidence in corporate America's financial integrity and ability to repay its debts.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, AEGON Bond returned 3.85%. As of April 30, 2002, we changed the portfolio's benchmark from the Lehman Brothers U.S. Government/Credit Index ("LB Gov't/Credit") to the Lehman Brothers Aggregate Bond Index ("LB Aggregate Bond"). The LB Aggregate Bond returned 3.79% for the same six month time period, while the LB Gov't/Credit returned 3.26%. The portfolio's out-performance primarily was due to the higher quality profile of the portfolio and to our strategy of under-weighting telecommunications bonds, which continued to struggle throughout the period.

[GRAPHIC]    STRATEGY REVIEW

Volatility and corporate accounting concerns plagued the credit markets during the first six months of 2002. The Enron Corp. debacle, although it began in the fourth quarter of 2001, shocked the markets and set off a wave of concern about corporate accounting abuse and mismanagement that continued into 2002. Thereafter, other high-profile corporate fraud came to light, causing investors to exit the corporate sectors and question their confidence in corporate America.

In general, we have been reducing the portfolio's corporate exposure and selling a number of securities. For example, we were able to sell the portfolio's position in Adelphia Communications Corporation, a broadcasting and cable TV company, and The AES Corporation, an electric utilities company, before further significant deterioration occurred in these bonds during the second quarter. We also maintained a broadly diversified portfolio, which helped limit the impact of the corporate down-draft. Furthermore, we focused on adding value through individual security selection and effective decisions relating to yield-curve positioning. (The yield curve is the graphic depiction of Treasury maturities and their corresponding yields.)

Mortgage securities performed relatively well during the period and helped offset some of the losses experienced in the corporate sector. We were over-weighted in the mortgage-backed securities sector until the benchmark was changed on April 30, 2002. After the benchmark change, we were no longer over-weighted in this sector, but have been adding to these holdings when we are able to buy them at cheaper levels than generic mortgage pass-through securities. This strategy should reduce the portfolio's overall credit exposure without giving up significant upside potential. (With pass-through securities, the bond issuer collects the monthly payments from homeowners whose mortgages are pooled into the bond and passes through the cash flow to investors as monthly payments of principal and interest. Most pass-throughs are issued and/or guaranteed by U.S. government agencies, such as "Ginnie Mae," "Fannie Mae" and "Freddie Mac", but the monthly cash flow can vary.)

To reduce the portfolio's duration, or interest rate risk, we have been selling U.S. Treasury securities with maturities of twenty years or more. (Duration refers to a fund's sensitivity to interest rate changes; a higher duration indicates greater sensitivity, and a lower duration indicates less sensitivity. Lower duration funds tend to experience less price depreciation in a rising interest-rate environment than longer duration funds.) We have been increasing our exposure to the 10- to 15-year portion of the yield curve, due to the significant yield advantages available in this maturity range.

[GRAPHIC]    OUTLOOK

We don't expect the bond market scenario to change dramatically until the market has evidence that the economic recovery is strengthening. We look for continued volatility in the corporate market, so we expect to remain focused on mortgage-backed securities and maintaining broad portfolio diversification.


/S/ Douglas Swanson
DOUGLAS SWANSON

AEGON Bond
Portfolio Manager

Prior to May 1, 2002, AEGON Bond was managed by AEGON USA Investment Management, Inc.

The views expressed in this commentary on AEGON Bond reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AEGON BOND

Nervous investors shunned the equity market in favor of high-quality fixed-income sectors.

                                                                [ONE GROUP LOGO]

      Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. AEGON Bond, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Index.

                                   (graph 1)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Lehman Brothers Aggregate Bond Index and the Lehman Brothers U.S. Government/Credit Index over the same time frame.

                                     LB Aggregate      LB U.S.
                        Portfolio    Bond Index(1)  Gov't/Credit(1)
     FPE 06/30/92        $10,000        $10,000        $10,000
     FYE 12/31/92        $10,451        $10,457        $10,497
     FYE 12/31/93        $11,850        $11,477        $11,655
     FYE 12/31/94        $11,027        $11,142        $11,246
     FYE 12/31/95        $13,562        $13,201        $13,410
     FYE 12/31/96        $13,582        $13,680        $13,799
     FYE 12/31/97        $14,825        $15,000        $15,146
     FYE 12/31/98        $16,206        $16,304        $16,580
     FYE 12/31/99        $15,730        $16,170        $16,224
     FYE 12/31/00        $17,443        $18,049        $18,147
     FYE 12/31/01        $18,851        $19,574        $19,690
     FPE 06/30/02        $19,576        $20,316        $20,333


*    Inception 10/02/1986

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Fannie Mae 5.50%, due 11/01/16               3.95%
U.S. Treasury Bond 11.75%, due 11/15/14      3.72%
U.S. Treasury Bond 12.00%, due 08/15/13      2.28%
U.S. Treasury Bond 6.25%, due 08/15/23       2.18%
Freddie Mac 7.00%, due 03/15/32              2.11%

                              Fixed Income Matrix
                                    MATURITY

                           Short      Intermediate       Long
QUALITY
     High                                  X
     Medium
     Low

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

JANUS  GROWTH

....seeks growth of capital.



[GRAPHIC]     MARKET  ENVIRONMENT

Searching for direction earlier in the year, stocks took a turn for the worse as the six-month period came to a close. Although promising economic data seemed to signal the end of the year-long recession, questions about the credibility of corporate America, threats of terrorism and violence in the Middle East converged to send equity markets lower. Doubts about the strength of the economic recovery and the resilience of U.S. consumers only added to the volatility. Meanwhile, as consumer confidence slipped and unemployment hovered near seven-year highs, the Federal Reserve Board elected to keep interest rates at 40-year lows.

[GRAPHIC]     PERFORMANCE

The portfolio lost ground in this challenging environment, lagging its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"). For the six months ended June 30, 2002, Janus Growth returned (22.76)% compared with (13.15)% returned by the S&P 500.

[GRAPHIC]     STRATEGY  REVIEW

On the downside, home-improvement retailer The Home Depot, Inc. ("Home Depot") reported that same-store sales came in below projections due to unseasonably cool weather in May. However, June sales heated up along with temperatures and the company reiterated its 18% to 20% annual profit growth target and plans to add 200 stores a year for the next three years. With its solid balance sheet, strong cash flows and merchandising expertise, Home Depot continues to win our confidence.

Elsewhere, we significantly trimmed our position in industrial giant General Electric Company ("GE"), formerly our top holding. A recent visit to GE Power Systems ("GE Power") and further research on our part indicated that GE Power would likely lose some power turbine customers, creating a considerable loss in revenue. Furthermore, because airline traffic has not picked up as quickly as hoped, business at GE Aircraft Engines has continued to sag. Although we believe GE is a phenomenal company in every respect, we have concluded that the time is not right to make a big bet on the stock.

Xilinx, Inc. ("Xilinx") also hindered us. While the semiconductor manufacturer raised its earnings guidance for its fiscal first quarter, the stock slumped on speculation Xilinx would lower expectations for the second quarter amid severe cutbacks in corporate technology budgets. To compound the problem, customers are still working off excess inventories and only placing short-term orders. Even so, we are convinced that Xilinx's franchise value and cutting-edge products will reward us over the long term.

On the upside, AFLAC Incorporated ("AFLAC") impressed us with substantial man-agement changes that brought much-needed improvements in AFLAC Japan, where 70% of the company's revenues are realized. Meanwhile, back in the United States, the nation's leading provider of supplemental insurance continues to gain market share and build its brand.

Bed Bath & Beyond Inc. ("Bed Bath & Beyond") was another winner. A robust hous-ing market and a distinctive approach to merchandising have helped the home fur-nishings retailer stay well ahead of the competition, including Linens `N' Things and Home Place, which went out of business last year. Shoppers clearly agree, as Bed Bath & Beyond topped quarterly earnings forecasts in June, a trend we expect to continue.

Credit card lender Capital One Financial Corporation ("Capital One") also ended the period up substantially from our purchase price. With 6% of the U.S. credit card market, Capital One is aiming to grow its market share by refining its mail solicitation process to increase responses from so-called "super-prime" prospects.

[GRAPHIC]     OUTLOOK

Going forward, as investors grapple with corporate credibility and accounting concerns and terrorist threats, we expect the market to continue to struggle. Because the market has become more myopic and as short-term oriented as we have ever witnessed, we are paying close attention to valuation and making our best efforts to identify near-term catalysts that will drive the stock prices of the companies we own.

/s/ EDWARD KEELY
EDWARD KEELY
Janus Growth
Portfolio Manager

The views expressed in this commentary on Janus Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS GROWTH
....we are paying close attention to valuation and making our best efforts to identify near-term catalysts that will drive the stock prices of the companies we own.

                                                                    [JANUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica
           Series Fund, Inc. Janus Growth and the Standard and Poor's 500 Composite Stock Index.

                                   (graph 2)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                        Portfolio      S&P Index(1)
     FPE 06/30/92        $10,000        $10,000
     FYE 12/31/92        $10,998        $10,834
     FYE 12/31/93        $11,435        $11,923
     FYE 12/31/94        $10,485        $12,080
     FYE 12/31/95        $15,425        $16,614
     FYE 12/31/96        $18,196        $20,426
     FYE 12/31/97        $21,388        $27,238
     FYE 12/31/98        $35,178        $35,022
     FYE 12/31/99        $56,168        $42,391
     FYE 12/31/00        $39,912        $38,535
     FYE 12/31/01        $28,656        $33,958
     FPE 06/30/02        $22,135        $29,492


* Inception 10/02/1986

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Viacom, Inc. - Class B                              6.90%
eBay Inc.                                           5.67%
Medtronic, Inc.                                     5.08%
Cisco Systems, Inc.                                 5.06%
Home Depot, Inc. (The)                              4.82%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                     12.40%
Communication                                       11.00%
Business Services                                   9.21%
Electronic Components & Accessories                 7.04%
Medical Instruments & Supplies                      5.08%

                                  Equity Matrix
                                INVESTMENT STYLE

                         Value          Blend          Growth

          Large                                          X

          Medium

          Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA MONEY MARKET

....seeks maximum current income consistent with preservation of principal and maintenance of liquidity.

[CHART] MARKET ENVIRONMENT

The portfolio's objective is to provide a high level of current income consistent with liquidity and the preservation of capital. The portfolio continued to perform well relative to its peer group in the first half of 2002 despite a severe drop in commercial paper supply from companies seeking to lock in financing from the debt markets. The stock markets performed poorly despite a recovering economy. At its June 26, 2002, meeting, the Federal Reserve Board ("Fed") kept the target for the federal funds rate unchanged at 1.75% with a neutral bias, stating that the long-term goals of price stability and sustainable economic growth remain balanced.

[GRAPHIC] STRATEGY REVIEW

Transamerica Investment Management, LLC, took over the portfolio May 1, 2002. Our first priority was to achieve safety and liquidity. Thus, the average maturity of investments was relatively short during the period.

[GRAPHIC] OUTLOOK

We expect the Fed to maintain its neutral bias in the near term, leading to a tightening basis by year-end 2002. In recognition of this uncertain equity market outlook and its impact on the consumers and businesses, we will continue to invest in high level of income, while preserving safety and liquidity.

                  /s/ EDWARD S. HAN            /s/ HEIDI Y. HU
                    EDWARD S. HAN                HEIDI Y. HU

                            Transamerica Money Market
                               Portfolio Managers

Prior to May 1, 2002, Transamerica Money Market was named J.P. Morgan Money Market and was managed by J.P. Morgan Investment Management Inc.

The views expressed in this commentary on Transamerica Money Market reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA MONEY MARKET

In recognition of this uncertain equity market outlook and its impact on the consumers and businesses, we will continue to invest in high level of income, while preserving safety and liquidity.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

                                   (graph 3)

Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

          Commercial Paper              88.65%
          Short-Term Obligations         5.40%
          Certificates of Deposit        3.80%
          Other                          2.15%


Bar chart depicting maturity composition of the portfolio at June 30, 2002. (All amounts in thousands.)

                                 Market Value
          30 days                  $194,274
          31-60 days               $175,469
          61-90 days                $80,623
          91-180 days               $22,581
          181-270 days                   $0
          271 days to 1 year        $21,007
          1 year +                       $0


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Receivables Capital Corporation - 144A 1.80%, due 08/01/02       3.73%
Societe Generale North America, Inc. 2.00%, due 07/22/02         3.60%
Aquinas Funding LLC - 144A 1.94%, due 08/05/02                   3.00%
Bayerische Hypo - und Vereinsbank AG 2.00%, due 07/30/02         2.80%
Beta Finance, Inc. - 144A 2.00%, due 07/22/02                    2.60%

This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in Transamerica Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

....seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

[GRAPHIC]                 MARKET ENVIRONMENT

The international equity markets fell in the first half of 2002 as weak performance in Europe was partly offset by a cyclical rally in Japan and Asia. Markets were volatile and lurched downward in May, as concerns about terrorist attacks, U.S. corporations distorting earnings, and Middle East unrest dented investor confidence. The U.S. dollar lost 12% versus the Euro and 10% versus the Yen since it began its steady sell off in early April, as a result of trepidation about the ballooning U.S. current account deficit. The cyclical areas of the market, specifically materials and energy, and the defensive consumer staples sector were strong performers helped by modestly positive economic news and earnings visibility. The information technology and telecommunication services sectors were hurt by lack of demand.

[GRAPHIC]               PERFORMANCE

For the six months ended June 30, 2002, Van Kampen Active International Allocation returned (3.38)%, compared with its benchmark, the Morgan Stanley Capital International (EAFE) Index, which returned (1.38)% for the same period.

[GRAPHIC]               STRATEGY REVIEW

On May 1, 2002, the Van Kampen Active International Allocation team assumed management for the portfolio. Van Kampen Active International Allocation is a macro-focused strategy which seeks to add value by overweighting countries and sectors that have unrecognized value, positive fundamental change at the margin and supportive technical factors. These decisions are implemented by investing in optimized baskets of stocks designed to track the local country or sector index; therefore, there is minimal stock selection in the portfolio.

[GRAPHIC]               OUTLOOK

We believe that the global economic recovery, although somewhat muted, will be supported by low real interest rates and plentiful liquidity. With this in mind, we added to our position in materials and are now neutrally positioned versus the benchmark. We also increased our position in Asia ex-Japan by adding to Hong Kong and Singapore and buying roughly 1% in Korea.

Japan has clearly participated in the global cyclical pickup and the most recent data indicates that the export-led rebound is now benefiting the local economy with growth in real wages and improvement in the leading indicators for employment. However, given Japan's dependence on exports, the strength of the Yen is a concern as is the strength and sustainability of the U.S. economic recovery. Equity valuations are attractive, particularly on a relative basis, but we are looking for further evidence of self-sustaining growth in the domestic economy before adding to our position.

We continue to view the prospects for strong economic growth in the core European countries a bit skeptically for the immediate future. Similar to Japan, economic growth has primarily been a story of external demand with little support from either domestic businesses or consumers. Consumer demand is unlikely to show healthy growth, given the deteriorating employment situation. The strengthening Euro may also prove to be a two-edged sword. On the plus side it is likely to increase consumer purchasing power and to quell inflationary pressures, which should stave off hikes to short-term interest rates. The downside is likely to be in export competitiveness.

We continue to favor Asia ex-Japan and the steady cash-earning sectors like food, oil and utilities. For technology, though, the sell-off has brought valuations back toward their September 2001 lows and sentiment is bearish. We are waiting for signs that the fundamentals (i.e. product demand and pricing) are stable before buying. Although the more defensive markets and sectors are no longer cheap, their valuations are not wildly overvalued and the earnings forecasts look realistic.

/s/ BARTON M. BIGGS                                         /s/ ANN D. THIVIERGE
  BARTON M. BIGGS                                             ANN D. THIVIERGE

                   Van Kampen Active International Allocation
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust. It was named the T. Rowe Price International Stock Portfolio and was managed by T. Rowe Price Associates, Inc.


The views expressed in this commentary on Van Kampen Active International Allocation reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION

We believe that the global economic recovery, although somewhat muted, will be supported by low real interest rates and plentiful liquidity.

                                                   [VAN KAMPEN INVESTMENTS LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Van Kampen Active International Allocation and the Morgan Stanley Capital International (EAFE) Index.



                                   (graph 4)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Morgan Stanley Capital International (EAFE) Index over the same time frame.

                                         MSCI
                        Portfolio        EAFE(1)
     FPE 06/30/92        $10,000        $10,000
     FYE 12/31/92        $10,060         $9,778
     FYE 12/31/93        $11,919        $12,999
     FYE 12/31/94        $11,243        $14,047
     FYE 12/31/95        $12,408        $15,669
     FYE 12/31/96        $14,298        $16,666
     FYE 12/31/97        $14,672        $17,009
     FYE 12/31/98        $16,937        $20,467
     FYE 12/31/99        $22,417        $26,055
     FYE 12/31/00        $18,324        $22,418
     FYE 12/31/01        $14,116        $17,664
     FPE 06/30/02        $13,639        $17,421





*    Inception 04/08/1991

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

On March 24, 1995, the portfolio changed its name from Global Growth Portfolio to T. Rowe Price International Stock Portfolio. On March 24, 1995, the investment restrictions, strategy and investment objective were also changed.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calender quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

BP PLC                                              3.74%
GlaxoSmithKline PLC                                 2.83%
Royal Dutch Petroleum Company                       2.50%
Total Fina Elf SA                                   1.93%
Nestle SA - Registered Shares                       1.89%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                   11.75%
Pharmaceuticals                                     8.89%
Petroleum Refining                                  7.01%
Food & Kindred Products                             4.92%
Telecommunications                                  4.89%

                                  Equity Matrix
                                INVESTMENT STYLE

                          Value     Blend     Growth
MARKET CAPITALIZATION
    Large                             X
    Medium
    Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

This historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

VAN KAMPEN ASSET ALLOCATION

....seeks high return through equity, fixed income and money market securities.

[GRAPHIC]                MARKET ENVIRONMENT

Despite improving economic activity in the first half of the year, equity markets have been stymied by accounting scandals, lack of visibility in earnings growth, and geopolitical tensions. The Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (13.15)% in the first half of the year, while bonds rose 3.8%, benefiting from the heightened risk aversion towards equities. The divergence between the real economy and equity performance highlights the fragile nature of our business environment. Although Gross Domestic Product growth has been strong (5.6% as adjusted for the first quarter), companies laden with debt continue to struggle to generate earnings growth. As a result, capital expenditure has been poor, employment remains under pressure, and margins show little sign of improvement. The most resilient segment of economic activity has been the consumer, who is increasingly burdened by debt, declining household net worth, and a poor job market. Unless corporations can improve performance in time to cushion the pressures on consumer spending, the U.S. economy may suffer a relapse in growth. A more positive development has been that recent statements from the Federal Reserve Board indicate that policy makers are well aware of these vulnerabilities as the central bank seeks to foster a sustainable economic and financial recovery.

[GRAPHIC]               PERFORMANCE

For the six months ended June 30, 2002, Van Kampen Asset Allocation returned (11.19)% as compared to its benchmarks, the S&P 500 and the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned (13.15)% and 3.33%, respectively, for the same period.

[GRAPHIC]                 STRATEGY REVIEW

As the market turned downward this year, our underweight to equities in favor of fixed income was rewarded. However, within equities, the growth orientation of the strategy underperformed. Former blue-chip growth names such as Tyco International Ltd.("Tyco"), Microsoft Corporation, and General Electric Company were among the worst performers in the portfolio. Defensively oriented companies such as Anheuser-Busch Companies, Inc., Quest Diagnostics Incorporated, and General Dynamics Corporation were among the best performers. Information technology, telecommunication services, and industrials were the weakest sectors, in a dramatic reversal from the bullish trends of the end of 2001. Credit markets also suffered severe bifurcation. Corporate bond spreads, which had tightened late last year, began to widen again, amidst accounting and earnings concerns. Specific issuers, such as WorldCom, Inc. and Tyco were particularly hit hard, while higher quality sectors remained stable. These weaknesses, concurrent with strength in consumer staples and utilities sectors, illustrates the market's continued concern with corporate profitability, prospects for capital expenditure, and valuations, despite the marked improvement in economic activity.

[GRAPHIC]               OUTLOOK

As a result of the sharp decline in equity prices in recent weeks and a concomitant fall in bond yields, U.S. stocks have reached levels of significant undervaluation. The S&P 500 is trading at close to seventeen times forward earnings, when current bond yields could easily justify a multiple of twenty times forward earnings. Valuations are even more attractive in Europe and Japan, which have outperformed U.S. markets so far this year. From these levels, stocks in the U.S. have usually outperformed bonds substantially. Buttressing our valuation assessment, sentiment indicators are pointing to extreme pessimism, thus laying the groundwork for a rally in stocks. Investor positioning has shifted from aggressively bullish three months ago to aggressively bearish. Extreme sentiment readings are usually a reliable contrarian indicator. The weak point of the equity market continues to be earnings dynamics, which are mixed. Near-term, U.S. pre-announcements are improving, profits are likely to have bottomed in the fourth quarter and most economic indicators in U.S. and Europe are pointing to an economic recovery. However, some recent readings have been weaker than expected, and the structural hangover from the capital expenditure and consumption boom still point to a fragile and anemic recovery. Despite these reservations, stocks are, on balance, relatively attractive at this juncture, and we anticipate adding to equities.

/s/ FRANCINE J. BOVICH                                         /s/ QUE T. NGUYEN
  FRANCINE J. BOVICH                                             QUE T. NGUYEN

                           Van Kampen Asset Allocation
                               Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor Asset Allocation Portfolio.

The views expressed in this commentary on Van Kampen Asset Allocation reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN ASSET ALLOCATION

As the market turned downward this year, our underweight to equities in favor of fixed income was rewarded.

                                                               [VAN KAMPEN LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Van Kampen Asset Allocation, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index..

(graph 5)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio for ten years versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.


                                                                  LB Inter.
                                    Portfolio      S&P Index(1)  Gov't/Credit(1)
FPE 06/30/92                         $10,000        $10,000       $10,000
FYE 12/31/92                         $11,018        $10,834       $10,404
FYE 12/31/93                         $12,867        $11,923       $11,318
FYE 12/31/94                         $12,187        $12,080       $11,099
FYE 12/31/95                         $14,980        $16,614       $12,801
FYE 12/31/96                         $17,649        $20,426       $13,319
FYE 12/31/97                         $21,203        $27,238       $14,367
FYE 12/31/98                         $25,102        $35,022       $15,579
FYE 12/31/99                         $31,728        $42,391       $15,639
FYE 12/31/00                         $29,846        $38,535       $17,222
FYE 12/31/01                         $27,739        $33,958       $18,765
FPE 06/30/02                         $24,635        $29,492       $19,389



*    Inception 04/08/1991

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Ginnie Mae 7.00%, due 07/01/32                      2.84%
Microsoft Corporation                               1.88%
General Electric Company                            1.86%
Citigroup Inc.                                      1.71%
Fannie Mae 6.50%, due 07/01/32                      1.62%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Agencies                           19.10%
Commercial Banks                                    6.83%
Pharmaceuticals                                     6.15%
Computer & Data Processing Services                 3.89%
Petroleum Refining                                  3.73%

                                  Equity Matrix
                                INVESTMENT STYLE

                          Value     Blend     Growth
MARKET CAPITALIZATION
    Large                                       X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's investment adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and performance prior to May 1, 1998 is attributable to that firm.

VAN KAMPEN MONEY MARKET

....seeks current income, preservation of capital and liquidity.

[GRAPHIC]     MARKET ENVIRONMENT

After cascading throughout 2001 to a forty-year low, short-term rates leveled off during the first half of 2002. The Federal Reserve Board, having lowered its target rate for federal funds to 1.75% on Dec. 11, 2001, has maintained that target so far in 2002.

The second quarter displayed continued signs of a moderate economic recovery. Non-farm payrolls grew by 41,000 in May, the second straight monthly increase following twelve consecutive monthly declines. Industrial production rose for the fifth straight month in May, after contracting in fourteen of the previous fifteen months. The Institute for Supply Management Purchasing Manager Index rose to 56.2 for June, its fifth consecutive monthly reading above 50. However, retail sales, which fell more than expected in May, have not shown the same consistent strength as other areas of the economy.

[GRAPHIC]     STRATEGY REVIEW

Throughout the quarter, we maintained our high credit standards in the portfolio by continuing to use a significant proportion of Federal Agency obligations, especially in the three-month and longer maturity segment. At the same time, we attempted to limit purchases of corporate obligations to only those issuers which possess both top short-term credit ratings and relatively high long-term debt ratings as well.

[GRAPHIC]     OUTLOOK

Looking ahead, we remain optimistic that the U.S. economy will regain its footing and that overall confidence of businesses and investors (barring further escalations of terrorist activities) will increase during the second half of 2002 and in 2003. We anticipate a moderate degree of upward pressure on short-term interest rates during the next twelve months.

/s/ JONATHAN R. PAGE                                           /s/ DALE ALBRIGHT
  JONATHAN R. PAGE                                               DALE ALBRIGHT

                             Van Kampen Money Market
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor Money Market Portfolio.

The views expressed in this commentary on Van Kampen Money Market reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN MONEY MARKET

We anticipate a moderate degree of upward pressure on short-term interest rates during the next twelve months.

                               [VAN KAMPEN LOGO]

PORTFOLIO COMPOSITION 6/30/02

Pie chart depicting portfolio composition as a percentage of total portfolio net assets.


Commercial Paper                                                 62.99%
Short-Term U.S. Government Obligations and Other Liabilities     37.01%

MATURITY COMPOSITION 6/30/02 (ALL AMOUNTS IN THOUSANDS)

Bar chart depicting maturity composition of the portfolio at June 30, 2002. (All amounts in thousands.)

                                     Market Value
30 days                                 $182,015
31-60 days                               $14,402
61-90 days                                $7,971
91-180 days                              $32,940
181-270 days                              $7,049
271 days to 1 year                            $0
1 year +                                      $0

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Northern Trust Corporation 1.79%, due 07/09/02          6.14%
Freddie Mac 1.73%, due 07/23/02                         5.95%
Fannie Mae 1.76%, due 08/07/02                          5.89%
Deutsche Bank Financial Inc. 1.80%, due 07/24/02        5.21%
Freddie Mac 1.97%, due 11/25/02                         5.19%

This material must be preceded or accompanied by the Fund's current prospectus.

Past performance does not guarantee future results. An investment in Van Kampen Money Market is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Money Market Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 1998. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 1998 is attributable to that firm.

JANUS  GLOBAL

....seeks long-term growth of capital in a manner consistent with the preservation of capital.

[GRAPHIC]     MARKET  ENVIRONMENT

Continued economic uncertainty joined worries about corporate governance and a general mistrust of financial reporting standards to send worldwide markets lower during the first half of 2002. Major European benchmarks such as the United Kingdom's ("U.K.") FTSE 100 Index, France's CAC 40 Index and Germany's Dax Index followed U.S. markets sharply lower while fears of a new Latin American debt crisis worked against emerging markets.

One notable exception to the general decline in worldwide markets was Japan, where the strong performance of a number of domestically focused firms allowed the broader market to largely hold its ground. That, together with a dramatic strengthening of the yen, caused U.S. dollar-based returns on the Nikkei 225 Index to exceed 7% during the period. Therefore, while we participated in the Japanese market's strength through a select group of holdings, our underweighting in Japan relative to the Morgan Stanley Capital International World Index ("MSCI World") worked against us.

[GRAPHIC]     PERFORMANCE
For the six months ended June 30, 2002, Janus Global returned (13.21)% compared with its benchmark, the MSCI World, which returned (8.60)% for the same period.

[GRAPHIC]     STRATEGY  REVIEW
Individual disappointments included Tyco International Ltd. ("Tyco"). Despite its low valuation, Tyco fell sharply as psychology - not fundamentals - began to drive the stock due to concerns about its accounting and the credibility of management. However, we began to sell our holdings after management abruptly reversed course on its plan to reorganize into four separate business units.

Other setbacks included Mexican broadcasting company Grupo Televisa SA de CV-ADR ("Televisa"), which suffered as the advertising market weakened in Mexico. Televisa, together with other media shares in the portfolio, was also held back by a general decline in media stocks across the globe that has been generated by concerns about accounting transparency and the possibility of a slower worldwide economic recovery. Despite the setback, we continue to believe that Televisa has a unique franchise in Spanish language media and that the stock will perform well as the economy rebounds.

Petroleo Brasileiro SA-Petrobras-ADR ("Petrobras"), a Brazilian oil company that has generated high rates of production growth and reasonable cash flows, also declined. Despite its strong fundamental performance, Petrobras was hurt by fears that a left-wing candidate would win the country's presidential election this fall. Meanwhile, U.S.-based financial services powerhouse Citigroup Inc. ("Citigroup") fell as concerns about a general decline in credit quality in the wake of continued economic malaise weakened sentiment surrounding the financial services sector. Citigroup was also held back by its exposure to the securities brokerage business - which is currently under intense scrutiny by government regulators in the U.S. - as well as its presence in the troubled economies of Argentina and Brazil.

Standouts included integrated French oil company Total Fina Elf SA, which benefited from the perception that it represents a good, stable defensive play in an uncertain market as well as bullishness in the commodities market as unrest in the Middle East continues to dominate headlines.

U.K. based Diageo PLC ("Diageo"), the world's leading distiller and distributor of premium beverages, also advanced. Diageo boasts a stable of powerhouse brands that include Smirnoff vodka, Tanqueray gin and Guinness beer. Meanwhile the com-pany continues to spin off underperforming businesses such as Glen Ellen winery and its Burger King franchises while intensifying its focus on its core spirits business. While liquor sales typically behave defensively during downturns, the company's premium brands provide upside in an expanding economy.

[GRAPHIC]     OUTLOOK

Looking ahead, a substantial amount of uncertainty - both political and economic
- continues to hang over worldwide markets. For that reason, we have positioned the portfolio as defensively as possible while selectively adding to those positions we believe will benefit most when the inevitable upturn finally arrives.


/s/ HELEN YOUNG HAYES                                  /s/ LAURENCE CHANG
HELEN YOUNG HAYES                                      LAURENCE CHANG

                                  Janus Global
                               Portfolio Managers

Janus Global is currently closed to new investors. Not available for applications dated after August 31, 2000.

The views expressed in this commentary on Janus Global reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS  GLOBAL

One notable exception to the general decline in worldwide markets was Japan, where the strong performance of a number of domestically focused firms allowed the broader market to largely hold its ground.

                                                                   [JANUS LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Global and the Morgan Stanley Capital International World Index.

(graph 7)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley International World Index (MSCI World) over the same time frame.

                                  Portfolio      MSCI World(1)
Inception 12/3/92                  $10,000        $10,000
Period Ended 12/31/92              $10,162        $10,083
FYE 12/31/93                       $13,724        $12,415
FYE 12/31/94                       $13,759        $13,108
FYE 12/31/95                       $16,932        $15,902
FYE 12/31/96                       $21,628        $18,127
FYE 12/31/97                       $25,683        $21,069
FYE 12/31/98                       $33,392        $26,293
FYE 12/31/99                       $57,134        $32,956
FYE 12/31/00                       $47,107        $28,698
FYE 12/31/01                       $36,348        $23,957
FPE 06/30/02                       $31,546        $21,896

                                  [LINE GRAPH]

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Citigroup Inc.                                      2.90%
Total Fina Elf SA                                   2.19%
Pfizer Inc.                                         1.73%
Sony Corporation                                    1.51%
Microsoft Corporation                               1.46%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                   12.00%
Pharmaceuticals                                     9.68%
Oil & Gas Extraction                                7.86%
Business Services                                   6.00%
Chemicals & Allied Products                         4.82%

                                  Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION   Value          Blend          Growth
          Large                                         X

          Medium

          Small

EQUITY MATRIX
GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

LKCM STRATEGIC TOTAL RETURN

....seeks preservation of capital and long-term growth.

[GRAPHIC]     MARKET ENVIRONMENT

The six months ended June 30th was one of the lowest return periods for equities in recent history. The Standard & Poor's 500 Composite Stock Index ("S&P 500") declined 13.15% during the period, which is the worst first six months of the year for stocks since 1970. In addition to the ambiguous economic reports and earnings disappointments seen in recent quarters, the first half of 2002 saw a growing roster of large companies reporting accounting problems, further damaging confidence in the financial markets.

[GRAPHIC]     PERFORMANCE

The equity sector of the LKCM Strategic Total Return portfolio significantly outperformed the S&P 500, while the fixed income portion generated solid returns during the period. This combination of achievements allowed the portfolio to fulfill one of its most important missions -- limiting downside risk. For the six months ended June 30, 2002, LKCM Strategic Total Return returned (5.82)%, as compared to its benchmarks, the S&P 500 and the Lehman Brothers Intermediate U.S. Government/Credit Index which returned (13.15)% and 3.33% respectively, for the same period.

[GRAPHIC]     STRATEGY REVIEW

The portfolio's relative out-performance was a direct result of the portfolio's construction and Luther King Capital Management's (LKCM) investment philosophy, which emphasizes diversification across asset classes (stocks and bonds), as well as both size and style of investments. At period end, the portfolio was structured with 65.66% equities, 2.45% convertible securities, and 31.18% fixed income securities. This asset mix has been relatively stable and is expected to remain so, with fixed income securities providing current income and a cushion against portfolio volatility. As has been the case in recent periods, value-added sector weightings and good stock selection both contributed significantly to performance in the equity portion of the portfolio. The portfolio once again benefited from our long-standing insistence on companies with accounting integrity, solid earnings quality, and management credibility. The portfolio emphasized companies with a demonstrated ability to grow earnings during the difficult economic environment, with Wells Fargo & Company, The Coca-Cola Company, and Newell Rubbermaid Inc., which were all positive for the period. In the healthcare group, we continued our out-of-consensus call in limiting exposure to the troubled pharmaceutical stocks, and instead emphasized faster growing healthcare services investments like Triad Hospitals, Inc. and Tenet Healthcare Corporation, which have been especially strong performers so far this year. We continue to focus on investments consistent with LKCM's historical emphasis on fundamentally strong companies with competitive advantages and solid balance sheets.

[GRAPHIC]     OUTLOOK

There are a number of headwinds that may continue to confront the financial markets in the near-term, including uncertainty about the timing and magnitude of an economic recovery, further questions about corporate America's accounting policies, and an unsettled international backdrop. Longer-term, we continue to see numerous opportunities in the financial markets. Inflation is under control, interest rates remain at historically low levels, and already-low investor expectations leave room for positive surprises and improving sentiment. LKCM's discipline is well suited to these challenging times. Our investment strategy continues to concentrate on companies with superior financial characteristics and sustainable competitive advantages, and our research effort is intensely focused on companies that combine sound accounting practices, high earnings quality, reliable management teams, and solid total return potential.

/s/ LUTHER KING, JR.                                       /s/ SCOT C. HOLLMANN
   LUTHER KING, JR.                                           SCOT C. HOLLMANN

                           LKCM Strategic Total Return
                               Portfolio Managers

The views expressed in this commentary on LKCM Strategic Total Return reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

LKCM STRATEGIC TOTAL RETURN

We continue to focus on investments consistent with Luther King Capital Management's historical emphasis on fundamentally strong companies with competitive advantages and solid balance sheets.

                                                                     [LKCM LOGO]


         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. LKCM Strategic Total Return, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers Intermediate U.S. Government/Credit Index.

(graph 8)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.

                                                                  LB Inter.
                                  Portfolio       S&P 500(1)    Gov't/Credit(1)
Inception 3/1/93                   $10,000        $10,000        $10,000
Period Ended 12/31/93              $11,349        $10,768        $10,505
FYE 12/31/94                       $11,288        $10,909        $10,303
FYE 12/31/95                       $14,072        $15,004        $11,882
FYE 12/31/96                       $16,182        $18,447        $12,363
FYE 12/31/97                       $19,718        $24,599        $13,336
FYE 12/31/98                       $21,619        $31,629        $14,461
FYE 12/31/99                       $24,228        $38,283        $14,517
FYE 12/31/00                       $23,317        $34,801        $15,986
FYE 12/31/01                       $22,809        $30,668        $17,419
FPE 06/30/02                       $21,482        $26,635        $17,998

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
    - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)
CBS Corporation 7.15%, due 05/20/05                           3.49%
ALLTEL Corporation 7.25%, due 04/01/04                        2.51%
General Electric Capital Corporation 8.13%, due               2.40%
04/01/08
Continental Cablevision, Inc. 8.88%, due 09/15/05             2.39%
Boise Cascade Corporation                                     2.35%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Telecommunications                                            11.31%
Commercial Banks                                              11.18%
Pharmaceuticals                                               5.43%
Oil & Gas Extraction                                          5.01%
Computer & Office Equipment                                   4.58%

                                 Equity Matrix
                                INVESTMENT STYLE

                              VALUE   BLEND   GROWTH
MARKET CAPITALIZATION
    LARGE
    MEDIUM                              X
    SMALL


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

                              Fixed Income Matrix
                                    MATURITY

                              SHORT   INTERMEDIATE   LONG
QUALITY
    HIGH
    MEDIUM                                  X
    LOW



FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

MEDIUM QUALITY: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

VAN KAMPEN EMERGING GROWTH

....seeks capital appreciation.

[GRAPHIC]     MARKET ENVIRONMENT

The first half of 2002 has been frustrating for stock investors following a similar market environment from last year. In our view, it is still an expectations market, which means psychology is playing a significant role in state of the market and economy, and the headlines appear to be driving the psychology. In order for the market to experience a sustainable rally, we believe that stock fundamentals need to turn, and investors need to focus on these fundamentals. The key to the rally is its sustainability, as we have experienced some short-term rallies during the year. Some previous short-term rallies have been driven down, as investors have become disappointed that the economy is not recovering causing the market to again sell off.

[GRAPHIC]     PERFORMANCE

Performance has been disappointing for the emerging growth discipline. For the six months ended June 30, 2002, Van Kampen Emerging Growth returned (18.78)%, as compared to its benchmark the Standard and Poor's 500 Composite Stock Index, which returned (13.15)% for the same period.

[GRAPHIC]     STRATEGY REVIEW

The market continued to be a difficult environment for our style of investing, which seeks to own companies with rising valuations and rising earnings expectations. Our investment criteria is designed to seek stocks that exhibit improving fundamentals and are currently being rewarded by the market. In the current environment, our portfolio has struggled. However, we have adhered to our philosophy and we remain cautiously optimistic that the market will turn and reward our style of investing.

During April, we experienced another market mood shift as the prospects for economic recovery faded with the release of a multitude of gloomy earnings and economic reports. During the market's pullback, we increased the fund's beta, adding to technology holdings. In our opinion, the market appeared oversold. However, a strong rally following a good earnings report from a top networking firm quickly lost momentum. The loss in momentum was due largely to warnings of possible terrorist threats and rising instability in many regions of the world. Later during the quarter, the market again appeared oversold and ready for a bounce, but we remain unsure as to what the catalyst could be to get the market to rally. Moves in stock prices continued to be based on hopes or fears, and fear seemed to be gaining the upper hand. Although fundamentals appeared to begin improving, not every company benefited. The tone of company management comments was certainly more positive from some, but more negative from others. In general, management credibility continued to be extremely low.

[GRAPHIC]     OUTLOOK

Overall, our outlook on the market has improved since the beginning of the year. We are encouraged by some signs of an improving economy, particularly improving company earnings for the stocks that meet our investment criteria. We expect that stock prices should rise in response to improving earnings, which should bode well for the Van Kampen Emerging Growth portfolio. We believe that the key to a sustained recovery in high-growth stocks may come when investors gain more confidence that companies can once again hit or exceed the market's earnings expectations and can have conviction in the reported numbers.

/s/ GARY M. LEWIS
  GARY M. LEWIS

                           Van Kampen Emerging Growth
                                Portfolio Manager

The views expressed in this commentary on Van Kampen Emerging Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VAN KAMPEN EMERGING GROWTH

In order for the market to experience a sustainable rally, we believe that stock fundamentals need to turn, and investors need to focus on these fundamentals.

                                                    [VAN KAMPEN INVESTMENT LOGO]


(graph 9)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P 500) over the same time frame.

                                                    Portfolio         S&P 500(1)
                  Inception 3/1/93                   $10,000          $10,000
                  Period Ended 12/31/93              $12,471          $10,768
                  FYE 12/31/94                       $11,553          $10,909
                  FYE 12/31/95                       $16,960          $15,004
                  FYE 12/31/96                       $20,162          $18,447
                  FYE 12/31/97                       $24,488          $24,599
                  FYE 12/31/98                       $33,629          $31,629
                  FYE 12/31/99                       $68,993          $38,283
                  FYE 12/31/00                       $60,769          $34,801
                  FYE 12/31/01                       $40,575          $30,668
                  FPE 06/30/02                       $32,955          $26,635


         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Van Kampen Emerging Growth and the Standard and Poor's 500 Composite Stock Index.


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

eBay Inc.                                          2.31%
Procter & Gamble Company (The)                     2.12%
UnitedHealth Group Incorporated                    2.12%
Lockheed Martin Corporation                        2.03%
Lowe's Companies, Inc.                             1.97%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services                6.99%
Commercial Banks                                   6.54%
Electronic Components & Accessories                6.45%
Oil & Gas Extraction                               4.87%
Pharmaceuticals                                    4.77%

                                  Equity Matrix
                                INVESTMENT STYLE

                         Value     Blend     Growth
MARKET CAPITALIZATION
    Large                                      X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Emerging Growth companies may be of any size, including larger, more established companies or smaller developing companies and involve risks not ordinarily associated with investments in other companies.

DREYFUS SMALL CAP VALUE

....seeks capital growth.

[GRAPHIC]     MARKET ENVIRONMENT

The stock market has been extraordinarily frustrating and perplexing this year. We share your disappointment in our recent investment performance and feel that it is important to give you some perspective on our results and our current assessment of the market environment. We believe it is essential for you to understand the factors driving the market and the portfolio.

In many ways 2002 has been a tale of two markets. Generally, the best-performing stocks have been traditional defensive holdings in the still-strong consumer sectors such as retail, homebuilders and home products as well as companies that have less perceived accounting risk, such as financial services and basic industries companies. Meanwhile, the entire technology, telecommunications and electric power generating sectors have been ruthlessly punished as the headlines reveal many questionable accounting practices. The divergence of returns between the perceived "safety" sectors and those considered "riskier" has been unprecedented.

Some of the root causes of this challenging environment include terrorism threats, accounting scandals and a few high profile cases of fraud. The heightened bankruptcy risk of many former market darlings, concerns that the economic recovery is stagnating, and the abandonment of many stocks by Wall Street analysts (who are trying to make up for their lack of objectivity in the past) have only added to the market's malaise. In summation, a crisis in confidence is plaguing the market.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Dreyfus Small Cap Value returned (23.28)% as compared to its benchmark, the Russell 2000 Index, which returned (4.70)% for the same period.

[GRAPHIC]     STRATEGY REVIEW

A hallmark of our investment style is that we are looking to exploit inefficiencies in the market. Ours is a research-driven, value-oriented approach. We will often look at stocks that are out of favor and try to determine if the market's pessimism is warranted. The most important criterion in this exercise has always been valuation. If we do not think that a stock is cheap, we will not buy it.

We saw and continue to see great value and good prospects in technology, telecommunications and a few power generators. These sectors have, however, been the main detractors for year-to-date performance. The eleven interest-rate cuts, in 2002, and increased fiscal stimulation by the Federal Reserve Board, among other indicators, led us to have a somewhat more positive view of the economy and corporate spending than has come to pass. We did not accurately gauge how extensive accounting scandals would become, nor how the rating agencies would change the rules in the middle of the game.

It is important to recognize that we did not just start buying technology and other controversial stocks in 2002. In 2001, for example, we opportunistically invested in many technology stocks that were oversold. Despite the NASDAQ Composite Index falling nearly 21% last year, our technology holdings were by far our best performers, adding fifteen percentage points to our total return.

[GRAPHIC]     OUTLOOK

As we start the third quarter, we are hopeful that the market will begin to act more rationally. Our strength has always been in stock selection, not market timing or gauging market sentiment, but we believe that pessimism in the market is overdone. We believe that the portfolio offers enormous upside potential. We establish and maintain target prices for every holding in the portfolio. These targets are based upon reasonable assessments of what the companies are worth, considering business prospects over the next twelve to twenty-four months, historical valuation levels (after backing out anomalies) and peer values. On average, our target prices are more than 100% above current prices. While that may seem overly optimistic, we believe that our targets are very reasonable.


/s/ Peter L. Higgins
PETER L. HIGGINS

Dreyfus Small Cap Value
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

Effective July 1, 2002, Dreyfus Small Cap Value is closed to new investors.

The views expressed in this commentary on Dreyfus Small Cap Value reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

DREYFUS SMALL CAP VALUE

Our strength has always been in stock selection, not market timing or gauging market sentiment, but we believe that pessimism in the market is overdone.

                                                                  [DREYFUS LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.
         Dreyfus Small Cap Value and the Russell 2000 Index.

(graph 10)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                  Portfolio      Russell 2000(1)
                  Inception 5/4/93                 $10,000          $10,000
                  Period Ended 12/31/93            $11,180          $11,722
                  FYE 12/31/94                     $10,980          $11,509
                  FYE 12/31/95                     $12,523          $14,783
                  FYE 12/31/96                     $15,732          $17,221
                  FYE 12/31/97                     $19,752          $21,072
                  FYE 12/31/98                     $19,322          $20,536
                  FYE 12/31/99                     $25,001          $24,901
                  FYE 12/31/00                     $27,757          $24,149
                  FYE 12/31/01                     $35,750          $24,749
                  FPE 06/30/02                     $27,425          $23,586

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Bausch & Lomb Incorporated                    2.72%
Fleming Companies, Inc.                       2.47%
Invitrogen Corporation                        1.98%
Calpine Corporation                           1.90%
WebMD Corporation                             1.87%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services           10.85%
Pharmaceuticals                                7.10%
Oil & Gas Extraction                           6.67%
Industrial Machinery & Equipment               6.41%
Instruments & Related Products                 5.09%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large
    Medium
    Small                               X

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. The Dreyfus Corporation has been the portfolio's sub-adviser since September 16, 1996. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to September 16, 1999 is attributable to that firm.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

CAPITAL GUARDIAN VALUE

....seeks long-term growth of capital and income through equity securities.


[GRAPHIC]     MARKET ENVIRONMENT

A recovery seemed to be unfolding late in the first quarter, but a sharp decline in the second quarter dashed all hopes of a rebound, with the major indices reporting double-digit losses and all ten industry sectors of the Standard and Poor's 500 Composite Stock Index posting negative results.

Technology stocks plummeted, especially those related to hardware and semiconductors. While several industry leaders indicated that business had stabilized or improved in the first quarter, investors feared more loss as spending by end users appeared to sag. The meltdown in telecommunication shares continued as investors grew increasingly uneasy about the sector's sizable debts, falling revenues, and overcapacity.

In the broader market, although first-quarter earnings releases were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron Corp. News that WorldCom, Inc. had grossly overstated their cash flow cast further doubt on the veracity of corporate accounting. At the same time, Wall Street's credibility suffered with the New York State Attorney General's investigation into conflicts of interest at several brokerage firms.

These events were viewed against a backdrop of escalating violence in the Middle East and mixed economic news at home that fell short of consensus expectations for a strong recovery and called into question the anticipated rebound in corporate profits. First-quarter Gross Domestic Product grew at a revised 5.6% annualized, viewed as a healthy bounce from a low base, and markets cheered the release of strong productivity numbers. On the other hand, consumer spending showed signs of slowing, corporate spending remained weak, and unemployment climbed to an eight-year high as companies sought to contain costs. Echoing the mixed sentiment on the economy, the Federal Reserve Board left interest rates unchanged and maintained a neutral bias, stating that the risks of economic weakness and inflation were equally balanced.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Capital Guardian Value returned (9.63)%. For the same period, its benchmark, the Russell 1000 Value Index returned (4.78)%.

[GRAPHIC]     STRATEGY REVIEW

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices.

The portfolio benefited from our many financial holdings and from a variety of consumer-related companies, but suffered from not owning enough in the consumer staples sector. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecommunication areas also hurt returns.

Late in the second quarter, we reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.

[GRAPHIC]     OUTLOOK

After a decade of exceptional returns in the U.S. equity market, we do not have high expectations on a secular basis for the coming years. Valuations remain somewhat high by historical standards and a loss of faith in corporate management could have a lasting negative impact on multiples. Still, there are likely to be cyclical ups and downs that will provide opportunities to add value through stock selection based on fundamental research. In the near term, we are being careful not to be bearish following the market's most recent down turn. Fiscal stimulus and low interest rates should support the economic recovery and we expect corporate profits to see large percentage increases, albeit from low bases.

CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian Value
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Capital Guardian Value reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN VALUE

Fiscal stimulus and low interest rates should support the economic recovery and we expect corporate profits to see large percentage increases, albeit from low bases.

                                                         [CAPITAL GUARDIAN LOGO]


         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Capital Guardian Value and the Russell 1000 Value Index.

(graph 11)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index over the same time frame.

                                                                    Russell
                                                  Portfolio        Value 1000(1)
                  Inception 5/27/93                $10,000           $10,000
                  Period Ended 12/31/93            $10,280           $10,694
                  FYE 12/31/94                     $10,700           $10,483
                  FYE 12/31/95                     $14,401           $14,503
                  FYE 12/31/96                     $17,834           $17,642
                  FYE 12/31/97                     $22,260           $23,850
                  FYE 12/31/98                     $23,943           $27,577
                  FYE 12/31/99                     $23,212           $29,603
                  FYE 12/31/00                     $24,505           $31,680
                  FYE 12/31/01                     $26,132           $29,909
                  FPE 06/30/02                     $23,615           $28,481

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Morgan Chase & Co. (J.P.)                        4.27%
Air Products and Chemicals, Inc.                 3.89%
Bank One Corporation                             3.63%
United Technologies Corporation                  3.56%
Washington Mutual, Inc.                          3.03%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                 9.61%
Chemicals & Allied Products                      6.19%
Industrial Machinery & Equipment                 6.18%
Petroleum Refining                               4.59%
Insurance                                        4.14%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large                      X
    Medium
    Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 9, 2000 is attributable to that firm.

ALGER AGGRESSIVE GROWTH

....seeks long-term capital appreciation.


[GRAPHIC]    MARKET ENVIRONMENT

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve Board ("Fed") failed to cut the Fed funds rate any further during the first quarter. The Fed's decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron Corp.("Enron") affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indexes slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indexes finished in negative territory while value stock indexes were mostly flat. The Standard and Poor's 500 Composite Stock Index ("S&P 500") finished with a 0.28% first quarter return.

The second quarter of 2002 brought more suffering on equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco International Ltd. and WorldCom Inc. fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indexes, with growth stocks and large cap stocks leading the downturn. At the end of June, the Dow Jones Industrial Average ("Dow Jones") was nearing the 9,000 level, and the NASDAQ Composite Index ("NASDAQ") was approaching lows that had not been seen since the early days of the Internet boom.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, Alger Aggressive Growth returned (20.44)%, while its benchmark the S&P 500 returned (13.15)% for the same period. The portfolio suffered from an inherent growth bias during a period of time when growth stocks were the market's poorest performers.

[GRAPHIC]    STRATEGY REVIEW

The portfolio underperformed the S&P 500 benchmark over the six-month period due to an aggressive approach and an overweighting in the weak information technology sector. Poor performing health care stocks also contributed to the negative return, more than offsetting strong security selection in the consumer discretionary sector. As of June 30, 2002, the portfolio held eighty two stocks and had a cash position of 4.22%. The portfolio is well diversified, as evidenced by top holdings Microsoft Corporation, eBay Inc., Wal-Mart Stores, Inc., AmerisourceBergen Corporation and Anthem, Inc.

[GRAPHIC]    OUTLOOK

We've been saying for some time that we see a solid second half of the year for the economy and for the markets. There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3% to 4% range may be more sustainable and hence more desirable than the oscillations that we've witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear and unrealistic expectations. Our sense of what the Dow Jones and NASDAQ will do in the months ahead is based on decent but by no means extraordinary profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest but by no means astonishing economic expansion. Nothing that has happened in the past two months alters that picture.


/s/ Frederick M. Alger                                      /s/ David Hyun
FREDERICK M. ALGER                                          DAVID HYUN

                             Alger Aggressive Growth
                               Portfolio Managers

The views expressed in this commentary on Alger Aggressive Growth reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

ALGER AGGRESSIVE GROWTH

We've been saying for some time that we see a solid second half of the year for the economy and for the markets.

                                                                    [ALGER LOGO]

       Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Alger Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.

(graph 12)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P 500) over the same time frame.

                                                   Portfolio          S&P 500(1)
                 Inception 3/1/94                   $10,000           $10,000
                 Period Ended 12/31/94               $9,874           $10,072
                 FYE 12/31/95                       $13,628           $13,852
                 FYE 12/31/96                       $15,052           $17,031
                 FYE 12/31/97                       $18,702           $22,710
                 FYE 12/31/98                       $27,807           $29,200
                 FYE 12/31/99                       $46,999           $35,344
                 FYE 12/31/00                       $32,274           $32,129
                 FYE 12/31/01                       $26,965           $28,313
                 FPE 06/30/02                       $21,453           $24,590

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation            2.77%
eBay Inc.                        2.72%
Wal-Mart Stores, Inc.            2.55%
AmerisourceBergen Corporation    2.44%
Anthem, Inc.                     2.27%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                               11.57%
Insurance                                      7.14%
Electronic Components & Accessories            6.18%
Computer & Data Processing Services            5.67%
Business Services                              5.37%

                                 Equity Matrix

                                INVESTMENT STYLE

                             Value     Blend      Growth
MARKET CAPITALIZATION
   Large                                            X
   Medium
   Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the fund's current prospectus.

FEDERATED GROWTH & INCOME

....seeks total return.

[GRAPHIC]     MARKET ENVIRONMENT

The aftermath of the stock market bubble continued during the first half of 2002. Stocks as a percentage of U.S. economic output have become less expensive since the peak in March 2000, but they are still higher than at prior market peaks of the 1920s, 60s, 70s and 1987. One of the most important lessons of the past two years is that valuation matters. This, along with an alarming increase in debt in the system and the undermining of confidence in American business practices, creates a challenging market environment.

[GRAPHIC]     PERFORMANCE

The portfolio excelled in an exceptionally difficult environment. Real estate investment trusts ("REITs") and gold shares led to positive returns. Large cash reserves and the avoidance of technology and telecommunications stocks helped to protect our investors' capital. For the six months ended June 30, 2002, Federated Growth & Income returned 6.74% compared with 2.86% for its benchmark, the Russell Midcap Value Index.

[GRAPHIC]     STRATEGY REVIEW

REITs have been our favorite sector for several years, and the group has far exceeded the returns on the broad market. In response, we recently trimmed our holdings from a peak of 27% of assets to less than 20%. Though current fundamentals are weak, the long-term outlook appears quite favorable to us, and we have been adding to the sector after its recent price decline.

Gold stocks have been large contributors to returns over the past year. The commodity seems to be emerging from a 20-year bear market, while an 18-year bull market in stocks has ended. Positive factors for gold are the declining U.S. dollar, political instability, security threats, and diminishing gold supply.

Foreign stocks make up 18% of the portfolio, of which 3% is in foreign currencies, the highest percentage yet. Valuations are generally lower than in the United States and a falling U.S. dollar produces gains for dollar-based investors.

Utilities were the worst sector, as electric companies with energy trading or merchant power-generating operations have been pressured by weak market conditions and the major credit rating agencies. Aquila Inc. formerly UtiliCorp United, Inc., was our worst performing stock.

Cash reserves are an unusually high at 32% of net assets. Despite the popular view that last September marked the low of this stock market cycle, we remained skeptical and disciplined. Our risk-averse approach is intact, with an ongoing search for attractively priced stocks that will offer a superior risk-adjusted return.

[GRAPHIC]     OUTLOOK

Sharp stock price declines have led many to assume that stocks are now "cheap." Unfortunately, widespread accounting scandals are revealing how overstated corporate earnings have been and how little valuation support stocks have had. In the technology sector, which we have long maintained to be the most misunderstood and overvalued sector, plummeting share prices have been accompanied by plummeting earnings prospects. Time is the enemy of technology stocks, whose products inevitably become commodities, and is the ally of the value investor. The market seems overdue for a rebound, but conditions do not warrant the beginning of a new bull market.


/s/ Steven J. Lehman                                          /s/ John L. Nichol
STEVEN J. LEHMAN                                               JOHN L. NICHOL

                            Federated Growth & Income
                               Portfolio Managers

The views expressed in this commentary on Federated Growth & Income reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

FEDERATED GROWTH & INCOME

One of the most important lessons of the past two years is that valuation matters.

                                                                [FEDERATED LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
         Federated Growth & Income and the
         Russell Midcap Value Index.

(graph 13) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Value Index over the same time frame.

                                                            Russell
                                        Portfolio           Midcap Value(1)

     Inception 03/1/94                  $10,000             $10,000
     Period Ended 12/31/94               $9,542              $9,682
     FYE 12/31/95                       $11,952             $13,065
     FYE 12/31/96                       $13,343             $15,711
     FYE 12/31/97                       $16,631             $21,111
     FYE 12/31/98                       $17,139             $22,184
     FYE 12/31/99                       $16,376             $22,160
     FYE 12/31/00                       $21,151             $26,410
     FYE 12/31/01                       $24,472             $27,024
     FPE 06/30/02                       $26,121             $27,797

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

ProLogis Trust                                 1.92%
Potomac Electric Power Co.                     1.86%
Santos Limited - ADR                           1.57%
Mirant Corporation 2.50%, due 06/15/21         1.56%
Pinnacle West Capital Corporation              1.55%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Holding & Other Investment Offices             18.37%
Electric Services                              12.65%
Petroleum Refining                             4.75%
Metal Mining                                   3.74%
Electric, Gas & Sanitary Services              3.40%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large
    Medium                     X
    Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA U.S. GOVERNMENT SECURITIES

....seeks long-term return by focusing on high-quality fixed income securities.

[GRAPHIC]                MARKET ENVIRONMENT

Despite improving economic fundamentals, financial markets exhibited extreme volatility during the first half of 2002. The riskier the asset class, the lower the return. Investors had to contend with the significant overhang of accounting scandals and global instability. The aftermath of the Enron Corp. debacle continues and WorldCom, Inc. recently admitted to falsifying earnings by hiding $3.8 billion of expenses on the balance sheet, a revelation that torpedoed already diminished investor confidence. In addition, investors have had to contend with continued threats from Al-Qaida, heightened tensions between India and Pakistan, and continued skirmishes between Israel and the Palestinian Liberation Organization.

All of these issues have overshadowed the fact that the U.S. economy is out of the recession, that corporate earnings and cashflows are improving, and that the outlook for the economy is very good. The net result is that while returns during the first half were sub-par, the opportunity for good returns for the second half of 2002 is excellent.

[GRAPHIC]               PERFORMANCE

For the six months ended June 30, 2002, Transamerica U.S. Government Securities returned 0.76%, as compared with its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.79% for the same period.

[GRAPHIC]                 STRATEGY REVIEW

Transamerica U.S. Government Securities has approximately a 16% weighting in corporate bonds, which adversely impacted performance. Corporate bonds under performed other fixed-income assets during the first half of 2002, as investors avoided riskier asset classes such as corporate bonds in favor of U.S. Treasuries.

[GRAPHIC]               OUTLOOK

Going forward, as companies affirm the integrity of their financial reports and rebuild investor confidence, investors will be able to refocus on the fundamentals of the economy, which continue to improve. As the economy improves, earnings and cash flows will grow and the default risk premium embedded in corporate bond prices will decline. Corporate bonds currently offer tremendous value in terms of significant excess yield as well as the potential for meaningful capital appreciation. The portfolio is well positioned to outperform in this type of environment.

/s/ MATTHEW W. KUHNS                                             /s/ HEIDI Y. HU
  MATTHEW W. KUHNS                                                 HEIDI Y. HU

                     Transamerica U.S. Government Securities
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust. It was named the Dreyfus U.S. Government Securities Portfolio and was managed by The Dreyfus Corporation.

The views expressed in this commentary on Transamerica U.S. Government Securities reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA U.S. GOVERNMENT SECURITIES

Corporate bonds under performed other fixed-income assets during the first half of 2002, as investors avoided riskier asset classes such as corporate bonds in favor of U.S. Treasuries.

                                                             [TRANSAMERICA LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica U.S. Government Securities and the Lehman Brothers Aggregate Bond Index.

(graph 14) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                            LB Aggregate
                                        Portfolio           Bond(1)

     Inception 5/13/94                  $10,000             $10,000
     Period Ended 12/31/94               $9,960             $10,075
     FYE 12/31/95                       $11,518             $11,937
     FYE 12/31/96                       $11,727             $12,370
     FYE 12/31/97                       $12,800             $13,564
     FYE 12/31/98                       $13,745             $14,742
     FYE 12/31/99                       $13,625             $14,621
     FYE 12/31/00                       $15,010             $16,321
     FYE 12/31/01                       $15,775             $17,699
     FPE 06/30/02                       $15,895             $18,370

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Note 3.38%, due 04/30/04    32.18%
U.S. Treasury Bond 5.38%, due 02/15/31    16.02%
U.S. Treasury Note 3.50%, due 11/15/06    14.22%
U.S. Treasury Bond 4.88%, due 02/15/12     8.72%
U.S. Treasury Note 4.38%, due 05/15/07     2.93%

                              Fixed Income Matrix
                                    MATURITY

                Short   Intermediate    Long
QUALITY                      X
    High
    Medium
    Low

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration of 3.5 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. Transamerica has been the portfolio's sub-adviser since May 1, 2002. Prior to that date, a different firm managed the portfolio and the performance prior to May 1, 2002 is attributable to that firm.

T. ROWE  PRICE  EQUITY  INCOME

....seeks substantial dividend income with long-term growth.

[GRAPHIC]          MARKET  ENVIRONMENT

Equity income stocks continued to outperform growth stocks in the second quarter. Ongoing weakness in technology and telecommunications restrained most growth sectors, while safer regions of the market, such as industrials and materials, were relatively stronger. Unfortunately, a series of accounting scandals involving high- profile companies weighed on the entire market, resulting in losses for the major stock indexes.

Manufacturing turned in its strongest performance since February 2000, according to the Institute for Supply Management ("ISM"). ISM also reported that the services industry (the largest part of the economy) expanded in June, although at a slower pace than expected.

The unemployment rate rose a notch in June to 5.9% from 5.8% as the economy added fewer jobs than expected. The labor market continues to struggle its way out of last year's recession, which led to more than a million job cuts in 2001. Behind the headlines, however, was news that income continues to improve. An increase of 0.4% in average hourly earnings, reflecting longer weekly hours, boosted weekly wages to the highest level since the first quarter of 2001. On another positive note, the Labor Department said new claims for unemployment benefits fell to the lowest level since the recession began.

[GRAPHIC]           PERFORMANCE

The portfolio outperformed the broad market as measured by the Standard and Poor's 500 Composite Stock Index ("S&P 500"). Relative to the S&P 500, portfolio results were driven by both stock selection and sector allocation. As all sectors were down for the quarter, the portfolio benefited most from overweighting some of the better- performing sectors and underweighting some of the hardest-hit areas of the market. For the six months ended June 30, 2002, T. Rowe Price Equity Income returned (3.48)%, compared with its benchmark, the S&P 500 which returned (13.15)% for the same period.

[GRAPHIC]         STRATEGY  REVIEW

Good stock selection and our overweighting of industrials and business services added to the portfolio's relative performance. Among the top positive contributors were defense stocks Lockheed Martin Corporation ("Lockheed") and Rockwell Collins, Inc. The portfolio enjoyed relative strength from consumer discretionary stock Fortune Brands, Inc. The company continues to execute well in a tough economic environment. Media companies struggled, and the portfolio benefited from a low allocation in this area, although overweight positions in The Reader's Digest Association, Inc., Dow Jones & Company, Inc., and AOL Time Warner Inc. ("AOL") were detrimental. Telecommunication services stocks continued to struggle, with this sector being the largest detractor to relative performance.

We initiated a position in AOL whose stock price dwindled from a high of about $85 at the beginning of 2000 to about $15 at the end of June 2002. We believe balance sheet concerns have been overstated and risks inherent in the company are already reflected in the stock price. We also found that negative market sentiment created buying opportunities in General Electric Company. We trimmed consumer products company The Procter & Gamble Company when the stock appreciated to a level that appeared extended, and defense company Lockheed, which ran up after September 11th.

[GRAPHIC]           OUTLOOK

The recent spate of revelations regarding improper corporate financial reporting and inappropriate or illegal behavior by a few corporate executives has taken a toll on investor confidence. Coming on top of a long and steep decline in stock prices, it has created a crisis atmosphere, similar to that associated with prior market bottoms. We do not know if we are yet near the end of the market decline, but we would caution investors not to be overly emotional in responding to this environment. In our view, many stocks now reflect reasonable valuations. Corporate earnings are recovering, and most corporate management teams act responsibly. This is not the time to be stampeded out of an appropriate investment plan.


/S/  BRIAN  C. ROGERS
    BRIAN  C. ROGERS

T. Rowe Price Equity Income
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on T. Rowe Price Equity Income reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE  PRICE  EQUITY  INCOME

We do not know if we are yet near the end of the market decline, but we would caution investors not to be overly emotional in responding to this environment.

                                                            [T. ROWE PRICE LOGO]

            Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Equity Income and the Standard and Poor's 500 Composite Stock Index.

(graph 15) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                        Portfolio           S&P Index(1)
     Inception 1/3/95                   $10,000             $10,000
     Period Ended 12/31/95              $13,050             $13,753
     FYE 12/31/96                       $15,644             $16,909
     FYE 12/31/97                       $20,068             $22,548
     FYE 12/31/98                       $21,835             $28,992
     FYE 12/31/99                       $22,593             $35,092
     FYE 12/31/00                       $25,374             $31,900
     FYE 12/31/01                       $25,924             $28,111
     FPE 06/30/02                       $25,022             $24,414

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Exxon Mobil Corporation                          2.64%
ChevronTexaco Corporation                        2.50%
Merck & Co., Inc.                                1.99%
BP PLC - ADR                                     1.86%
Honeywell International Inc.                     1.85%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Petroleum Refining                              10.01%
Commercial Banks                                 7.72%
Telecommunications                               7.06%
Pharmaceuticals                                  6.28%
Chemicals & Allied Products                      5.24%

                                  Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION    Value   Blend  Growth
Large                     X
Medium
Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

T. ROWE PRICE GROWTH STOCK

....seeks long-term capital growth and increasing dividend income.
         MARKET  ENVIRONMENT

[GRAPHIC]

It is fair to say that the second quarter has been the gloomiest and most troubling investment environment experienced in many years. Companies were impacted by the ongoing softness in corporate spending and a lack of an economic rebound overseas. Enron Corp., WorldCom, Inc., and Xerox Corporation, along with the actions of Tyco International Ltd.'s ex-Chief Executive Officer, have shown the world a less-than-pure financial system.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002, T. Rowe Price Growth Stock returned (16.26)%, compared with its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (13.15)% for the same period.

[GRAPHIC] STRATEGY REVIEW

The portfolio's performance is primarily driven by our disciplined bottom-up stock selection process, which targets growth stocks with the ability to sustain earnings momentum even during times of slow economic growth. In light of the market's malaise, we buttressed the portfolio for a less robust economy, and selectively added to holdings that could benefit from consumer spending, such as retailers Target Corporation and The Home Depot, Inc. These are companies that we believe offer solid long-term growth potential.

We remain bullish on health care services stocks UnitedHealth Group Incorporated and WellPoint Health Networks Inc., a pair of strong contributors for the period. Overall the health care sector produced mixed results, as large-cap pharmaceuticals Pfizer Inc. and Wyeth, and biotechnology stock MedImmune, Inc., suffered severe losses. The technology and telecommunications sectors were also dismal performers during the quarter. However, we dodged some of the pain by maintaining an underweight allocation, which improved our performance versus our benchmark.

[GRAPHIC] OUTLOOK

While dismayed by the movement in many stocks, we understand that it will take time to repair the trust that has been lost in recent quarters. Still, we believe the valuations of most of our holdings have become extremely attractive. In the second quarter as the market plunged, companies of all qualities began to be priced at about the same low level, and strong historical growth records were generally ignored. Over time, this parity should prove flawed and the truly great companies will again command higher prices. The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith and a more virtuous cycle will begin again.

/s/ ROBERT  W. SMITH
ROBERT  W. SMITH

T. Rowe Price Growth Stock
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on T. Rowe Price Growth Stock reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE  PRICE  GROWTH  STOCK

While dismayed by the movement in many stocks, we understand that it will take time to repair the trust that has been lost in recent quarters. Still, we believe the valuations of most of our holdings have become extremely attractive.

                                                            [T. ROWE PRICE LOGO]

            Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Growth Stock and the Standard and Poor's 500 Composite Stock Index.

(graph 16) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                        Portfolio           S&P Index(1)

     Inception 1/3/95                   $10,000             $10,000
     Period Ended 12/31/95              $13,720             $13,753
     FYE 12/31/96                       $16,569             $16,909
     FYE 12/31/97                       $21,303             $22,548
     FYE 12/31/98                       $27,411             $28,992
     FYE 12/31/99                       $33,494             $35,092
     FYE 12/31/00                       $33,325             $31,900
     FYE 12/31/01                       $29,978             $28,111
     FPE 06/30/02                       $25,104             $24,414

* inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                                   3.95%
UnitedHealth Group Incorporated                  3.50%
Pfizer Inc.                                      3.43%
Freddie Mac                                      3.32%
Microsoft Corporation                            2.92%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                 12.44%
Insurance                                        9.13%
Commercial Banks                                 8.91%
Computer & Data Processing Services              7.55%
Business Services                                6.15%


                                  Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION        Value  Blend    Growth
Large                                          X
Medium
Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

TRANSAMERICA VALUE BALANCED

....seeks preservation of capital and competitive investment returns.

[GRAPHIC]                MARKET ENVIRONMENT

During the six months ending June 30, 2002, stock losses that began shortly after the New Year accelerated by the end of the period. In fact, year to date the NASDAQ Composite Index has registered one of its worst performance declines on record. Meanwhile, the Standard and Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("Dow") and Russell 1000 Value Index ("Russell 1000 Value") all registered losses ranging from the mid-single digits to the mid-teens.

There are a number of solid reasons to explain why the downside occurred in the equity markets; however, it does little to sooth the pain of a financial setback of this magnitude. No one will ever be able to say for sure whether the downside was precipitated by the realization of massive corporate accounting "problems," the escalated tension in the Middle East or the ongoing threat of terrorism throughout the world. These issues all had some influence in explaining the market's behavior in the short-term. We believe, however, our current problems and the focus for the long-term involve corporate capacity (the ability to produce economic output), pricing power and ultimately corporate profitability (or lack there of).

In time, good will triumph over evil, truth and integrity will replace fraud, and peace will win out over war. The improvement in corporate profitability on the other hand is not so undeniable. In fact, the ongoing evolution of global competition, the continued trend of improving productivity and the slow "working off" of the past decades excesses will depress corporate earnings as a whole for some time to come.

[GRAPHIC]               PERFORMANCE

Transamerica Value Balanced is ahead of the S&P 500 and Dow year to date but trails the Russell 1000 Value due to weakness in healthcare and telecommunications. For the six months ended June 30, 2002, Transamerica Value Balanced returned (10.99)%, as compared with its benchmarks, the Russell 1000 Value and the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned (4.78)% and 3.33%, respectively, for the same period.

Sharp declines in specific holdings hurt returns. These included WorldCom, Inc. (MCI and WorldCom Group), the most dramatic loss; Sprint Corporation (FON Group) and AT&T Wireless Services, Inc. from the telecommunications group; and Merck & Co., Inc., Schering-Plough Corporation and Bristol-Myers Squibb Co. from the healthcare industry.

[GRAPHIC]                 STRATEGY REVIEW

Within the above-described context, we were not immune to some of the pitfalls that confronted investors. Weakness in our telecommunications stocks, healthcare and technology caused us to "give back" a significant portion of the competitive advantage earned for our investors over the preceding 15-month period. This is understandably disappointing for you and very frustrating for us. However, adversity can generate renewed strength. Rather than bury our head in the sand and just hold on, we have taken this opportunity to scrutinize the various industries represented in the market. Particular focus was placed on accessing capacity issues and competition, and evaluating pricing power now and going forward. The result has been a streamlining of holdings in sectors and stocks that have real current earnings with solid cash flow that is substantiated with a dividend history and without excess debt, meaningful barriers to entry that provide reasonable "product" pricing, with some pricing flexibility, and a favorable demographic landscape.

As a result we have reduced or eliminated our wireless technology, hardware and transportation sectors and added to or initiated positions within the healthcare, financial and consumer staple sectors.

[GRAPHIC]               OUTLOOK

Short-term, given the heightened emotional state of the market, our stocks could experience some continued downside weakness. However, we are comfortable with the businesses we own. We are receiving reasonable cash flow from dividends and so we will maintain the course, positioned for the long-term improved profit environment for our companies.

/s/  JOHN C. RIAZZI                                            /s/ GARY U. ROLLE
   JOHN C. RIAZZI                                                GARY U. ROLLE

                           Transamerica Value Balanced
                               Portfolio Managers

The views expressed in this commentary on Transamerica Value Balanced reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA VALUE BALANCED

We are receiving reasonable cash flow from dividends and so we will maintain the course, positioned for the long-term improved profit environment for our companies.

                                                             [TRANSAMERICA LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Value Balanced, the Russell 1000 Value Index, and the Lehman Brothers Intermediate U.S. Government/Credit Index.

(graph 17) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index and the Lehman Brothers Intermediate U.S. Government/Credit Index over the same time frame.

                                               Russell          LB Inter.
                               Portfolio       1000 Value(1)    Gov't./Credit(1)
     Inception 1/3/95          $10,000         $10,000          $10,000
     Period Ended 12/31/95     $12,009         $13,836          $11,533
     FYE 12/31/96              $13,741         $16,830          $12,000
     FYE 12/31/97              $16,020         $22,751          $12,944
     FYE 12/31/98              $17,354         $26,307          $14,037
     FYE 12/31/99              $16,375         $28,240          $14,091
     FYE 12/31/00              $19,249         $30,221          $15,516
     FYE 12/31/01              $19,665         $28,532          $16,907
     FPE 06/30/02              $17,504         $27,169          $17,469

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Washington Mutual, Inc.                             4.18%
FleetBoston Financial Corporation                   3.96%
U.S. Treasury Note 3.50%, due 11/15/06              3.01%
Hewlett-Packard Company                             2.83%
Fannie Mae                                          2.51%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                   10.88%
Telecommunications                                  8.33%
U.S. Government Obligations                         6.54%
Savings Institutions                                4.91%
Petroleum Refining                                  4.76%


                                  Equity Matrix
                                INVESTMENT STYLE

                          Value    Blend    Growth
MARKET CAPITALIZATION
    Large                   X
    Medium
    Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.



                              Fixed Income Matrix
                                    MATURITY

               Short    Intermediate     Long
QUALITY
    High         X
    Medium
    Low

FIXED INCOME MATRIX

SHORT TERM: Average duration of 3.5 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

PBHG/NWQ VALUE SELECT

....seeks maximum, consistent total return with minimum risk to principal.

[GRAPHIC] MARKET ENVIRONMENT

The stock market suffered a double-digit decline in the second quarter, marking only the seventh time in sixty years the Standard and Poor's 500 Composite Stock Index ("S&P 500") has performed so poorly in a single quarter. While value stocks performed relatively better, it was also a very painful quarter for the value indices. The combination of corporate misconduct, Middle East tension, terrorist threats, and a slowing recovery is creating the potential for an unprecedented third year of negative performance for the stock market, which last occurred between 1939 and 1941. The only clear beneficiaries of the difficult environment were gold stocks and the high-grade bonds.

[GRAPHIC] PERFORMANCE

Although the portfolio's performance was positive through most of the first six months, the sharp sell-off of nearly all stocks in June resulted in a loss for the period. Performance suffered as investors indiscriminately liquidated stocks with little regard to prices received. Returns for value stocks were negative, but the value style of investing continues to show the defensive qualities investors have historically expected from this investment approach. For the six months ended June 30, 2002, PBHG/NWQ Value Select returned (4.68)%, while its benchmark, the S&P 500 returned (13.15)% for the same period.

[GRAPHIC] STRATEGY REVIEW

NWQ INVESTMENT MANAGEMENT COMPANY, INC.: The portfolio benefited from strength in financial service holdings, our largest sector weight. Holdings in the mortgage industry such as Countrywide Credit Industries, Inc. and MGIC Investment Corporation benefited from the continuing strength in housing and mortgage refinancing.

Sometimes, what you don't own is more important than what you do own. In the health sector we have avoided the major pharmaceutical companies which have performed poorly. On the other hand, Aetna Inc., a health benefits firm, appreciated significantly after the company announced plans to boost profit margins by terminating current unprofitable clients. Another, HCA-The Healthcare Company, a for-profit hospital company, gained due to positive pricing trends in the hospital industry. Other notable holdings included Barrick Gold
Corporation, a gold mining company, which benefited from investors flight to safety and a weaker U.S. dollar, and Raytheon Company, a defense company that is benefiting from the defense buildup. The technology and telecommunication holdings were the significant under-performers and caused the overall portfolio results to be negative in the period. Poor current fundamentals, including significant revenue and earnings disappointments, weighed heavily on most of the companies in these sectors. Although none of our holdings were charged with impropriety during the quarter, performance suffered in sympathy with the sector overall. This volatility created an opportunity to accumulate positions at extremely depressed valuations in companies we believe offer substantial upside potential with moderate downside risk. Therefore, we selectively increased our weighting in technology stocks at the end of the quarter.

PILGRIM BAXTER & ASSOCIATES, LTD.: We maintained a low exposure to the technology sector. This decision proved favorable since earnings prospects have continued to deteriorate throughout the sector. We also held an overweight position in defensive types of stocks such as those found in the consumer staples and utilities sectors. The attractive combination of dividend yields and reasonable valuations have led many investors to these sectors. We maintained our exposure to the pharmaceutical sector, even as these stocks have declined due to concerns over future revenue growth and new product innovations. We are planning to retain this positioning, confident that the solid research and development activities of these companies will ultimately yield more life saving and life enhancing drugs.

[GRAPHIC] OUTLOOK

NWQ INVESTMENT MANAGEMENT COMPANY, INC.: The disclosure of the multiple instances of corporate ethics abuses, added to Wall Street's inherent difficulties in analytical objectivity, has led to an investor confidence crisis. The White House and Congress have reacted angrily, prompting the Justice Department to go after abusive corporate executives more aggressively. Meanwhile, the accounting profession is taking steps to increase financial transparency by limiting the use of pro forma earnings and requiring more detail in corporate disclosures. While we applaud measures that are put in place to help protect the financial integrity of U.S. corporations, we would also emphasize that the vast majority of business executives are reputable and manage within the rules. In the end, it is very unfortunate that investors lost money due to these improper activities, however, we believe it is part of the healthy purging of the excesses of the past stock market boom and should set the stage for the market to move higher. While it's nearly impossible to conclusively know if we are at the end of a capitulation, we see many more compelling opportunities in the stock market currently than we have for quite sometime.

PILGRIM BAXTER & ASSOCIATES, LTD.: In general, we are finding more stocks today that we believe are undervalued and have the potential to provide attractive returns over the long term. Overall, we have reduced the number of stocks in the portfolio as we focus on our high conviction ideas. We believe these companies have strong balance sheets and conservative accounting styles, offering above average dividend yields. Just as irrational exuberance drove stock prices to record highs in March 2000, fear and pessimism may take the markets below fair value. Since we do not try to time the market and instead employ a focused and disciplined investment process, we will continue to invest in companies that we believe boast attractive valuations balanced against solid business positions and the prospects for future growth. We believe stock valuations are compelling and dividend yields are excellent for the companies in which we are invested. Furthermore, we are confident that the account is positioned favorably to capture the benefits of renewed investor confidence in the equity market.

                                                   /s/ EDWARD C. FRIEDEL
                                                     EDWARD C. FRIEDEL

    /s/ RAYMOND J. MCCAFFREY                        /s/ JON D. BOSSE
      RAYMOND J. MCCAFFREY                              JON D. BOSSE
       Pilgrim Baxter and                              NWQ Investment
        Associates, Ltd.                          Management Company, Inc.
       Portfolio Manager                             Portfolio Manager

                              PBHG/NWQ Value Select
                             Co-Portfolio Management

Prior to May 1, 2002, PBHG/NWQ Value Select was named NWQ Value Equity and was managed by NWQ Investment Management Company, Inc.

The views expressed in this commentary on PBHG/NWQ Value Select reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PBHG/NWQ VALUE SELECT

....sometimes what you don't own is more important than what you do. In the health sector we have avoided the major pharmaceutical companies which have performed poorly...

                                                            [NWQ AND PBHG LOGOS]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. PBHG/NWQ Value Select and the Standard and Poor's 500 Composite Stock Index.

(graph 18)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard &
               Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                                    Portfolio           S&P Index(1)
            Inception 5/1/96                        $10,000             $10,000
            Period Ended 12/31/96                   $11,319             $11,499
            FYE 12/31/97                            $14,153             $15,334
            FYE 12/31/98                            $13,477             $19,716
            FYE 12/31/99                            $14,548             $23,864
            FYE 12/31/00                            $16,758             $21,693
            FYE 12/31/01                            $16,455             $19,117
            FPE 06/30/02                            $15,685             $16,603

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Verizon Communications, Inc.                     3.87%
Liberty Media Corporation - Class A              3.75%
Conoco Inc.                                      3.37%
Fannie Mae                                       3.16%
IndyMac Bancorp, Inc.                            3.06%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                                 11.00%
Pharmaceuticals                                  10.11%
Telecommunications                                9.97%
Petroleum Refining                                7.10%
U.S. Government Agencies                          5.13%

                                              Equity Matrix
                                            INVESTMENT STYLE
                                Value             Blend            Growth
MARKET CAPITALIZATION
   Large                          X
   Medium
   Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value. This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA EQUITY

....seeks maximum long-term growth.

[GRAPHIC] MARKET ENVIRONMENT

The equity market continued its downward spiral in the first half of 2002, as it became evident that the excesses of the 1990s have not been fully discounted in share prices. Corporate accounting scandals at Enron Corp. ("Enron"), Tyco International Ltd. and WorldCom, Inc. ("WorldCom") served to severely rock investor confidence. Earnings reports continued to be weak, especially in the technology and telecommunications industries. Simply put, when investors lose confidence, they require a higher return to own stocks. To achieve a higher return, stocks must fall.

Although it has taken longer than we expected, the crisis of confidence that has occurred in the post-Enron world should expedite the necessary healing process in corporate America. The stock market bubble instigated a huge misallocation of capital resources that is now correcting. Part of the necessary adjustment is that stock prices had to correct. The second part of the process is that unproductive capital be removed from the economy. Going forward, capital will be allocated more efficiently. This may not bode well for economic growth over the near term, but it is the right formula for setting the economy and the stock market back on a positive path.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002, Transamerica Equity returned (16.69)% as compared with its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (13.15)% for the same period. Growth funds continue to struggle relative to the broad market indexes as both price/earnings multiples and earnings have contracted materially.

[GRAPHIC] STRATEGY REVIEW

The portfolio's performance in the first half of 2002 was particularly impacted by weakness in the financial services, media and technology sectors. Our financial services investments are impacted by declines in the market as they derive a portion of their revenues based on the assets they have under management. Media investments were particularly affected after the WorldCom accounting problems due to "guilt by association." We believe our media investments, which include Cox Communications, Inc., Liberty Media Corporation, Clear Channel Communications, Inc. and Echostar Communications Corporation, are very high quality media franchises and should recover as investor confidence returns. Finally, our limited exposure in technology still hurt as Intel Corporation and VeriSign, Inc. ("VeriSign") revised their earnings guidance downward. We sold out of our VeriSign position as the earnings disappointment was of a magnitude that was not tolerable for us.

On the positive side, our investments in transaction processing and transportation logistics did very well for us. Credit and debit card transactions continue to grow and First Data Corporation and Concord EFS, Inc. continue to show remarkable earnings growth in lieu of a very difficult economy. In transportation logistics, United Parcel Service, Inc. and Expeditors International of Washington, Inc. have produced decent earnings results given the inherent cyclical nature of their business. Finally, our investment in Moody's Corporation has been nothing short of superb in a bear market.

[GRAPHIC] OUTLOOK

Certainly, it would be easy to get discouraged after more than two years of negative stock market returns. It's almost unprecedented. There are only three other periods in stock market history since 1929 where there have been consecutive years of negative returns: 1929-1932, 1939-1941 and 1973-1974. However, following these negative periods, the stock market turned in an average five-year compounded annual return of more than 17%. Assuming 2002 is another negative year for the stock market, the 2000-2002 period will mark three straight years of negative returns. There are good reasons to believe, though, that the stock market will right itself as the self-correcting mechanisms of a free economy are already at work. Capital allocation will improve and profits and cash flow will follow. We believe we own companies that not only will catch the next economic recovery, but also will get more than their fair share, as they tend to be the preeminent companies in their industries.

              /s/ JEFFREY S. VAN HARTE        /s/ GARY  U. ROLLE
                JEFFREY S. VAN HARTE            GARY  U. ROLLE
                              Transamerica Equity
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Transamerica Variable Insurance Fund, Inc. and was named the Growth Portfolio.

The views expressed in this commentary on Transamerica Equity reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA EQUITY

Although it has taken longer than we expected, the crisis of confidence that has occurred in the post-Enron world should expedite the necessary healing process in corporate America.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

      Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Equity, and the Standard and Poor's 500 Composite Stock Index.

(graph 19)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio for ten years versus the Standard &
               Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                                    Portfolio           S&P Index(1)
            FPE 06/30/92                            $10,000             $10,000
            FYE 12/31/92                            $11,622             $10,834
            FYE 12/31/93                            $14,262             $11,923
            FYE 12/31/94                            $15,350             $12,080
            FYE 12/31/95                            $23,561             $16,614
            FYE 12/31/96                            $30,111             $20,426
            FYE 12/31/97                            $44,113             $27,238
            FYE 12/31/98                            $63,203             $35,022
            FYE 12/31/99                            $87,084             $42,391
            FYE 12/31/00                            $78,648             $38,535
            FYE 12/31/01                            $64,786             $33,958
            FPE 06/30/02                            $53,970             $29,492

* Inception 12/31/1980

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
First Data Corporation                               7.49%
Expeditors International of Washington, Inc.         5.24%
Moody's Corporation                                  4.91%
United Parcel Service, Inc. - Class B                4.88%
Microsoft Corporation                                4.64%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Business Services                                   17.78%
Commercial Banks                                    13.49%
Communication                                       11.66%
Transportation & Public Utilities                    5.24%
Trucking & Warehousing                               4.88%

                                        Equity Matrix
                                       INVESTMENT STYLE
                           Value             Blend            Growth
MARKET CAPITALIZATION
   Large                                                         X
   Medium
   Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

JENNISON  GROWTH

....seeks long-term growth of capital.

[GRAPHIC]    MARKET  ENVIRONMENT

As we are all painfully aware, these have been, and continue to be, very difficult times in the equity market. In addition to the recession of last year, the markets are contending with the terrorist uncertainty, the instability in the Middle East, the instability between India and Pakistan, the initial shock of the Enron Corp./Arthur Anderson & Company debacle and revelations about corporate misbehavior.

The "headline" news has swamped the information about the economy, which is quite positive. Yet while the positive current facts are being reported, it is the negative possibilities that are being emphasized. This is clearly having an impact on public psychology as seen in the confidence polls. In fact, investors appear to us to be at, or close to, the level of pessimism that typically characterizes market bottoms.

It is at a time like this that one has to remind oneself about the role and benefit of equities in an investment portfolio. Historically, equities have produced attractive long-term returns relative to other assets. We see no reason to believe that won't hold true in the future as it has in the past.

There are a few things that we do know that are relevant to the investment outlook. We have had strong economic growth for the past two quarters, with the evidence available in the second quarter leading to predictions of more moderate, but still positive growth. Real incomes are strong and unemployment levels have stabilized. Housing activity and housing prices remain strong. Information available to us indicates that activity in the corporate sector is stabilizing and earnings are likely to improve in the last half of the year.

Most important, equity prices are substantially lower than they were two years ago and are now fairly valued by many measures. If history repeats itself, and it usually does, the market is likely to recover sometime in the next few quarters.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, Jennison Growth returned (18.96)%, compared with its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (13.15)% for the same period.

[GRAPHIC]    STRATEGY  REVIEW

Among the top performers for the period was Bed Bath & Beyond Inc., which was aided by a strong housing market and its unique merchandising approach.

On the negative side, our cable stocks did not perform well. Valuations in the cable industry have retreated from the lofty levels achieved during the midst of Comcast Corporation's acquisition of AT&T Broadband. Market assumptions concerning the rate of the industry's digital rollout have been reduced, and Adelphia Communications Corporation's surprise announcement of $2.3 billion in off-balance sheet debt shattered investor confidence.

[GRAPHIC]    OUTLOOK

The outlook for the overall market is mixed, from our point of view. On the positive side, we think the economy is improving, but at a modest pace. In addition, interest rates and inflation remain low, and there is substantial liquidity available to drive stock prices. On the negative side, however, corporate earnings are depressed, and there is too much debt in the system. Headlines of corporate scandals also seem to be keeping many investors on the sidelines.

We continue to focus on companies that have the best prospects for positive earnings surprises as the year progresses. Certain financial stocks, advertising-related stocks, and retail stocks have already experienced upward earnings revisions.

Overall, we are comfortable with our exposure to the strengthening economy. Currently, we seek to add stocks that are company-specific stories and are overlooked in this market. We believe it is a stock-picker's market today, and our opportunistic style should serve us well in this environment.

/S/ MICHAEL  A. DEL  BALSO
MICHAEL  A. DEL  BALSO
Jennison Growth
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Jennison Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JENNISON  GROWTH

Historically, equities have produced attractive long-term returns relative to other assets. We see no reason to believe that won't hold true in the future as it has in the past.

                                                      [JENNISON ASSOCIATES LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Jennison Growth and the Standard and Poor's 500 Composite Stock Index.

(graph 20)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard &
               Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                                    Portfolio           S&P Index(1)
              Inception 11/8/96                     $10,000             $10,000
              Period Ended 12/31/96                 $10,060             $10,080
              FYE 12/31/97                          $11,751             $13,442
              FYE 12/31/98                          $12,360             $17,283
              FYE 12/31/99                          $12,952             $20,919
              FYE 12/31/00                          $11,452             $19,016
              FYE 12/31/01                           $9,328             $16,758
              FPE 06/30/02                           $7,559             $14,554

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Microsoft Corporation                    3.60%
Kohl's Corporation                       3.37%
American International Group, Inc.       3.26%
Viacom, Inc. - Class B                   2.99%
PepsiCo, Inc.                            2.86%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         11.33%
Commercial Banks                         5.57%
Security & Commodity Brokers             5.54%
Computer & Office Equipment              5.39%
Electronic Components & Accessories      5.38%


                                 Equity Matrix
                                INVESTMENT STYLE

                              Value   Blend  Growth
MARKET CAPITALIZATION
      Large                                     X
      Medium
      Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison Associates LLC has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that firm.

AMERICAN CENTURY INTERNATIONAL

....seeks long-term growth of capital.

[GRAPHIC]    MARKET ENVIRONMENT

There is mounting evidence during the period that a global economic recovery is under way, and numerous surveys show increased confidence among businesses and consumers. On the other hand, many multinational corporations continued to be restrained in their outlook for growth and profits, and concern over corporate accounting practices persisted among investors.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, American Century International returned (4.44)% compared with its benchmark, the Morgan Stanley Capital International
(EAFE) Index, which returned (1.38)%.

[GRAPHIC]    STRATEGY REVIEW

We adhere to a bottom-up investment process of searching for individual companies with accelerating earnings. During this period, that quest led the team to take a greater stake in more economically sensitive companies in the consumer cyclical sector, including select automakers. We found acceleration among a group of car-makers experiencing strong sales.

South Korea's Hyundai Motor Company Limited ("Hyundai") was a solid contributor. Hyundai makes high-quality cars that are economically priced, an attractive combination for consumers in an uncertain economy. At the other end of the spectrum, Bayerische Motoren Werke AG (BMW) also contributed on strong sales of its new 7 Series luxury car. France's Renault SA and Japan's Nissan Motor Co., Ltd., both new to the portfolio, also contributed to performance.

We also slightly increased representation in companies that appeared well positioned to withstand economic turmoil, such as grocery stores, and firms that make consumer products. The United Kingdom's Diageo PLC ("Diageo"), a top-ten position, was one of the period's top performers. Diageo, a long-time contributor to American Century International, owns some of the world's premium liquor brands, including Jose Cuervo and Guinness Stout.

American Century International also increased energy holdings as rising oil prices encouraged companies to step up exploration and production. The portfolio's holdings in the oil services industry registered one of the period's top performances, led by another top-ten holding, Italy's ENI-Ente Nazionale Idrocarburi, Europe's fourth-largest oil and gas extraction companies.

Banks led financial holdings, which make up the portfolio's largest sector stake. South Korea's Kookmin Bank and The Royal Bank of Scotland Group PLC were among the period's top contributing securities.

But businesses more exposed to the international markets, such as non-bank financial services firms and asset managers, retreated in the face of the prolonged slowdown in the U.S. economy and weakness in the financial markets. We reduced our position among such companies.

American Century International reduced its exposure to the pharmaceutical industry. In our previous report, there were several pharmaceuticals among our top-ten holdings, and we still have a significant stake in Novartis AG of Switzerland.

But many pharmaceutical companies were vulnerable to pressure on several fronts. Increasing competition from both branded and generic products hampered companies with limited medicines in their pipeline.

Spending on technology continued to be sluggish during the past six months, but we found opportunity among several semiconductor companies. Indeed, South Korea's Samsung Electronics Co., Ltd., one of the world's biggest semiconductor makers, boosted the portfolio during the first half of our fiscal year.

On a country basis, we continued to find opportunity in the United Kingdom ("U.K."), which began and ended the period as our largest country weighting. Holdings in the U.K. included Reed International PLC, a publishing company that advanced on the strength of its textbooks and other publications that weren't dependent on advertising.

[GRAPHIC]    OUTLOOK

We have been through another challenging period for international investors, but we are starting to see signs of recovery in certain cyclical areas of the economy, with business confidence improving and consumer spending remaining resilient. We're hopeful they point to a global economy ready to rebound.

Regardless, we follow a long-held investment process that centers on finding individual companies demonstrating improving earnings growth. Even in weaker business conditions, our disciplined, repeatable approach points us to pockets of acceleration throughout the global economy. As always, our job is to ensure that American Century International is filled with such growing companies.


/s/ Henrik Strabo                                             /s/ Mark Kopinski
   HENRIK STRABO                                                  MARK KOPINSKI

                                American Century
                        International Portfolio Managers

Prior to March, 2002, American Century International was previously named International Equity.

The views expressed in this commentary on American Century International reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INTERNATIONAL

There is mounting evidence during the period that a global economic recovery is under way, and numerous surveys showed increased confidence among businesses and consumers.

                                                        [AMERICAN CENTURY LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century International and the Morgan Stanley Capital International (EAFE) Index.

(graph 22)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Morgan
               Stanley Capital International (EAFE) Index over the same time frame.


                                                                            MSCI
                                                       Portfolio            EAFE(1)
               Inception 1/2/97                        $10,000             $10,000
               Period Ended 12/31/97                   $10,750             $10,206
               FYE 12/31/98                            $12,131             $12,281
               FYE 12/31/99                            $15,158             $15,633
               FYE 12/31/00                            $12,886             $13,451
               FYE 12/31/01                             $9,866             $10,599
               FPE 06/30/02                             $9,428             $10,453

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

BNP Paribas SA                                       2.41%
Royal Bank of Scotland Group PLC (The)               2.35%
Diageo PLC                                           2.31%
Marks and Spencer Group PLC                          2.13%
Novartis AG                                          1.62%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                    17.74%
Oil & Gas Extraction                                 6.81%
Chemicals & Allied Products                          5.16%
Automotive                                           3.84%
Business Services                                    3.64%


                                  Equity Matrix

                                INVESTMENT STYLE

                              Value    Blend    Growth
MARKET CAPITALIZATION
     Large                                         X
     Medium
     Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus. International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

GE U.S. EQUITY

....seeks long-term growth of capital.

[GRAPHIC]    MARKET ENVIRONMENT

The U.S. equity markets have been very difficult over the past six months. The year started off with investors looking for a second half recovery. To date, the broader averages are all down, with the Standard and Poor's 500 Composite Stock Index ("S&P 500") off 13.15%, the Dow Jones Industrial Average off 7.77%, and the NASDAQ Composite Index down almost 25%. Not only is the economic recovery slower than anticipated, the stock market has been rocked by continued accounting scandals. These events have diminished investor confidence in corporate America. Volatility will continue to be part of the market climate so long as the headlines continue to report on the failings of corporate governance in the equity markets.

[GRAPHIC]    PERFORMANCE

The GE U.S. Equity portfolio is a style neutral strategy that employs bottom-up fundamental research in the stock selection process. For the six-months ended June 30, 2002, GE U.S. Equity returned (11.02)%. However, its benchmark the S&P 500 returned (13.15)% over the same period. The portfolio has outperformed its benchmark by more than 2% over this period.

[GRAPHIC]    STRATEGY REVIEW

The portfolio outperformed the benchmark primarily due to stock selection in the technology and utilities sectors. The portfolio is slightly underweight in technology, with approximately 16% in the sector. Technology companies in the S&P 500 benchmark were down over 30% in the quarter. The portfolio did relatively better, with technology stocks in the portfolio down approximately 17%. Intuit Inc., a software issue, was a highlight in this sector, with a return of more than 16% over the period. The Utilities sector also declined dramatically, down over 15% for the S&P 500 benchmark. This sector includes telecommunications issues, hard hit by scandals, such as Worldcom, Inc., in addition to deteriorating fundamentals and a poor capital expenditure outlook. The portfolio did relatively better than the benchmark, down 23% in comparison, due to an underweight in telecommunications and natural gas stocks. A highlight in this area was electric utilities provider Dominion Resources, Inc., which bucked the trend over the quarter and was up 12%.

[GRAPHIC]    OUTLOOK

Many strategists would suggest that we are trying to find a bottom in the market so that we may launch the next bull market. They argue that capitulation is needed to mark the bottom and we have not seen this event in terms of stock prices or volume. On the positive side, economic data being reported suggests the economy is recovering, albeit at a more modest pace than expected. The acceleration in earnings recovery is the key issue investors will be focused upon over the next two quarters. Currently, projections suggest a very healthy, double-digit, earnings increase for the third and fourth quarter. While earnings may show positive year-over-year comparisons, current expectations appear to be too optimistic. In addition, valuations still remain at the higher end of historical levels, even considering low inflation and low interest rates. With rising risk premiums, and increasing investor scrutiny, companies must post "quality" earnings in order to win investor approval and higher stock prices. Given this scenario, the markets will need a clear "capitulation" pattern, or a resilient economy (amid a difficult geopolitical environment) with accelerating profits, to convince investors to increase their U.S. equity allocations.


/S/ EUGENE  K. BOLTON
EUGENE  K. BOLTON
GE U.S. Equity
Portfolio Manager

The views expressed in this commentary on GE U.S. Equity reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GE U.S. EQUITY

The portfolio outperformed the benchmark primarily due to stock selection in the technology and utilities sectors.

                                                     [GE ASSET MANAGEMENT LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.

GE U.S. Equity and the Standard and Poor's 500 Composite Stock Index.


(graph 21)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard &
               Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                    Portfolio           S&P Index(1)
            Inception 1/2/97                        $10,000             $10,000
            Period Ended 12/31/97                   $12,701             $13,335
            FYE 12/31/98                            $15,606             $17,146
            FYE 12/31/99                            $18,479             $20,753
            FYE 12/31/00                            $18,333             $18,865
            FYE 12/31/01                            $16,705             $16,625
            FPE 06/30/02                            $14,864             $14,439


* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                                     4.39%
Exxon Mobil Corporation                            3.28%
Pfizer Inc.                                        2.79%
Fannie Mae                                         2.78%
Microsoft Corporation                              2.78%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                   12.26%
Commercial Banks                                   9.68%
Computer & Data Processing Services                6.25%
Petroleum Refining                                 5.56%
Business Services                                  4.95%


                                 Equity Matrix
                                INVESTMENT STYLE

                            Value   Blend  Growth
MARKET CAPITALIZATION
      Large                          X
      Medium
      Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

J.P. MORGAN ENHANCED INDEX

....seeks total return modestly in excess of the total return performance of the
S&P 500 Index.

[GRAPHIC]     MARKET ENVIRONMENT

In early 2002, economic indicators showed signs of strength. First quarter revised Gross Domestic Product registered 5.6%. Consumers continued to spend, often enticed by discounts and incentives. Inflation pressures remained benign, and the Federal Reserve Board ("Fed") left interests rates unchanged at 1.75%. Thanks to those low rates, the housing market thrived. Refinancing placed more money in consumers' pockets and retail sales exhibited strength.

Lack of investor confidence in corporate America took its toll on the stock market in the first half of 2002. In the post-Enron Corp. world, investors had little tolerance for complex financial statements, multi-line businesses or leverage. Headlines reported cases of accounting irregularities and corporate skullduggery. Corporate profits, in some sectors, have bottomed and are showing signs of strength, but the once buoyant technology areas continue to report bleak business prospects with little visibility. As the haze surrounding corporate America's disclosure lifts, and the corporate profit outlook improves, the equity markets are poised for a recovery.

[GRAPHIC]     PERFORMANCE

For six months ended June 30, 2002, J.P. Morgan Enhanced Index returned (15.48)%. For the same period, its benchmark, the Standard & Poor's 500 Composite Stock Index returned (13.15)%.

[GRAPHIC]     STRATEGY REVIEW

Stock selection within network technology, utilities and consumer staples positively impacted the portfolio's performance. An underweight position in Nortel Networks Corporation coupled with an overweight holding in Entergy Corporation and The Coca-Cola Company added value. Within industrial cyclicals, services and energy stock holdings negatively impacted the portfolio. Overweight positions in Tyco International Ltd. ("Tyco"), Gemstar-TV Guide International, Inc. ("Gemstar") and Dynegy Inc. ("Dynegy") detracted from returns. Tyco experienced investor concerns on a variety of fronts. A SEC investigation of off-balance-sheet financing buffeted Dynegy. Gemstar received an unfavorable ruling from the International Trade Commission and some management turnover earlier in the year.

[GRAPHIC]     OUTLOOK

As corporate cost reductions and a declining dollar continue to improve profit margins, firms should slowly begin to increase their hiring and investment plans during the year. Consumer spending should rise moderately as a result of positive financial conditions maintained by the Fed through year-end. However, investors' concerns remain focused on the possibility of a double-dip recession, continued news of corporate misconduct and geopolitical risks around the globe. This environment has resulted in a widening of our valuation spreads and should present opportunities for our approach of capturing relative value within sectors as investors lengthen their investment horizon and focus on the prospects of a more normal environment.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.
J.P. Morgan Enhanced Index
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust and was named the Endeavor Enhanced Index Portfolio.

The views expressed in this commentary on J.P. Morgan Enhanced Index reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

J.P. MORGAN ENHANCED INDEX

As the haze surrounding corporate America's disclosure lifts, and the corporate profit outlook improves, the equity markets are poised for a recovery.

                                                                [JP MORGAN LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. J.P. Morgan Enhanced Index and the Standard and Poor's 500 Composite Stock Index.

(graph 23)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard
               & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                       Portfolio      S&P Index(1)
                    Inception 5/2/97                    $10,000        $10,000
                    Period Ended 12/31/97               $12,290        $12,255
                    FYE 12/31/98                        $16,148        $15,757
                    FYE 12/31/99                        $19,079        $19,073
                    FYE 12/31/00                        $16,996        $17,338
                    FYE 12/31/01                        $14,960        $15,279
                    FPE 06/30/02                        $12,643        $13,269

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
    - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Microsoft Corporation                              3.74%
General Electric Company                           3.58%
Exxon Mobil Corporation                            3.49%
Citigroup Inc.                                     3.16%
Procter & Gamble Company (The)                     2.26%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                    9.78%
Commercial Banks                                   7.68%
Petroleum Refining                                 5.92%
Computer & Data Processing Services                5.63%
Computer & Office Equipment                        5.07%


                                 Equity Matrix
                                INVESTMENT STYLE

                                [MATRIX GRAPHIC]

                              VALUE   BLEND   GROWTH
MARKET CAPITALIZATION
    LARGE
    MEDIUM                              X
    SMALL

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

THIRD AVENUE VALUE

....seeks long-term capital appreciation.

[GRAPHIC] MARKET ENVIRONMENT

For long-term fundamental investors like Third Avenue Value, the general market is relatively unimportant. In the long run, the performance of the portfolio will be driven by the merits of the investments not by general market considerations. At Third Avenue Value, we continue to strive to be good, trained value analysts. We seek "safe and cheap" equity investments, which exhibit four essential characteristics: companies with strong financial positions, competent management, and understandable businesses and which trade at a discount to their private market or takeover values.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002, Third Avenue Value returned (0.21)% as compared to (13.15)% for its benchmark, the Standard & Poor's 500 Composite Stock Index.

While performance benefited from market appreciation of selected financial and real estate issues, with few exceptions, the performance of technology-related companies was negative. The general market seemed to reflect concerns of lousy near-term earnings with little consideration for strong financial positions, quality management teams or solid long-term growth prospects. The current suspicion and lack of trust in the capital markets has affected even the most financially conservative companies.

[GRAPHIC] STRATEGY REVIEW

At Third Avenue Value, we analyze all securities - whether credits or equities - first and foremost from a creditor's point of view. The portfolio will not acquire the common stock of any company it does not deem to be eminently credit worthy. In this regard, Third Avenue Value seems to be like a lot of other deep value investors, including Warren Buffett. A credit analysis, even when appraising an equity, looks at a company's internals to see if the company has enough sources of cash - cash itself or assets easily convertible into cash - to be able to meet obligations and increase corporate wealth. If that cash is not likely to be available internally, credit analysts examine the prospects that the company will have to access capital markets.

During the six month period ended June 30, 2002, the portfolio added to seventeen existing positions, established eight new positions and eliminated holdings in five smaller positions. Each of the holdings to which we added or established were bought at prices representing significant discounts to our estimates of net asset value or longer-term earnings power.

Third Avenue Value invests wherever opportunities arise. One area that has been clearly depressed and attracted our attention is the telecommunications sector. Service providers, many of which lack capital and suffer from intense competition, have dramatically reduced their capital spending plans, resulting in a depression for telecommunication equipment providers. Nonetheless, we found several telecommunication equipment providers and related companies that met our criteria for superstrong financial positions. While the near-term outlook for the industry is poor, we believe longer-term growth prospects exist, albeit not at the astronomical rates of the bubble period. Even if the industry depression is more protracted than expected, the companies we have identified seem to have the wherewithal to weather the downturn.

Another substantial addition to the portfolio was Instinet Group Incorporated ("Instinet"). Instinet is the largest electronic agency securities broker globally. It has a fortress-like balance sheet and a solid market presence. Recently, the company agreed to merge with its largest competitor, Island ECN Inc., to form what will likely be a dominant player in the electronic trading industry.

[GRAPHIC] OUTLOOK

We believe the quality of the Third Avenue Value holdings continues to be solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values. This should provide a foundation for longer-term growth in the portfolio. We continue to focus on finding additional investment opportunities which meet our "safe and cheap" criteria today for achieving long-term growth into the future.

              /s/ MARTIN J. WHITMAN               /s/ YANG LIE
                MARTIN J. WHITMAN                   YANG LIE

                               Third Avenue Value
                               Portfolio Managers

The views expressed in this commentary on Third Avenue Value reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

THIRD AVENUE VALUE

We believe the quality of the Third Avenue Value Portfolio continues to be solid and that the common stocks held in the portfolio appear priced at substantial discounts to those companies' business values.

                                                             [THIRD AVENUE LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Third Avenue Value and the Standard and Poor's 500 Composite Stock Index.

(graph 24)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard
               & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                       Portfolio      S&P Index(1)
                    Inception 01/2/98                   $10,000        $10,000
                    Period Ended 12/31/98                $9,316        $12,858
                    FYE 12/31/99                        $10,780        $15,563
                    FYE 12/31/00                        $14,604        $14,147
                    FYE 12/31/01                        $15,505        $12,467
                    FPE 06/30/02                        $15,472        $10,827

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Arch Capital Group Inc.                                  3.91%
Millea Holdings, Inc. - ADR                              3.38%
Forest City Enterprises, Inc. - Class A                  3.26%
KEMET Corporation                                        3.11%
Toyota Industries Corporation                            3.04%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Insurance                                               17.11%
Electronic Components & Accessories                      9.67%
Electronic & Other Electric Equipment                    6.16%
Industrial Machinery & Equipment                         5.62%
Holding & Other Investment Offices                       5.50%

                                              Equity Matrix
                                            INVESTMENT STYLE
                                Value             Blend            Growth
MARKET CAPITALIZATION
   Large
   Medium
   Small                          X

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

CAPITAL GUARDIAN GLOBAL

....seeks long-term growth of capital and income.


[GRAPHIC]     MARKET ENVIRONMENT

Emerging evidence of a global economic recovery was not enough to keep the largely flat first quarter equity returns from falling in the second quarter as industry-specific issues and fallout from accounting and corporate governance concerns weighed on global stock markets. Tentative signs of economic stabilization helped Japan lead the larger developed markets. Although certain cyclical industries benefited from the recovery, a mixed group of industries, including consumer staples and defensive stocks, also outperformed. Nevertheless, losses in telecommunications, technology, and industries exposed to post-Enron, Corp. ("Enron") scrutiny swamped any gains in the quarter. U.S.-based investors benefited, however, as the dollar slid against most major currencies.

U.S. Gross Domestic Product ("GDP") growth for the first quarter was revised to an annualized 5.6%, though economists attributed the strong showing largely to inventory rebuilding rather than capital expenditures. Productivity figures exceeded expectations and inflation remained tame, though subdued retail sales and consumer confidence figures cast doubt on the U.S. consumer's willingness to lead the recovery. An unexpected drop in mortgage rates in June, however, raised the possibility of a surge in spending spurred by refinancing.

The euro zone reported GDP growth for the first quarter, a sign the region's major economies had pulled out of recession. GDP growth was largely attributed to exports, though consumer spending and business confidence rose in several countries. The European Central Bank ("ECB") declined to raise interest rates even though inflation remained above its target. With core inflation rising again in May, economists expect the ECB to raise rates soon.

Japan's economy showed improvement, particularly in export growth. First quarter GDP grew at an annualized rate of 0.6%. The expanding trade surplus indicated rising global demand for Japanese goods, and monetary authorities intervened several times in the currency markets to halt the yen's rise.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Capital Guardian Global returned (10.12)%. For the same period, its benchmark, the Morgan Stanley Capital International World Index returned (8.60)%.

[GRAPHIC]     STRATEGY REVIEW

The portfolio remains cyclically focused and during the period we added to a variety of economically sensitive names. We also added to several high-quality companies in the U.S. that we believe were unfairly tainted by accounting transparency issues following the collapse of Enron. The sell-off in these stocks hurt performance earlier in the first quarter, however, their subsequent recovery lessened their negative impact.

Portfolio returns were hurt by overweight positions in wireless telecommunication operators, wireless equipment companies, and technology-related holdings, especially semiconductor equipment companies. We reduced our exposure to wireless equipment companies due to short-term concerns, though we believe in the long-term prospects of our top holdings in this group. We believe the semiconductor capital equipment stocks have been unfairly punished; the market is too focused on commodity memory-chip spot prices and personal computer demand and is underestimating the favorable impact that demand for new digital products could have on the companies that design the systems necessary for the production of cutting-edge chips.

Stock selection was strong in financials, however, some positions in insurance as well as the pharmaceuticals group were detractors. The portfolio's holdings in paper and forest products, resources, and construction largely proved beneficial, and we took profits on several cyclical stocks. Holdings in media, energy trading, and other areas hurt by poor market sentiment held back returns.

[GRAPHIC]     OUTLOOK

We find more value in markets outside the U.S., particularly Japan, though we believe research will lead us to opportunities in the U.S. market. The second quarter's abundance of negative corporate news will likely shake investor confidence for some time and contribute to poor sentiment in the near term. We believe, however, that times such as this present excellent opportunities to find undervalued companies with stable or growing earnings that could be good long-term investments.


CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian Global
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Capital Guardian Global reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN GLOBAL

We find more value in markets outside the U.S., particularly Japan, though we believe research will lead us to opportunities in the U.S. market.

                                                         [CAPITAL GUARDIAN LOGO]


         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Capital Guardian Global and the Morgan Stanley Capital International World Index.

(graph 25)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Morgan
               Stanley Capital International World Index over the same time frame.

                                                                         MSCI
                                                       Portfolio        World(1)
                    Inception 02/3/98                   $10,000        $10,000
                    Period Ended 12/31/98               $10,660        $12,139
                    FYE 12/31/99                        $15,760        $15,215
                    FYE 12/31/00                        $13,331        $13,250
                    FYE 12/31/01                        $11,950        $11,061
                    FPE 06/30/02                        $10,740        $10,109

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

AstraZeneca PLC                                  2.63%
Vodafone Group PLC                               1.91%
Washington Mutual, Inc.                          1.90%
Royal Dutch Petroleum Company                    1.85%
Sanofi-Synthelabo                                1.54%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                  9.62%
Commercial Banks                                 6.39%
Telecommunications                               5.58%
Industrial Machinery & Equipment                 4.72%
Insurance                                        4.10%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value   Blend   Growth
MARKET CAPITALIZATION
     Large                                      X
     Medium
     Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuation, political instability, and different accounting standards.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian Trust Company has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different firm managed the portfolio and the performance set forth above prior to October 7, 2000 is attributable to that firm.

CLARION REAL ESTATE SECURITIES

....seeks long-term total return.

[GRAPHIC]     MARKET ENVIRONMENT

Real Estate Investment Trusts ("REITs") delivered a stellar first half performance. In a dismal stock market environment, REITs benefited from investors' new-found enthusiasm for income and value. One visible manifestation of this shift in investors' psychology has been an impressive flow of money to REIT mutual funds. During the first six months of this year, REIT sector mutual funds have garnered almost $2.8 billion of new funds. This may be part of a deeper shift in asset allocation strategies that could have some staying power. In an environment where investors are revising their return expectations for stocks to be in the single-digits and for bonds to be only around 5%, real estate is garnering an increasing share of asset allocations. And though valuations are no longer depressed, as they were two years ago, REITs offer attractive valuations relative to historical pricing levels as discussed in our outlook below.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Clarion Real Estate Securities returned 13.56%, compared to its benchmark, the Morgan Stanley REIT Index ("MSRI"), which returned 13.54% for the same period. Property sector selection provided approximately two-thirds of our margin in the second quarter, but good stock selection has provided the majority of our margin versus the MSRI for the six months-to-date.

[GRAPHIC]     STRATEGY REVIEW

Clarion CRA Securities, LP's ("Clarion CRA") investment philosophy is to own a concentrated portfolio (plus or minus 30 stocks) of real estate stocks with the goal of outperforming the MSRI through proprietary real estate market research and knowledge. We seek to own attractively priced stocks that offer favorable underlying real estate fundamentals from both a property type and geographic perspective.

Real estate fundamentals continue to be soft. The gloomy operating news gleaned from our numerous contacts with management during the first two quarters was an acknowledgement that real estate demand remains weak in many parts of the country across most property types. Accordingly, many companies have reduced earnings guidance for 2002. On average we have reduced our expected growth rates as of December 31, 2001 from 4.4% to 0.9% as of June 30, 2002.

The sectors most impacted by negative earnings revisions were office and apartments. We believe sector performance will continue to diverge. We expect apartments, office and hotels to underperform in the second half of 2002. The retail and industrial sectors should outperform primarily on the strength of more stable earnings prospects for this year and next. We have positioned the portfolio to reflect these convictions.

[GRAPHIC]     OUTLOOK

Given the over all volatility of the equity market, REIT returns could prove more volatile during the second half of the year. However, investors should add 3% plus to 2002 total returns simply from the collection of dividends for the second half of the year. The third quarter in particular may be challenging for REIT prices as we move through a cycle of negative earnings revisions for both 2002 and 2003 earnings. We expect that for some of the reasons cited above, earnings expectations may come down providing some pressure on stock prices. However, assuming interest rates remain low and the economy continues to chug along, Clarion CRA expects REIT earnings growth to re-accelerate in 2003 4% to 5%, from the +0.9% estimate of 2002 earnings growth. With a well-covered +6% dividend yield, REITs continue to offer attractive values in an uncertain market. Clarion CRA believes total returns should fall in a range of 8% to 12% over the next few years.


/s/ T. Ritson Ferguson                                      /s/  Joseph P. Smith
  T. RITSON FERGUSON                                            JOSEPH P. SMITH

                         Clarion Real Estate Securities
                               Portfolio Managers

Prior to May 1, 2002, Clarion Real Estate Securities was named J.P. Morgan Real Estate Securities and was managed by J.P. Morgan Investment Management Inc.

The views expressed in this commentary on Clarion Real Estate Securities reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CLARION REAL ESTATE SECURITIES

In a dismal stock market environment, REITs benefited from investors' new-found enthusiasm for income and value.

                                                   [CLARION CRA SECURITIES LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Clarion Real Estate Securities and the Morgan Stanley REIT Index.

(graph 26)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Morgan
               Stanley REIT Index over the same time frame.

                                                                   Morgan Stanley
                                                       Portfolio        REIT
                    Inception 5/1/98                    $10,000        $10,000
                    Period Ended 12/31/98                $8,507         $8,677
                    FYE 12/31/99                         $8,186         $8,282
                    FYE 12/31/00                        $10,611        $10,502
                    FYE 12/31/01                        $11,784        $11,849
                    FPE 06/30/02                        $13,382        $13,455

*    Inception

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

General Growth Properties, Inc.                     5.00%
Simon Property Group, Inc.                          4.41%
ProLogis Trust                                      4.04%
Apartment Investment & Management Co. - Class A     3.93%
Liberty Property Trust                              3.85%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Office Properties                                  22.94%
Apartments                                         17.49%
Regional Malls                                     14.42%
Shopping Centers                                   12.54%
Diversified                                         9.63%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large
    Medium                     X
    Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would. Risks associated with Real Estate Investment Trusts include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.

MFS HIGH YIELD

....seeks to provide high current income.

[GRAPHIC]    MARKET ENVIRONMENT

The high-yield bond market declined during the first half of 2002, despite signs that the economy was improving and the recession was over. In anticipation of better corporate earnings, we saw strong flows into high-yield bond funds late last year and early in 2002. However, the high-yield market weakened over the period, pulled down by the slow pace of the economic recovery and disappointing corporate earnings.

The annualized default rate for high-yield bonds (the percentage of issuers that default on their payments to bond holders) hovered around 10% - near historic highs - during the period, according to Moody's Investors Service, the credit rating agency. The magnitude of "fallen angels" (corporate bonds downgraded from investment grade to high yield) was unprecedented, totaling $78 billion during the first half of the year. Many of the fallen angels were in the telecommunications sector, most notably Qwest Communications International Inc. and WorldCom, Inc., which together represented over 6% of the high-yield market. Non-telecommunication issues fared better in anticipation of an improving economy.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, MFS High Yield returned (0.56)%, as compared to its benchmark, the Lehman Brothers High Yield Bond Index ("LB High Yield Bond"), which returned (4.84)% for the same period.

[GRAPHIC]    STRATEGY REVIEW

Telecommunications, which accounted for over 20% of the high-yield market last year, was the worst-performing sector in 2002. We substantially cut our telecommunications holdings early in the year and were significantly underweighted in the sector, relative to the LB High Yield Bond, for most of the period. Fortunately, the portfolio never owned WorldCom, Inc. bonds, which fell sharply after the company disclosed nearly $4 billion in accounting irregularities.

We focused our buying on economically sensitive issues, especially better quality (or "BB"-rated) names that we felt were likely to benefit from an improving economy. In our view, many general industrial companies, which went into recession much earlier than the telecommunications and technology companies, have taken the right steps to survive a period of slow economic growth. They have cut costs substantially, trimmed inventory levels, and worked on improving their operating models. Although they have not yet seen a pick-up in sales, we think their outlooks have improved. Our investments in this area included Navistar International Corporation, American Axle & Manufacturing, Inc., Agco Corporation, and United States Steel LLC.

Television and radio broadcasters also attracted our interest, making media our largest sector concentration.

We benefited as well from our stake in more defensive sectors, including gaming, energy, and health care. Our investments in these defensive sectors were good, steady performers that gave the portfolio stability in the midst of a volatile period.

[GRAPHIC]    OUTLOOK

We remain optimistic about the prospects for high-yield bonds, but we also expect volatility to continue. Historically, a stronger economy has typically set the stage for better performance in the high-yield market. However, we think the credit environment will likely remain challenging if the recovery continues to be gradual and spotty. We plan to continue to focus on higher-quality credits in economically sensitive sectors.

The high-yield market has been through an extended period of weakness that began in 1998. June 2002 was the worst month ever for the high-yield market, with a return of (7.37)%, as measured by the LB High Yield Bond. We believe that the market is working its way through the weakest credits, which should result in more-secure footing and increased investor interest ahead.

/s/ BERNARD SCOZZAFAVA
BERNARD SCOZZAFAVA
MFS High Yield
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust, and was named the Endeavor High Yield Portfolio.

The views expressed in this commentary on MFS High Yield reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MFS HIGH YIELD

Historically, a stronger economy has typically set the stage for better performance in the high-yield market.

                                                                      [MFS LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. MFS High Yield and the Lehman Brothers High Yield Bond Index.

(graph 27)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Lehman
               Brothers High Yield Bond Index (LB Bond) over the same time frame.

                                                       Portfolio       LB Bond(1)
                    Inception 6/1/98                    $10,000        $10,000
                    Period Ended 12/31/98                $9,690         $9,783
                    FYE 12/31/99                        $10,254        $10,017
                    FYE 12/31/00                         $9,723         $9,430
                    FYE 12/31/01                        $10,091         $9,928
                    FPE 06/30/02                        $10,034         $9,447



*     Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Riverwood International Corporation 10.63%, due 08/01/07   1.10%
Park Place Entertainment Corporation 8.13%, due 05/15/11   1.08%
HMH Properties, Inc. 8.45%, due 12/01/08                   1.08%
Station Casinos, Inc. 8.38%, due 02/15/08                  1.03%
MGM MIRAGE 8.38%, due 02/01/11                             0.87%

                              Fixed Income Matrix
                                    MATURITY

                             Short    Intermediate    Long
QUALITY
HIGH
MEDIUM
LOW                                       X

FIXED INCOME MATRIX

FIXED INCOME: Average duration equal to or greater than 3.5 years, but less than or equal to 6 years.

LOW QUALITY: Average credit rating lower than BBB.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

JANUS  GROWTH  II

....seeks growth of capital.



[GRAPHIC]     MARKET  ENVIRONMENT

Searching for direction earlier in the year, stocks took a turn for the worse as the six-month period came to a close. Although promising economic data seemed to signal the end of the year-long recession, questions about the credibility of corporate America, threats of terrorism and violence in the Middle East converged to send equity markets lower. Doubts about the strength of the economic recovery and the resilience of U.S. consumers only added to the volatility. Meanwhile, as consumer confidence slipped and unemployment hovered near seven-year highs, the Federal Reserve Board elected to keep interest rates at 40-year lows.

[GRAPHIC]     PERFORMANCE

The portfolio lost ground in this challenging environment, lagging its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500"). For the six months ended June 30, 2002, Janus Growth II returned (23.30)% compared with (13.15)% returned by the S&P 500.

[GRAPHIC]     STRATEGY  REVIEW

On the downside, home-improvement retailer The Home Depot, Inc. ("Home Depot") reported that same-store sales came in below projections due to unseasonably cool weather in May. However, June sales heated up along with temperatures and the company reiterated its 18% to 20% annual profit growth target and plans to add 200 stores a year for the next three years. With its solid balance sheet, strong cash flows and merchandising expertise, Home Depot continues to win our confidence.

Elsewhere, we significantly trimmed our position in industrial giant General Electric Company ("GE"), formerly our top holding. A recent visit to GE Power Systems ("GE Power") and further research on our part indicated that GE Power would likely lose some power turbine customers, creating a considerable loss in revenue. Furthermore, because airline traffic has not picked up as quickly as hoped, business at GE Aircraft Engines has continued to sag. Although we believe GE is a phenomenal company in every respect, we have concluded that the time is not right to make a big bet on the stock.

Xilinx, Inc. ("Xilinx") also hindered us. While the semiconductor manufacturer raised its earnings guidance for its fiscal first quarter, the stock slumped on speculation Xilinx would lower expectations for the second quarter amid severe cutbacks in corporate technology budgets. To compound the problem, customers are still working off excess inventories and only placing short-term orders. Even so, we are convinced that Xilinx's franchise value and cutting-edge products will reward us over the long term.

On the upside, AFLAC Incorporated ("AFLAC") impressed us with substantial man-agement changes that brought much-needed improvements in AFLAC Japan, where 70% of the company's revenues are realized. Meanwhile, back in the United States, the nation's leading provider of supplemental insurance continues to gain market share and build its brand.

Bed Bath & Beyond Inc. ("Bed Bath & Beyond") was another winner. A robust hous-ing market and a distinctive approach to merchandising have helped the home fur-nishings retailer stay well ahead of the competition, including Linens `N' Things, Inc. and Home Place, which went out of business last year. Shoppers clearly agree, as Bed Bath & Beyond topped quarterly earnings forecasts in June, a trend we expect to continue.

Credit card lender Capital One Financial Corporation ("Capital One") also ended the period up substantially from our purchase price. With 6% of the U.S. credit card market, Capital One is aiming to grow its market share by refining its mail solicitation process to increase responses from so-called "super-prime" prospects.

[GRAPHIC]     OUTLOOK

Going forward, as investors grapple with corporate credibility, accounting concerns, and terrorist threats, we expect the market to continue to struggle. Because the market has become more myopic and as short-term oriented as we have ever witnessed, we are paying close attention to valuation and making our best efforts to identify near-term catalysts that will drive the stock prices of the companies we own.


/s/ EDWARD KEELY
EDWARD KEELY
Janus Growth II
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust and was named the Endeavor Janus Growth Portfolio.

The views expressed in this commentary on Janus Growth II reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS  GROWTH  II

Doubts about the strength of the economic recovery and the resilience of U.S. consumers only added to the volatility.

                                                                   [JANUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Growth II and the Standard and Poor's 500 Composite Stock Index.


(graph 28)     Mountain graph depicting the change in value of a $10,000
               investment in the portfolio since inception versus the Standard &
               Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                       Portfolio      S&P Index(1)
                   Inception 5/1/99                    $10,000        $10,000
                   Period Ended 12/31/99               $13,648        $11,100
                   FYE 12/31/00                         $9,637        $10,090
                   FYE 12/31/01                         $6,869         $8,892
                   FPE 06/30/02                         $5,269         $7,723


* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Viacom, Inc. - Class B                              7.61%
eBay Inc.                                           5.68%
Cisco Systems, Inc.                                 5.40%
Medtronic, Inc.                                     5.12%
Home Depot, Inc. (The)                              4.93%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                     12.49%
Communication                                       11.74%
Business Services                                   9.23%
Electronic Components & Accessories                 7.05%
Computer & Office Equipment                         5.40%

                                  Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION     Value          Blend          Growth

           Large                                          X

           Medium

           Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Janus Growth Portfolio of Endeavor Series Trust.

DREYFUS MID CAP

....seeks total investment returns including capital appreciation and income.


[GRAPHIC]     MARKET ENVIRONMENT

Equity markets continued to provide investors negative returns during the first six months of 2002. Within this lackluster equity environment, mid-cap stocks produced better returns than large-cap stocks. Unlike many large cap issues, mid-cap companies appear to have the agility to grow during uncertain times. We have also continued to witness the domination of value investing over growth oriented styles. In the last few months, the stock market has behaved in an anomalous fashion relative to the U.S. economy. Usually, the stock market remains above its late recession lows during the economic recovery. Recently, however, both the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index dropped below their September 21, 2001 lows, even as the Dow Jones Industrial Average and the Standard and Poor's MidCap 400 ("S&P 400") indices held above their 2001 lows.

[GRAPHIC]     PERFORMANCE

We are pleased to report that the portfolio outperformed its benchmark. For the six months ended June 30, 2002, Dreyfus Mid Cap returned (0.80)% while during the same six-month period the S&P 400 returned (3.21)%. Based upon the output from our blended valuation model, the portfolio benefited from our modest tilt toward value type holdings over more growth oriented equities. Over the past six months, mid-cap value stocks have substantially outperformed mid-cap growth issues, and this trend is reflected in our most recent positive relative performance.

[GRAPHIC]     STRATEGY REVIEW

Based on the output of our blended valuation model, stock selection among health care-related issues was especially robust, while the avoidance of certain benchmark technology issues was also a positive influence. Among health care-related issues, a modest overweight toward medical insurers and a modest underweight in biotechnology was beneficial. Portfolio holdings such as Pacificare Health Systems, Inc., Trigon Healthcare, Inc. and Oxford Health Plans, Inc. all contributed to the portfolios relative outperformance. These three companies all provide coverage for medical services, and have benefited from an improved pricing environment. We were underweight in biotechnology issues based on our valuation process, which indicated that these types of issues were overvalued, and we were rewarded by that position. Consumer spending related issues such as, new homebuilder Lennar Corporation and retailer Williams-Sonoma, Inc. also positively impacted performance. A number of benchmark technology issues - such as Polycom, Inc. and McDATA Corporation - which we did not own, were down substantially in price during the period under review and this was a positive influence on the portfolio's relative performance. Finally, the portfolio also benefited from a number of our holdings in the financial services sector. Mid-cap bank holdings such as GreenPoint Financial Corp., Compass Bancshares, Inc. and Associated Banc-Corp all provided positive returns. These banks have more of a traditional retail focus and have benefited from a benign interest rate environment and robust consumer spending patterns.

[GRAPHIC]     OUTLOOK

Our blended valuation process, which uses value and growth based inputs continues to modestly overweight our value type factors. This weighting is based upon our rigorous analysis of the equity markets. We learn from the markets and set our weights accordingly. More than ever, the portfolio management team is focusing on mid-cap companies with clear and understandable earnings outlooks. We continue to search for firms offering good value and positive earnings dynamics. As for portfolio construction, we will continue to maintain our economic sector and neutral-capitalization approach. We remain convinced that the mid-cap sector continues to offer investors attractive investment opportunities.


/s/ John R. O'Toole
JOHN R. O'TOOLE
Dreyfus Mid Cap
Portfolio Manager

The views expressed in this commentary on Dreyfus Mid Cap reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

DREYFUS MID CAP

More than ever, the portfolio management team is focusing on mid-cap companies with clear and understandable earnings outlooks.

                                 [DREYFUS LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Dreyfus Mid Cap and the Standard and Poor's MidCap 400 Index.

(graph 29)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's MidCap 400 Index over the same time frame.

                                                  Portfolio        S&P MidCap(1)
                Inception 5/3/99                   $10,000           $10,000
                Period Ended 12/31/99              $10,720           $11,358
                FYE 12/31/00                       $12,105           $13,345
                FYE 12/31/01                       $11,628           $13,265
                FPE 06/30/02                       $11,535           $12,839



*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Lennar Corporation                            1.57%
Electronic Arts Inc.                          1.43%
Mylan Laboratories Inc.                       1.43%
Microchip Technology Incorporated             1.39%
Oxford Health Plans, Inc.                     1.35%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                              9.29%
Computer & Data Processing Services           8.77%
Insurance                                     8.31%
Electronic Components & Accessories           4.04%
Oil & Gas Extraction                          3.11%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large
    Medium                              X
    Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

GOLDMAN SACHS  GROWTH

....seeks long-term growth of capital.

[GRAPHIC]    MARKET  ENVIRONMENT

Concerns over corporate accounting methodology were at the forefront of investors' minds, as stricter legislation governing corporations, auditors, and securities analysts seems imminent. As a result of the increased attention to this area, regulators carried out the detailed examinations of companies' financial statements. It is quite likely that the U.S. economy will grow this year, based on the fact that consumer spending remains strong and in general, businesses are spending more. Nevertheless, there remains a stark disconnect between the health of the economy and the relative strength of the stock market. In the past, investors have believed that stock price movement could be a leading indicator of the future state of the economy. Over the past few months, the fragile geopolitical state, coupled with skepticism of corporate accounting practices, have led investors to place a higher risk premium on U.S. equities. While in the short-term this continued discrepancy could lead to irrationally low stock price levels, we strongly believe that high-quality U.S. businesses will be favorably recognized over a longer period of time.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, Goldman Sachs Growth returned (16.61)%, as compared to (13.15)% for its benchmark, the Standard & Poor's 500 Composite Stock Index ("S&P 500"). For the same period, the Russell 1000 Value Index returned (4.78)%. As these returns indicate, it continues to be an extremely challenging environment for growth stocks. Nevertheless, the Goldman Sachs Growth's annualized return, since inception of May 3, 1999, of (7.78)% has outperformed the (7.85)% return of the S&P 500 by seven basis points for the same time period.

[GRAPHIC]    STRATEGY  REVIEW

The portfolio's weakest performers over the past six months were in the finance sector. In terms of individual stocks, Citigroup Inc. (2.2% of the portfolio), American International Group, Inc. (1.9%) and The Charles Schwab Corporation (0.7%) were examples of stocks that detracted from returns. Additionally, the portfolio's overweight in the media and communication space hurt results while its overweight in the consumer staples area enhanced returns.

[GRAPHIC]    OUTLOOK

There have been recent indications that point to a modest recovery in the U.S. economy. However, this has been starkly contrasted by the continued decline in the value of U.S. equities. A number of exogenous variables have been working against companies and, as such, they have not seen their intrinsic values recognized by investors. These variables include the unsettled geopolitical situation, corporate accounting fraud, and threats of domestic terrorism. In general, we believe U.S. economic growth should continue to be gradual, with corporate investment still lagging other areas of the economy. With interest rates at historically low levels, we expect business leaders to boost investment accordingly. As always, we will seek to invest in dominant franchise companies that we believe should come out of a recession with improved competitive positions. Additionally, strong operational leverage in these particular companies should lead to positive earnings performance as economic activity increases. Although there are factors that will continue to weigh on the market, going forward we anticipate that robust business growth will eventually be reflected in equity valuations.

/S/ HERBERT  E. EHLERS
HERBERT  E. EHLERS
Goldman Sachs Growth
Portfolio Manager

The views expressed in this commentary on Goldman Sachs Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GOLDMAN  SACHS  GROWTH                                  [GOLDMAN SACHS LOGO]

....we strongly believe that high-quality U.S. businesses will be favorably recognized over a longer period of time.

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Goldman Sachs Growth and the Standard and Poor's 500 Composite Stock Index.

(graph 30)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                  Portfolio         S&P Index(1)
                Inception 5/3/99                   $10,000           $10,000
                Period Ended 12/31/99              $11,750           $11,100
                FYE 12/31/00                       $10,808           $10,090
                FYE 12/31/01                        $9,285            $8,892
                FPE 06/30/02                        $7,743            $7,723

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)


Microsoft Corporation                              4.76%
Wal-Mart Stores, Inc.                              3.73%
Exxon Mobil Corporation                            3.62%
Pfizer Inc.                                        3.49%
General Electric Company                           2.94%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                   10.62%
Computer & Data Processing Services                8.65%
Commercial Banks                                   7.64%
Petroleum Refining                                 6.78%
Communication                                      4.55%

                                 Equity Matrix
                                INVESTMENT STYLE

                             Value   Blend  Growth
MARKET CAPITALIZATION
      Large                                    X
      Medium
      Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


This material must be preceded or accompanied by the Fund's current prospectus.

MUNDER NET50

....seeks long-term capital appreciation.

[GRAPHIC] MARKET ENVIRONMENT

The second quarter continued to be unkind to investors as the NASDAQ Composite Index dropped to a five-year low. There is a continued weak spending environment at the company level as firms look for additional profits before spending on information technology, enterprise level software or hardware installations - foregoing the productivity possibilities to remain nimble while the economy reveals its pervasive direction.

During the quarter, the markets weathered additional malaise - in addition to concerns of terrorist attacks and weak earnings growth - Worldcom, Inc. joined Enron Corp. as the most noteworthy examples of fraudulent accounting practices. We believe strong governance is needed - and is being addressed - to resuscitate investor confidence.

On the more positive side, there is a real economic recovery going on and the market is ignoring it. In technology, usage continues to grow rapidly, creating captive audiences for advertising and commerce. Several leading Internet companies face little competition and are leveraging pricing power for their services. Internet usage and Internet commerce continue to grow faster than the overall economy. Valuations for these companies range from reasonable to compelling. We are as optimistic as ever about opportunities for Internet investing.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002, Munder Net50 returned (37.67)%, compared to its benchmarks, the Standard & Poor's 500 Composite Stock Index, which returned (13.15)%, and the Inter@active Week Internet Index, which returned (43.78)% for the same period.

[GRAPHIC] STRATEGY REVIEW

The most notable shift in the portfolio over the past six months has been to raise the dot-com weighting, based on the following:

- Trends in consumer and business behavior point to current and future growth for leading Internet companies.

- Many Internet leaders have strong balance sheets, with significant cash reserves and are trading at compelling valuations.

- Significantly reduced competition from venture capital-backed startups has left the leading Internet companies with pricing power.

- More than 90% of the portfolio's Internet component is invested in companies that were profitable during the first quarter of 2002.

While the last few years have been painful, time has left the Internet survivors with better prospects than ever to dominate their markets. We want to take advantage of the trends in advertising, commerce and profitability. We anticipate strong spending by consumers - in terms of their dollars and time. The State of Retailing Online report stated that Internet retail sales grew 21% to $51.3 billion last year and are expected to jump 41% to $72.1 billion this year. That type of accelerating growth is very attractive to us as investors, particularly as more and more online retailers begin to turn profitable.

We believe that the continued rollout of the Internet into homes and businesses continues apace. The second wave of the Internet is broadband - which we believe will continue to drive usability and usage past today's levels. The third stage of Internet development is wireless, which is still in the very early stages of development but holds significant potential.

[GRAPHIC] OUTLOOK

We think the Internet investing opportunity is both attractive and timely. In our view, Internet demographic trends are an undeniable driver of a significant investment opportunity. Much like the healthcare investment opportunities tied to an aging population, we believe the Internet investment opportunities will be exceptional for many years to come.

Reflecting our confidence in the opportunity and favorable risk-reward, we have significantly increased the portfolio exposure to dot-com companies. The shift is intended to take advantage of attractive valuations, scalable business models, expectations for an economic rebound and continued growth in Internet usage. While nobody can predict future performance, we believe the long-term opportunity to invest in the Internet is unquestionably positive.


/s/ PAUL T. COOK
PAUL T. COOK
Munder Net50
Portfolio Manager

The views expressed in this commentary on Munder Net50 reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MUNDER NET50


While nobody can predict future performance, we believe the long-term opportunity to invest in the Internet is unquestionably positive.

                                                           [MUNDER CAPITAL LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Munder Net50, the Standard and Poor's 500 Composite Stock Index and the Inter@active Week Internet Index.


(graph 31)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard's and Poor's 500 Composite Stock Index (S&P) and the Inter@active Week Internet Index over the same time frame.

                                        Portfolio     S&P Index(1)     Inter@active
          Inception 5/3/99               $10,000       $10,000         $10,000
          Period Ended 12/31/99          $11,782       $11,100         $17,260
          FYE 12/31/00                   $11,709       $10,090          $8,417
          FYE 12/31/01                    $8,733        $8,892          $4,394
          FPE 06/30/02                    $5,443        $7,723          $2,470

* Inception

(1) For the S&P only, Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

On May 1, 2001, the portfolio changed its name from WRL Goldman Sachs Small Cap to Munder Net50. On May 29, 2001, the investment restrictions, strategy and investment objective were also changed.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Overture Services, Inc.                          6.22%
Yahoo! Inc.                                      6.13%
eBay Inc.                                        5.82%
Cisco Systems, Inc.                              5.76%
DoubleClick Inc.                                 5.44%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services             37.73%
Business Services                               25.34%
Computer & Office Equipment                     12.46%
Communications Equipment                         4.73%
Security & Commodity Brokers                     4.48%

                                            Equity Matrix
                                          INVESTMENT STYLE
                              Value             Blend            Growth
MARKET CAPITALIZATION
Large                                                               X
Medium
Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Investing in internet-related businesses involves special risks, including aggressive product pricing, short product cycles, product obsolescence and high price volatility due to a rapidly changing technology environment.

PBHG MID CAP GROWTH

....seeks capital appreciation.


[GRAPHIC] MARKET ENVIRONMENT

Unfortunately for investors, nothing much has changed during the first six months of 2002. Mired in accounting worries, the broad markets declined throughout most of the first half of year. Investor confidence was dealt a series of blows relating to alleged accounting irregularities by large domestic companies. In spite of the broad market's decline, data released throughout the period showed growing signs of stabilization in the U.S. economy. The Federal Reserve Board ("Fed") has ended its period of aggressive short-term interest rate reductions and shifted its stance to a neutral bias. We believe the Fed will maintain this more restrictive monetary policy throughout the remainder of the year.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002, PBHG Mid Cap Growth returned (15.85)% as compared to its benchmark the Russell Midcap Growth Index, which returned (19.70)% for the same period. The overall decline in the portfolio for the six months was primarily related to a broad-based weakness throughout the technology sector. The portfolio outperformance relative to the benchmark can be attributed to strong performances from the services and industrial sectors, both of which produced positive returns and worked to mitigate losses. We found specific areas of strength in the aerospace and defense segments of the industrial sector. Although our positions in the health care sector generally detracted from performance, some holdings in managed care and hospital-related areas turned in solid performance. Also contributing to the portfolio's outperformance relative to the benchmark were selections from the consumer cyclical sector.

[GRAPHIC] STRATEGY REVIEW

As always, we continued to employ our bottom-up investment strategy, seeking the fastest growing companies, regardless of sector, that meet our investment criteria. During the quarter we added some holdings from the energy sector based on our assumption that domestic oil drillers will benefit from the heightened risk in the Middle East. We increased our weighting in the financial sector as we found several mid-sized banks and thrifts that we believe have excellent track records and strong growth. Finally, we doubled our exposure to the industrial sector during the quarter while reducing our holdings in the consumer cyclical, health care and services sectors.

[GRAPHIC] OUTLOOK

Assuming economic activity continues to stabilize, we anticipate a resumption in corporate profit growth as corporate management begins to loosen their belt buckles on capital expenditure budgets. We believe leading technology companies will grow at a faster rate than other segments of the market. One of our challenges is that typically the summer months are seasonally weak for technology companies, as many spending decisions are deferred until September or October. But, we also believe that if the consumer continues to spend, we will benefit from our holdings in household names that we believe show significant growth characteristics relative to their peer groups.

Going forward, as the market continues to stabilize and recovery sentiment in technology spending grows, we expect that the more defensive sectors of the market that performed well during the market's downturn are likely to underperform relative to other sectors. We believe the portfolio is very well positioned to benefit from companies that continue to outperform their peer group through earnings acceleration and positive earnings surprises.

We are hopeful that the stock market will soon start reacting more positively to the economic recovery, consumer optimism will expand and demand for new business loans will increase. While past market conditions are certainly not predictive of future behavior, these conditions have usually fostered an environment of economic growth. We remind you of the importance of a consistent investment approach focused on the long term. Thank you for your continued support.

/s/ GARY L PILGRIM
GARY L PILGRIM
PBHG Mid Cap Growth
Portfolio Manager

Prior to May 1, 2002, PBHG Mid Cap Growth was named Pilgrim Baxter Mid Cap
Growth.

The views expressed in this commentary on PBHG Mid Cap Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PBHG MID CAP GROWTH

As always, we continued to employ our bottom-up investment strategy, seeking the fastest growing companies, regardless of sector, that meet our investment criteria.

                                                                     [PBHG LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. PBHG Mid Cap Growth and the Russell Midcap Growth Index.

(graph 32)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                                   Russell
                                                 Portfolio       Midcap Growth(1)
               Inception 5/3/99                   $10,000           $10,000
               Period Ended 12/31/99              $17,799           $13,992
               FYE 12/31/00                       $15,239           $12,348
               FYE 12/31/01                        $9,765            $9,860
               FPE 06/30/02                        $8,217            $7,917

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Apollo Group, Inc. - Class A                      3.16%
Corinthian Colleges, Inc.                         3.13%
Microchip Technology Incorporated                 2.63%
Varian Medical Systems, Inc.                      2.63%
Career Education Corporation                      2.54%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services              11.38%
Electronic Components & Accessories              10.38%
Educational Services                              9.48%
Health Services                                   8.57%
Business Services                                 5.90%

                                              Equity Matrix
                                            INVESTMENT STYLE
                                Value             Blend            Growth
MARKET CAPITALIZATION
  Large
  Medium                                                              X
  Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

SALOMON ALL CAP

....seeks capital appreciation.

[GRAPHIC] MARKET ENVIRONMENT

During the first half of 2002, the markets have been contending with the corporate governance issue, which includes concerns over accounting options treatment, and executive compensation. With the Worldcom and Enron bankruptcies, we have come full circle from several years ago. Investors, who "trusted" companies during the latter stages of the bull market no longer do so.

On the positive side, we have mitigated the market trend by maintaining cash balances. We are moving this cash back into the market as risks become factored into stock prices.

[GRAPHIC] PERFORMANCE

For the six months June 30, 2002, Salomon All Cap returned (15.47)%, as compared with its benchmark, the Russell 3000 Index, which returned (12.24)% for the same period.

[GRAPHIC] STRATEGY REVIEW

We bought Pfizer Inc. based on what we deem to be its industry-leading position and the fact that its shares and those of most pharmaceutical companies have declined substantially this year. We believe that the drug companies are among the most interesting sectors at this time. This purchase also is consistent with our belief that large stocks and so-called growth stocks have now entered a "value range".

GlobalSantaFe has Corporation ("GSF") also recently been added to the portfolio. This company is what we have deemed a leading offshore driller with, in our opinion, a very strong balance sheet. The stock is down from a high of $37 per share and we purchased it at about $21 per share. The Gulf of Mexico contributes 20-25% of U.S. natural gas, and depletion rates have increased to 5-6% from 3-4% in recent years. In other words, we believe that the United States will need to drill more just to stay even in terms of natural gas reserves. Natural gas, in our opinion, is a preferred fuel and we feel its price likely will increase in future years. We feel this should bode well for a driller such as GSF.

[GRAPHIC] OUTLOOK

We see a market reversal as being violent on the upside. Bear markets breed their own excesses. Those buying Internet stocks at the top several years ago, have been replaced by a similar class of investor shorting stocks aggressively, often in smaller, less liquid stocks. We believe a market advance could cause these investors to cover their short positions, thereby adding fuel to an improving stock market.

If things play out as we expect, might this be the beginning of a durable new Bull Market? We will reserve judgment on this for later in the year.

SALOMON BROTHERS ASSET MANAGEMENT, INC.
Salomon All Cap
Portfolio Manager

The views expressed in this commentary on Salomon All Cap reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

SALOMON ALL CAP

.... we have mitigated the market trend by maintaining cash balances. We are moving this cash back into the market as risks become factored into stock prices.

                                                         [SALOMON BROTHERS LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Salomon All Cap and the Russell 3000 Index.

(graph 33)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 3000 Index over the same time frame.

                                                    Portfolio       Russell 3000(1)
                  Inception 5/3/99                   $10,000           $10,000
                  Period Ended 12/31/99              $11,557           $11,188
                  FYE 12/31/00                       $13,672           $10,354
                  FYE 12/31/01                       $13,958            $9,167
                  FPE 06/30/02                       $11,799            $8,045

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Pepsi Bottling Group, Inc. (The)                     2.81%
Costco Wholesale Corporation                         2.68%
Verizon Communications, Inc.                         2.63%
Novartis AG - ADR                                    2.49%
Liberty Media Corporation - Class A                  2.26%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Pharmaceuticals                                      8.33%
Communication                                        5.80%
Telecommunications                                   5.61%
Electronic Components & Accessories                  4.45%
Communications Equipment                             4.19%

                                        Equity Matrix
                                       INVESTMENT STYLE
                           Value             Blend            Growth
MARKET CAPITALIZATION
   Large
   Medium                                      X
   Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Non-diversified funds invest a greater proportion of their assets in securities of a smaller number of issuers in a specific industry and may be more susceptible to any single economic, political or regulatory occurrence, which may result in more volatility than a diversified portfolio.

T. ROWE  PRICE  DIVIDEND  GROWTH

....seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income.

[GRAPHIC]          MARKET  ENVIRONMENT

Major stock indexes plunged during the six months as the economic recovery moderated and as companies continued to warn that earnings or revenues would be weaker than expected. Reports of accounting irregularities and military tensions in Asia and the Middle East exacerbated the market's bearish sentiment.

The large-cap Standard and Poor's 500 Composite Stock Index ("S&P 500") dropped (13.15)%. Smaller companies fared somewhat better: the Standard and Poor's MidCap 400 Index fell (3.21)%, while the Russell 2000 Index dropped (4.70)%. Value stocks outperformed their growth counterparts by wide margins across all market capitalizations. Materials, consumer staples, and energy were positive for the six months, while technology and telecommunications shares fell sharply.


[GRAPHIC]           PERFORMANCE

For the six months ended June 30, 2002, T. Rowe Price Dividend Growth returned (9.00)%, while its benchmark, the S&P 500 returned (13.15)% for the same period. Results were aided by our underweighting of technology and good stock selection in the information technology sector.

[GRAPHIC]         STRATEGY  REVIEW

The portfolio's value orientation aided results versus the index. We were strongly underweight in information technology companies, as few of these businesses pay dividends, and we also avoided some of the biggest losers among technology companies. Stock selection among industrial stocks also helped relative returns, as we were overweighted in such better-performing stocks as Masco Corporation and Union Pacific Corporation and underweight poor performer General Electric Company. The fund's top performers included real estate investment trusts Vornado Realty Trust and Duke-Weeks Realty Corporation, as well as Family Dollar Stores, Inc. Advertising agency Omnicom Group, Inc. and financial firm Citigroup Inc. detracted from performance.


[GRAPHIC]           OUTLOOK

The combination of record low interest rates and fiscal stimulus should provide the basis for continuing economic recovery, which should eventually translate into stronger stock prices. However, lingering concerns about corporate accountability are likely to weigh on the markets for some time. Risk-averse investors have begun to appreciate the value of the kind of solid, dividend paying companies that we favor, which should continue to aid the portfolio's relative returns.

/S/  THOMAS  J. HUBER
    THOMAS  J. HUBER

T. Rowe Price Dividend Growth
Portfolio Manager

The views expressed in this commentary on T. Rowe Price Dividend Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE  PRICE  DIVIDEND  GROWTH

The portfolio's value orientation aided results versus the index.

                                                            [T. ROWE PRICE LOGO]

              Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Dividend Growth and the Standard and Poor's 500 Composite Stock Index.

(graph 34)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                    Portfolio         S&P Index(1)
                  Inception 5/3/99                   $10,000           $10,000
                  Period Ended 12/31/99               $9,260           $11,100
                  FYE 12/31/00                       $10,174           $10,090
                  FYE 12/31/01                        $9,750            $8,892
                  FPE 06/30/02                        $8,873            $7,723

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Pfizer Inc.                                   2.77%
Citigroup Inc.                                2.66%
Exxon Mobil Corporation                       2.42%
Freddie Mac                                   2.40%
Wyeth                                         2.20%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Commercial Banks                              9.36%
Pharmaceuticals                               9.00%
Insurance                                     6.50%
Petroleum Refining                            6.43%
Holding & Other Investment Offices            5.30%


                                  Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION      Value  Blend  Growth
Large                               X
Medium
Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

T. ROWE  PRICE  SMALL  CAP

....seeks long-term growth of capital.

[GRAPHIC]                      MARKET  ENVIRONMENT

The economy emerged from recession at the beginning of 2002 and grew at an annualized rate of 5.6% in the first quarter. But growth moderated in the second quarter and inflation remained subdued, so the Federal Reserve Board ("Fed") kept the federal funds target rate steady at 1.75%.

In the first three months of the year, stocks generally rose amid optimism about the improving economy. However, larger issues overshadowed the economic recovery in the second quarter, such as continued sluggish corporate earnings growth and the threat of new terrorist attacks against the United States. In addition, following the collapse of Enron Corp., investors were quick to discard shares of companies whose bookkeeping was suspected as being anything less than honest and transparent. By June 30th, several major stock indexes had retreated to levels not seen since the weeks following September 11th.

Continuing a trend that prevailed last year, stocks of smaller companies performed better than their larger peers in the last six months. Another trend that remained intact was the dominance of value stocks over their growth counterparts.

[GRAPHIC]                      PERFORMANCE

Despite an improvement in economic growth and continued low interest rates, small-cap growth stocks fell in the first six months of 2002. Investors generally avoided aggressive investments amid lackluster corporate earnings news, fears of another terrorist attack against the United States, and reports of regulators investigating companies with questionable accounting practices.

For the six months ended June 30, 2002, T. Rowe Price Small Cap returned (16.77)%, compared with its benchmark, the Russell 2000 Index, which returned (4.70)% for the same period.

[GRAPHIC]                      STRATEGY  REVIEW

We maintained a broadly diversified portfolio of small-cap growth stocks in the last six months. The portfolio's assets at the end of June were spread across approximately 340 securities in multiple industries, and the largest holding represented only 1.01% of portfolio assets.

For the most part, we kept the portfolio's sector allocations neutral relative to the small-cap growth universe. However, we reduced our weighting in slower-growing companies and increased our weighting in faster growing companies that we believe offer greater long-term potential.

Technology remained the portfolio's largest sector commitment, though it receded slightly in the past six months. Software and semiconductor-related stocks fared worst. The health care sector remained our second largest. Vicious declines in pharmaceutical and biotechnology stocks were partially offset by strength in health care providers and service companies.

Consumer discretionary stocks, which include retailers and media firms, were our third-largest sector commitment at the end of June. The former performed relatively well in the past six months; the latter fared poorly. Consumer staples stocks are a very small part of the small-cap growth universe, but our top contributor to performance in the last six months was Dreyer's Grand Ice Cream Inc., which agreed to be acquired by Nestle SA for a significant premium.

[GRAPHIC]                      OUTLOOK

While we are discouraged with the dismal performance of small-cap growth stocks, we know that it cannot continue indefinitely. The economy is growing again, the Fed will probably refrain from raising short-term rates for at least several more months, and corporate earnings are poised to improve. In addition, accounting reforms and the increased scrutiny and pressure on auditors following the implosion of several former highfliers should lead to cleaner and clearer financial reporting, helping to boost investor confidence. These factors should eventually lead to better market performance.

/S/  PAUL  W. WOJCIK
    PAUL  W. WOJCIK
T. Rowe Price Small Cap
Portfolio Manager

The views expressed in this commentary on T. Rowe Price Small Cap reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

T. ROWE  PRICE  SMALL  CAP

Continuing a trend that prevailed last year, stocks of smaller companies performed better than their larger peers in the last six months.

                                                            [T. ROWE PRICE LOGO]

            Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. T. Rowe Price Small Cap and the Russell 2000 Index.


(graph 35)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                                 Portfolio       Russell 2000(1)
               Inception 5/3/99                   $10,000           $10,000
               Period Ended 12/31/99              $13,849           $11,767
               FYE 12/31/00                       $12,679           $11,411
               FYE 12/31/01                       $11,448           $11,695
               FPE 06/30/02                        $9,528           $11,145

*  Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Corporate Executive Board Company (The)           1.01%
Iron Mountain Incorporated                        0.94%
Forward Air Corporation                           0.92%
Patterson Dental Company                          0.89%
SCP Pool Corporation                              0.86%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Computer & Data Processing Services               9.05%
Pharmaceuticals                                   8.63%
Health Services                                   6.70%
Electronic Components & Accessories               6.26%
Oil & Gas Extraction                              5.19%

                                 Equity Matrix
                                INVESTMENT STYLE

MARKET CAPITALIZATION     Value  Blend   Growth
Large
Medium
Small                                      X

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

SMALL CAPITALIZATION: Smallest 80% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Small-cap securities involve certain risks described in the prospectus that should be considered carefully before investing. Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.

GREAT COMPANIES - AMERICA(SM)

....seeks long-term growth of capital.

[GRAPHIC]     MARKET ENVIRONMENT

The bear continued to roar during the first six months of 2002, creating one of the most difficult environments U.S. markets have encountered since the 1930s. For investors and financial professionals, it has challenged the wisdom of being a long-term investor. Yet even though we are surrounded by negativism, we are extremely optimistic about the portfolio's longer-term returns.

The keys to investing in this market are sticking with a disciplined strategy, avoiding the temptation to react emotionally to short-term market events and minimizing downside while investing for the long-term.

Rest assured that we are following the discipline of investing in Great Companies. We continue to invest in Great Companies and have added several new companies to the portfolio this year, including 3M Company, and First Data Corporation. Sticking with our screens has helped us avoid disasters like Enron Corp., Tyco International Ltd., WorldCom, Inc., Kmart Corporation and a host of others. While a number of our Great Companies have been wounded, none has been crushed.

Second, we remain focused while taking advantage of the emotional reactions of others. Warren Buffet has rightly suggested that pessimism is an investor's friend. We believe that the market has moved from "irrational exuberance" to irrational pessimism. Investors who have been overcome by fear are heading for the exits. This has allowed us to purchase a number of Great Companies at discounts not possible six months ago. We are confident that these investments will pay off for our investors over the long-term, and some have already paid off in the short-term.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Great Companies - America(SM) returned (16.16)%, as compared with its benchmark, the Standard and Poor's 500 Composite Stock Index, which returned (13.15)%, for the same period.

[GRAPHIC]     STRATEGY REVIEW

This environment has once again reaffirmed the value of investing in companies that are well managed and in solid businesses that are steadily increasing their intrinsic values. It also showed the value of sticking with a tried and true investing strategy that has been proven over years.

We are minimizing our downside by allocating more of our cash to undervalued companies with significant upside potential. This typically provides us with some protection on the downside while allowing us to enjoy long-term returns.

We are confident that when the market does turn - and it will - our shareholders will be well positioned for the future.

[GRAPHIC]     OUTLOOK

As we begin the second half of the year, many of the companies in our portfolio are trading well below their intrinsic values. Eventually, market price and intrinsic value meet, so we believe that this will result in solid long-term returns. This confluence will occur once investor confidence is restored, new money begins flowing into the market and companies deliver solid earnings reports. Until then, you should know that we are focused on providing our investors with the best returns possible.


/s/ James H. Huguet                                       /s/  Gerald W. Bollman
   JAMES H. HUGUET                                            GERALD W. BOLLMAN

                              /s/ Matthew Stephani
                                MATTHEW STEPHANI

                           Great Companies - America(SM)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - America(SM) reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - AMERICA(SM)

The keys to investing in this market are sticking with a disciplined strategy, avoiding the temptation to react emotionally to short-term market events and minimizing downside while investing for the long-term.

                                                          [GREAT COMPANIES LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc.
         Great Companies - America(SM) and
         the Standard and Poor's 500 Composite Stock Index.

(graph 36)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                   Portfolio      S&P Index(1)
Inception 5/1/00                   $10,000        $10,000
Period Ended 12/31/00              $11,380         $9,162
FYE 12/31/01                        $9,992         $8,074
FPE 06/30/02                        $8,377         $7,012


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

United Technologies Corporation               9.18%
Pfizer Inc.                                   9.16%
General Electric Company                      8.86%
American International Group, Inc.            7.49%
Omnicom Group, Inc.                           6.00%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                               18.88%
Security & Commodity Brokers                  9.74%
Aerospace                                     9.18%
Business Services                             8.90%
Electronic & Other Electric Equipment         8.86%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large                                        X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

GREAT COMPANIES - TECHNOLOGY(SM)

....seeks long-term growth of capital.

[GRAPHIC]     MARKET ENVIRONMENT

Technology stock prices are still volatile. The current psychology of technology stock valuation resembles an airplane flying through thick clouds with no instruments. The instinct of the pilot, as it is for more and more investors, is to dive until clear air appears. This period of clouded visibility will pass in time, and clarity of business trends will reappear, lending some solid basis to evaluate the future cash flows of technology companies. For now, relying on "instruments" based on historical business performance is about the only guide available.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Great Companies-Technology(SM) returned (29.65)%, compared with its benchmarks, the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index, which returned (24.98)% and (13.15)%, respectively, for the same period. Small capitalization stocks have been outperforming recently, and Great Companies-Technology(SM) stocks are among the largest caps of all. When the current low valuations, based on longer-term forecasts, become apparent to investors, we expect large-cap technology stocks to outdo their benchmarks.

[GRAPHIC]     STRATEGY REVIEW

We believe the economy will recover this year. Our weighting in early-cycle companies, whose earnings will lead the rest of the technology company profit recovery, should help our performance. For now, it is hurting us. Later, as these companies approach intrinsic value, we will shift our focus to mid-cycle and later-cycle companies and where the greatest discount to intrinsic value exists. The combination of earnings recovery and discount to intrinsic value should work nicely, when the earnings recovery comes.

[GRAPHIC]     OUTLOOK

Companies that possess strong, un-leveraged balance sheets, excellent management, strong barriers to competition and a commitment to their people will build shareholder value consistently over time. The only exception is a wide and deep recession affecting virtually all parts of the technology sector. Investor's eyes are strained from seeking clues for the upturn. When it comes, those not invested will miss it.

/s/ James H. Huguet                                       /s/  Gerald W. Bollman
   JAMES H. HUGUET                                            GERALD W. BOLLMAN

                              /s/ Matthew Stephani
                                MATTHEW STEPHANI

                        Great Companies - Technology(SM)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Technology(SM) reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - TECHNOLOGY(SM)

Investors' eyes are strained from seeking clues for the upturn. When it comes, those not invested will miss it.

                                                          [GREAT COMPANIES LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.
         Great Companies - Technology(SM), the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index.

(graph 37)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the NASDAQ Composite Index and the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.


                                   Portfolio      NASDAQ(1)      S&P Index(1)
Inception 5/1/00                   $10,000        $10,000        $10,000
Period Ended 12/31/00               $6,740         $6,399         $9,162
FYE 12/31/01                        $4,250         $5,052         $8,074
FPE 06/30/02                        $2,990         $3,790         $7,012


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Cisco Systems, Inc.                             7.90%
International Business Machines Corporation     7.78%
Texas Instruments Incorporated                  7.35%
Analog Devices, Inc.                            6.93%
Intel Corporation                               6.71%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Office Equipment                     32.16%
Electronic Components & Accessories             29.34%
Computer & Data Processing Services             12.34%
Pharmaceuticals                                  8.09%
Industrial Machinery & Equipment                 4.61%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large                                         X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

Because non-diversified funds invest a substantial proportion of their assets in a limited number of securities within a specific industry, they may suffer greater volatility as a result of an economic, political, or regulatory event than diversified funds would.

Investing in technology stocks generally involves greater volatility and risks so an investment in the portfolio may not be appropriate for everyone.

GABELLI  GLOBAL  GROWTH

....seeks appreciation of capital.

[GRAPHIC]    MARKET  ENVIRONMENT

Ongoing uncertainty over the strength of the economic and corporate profit recovery, turmoil in the Middle East, renewed fear of terrorism at home, accounting scandals and revelations about conflicts of interest on Wall Street combined to undermine equities in the first half of 2002. At the close of the quarter, the Standard and Poor's 500 Composite Stock Index and NASDAQ Composite Index were re-testing their post-September 11th lows.

Although consumer confidence readings and retail sales softened in May, most other economic data have been encouraging. Industrial production and productivity continued to trend higher, new housing starts approached record levels, and there was a modest up-tick in business investment. Importantly, inflation remained dormant, most likely postponing any Federal Reserve Board rate hikes. We believe gross domestic product growth for 2002 will be in the 3% to 3.5% range and that capital spending in 2003 will help sustain the recovery in the year ahead.

Advertising-supported media companies (with the exception of newspaper publishers) have suffered as corporate advertising budgets were cut in the weak economy. Advertising budgets will be restored as the economic recovery and "political spending" unfolds. Recently, broadcasters' "up-front" advertising sales have firmed considerably; implying corporate advertisers expect prices on the spot market to increase over the balance of the year. We think this foreshadows a broad-based rise in advertising spending and better days ahead for advertising supported media company profits.

[GRAPHIC]    PERFORMANCE

In general, Gabelli Global Growth's industrial holdings held up relatively well in this uncompromising market, while our gold mining stocks gained. The portfolio gave up ground as telecommunications stocks continued to slide and cable television stocks were hit hard following Adelphia Communications Corporation's bankruptcy filing. For the six months ended June 30, 2002, Gabelli Global Growth returned (11.51)%, compared with its benchmark, the Morgan Stanley Capital International World Free Index, which returned (8.60)% for the same period.

[GRAPHIC]    STRATEGY  REVIEW

Gabelli Global Growth was formed to take advantage of the exceptional investment opportunities that were evolving around the world. We believe that one of the keys to the current environment is to identify companies that have pricing power and therefore some control over profitability. Our primary focus is on security selection and not country allocation, but the portfolio will remain well diversified by sector and geography.

[GRAPHIC]    OUTLOOK

Presently, investors appear to be questioning whether corporate earnings will meet expectations in the coming quarters. We believe profits will be up sharply this year as a result of the economic expansion, increased productivity, cost cutting, financial re-engineering, and a big decline in the "everything-including-the-kitchen-sink" write-offs taken in 2001. In addition, a gradual weakening of the dollar will boost profits for the large U.S. based multinationals. Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

We are a little more cynical regarding Wall Street's improprieties. We have always been wary of Wall Street research, primarily because we feel most sell-side analysts do not do as thorough a job as we do. Also, although the conflict of interest between investment banking and equity research may be front-page news to the investor public, it is old hat to investment professionals. Writing a negative research report on the stock of one of your firms' investment banking clients has always been a sure-fire way for sell-side analysts to end up on the unemployment line.

As the old saying goes, "the darkest hour is just before dawn." We are not suggesting the stock market is about to take off. However, the fundamental picture -- an expanding economy, low interest rates, rising earnings and more reasonable equity valuations raises the floor under equities.


/S/ MARC  J. GABELLI
MARC  J. GABELLI
Gabelli Global Growth
Portfolio Manager

The views expressed in this commentary on Gabelli Global Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GABELLI  GLOBAL  GROWTH

Although stocks are still not cheap by historical standards, rising earnings will make equity valuations considerably more reasonable.

                                                                  [GABELLI LOGO]

Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Gabelli Global Growth and Morgan Stanley Capital International World Free Index.

(graph 38)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Free Index over the same time frame.

                                                  MSCI
                                   Portfolio      World Free(1)
Inception 9/1/00                   $10,000        $10,000
Period Ended 12/31/00               $9,100         $8,891
FYE 12/31/01                        $8,180         $7,422
FPE 06/30/02                        $7,238         $6,783

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Vivendi Universal                              2.92%
Harmony Gold Mining Company Limited            1.92%
Secom Co., Ltd.                                1.23%
L-3 Communications Holdings, Inc.              1.20%
Nippon Broadcasting System, Incorporated       1.13%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                             8.52%
Metal Mining                                   5.76%
Radio & Television Broadcasting                5.58%
Business Services                              4.62%
Communication                                  3.48%


                                 Equity Matrix
                                INVESTMENT STYLE

                              Value   Blend   Growth
MARKET CAPITALIZATION
      Large                            X
      Medium
      Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

GREAT COMPANIES - GLOBAL(2)

....seeks long-term growth of capital in a manner consistent with preservation of capital.


[GRAPHIC]     MARKET ENVIRONMENT

During the past six months, economies around the globe have struggled to break out of the recession of 2001. Productivity gains in first quarter of 2002 appeared to mark the end of the economic slowdown and underperformance of global markets. However, just as domestic economic data began showing positive indicators of economic growth, we were hit with a wave of accounting scandals.

The problems began with the Enron Corp. debacle and continued with other large companies such as Xerox Corporation, Adelphia Communications Corporation and WorldCom, Inc. As the crisis in confidence grew, many investors panicked and exited the market. The increased investor skepticism and the slower-than-expected economic recovery drove the Standard and Poor's 500 Composite Stock Index down more than 13% during the past six months.

Many European markets were down during the past six months as well. Labor unrest and political issues have increased the volatility of these markets, and the current recession is the first recession the new European Union has experienced. As a result of the newness of the European Union and its currency, the euro, the European Central Bank has been slow to react to the struggling economies of its member countries, which appears to be lengthening the recession for some countries in Europe.

Going against the global trend, Japan's stock market rose significantly as the Japanese Nikkei 225 finished up more than 10% for the past six months (in U.S. dollars) despite what we believe is a struggling underlying economy. Though Japan is still dealing with a weak banking system and increasing unemployment, the Japanese government appears committed to reversing price deflation, leading investors to believe the recession may be coming to an end in Japan.

Outside of the major markets of Japan, Europe and the United States, the Argentinean devaluation adversely affected asset values throughout the world. However, to the surprise of many, other Latin American countries did not follow suit and remained surprisingly resilient. The lack of economic collapse of the remaining Latin American countries is another positive sign that the world economy may in fact be on the road to recovery.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Great Companies - Global(2) returned (14.65)% as compared to its benchmark, the Morgan Stanley Capital International World Index, which returned (8.60)% for the same period.

Much of this decline was due to technology stocks, which have been hurt by weak capital spending at major corporations around the world. U.S equities also under-performed the benchmark, reflecting a lack of confidence in American corporate governance.

[GRAPHIC]     STRATEGY REVIEW

As investors seeking to create long-term wealth, we carefully select well-run companies in businesses we believe have favorable economics. We continue to search for companies in excellent businesses with superior executive talent to add to our portfolio and evaluate those companies and management teams currently in our portfolio. This continued revaluation caused us to replace stocks of poorly performing companies with companies we believe meet our strict requirements for investment.

[GRAPHIC]     OUTLOOK

We believe the U.S. economy is showing signs of recovery and that the recovery may indeed be stronger than many economists expect. This trend of positive economic surprises is likely to continue globally as productivity gains fuel growth in real Gross Domestic Product of the developed economies. We also believe that the companies in which we invest are the market leaders in their respective markets and have gained market share during the current recession. As the globe moves out of the current recession, we expect the global Great Companies to outperform their competitors.

/s/ James H. Huguet                                       /s/  Gerald W. Bollman
   JAMES H. HUGUET                                            GERALD W. BOLLMAN

                              /s/ Matthew Stephani
                                MATTHEW STEPHANI

                          Great Companies - Global(2)
                               Portfolio Managers

The views expressed in this commentary on Great Companies - Global(2) reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

GREAT COMPANIES - GLOBAL(2)

We believe the U.S. economy is showing signs of recovery and that the recovery may indeed be stronger than many economists expect.

                                                          [GREAT COMPANIES LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc.
         Great Companies - Global(2) and the Morgan Stanley Capital International World Index

(graph 39)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index over the same time frame.

                                                  MSCI
                                   Portfolio      World(1)
Inception 9/1/00                   $10,000        $10,000
Period Ended 12/31/00               $8,540         $8,891
FYE 12/31/01                        $7,102         $7,422
FPE 06/30/02                        $6,062         $6,783


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

AstraZeneca PLC - ADR                          6.04%
Pfizer Inc.                                    5.84%
General Electric Company                       5.67%
American International Group, Inc.             5.23%
Novartis AG - ADR                              5.03%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                               19.77%
Electronic & Other Electric Equipment         12.66%
Commercial Banks                               8.60%
Electronic Components & Accessories            5.50%
Insurance                                      5.23%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large                                         X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuations, political instability, and different accounting standards.

CAPITAL GUARDIAN U.S. EQUITY

....seeks long-term growth of capital.

[GRAPHIC]     MARKET ENVIRONMENT

A recovery seemed to be unfolding late in the first quarter, but a sharp decline in the second quarter dashed all hopes of a rebound, with the major indices reporting double-digit losses and all ten industry sectors of the Standard and Poor's 500 Composite Index ("S&P 500") posting negative results.

Technology stocks, especially those related to hardware and semiconductors, plummeted. While several industry leaders indicated that business had stabilized or improved in the first quarter, investors feared more losses as spending by end users appeared to sag. The meltdown in telecommunication shares continued as investors grew increasingly uneasy about the sector's sizable debts, falling revenues, and overcapacity.

In the broader market, although first-quarter earnings releases were generally good, investors continued to worry that corporate governance and financial transparency were lacking after the fall of Enron Corp. News that WorldCom, Inc. had grossly overstated cash flow cast further doubt on the veracity of corporate accounting. At the same time, Wall Street's credibility suffered with the New York State Attorney General's investigation into conflicts of interest at several brokerage firms.

These events were viewed against a backdrop of escalating violence in the Middle East and mixed economic news at home that fell short of consensus expectations for a strong recovery and called into question the anticipated rebound in corporate profits. First-quarter Gross Domestic Product grew at a revised 5.6% annualized, viewed as a healthy bounce from a low base, and markets cheered the release of strong productivity numbers. On the other hand, consumer spending showed signs of slowing, corporate spending remained weak, and unemployment climbed to an eight-year high as companies sought to contain costs. Echoing the mixed sentiment on the economy, the Federal Reserve Board left interest rates unchanged and maintained a neutral bias, stating that the risks of economic weakness and inflation were equally balanced.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Capital Guardian U.S. Equity returned (16.74)%. For the same period, its benchmark, the S&P 500 returned (13.15)%.

[GRAPHIC]     STRATEGY REVIEW

Owning shares of several companies that came under scrutiny for aggressive accounting practices and tarnished management credibility hurt relative returns. Likewise, guilt by association caused our holdings in the utilities sector to fall, as the entire sector sold off. For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices.

The portfolio benefited from our many financial holdings and from a variety of consumer-related companies but suffered from not owning enough in the consumer staples and materials sectors. Holdings in the semiconductor capital equipment, pharmaceuticals, health care equipment, media, and wireless telecommunication areas also hurt returns.

Late in the second quarter, we reduced our exposure to mobile handsets on near-term concerns over competitive positioning and slowing sales, though we maintain our long-term belief that sales and market share will grow. We also reduced certain cyclical, consumer products, and health care stocks that had performed well since September, using the proceeds to buy companies that we believe have more upside potential within those industries.

[GRAPHIC]     OUTLOOK

After a decade of exceptional returns in the U.S. equity market, we do not have high expectations on a secular basis for the coming years. Valuations remain somewhat high by historical standards and a loss of faith in corporate management could have a lasting negative impact on multiples. Still, there are likely to be cyclical ups and downs that will provide opportunities to add value through stock selection based on fundamental research. In the near term, we are being careful not to be bearish following the market's most recent down leg. Fiscal stimulus and low interest rates should support the economic recovery and we believe corporate profits will see large percentage increases, albeit from low bases.

CAPITAL GUARDIAN TRUST COMPANY

Capital Guardian U.S. Equity
Portfolio Manager

Prior to May 1, 2002, the portfolio was part of the Endeavor Series Trust.

The views expressed in this commentary on Capital Guardian U.S. Equity reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CAPITAL GUARDIAN U.S. EQUITY

For the most part, we believe the underlying businesses of the companies in the portfolio are healthy and worth more than current stock prices.

                                                         [CAPITAL GUARDIAN LOGO]


         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Capital Guardian U.S. Equity and the Standard and Poor's 500 Composite Stock Index.


(graph 40)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   Portfolio      S&P Index(1)
Inception 10/9/00                  $10,000        $10,000
Period Ended 12/31/00              $10,100         $9,398
FYE 12/31/01                        $9,758         $8,282
FPE 06/30/02                        $8,125         $7,193


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

AstraZeneca PLC - ADR                            3.15%
SLM Corporation                                  3.07%
Washington Mutual, Inc.                          2.93%
Pfizer Inc.                                      2.84%
Applied Materials, Inc.                          2.57%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                                  9.99%
Commercial Banks                                 6.44%
Industrial Machinery & Equipment                 6.39%
Instruments & Related Products                   5.34%
Personal Credit Institutions                     3.85%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend    Growth
MARKET CAPITALIZATION
    Large                               X
    Medium
    Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

AMERICAN CENTURY INCOME & GROWTH

....seeks dividend growth, current income and capital appreciation.


[GRAPHIC]    MARKET ENVIRONMENT

The economy continued to recover, but you couldn't tell by looking at the stock market. The daily revelations and accusations of improper accounting crushed stocks, as WorldCom, Inc. became the latest titan to admit to accounting irregularities. Consumer confidence also petered out late in the period, but investor confidence was probably the biggest concern. A myriad of problems (high valuations, weak demand, accounting misdeeds, brokerage scandals, credit risk, and geopolitical tension) weighed on investor sentiment. The good news was that inflation slowed along with second-quarter economic growth, giving the Federal Reserve Board reason to leave overnight lending rates at a 40-year low of 1.75%.

[GRAPHIC]    PERFORMANCE

For the six months ended June 30, 2002, America Century Income & Growth returned (10.44)% as compared to its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") which returned (13.15)% for the same period.

[GRAPHIC]    STRATEGY REVIEW

Despite the latest downdraft in stocks, the market favored some of the hallmarks of American Century Income & Growth discipline - its value orientation and its exposure to medium-sized companies. Stock selection added value relative to the index in the financial, health care, and technology sectors. The main detractors were stock selection in the basic materials and utilities sectors.

Technology stocks tumbled, as weak business spending and high share prices continued to take their toll. Our value orientation led us to underweight technology stocks - the market's highest-priced sector - for the last two years.

Investors gave up on their high hopes for the semiconductor industry, but American Century Income & Growth's underweights in Intel Corporation, Broadcom Corporation, and Micron Technology, Inc. limited the portfolio's downside relative to the S&P 500. We also minimized exposure to high-priced telecommunications-equipment makers like Nortel Networks Corporation, Lucent Technologies Inc., JDS Uniphase Corporation, and Cisco Systems, Inc. Conservative positioning helped in the computer hardware industry as well - we held modest overweights in cheaper, less volatile technology stocks like Pitney Bowes Inc. in place of Sun Microsystems, Inc. and EMC Corporation, expensive stocks with negative earnings.

Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. However, there were several relatively good stories among our financial holdings. The portfolio posted positive returns in the property and casualty industry, while the S&P 500's stocks in that industry fell. That was because the portfolio held overweights in several strong mid-cap performers like Fidelity National Financial, Inc., Old Republic International Corp., First American Corporation, Radian Group, Inc., and PMI Group, Inc.

Health care stocks slid, as concerns over patent expiration, slim research and development pipelines, and slower pharmaceutical approval called into question the sector's relatively high valuations. That crushed pharmaceutical stocks, with biotechnology taking the worst beating. American Century Income & Growth's valuation-conscious strategy minimized the portfolio's exposure to those industries while focusing on cheaper generic drug companies.

Energy stocks rallied, as political tension in the Middle East pushed oil prices up about 30% in the first quarter. The portfolio was well positioned for the quick shift in prices because we built several overweight positions in oil services when valuations and oil prices were low.

The portfolio's focus on dividend-paying stocks led to greater telecommunications exposure, while relatively high valuations in the consumer non-cyclicals sector led to a slight underweight. Those subtle sector allocations took back some of the portfolio's outperformance, as telecommunications tanked and consumer non-cyclicals rallied.

Stock selection in basic materials and utilities eroded some of the portfolio's excess return relative to the S&P 500. Accounting irregularities, legal disputes, and credit problems dogged the utilities sector. In basic materials, we missed out on a few advancers - the chemical giants du Pont (E.I.) de Nemours and Company and Dow Chemical and manufacturer 3M Company.

[GRAPHIC]    OUTLOOK

The market will watch closely to see if the economic recovery will translate into strong corporate profits. Earnings expectations are still relatively high, which means profits will probably have to grow considerably or the highest-priced stocks could fall further. Conversely, if earnings start exceeding expectations, stocks could rally. We will continue to focus on building the portfolio based on analysis of individual companies.


/s/ John Schneidwind                                         /s/ Kurt Bougwardt
JOHN SCHNEIDWIND, CFA                                        KURT BOUGWARDT, CFA

                        American Century Income & Growth
                               Portfolio Managers

The views expressed in this commentary on American Century Income & Growth reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AMERICAN CENTURY INCOME & GROWTH

Despite the latest downdraft in stocks, the market favored some of the hallmarks of the Income & Growth discipline - its value orientation and its exposure to medium-sized companies.

                                                        [AMERICAN CENTURY LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. American Century Income & Growth and the Standard and Poor's 500 Composite Stock Index.

(graph 41)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   Portfolio      S&P Index(1)
Inception 5/1/01                   $10,000        $10,000
Period Ended 12/31/01               $9,480         $9,277
FPE 06/30/02                        $8,490         $8,057


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Bank of America Corporation              3.43%
Citigroup Inc.                           2.85%
Microsoft Corporation                    2.73%
General Electric Company                 2.58%
Exxon Mobil Corporation                  2.57%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                          9.38%
Commercial Banks                         8.78%
Petroleum Refining                       7.82%
Telecommunications                       7.36%
Computer & Data Processing Services      5.40%

                                  Equity Matrix
                                INVESTMENT STYLE

                                    Value    Blend    Growth
MARKET CAPITALIZATION
      Large                           X
      Medium
      Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA GROWTH OPPORTUNITIES

....seeks maximum long-term growth.

[GRAPHIC] MARKET ENVIRONMENT

The market environment deteriorated during the second quarter as investor optimism for an economic recovery during the second half of the year succumbed to a loss of investor confidence as numerous corporate scandals unfolded. Several trends in the market continued, with small cap stocks outperforming large cap and value significantly outperforming growth for the first half of 2002.

[GRAPHIC] PERFORMANCE

For the six months ended June 30, 2002 Transamerica Growth Opportunities returned (2.59)% as compared with its benchmark, the Russell 2000 Index ("Russell 2000"), which returned (4.70)% for the same period.

[GRAPHIC] STRATEGY REVIEW

The portfolio's out performance in the first half of 2002 can be traced to a significant overweighting in the transportation services sector, where two of the portfolio's largest positions, Expeditors International of Washington, Inc. and C.H. Robinson Worldwide, Inc., performed strongly, up 16.5% and 16.0%, respectively. Both of these firms are prototypical holdings in that they have strong, conservative management teams and business models that are highly resilient in any economic environment - true "all weather" holdings.

Additionally, the portfolio garnered the double benefit of being significantly overweight in financial services and picking the right stocks: Moody's Corporation ("Moody's"), another one of the portfolio's top holdings, advanced 24.8% as lower interest rates drove explosive growth in Moody's ratings business. The portfolio's BlackRock, Inc. and Financial Federal Corporation positions also made positive contributions to financial sector performance. Two financial service stocks that suffered with the market environment, BARRA, Inc. and Investment Technology Group, Inc., underperformed, but we remain very optimistic about their long-term outlook. Both companies retain their strong competitive advantages and have solid financial positions with abundant amounts of net cash on their balance sheets. The portfolio suffered modestly compared with the benchmark due to zero weighting in banks, domestic oil and retail, which all made positive contributions to the Russell 2000 in the first half. Additionally, the portfolio suffered from a significant decline in a number of our technology positions.

[GRAPHIC] OUTLOOK

The economic outlook remains uncertain and the market remains mired in fear regarding the depth of the corporate accounting scandals. However, the portfolio's intrinsic value investment style has clearly been a huge benefit in the current turbulent market conditions. The economy is weak, but we own businesses that should prosper regardless of the macro environment. We can't predict the path of the overall market, but we try to own businesses that will fare better than their peers in any market environment.

              /s/ CHRISTOPHER J. BONAVICO      /s/ KENNETH F. BROAD
                CHRISTOPHER J. BONAVICO          KENNETH F. BROAD
                        Transamerica Growth Opportunities
                               Portfolio Managers

Prior to May 1, 2002, the portfolio was part of the Transamerica Variable Insurance Fund, Inc. and was named the Small Company Portfolio.

The views expressed in this commentary on Transamerica Growth Opportunities reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA GROWTH OPPORTUNITIES

We can't predict the path of the overall market, but we try to own businesses that will fare better than their peers in any market environment.

                                       [TRANSAMERICA INVESTMENT MANAGEMENT LOGO]

      Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Growth Opportunities, and the Russell 2000 Index.

(graph 42)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 2000 Index over the same time frame.

                                   Portfolio      Russell 2000(1)
Inception 5/2/01                   $10,000        $10,000
Period Ended 12/31/01              $11,180        $10,166
FPE 06/30/02                       $10,890         $9,688

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
- http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
DeVRY Inc.                                               6.05%
Expeditors International of Washington, Inc.             5.76%
OshKosh B' Gosh, Inc. - Class A                          5.10%
BlackRock, Inc.                                          4.82%
Techne Corporation                                       4.29%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Transportation & Public Utilities                       14.37%
Security & Commodity Brokers                            12.74%
Business Services                                        9.98%
Educational Services                                     6.05%
Apparel Products                                         5.10%

                                              Equity Matrix
                                            INVESTMENT STYLE
                                Value             Blend            Growth
MARKET CAPITALIZATION
   Large
   Medium                                                             X
   Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. Stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

The historical financial information for periods prior to May 1, 2002, has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

....seeks preservation of capital and competitive investment returns.


[GRAPHIC]     MARKET ENVIRONMENT

Performance in the equity market was weak in the first half of 2002. Markets were mixed during the first quarter, and second-quarter equity market performance was abysmal across the board in the United States and globally. In fact, the Standard and Poor's 500 Composite Stock Index ("S&P 500") turned in the second-worst quarterly performance since the current bear market started in early 2000 - following only the third quarter of 2001, when the market plummeted immediately following the September 11th terrorist attacks. The S&P 500 declined (13.39)% for the quarter. Year to date, the index seems well on its way to logging its third straight year of negative returns. Other major stock indexes also showed poor results, with the Dow Jones Industrial Average down (7.77)% and the NASDAQ Composite Index down an astounding (24.98)%, taking it to 1998 levels. Despite a generally improving economy, stocks declined primarily on shaken investor confidence as a result of concerns brought on by Enron Corp. and exacerbated by the indictment of Tyco International Ltd.'s chief executive officer on tax evasion charges. Then came the announcement by WorldCom, Inc. that earnings would be restated down by $3.8 billion because of improper accounting treatment of capital expenses at the company. Continuing violence in the Middle East and the threat of more terrorist attacks in the United States also affected investor sentiment. Corporate profits will continue to recover over the course of this year, but the strength and sustainability of the recovery is a big question. The consensus among analysts is that S&P 500 earnings for 2002 will be up 10% over last year and that 2003 earnings will be 13% above this year. The major markets are certainly over-sold at today's levels, so we would not rule out a rally. But with price/earnings multiples already fairly high on an absolute basis by historical standards, we believe that equity returns are likely to be sub-par for the year.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, BlackRock Global Science & Technology returned (23.25)% compared with its benchmark, the S&P 500, which returned (13.15)% for the same period.

[GRAPHIC]     STRATEGY REVIEW

On an absolute basis, returns were hurt by concerns over corporate profit growth and heightened investor risk aversion. Within the technology sector, demand remains weak because corporations are not spending on information technology. The telecommunications industry has also experienced substantial multiple contraction as overcapacity and unmanageable debt levels have challenged the ongoing viability of several companies. Because this situation has been apparent for several quarters, the portfolio has relatively negligible exposure to the group. As for technology hardware, there has been notable weakness within the semiconductor subgroup as the Philadelphia Semiconductor Index (SOX) was down 35% for the quarter.

In terms of healthcare, the portfolio's exposure was relatively modest throughout the quarter, as the overall environment remained challenging. Healthcare positions were evenly distributed among pharmaceuticals, biotechnology and medical technology. Our analysis indicates that current valuations reflect substantial risk premiums and may be excessive given the longer-term fundamental outlook. In addition, pharmaceutical and biotechnology stocks tend to perform better in the second half of the calendar year as a disproportionate number of products receive Federal Drug Administration approval and numerous medical meetings drive news flow. The healthcare allocation within the portfolio has recently been increased to take advantage of this phenomenon.

[GRAPHIC]     OUTLOOK

Overall weakness in the market has had a pronounced effect on absolute performance. However, through solid stock selection and sector allocation, BlackRock Global Science & Technology has managed to outperform 90% of its Lipper peer group. We continue to focus on companies that can benefit from an economic recovery and on outstanding growth-oriented science and technology companies in general. We believe this focus will position the portfolio well for the longer term, particularly when the market for these companies improves.


/s/ William Wykle
WILLIAM WYKLE

BlackRock Global Science & Technology
Portfolio Manager

The views expressed in this commentary on BlackRock Global Science & Technology reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK GLOBAL SCIENCE & TECHNOLOGY

Within the technology sector, demand remains weak because corporations aren't spending on IT.

                                                              [BLACKROCK LOGO]


         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Global Science & Technology and the Standard and Poor's 500 Composite Stock Index.



(graph 43)

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                   Portfolio      S&P Index(1)
Inception 8/17/01                  $10,000        $10,000
Period Ended 12/31/01              $10,450         $9,943
FPE 06/30/02                        $8,020         $8,635


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.


BlackRock Global Science & Technology commenced operations on 8/17/01. Due to its short (less than 11 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

United Microelectronics Corporation - ADR                  3.65%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR      3.32%
SK Telecom Co., Ltd. - ADR                                 2.99%
Oracle Corporation                                         2.88%
Vishay Intertechnology, Inc.                               2.66%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Electronic Components & Accessories                        22.70%
Pharmaceuticals                                            19.71%
Computer & Data Processing Services                        12.74%
Communications Equipment                                    7.20%
Electronic & Other Electric Equipment                       4.76%

                                  Equity Matrix
                                INVESTMENT STYLE

                             Value    Blend  Growth
MARKET CAPITALIZATION
     Large
     Medium                                    X
     Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

International investing involves risks that include currency fluctuation, political instability, and different accounting standards.

BLACKROCK LARGE CAP VALUE

....seeks to provide long-term capital appreciation.


[GRAPHIC]     MARKET ENVIRONMENT

Performance in the equity market was weak in the first half of 2002. Markets were mixed during the first quarter, and second-quarter equity market performance was abysmal across the board in the United States and globally. In fact, the Standard and Poor's 500 Composite Stock Index ("S&P 500") turned in the second-worst quarterly performance since the current bear market started in early 2000 - following only the third quarter of 2001, when the market plummeted immediately following the September 11th terrorist attacks. The S&P 500 declined (13.39)% for the quarter. Year to date, the index seems well on its way to logging its third straight year of negative returns. Other major stock indexes also showed poor results, with the Dow Jones Industrial Average down (7.77)% and the NASDAQ Composite Index down an astounding (24.98)%, taking it to 1998 levels. Despite a generally improving economy, stocks declined primarily on shaken investor confidence as a result of concerns brought on by Enron Corp. and exacerbated by the indictment of Tyco International Ltd.'s chief executive officer ("CEO") on tax evasion charges. Then came the announcement by WorldCom, Inc. that earnings would be restated down by $3.8 billion because of improper accounting treatment of capital expenses at the company. Continuing violence in the Middle East and the threat of more terrorist attacks in the United States also affected investor sentiment. Corporate profits will continue to recover over the course of this year, but the strength and sustainability of the recovery is a big question. The consensus among analysts is that S&P 500 earnings for 2002 will be up 10% over last year and that 2003 earnings will be 13% above this year. The major markets are certainly over-sold at today's levels, so we would not rule out a rally. But with price/earning multiples already fairly high on an absolute basis by historical standards, we believe that equity returns are likely to be sub-par for the year.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, BlackRock Large Cap Value returned (16.06)% compared with its benchmark, the Russell 1000 Value Index, which returned (4.78)% for the same period.

[GRAPHIC]     STRATEGY REVIEW

For the period, specific stock underperformance was more of a negative for portfolio returns than industry weightings, although an over-weighting in technology and industrial services hurt somewhat. Our belief that an improving economy and a related increase in profitability would benefit stocks has hurt the portfolio as well. Good stock selection in health care, process industries and consumer durables all benefited performance. Negative stock selection in the finance sector was our biggest single negative relative attribution component due to being underweighted in banks and thrifts and overweighted in the processing banks like The Bank of New York Company, Inc. and Mellon Financial Corporation. Positive performance of our defense stocks was a big plus, with General Dynamics Corporation and Raytheon Company leading the way.

Throughout the second quarter, we continued to increase positions in capital goods, telecommunications and basic materials. We reduced energy, software and commercial services during the period. At the end of period the portfolio was overweighted in capital goods and technology hardware, while underweighted in software, staples and utilities.

[GRAPHIC]     OUTLOOK

Throughout the second quarter, we became more convinced that the current economic recovery would be sustainable and we have continued to move into more economically sensitive stocks. While we expect that some of the current economic strength is related to rebuilding very low inventory levels, we will continue to carefully watch upcoming economic data for any sign of a slowdown. For now, we believe that positioning in companies that will benefit from a recovering economy will result in strong performance. The market must regain confidence that the numbers it receives from companies and their accountants are real. Perhaps second quarter certifications of their numbers by CEOs and Chief Financial Officers will help accomplish this.


/s/ Christopher R. Kaufman
CHRISTOPHER R. KAUFMAN

BlackRock Large Cap Value
Portfolio Manager

The views expressed in this commentary on BlackRock Large Cap Value reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK LARGE CAP VALUE

Throughout the second quarter, we became more convinced that the current economic recovery would be sustainable and we have continued to move into more economically sensitive stocks.

                                                               [BLACKROCK LOGO]

         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Large Cap Value and the Russell 1000 Value Index.

(graph 44) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell 1000 Value Index over the same time frame.

                                                            Russell
                                        Portfolio           1000 Value(1)

     Inception 8/17/01                  $10,000             $10,000
     Period Ended 12/31/01               $9,650              $9,810
     FPE 06/30/02                        $8,100              $9,342

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

BlackRock Large Cap Value commenced operations on 8/17/01. Due to its short (less than 11 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                                   4.23%
American International Group, Inc.               3.89%
General Dynamics Corporation                     3.55%
Verizon Communications, Inc.                     3.09%
Raytheon Company                                 2.40%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                 12.00%
Telecommunications                                8.58%
Insurance                                         6.52%
Pharmaceuticals                                   5.26%
Industrial Machinery & Equipment                  4.81%

                                  Equity Matrix
                                INVESTMENT STYLE

                            Value   Blend   Growth
MARKET CAPITALIZATION
     Large                    X
     Medium
     Small

EQUITY MATRIX

VALUE: An investment style that focuses on stocks, which a Portfolio Manager thinks are currently depressed in price and will eventually have their worth recognized by the market. When and if the share price recovers, the manager attempts to gain a profit.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

BLACKROCK MID CAP GROWTH

....seeks to provide long-term capital appreciation.


[GRAPHIC]     MARKET ENVIRONMENT

Performance in the equity market was weak in the first half of 2002. Markets were mixed during the first quarter, and second-quarter equity market performance was abysmal across the board in the United States and globally. In fact, the Standard and Poor's 500 Composite Stock Index ("S&P 500") turned in the second-worst quarterly performance since the current bear market started in early 2000 - following only the third quarter of 2001, when the market plummeted immediately following the September 11th terrorist attacks. The S&P 500 declined (13.39)% for the quarter. Year to date, the index seems well on its way to logging its third straight year of negative returns. Other major stock indexes also showed poor results, with the Dow Jones Industrial Average down (7.77)% and the NASDAQ Composite Index down an astounding (24.98)%, taking it to 1998 levels. Despite a generally improving economy, stocks declined primarily on shaken investor confidence as a result of concerns brought on by Enron Corp. and exacerbated by the indictment of Tyco International Ltd.'s chief executive officer on tax evasion charges. Then came the announcement by WorldCom, Inc. that earnings would be restated down by $3.8 billion because of improper accounting treatment of capital expenses at the company. Continuing violence in the Middle East and the threat of more terrorist attacks in the United States also affected investor sentiment. Corporate profits will continue to recover over the course of this year, but the strength and sustainability of the recovery is a big question. The consensus among analysts is that S&P 500 earnings for 2002 will be up 10% over last year and that 2003 earnings will be 13% above this year. The major markets are certainly over-sold at today's levels, so we would not rule out a rally. But with price/earnings multiples already fairly high on an absolute basis by historical standards, we believe that equity returns are likely to be sub-par for the year.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, BlackRock Mid Cap Growth returned (16.05)% compared with its benchmark, the Russell Midcap Growth Index, which returned (19.70)% for the same period.

[GRAPHIC]     STRATEGY REVIEW

An underweight in health care products and drugs, good stock selection in electronic technology and an overweight plus good stock selection in health care services contributed positively to performance.

The portfolio remains underweight in health care products and pharmaceuticals primarily through a bet against biotechnology. Technology software and services also remains a significant underweight due to weak corporate information technology demand. The portfolio remains overweight in consumer services, as it is our belief that the U.S. economy is strengthening, primarily led by the consumer.

Particular stocks that added to performance during the quarter were Boston Scientific Corporation, Pactiv Corporation, Willis Group Holdings Limited, Limited Inc. and Anthem, Inc. Stocks that hurt the portfolio were International Rectifier Corporation, KLA-Tencor Corporation and The Interpublic Group of Companies, Inc.

[GRAPHIC]     OUTLOOK

We continue to focus on companies that can benefit from an economic recovery and on outstanding growth companies in general. We believe this focus will position the portfolio well for the longer term, particularly when the market for mid-cap growth companies improves.


/s/ William Wykle
WILLIAM WYKLE
BlackRock Mid Cap Growth
Portfolio Manager

The views expressed in this commentary on BlackRock Mid Cap Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

BLACKROCK MID CAP GROWTH

We continue to focus on companies that can benefit from an economic recovery and on outstanding growth companies in general.

                                                               [BLACKROCK LOGO]


         Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. BlackRock Mid Cap Growth and the Russell Midcap Growth Index

(graph 45) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Russell Midcap Growth Index over the same time frame.

                                                            Russell
                                        Portfolio           Midcap Growth(1)

     Inception 8/17/01                  $10,000             $10,000
     Period Ended 12/31/01              $10,280             $10,553
     FPE 06/30/02                        $8,630              $8,473

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

BlackRock Mid Cap Growth commenced operations on 8/17/01. Due to its short (less than 11 months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Westwood One, Inc.                               1.68%
Noble Corporation                                1.45%
Pactiv Corporation                               1.38%
Whole Foods Market, Inc.                         1.38%
Boston Scientific Corporation                    1.38%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Electronic Components & Accessories              8.03%
Pharmaceuticals                                  7.19%
Computer & Data Processing Services              5.51%
Oil & Gas Extraction                             5.51%
Medical Instruments & Supplies                   4.44%

                                  Equity Matrix
                                INVESTMENT STYLE

                                Value    Blend    Growth
MARKET CAPITALIZATION
     Large
     Medium                                         X
     Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 U.S. stocks.

This material must be preceded or accompanied by the Fund's current prospectus.

AGGRESSIVE ASSET ALLOCATION

....seeks capital appreciation.


[GRAPHIC]    MARKET ENVIRONMENT

Aggressive Asset Allocation began during a difficult period for equities, the portfolio's mainstay. In the weeks preceding the portfolio's launch, signs of a reawakening economy prompted the Federal Reserve Board to cease its program of cutting interest rates. Consumer confidence was steady, manufacturing was picking up and inflation tame. Although such news might have been cause for a rally, the Enron Corp. affair, violence in the Middle East and fears of additional terrorist attacks overshadowed reasons for optimism.

During the second quarter, these forces gained strength to hamper the market on a variety of fronts. First, the economic recovery seemed to falter just as it was gaining traction and consumer confidence took a step back. Earnings reports lacked luster, and corporate spending - a particular concern for the technology sector - stayed flat. Terrorism fears, the Middle East and the ongoing war in Afghanistan created a lingering element of uncertainty. Finally, corporate and financial industry scandals left many asking what pitfalls lie ahead.

[GRAPHIC]    PERFORMANCE

From inception May 1, 2002, through June 30, 2002, Aggressive Asset Allocation returned (9.10)% as compared with its benchmark, the Wilshire 5000 Total Market Index, which returned (8.38)% for the same period.

[GRAPHIC]    STRATEGY REVIEW

Unlike traditional portfolios, Aggressive Asset Allocation's holdings consist of a variety of underlying AEGON/Transamerica Series Fund, Inc. investment options. Although the portfolio included a small number of bonds during the period, it strives to follow a model designed by Morningstar Associates, LLC that calls for 100% of its assets to be spread among a widely diversified array of stock investments.

Many of the underlying portfolios that focus on large-company stocks - a large portion of the holdings - suffered from the fallout of the questionable business practices that came to light during recent months. Many of the companies found in these portfolios were also still waiting for an emerging economic recovery to result in improved earnings.

In all, Aggressive Asset Allocation comprised eighteen existing investment options that included portfolios from nearly every stock category. Transamerica Equity (9.25% of assets) was the largest holding. Other large holdings included
T. Rowe Price Equity Income (8.63% of assets) and Jennison Growth (8.26% of assets).

On the issuer level, no single company accounted for more than 1.15% of net assets (Microsoft Corporation). Other large holdings during the period included First Data Corporation (1.15% of net assets) and Liberty Media Corporation - Class A (1.00% of net assets).

[GRAPHIC]    OUTLOOK

Overall, the U.S. economy appears healthy and the recovery that began in the first part of the year could provide a foundation for renewed strength in the financial markets as well. Before the markets rebound, however, investors will want signs that they can put money in companies with sound business practices and solid earnings. Fear, one of the enemies of a long-term investor, has been plentiful recently and could linger if new corporate scandals emerge.

Looking beyond the distraction of today's headlines, Aggressive Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors through short-term uncertainty as they pursue long-term goals.

ATFA INVESTMENT TEAM

Aggressive Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Aggressive Asset Allocation reflect those of the ATFA Investment Team through the period ended June 30, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

AGGRESSIVE ASSET ALLOCATION

Overall, the U.S. economy appears healthy and the recovery that began in the first part of the year could provide a foundation for renewed strength in the financial markets as well.

                                                       [AEGON TRANSAMERICA LOGO]


Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Aggressive Asset Allocation and the Wilshire 5000 Total Market Index.

(graph 46) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index over the same time frame.

                                                            Wilshire
                                        Portfolio           5000(1)

     Inception 5/1/02                   $10,000             $10,000
     FPE 06/30/02                        $9,090              $9,162

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Aggressive Asset Allocation commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Transamerica Equity                     9.25%
T. Rowe Price Equity Income             8.63%
Jennison Growth                         8.26%
Transamerica Growth Opportunities       7.95%
American Century International          7.30%

ALLOCATIONS (% OF NET ASSETS)

Growth Equity                          53.69%
Aggressive Equity                      20.22%
World Equity                           19.32%
Balanced                                6.79%


                                 Equity Matrix

                                INVESTMENT STYLE

                             Value     Blend      Growth
MARKET CAPITALIZATION
   Large                                 X
   Medium
   Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

CONSERVATIVE ASSET ALLOCATION

....seeks current income and preservation of capital.


[GRAPHIC]     MARKET ENVIRONMENT

Conservative Asset Allocation began operations during a difficult period in the financial markets. In the weeks preceding the portfolio's inception, signs of a reawakening economy prompted the Federal Reserve Board to cease its program of cutting interest rates. Consumer confidence was holding steady, manufacturing was picking up and inflation was tame. Although such news might have been cause for a rally, the Enron Corp. affair and fears of additional terrorist attacks overshadowed reasons for optimism.

During the second quarter, these forces gained strength to test the markets on several fronts. First, the economic recovery seemed to falter just as it was gaining traction and consumer confidence took a step back. Earnings reports lacked luster, and corporate spending - a particular concern for the technology sector - stayed flat. The ongoing turmoil in the Middle East and Afghanistan created a lingering element of uncertainty. Finally, corporate and financial industry scandals left many asking what pitfalls lie ahead.

[GRAPHIC]     PERFORMANCE

From inception May 1, 2002 through June 30, 2002, Conservative Asset Allocation returned (4.90)% as compared with its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 1.72% for the same period.

[GRAPHIC]     STRATEGY REVIEW

Unlike traditional portfolios, Conservative Asset Allocation is a "portfolio of portfolios" whose holdings consist of a variety of underlying AEGON/Transamerica Series Fund, Inc. investment options. Its model, based on recommendations from Morningstar Associates, LLC, calls for an allocation of roughly 30% stocks, 50% bonds and 20% cash.

In keeping with the model, fixed-income and capital preservation portfolios such as PIMCO Total Return (20.27% of assets), MFS High Yield (16.01% of assets), Transamerica Convertible Securities (9.06% of assets) and Transamerica Money Market (5.30% of assets) were among the largest holdings. Equity holdings were weighted toward more conservative portfolios such as Clarion Real Estate Securities and PBHG/NWQ Value Select. Most equities - even the innocent - suffered from the fallout of the questionable business practices that came to light during recent months. Many of the companies found in these portfolios were also still waiting for an emerging economic recovery to result in improved earnings. In all, Conservative Asset Allocation comprised twenty one investment options that included portfolios from a wide range of categories.

On the issuer level, no single security accounted for more than 2.10% of net assets. Fannie Mae and Ginnie Mae issues led the portfolio holdings.

[GRAPHIC]     OUTLOOK

Overall, the U.S. economy appears healthy and the recovery that began in the first part of the year could provide a foundation for renewed strength in the financial markets as well. Before the markets rebound, however, investors will want signs that they can put money in companies with sound business practices and solid earnings. Fear, one of the enemies of a long-term investor, has been plentiful recently and could linger if new scandals emerge.

Looking beyond the distraction of today's headlines, Conservative Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors through short-term uncertainty as they pursue long-term goals.

ATFA INVESTMENT TEAM

Conservative Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Conservative Asset Allocation reflect those of the ATFA Investment Team through the period ended June 30, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

CONSERVATIVE ASSET ALLOCATION

Looking beyond the distraction of today's headlines, Conservative Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments ...

                                        [AEGON/Transamerica Fund Advisers LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Conservative Asset Allocation and the Lehman Brothers Aggregate Bond Index.

(graph 47) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                            LB
                                        Portfolio           Aggregate(1)

     Inception 5/1/02                   $10,000             $10,000
     FPE 06/30/02                        $9,510             $10,172

*    Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Conservative Asset Allocation commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

PIMCO Total Return                            20.27%
MFS High Yield                                16.01%
Transamerica Convertible Securities            9.06%
Transamerica Money Market                      5.30%
T. Rowe Price Equity Income                    5.05%

FIVE LARGEST ALLOCATIONS (% OF NET ASSETS)

Fixed-Income                                  45.35%
Growth Equity                                 33.77%
World Equity                                   6.18%
Balanced                                       5.92%
Capital Preservation                           5.30%

                                  Equity Matrix
                                INVESTMENT STYLE

                            Value   Blend   Growth
MARKET CAPITALIZATION
     Large                            X
     Medium
     Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

JANUS  BALANCED

....seeks long-term capital growth consistent with preservation of capital and balanced by current income.

[GRAPHIC]    MARKET  ENVIRONMENT

Financial markets have been overcome by fear during the year's first half with stocks suffering from a crisis of confidence triggered by corporate scandals.

While investors fretted over questionable corporate accounting practices, however, news on the economic front gave them hope a recovery was under way. Manufacturing activity expanded for the first time in a year and a half; inflation and interest rates remained low.

Still, questions remained about when corporate earnings would improve. In the bond market, yields on U.S. Treasury securities soared during the period as traders anticipated a rise in borrowing costs. Two-year notes, which are most sensitive to interest rate moves, surged 68 basis points to their highest level in six months. With respect to the portfolio's fixed-income position, our duration still closely matches that of our benchmark.

[GRAPHIC]    PERFORMANCE

From inception May 1, 2002, through June 30, 2002, Janus Balanced returned (2.90)% as compared to its benchmarks, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers U.S. Government/Credit Index, which returned (7.80)% and 1.78%, respectively, for the same period.

[GRAPHIC]    STRATEGY  REVIEW

Under the astute leadership of former top General Electric Company executive Jim McNerny, consumer products giant 3M Company ("3M"), which makes products ranging from Post-It Notes to electronic circuitry, is cutting costs and emphasizing cash generation, enabling it to post solid results in a stagnant economy. McNerny's slow but steady approach to bringing much-needed structural as well as strategic change to the 100-year-old conglomerate has been embraced by employees and applauded by investors. 3M is also benefiting from the weak dollar as 50% of its sales come from overseas. As we look forward to an improving economy and better volume opportunity, we remain confident that 3M has the fundamentals in place to succeed in a slower-growth environment.

The Procter & Gamble Company ("P&G") was a winner as well. Over the past two years, the largest U.S. household-goods maker has undergone a sweeping restructuring as new chief executive officer A.G. Lafley streamlined the company's product line and concentrated on core brands. This initiative has not only helped reduce costs, but has also resulted in a more focused marketing effort and higher sales. Furthermore, we are gratified by the firm's successful integration of hair-care company Clairol Inc. After the acquisition was announced, shares of P&G temporarily dipped, and we took advantage of the decline to add to our holdings. Our conviction has been well rewarded as P&G's earnings continue to rise.

On the downside, our position in Citigroup Inc. ("Citigroup") hindered our results. Pressuring the shares of the financial services powerhouse were concerns over its loan exposure to long-distance phone company WorldCom, Inc. as well as burgeoning financial crises in Latin America. Meanwhile, Merrill Lynch
& Co., Inc.'s settlement with the New York state attorney general, stemming from allegations of misleading stock recommendations, proved to be the final nail in the coffin as investors feared the investigation's focus could turn to other investment bankers. Nonetheless, given Citigroup's strong fundamentals and attractive valuation, we remain firm believers in the franchise.

[GRAPHIC]    OUTLOOK

Looking ahead, as emotions continue to drive the market, we will seek out companies with proven management teams and a history of excelling. That being said, we are not particularly optimistic about the near-term prospects for stocks. However, we are optimistic that if we roll up our sleeves and make our best efforts to understand the business prospects, balance sheets and cash flow statements of potential investments, we will find companies that will reward our confidence.


/s/ KAREN L. REIDY
KAREN L. REIDY
Janus Balanced
Portfolio Manager

The views expressed in this commentary on Janus Balanced reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

JANUS  BALANCED

Looking ahead, as emotions continue to drive the market, we will seek out companies with proven management teams and a history of excelling.

                                                                    [JANUS LOGO]

Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Janus Balanced, the Standard and Poor's 500 Composite Stock Index and the Lehman Brothers U.S. Government/Credit Index.

(graph 48) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard and Poor's 500 Composite Stock Index (S&P) and the Lehman Brothers U.S. Government/Credit Index over the same time frame.

                                                                     LB
                                Portfolio      S&P Index(1)      Gov't./Credit(1)
     Inception 5/1/02           $10,000         $10,000          $10,000
     FPE 06/30/02                $9,710          $9,220          $10,178

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 -- 1-800-596-5323 -- http://www.micropal.com.

Janus Balanced commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.


FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Marsh & McLennan Companies, Inc.         1.86%
Honeywell International Inc.             1.78%
3M Company                               1.54%
Viacom, Inc. - Class B                   1.51%
Exxon Mobil Corporation                  1.49%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Obligations             11.94%
U.S. Government Agencies                 8.21%
Automotive                               5.48%
Commercial Banks                         5.34%
Beverages                                4.80%

                                 Equity Matrix
                                INVESTMENT STYLE

                              Value   Blend  Growth
MARKET CAPITALIZATION
      Large                             X
      Medium
      Small

EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.


                              Fixed Income Matrix
                                    MATURITY

                           Short  Intermediate   Long
QUALITY
      High
      Medium                            X
      Low

FIXED INCOME MATRIX

INTERMEDIATE TERM: Average duration of equal to or greater than 3.5 years, but less than equal to 6 years.

MEDIUM QUALITY: Average credit rating equal of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

MODERATE ASSET ALLOCATION

....seeks capital appreciation.

[GRAPHIC]    MARKET ENVIRONMENT

Moderate Asset Allocation began operations during a difficult period, particularly for the equity market. In the weeks preceding the portfolio's inception, signs of a reawakening economy prompted the Federal Reserve Board to cease its program of cutting interest rates. Consumer confidence was holding steady, manufacturing was picking up and inflation was tame. Although such news might have been cause for a rally, the Enron Corp. affair and fears of additional terrorist attacks overshadowed reasons for optimism.

During the second quarter, these forces gained strength to test the market on several fronts. First, the economic recovery seemed to falter just as it was gaining traction and consumer confidence took a step back. Earnings reports lacked luster, and corporate spending - a particular concern for the technology sector - stayed flat. The ongoing turmoil in the Middle East and Afghanistan created a lingering element of uncertainty. Finally, corporate and financial industry scandals left many asking what pitfalls lie ahead.

[GRAPHIC]    PERFORMANCE

From inception May 1, 2002, through June 30, 2002, Moderate Asset Allocation returned (5.60)% as compared with its benchmarks, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index, which returned (8.38)% and 1.72%, respectively, for the same period.

[GRAPHIC]    STRATEGY REVIEW

Unlike traditional portfolios, Moderate Asset Allocation is a "portfolio of portfolios" whose holdings consist of a variety of underlying AEGON/Transamerica Series Fund, Inc. investment options. Its model, based on recommendations from Morningstar Associates, LLC, calls for an allocation of roughly 50% stocks, 35% bonds and 15% cash.

Two of the portfolio's largest single holdings were fixed-income portfolios:
PIMCO Total Return (14.39% of assets) and MFS High Yield (14.14% of assets). True to the concept of asset allocation, the portfolio's equity holdings ran the gamut from Third Avenue Value (small-cap value) to American Century International (large-cap growth), although well-represented in the mix were more conservative holdings such as Clarion Real Estate Securities and PBHG/NWQ Value Select. Most equities - even the innocent - suffered from the fallout of the questionable business practices that came to light during recent months. Many of the companies found in these portfolios were also still waiting for an emerging economic recovery to result in improved earnings. In all, Moderate Asset Allocation comprised twenty one investment options that included portfolios from nearly every category.

On the issuer level, no single security accounted for more than 1.46% of net assets (Fannie Mae). Other large holdings during the period included Ginnie Mae (1.43)% of net assets and Pfizer Inc. (0.92% of net assets).

[GRAPHIC]    OUTLOOK

Overall, the U.S. economy appears healthy and the recovery that began in the first part of the year could provide a foundation for renewed strength in the financial markets as well. Before the markets rebound, however, investors will want signs that they can put money in companies with sound business practices and solid earnings. Fear, one of the enemies of a long-term investor, has been plentiful recently and could linger if new scandals emerge.

Looking beyond the distraction of today's headlines, Moderate Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors through short-term uncertainty as they pursue long-term goals.

AFTA INVESTMENT TEAM
Moderate Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Moderate Asset Allocation reflect those of the AFTA Investment Team through the period ended June 30, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MODERATE ASSET ALLOCATION

Before the markets rebound, however, investors will want signs that they can put money in companies with sound business practices and solid earnings.

                                                       [AEGON TRANSAMERICA LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Moderate Asset Allocation, the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index.


(graph 49) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index and the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                                   LB
                                Portfolio     Wilshire 5000(1)     Aggregate(1)
     Inception 5/1/02           $10,000       $10,000              $10,000
     FPE 06/30/02                $9,440        $9,162              $10,172



* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Moderate Asset Allocation commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

PIMCO Total Return                        14.39%
MFS High Yield                            14.14%
T. Rowe Price Equity Income                5.93%
Transamerica Equity                        5.37%
Transamerica Convertible Securities        5.07%

ALLOCATIONS (% OF NET ASSETS)
Growth Equity                             42.69%
Fixed-Income                              33.60%
World Equity                              10.03%
Aggressive Equity                          6.86%
Balanced                                   6.83%


                                  Equity Matrix
                                INVESTMENT STYLE

                               Value    Blend    Growth
MARKET CAPITALIZATION
        LARGE                             X
        MEDIUM
        SMALL


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

MODERATELY AGGRESSIVE ASSET ALLOCATION

....seeks capital appreciation.

[GRAPHIC]    MARKET ENVIRONMENT

Moderately Aggressive Asset Allocation began during a period of uncertainty for financial markets. In the weeks preceding the portfolio's launch, signs of a reawakening economy prompted the Federal Reserve Board to cease its program of cutting interest rates. Consumer confidence was steady, manufacturing was picking up and inflation tame. Although such news might have been cause for a rally, the Enron Corp. affair, violence in the Middle East and fears of additional terrorist attacks overshadowed reasons for optimism.

During the second quarter, these forces gained strength to hamper the market on a variety of fronts. First, the economic recovery seemed to falter just as it was gaining traction and consumer confidence took a step back. Earnings reports lacked luster, and corporate spending - a particular concern for the technology sector - stayed flat. Terrorism fears, the Middle East and the ongoing war in Afghanistan created a lingering element of uncertainty. Finally, corporate and financial industry scandals left many asking what pitfalls lie ahead.

[GRAPHIC]    PERFORMANCE

From inception May 1, 2002 through June 30, 2002, Moderately Aggressive Asset Allocation returned (7.30)% as compared with its benchmark, the Wilshire 5000 Total Market Index, which returned (8.38)% for the same period.

[GRAPHIC]    STRATEGY REVIEW

Unlike traditional portfolios, Moderately Aggressive Asset Allocation is a "portfolio of portfolios" whose holdings consist of a variety of underlying AEGON/Transamerica Series Fund, Inc. investment options. Its model, based on recommendations from Morningstar Associates, LLC, calls for 70% stocks and 30% of allocations in less volatile bonds and cash.

In fact, two of the portfolio's largest single holdings were fixed-income portfolios: PIMCO Total Return (8.3% of assets) and MFS High Yield (7.6% of assets). True to the concept of asset allocation, the portfolio's equity holdings ran the gamut from Third Avenue Value (small-cap value) to American Century International (large-cap growth). Most equities -- even the innocent -- suffered from the fallout of the questionable business practices that came to light during recent months. Many of the companies found in these portfolios were also still waiting for an emerging economic recovery to result in improved earnings. In all, Moderately Aggressive Asset Allocation comprised twenty two investment options that included portfolios from nearly every stock category.

On the issuer level, no single company accounted for more than 1.03% of net assets (Microsoft Corporation). Other large holdings during the period included First Data Corporation (0.96% of net assets) and Liberty Media Corporation - Class A (0.83% of net assets).

[GRAPHIC]    OUTLOOK

Overall, the U.S. economy appears healthy and the recovery that began in the first part of the year could provide a foundation for renewed strength in the financial markets as well. Before the markets rebound, however, investors will want signs that they can put money in companies with sound business practices and solid earnings. Fear, one of the enemies of a long-term investor, has been plentiful recently and could linger if new corporate scandals emerge.

Looking beyond the distraction of today's headlines, Moderately Aggressive Asset Allocation will continue to seek opportunities using a wide-ranging, diverse mix of investments, a strategy that attempts to help investors through short-term uncertainty as they pursue long-term goals.

ATFA INVESTMENT TEAM
Moderately Aggressive Asset Allocation
AEGON/Transamerica Fund Advisers, Inc.

The views expressed in this commentary on Moderately Aggressive Asset Allocation reflect those of the ATFA Investment Team through the period ended June 30, 2002. Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

MODERATELY AGGRESSIVE ASSET ALLOCATION

Most equities - even the innocent - suffered from the fallout of the questionable business practices that came to light during recent months.

                                                       [AEGON TRANSAMERICA LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Moderately Aggressive Asset Allocation and the Wilshire 5000 Total Market Index.

(graph 50) Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Total Market Index over the same time frame.

                                        Portfolio           Wilshire 5000(1)

     Inception 5/1/02                   $10,000             $10,000
     FPE 06/30/02                        $9,270              $9,162


*     Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

Moderately Aggressive Asset Allocation commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

PIMCO Total Return                  8.30%
MFS High Yield                      7.64%
T.Rowe Price Equity Income          7.32%
Transamerica Equity                 7.30%
Jennison Growth                     7.16%


ALLOCATIONS (% OF NET ASSETS)

Growth Equity                      46.46%
Fixed-Income                       15.94%
World Equity                       14.13%
Aggressive Equity                  13.30%
Balanced                           10.18%

                                 Equity Matrix
                                INVESTMENT STYLE

                               Value    Blend    Growth
MARKET CAPITALIZATION
      LARGE                               X
      MEDIUM
      SMALL


EQUITY MATRIX

BLEND: An investment style that blends both value style and growth style approaches. Value style emphasizes securities currently out of favor but with the potential to recover, while growth style concentrates on securities with present and anticipated earnings growth.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

PIMCO TOTAL RETURN

....seeks maximum total return consistent with preservation of capital and prudent investment management.

[GRAPHIC] MARKET ENVIRONMENT

Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Some sources of volatility were outrage at accounting and corporate governance scandals among telecommunication and energy/pipeline companies, losses in Brazilian bonds amid election-related uncertainty, and a sharp fall in the dollar. U.S. Treasuries outpaced corporate bonds and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgages also performed well given their high yields and strong credit quality.

[GRAPHIC] PERFORMANCE

From inception May 1, 2002 through June 30, 2002, PIMCO Total Return returned 0.40%, while its benchmark, the Lehman Brothers Aggregate Bond Index returned 1.72% for the same period. Anticipating reflation, we targeted near to slightly below-index duration, increased exposure to attractively priced corporates and held top quality emerging market credits. While positioning portfolios early, for an expected turn in the economy that should pay off in the long run, these strategies detracted from returns.

A near-index duration was neutral but a modest overweight to short/intermediate maturities helped performance as rates declined most among these issues. A mortgage overweight was positive as this sector modestly outperformed Treasuries on a like-duration basis.

While an underweight to corporates was positive, adverse security selection among telecommunication and energy/pipeline issues strongly detracted from returns. Exposure to Brazil detracted from returns amid heightened volatility ahead of the October presidential elections.

[GRAPHIC] STRATEGY REVIEW

- We will limit interest rate risk and focus on higher-yielding mortgage, corporate and emerging market bonds that provide a margin of safety.

- Target duration near or modestly below the benchmark given our expectations for an upward bias in rates, focusing on short/intermediate maturity issues, which are less sensitive to reflationary pressures.

- Continue to overweight mortgages to capture premium yields with minimal credit risk, but target allocation closer to benchmark levels following the strong rally in this sector.

- Target near-index weightings of corporates, focusing security selection on stable credits with sound corporate governance and transparent accounting practices.

- Our outlook for telecommunication and energy/pipeline companies, which hurt performance in the first half, is positive given their strong cash flow and asset coverages.

- Emerging market bonds with solid credit fundamentals, such as Brazil, will be an attractive source of yield going forward despite recent negative performance.

- Continue to focus on developed non-U.S. bonds, especially in the Eurozone, which offer attractive relative value.

[GRAPHIC] OUTLOOK

A twenty-year era of disinflation is over. We believe reflation will dominate over the next several years, sustaining a mild recovery with inflation peaking at 3% to 4%.

This turning point in the economy will prove difficult for financial assets as interest rates trend higher. The cyclical recovery in the U.S. will slow as concerns about corporate governance and accounting issues discourage business investment.

/s/ WILLIAM  H. GROSS
WILLIAM  H. GROSS
Chief Investment Officer
Pacific Investment Management Co., LLC

The views expressed in this commentary on PIMCO Total Return reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

PIMCO TOTAL RETURN

Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets.

                                                                    [PIMCO LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. PIMCO Total Return, and the Lehman Brothers Aggregate Bond Index.

(graph 51)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Aggregate Bond Index over the same time frame.

                                                                       LB
                                                  Portfolio         Aggregate(1)
                  Inception 5/1/02                 $10,000           $10,000
                  FPE 06/30/02                     $10,040           $10,172

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
    - http://www.micropal.com.

PIMCO Total Return commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Fannie Mae 6.00%, due 07/01/17                  7.57%
Ginnie Mae 6.00%, due 07/01/32                  7.41%
Ginnie Mae 6.50%, due 07/01/31                  5.05%
Fannie Mae 5.50%, due 07/01/17                  4.95%
Fannie Mae 6.00%, due 07/01/32                  3.08%


                                   Fixed Income
                                 INVESTMENT STYLE
                     Short         Intermediate          Long
QUALITY
   High                                 X
   Medium
   Low

FIXED INCOME MATRIX
INTERMEDIATE TERM: Average duration equal to or greater than 3.5 years, but less than equal to 6 years.

HIGH QUALITY: Average credit rating equal to or greater than AA.

This material must be preceded or accompanied by the Fund's current prospectus.

TRANSAMERICA CONVERTIBLE SECURITIES

....seeks maximum total return through a combination of current income and capital appreciation.

[GRAPHIC] MARKET ENVIRONMENT

Since the inception of the Transamerica Convertible Securities, all investment markets have been in an extremely challenging environment. Due to the number and sheer size of financial improprieties and cases of corporate fraud, there was a wholesale loss of confidence in the market. The watershed events of the period included the Adelphia Communications Corporation bankruptcy and the announcement of massive fraud at WorldCom, Inc.

[GRAPHIC] PERFORMANCE

From inception May 1, 2002 through June 30, 2002, Transamerica Convertible Securities returned (1.90)%, as compared to its benchmark, the Merrill Lynch All U.S. Convertibles Index, which returned (6.12)%. Also, the Standard and Poor's 500 Composite Stock Index returned (7.80)%, for the same period. The portfolio has been invested primarily in higher quality issuers that have outperformed in the wake of recent disclosures of fraud and questionable accounting.

[GRAPHIC] STRATEGY REVIEW

The sectors that under performed heavily during the second quarter of the year were technology, media and telecommunications. Our portfolio was under weighted versus the index in all of these sectors. Note that all of the sectors were negative in the index for the quarter. The least negative sectors were transportation, materials, consumer staples and financials. Our portfolio is over weighted in consumer staples and financials. The top three performers in our portfolio were Newell Financial Trust I, ("Newell"), Anthem, Inc. ("Anthem"), and Northrop Grumman Corporation ("Northrop Grumman"). Newell is a strong branded consumer products company in the midst of a financial and operational turnaround. Anthem, a Health Maintenance Organization, whose primary brand is Blue Cross/Blue Shield, also out-performed for the period. They have continued to experience excellent traction in premium rate increases across the board. Finally, Northrop Grumman continues to do well on the actual and perceived increases in defense spending now and in the future.

[GRAPHIC] OUTLOOK

We continue to remain somewhat bearish on the market in the near term due to continued uncertainty regarding corporate accounting and integrity. We still believe the economic fundamentals are in place for a recovery and that it is only a matter of time before corporate earnings start to reflect this recovery. Our portfolio continues to remain bullish on consumer durables and non-durables, which will both benefit from a continuing economic recovery; insurance and healthcare, which are both experiencing wholesale rate increases after years of no growth; and defense which will benefit from an increasing allocation of the federal budget.

                     /s/ KIRK J. KIM          /s/ GARY U. ROLLE
                     KIRK J. KIM              GARY U. ROLLE
                       Transamerica Convertible Securities
                               Portfolio Managers

The views expressed in this commentary on Transamerica Convertible Securities reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

TRANSAMERICA CONVERTIBLE SECURITIES

We still believe the economic fundamentals are in place for a recovery and that it is only a matter of time before corporate earnings start to reflect this recovery.

                                                             [TRANSAMERICA LOGO]

      Comparison of change in value of $10,000 investment in AEGON/Transamerica Series Fund, Inc. Transamerica Convertible Securities, and the Merrill Lynch Convertibles Index.

(graph 52)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Merrill Lynch All U.S. Convertibles Index over the same time frame.

                                                                 Merrill Lynch
                                                 Portfolio       U.S. Convert.(1)
                  Inception 5/1/02                $10,000           $10,000
                  FPE 06/30/02                     $9,810            $9,388

* Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 01-800-596-5323 - http://www.micropal.com.

Transamerica Convertible Securities commenced operations on 5/1/02. Due to its short (two months) performance history, little indication of fluctuation is illustrated. In the future, longer time periods will indicate greater market fluctuation.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
Newell Financial Trust I                                        2.80%
Roche Holding AG - 144A  Zero Coupon, due 01/19/15              2.54%
Ford Motor Company Capital Trust II                             2.26%
Provident Financial Group, Inc.                                 2.26%
L-3 Communications Holdings, Inc. 4.00%, due 09/15/11           2.18%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Insurance                                                      12.10%
Electric Services                                               6.71%
Pharmaceuticals                                                 6.45%
Business Services                                               4.18%
Communication                                                   3.78%

                              Fixed Income Matrix
                                    MATURITY

                    Short         Intermediate         Long
QUALITY
   High
   Medium                               X
   Low

FIXED INCOME MATRIX
INTERMEDIATE TERM: Average duration of 3.5 years.

MEDIUM QUALITY: Average credit rating of BBB or A.

This material must be preceded or accompanied by the Fund's current prospectus.

VALUE LINE AGGRESSIVE GROWTH

....seeks capital growth.

[GRAPHIC]     MARKET ENVIRONMENT

The broad upswing that commenced last September, a few days after the terrorist attacks, continued through February, 2002. By early March, however, a new psychological overhang grounded in corporate mischief turned equity investment negative for the balance of the first half. The damage has been due to the unrelenting juggernaut of its development. When the force of the Enron Corp.-Arthur Andersen imbroglio began to fade, Tyco International Ltd. and its chairman were there to draw the attention. Other big companies, like General Electric Company and International Business Machines Corporation, also fell under suspicion. Global Crossing Holdings, Inc. joined the parade a little later, and then we got the news about WorldCom, Inc. ("WorldCom") In other words, the run of corporate malfeasance disclosures has thoroughly dispirited the marketplace, and enthusiasm is so difficult to jump-start because investors are terrified that there might be more shockers waiting in the wings.

This negative psychology is truly a shame, because the U.S. economy has shown some real recovery from levels almost everyone thought were the makings of a protracted recession less than a year ago. Gross Domestic Product in this year's first quarter registered an expansion of 5.6%, and while second-quarter growth will likely come down from that level (our forecast is in the 2.5% to 3.0% range), the underlying economy is undoubtedly healthy. The manufacturing sector, which was deeply depressed for all of 2001, has shown steady progress this year; the consumer remains upbeat, and even many foreign economies are climbing back from previous softness. Indeed, the macro picture is bright indeed. But investors' attentions have been drawn elsewhere.

[GRAPHIC]     PERFORMANCE

For the six months ended June 30, 2002, Value Line Aggressive Growth returned (11.25)%, while its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (13.15)% for the same period. While Value Line Aggressive Growth's absolute returns were negative in the negative market environment that prevailed over the first six months of 2002, we are pleased that we outperformed the S&P 500 by a good margin.

[GRAPHIC]     STRATEGY REVIEW

The consumer has been the mainstay of the recent economy, and that's where we have been getting our best relative returns. Retail spending has remained vibrant, and we've had good luck with Kohl's Corporation, Target Corporation, and some of the big-box specialty stores. Also, a product paradigm shift from VCRs to DVDs has put wind into the sales of electronics merchants, like Best Buy Co., Inc. Finally, with people scared away from equities for the time being, money is flowing into the nation's housing stock, which is benefiting both the building supply sector, like The Home Depot, Inc. and Lowe's Companies, Inc., and the homebuilders, like KB Home, Pulte Corporation, Lennar Corporation and Centex Corporation.

In terms of disappointments over the first half, the momentum we expected to begin forming behind the technology sector failed to materialize, and the tentative technology investment we made didn't really work out. In technology and telecommunications, profit margins and earnings won't materially improve until corporate capital spending begins to rev up again, and that hasn't happened yet. Information technology managers are pushing out replacement cycles and holding off on new orders both in the personal computer space and in the enterprise space, putting pressure on the suppliers. Expert opinion is guessing that the technology stock revival could be a 2003 story, but nobody really knows for sure.

[GRAPHIC]     OUTLOOK

The market's travails over the past several months make it difficult to put a fine bead on its likely future course, but here goes. Let us assume that WorldCom is the last big corporate blowup, and that is definitely an assumption. As that situation and those of its kin filter out of the collective memory over the summer and into the fall, investment fundamentals will again capture the market's attention, especially because earnings comparisons will improve as we anniversary some weak results back in 2001. Under that scenario, stocks could begin trending higher later this year, and it's entirely possible that 2003 could be fairly bullish, especially if the technology sector awakens from its hibernation. With interest rates low and inflation dead in the water, that's at least a plausible scenario.

/s/ ALAN N. HOFFMAN
  ALAN N. HOFFMAN

Value Line Aggressive Growth
Portfolio Manager

The views expressed in this commentary on Value Line Aggressive Growth reflect those of the portfolio manager through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

VALUE LINE AGGRESSIVE GROWTH

This negative psychology is truly a shame, because the U.S. economy has shown some real recovery from levels almost everyone thought were the makings of a protracted recession less than a year ago.

                               [VALUE LINE LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. Value Line Aggressive Growth and the Standard and Poor's 500 Composite Stock Index.


(graph 53)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                  Portfolio         S&P Index(1)
                  Inception 5/1/00                 $10,000           $10,000
                  Period Ended 12/31/00             $9,030            $9,162
                  FYE 12/31/01                      $8,090            $8,074
                  FPE 06/30/02                      $7,180            $7,012


*    Inception

(1) Source: Standard & Poor's Micropal(R)(C) Micropal, Inc. 2002 - 1-800-596-5323 - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Harley-Davidson, Inc.                              4.32%
Fifth Third Bancorp                                3.78%
Kohl's Corporation                                 3.36%
Medtronic, Inc.                                    2.36%
Citigroup Inc.                                     2.31%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                                   9.85%
Computer & Data Processing Services                6.72%
Pharmaceuticals                                    6.38%
Health Services                                    6.14%
Insurance                                          5.28%

                                  Equity Matrix
                                INVESTMENT STYLE

                          Value     Blend     Growth
MARKET CAPITALIZATION
    Large                                        X
    Medium
    Small

EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

LARGE CAPITALIZATION: Largest 5% of the top 5,000 U.S. stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

There are risks associated with the use of the Value Line ranking systems ("systems"). The stocks selected using the systems may not perform as well as their ranking within the system may suggest.

LKCM CAPITAL GROWTH

....seeks long-term growth of capital.

[GRAPHIC]     MARKET ENVIRONMENT

The macro environment remains clouded, and the events thus far in 2002 have not provided clarity. The accounting scandals at Enron Corp. and Worldcom, Inc. have given many investors reason to question corporate actions and integrity. On top of that, the U.S. remains at war in Afghanistan and with terrorism, while the hope for recovery remains in its early stages.

The primary question is how quickly the economy will recover, and the strength of that recovery. We continue to see encouraging signs, but still believe the economy is unlikely to see significant traction until the third quarter of 2002. The only good news is the actions of the Federal Reserve Board ("Fed") are likely to remain constructive for the stock market into 2003.

[GRAPHIC]     PERFORMANCE

By any measure, the results of the second quarter, and the trailing twelve months have been disappointing. For the six months ended June 30, 2002, LKCM Capital Growth returned (37.44%). By comparison, its benchmark, the Standard and Poor's 500 Composite Stock Index ("S&P 500") returned (13.15%). As shareholders of this fund, we share your pain.

[GRAPHIC]     STRATEGY REVIEW

At its core, LKCM Capital Growth will remain a growth fund. Unfortunately, there are times when growth is out of favor. The past twenty seven months have clearly been one of those periods. While we look forward to the time our style returns to favor, we do not intend to otherwise modify or change our approach. Clearly the execution of our strategy could have been better, but the strategy itself remains strong. LKCM Capital Growth remains positioned for an economic recovery. Clearly, we were too early in taking this stance, and it has detracted from performance. As has been the case, Information Technology remained our largest sector weight. Other large sector weights at quarter end were: Consumer Discretionary and Financials. Technology should be one of the major beneficiaries of an economic recovery, given the cyclical nature of the sector and its sensitivity to corporate capital spending. Four of the funds top five holdings were in the technology sector: Broadcom Corporation, VERI-TAS Software Corporation, PMC-Sierra, Inc. and Cymer, Inc.

The portfolio's investments will not be limited by company size, but mid- and large-capitalization stocks will be the focus. The portfolio will typically own around fifty stocks, but will be relatively concentrated, with the top twenty stocks accounting for half the portfolio. Our goal, which we have failed to deliver on, is to outperform the S&P 500 in both good and bad markets.

[GRAPHIC]     OUTLOOK

As we look into the back half of 2002 we remain encouraged by both the economy and the potential for the equity markets. The degree of stimulus from the Fed is almost unprecedented, and the consumer remains quite strong. Admittedly, there could be additional problems that surface, but we believe it would be a mistake to extrapolate these problems to all of corporate America. Greed and fear have always been the guiding emotions of the stock market, and fear is now in full bloom. To be sure, we do not know if the market decline has completely run its course, but we do believe that the fears we are witnessing will dissipate and the fundamentals of an improving economy, low interest rates and low inflation will once again lead to an improved stock market. Overall, we feel that the environment for stocks in general, and growth stocks in particular, is more constructive now than it has been in several years, and that LKCM Capital Growth is well positioned to benefit.

/s/ LUTHER KING, JR.                                          /s/ BRENT W. CLUM
   LUTHER KING, JR.                                              BRENT W. CLUM

                               LKCM Capital Growth
                               Portfolio Managers

The views expressed in this commentary on LKCM Capital Growth reflect those of the portfolio managers through the period ended June 30, 2002. They do not necessarily represent the views of AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"). Any such views are subject to change at any time based upon market or other conditions and AEGON/Transamerica Advisers disclaims any responsibility to update such views. These views may not be relied upon as investment advice and, because trading decisions are based upon numerous factors, may not be relied upon as an indication of trading intent.

LKCM CAPITAL GROWTH

The degree of stimulus from the Fed is almost unprecedented, and the consumer remains quite strong.

                                                                     [LKCM LOGO]

         Comparison of change in value of $ 10,000 investment in AEGON/Transamerica Series Fund, Inc. LKCM Capital Growth and the Standard and Poor's 500 Composite Stock Index


(graph 54)  Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's 500 Composite Stock Index (S&P) over the same time frame.

                                                  Portfolio         S&P Index(1)
                  Inception 12/1/00                $10,000           $10,000
                  Period Ended 12/31/00            $11,190           $10,049
                  FYE 12/31/01                      $6,826            $8,856
                  FPE 06/30/02                      $4,270            $7,691

* Inception

(1) Source: Standard & Poor's Micropal(R)(C)Micropal, Inc. 2002 - 1-800-596-5323
    - http://www.micropal.com.

The portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)
AmeriCredit Corp.                                    8.79%
Broadcom Corporation - Class A                       6.80%
VERITAS Software Corporation                         4.82%
PMC-Sierra, Inc.                                     4.80%
Cymer, Inc.                                          4.52%

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)
Electronic Components & Accessories                  23.94%
Security & Commodity Brokers                         14.97%
Computer & Data Processing Services                  13.02%
Industrial Machinery & Equipment                     9.66%
Business Services                                    8.01%

                                 Equity Matrix
                                INVESTMENT STYLE

                              VALUE   BLEND   GROWTH
MARKET CAPITALIZATION
    LARGE
    MEDIUM                                       X
    SMALL



EQUITY MATRIX

GROWTH: An investment style in which the Portfolio Manager looks for equity securities with present and anticipated high rates of earnings growth. Per-share price is not emphasized as much as it is in value investing.

MEDIUM CAPITALIZATION: Stocks ranked 251 through 1,000 of the top 5,000 stocks in terms of market value.

This material must be preceded or accompanied by the Fund's current prospectus.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (17.26%)
  U.S. Treasury Bond
    5.00%, due 08/15/2011 (a)                              $       1,000   $        1,014
    12.00%, due 08/15/2013                                         4,000            5,593
    7.50%, due 11/15/2016                                          3,250            3,911
    6.50%, due 11/15/2026                                          4,000            4,424
    11.75%, due 11/15/2014 (a)                                     6,365            9,143
    7.25%, due 05/15/2016 (a)                                      3,000            3,536
    6.25%, due 08/15/2023 (a)                                      5,000            5,357
    7.63%, due 02/15/2025 (a)                                      1,000            1,248
    5.25%, due 11/15/2028 (a)                                      2,000            1,880
  U.S. Treasury Bond -- Strips
    Zero Coupon, due 11/15/2013                                    3,000            1,617
    Zero Coupon, due 02/15/2017                                    8,400            3,600
  U.S. Treasury Note (a)
    6.50%, due 02/15/2010                                          1,000            1,118
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $41,290)                                  42,441
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (27.49%)
  Fannie Mae
    5.25%, due 01/15/2003                                          5,000            5,087
    8.00%, due 07/01/2009                                          1,204            1,283
    6.50%, due 12/25/2012                                            978            1,026
    6.50%, due 12/25/2012                                          1,243            1,299
    9.50%, due 06/25/2018                                          1,266            1,423
    7.00%, due 10/25/2023                                          1,226            1,248
    7.00%, due 11/25/2031                                            524              536
  Fannie Mae -- Conventional Pools
    7.50%, due 01/01/2008                                          1,393            1,472
    6.00%, due 10/01/2016                                          4,685            4,786
    5.50%, due 11/01/2016                                          9,696            9,719
    9.00%, due 10/01/2019                                          1,300            1,435
    9.00%, due 06/01/2025                                            979            1,078
    6.00%, due 11/01/2031                                          4,877            4,871
    6.00%, due 11/01/2031                                          4,887            4,881
  Freddie Mac
    6.25%, due 07/15/2004                                          4,000            4,255
    6.00%, due 02/15/2013                                          1,483            1,543
    6.50%, due 02/15/2013                                          1,989            2,067
    6.50%, due 10/15/2013                                            857              892
    6.00%, due 12/15/2013                                          4,000            4,140
    7.50%, due 02/15/2023                                          3,014            3,263
    7.00%, due 04/15/2023                                          1,500            1,555
    7.00%, due 03/15/2024                                          1,000            1,077
    7.50%, due 09/15/2028                                          1,000            1,066
    7.50%, due 08/15/2030                                          1,720            1,820
    7.00%, due 03/15/2032                                          5,000            5,186
  Ginnie Mae
    9.00%, due 05/16/2027                                            528              575
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $67,090)                           67,583
                                                                           --------------

MORTGAGE-BACKED SECURITIES (6.85%)
  Aetna Commercial Mortgage Trust 1997-ALIC
    6.71%, due 01/15/2006                                          2,500            2,677
  American Housing Trust
    9.13%, due 04/25/2021                                          1,391            1,457
  Chase Mortgage Finance Corporation
    7.75%, due 11/25/2030                                          1,000            1,052
  GE Capital Commercial Mortgage Corporation
    6.44%, due 08/11/2033                                          3,000            3,144
  Mellon Residential Funding Corporation (c)
    6.99%, due 03/25/2030                                          2,000            2,091
  Morgan Stanley Capital I Inc. (c)
    6.92%, due 11/15/2030                                          2,000            2,146

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  Prudential Home Mortgage Securities
    6.75%, due 11/25/2008                                  $       2,630   $        2,687
  Vendee Mortgage Trust
    7.50%, due 02/15/2027                                          1,490            1,579
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $16,269)                                   16,833
                                                                           --------------

ASSET-BACKED SECURITIES (11.03%)
  American Express Credit Account Master Trust
    7.20%, due 09/17/2007                                          2,000            2,177
  Associates Automobile Receivables Trust 2001-1
    7.83%, due 08/15/2007                                          1,500            1,616
  CBM Funding Corporation
    7.08%, due 11/01/2007                                          2,127            2,276
  Chase Mortgage Finance Corporation
    6.75%, due 02/25/2025                                          3,087            3,197
  CIT RV Trust 1998-A
    6.09%, due 02/15/2012                                          2,000            2,077
  Citicorp Mortgage Securities, Inc.
    7.50%, due 04/25/2025                                          1,425            1,474
  COMM 2001 -- J2A B -- 144A (b)
    6.30%, due 07/16/2034                                          4,000            4,069
  Commercial Mortgage Asset Trust 1999-C1
    6.59%, due 07/17/2008                                          2,000            2,136
  LB Commercial Mortgage Trust 1999-C1
    6.41%, due 06/15/2031                                          1,728            1,822
  Norwest Asset Securities Corporation
    6.75%, due 10/25/2012                                            272              274
  Prudential Securities Secured Financing Corporation
    6.51%, due 07/15/2008                                          3,000            3,197
  Residential Accredit Loans, Inc.
    7.75%, due 12/25/2030                                          1,000            1,031
  WFS Financial 2002-2 Owner Trust
    4.50%, due 02/20/2010                                          1,750            1,768
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $26,560)                                      27,114
                                                                           --------------

CORPORATE DEBT SECURITIES (34.20%)

Air Transportation (0.25%)
  Continental Airlines, Inc.
    6.90%, due 01/02/2017                                            381              365
  Delta Air Lines, Inc.
    6.42%, due 07/02/2012                                            250              257

Automotive (2.94%)
  DaimlerChrysler North America Holding Corporation (a)
    7.38%, due 09/15/2006                                          2,000            2,153
  Ford Motor Company
    7.45%, due 07/16/2031                                          1,000              931
  General Motors Corporation
    6.85%, due 10/15/2008                                          4,000            4,151

Beverages (0.63%)
  PepsiAmericas, Inc.
    5.95%, due 02/15/2006                                          1,500            1,557

Business Credit Institutions (1.22%)
  Deere (John) Capital Corporation (a)
    7.00%, due 03/15/2012                                          1,000            1,071
  SYSTEMS 2001 Asset Trust Pass Through Trust, Class
    G -- 144A (b)
    6.66%, due 09/15/2013                                          1,813            1,926

Chemicals & Allied Products (0.83%)
  DSM NV -- 144A (b)
    6.75%, due 05/15/2009                                          2,000            2,039

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND (continued)
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Commercial Banks (5.16%)
  Bank of America Corporation
    7.40%, due 01/15/2011                                  $       2,000   $        2,190
  Bank of New York Company, Inc. (The)
    6.63%, due 06/15/2003                                          2,000            2,078
  Den Danske Bank -- 144A (b)
    6.38%, due 06/15/2008                                          2,500            2,630
  Morgan Chase & Co. (J.P.)
    6.75%, due 02/01/2011                                          2,000            2,073
  PNC Financial Services Group, Inc. (The)
    6.88%, due 07/15/2007                                          2,000            2,139
  Regions Financial Corporation
    7.00%, due 03/01/2011                                          1,500            1,606

Communication (0.77%)
  Cox Communications, Inc. (a)
    6.75%, due 03/15/2011                                          1,500            1,338
  Tele-Communications, Inc.
    9.80%, due 02/01/2012                                            500              544

Computer & Data Processing Services (0.21%)
  AOL Time Warner Inc.
    9.15%, due 02/01/2023                                            500              520

Electric Services (2.59%)
  Appalachian Power Company
    4.80%, due 06/15/2005                                            200              199
  Constellation Energy Group, Inc.
    7.00%, due 04/01/2012                                            250              261
  Dominion Resources, Inc.
    6.25%, due 06/30/2012                                            240              240
  PSEG Capital Corporation -- 144A (b)
    6.25%, due 05/15/2003                                          2,000            2,061
  Tennessee Valley Authority
    5.38%, due 11/13/2008                                          3,500            3,597

Electric, Gas & Sanitary Services (1.63%)
  DPL Inc.
    6.88%, due 09/01/2011                                          2,000            1,971
  PG&E Corporation (a)
    10.38%, due 05/16/2011                                         2,000            2,040

Food & Kindred Products (1.91%)
  Campbell Soup Company
    6.75%, due 02/15/2011                                          1,500            1,580
  CPC International, Inc.
    6.15%, due 01/15/2006                                          2,000            2,112
  General Mills, Inc.
    5.13%, due 02/15/2007                                          1,000              999

Food Stores (0.46%)
  Ahold Finance U.S.A.
    8.25%, due 07/15/2010                                          1,000            1,120

Holding & Other Investment Offices (0.11%)
  EOP Operating LP
    6.75%, due 02/15/2012                                            250              259

Lumber & Wood Products (0.42%)
  Weyerhaeuser Company Ltd. -- 144A (b)
    6.13%, due 03/15/2007                                          1,000            1,029

Mortgage Bankers and Brokers (1.55%)
  Captiva Finance Ltd. -- 144A (b)
    6.86%, due 11/30/2009                                          1,688            1,761
  Money Store (The)
    7.30%, due 12/01/2002                                          2,000            2,039

Personal Credit Institutions (3.95%)
  Capital One Bank
    8.25%, due 06/15/2005                                          1,000            1,043

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Personal Credit Institutions (continued)
  Citibank Credit Card Master Trust I
    Zero Coupon, due 08/15/2006                            $       2,280   $        2,121
  Ford Motor Credit Company
    7.38%, due 10/28/2009                                            500              518
  General Electric Capital Corporation
    6.00%, due 06/15/2012                                            750              746
  General Motors Acceptance Corporation
    7.25%, due 03/02/2011                                          1,500            1,531
  Household Finance Corporation
    6.50%, due 01/24/2006                                          1,000            1,022
  Household Finance Corporation
    6.75%, due 05/15/2011                                            600              591
  Norwest Financial, Inc.
    6.63%, due 07/15/2004                                          2,000            2,129

Petroleum Refining (1.54%)
  Conoco Funding Company
    7.25%, due 10/15/2031                                          1,500            1,589
  Texaco Capital Inc.
    7.09%, due 02/01/2007                                          2,000            2,185

Printing & Publishing (0.64%)
  Reed Elsevier Capital Inc.
    6.75%, due 08/01/2011                                          1,500            1,576

Railroads (0.43%)
  CSX Corporation
    7.25%, due 05/01/2004                                          1,000            1,063

Security & Commodity Brokers (3.75%)
  Credit Suisse First Boston (USA), Inc.
    5.88%, due 08/01/2006                                          1,500            1,555
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                                          1,000            1,037
  Lehman Brothers Holdings Inc.
    7.88%, due 08/15/2010                                          2,150            2,355
  Merrill Lynch & Co., Inc.
    6.56%, due 12/16/2007                                          2,000            2,132
  Morgan Stanley Dean Witter & Co.
    6.88%, due 03/01/2007                                          2,000            2,140

Telecommunications (1.86%)
  AT&T Wireless Services, Inc.
    7.50%, due 05/01/2007                                            225              194
  BT Group PLC
    8.88%, due 12/15/2030                                          1,000            1,089
  Sprint Capital Corporation
    6.88%, due 11/15/2028                                          1,000              626
  Verizon Communications, Inc.
    8.35%, due 12/15/2030                                            500              542
  Vodafone Group PLC
    7.63%, due 02/15/2005                                          2,000            2,129

Wholesale Trade Nondurable Goods (1.35%)
  SYSCO Corporation
    7.25%, due 04/15/2007                                          3,000            3,311
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $81,314)                                    84,060
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $232,523)                               $      238,031
                                                                           ==============

SUMMARY:
  Investments, at market value                                    96.83%   $      238,031
  Other assets in excess of liabilities                            3.17%            7,798
                                                           -------------   --------------
  Net assets                                                     100.00%   $      245,829
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AEGON BOND (continued)
At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $21,858. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(c) Floating or variable rate note. Rate is listed as of June 30, 2002.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.13%)

Amusement & Recreation Services (2.50%)
  Mandalay Resort Group (a)(b)                                   700,955   $       19,325
  MGM MIRAGE (a)(b)                                              436,865           14,744

Automotive (1.20%)
  Harley-Davidson, Inc.                                          317,095           16,257

Business Services (9.21%)
  Clear Channel Communications, Inc. (a)                       1,504,020           48,159
  eBay Inc. (a)(b)                                             1,252,334           77,168

Chemicals & Allied Products (1.92%)
  Colgate-Palmolive Company                                      520,530           26,053

Commercial Banks (2.78%)
  Citigroup Inc.                                                 428,330           16,598
  Morgan Chase & Co. (J.P.)                                      624,400           21,180

Communication (11.00%)
  Liberty Media Corporation -- Class A (a)                     5,580,107           55,801
  Viacom, Inc. -- Class B (a)                                  2,115,960           93,884

Computer & Data Processing Services (2.64%)
  AOL Time Warner Inc. (a)(b)                                    892,759           13,132
  Cerner Corporation (a)(b)                                      477,420           22,835

Computer & Office Equipment (5.06%)
  Cisco Systems, Inc. (a)                                      4,933,960           68,829

Electronic & Other Electric Equipment (1.71%)
  Emerson Electric Co. (b)                                       135,540            7,253
  General Electric Company                                       550,105           15,981

Electronic Components & Accessories (7.04%)
  Celestica Inc. (U.S.) (a)(b)                                   538,755           12,235
  Maxim Integrated Products (a)                                1,040,823           39,895
  Xilinx, Inc. (a)                                             1,943,000           43,581

Furniture & Home Furnishings Stores (1.31%)
  Bed Bath & Beyond Inc. (a)                                     472,055           17,815

Industrial Machinery & Equipment (1.64%)
  ASM Lithography Holding NV -- NY Registered Shares
    (a)(b)                                                     1,476,425           22,324

Instruments & Related Products (1.50%)
  Teradyne, Inc. (a)                                             867,620           20,389

Insurance (1.59%)
  AFLAC Incorporated                                             675,550           21,618

Insurance Agents, Brokers & Service (1.20%)
  Marsh & McLennan Companies, Inc.                               168,930           16,319

Lumber & Other Building Materials (4.82%)
  Home Depot, Inc. (The)                                       1,785,378           65,577

Medical Instruments & Supplies (5.08%)
  Medtronic, Inc.                                              1,611,835           69,066

Personal Credit Institutions (2.60%)
  Capital One Financial Corporation                              580,230           35,423

Personal Services (1.42%)
  Cendant Corp. (a)(b)                                         1,214,105           19,280

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (12.40%)
  Allergan, Inc.                                                 363,670   $       24,275
  Amgen Inc. (a)                                                 918,955           38,486
  Forest Laboratories, Inc. (a)                                  344,215           24,370
  Genentech, Inc. (a)                                            687,275           23,024
  McKesson HBOC, Inc.                                            806,080           26,359
  Teva Pharmaceutical Industries Ltd. -- ADR (b)                 264,499           17,663
  Wyeth                                                          282,190           14,448

Retail Trade (4.48%)
  Amazon.com, Inc. (a)(b)                                        812,230           13,199
  Staples, Inc. (a)                                              762,170           15,015
  Tiffany & Co. (b)                                              930,155           32,741

Security & Commodity Brokers (4.56%)
  Merrill Lynch & Co., Inc.                                      982,630           39,797
  Schwab (Charles) Corporation (The)                           1,984,250           22,224

U.S. Government Agencies (1.34%)
  Fannie Mae                                                     247,265           18,236

Variety Stores (1.25%)
  Costco Wholesale Corporation (a)(b)                            441,653           17,057

Water Transportation (0.88%)
  Royal Caribbean Cruises Ltd. (b)                               616,715           12,026
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,472,000)                                          1,239,641
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (4.04%)
  Fannie Mae
    3.48%, due 07/26/2002                                  $      15,000   $       14,961
  Federal Home Loan Bank
    1.68%, due 07/01/2002                                         25,000           24,998
    1.69%, due 07/05/2002                                         15,000           14,996
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $54,955)
                                                                                   54,955
                                                                           --------------

COMMERCIAL PAPER (4.65%)
  Citigroup Inc.
    1.85%, due 07/01/2002                                         48,300           48,294
  Federal Farm Credit Bank
    1.71%, due 08/08/2002                                         15,000           14,972
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $63,266)                                             63,266
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,590,221)                             $    1,357,862
                                                                           --------------

SUMMARY:
  Investments, at market value                                    99.82%   $    1,357,862
  Other assets in excess of liabilities                            0.18%            2,432
                                                           -------------   --------------
  Net assets                                                     100.00%   $    1,360,294
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $92,213. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA MONEY MARKET
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.00%)
  Fannie Mae
    1.73%, due 09/11/2002                                  $       5,000   $        4,982
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $4,982)
                                                                                    4,982
                                                                           --------------

COMMERCIAL PAPER (88.65%)

Asset-Backed (25.19%)
  Aquinas Funding LLC -- 144A (a)
    1.94%, due 08/05/2002                                         15,000           14,970
  Asset Securitization Cooperative Corporation -- 144A (a)
    1.79%, due 07/08/2002                                          4,000            3,998
    1.77%, due 07/26/2002                                          3,700            3,695
    1.77%, due 08/08/2002                                          6,000            5,988
    1.78%, due 08/22/2002                                          3,000            2,992
    1.78%, due 09/09/2002                                          5,800            5,779
  Atlantis One Funding Corp. -- 144A (a)
    1.67%, due 07/02/2002                                         10,000            9,999
  Beta Finance, Inc. -- 144A (a)
    2.00%, due 07/22/2002                                         13,000           12,983
  CC USA Inc. -- 144A (a)
    1.97%, due 07/10/2002                                          5,000            4,997
  CC USA Inc. -- 144A (a)
    1.82%, due 07/15/2002                                         10,000            9,992
  Ciesco LP -- 144A (a)
    1.76%, due 07/23/2002                                          4,500            4,495
    1.78%, due 09/06/2002                                          5,000            4,983
  Corporate Asset Funding Co., Inc. -- 144A (a)
    1.77%, due 07/01/2002                                         10,000            9,999
    1.98%, due 07/01/2002                                          9,665            9,664
  Receivables Capital Corporation -- 144A (a)
    1.82%, due 07/22/2002                                            800              799
    1.80%, due 08/01/2002                                         18,655           18,623
    1.80%, due 08/13/2002                                          2,000            1,996

Automotive (3.80%)
  Toyota Motor Credit Corporation -- 144A (a)
    1.74%, due 07/17/2002                                          5,000            4,996
    1.73%, due 07/24/2002                                          9,200            9,189
    1.74%, due 09/10/2002                                          4,800            4,783

Beverages (3.99%)
  Coca-Cola Company (The)
    1.75%, due 07/16/2002                                         10,000            9,992
    1.74%, due 08/20/2002                                          5,000            4,987
    1.73%, due 09/11/2002                                          5,000            4,982

Business Credit Institutions (3.55%)
  Caterpillar Financial Services Corporation
    1.84%, due 07/09/2002                                            450              450
    1.75%, due 07/18/2002                                          6,000            5,994
    1.80%, due 07/29/2002                                            450              449
    1.75%, due 09/26/2002                                          3,000            2,987
    1.78%, due 09/27/2002                                          6,600            6,571
    1.88%, due 11/12/2002                                          1,300            1,291

Commercial Banks (18.60%)
  Bayerische Hypo -- und Vereinsbank AG
    2.00%, due 07/30/2002                                         14,000           13,976
  ING (U.S.) Funding LLC
    2.24%, due 09/18/2002                                         10,000            9,950
    2.25%, due 09/23/2002                                          9,000            8,952
  Societe Generale North America, Inc.
    2.00%, due 07/22/2002                                         18,000           17,977
  Toronto Dominion Holdings (USA), Inc.
    1.74%, due 07/11/2002                                          6,000            5,997
    1.75%, due 09/19/2002                                          5,000            4,980
    1.75%, due 09/30/2002                                          4,400            4,380
    1.77%, due 10/23/2002                                          6,000            5,966

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Commercial Banks (continued)
  Wells Fargo & Company
    1.74%, due 07/31/2002                                  $       5,000   $        4,992
    1.76%, due 08/15/2002                                          9,000            8,979
    1.74%, due 08/22/2002                                          6,800            6,782

Computer & Office Equipment (0.13%)
  International Business Machines Corporation
    1.81%, due 07/01/2002                                            650              650

Electronic & Other Electric Equipment (2.10%)
  Emerson Electric Co. -- 144A (a)
    1.73%, due 08/19/2002                                          5,500            5,487
    1.73%, due 08/21/2002                                          5,000            4,987

Fabricated Metal Products (2.87%)
  Gillette Company (The)
    1.72%, due 08/23/2002                                          4,370            4,359
    1.73%, due 09/13/2002                                          5,000            4,982
    1.72%, due 09/20/2002                                          5,000            4,980

Food & Kindred Products (1.00%)
  Unilever Capital Corporation -- 144A (a)
    1.74%, due 08/02/2002                                          5,000            4,992

Life Insurance (4.26%)
  AIG Funding, Inc.
    1.74%, due 07/05/2002                                         10,000            9,997
    1.81%, due 07/15/2002                                            700              699
    1.81%, due 07/19/2002                                            400              400
    1.75%, due 08/14/2002                                          5,200            5,188
    1.77%, due 08/27/2002                                          5,000            4,985

Personal Credit Institutions (2.56%)
  General Electric Capital Corporation
    1.92%, due 07/30/2002                                         12,000           11,980
    1.89%, due 08/27/2002                                            800              798

Pharmaceuticals (4.30%)
  Abbott Laboratories -- 144A (a)
    1.75%, due 07/09/2002                                          6,000            5,997
    1.74%, due 08/06/2002                                          5,000            4,991
    1.75%, due 08/14/2002                                          4,500            4,490
    1.75%, due 08/20/2002                                          1,000              997
  Pfizer Inc. -- 144A (a)
    1.73%, due 07/12/2002                                          5,000            4,997

Printing & Publishing (3.20%)
  Gannett Co., Inc. -- 144A (a)
    1.75%, due 08/16/2002                                          8,350            8,330
    1.75%, due 08/21/2002                                          3,700            3,690
    1.75%, due 08/27/2002                                          4,000            3,989

Public Administration (4.07%)
  Canadian Wheat Board
    1.74%, due 07/12/2002                                            500              500
    1.75%, due 07/25/2002                                          3,400            3,396
    1.74%, due 10/11/2002                                          5,000            4,975
    1.75%, due 10/15/2002                                          6,000            5,969
  Province of Ontario
    1.73%, due 08/19/2002                                          5,500            5,487

Security & Commodity Brokers (7.86%)
  Goldman Sachs Group, Inc. (The)
    1.85%, due 07/08/2002                                            675              675
    1.73%, due 08/07/2002                                          3,000            2,994
    1.73%, due 08/08/2002                                          3,450            3,443
    1.82%, due 08/09/2002                                         10,000            9,979
  Merrill Lynch & Co., Inc.
    1.74%, due 07/29/2002                                          4,500            4,493
    1.77%, due 08/23/2002                                          6,000            5,984
    1.77%, due 09/03/2002                                          9,150            9,120
    1.76%, due 09/03/2002                                          2,600            2,592

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA MONEY MARKET (continued)
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Trucking & Warehousing (0.17%)
  United Parcel Service, Inc.
    1.75%, due 07/02/2002                                  $         850   $          850

Variety Stores (1.00%)
  Wal-Mart Stores, Inc. -- 144A (a)
    1.74%, due 08/13/2002                                          5,000            4,989
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $442,965)                                           442,965
                                                                           --------------

SHORT-TERM OBLIGATIONS (5.40%)

Commercial Banks (4.20%)
  Citigroup Inc. (b)
    1.81%, due 07/12/2002                                         10,000           10,000
  Landesbank Baden-Wuerttemberg (New York) (b)
    1.76%, due 04/11/2003                                         10,000            9,996
  Wells Fargo & Company (b)
    2.12%, due 03/31/2003                                          1,000            1,001

Security & Commodity Brokers (1.20%)
  Salomon Smith Barney Holdings Inc. (b)
    2.10%, due 05/07/2003                                          6,000            6,011
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $27,008)                                       27,008
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSITS (3.80%)
  Canadian Imperial Bank of Commerce
    1.78%, due 08/26/2002                                  $       7,000   $        7,000
  Credit Agricole Indosuez -- NY
    2.72%, due 04/15/2003                                          4,000            3,999
  Standard Federal Bank
    1.95%, due 08/12/2002                                          8,000            8,000
                                                                           --------------

TOTAL CERTIFICATES OF DEPOSITS (COST: $18,999)                                     18,999
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $493,954)                               $      493,954
                                                                           ==============

SUMMARY:
  Investments, at market value                                    98.85%   $      493,954
  Other assets in excess of liabilities                            1.15%            5,771
                                                           -------------   --------------
  Net assets                                                     100.00%   $      499,725
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(b) Floating or variable rate note. Rate is listed as of June 30, 2002.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.13%)

Australia (0.06%)
  News Corporation Limited (The)                                  16,253   $           75

Germany (0.01%)
  Volkswagen AG                                                      400               13

Italy (0.01%)
  Fiat SpA                                                           678                6

South Korea (0.05%)
  Samsung Electronics Co., Ltd.                                      410               56
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $175)                                                   150
                                                                           --------------

COMMON STOCKS (95.07%)

Australia (2.04%)
  Amcor Limited                                                   15,247               71
  AMP Limited                                                      9,053               80
  Ansell Limited (a)                                               2,054                7
  Australia and New Zealand Banking Group Limited                  5,593               61
  Australian Gas Light Company (The)                               3,910               22
  BHP Billiton Limited                                            66,979              389
  Boral Limited                                                   13,091               28
  Brambles Industries Limited                                      8,786               47
  Coca-Cola Amatil Limited                                        14,543               52
  Coles Myer Limited                                               8,634               32
  Commonwealth Bank of Australia                                   9,484              176
  CSL Limited                                                      1,033               19
  CSR Limited                                                     19,624               71
  Foster's Group Limited                                          18,240               49
  General Property Trust -- Units                                 13,887               22
  Goodman Fielder Limited                                         11,602               11
  James Hardie Industries NV (a)                                   8,566               31
  Leighton Holdings Limited                                        2,659               16
  Lend Lease Corporation Limited                                   3,267               19
  M.I.M. Holdings Ltd.                                            43,685               32
  Mayne Group Limited                                              4,957               12
  National Australia Bank Limited                                 12,914              258
  Newcrest Mining Limited                                          5,418               23
  News Corporation Limited (The)                                  18,301              100
  Orica Limited                                                    5,390               29
  PaperlinX Limited                                                9,522               26
  QBE Insurance Group Limited                                      4,048               15
  Rio Tinto Limited                                                5,977              113
  Santos Limited                                                   6,096               22
  Southcorp Limited                                                6,115               18
  Stockland Trust Group                                            3,895               10
  Suncorp-Metway Limited                                           3,082               21
  TABCORP Holdings Limited                                         3,172               22
  Telestra Corporation Limited                                    51,811              136
  Wesfarmers Ltd.                                                  2,641               40
  Westfield Trust -- Units                                        14,926               29
  Westpac Banking Corporation                                     12,799              117
  WMC Limited                                                     20,985              107
  Woolworths Limited                                              11,074               82

Austria (0.10%)
  Boehler-Uddeholm AG                                                141                7
  BWT AG                                                             337                8
  Flughafen Wien AG                                                  312               11
  Mayr-Melnhof Karton AG -- ADR                                      184               13
  Oesterreichische Elektrizitaetswirtschafts -- AG
    (Verbund) -- Class A                                             611               53
  VA Technologie AG                                                  211                6
  Wienerberger AG                                                    974               17

Belgium (0.13%)
  Electrabel SA                                                       61               14
  Fortis                                                             350                7
  Groupe Bruxelles Lambert SA                                         66                3
  Interbrew                                                          201                6

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Belgium (continued)
  Kredietbank SA Luxembourgeoise (b)                               1,142   $           46
  Solvay SA                                                          735               53
  UCB SA                                                             636               23

Denmark (0.23%)
  Carlsberg A/S (b)                                                  300               16
  Danisco A/S                                                        700               26
  Danske Bank A/S                                                  8,400              154
  Novo Nordisk A/S -- Class B                                      1,100               36
  Novozymes A/S -- B Shares                                        1,200               27
  Tele Danmark A/S                                                   484               13

Finland (2.14%)
  Fortum Oyj                                                       6,810               39
  Instrumentarium Corporation                                        329                8
  Kesko Oyj -- B Shares                                            3,219               37
  KONE Oyj -- B Shares                                               520               15
  Metso Corporation                                                3,448               45
  Nokia Oyj                                                      101,083            1,478
  Outokumpu Oyj                                                    2,341               28
  Sampo PLC -- A Shares                                           13,140              102
  Sonera Oyj (a)                                                  17,060               65
  Stora Enso Oyj -- R Shares                                      22,055              309
  TietoEnator Corporation                                          2,275               56
  UPM-Kymmene Oyj                                                  8,491              334
  Wartsila Oyj -- B Shares                                           878               15

France (8.98%)
  Accor SA                                                         2,763              112
  Air Liquide                                                      1,617              249
  Air Liquide -- rights                                            1,617               31
  Alcatel -- Class A                                               5,795               40
  Aventis SA                                                      13,070              925
  Axa                                                             14,390              263
  BNP Paribas SA                                                   8,394              464
  Bouygues SA                                                      6,660              186
  Cap Gemini SA                                                      895               36
  Carrefour SA                                                     9,146              494
  Compagnie de Saint-Gobain                                        3,852              173
  Compagnie Fonciere Klepierre                                       800               97
  Compagnie Generale des Etablissements
    Michelin -- Class B                                              957               39
  Dassault Systemes SA (b)                                           444               20
  Essilor International SA                                           151                6
  Etablissements Economiques du Casino
    Guichard-Perrachon SA                                          1,206              102
  France Telecom                                                   6,075               57
  Gecina                                                             800               74
  Groupe Danone SA                                                 4,479              615
  Imerys                                                             204               26
  Lafarge SA                                                       2,377              237
  Lagardere SCA                                                    1,859               80
  L'Oreal SA                                                       9,601              748
  LVMH Moet Hennessy Louis Vuitton SA (b)                          6,722              338
  Pechiney -- A Shares                                             1,338               61
  Pernod Ricard                                                    1,302              127
  Pinault-Printemps-Redoute SA                                     1,803              214
  PSA Peugeot Citroen SA                                           1,915               99
  Sanofi-Synthelabo                                               12,490              759
  Schneider Electric SA                                            1,714               92
  Simco SA                                                         1,400              115
  Societe BIC                                                      1,065               43
  Societe Fonciere Lyonnaise                                       4,000              116
  Societe Generale -- Class A                                      3,692              243
  Societe Immobilier de Location pour l'Industrie et le
    Commerce                                                         100               17
  Sodexho Alliance                                                 1,902               72
  Sophia                                                           2,000               63
  Suez                                                            11,213              299
  Technip SA                                                         179               19

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
France (continued)
  Thales SA                                                        2,454   $          104
  Total Fina Elf SA                                               14,082            2,284
  Unibail                                                          4,600              284
  Vivendi Universal                                                9,988              216

Germany (4.91%)
  Allianz AG -- Registered Shares                                  3,127              626
  BASF AG                                                          8,800              408
  Bayer AG                                                        11,163              353
  Bayerische Hypo -- und Vereinsbank AG                            4,296              139
  Beiersdorf AG                                                    2,100              253
  Continental AG (a)                                                 600               11
  DaimlerChrysler AG -- Registered Shares                          5,700              276
  Deutsche Bank AG                                                 5,637              391
  Deutsche Lufthansa AG -- Registered Shares (a)                   2,200               31
  Deutsche Telekom AG                                             21,564              202
  Douglas Holding AG                                                 900               21
  E.ON AG                                                         12,575              732
  EPCOS AG (a)                                                       400               13
  Fresenius Medical Care AG                                        1,100               49
  GEHE AG (b)                                                        747               32
  HeidelbergCement AG                                                700               34
  Infineon Technologies AG (a)                                     2,200               34
  IVG Holding AG                                                   6,500               65
  KarstadtQuelle AG                                                  800               21
  Linde AG                                                         1,200               61
  MAN AG                                                           1,000               21
  Merck KGaA                                                       1,300               35
  METRO AG                                                         3,800              116
  Muenchener Rueckversicherungs -- Gesellschaft AG                 1,900              449
  Preussag AG                                                      1,600               39
  RWE AG                                                           8,100              319
  SAP AG                                                           3,630              358
  Schering AG                                                      1,800              112
  Siemens AG -- Registered Shares                                  7,272              436
  ThyssenKrupp AG                                                  5,800               89
  Volkswagen AG                                                    1,800               87
  WCM Beteiligungs -- und Grundbestiz AG (a)                         500                3

Greece (0.04%)
  Titan Cement Company SA                                          1,100               43

Hong Kong (2.90%)
  Bank of East Asia, Limited                                      51,200              103
  Cathay Pacific Airways Limited                                  37,000               57
  Cheung Kong (Holdings) Limited                                  57,000              475
  CLP Holdings Limited                                            66,000              262
  Esprit Holdings Limited                                         18,000               35
  Hang Lung Properties Limited                                    43,000               49
  Hang Seng Bank Limited                                          28,700              307
  Henderson Land Development Company Limited                      22,000               91
  Hong Kong and China Gas Company Limited (The)                  136,000              180
  Hong Kong Exchanges & Clearing Limited                          38,000               63
  Hongkong Electric Holdings Limited                              52,000              194
  Hutchison Whampoa Limited                                       73,900              552
  Johnson Electric Holdings Limited                               55,000               65
  Li & Fung Limited                                               60,000               81
  MTR Corporation                                                 47,000               61
  New World Development Company Limited                           52,000               41
  Pacific Century CyberWorks Limited (a)                         341,000               80
  Shangri-La Asia Limited                                         22,000               18
  Sun Hung Kai Properties Limited                                 50,000              380
  Swire Pacific Limited -- Class A                                35,500              182
  Television Broadcasts Limited                                   11,000               47
  Wharf (Holdings) Limited (The)                                  46,000              109

Ireland (0.46%)
  Allied Irish Banks, PLC                                         12,700              167
  CRH PLC                                                          9,500              159
  Green Property PLC                                              17,000              151

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Ireland (continued)
  Kerry Group PLC                                                  1,000   $           15
  Smurfit (Jefferson) Group PLC                                   18,300               56

Italy (4.18%)
  Assicurazioni Generali SpA (b)                                  16,830              398
  Autogrill SpA (a)                                                3,348               38
  Autostrade SpA (b)                                               1,508               12
  Banca di Roma                                                    8,841               16
  Banca Intesa SpA                                                78,168              239
  Banca Popolare di Milano Scarl (a)                               2,302                9
  Benetton Group SpA                                               3,018               35
  Beni Stabili SpA                                               197,800              109
  Enel SpA (b)                                                    75,070              431
  ENI -- Ente Nazionale Idrocarburi (b)                           93,945            1,494
  Fiat SpA (b)                                                     3,087               39
  Italcementi SpA                                                  1,067               10
  Italgas SpA                                                      6,333               70
  La Rinascente SpA                                                3,886               15
  Mediaset SpA                                                    22,811              177
  Mediobanca -- Banca di Credito Finanziario SpA                   8,349               78
  Parmalat Finanziaria SpA                                        27,358               84
  Pirelli SpA (b)                                                 31,152               33
  Riunione Adriatica di Sicurta SpA                                8,058              108
  Sanpaolo IMI SpA                                                20,067              203
  Snia SpA (a)                                                     6,619               13
  Telecom Italia Mobile SpA                                      137,011              564
  Telecom Italia SpA                                              53,973              426
  Telecom Italia SpA -- RNC                                        4,727               25
  UniCredito Italiano SpA (b)                                     70,233              317

Japan (19.98%)
  77 Bank, Ltd. (The)                                              1,000                4
  ACOM Co., Ltd.                                                   1,860              127
  Advantest Corporation                                            1,400               87
  AEON Co., Ltd.                                                   6,000              160
  AIFUL Corporation                                                  200               13
  Ajinomoto Co., Inc.                                             17,000              182
  Amada Co., Ltd.                                                  5,000               24
  Asahi Breweries, Ltd.                                            8,000               67
  Asahi Glass Company, Limited                                    25,000              160
  Asahi Kasie Corporation                                         24,000               80
  Asatsu-DK Inc.                                                     700               15
  Bank of Fukuoka, Ltd. (The)                                      3,000               12
  Bank of Yokohama, Ltd. (The)                                     7,000               30
  Banyu Pharmaceutical Co., Ltd.                                   1,000               13
  Benesse Corporation                                              2,300               42
  Bridgestone Corporation                                         15,000              206
  Canon Inc.                                                      16,000              604
  CASIO Computer Co., Ltd.                                         9,000               44
  Central Japan Railway Company                                       32              195
  Chubu Electric Power Company, Incorporated                       2,800               49
  Chugai Pharmaceutical Co., Ltd. (b)                              5,000               60
  Credit Saison Co., Ltd.                                          1,800               43
  CSK Corporation                                                    800               28
  Dai Nippon Printing Co., Ltd.                                   15,000              199
  Daicel Chemical Industries, Ltd.                                 3,000               10
  Daiei, Inc. (The) (a)(b)                                         4,000                7
  Daiichi Pharmaceutical Co., Ltd.                                 3,000               55
  Daikin Industries, Ltd.                                          3,000               55
  Dainippon Ink and Chemicals, Incorporated (a)                   13,000               28
  Daito Trust Construction Co., Ltd.                               2,300               43
  Daiwa Bank Holdings, Inc. (a)                                   19,000               15
  Daiwa House Industry Co., Ltd.                                  13,000               79
  Daiwa Securities Group Inc.                                     23,000              149
  Denki Kagaku Kogyo Kabushiki Kaisha                              8,000               25
  Denso Corporation                                               11,800              184
  Dowa Mining Co., Ltd.                                            5,000               24
  East Japan Railway Company                                          70              327
  Ebara Corporation                                                7,000               38
  Eisai Company, Ltd.                                              4,000              103

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  FANUC LTD                                                        3,900   $          196
  Fuji Photo Film Co., Ltd.                                        9,000              290
  Fuji Soft ABC Incorporated                                         600               24
  Fuji Television Network, Inc.                                        3               17
  Fujikura Ltd.                                                    4,000               15
  Fujisawa Pharmaceutical Company Limited                          1,000               24
  Fujitsu Limited                                                 31,000              216
  Furukawa Electric Co., Ltd. (The)                               11,000               42
  Gunma Bank, Ltd. (The)                                           2,000                9
  Hankyu Department Stores, Inc.                                   1,000                8
  Hirose Electric Co., Ltd.                                          600               52
  Hitachi, Ltd.                                                   55,000              355
  Honda Motor Co., Ltd.                                           11,900              482
  Hoya Corporation                                                 2,000              145
  Isetan Co., Ltd.                                                 2,000               20
  Ishikawajima-Harima Heavy Industries Co., Ltd.                  14,000               21
  ITOCHU Corporation                                              22,000               77
  Ito-Yokado Co., Ltd.                                             7,000              350
  Japan Airlines Company, Ltd. (a) (b)                            19,000               54
  Japan Energy Corporation                                        13,000               20
  Japan Tobacco Inc.                                                  23              154
  JGC Corporation                                                  2,000               14
  Joyo Bank, Ltd. (The)                                            6,000               16
  JSR Corporation                                                  3,000               25
  Kajima Corporation (b)                                          23,000               65
  Kaneka Corporation                                               5,000               35
  Kansai Electric Power Company, Incorporated (The)               18,900              299
  Kao Corporation                                                 13,000              299
  Kawasaki Heavy Industries, Ltd. (a)                             16,000               20
  Kawasaki Steel Corporation (a)                                  44,000               57
  Keihin Electric Express Railway Co., Ltd.                        7,000               32
  Keio Electric Railway Co., Ltd.                                  3,000               15
  Keyence Corporation                                                600              127
  Kikkoman Corporation                                             2,000               13
  Kinki Nippon Railway Co., Ltd. (a)                              31,000              101
  Kirin Brewery Company, Limited                                  23,000              161
  Kokuyo Co., Ltd.                                                 1,000               11
  Komatsu Ltd.                                                    22,000               79
  Konami Company Ltd.                                              1,700               36
  Konica Corporation (b)                                           3,000               19
  Kubota Corporation                                              31,000               94
  Kuraray Co., Ltd.                                                7,000               46
  Kurita Water Industries Ltd.                                     1,000               12
  Kyocera Corporation                                              3,000              219
  Kyowa Hakko Kogyo Co., Ltd.                                      5,000               27
  Kyushu Electric Power Company, Incorporated                      1,800               27
  Mabuchi Motor Co., Ltd.                                            100               10
  Marubeni Corporation (a)                                        23,000               24
  Marui Co., Ltd.                                                  6,000               76
  Matsushita Communication Industrial Co., Ltd.                    1,700               65
  Matsushita Electric Industrial Co., Ltd.                        34,000              463
  Matsushita Electric Works, Ltd.                                  2,000               14
  Meiji Seika Kaisha, Ltd.                                         4,000               14
  Meitec Corporation                                                 500               17
  Minebea Co., Ltd.                                                4,000               23
  Mitsubishi Chemical Corporation (a)                             33,000               77
  Mitsubishi Corporation                                          23,000              166
  Mitsubishi Electric Corporation (a)                             40,000              179
  Mitsubishi Estate Company, Limited                              19,000              155
  Mitsubishi Heavy Industries, Ltd.                               69,000              209
  Mitsubishi Logistics Corporation                                 2,000               14
  Mitsubishi Materials Corporation (a)                            20,000               40
  Mitsubishi Rayon Company, Limited                               10,000               33
  Mitsubishi Tokyo Financial Group, Inc.                              29              195
  Mitsui & Co., Ltd.                                              24,000              160
  Mitsui Chemicals, Inc.                                          10,000               50
  Mitsui Fudosan Co., Ltd.                                        13,000              115
  Mitsui Mining & Smelting Co., Ltd.                              12,000               36

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Mitsui Sumitomo Insurance Co., Ltd.                             14,000   $           75
  Mitsui Trust Holdings, Inc.                                     23,000               48
  Mitsukoshi, Ltd. (b)                                            10,000               30
  Mizuho Holdings, Inc.                                               50              111
  Murata Manufacturing Company, Ltd.                               4,300              276
  NEC Corporation                                                 24,000              167
  NGK Insulators, Ltd.                                             8,000               63
  NGK Spark Plug Co., Ltd.                                         5,000               38
  Nidec Corporation (b)                                              600               43
  Nikko Cordial Corporation                                        6,000               30
  Nikon Corporation (b)                                            4,000               44
  Nintendo Co., Ltd.                                               2,300              338
  Nippon Express Co., Ltd.                                        18,000               95
  Nippon Meat Packers, Inc.                                        5,000               63
  Nippon Oil Corporation                                          34,000              176
  Nippon Sheet Glass Company, Limited                              7,000               24
  Nippon Steel Corporation                                       130,000              203
  Nippon Telegraph and Telephone Corporation                         148              608
  Nippon Unipac Holding                                               16               99
  Nippon Yusen Kabushiki Kaisha                                   24,000               83
  Nissan Chemical Industries, Ltd.                                 3,000               17
  Nissan Motor Co., Ltd.                                          41,000              284
  Nisshin Seifun Group Inc.                                        2,000               14
  Nissin Food Products Co., Ltd.                                   1,400               28
  Nitto Denko Corporation                                          3,000               98
  NKK CORPORATION (a)                                             56,000               54
  Nomura Securities Co., Ltd. (The)                               32,000              469
  NSK Ltd.                                                        14,000               58
  NTN Corporation (b)                                              7,000               27
  NTT DATA Corporation                                                14               56
  NTT DoCoMo, Inc.                                                   200              492
  Obayashi Corporation                                             9,000               26
  Oji Paper Co., Ltd.                                             24,000              137
  Olympus Optical Co., Ltd.                                        2,000               28
  Omron Corporation                                                4,000               58
  Onward Kashiyama Co., Ltd.                                       4,000               39
  Oriental Land Co., Ltd.                                          1,500              107
  ORIX Corporation                                                 1,300              105
  Osaka Gas Co., Ltd.                                             46,000              109
  Pioneer Corporation                                              3,400               61
  Promise Company Limited                                          2,000              101
  Ricoh Company, Ltd.                                             11,000              190
  Rohm Company, Ltd.                                               1,900              283
  Sankyo Company, Ltd.                                             8,000              109
  SANYO Electric Co., Ltd.                                        35,000              153
  Secom Co., Ltd.                                                  4,500              221
  SEGA Corporation (a)(b)                                          2,700               65
  Seiyu, Ltd. (The) (a)                                            3,000               12
  Sekisui Chemical Co., Ltd.                                       5,000               17
  Sekisui House, Ltd.                                             14,000              103
  Seven-Eleven Japan Co., Ltd.                                     4,240              167
  Sharp Corporation                                               17,000              216
  Shimamura Co., Ltd.                                                300               23
  Shimano, Inc.                                                    2,200               30
  Shimizu Corporation                                             18,000               59
  Shin-Etsu Chemical Co., Ltd.                                     6,400              275
  Shionogi & Co., Ltd.                                             4,000               51
  Shiseido Company, Limited                                        7,000               93
  Shizuoka Bank, Ltd. (The)                                        5,000               30
  Showa Denko K.K. (a)                                            18,000               29
  Showa Shell Sekiyu K.K.                                          4,000               23
  Skylark Co., Ltd.                                                3,000               70
  SMC Corporation                                                  1,300              154
  SOFTBANK Corp. (b)                                               4,700               65
  Sony Corporation                                                14,500              765
  Sumitomo Bakelite Company Limited                                3,000               22
  Sumitomo Chemical Company, Limited                              28,000              127
  Sumitomo Corporation                                            15,000               91

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Sumitomo Electric Industries, Ltd.                              10,000   $           69
  Sumitomo Metal Industries, Ltd. (a)                             67,000               30
  Sumitomo Metal Mining Co., Ltd.                                  9,000               41
  Sumitomo Mitsui Banking Corporation                             30,000              146
  Sumitomo Realty & Development Co., Ltd.                          2,000               12
  Sumitomo Trust and Banking Company, Limited (The)                4,000               19
  Taiheiyo Cement Corporation                                     15,000               28
  Taisei Corporation                                              23,000               53
  Taisho Pharmaceutical Co., Ltd.                                  6,000               92
  Takara Holdings Inc. (b)                                         2,000               14
  Takashimaya Company, Limited                                     3,000               17
  Takeda Chemical Industries, Ltd.                                14,000              614
  Takefuji Corporation                                             2,230              155
  Takuma Co., Ltd.                                                 1,000                8
  TDK Corporation                                                  2,100               99
  Teijin Limited                                                  17,000               58
  Teikoku Oil Co., Ltd.                                            3,000               12
  Terumo Corporation                                               4,200               56
  THK Co., Ltd. (b)                                                  400                8
  TIS Inc.                                                           500               14
  Tobu Railway Co., Ltd. (a)                                      18,000               50
  Toho Co., Ltd.                                                   1,400               16
  Tohoku Electric Power Company, Incorporated                      9,000              126
  Tokyo Broadcasting System, Inc.                                  2,000               45
  Tokyo Electron Limited                                           2,700              176
  Tokyo Gas Co., Ltd.                                             50,000              139
  Tokyu Corporation                                               19,000               73
  TonenGeneral Sekiyu K.K.                                         1,000                7
  Toppan Printing Co., Ltd.                                       13,000              135
  Toray Industries, Inc.                                          23,000               62
  Toshiba Corporation (a)                                         54,000              220
  Tosoh Corporation                                               10,000               32
  Tostem Inax Holding Corporation                                  3,000               51
  TOTO LTD                                                        10,000               47
  Toyko Electric Power Company, Incorporated (The)                26,800              551
  Toyo Seikan Kaisha, Ltd.                                         3,000               39
  Toyota Industries Corporation                                      700               11
  Toyota Motor Corporation                                        48,700            1,291
  Trend Micro Incorporated (a)                                       500               14
  Ube Industries, Ltd. (a)                                        14,000               22
  UFJ Holdings, Inc. (b)                                               8               19
  Uni-Charm Corporation                                              700               26
  UNY Co., Ltd.                                                    2,000               23
  Wacoal Corp.                                                     1,000                8
  West Japan Railway Company                                           5               20
  World Co., Ltd.                                                    600               18
  Yakult Honsha Co., Ltd.                                          2,000               23
  Yamaha Corporation                                               2,000               19
  Yamanouchi Pharmaceutical Co., Ltd.                              7,000              181
  Yamato Transport Co., Ltd.                                       5,000               91
  Yamazaki Baking Co., Ltd.                                        2,000               11
  Yasuda Fire & Marine Insurance Company,
    Limited (The)                                                  1,000                6

Luxembourg (0.08%)
  Arcelor (a)                                                      6,434               91

Netherlands (6.97%)
  ABN AMRO Holding NV                                             18,113              329
  AEGON NV                                                        16,683              347
  Akzo Nobel NV                                                    5,262              229
  ASM Lithography Holding NV (a)                                   3,207               51
  Buhrmann NV                                                      1,368               13
  Corio NV                                                         4,400              111
  Elsevier NV                                                     10,634              145
  Getronics NV (a)                                                 3,971                8
  Hagemeyer NV                                                     1,558               22
  Heineken NV                                                     15,472              678
  ING Groep NV                                                    18,395              472

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Netherlands (continued)
  Koninklijke Ahold NV                                            11,910   $          250
  Koninklijke KPN NV (a)                                          10,658               50
  Koninklijke Philips Electronics NV                              22,869              638
  Rodamco Europe NV                                                4,100              173
  Royal Dutch Petroleum Company                                   53,124            2,955
  TPG NV                                                           8,896              201
  Unilever NV -- CVA                                              21,217            1,388
  Vedior NV -- CVA                                                 1,085               15
  Wereldhave NV                                                    1,200               66
  Wolters Kluwer NV                                                5,611              106

New Zealand (0.02%)
  Carter Holt Harvey Limited                                      14,900               14
  Telecom Corporation of New Zealand Limited                       4,600               11

Norway (0.32%)
  Elkem ASA                                                          400                9
  Norsk Hydro ASA                                                  5,400              257
  Norske Skogindustrier ASA                                        2,500               47
  Orkla ASA (b)                                                    2,530               49
  Tandberg ASA (a)                                                 1,000               12

Portugal (0.47%)
  Banco Comercial Portugues SA                                    21,200               73
  Banco Espirito Santo SA -- Registered Shares                     1,400               16
  BPI-SGPS, SA -- Registered Shares                               12,700               31
  Brisa -- Auto-Estradas de Portugal SA                           20,200              114
  EDP -- Electricidade de Portugal, SA                           115,500              223
  Jeronimo Martins, SGPS, SA (a)                                   2,603               18
  Portugal Telecom, SGPS, SA -- Registered Shares                 10,926               77

Singapore (1.98%)
  CapitaLand Limited                                              65,000               56
  Chartered Semiconductor Manufacturing Ltd. (a)                  12,000               24
  City Developments Limited                                       31,000              100
  Cycle & Carriage Limited                                        10,000               27
  DBS Group Holdings Ltd.                                         51,000              358
  Fraser and Neave Limited                                        11,000               49
  Hotel Properties Limited                                        13,000                8
  Keppel Corporation Limited                                      30,000               70
  Neptune Orient Lines Limited (a)                                44,000               25
  Oversea-Chinese Banking Corporation Limited                     50,000              331
  Overseas Union Enterprises Ltd.                                  4,000               16
  SembCorp Industries Limited                                     58,000               45
  Singapore Airlines Limited                                      39,000              285
  Singapore Press Holdings Limited                                17,000              192
  Singapore Technologies Engineering Limited                      98,000              107
  Singapore Telecommunications Limited                           276,000              214
  United Overseas Bank Limited                                    51,272              369
  United Overseas Land Limited                                    28,000               29
  Venture Manufacturing (Singapore) Ltd.                           5,000               40

South Korea (0.88%)
  Hana Bank                                                        1,270               18
  Hyundai Motor Company Limited                                    1,660               50
  Kia Motors Corporation (a)                                       1,750               16
  Kookmin Bank                                                     2,350              114
  Korea Electric Power Corporation                                 2,560               47
  KT Freetel (a)                                                   1,710               56
  LG Chem, Ltd.                                                      900               33
  LG Electronics, Inc. (a)                                         1,350               54
  POSCO                                                              770               86
  Samsung Electro-Mechanics Co., Ltd.                                860               42
  Samsung Electronics Co., Ltd.                                    1,140              312
  Samsung Fire & Marine Insurance Co., Ltd.                          510               31
  Samsung SDI Co., Ltd.                                              380               29
  Samsung Securities Co., Ltd. (a)                                   830               24
  Shinhan Financial Group Co., Ltd.                                4,545               64
  Shinsegae Co., Ltd.                                                120               20
  SK Telecom Co., Ltd.                                               225               50

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Spain (4.22%)
  Acerinox, SA                                                     1,016   $           43
  ACS, Actividades de Construccion y Servicios SA (b)              1,458               47
  Altadis, SA                                                     10,765              222
  Autopistas Concesionaria Espanola, SA (b)                        9,832              109
  Banco Bilbao Vizcaya Argentaria, SA                             61,480              694
  Banco Santander Central Hispano SA                              76,229              605
  Corporacion Mapfre SA                                            4,895               39
  Endesa SA (b)                                                   36,451              529
  Fomento de Construcciones y Contratas, SA                        2,401               58
  Gas Natural SDG, SA                                             17,092              329
  Grupo Dragados                                                   3,761               67
  Iberdrola SA (b)                                                35,371              515
  Inmobiliaria Colonial, SA                                        7,000               97
  Metrovacesa, SA                                                  8,927              185
  Repsol-YPF, SA                                                  31,997              377
  Sociedad General de Aguas de Barcelona, SA                       5,527               65
  Sol Melia, SA                                                    3,297               25
  Telefonica SA (a)                                               65,280              547
  TelePizza, SA (a)                                                7,636                9
  Union Electrica Fenosa, SA                                      11,302              207
  Vallehermoso, SA                                                24,158              231

Sweden (1.76%)
  Atlas Copco AB -- A Shares                                       2,100               50
  Atlas Copco AB -- B Shares                                       1,100               25
  Castellum AB                                                     3,500               48
  Electrolux AB -- Series B                                        7,240              146
  H & M Hennes & Mauritz AB                                       17,980              359
  Holmen AB -- B Shares                                            1,200               32
  JM AB                                                            2,500               65
  Nordea AB                                                       37,574              204
  OM AB                                                            1,600               12
  Sandvik AB                                                       4,610              115
  Securitas AB -- Class B                                          9,106              187
  Skandia Insurance Company, Ltd.                                 17,400               79
  Skandinaviska Enskilda Banken AB                                 6,600               69
  Skanska AB -- Class B                                            8,400               58
  SKF AB -- Class B (b)                                            1,400               36
  SSAB Svenstkt Stal AB                                            1,200               16
  Svenska Cellulosa AB -- B Shares                                 3,500              124
  Svenska Handelsbanken AB -- A Shares                            10,200              156
  Swedish Match AB                                                 5,400               45
  Tele2 AB -- B Shares (a)                                         1,000               18
  Telefonaktiebolaget LM Ericsson -- Class B (a)                  52,960               80
  Telia AB (b)                                                    14,600               41
  Trelleborg AB -- B Shares                                        2,100               21
  Volvo AB -- A Shares                                               800               16
  Volvo AB -- B Shares                                             3,300               68
  WM-Data AB -- B Shares                                           5,400               10

Switzerland (6.84%)
  ABB Ltd (a)                                                      8,200               73
  Adecco SA -- Registered Shares                                   2,410              143
  Centerpulse AG -- Registered Shares                                 60               10
  Ciba Specialty Chemicals Holding Inc. -- Registered
    Shares                                                         1,200               96
  Clariant AG                                                      2,600               62
  Credit Suisse Group (a)                                         12,860              407
  Givaudan SA -- Registered Shares                                   100               40
  Holcim Ltd. -- Class B                                             500              114
  Kudelski SA -- Bearer (a)(b)                                       300               10
  Logitech International SA (a)                                      340               16
  Lonza Group Ltd. -- Registered Shares                              800               62
  Nestle SA -- Registered Shares                                   9,630            2,241
  Novartis AG                                                     43,700            1,918
  Roche Holding AG                                                11,500              867
  Roche Holding AG -- Bearer (b)                                   3,550              403
  SGS Societe Generale de Surveillance Holding SA                     80               25
  STMicroelectronics NV (b)                                        4,210              105
  Swatch Group AG (The) -- Class B                                   600               53

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Switzerland (continued)
  Swatch Group AG (The) (b)                                          600   $           11
  Swiss Reinsurance Company -- Registered Shares                   2,500              244
  Swisscom AG -- Registered Shares                                   780              226
  Syngenta AG                                                      2,000              120
  UBS AG -- Registered Shares (a)                                 13,742              690
  Unaxis Holding AG                                                  100               12
  Valora Holding AG                                                   50               11
  Zurich Financial Services AG                                       700              141

United Kingdom (25.44%)
  3i Group PLC                                                     8,723               91
  Amersham PLC                                                    13,801              122
  AMVESCAP PLC                                                     8,436               69
  ARM Holdings PLC (a)                                             6,671               15
  AstraZeneca PLC                                                 39,047            1,615
  BAA PLC                                                         22,963              209
  BAE Systems PLC                                                 59,901              306
  Barclays PLC                                                   109,479              920
  BG Group PLC                                                    78,192              340
  BHP Billiton PLC                                                36,016              196
  BOC Group PLC (The)                                              8,430              131
  Boots Company PLC (The)                                         16,135              160
  BP PLC                                                         528,204            4,432
  BPB PLC                                                          8,097               43
  Brambles Industries PLC                                         13,615               68
  British Airways PLC (a)                                         31,412               89
  British American Tobacco, PLC                                   66,447              713
  British Land Company PLC (The)                                  28,900              245
  British Sky Broadcasting Group PLC (a)                          24,099              231
  BT Group PLC                                                   181,410              696
  Bunzl PLC                                                        7,579               60
  Cadbury Schweppes PLC                                           57,460              430
  Canary Wharf Group PLC (a)                                      35,014              237
  Capita Group PLC (The)                                          19,245               91
  Carlton Communications, PLC                                      8,137               26
  Centrica PLC                                                    74,367              230
  CGNU PLC                                                        33,776              271
  Chelsfield PLC                                                  17,500               85
  Compass Group PLC                                               46,299              281
  Corus Group PLC (a)                                             51,995               67
  Derwent Valley Holdings PLC                                      3,700               43
  Diageo PLC                                                     101,572            1,318
  Dixons Group PLC                                                36,781              107
  EMI Group PLC                                                   10,313               39
  GKN PLC                                                         13,615               64
  GlaxoSmithKline PLC                                            155,089            3,348
  Granada PLC                                                     36,072               61
  Grantchester Holdings PLC                                       24,800               77
  GUS PLC                                                         23,176              213
  Hammerson PLC                                                    8,000               67
  Hanson PLC                                                      12,313               88
  Hays PLC                                                        36,693               86
  HBOS PLC                                                        48,716              527
  Hilton Group PLC                                                44,731              155
  HSBC Holdings PLC                                              147,943            1,700
  Imperial Chemical Industries PLC                                19,598               95
  International Power PLC (a)                                     15,747               40
  Invensys PLC                                                    88,254              120
  J Sainsbury PLC                                                 37,752              205
  Johnson Matthey PLC                                              3,729               57
  Kingfisher PLC                                                  25,174              121
  Land Securities PLC                                             18,535              244
  Lattice Group PLC                                               78,192              204
  Legal & General Group PLC                                       83,992              167
  Lloyds TSB Group PLC                                            86,303              858
  Logica PLC                                                       5,606               17
  Marks and Spencer Group PLC                                     48,226              274
  Misys PLC                                                       10,230               38
  National Grid Group PLC (The)                                   29,436              209

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United Kingdom (continued)
  P&O Princess Cruises PLC                                        12,477   $           79
  Pearson PLC                                                     10,291              102
  Peninsular and Oriental Steam Navagation Company (The)          12,477               46
  Pillar Property PLC                                              7,300               47
  Prudential PLC                                                  27,460              251
  Reed International PLC                                          16,358              155
  Rentokil Initial PLC                                            40,427              164
  Reuters Group PLC                                               18,680               99
  Rexam PLC                                                        7,130               46
  Rio Tinto PLC -- Registered Shares                              17,325              317
  RMC Group PLC                                                    4,699               47
  Royal Bank of Scotland Group PLC (The)                          41,657            1,180
  Sage Group PLC (The)                                            18,798               49
  Schroders PLC                                                    4,469               40
  Scottish & Newcastle PLC                                         9,595               89
  Scottish Power PLC                                              36,676              197
  Shell Transport & Trading Company PLC                          112,078              845
  Six Continents PLC                                              23,602              240
  Slough Estates PLC                                               9,300               51
  Smith & Nephew PLC                                               8,473               47
  Spirent PLC                                                      5,356                7
  Tate & Lyle PLC                                                  6,186               33
  Tesco PLC                                                      138,405              503
  Unilever PLC                                                    85,518              779
  United Utilities PLC                                            15,040              140
  Vodafone Group PLC                                           1,054,080            1,445
  WPP Group PLC                                                   14,554              123
                                                                           --------------

TOTAL COMMON STOCKS (COST: $119,007)                                              112,561
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $119,182)                               $      112,711
                                                                           ==============

SUMMARY:
  Investments, at market value                                    95.20%   $      112,711
  Other assets in excess of liabilities                            4.80%            5,682
                                                           -------------   --------------
  Net assets                                                     100.00%   $      118,393
                                                           =============   ==============
INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Commercial Banks                                                11.75%   $       13,914
  Pharmaceuticals                                                  8.89%           10,523
  Petroleum Refining                                               7.01%            8,294
  Food & Kindred Products                                          4.92%            5,825
  Telecommunications                                               4.89%            5,793
  Chemicals & Allied Products                                      4.50%            5,329
  Electric Services                                                4.14%            4,907
  Oil & Gas Extraction                                             3.95%            4,678
  Electronic & Other Electric Equipment                            3.69%            4,368
  Real Estate                                                      3.39%            4,019
  Automotive                                                       2.51%            2,971
  Insurance                                                        2.31%            2,736
  Beverages                                                        2.10%            2,484
  Food Stores                                                      1.55%            1,830
  Computer & Office Equipment                                      1.39%            1,645
  Communications Equipment                                         1.37%            1,627
  Industrial Machinery & Equipment                                 1.35%            1,593
  Holding & Other Investment Offices                               1.31%            1,553
  Transportation & Public Utilities                                1.17%            1,380
  Life Insurance                                                   1.13%            1,333
  Electronic Components & Accessories                              1.08%            1,281
  Construction                                                     1.02%            1,204
  Business Services                                                1.02%            1,203
  Electric, Gas & Sanitary Services                                1.01%            1,194
  Metal Mining                                                     1.01%            1,192
  Paper & Allied Products                                          1.00%            1,182
  Tobacco Products                                                 0.96%            1,134
  Printing & Publishing                                            0.94%            1,114
  Gas Production & Distribution                                    0.87%            1,028
  Retail Trade                                                     0.81%              957
  Security & Commodity Brokers                                     0.77%              915
  Primary Metal Industries                                         0.76%              900
  Beer, Wine, & Distilled Beverages                                0.66%              787
  Computer & Data Processing Services                              0.66%              784
  Wholesale Trade Durable Goods                                    0.59%              695
  Stone, Clay & Glass Products                                     0.57%              676
  Department Stores                                                0.54%              643
  Instruments & Related Products                                   0.50%              597
  Amusement & Recreation Services                                  0.44%              524
  Radio & Television Broadcasting                                  0.44%              517
  Aerospace                                                        0.44%              517
  Air Transportation                                               0.44%              516
  Communication                                                    0.39%              465
  Restaurants                                                      0.39%              459
  Apparel Products                                                 0.33%              391
  Apparel & Accessory Stores                                       0.32%              382
  Rubber & Misc. Plastic Products                                  0.26%              310
  Personal Credit Institutions                                     0.25%              295
  Machinery, Equipment & Supplies                                  0.23%              274
  Personal Services                                                0.22%              265
  Medical Instruments & Supplies                                   0.22%              262
  Trucking & Warehousing                                           0.19%              227
  Fabricated Metal Products                                        0.18%              213
  Railroads                                                        0.18%              209
  Motion Pictures                                                  0.17%              201
  Water Transportation                                             0.16%              187
  Transportation Equipment                                         0.15%              181
  Hotels & Other Lodging Places                                    0.15%              179
  Manufacturing Industries                                         0.14%              171
  Drug Stores & Proprietary Stores                                 0.14%              160
  Lumber & Construction Materials                                  0.13%              159
  Metal Cans & Shipping Containers                                 0.12%              146
  Management Services                                              0.12%              145
  Textile Mill Products                                            0.12%              138
  Wholesale Trade Nondurable Goods                                 0.11%              134
  Engineering & Management Services                                0.10%              120

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

INVESTMENTS BY INDUSTRY (CONTINUED):
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Mining                                                           0.10%   $          114
  Other Industries                                                 0.48%              562
                                                           -------------   --------------
    Investments, at market value                                  95.20%   $      112,711
    Other assets in excess of liabilities                          4.80%            5,682
                                                           -------------   --------------
    Net assets                                                   100.00%   $      118,393
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

-----------------------------------------------------------------------
                                          AMOUNT IN      NET UNREALIZED
                  BOUGHT   SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY          (SOLD)      DATE      BOUGHT (SOLD)    (DEPRECIATION)
-----------------------------------------------------------------------
British Pound      2,386   09/12/2002   $        3,617   $           76
British Pound     (2,386)  09/12/2002           (3,617)            (143)
Euro Dollar        3,478   09/06/2002            3,421              129
Euro Dollar            1   07/01/2002                1                0
Euro Dollar          (95)  07/01/2002              (94)               0
Euro Dollar       (2,179)  09/06/2002           (2,143)             (84)
Hong Kong Dollar    (322)  07/01/2002              (41)               0
                                        --------------   --------------
                                        $        1,144   $          (22)
                                        ==============   ==============

FUTURES CONTRACTS(C):

-----------------------------------------------------------------------------
                                                               NET UNREALIZED
                                        SETTLEMENT              APPRECIATION
                            CONTRACTS      DATE      AMOUNT    (DEPRECIATION)
-----------------------------------------------------------------------------
Hang Seng Index                (17)     07/30/2002   $(1,156)       $(27)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $4,642. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, cash in the amount of $500 is segregated with the custodian to cover margin requirements for open future contracts.

DEFINITIONS:

ADR     American Depositary Receipt
CVA     Certificaaten van aandelen (share certificates)
RNC     Saving Non-Convertible Shares

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (3.35%)
  U.S. Government Strips
    Zero Coupon, due 05/15/2011                            $       2,500   $        1,595
  U.S. Treasury Bond
    10.63%, due 08/15/2015                                         1,000            1,503
     7.25%, due 08/15/2022                                           350              417
  U.S. Treasury Note (b)
     7.25%, due 08/15/2004                                         2,000            2,175
     4.63%, due 05/15/2006                                         1,500            1,545
     4.75%, due 11/15/2008                                           875              891
     5.00%, due 02/15/2011                                           800              814
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $8,756)                                    8,940
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (18.03%)
  Fannie Mae -- Conventional Pools
     5.50%, due 06/25/2008                                           606              619
    10.00%, due 11/01/2018                                           290              327
    11.00%, due 09/01/2019                                           247              280
     9.00%, due 07/01/2025                                           278              306
     9.00%, due 04/01/2026                                           286              315
     8.00%, due 10/01/2029                                           811              861
     8.00%, due 01/01/2030                                           686              729
     7.13%, due 01/15/2030                                           490              549
     8.00%, due 03/01/2030                                            10               11
     8.00%, due 03/01/2030                                           114              121
     8.00%, due 04/01/2030                                             5                5
     9.50%, due 04/01/2030                                           594              658
     8.00%, due 06/01/2030                                            33               35
     8.00%, due 06/01/2030                                           390              415
     8.00%, due 07/01/2030                                           190              201
     8.00%, due 07/01/2030                                            30               32
     8.00%, due 07/01/2030                                            46               49
     8.50%, due 07/01/2030                                            42               45
     8.50%, due 07/01/2030                                           294              314
     8.50%, due 07/01/2030                                           177              190
     8.00%, due 08/01/2030                                           149              158
     8.00%, due 08/01/2030                                            10               11
     8.00%, due 09/01/2030                                           129              137
     8.50%, due 09/01/2030                                           176              188
     8.00%, due 10/01/2030                                           233              247
     8.50%, due 10/01/2030                                           221              236
     8.00%, due 12/01/2030                                            24               26
     8.50%, due 12/01/2030                                            27               29
     8.50%, due 12/01/2030                                            95              102
     8.50%, due 12/01/2030                                            14               15
     8.50%, due 12/01/2030                                           433              462
     8.00%, due 01/01/2031                                            49               52
     8.00%, due 01/01/2031                                           727              772
     8.00%, due 01/01/2031                                           156              166
     8.50%, due 01/01/2031                                           283              303
     8.00%, due 02/01/2031                                           155              165
     8.00%, due 02/01/2031                                           540              574
     8.00%, due 04/01/2031                                           419              445
     8.00%, due 08/01/2031                                            44               46
     8.00%, due 11/01/2031                                           635              675
  Fannie Mae -- July TBA
     6.00%, due 07/01/2032                                         1,000              997
     6.50%, due 07/01/2032                                         4,250            4,330
     7.00%, due 07/01/2032                                         2,700            2,795
  Fannie Mae -- August TBA
     7.00%, due 08/01/2015                                           700              732
     7.00%, due 08/01/2030                                         2,300            2,373
     6.00% due 08/01/2032                                          2,650            2,632
     6.50%, due 08/01/2032                                         2,800            2,841
  Fannie Mae -- Variable Rate (g)
     2.54%, due 03/25/2024                                            15               15

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
  Freddie Mac -- Gold Pools
     9.50%, due 01/01/2017                                 $         225   $          250
    11.50%, due 05/01/2020                                           254              287
     7.50%, due 02/01/2030                                            77               81
     7.50%, due 03/01/2030                                           946            1,001
     8.50%, due 03/01/2030                                           312              333
     8.00%, due 06/01/2030                                            36               38
     8.00%, due 09/01/2030                                           205              217
     8.50%, due 10/01/2030                                           179              191
     8.00%, due 11/01/2030                                           232              247
     7.50%, due 07/01/2031                                           499              525
     8.50%, due 07/01/2031                                           738              787
     7.50%, due 09/01/2031                                           452              475
     7.50%, due 12/01/2031                                           148              156
     7.50%, due 03/01/2032                                           599              630
     7.50%, due 05/01/2032                                           198              208
     7.50%, due 06/01/2032                                           537              564
     8.50%, due 08/01/2030                                            73               78
     8.50%, due 08/01/2030                                            75               81
  Freddie Mac -- Variable Rate (g)
     2.33%, due 06/15/2020                                            30               30
  Ginnie Mae -- FHA/VA Pools
    10.50%, due 12/15/2014                                            98              113
     9.50%, due 04/15/2017                                            57               64
     9.50%, due 05/15/2017                                            59               66
     9.50%, due 08/15/2017                                            91              102
    10.00%, due 08/15/2017                                           260              292
     9.50%, due 10/15/2017                                            44               50
     9.50%, due 11/15/2017                                            26               29
     9.50%, due 12/15/2017                                           209              233
     9.50%, due 07/15/2018                                            58               65
     9.50%, due 10/15/2018                                           197              220
     9.50%, due 09/15/2019                                            89              100
     9.00%, due 12/15/2019                                           179              198
     9.50%, due 06/15/2020                                           239              268
    10.00%, due 12/15/2020                                           274              308
     9.50%, due 12/15/2021                                           233              261
    10.00%, due 07/15/2022                                           221              248
    10.00%, due 02/15/2025                                           140              157
  Ginnie Mae -- July TBA
     6.50%, due 07/01/2031                                         1,450            1,479
     6.00%, due 07/01/2032                                           700              699
     7.00%, due 07/01/2032                                         7,300            7,575
  Ginnie Mae -- Variable Rate (g)
     6.38%, due 01/20/2025                                           351              360
     6.38%, due 02/20/2025                                            82               85
     6.38%, due 03/20/2025                                           257              264
     6.38%, due 04/20/2025                                            31               31
     6.88%, due 04/20/2025                                           229              233
     6.88%, due 05/20/2025                                            32               33
     6.38%, due 06/20/2025                                           238              243
     6.38%, due 06/20/2025                                           141              144
     6.63%, due 07/20/2025                                           120              124
     6.75%, due 09/20/2027                                            80               82
     6.63%, due 10/20/2027                                            53               55
     6.63%, due 11/20/2027                                           116              121
     6.63%, due 12/20/2027                                            37               39
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $47,639)                           48,106
                                                                           --------------

FOREIGN GOVERNMENT OBLIGATIONS (0.07%)
  Republic of Argentina (h)
    11.75%, due 04/07/2009                                           250               48
  Republic of Argentina (h)
    11.75%, due 06/15/2015                                           805              139
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $221)                                     187
                                                                           --------------

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES (0.26%)
  Honda Auto Receivables 2000-1 Owner Trust
    6.62%, due 07/15/2004                                  $         397   $          405
  MBNA Master Credit Card Trust 2000-I
    6.90%, due 01/15/2008                                            270              293
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $666)                                         698
                                                                           --------------

ASSET-BACKED SECURITIES (4.05%)
  American Express Credit Account
    Master Trust
    5.53%, due 10/15/2008                                            450              470
  BMW Vehicle Owner Trust 2002-A
    2.83%, due 12/27/2004                                            500              503
  Chase Manhattan Auto Owner Trust 2002-A
    2.63%, due 10/15/2014                                            550              552
  Citibank Credit Card Issuance Trust
    7.45%, due 09/15/2007                                            320              344
  Citibank Credit Card Issuance Trust
    6.88%, due 11/16/2009                                            770              846
  DaimlerChrysler Auto Trust 2000-A
    7.23%, due 01/06/2005                                            500              523
  DaimlerChrysler Auto Trust 2000-C
    6.82%, due 09/06/2004                                            769              786
  DaimlerChrysler Auto Trust 2000-E
    6.21%, due 12/08/2003                                            175              177
  DaimlerChrysler Auto Trust 2000-E
    6.11%, due 11/08/2004                                            500              516
  DaimlerChrysler Auto Trust 2001-C
    3.71%, due 07/06/2004                                            730              735
  DaimlerChrysler Auto Trust 2002-A
    2.90%, due 12/06/2004                                            850              855
  Ford Credit Auto Owner Trust 2000-E
    6.74%, due 06/15/2004                                            276              283
  Ford Credit Auto Owner Trust 2001-A
    5.35%, due 07/15/2003                                            111              112
  Ford Credit Auto Owner Trust 2002-B
    2.97%, due 06/15/2004                                            700              704
  Honda Auto Receivables 2002-2 Owner Trust
    2.91%, due 09/15/2004                                            600              604
  MBNA Master Credit Card Trust 1999-B
    5.90%, due 08/15/2011                                            285              298
  MBNA Master Credit Card Trust 2000-A
    7.35%, due 07/16/2007                                            540              590
  MMCA Automobile Trust
    7.00%, due 06/15/2004                                            414              421
  Nissan Auto Receivables 2000-C Owner Trust
    6.72%, due 08/16/2004                                            495              507
  Nissan Auto Receivables 2001-C Owner Trust
    4.80%, due 02/15/2007                                            325              333
  Toyota Auto Receivables 2001-C Owner Trust
    3.77%, due 07/15/2004                                            642              646
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $10,547)                                      10,805
                                                                           --------------
CORPORATE DEBT SECURITIES (7.64%)

Aerospace (0.14%)
  Lockheed Martin Corporation
    7.75%, due 05/01/2026                                            125              138
  United Technologies Corporation (b)
    6.10%, due 05/15/2012                                            230              238

Air Transportation (0.45%)
  America West Airlines, Inc.
    7.10%, due 04/02/2021                                            431              440
  Continental Airlines, Inc.
    6.65%, due 09/15/2017                                            108              106
    6.55%, due 02/02/2019                                            157              152
  Southwest Airlines Co.
    5.50%, due 11/01/2006                                            105              107

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Air Transportation (continued)
  US Airways, Inc.
    8.02%, due 02/05/2019                                  $         370   $          391

Auto Repair, Services & Parking (0.12%)
  Hertz Corporation (The)
    7.63%, due 08/15/2007                                            255              265
  Hertz Corporation (The)
    7.40%, due 03/01/2011                                             60               59

Automotive (0.48%)
  DaimlerChrysler North America Holding Corporation
    7.20%, due 09/01/2009                                            220              230
    8.50%, due 01/18/2031 (b)                                        110              122
  Delphi Automotive Systems Corporation
    7.13%, due 05/01/2029                                            120              119
  Ford Motor Company
    6.63%, due 10/01/2028                                            615              519
  Honeywell International Inc.
    6.13%, due 11/01/2011                                            275              281

Business Credit Institutions (0.16%)
  Prime Property Funding II -- 144A (c)
    6.80%, due 08/15/2002                                            425              427

Business Services (0.07%)
  Clear Channel Communications, Inc.
    7.65%, due 09/15/2010                                            195              199

Chemicals & Allied Products (0.11%)
  Pharmacia Corporation
    6.60%, due 12/01/2028                                            280              284

Commercial Banks (0.41%)
  Bank One Corporation
    6.00%, due 02/17/2009                                            485              497
  Citicorp
    6.38%, due 11/15/2008                                            285              300
  Morgan Chase & Co. (J.P.)
    6.00%, due 02/15/2009                                            300              305

Communication (0.13%)
  Comcast Cable Communications, Inc.
    8.38%, due 05/01/2007                                            170              174
    6.75%, due 01/30/2011 (b)                                         75               67
  TCI Communications, Inc.
    7.88%, due 02/15/2026                                            130              116

Computer & Data Processing Services (0.12%)
  AOL Time Warner Inc.
    7.57%, due 02/01/2024                                            115              102
    6.63%, due 05/15/2029                                             90               70
    7.63%, due 04/15/2031                                            165              144

Computer & Office Equipment (0.06%)
  Sun Microsystems, Inc.
    7.65%, due 08/15/2009                                            160              169

Construction (0.05%)
  Centex Corporation
    7.88%, due 02/01/2011                                            120              131

Department Stores (0.29%)
  Federated Department Stores, Inc.
    8.50%, due 06/01/2010                                             80               91
    6.90%, due 04/01/2029                                             80               77
  May Department Stores Company (The)
    9.75%, due 02/15/2021                                             14               18
    6.70%, due 09/15/2028                                            560              550
    7.88%, due 03/01/2030                                             35               39

Electric Services (0.02%)
  Detroit Edison Company (The)
    6.13%, due 10/01/2010                                             55               55

Electric, Gas & Sanitary Services (0.05%)
  NiSource Finance Corporation
    7.88%, due 11/15/2010                                            120              124

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (0.04%)
  Cooper Industries, Ltd. -- 144A (c)
    5.25%, due 07/01/2007                                  $         105   $          105

Food Stores (0.17%)
  Kroger Co. (The)
    7.70%, due 06/01/2029                                            425              453

Gas Production & Distribution (0.16%)
  Consolidated Natural Gas Company (b)
    6.25%, due 11/01/2011                                            110              110
  El Paso Corporation -- 144A (c)
    7.88%, due 06/15/2012                                             90               91
  Williams Companies, Inc. (The)
    7.50%, due 01/15/2031                                            315              226

Health Services (0.05%)
  Tenet Healthcare Corporation
    6.88%, due 11/15/2031                                            145              143

Holding & Other Investment Offices (0.19%)
  EOP Operating LP
    7.25%, due 06/15/2028                                            100               96
    7.50%, due 04/19/2029                                            115              113
  Simon Property Group, Inc.
    6.38%, due 11/15/2007                                            230              236
  Vornado Realty Trust
    5.63%, due 06/15/2007                                             75               75

Hotels & Other Lodging Places (0.14%)
  Hyatt Equities LLC -- 144A (c)
    6.88%, due 06/15/2007                                             95               95
  Marriott International, Inc.
    7.00%, due 01/15/2008                                            255              268

Instruments & Related Products (0.14%)
  Raytheon Company
    8.20%, due 03/01/2006                                            115              127
    8.30%, due 03/01/2010                                            225              256

Insurance (0.67%)
  Aetna Inc.
    7.88%, due 03/01/2011                                            190              200
  Anthem Insurance Companies, Inc. -- 144A (c)
    9.00%, due 04/01/2027                                            185              209
  CIGNA Corporation
    7.00%, due 01/15/2011                                            120              129
  Farmers Exchange Capital Insurance -- 144A (c)
    7.05%, due 07/15/2028                                            640              475
  Florida Windstorm Underwriting Association -- 144A (c)
    7.13%, due 02/25/2019                                            570              604
  WellPoint Health Networks Inc.
    6.38%, due 06/15/2006                                            160              168

Insurance Agents, Brokers & Service (0.19%)
  Equitable Life Assurance Society of the United States
    (The) -- 144A (c)
    6.95%, due 12/01/2005                                            250              268
  MetLife, Inc. -- 144A (c)
    7.45%, due 11/01/2023                                            250              255

Life Insurance (1.04%)
  AIG SunAmerica Global Financing VI -- 144A (c)
    6.30%, due 05/10/2011                                            605              626
  American General Corporation
    7.50%, due 07/15/2025                                            255              282
  AXA Financial, Inc.
    6.50%, due 04/01/2008                                            260              275
  Hartford Life, Inc.
    7.65%, due 06/15/2027                                            205              224
  John Hancock Financial Services, Inc. -- 144A (c)
    7.38%, due 02/15/2024                                            380              396

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Life Insurance (continued)
  Nationwide Mutual Life Insurance Company -- 144A (c)
    8.25%, due 12/01/2031                                  $         300   $          313
  Prudential Holdings LLC -- 144A (c)
    7.25%, due 12/18/2023                                            415              436
    8.70%, due 12/18/2023                                            210              228

Lumber & Other Building Materials (0.18%)
  Lowe's Companies, Inc.
    6.88%, due 02/15/2028                                            480              483

Paper & Allied Products (0.04%)
  MeadWestvaco Corporation
    6.85%, due 04/01/2012                                            105              110

Personal Credit Institutions (0.42%)
  General Electric Capital Corporation
    6.75%, due 03/15/2032                                            240              236
  General Motors Acceptance Corporation
    6.88%, due 09/15/2011                                            265              263
    8.00%, due 11/01/2031                                             40               41
  Household Finance Corporation
    6.40%, due 06/17/2008                                            125              125
    8.00%, due 07/15/2010                                            140              148
    6.75%, due 05/15/2011                                             65               64
  MBNA America Bank NA
    7.75%, due 09/15/2005                                             55               60
    6.50%, due 06/20/2006                                            175              181

Petroleum Refining (0.05%)
  Conoco Inc.
    6.95%, due 04/15/2029                                            140              143

Printing & Publishing (0.14%)
  News America Holdings
    8.50%, due 02/15/2005                                            300              325
  News America Incorporated
    7.28%, due 06/30/2028                                             40               36

Real Estate (0.25%)
  World Financial Properties, Inc. -- 144A (c)
    6.95%, due 09/01/2013                                            629              655

Savings Institutions (0.09%)
  Washington Mutual, Inc.
    8.25%, due 04/01/2010                                            205              233

Security & Commodity Brokers (0.55%)
  Chase Credit Card Master Trust
    5.50%, due 11/17/2008                                            525              548
  Goldman Sachs Group, Inc. (The)
    6.88%, due 01/15/2011                                            545              565
  Lehman Brothers Holdings Inc.
    7.13%, due 07/15/2002                                            350              351

Telecommunications (0.37%)
  ALLTEL Corporation
    7.00%, due 07/01/2012                                             70               70
  AT&T Corp.
    7.30%, due 11/15/2011                                             55               46
    8.00%, due 11/15/2031 (b)                                        190              149
  AT&T Wireless Services, Inc.
    8.75%, due 03/01/2031                                            330              255
  Sprint Capital Corporation -- 144A (c)
    8.38%, due 03/15/2012                                            160              133
  Verizon Communications Inc.
    6.94%, due 04/15/2028                                            365              326

Textile Mill Products (0.03%)
  Mohawk Industries, Inc. (b)
    7.20%, due 04/15/2012                                             70               74

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Variety Stores (0.07%)
  Target Corporation
    6.75%, due 01/01/2028                                  $         180   $          183
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $20,204)                                    20,391
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (64.34%)

Aerospace (0.39%)
  Boeing Company (The)                                             9,900   $          446
  Lockheed Martin Corporation                                        600               42
  Northrop Grumman Corporation (b)                                   400               50
  Textron Inc.                                                     4,400              206
  United Technologies Corporation                                  4,500              306

Air Transportation (0.31%)
  AMR Corporation (a)                                              4,600               78
  Delta Air Lines, Inc.                                            7,500              150
  FedEx Corporation                                                7,700              411
  Southwest Airlines Co.                                          11,700              189

Amusement & Recreation Services (0.09%)
  Disney (Walt) Company (The)                                     12,600              238

Apparel & Accessory Stores (0.26%)
  Gap, Inc. (The) (b)                                             16,600              236
  Limited, Inc. (The)                                             16,125              343
  TJX Companies, Inc. (The)                                        5,400              106

Apparel Products (0.39%)
  Cintas Corporation                                               2,600              129
  Liz Claiborne, Inc.                                             15,200              483
  V.F. Corporation                                                10,600              416

Automotive (0.60%)
  Ford Motor Company                                              13,600              218
  General Motors Corporation                                       2,700              144
  Harley-Davidson, Inc.                                              300               15
  Honda Motor Co., Ltd. -- ADR                                     5,000              104
  Honeywell International Inc.                                    14,900              525
  Navistar International Corporation (a)                          10,100              323
  Nissan Motor Co., Ltd. -- ADR                                    4,800               67
  Toyota Motor Corporation -- ADR                                  4,100              217

Beer, Wine, & Distilled Beverages (0.03%)
  Kirin Brewery Company, Limited -- ADR                            1,100               77

Beverages (1.95%)
  Anheuser-Busch Companies, Inc.                                  17,225              861
  Coca-Cola Company (The)                                         43,963            2,462
  Coca-Cola Enterprises Inc.                                      10,600              234
  Pepsi Bottling Group, Inc. (The)                                11,800              363
  PepsiCo, Inc.                                                   26,558            1,280

Business Services (0.64%)
  Clear Channel Communications, Inc. (a)                           6,500              208
  First Data Corporation                                          32,700            1,216
  Moody's Corporation                                              4,300              214
  ORIX Corporation -- ADR                                          1,500               61

Chemicals & Allied Products (2.96%)
  Air Products and Chemicals, Inc.                                11,700              590
  Asahi Kasei Corporation -- ADR                                   1,800               60
  Avon Products, Inc.                                              3,800              199
  Clorox Company (The)                                             6,600              273
  Colgate-Palmolive Company                                        7,438              372
  Dow Chemical Company (The)                                      19,600              674
  du Pont (E.I.) de Nemours and Company                           13,900              617
  IMC Global Inc.                                                 14,500              181
  Kao Corporation -- ADR                                             500              115
  Lubrizol Corporation (The)                                      13,400              449
  Pharmacia Corporation                                           20,923              784
  PPG Industries, Inc.                                            10,300              638
  Praxair, Inc.                                                    3,200              182
  Procter & Gamble Company (The)                                  22,150            1,978

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Chemicals & Allied Products (continued)
  Rohm and Haas Company                                           17,000   $          688
  Shiseido Company, Limited -- ADR                                 7,100               94

Commercial Banks (6.42%)
  AmSouth Bancorporation                                          12,500              280
  Bank of America Corporation                                     34,900            2,456
  Bank of New York Company, Inc. (The)                            17,850              602
  Bank One Corporation                                            14,000              539
  Citigroup Inc.                                                 117,858            4,566
  Concord EFS, Inc. (a)                                            8,851              267
  Fifth Third Bancorp                                             10,675              711
  FleetBoston Financial Corporation                               17,400              563
  Marshall & Ilsley Corporation                                    5,000              155
  MBNA Corporation                                                20,800              688
  Mellon Financial Corporation                                     5,300              167
  Mitsubishi Tokyo Financial Group, Inc. -- ADR                   37,400              254
  Morgan Chase & Co. (J.P.)                                       47,400            1,608
  National City Corporation                                        3,500              116
  Northern Trust Corporation                                       2,000               88
  PNC Financial Services Group, Inc. (The)                           400               21
  Regions Financial Corporation                                    8,000              281
  Shizuoka Bank, Ltd. (The) -- ADR                                 1,100               67
  SouthTrust Corporation                                           4,800              125
  State Street Corporation                                         3,900              174
  SunTrust Banks, Inc.                                             2,100              142
  Synovus Financial Corp.                                          7,900              217
  U.S. Bancorp                                                    20,500              479
  Union Planters Corporation                                       7,350              238
  Wachovia Corporation                                            34,700            1,325
  Wells Fargo & Company                                           20,500            1,026

Communication (0.61%)
  Liberty Media Corporation -- Class A (a)                        28,137              281
  Viacom, Inc. -- Class B (a)                                     30,490            1,353

Communications Equipment (0.44%)
  Corning Incorporated (a)                                        24,600               87
  Lucent Technologies Inc. (a)(b)                                 28,000               46
  Motorola, Inc.                                                  31,525              455
  Nortel Networks Corporation (a)                                 54,100               78
  QUALCOMM Incorporated (a)                                       11,875              326
  Scientific-Atlanta, Inc. (b)                                    10,800              178

Computer & Data Processing Services (3.77%)
  Adobe Systems Incorporated                                       3,600              103
  Affiliated Computer Services, Inc. -- Class A (a)                2,400              114
  Amdocs Limited (a)(b)                                           28,500              215
  AOL Time Warner Inc. (a)                                        62,225              915
  Automatic Data Processing, Inc.                                  6,400              279
  Computer Associates International, Inc.                         18,800              299
  Computer Sciences Corporation (a)(b)                            12,200              583
  Electronic Data Systems Corporation                              8,100              301
  Fiserv, Inc. (a)                                                 5,600              206
  Intuit Inc. (a)                                                  4,250              211
  Microsoft Corporation (a)                                       91,575            5,008
  Oracle Corporation (a)                                         103,650              982
  PeopleSoft, Inc. (a)                                             3,600               54
  Sabre Holdings Corporation (a)                                   3,000              107
  Siebel Systems, Inc. (a)                                        12,200              173
  SunGard Data Systems Inc. (a)                                    3,150               83
  VERITAS Software Corporation (a)                                12,502              247
  Yahoo! Inc. (a)                                                 14,100              208

Computer & Office Equipment (3.08%)
  Apple Computer, Inc. (a)                                         5,200               92
  Brocade Communications Systems, Inc. (a)                         2,900               51
  Canon Inc. -- ADR (b)                                            3,600              136
  Cisco Systems, Inc. (a)                                        159,300            2,222
  Dell Computer Corporation (a)                                   57,500            1,503
  EMC Corporation (a)                                             57,375              433
  Fujitsu Limited -- ADR                                           1,800               63
  Hewlett-Packard Company                                         44,708              683
  Hitachi, Ltd. -- ADR                                             1,500               96

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Computer & Office Equipment (continued)
  International Business Machines Corporation                     22,950   $        1,652
  Lexmark International Group, Inc. (a)                            9,500              517
  NEC Corporation -- ADR                                           8,700               60
  Pitney Bowes Inc.                                                5,300              211
  Ricoh Company, Ltd. -- ADR                                         600               51

  Seagate Technology, Inc.                                        36,900               (f)
  Sun Microsystems, Inc. (a)                                      83,575              419
  Xerox Corporation (a)(b)                                         2,800               20

Construction (0.03%)
  Sekisui House, Ltd. -- ADR                                      10,200               75

Department Stores (0.15%)
  Federated Department Stores, Inc. (a)                            1,600               64
  Kohl's Corporation (a)                                           4,300              301
  Sears, Roebuck and Co.                                             600               33

Drug Stores & Proprietary Stores (0.39%)
  CVS Corporation                                                  6,200              190
  Walgreen Co.                                                    21,750              840

Electric Services (1.69%)
  American Electric Power Company, Inc. (b)                       11,000              440
  Dominion Resources, Inc. (b)                                    10,800              715
  DTE Energy Company                                              12,300              549
  Duke Energy Corporation (b)                                     19,600              610
  Entergy Corporation                                             13,000              552
  FirstEnergy Corp.                                                9,800              327
  FPL Group, Inc. (b)                                              6,600              396
  Progress Energy, Inc.                                            3,900              203
  Reliant Energy, Incorporated                                    12,600              213
  Southern Company (The)                                           8,500              233
  TXU Corp.                                                        5,500              284

Electric, Gas & Sanitary Services (0.57%)
  Consolidated Edison, Inc.                                       14,100              589
  Exelon Corporation                                               6,600              345
  NiSource Inc.                                                    4,200               92
  PG&E Corporation (a)                                             3,500               63
  Public Service Enterprise Group Incorporated                     2,900              126
  Xcel Energy, Inc.                                               18,000              302

Electrical Goods (0.23%)
  Arrow Electronics, Inc. (a)(b)                                  14,500              301
  Avnet, Inc.                                                     14,100              310

Electronic & Other Electric Equipment (2.78%)
  Cooper Industries, Inc. -- Class A                               6,600              259
  Eaton Corporation (b)                                            5,200              378
  Emerson Electric Co.                                             1,500               80
  General Electric Company                                       171,175            4,972
  Kyocera Corporation -- ADR                                         900               66
  Matsushita Electric Industrial Co., Ltd. -- ADR                  9,200              127
  Matsushita Electric Works, Ltd. -- ADR                           1,100               79
  Maytag Corporation                                               7,000              299
  Nintendo Co., Ltd. -- ADR                                        3,800               69
  Omron Corporation -- ADR                                           500               72
  SANYO Electric Co., Ltd. -- ADR                                  2,600               57
  Secom Co., Ltd. -- ADR                                             900               88
  Sharp Corporation -- ADR                                           500               63
  Sony Corporation -- ADR                                          3,300              175
  Sumitomo Electric Industries, Ltd. -- ADR                        1,100               76
  Whirlpool Corp.                                                  8,700              569

Electronic Components & Accessories (2.68%)
  Agere Systems Inc. (a)                                             286               (f)
  Agere Systems Inc. -- Class B (a)                                7,037               11
  Altera Corporation (a)                                          14,813              201
  Analog Devices, Inc. (a)                                        10,325              307
  Broadcom Corporation -- Class A (a)(b)                           8,800              154
  Intel Corporation                                              144,250            2,635
  Intersil Corporation -- Class A (a)                              1,500               32
  Linear Technology Corporation                                    9,350              294
  Maxim Integrated Products (a)                                    8,450              324
  Micron Technology, Inc. (a)                                     11,400              231

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Molex Incorporated (b)                                          15,900   $          533
  TDK Corporation -- ADR                                           1,100               52
  Texas Instruments Incorporated                                  46,000            1,090
  Tyco International Ltd.                                         81,600            1,102
  Xilinx, Inc. (a)                                                 8,775              197

Environmental Services (0.13%)
  Waste Management, Inc.                                          13,700              357

Fabricated Metal Products (0.78%)
  Alliant Techsystems Inc. (a)                                     1,175               75
  Fortune Brands, Inc.                                             8,600              482
  Gillette Company (The)                                          16,600              562
  Parker-Hannifin Corporation                                     16,100              769
  Stanley Works (The)                                              4,500              185

Food & Kindred Products (1.08%)
  Ajinomoto Co., Inc. -- ADR                                         800               86
  Archer Daniels Midland Co.                                       7,600               97
  Campbell Soup Company                                           13,200              365
  ConAgra Foods, Inc.                                              8,900              246
  General Mills, Inc.                                              5,700              251
  Heinz (H.J.) Company                                             5,700              234
  Kellogg Company                                                 12,700              455
  Sara Lee Corporation                                            28,600              590
  Smucker (J.M.) Company (The)                                       338               12
  Unilever NV -- NY Shares                                         4,900              318
  Wrigley (Wm.) Jr. Company (b)                                    4,100              227

Food Stores (0.36%)
  Albertson's, Inc.                                                8,500              259
  Kroger Co. (The) (a)                                            20,300              404
  Safeway Inc. (a)                                                 7,500              219
  Seven-Eleven Japan Co., Ltd. -- ADR                              1,800               71

Furniture & Home Furnishings Stores (0.04%)
  Bed Bath & Beyond Inc. (a)                                       2,700              102

Gas Production & Distribution (0.19%)
  El Paso Corporation                                             22,100              455
  Williams Companies, Inc. (The)                                   7,000               42

Health Services (0.96%)
  HCA Inc.                                                         8,525              405
  HEALTHSOUTH Corporation (a)                                     92,700            1,186
  Laboratory Corporation of America Holdings (a)                   7,750              354
  Quest Diagnostics Incorporated (a)(b)                            4,700              404
  Tenet Healthcare Corporation (a)                                 2,800              200

Holding & Other Investment Offices (0.01%)
  Equity Office Properties Trust                                     500               15

Industrial Machinery & Equipment (1.21%)
  Advantest Corporation -- ADR                                     2,400               38
  Applied Materials, Inc. (a)                                     41,776              795
  Axcelis Technologies, Inc. (a)                                   7,600               86
  Baker Hughes Incorporated                                       14,025              467
  Black & Decker Corporation (The)                                 3,600              174
  Caterpillar, Inc.                                                4,500              220
  Cummins Inc. (b)                                                 9,500              314
  Dover Corporation                                                6,300              221
  Ebara Corporation -- ADR                                         1,200               65
  Illinois Tool Works Inc.                                         2,600              178
  Ingersoll-Rand Company -- Class A                                5,100              233
  ITT Industries, Inc.                                             1,500              106
  Novellus Systems, Inc. (a)(b)                                    2,700               92
  Tecumseh Products Company -- Class A                             4,700              249

Instruments & Related Products (0.40%)
  Agilent Technologies, Inc. (a)                                   5,100              121
  Beckman Coulter Inc.                                             7,000              349
  Danaher Corporation                                              2,100              139
  Eastman Kodak Company (b)                                          900               26
  Fuji Photo Film Co., Ltd. -- ADR                                 2,700               85
  KLA-Tencor Corporation (a)(b)                                    3,800              167
  Raytheon Company                                                 4,550              185

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Insurance (2.72%)
  ACE Limited                                                         15   $          465
  Aetna Inc. (b)                                                   3,000              144
  Allstate Corporation (The)                                      16,400              606
  American International Group, Inc.                              38,925            2,656
  Cincinnati Financial Corporation                                 1,800               84
  Everest Re Group, Ltd.                                           5,600              313
  Health Net Inc. (a)(b)                                          46,700            1,250
  MGIC Investment Corporation                                      3,000              203
  Millea Holdings, Inc. -- ADR (a)                                 1,800               73
  Progressive Corporation (The)                                    4,200              243
  St. Paul Companies, Inc. (The) (b)                              13,600              529
  Travelers Property Casualty Corp. -- Class A (a)                 5,800              103
  UnitedHealth Group Incorporated                                  2,500              229
  UnumProvident Corporation                                       12,000              305
  WellPoint Health Networks Inc. (a)                                 800               62

Insurance Agents, Brokers & Service (0.47%)
  Hartford Financial Services Group, Inc. (The)                    7,600              452
  Marsh & McLennan Companies, Inc. (b)                             5,400              522
  MetLife, Inc.                                                    9,600              276

Life Insurance (0.06%)
  Lincoln National Corporation                                     2,600              109
  Prudential Financial, Inc. (a)                                   1,900               63

Lumber & Other Building Materials (0.95%)
  Home Depot, Inc. (The)                                          51,610            1,896
  Lowe's Companies, Inc.                                          13,800              627

Lumber & Wood Products (0.78%)
  Georgia-Pacific Corporation                                      4,500              111
  Masco Corporation (b)                                           19,300              523
  Weyerhaeuser Company                                            22,600            1,443

Management Services (0.07%)
  Paychex, Inc.                                                    5,900              185

Manufacturing Industries (0.05%)
  International Game Technology (a)                                2,163              123

Medical Instruments & Supplies (1.20%)
  Baxter International Inc.                                       10,100              449
  Becton, Dickinson and Company                                    3,600              124
  Biomet, Incorporated                                             1,900               52
  Boston Scientific Corporation (a)                                8,400              246
  Guidant Corporation (a)                                         15,500              469
  Medtronic, Inc.                                                 22,263              954
  St. Jude Medical, Inc. (a)                                       1,800              133
  Stryker Corporation                                              3,600              193
  Zimmer Holdings, Inc. (a)                                       16,100              574

Metal Mining (0.21%)
  Barrick Gold Corporation (b)                                    18,400              349
  Companhia Vale do Rio Doce -- ADR (a)                            3,200               89
  Newmont Mining Corporation (b)                                   4,300              113

Motion Pictures (0.04%)
  Regal Entertainment Group -- Class A (a)                         4,900              114

Oil & Gas Extraction (0.74%)
  Anadarko Petroleum Corporation                                   6,175              304
  Apache Corporation                                                 700               40
  BJ Services Company (a)                                          5,650              191
  Burlington Resources Inc.                                        1,400               53
  Devon Energy Corporation                                           300               15
  Dynegy Inc.                                                     10,200               73
  Halliburton Company                                              9,500              151
  Kerr-McGee Corporation                                           2,400              129
  Occidental Petroleum Corporation                                10,600              318
  Schlumberger Limited                                            11,300              525
  Transocean Inc.                                                    500               16
  Unocal Corporation                                               4,500              166

Paper & Allied Products (0.78%)
  3M Company                                                       2,300              283
  Avery Dennison Corporation                                       2,500              157
  International Paper Company                                     28,200            1,229
  Kimberly-Clark Corporation                                       6,800              422

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Personal Credit Institutions (0.44%)
  Capital One Financial Corporation                               14,238   $          869
  Household International, Inc.                                    5,900              293

Personal Services (0.18%)
  Block, (H & R) Inc.                                              1,900               88
  Cendant Corp. (a)(b)                                            16,000              254
  Weight Watchers International, Inc. (a)                          2,900              126

Petroleum Refining (3.68%)
  Amerada Hess Corporation                                         2,600              215
  BP PLC -- ADR                                                    6,700              338
  ChevronTexaco Corporation                                       22,100            1,956
  Conoco Inc.                                                     15,900              442
  Exxon Mobil Corporation                                         94,300            3,858
  Marathon Oil Corporation                                        17,300              469
  Phillips Petroleum Company                                       8,000              471
  Royal Dutch Petroleum Company -- NY Registered Shares           37,500            2,073

Pharmaceuticals (6.15%)
  Abbott Laboratories                                             28,488            1,073
  Allergan, Inc.                                                   2,700              180
  AmerisourceBergen Corporation (b)                                3,150              239
  Amgen Inc. (a)                                                  20,038              839
  Banyu Pharmaceutical Co., Ltd. -- ADR                              100               26
  Biogen, Inc. (a)                                                 4,500              186
  Bristol-Myers Squibb Co.                                        37,300              959
  Cardinal Health, Inc.                                            9,600              590
  Celgene Corporation (a)                                          2,400               37
  Chiron Corporation (a)                                           7,100              251
  Eisai Company, Ltd. -- ADR                                       1,800               46
  Forest Laboratories, Inc. (a)                                    3,200              227
  Genzyme Corporation -- General Division (a)                      5,600              108
  Gilead Sciences, Inc. (a)(b)                                     2,600               85
  Immunex Corporation (a)                                          8,600              192
  Johnson & Johnson                                               51,875            2,711
  King Pharmaceuticals, Inc. (a)                                   3,300               73
  Lilly (Eli) and Company                                         17,100              964
  McKesson HBOC, Inc.                                              4,900              160
  MedImmune, Inc. (a)                                              8,200              216
  Merck & Co., Inc.                                               33,375            1,690
  Pfizer Inc.                                                    112,500            3,937
  Schering-Plough Corporation                                     20,200              497
  Wyeth                                                           22,463            1,150

Primary Metal Industries (0.56%)
  Alcan Inc.                                                      25,700              964
  Alcoa Inc.                                                       2,900               96
  Engelhard Corporation                                           15,000              425

Printing & Publishing (0.06%)
  Dai Nippon Printing Co., Ltd. -- ADR                               800              106
  Toppan Printing Co., Ltd. -- ADR                                 1,200               62

Radio & Television Broadcasting (0.09%)
  Univision Communications Inc. -- Class A (a)(b)                  7,400              232

Radio, Television, & Computer Stores (0.08%)
  Best Buy Co., Inc. (a)                                           6,000              218

Railroads (0.50%)
  Burlington Northern Santa Fe Corp.                              14,100              423
  CSX Corporation                                                 11,600              407
  Nagoya Railroad Co., Ltd. -- ADR                                 5,900              158
  Norfolk Southern Corporation                                    15,100              353

Real Estate (0.03%)
  Mitsubishi Estate Company, Limited -- ADR                          900               74

Restaurants (0.24%)
  Wendy's International, Inc.                                      2,200               88
  Yum! Brands, Inc. (a)                                           18,700              547

Retail Trade (0.13%)
  Alberto-Culver Company -- Class B                                1,500               72
  Ito-Yokado Co., Ltd.                                             1,700               84
  Staples, Inc. (a)                                                3,400               67
  Tiffany & Co.                                                    3,338              117

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Rubber & Misc. Plastic Products (0.02%)
  Bridgestone Corporation -- ADR                                     300   $           41

Savings Institutions (0.33%)
  Charter One Financial, Inc.                                      3,300              113
  Washington Mutual, Inc.                                         21,000              779

Security & Commodity Brokers (1.51%)
  American Express Company                                        22,100              803
  Bear Stearns Companies Inc. (The) (b)                            4,700              288
  Daiwa Securities Group Inc. -- ADR                                 800               52
  Franklin Resources, Inc.                                         9,300              397
  Goldman Sachs Group, Inc. (The)                                  4,425              325
  Lehman Brothers Holdings Inc.                                   12,800              800
  Merrill Lynch & Co., Inc.                                       19,000              770
  Nomura Holdings, Inc. -- ADR                                     8,000              118
  Schwab (Charles) Corporation (The)                              42,500              476

Telecommunications (2.99%)
  ALLTEL Corporation                                              13,300              625
  AT&T Corp.                                                     111,000            1,188
  AT&T Wireless Services, Inc. (a)(b)                             74,200              434
  BellSouth Corporation                                           29,300              923
  Nippon Telegraph and Telephone Corporation                       3,300               68
  NTT DoCoMo, Inc. -- ADR (b)                                      6,350              156
  Qwest Communications International Inc. (a)                     33,300               93
  SBC Communications Inc.                                         60,813            1,855
  Sprint Corporation (FON Group)                                  14,500              154
  Sprint Corporation (PCS Group) (a)(b)                           21,800               97
  Verizon Communications, Inc.                                    59,115            2,373

Textile Mill Products (0.02%)
  Toray Industries, Inc. -- ADR                                    2,400               64

Tobacco Products (0.61%)
  Loews Corporation -- Carolina Group                              3,800              103
  Philip Morris Companies Inc.                                    34,650            1,514

Transportation Equipment (0.20%)
  General Dynamics Corporation                                     5,125              545

Trucking & Warehousing (0.11%)
  CNF Transportation Inc.                                          7,600              289

U.S. Government Agencies (1.07%)
  Fannie Mae                                                      13,900            1,025
  Freddie Mac                                                     29,838            1,826

Variety Stores (1.37%)
  BJ's Wholesale Club, Inc. (a)(b)                                 5,275              203
  Costco Wholesale Corporation (a)                                 5,950              230
  Dollar General Corporation                                       9,650              184
  Dollar Tree Stores, Inc. (a)(b)                                  4,750              187
  Target Corporation                                               9,800              373
  Wal-Mart Stores, Inc.                                           45,075            2,480

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Water Transportation (0.05%)
  Carnival Corporation                                             2,900   $           80
  Nippon Yusen Kabushiki Kaisha -- ADR                             1,800               62

Wholesale Trade Durable Goods (0.05%)
  Mitsubishi Corporation -- ADR                                    4,200               60
  Mitsui & Co., Ltd. -- ADR                                          600               79

Wholesale Trade Nondurable Goods (0.18%)
  SYSCO Corporation                                               18,000              490
                                                                           --------------

TOTAL COMMON STOCKS (COST: $194,264)                                              171,679
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.17%)
  U.S. Treasury Bill (e)
    1.87%, due 10/17/2002                                  $         455   $          452
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $452)                                                                          452
                                                                           --------------

SHORT-TERM OBLIGATIONS (4.98%)
  Morgan Chase & Co. (J.P.) (d) 1.75%, Repurchase
    Agreement dated 06/28/2002 to be repurchased at
    $13,304 on 07/01/2002                                         13,302           13,302
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $13,302)                                       13,302
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $296,051)                               $      274,560
                                                                           ==============

SUMMARY:
  Investments, at market value                                   102.89%   $      274,560
  Liabilities in excess of other assets                           -2.89%           (7,715)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      266,845
                                                           =============   ==============

FUTURES CONTRACTS:

-----------------------------------------------------------------------------
                                                               NET UNREALIZED
                                        SETTLEMENT              APPRECIATION
                            CONTRACTS      DATE      AMOUNT    (DEPRECIATION)
-----------------------------------------------------------------------------
S&P 500 Index                   7       09/19/2002   $1,733        $ (71)
U.S. Treasury Bond             17       09/30/2002    1,747          (46)
5-Year U.S. Treasury Note      23       09/30/2002    2,471          (60)
10-Year U.S. Treasury
 Note                          44       09/30/2002    4,718          132
                                                     -------   --------------
                                                     $10,669       $ (45)
                                                     =======   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN ASSET ALLOCATION (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $16,450. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) At June 30, 2002, repurchase agreements are collateralized by $11,283 U.S. Treasury Bond (7.13%, due 02/15/2023) with a market value and accrued interest of $13,297.

(e) At June 30, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at June 30, 2002 is $452. In addition, cash in the amount of $200 was segregated at June 30, 2002.

(f) Market value is less than $1.

(g) Floating or variable rate note. Rate is listed as of June 30, 2002.

(h) Republic of Argentina is currently in default on interest payments.

DEFINITIONS:

ADR  American Depositary Receipt
TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN MONEY MARKET
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (37.02%)
  Fannie Mae
    1.75%, due 07/17/2002                                  $      10,000   $        9,991
    1.76%, due 08/07/2002                                         14,430           14,402
    1.86%, due 12/04/2002                                         10,400           10,315
  Federal Home Loan Bank
    1.87%, due 07/01/2002                                          9,500            9,499
    1.71%, due 07/05/2002                                         12,000           11,997
  Freddie Mac
    1.73%, due 07/23/2002                                         14,550           14,533
    1.97%, due 11/25/2002                                         12,780           12,676
  Sallie Mae
    2.17%, due 02/18/2003                                          7,150            7,049
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $90,462)                                                                    90,462
                                                                           --------------

COMMERCIAL PAPER (62.99%)

Asset-Backed (16.36%)
  Ciesco LP
    1.77%, due 07/23/2002                                         10,000            9,988
  FCAR Owner Trust I
    1.78%, due 07/16/2002                                         10,000            9,992
  Mortgage Interest Networking Trust
    1.82%, due 07/22/2002                                         10,000            9,988
  New Center Asset Trust
    1.77%, due 07/10/2002                                         10,000            9,995

Commercial Banks (24.52%)
  Abbey National North America LLC
    1.77%, due 07/01/2002                                          7,400            7,399
  Barclays U.S. Funding Corporation
    1.82%, due 09/09/2002                                          8,000            7,971
  Commonwealth Bank of Australia Finance Inc. (Delaware)
    1.75%, due 07/05/2002                                          6,825            6,823
  Deutsche Bank Financial Inc.
    1.80%, due 07/24/2002                                         12,750           12,734
  Northern Trust Corporation
    1.79%, due 07/09/2002                                         15,000           14,993
  UBS Finance (Delaware) LLC
    2.00%, due 07/01/2002                                         10,000            9,999

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Insurance (4.09%)
  USAA Capital Corporation
    1.78%, due 07/01/2002                                  $      10,000   $        9,999

Personal Credit Institutions (10.21%)
  American Honda Finance Corporation
    1.76%, due 07/24/2002                                          5,000            4,994
  General Electric Capital Corporation
    1.83%, due 10/07/2002                                         10,000            9,949
  Wells Fargo Financial, Inc.
    1.79%, due 07/12/2002                                         10,000            9,994

Pharmaceuticals (3.72%)
  Merck & Co., Inc.
    1.78%, due 07/01/2002                                          9,100            9,099

Security & Commodity Brokers (4.09%)
  Goldman Sachs Group, Inc. (The)
    1.80%, due 07/03/2002                                         10,000            9,998
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $153,915)                                           153,915
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $244,377)                               $      244,377
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.01%   $      244,377
  Liabilities in excess of other assets                           -0.01%              (33)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      244,344
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (2.01%)

Brazil (1.21%)
  Petroleo Brasileiro SA -- Petrobras -- ADR (b)                 590,830   $       10,280

Germany (0.80%)
  Porsche AG                                                      14,317            6,779
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $19,018)                                             17,059
                                                                           --------------

COMMON STOCKS (90.46%)

Australia (0.21%)
  Westpac Banking Corporation                                    193,280            1,769

Bermuda (0.62%)
  Accenture Ltd (a)(b)                                           213,645            4,059
  Tyco International Ltd.                                         89,470            1,209

Brazil (0.57%)
  Companhia Vale do Rio Doce -- ADR (a)(b)                        79,845            2,209
  Petroleo Brasileiro SA -- Petrobras -- ADR                     138,330            2,609

Canada (1.42%)
  EnCana Corporation (b)                                          15,892              486
  PanCanadian Energy Corporation                                 327,988           10,094
  Thomson Corporation (The)                                       46,179            1,460

China (0.65%)
  PetroChina Company Limited                                  26,170,000            5,570

Denmark (0.44%)
  Danske Bank A/S                                                202,621            3,725

Finland (0.97%)
  Nokia Oyj                                                      128,069            1,872
  Stora Enso Oyj -- R Shares                                     248,617            3,480
  UPM-Kymmene Oyj                                                 74,580            2,932

France (5.41%)
  Carrefour SA                                                    74,587            4,032
  Groupe Danone SA                                                39,207            5,383
  Pinault-Printemps-Redoute SA                                    13,969            1,655
  Sanofi-Synthelabo                                               79,537            4,833
  Schneider Electric SA                                          109,579            5,885
  Societe Generale -- Class A                                     85,053            5,596
  Total Fina Elf SA (b)                                          114,744           18,608

Germany (2.46%)
  BASF AG                                                        103,395            4,788
  Bayer AG                                                       106,013            3,357
  Bayerische Motoren Werke AG (BMW)                               77,469            3,190
  Deutsche Bank AG                                                39,730            2,757
  Muenchener Rueckversicherungs -- Gesellschaft AG (b)            28,864            6,819

Hong Kong (1.51%)
  China Mobile (Hong Kong) Limited (a)                         3,940,250           11,669
  CNOOC Limited                                                  880,000            1,179

Israel (1.25%)
  Teva Pharmaceutical Industries Ltd. -- ADR (b)                 159,115           10,626

Italy (1.52%)
  ENI -- Ente Nazionale Idrocarburi (b)                          462,666            7,359
  Telecom Italia SpA (b)                                         321,675            2,536
  Telecom Italia SpA -- RNC                                      575,405            3,048

Japan (7.97%)
  Asahi Breweries, Ltd.                                          277,000            2,316
  Dai Nippon Printing Co., Ltd.                                  215,000            2,851
  Hoya Corporation                                                54,300            3,946
  Ito-Yokado Co., Ltd.                                            38,000            1,900
  Japan Tobacco Inc.                                                 196            1,313
  Kao Corporation                                                262,000            6,027
  Nissan Motor Co., Ltd.                                         975,000            6,745
  NTT DoCoMo, Inc.                                                 2,883            7,089
  Rohm Company, Ltd.                                              12,300            1,834
  Sony Corporation                                               243,000           12,820

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Takeda Chemical Industries, Ltd.                               271,000   $       11,881
  Toyota Motor Corporation                                        44,600            1,182
  Yamanouchi Pharmaceutical Co., Ltd.                            303,000            7,854

Mexico (2.06%)
  Grupo Televisa SA de CV -- ADR (a)(b)                          309,740           11,578
  Telefonos de Mexico SA de CV -- ADR (b)                        186,355            5,978

Netherlands (3.70%)
  Akzo Nobel NV                                                   74,469            3,239
  Elsevier NV                                                    224,868            3,061
  Koninklijke Ahold NV                                           450,693            9,469
  Koninklijke Philips Electronics NV                              56,055            1,563
  Koninklijke Philips Electronics NV -- NY Registered
    Shares                                                        19,075              526
  Unilever NV -- CVA                                             105,358            6,890
  Wolters Kluwer NV                                              352,590            6,685

Russia (0.16%)
  YUKOS Oil Company -- ADR (b)                                     9,985            1,380

South Korea (1.84%)
  Hyundai Motor Company Limited                                  114,660            3,451
  Kookmin Bank                                                    67,710            3,292
  Kookmin Bank -- ADR                                             17,435              857
  Samsung Electronics Co., Ltd.                                   29,490            8,078

Spain (1.28%)
  Banco Bilbao Vizcaya Argentaria, SA                            719,220            8,123
  Banco Popular Espanol SA                                        63,212            2,792

Sweden (2.50%)
  Assa Abloy AB -- Class B Free                                  681,835            9,589
  Securitas AB -- Class B                                        568,507           11,669

Switzerland (5.49%)
  Credit Suisse Group (a)                                        170,652            5,407
  Givaudan SA -- Registered Shares                                 5,516            2,219
  Nestle SA -- Registered Shares                                  24,179            5,626
  Serono SA -- Class B                                             2,745            1,806
  STMicroelectronics NV (b)                                      370,001            9,215
  STMicroelectronics NV -- NY Registered Shares                  120,769            2,938
  Swiss Reinsurance Company -- Registered Shares                 117,473           11,461
  UBS AG -- Registered Shares (a)                                159,585            8,009

United Kingdom (11.33%)
  Abbey National PLC                                             196,451            2,310
  Anglo American PLC                                             139,533            2,318
  Barclays PLC                                                   197,806            1,663
  BOC Group PLC (The)                                            535,194            8,306
  BP PLC                                                       1,276,700           10,714
  BT Group PLC                                                   858,623            3,295
  Capita Group PLC (The)                                         359,841            1,710
  Compass Group PLC                                              656,508            3,979
  Diageo PLC                                                     939,904           12,196
  Dixons Group PLC                                               870,276            2,535
  GlaxoSmithKline PLC                                            376,926            8,140
  HBOS PLC                                                       313,185            3,387
  Kingfisher PLC                                                 232,949            1,122
  Pearson PLC                                                    526,498            5,232
  Reckitt Benckiser PLC                                          197,698            3,544
  Reed International PLC                                         312,035            2,963
  Reuters Group PLC                                              300,874            1,595
  Royal Bank of Scotland Group PLC (The)                         130,943            3,709
  Safeway PLC                                                    905,051            3,884
  Standard Chartered PLC                                         467,936            4,989
  Willis Group Holdings Limited (a)                               56,610            1,863
  WPP Group PLC                                                  823,291            6,946

United States (37.10%)
  Abbott Laboratories                                            171,120            6,443
  Allstate Corporation (The)                                     154,945            5,730
  Anadarko Petroleum Corporation (b)                             120,995            5,965

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  AOL Time Warner Inc. (a)                                       264,118   $        3,885
  ARAMARK Corporation -- Class B (a)                              56,870            1,422
  Automatic Data Processing, Inc.                                 79,470            3,461
  Bank of New York Company, Inc. (The)                           273,440            9,229
  Baxter International Inc.                                       41,285            1,835
  BISYS Group, Inc. (The) (a)                                     68,890            2,294
  Cardinal Health, Inc.                                           60,330            3,705
  Cendant Corp. (a)(b)                                           267,615            4,250
  CIGNA Corporation (b)                                           78,995            7,696
  Citigroup Inc.                                                 635,705           24,635
  Clear Channel Communications, Inc. (a)                         272,424            8,723
  Coca-Cola Company (The)                                         63,375            3,549
  Colgate-Palmolive Company                                       53,880            2,697
  Costco Wholesale Corporation (a)                                84,625            3,268
  Disney (Walt) Company (The)                                    178,695            3,377
  Electronic Arts Inc. (a)(b)                                     43,480            2,872
  Electronic Data Systems Corporation                            165,660            6,154
  Fannie Mae                                                     133,940            9,878
  First Data Corporation                                         254,560            9,470
  Fiserv, Inc. (a)                                               130,572            4,793
  Genentech, Inc. (a)                                             61,560            2,062
  General Dynamics Corporation                                    69,955            7,440
  Goldman Sachs Group, Inc. (The)                                 62,150            4,559
  Home Depot, Inc. (The)                                         182,325            6,697
  Honeywell International Inc.                                   194,530            6,853
  Household International, Inc.                                   36,925            1,835
  Interpublic Group of Companies, Inc. (The)                     190,585            4,719
  Johnson & Johnson                                               49,365            2,580
  Lauder (Estee) Companies Inc. (The) -- Class A (b)             227,400            8,004
  Liberty Media Corporation -- Class A (a)                       196,965            1,970
  Lockheed Martin Corporation                                     27,065            1,881
  Marsh & McLennan Companies, Inc.                               100,400            9,699
  McDonald's Corporation                                          61,760            1,757
  McGraw-Hill Companies, Inc. (The)                              126,200            7,534
  McKesson HBOC, Inc.                                            182,205            5,958
  Medtronic, Inc.                                                200,595            8,595
  Mellon Financial Corporation                                    89,435            2,811
  Microsoft Corporation (a)                                      227,270           12,432
  New York Times Company (The) -- Class A                         31,630            1,629
  NIKE, Inc. -- Class B                                           43,110            2,313
  Northern Trust Corporation                                      82,740            3,646
  Northrop Grumman Corporation (b)                                14,630            1,829
  Pfizer Inc.                                                    419,910           14,697
  Philip Morris Companies Inc.                                   252,865           11,045
  Praxair, Inc.                                                   18,170            1,035
  Raytheon Company                                               129,040            5,258
  Schlumberger Limited                                            71,115            3,307
  SLM Corporation (b)                                             38,690            3,749
  State Street Corporation                                        74,990            3,352
  SYSCO Corporation                                               89,270            2,430
  United Parcel Service, Inc. -- Class B                          51,910            3,205
  UnitedHealth Group Incorporated                                 57,865            5,298
  USA Networks, Inc. (a)(b)                                      197,070            4,621
  Viacom, Inc. -- Class B (a)                                    157,885            7,005
  Walgreen Co.                                                    56,600            2,186
  Washington Mutual, Inc.                                         46,230            1,716
  Waste Management, Inc.                                         109,405            2,850
  Wyeth                                                           34,925            1,788
                                                                           --------------

TOTAL COMMON STOCKS (COST: $808,201)                                              769,529
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (6.82%)
  Fannie Mae
    1.88%, due 07/11/2002                                  $       8,000   $        7,995
    3.41%, due 07/12/2002                                          5,000            4,994
  Federal Home Loan Bank
    1.68%, due 07/01/2002                                         15,000           14,999
    1.69%, due 07/08/2002                                         30,000           29,987
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $57,975)
                                                                                   57,975
                                                                           --------------

COMMERCIAL PAPER (1.74%)
  Citigroup Inc.
    1.85%, due 07/01/2002                                         14,800           14,798
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $14,798)                                             14,798
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $899,992)                               $      859,361
                                                                           ==============

SUMMARY:
  Investments, at market value                                   101.03%   $      859,361
  Liabilities in excess of other assets                           -1.03%           (8,776)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      850,585
                                                           =============   ==============


INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------
                                                                            MARKET
                                                           PERCENTAGE        VALUE
------------------------------------------------------------------------------------
  Commercial Banks                                            12.00%       $102,058
  Pharmaceuticals                                              9.68%         82,373
  Oil & Gas Extraction                                         7.86%         66,837
  Business Services                                            6.00%         51,050
  Chemicals & Allied Products                                  4.82%         40,997
  Insurance                                                    4.34%         37,004
  Computer & Data Processing Services                          3.95%         33,597
  Printing & Publishing                                        3.52%         29,955
  Automotive                                                   3.32%         28,200
  Telecommunications                                           3.30%         28,031
  Electronic & Other Electric Equipment                        2.70%         22,987
  Food & Kindred Products                                      2.37%         20,118
  Food Stores                                                  2.04%         17,385
  Radio & Television Broadcasting                              1.90%         16,199
  Beverages                                                    1.85%         15,745
  Electronic Components & Accessories                          1.79%         15,196
  Communication                                                1.71%         14,559
  Tobacco Products                                             1.45%         12,358
  Insurance Agents, Brokers & Service                          1.36%         11,562
  Petroleum Refining                                           1.26%         10,714
  Medical Instruments & Supplies                               1.23%         10,430
  U.S. Government Agencies                                     1.16%          9,878
  Manufacturing Industries                                     1.13%          9,589
  Instruments & Related Products                               1.08%          9,204
  Transportation Equipment                                     0.87%          7,440
  Restaurants                                                  0.84%          7,158
  Lumber & Other Building Materials                            0.79%          6,697
  Paper & Allied Products                                      0.75%          6,412
  Security & Commodity Brokers                                 0.72%          6,154
  Machinery, Equipment & Supplies                              0.69%          5,885
  Personal Credit Institutions                                 0.66%          5,584
  Metal Mining                                                 0.53%          4,527
  Retail Trade                                                 0.52%          4,435
  Personal Services                                            0.50%          4,250
  Aerospace                                                    0.44%          3,710
  Amusement & Recreation Services                              0.40%          3,377
  Variety Stores                                               0.38%          3,268
  Trucking & Warehousing                                       0.38%          3,205
  Environmental Services                                       0.34%          2,850

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GLOBAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

INVESTMENTS BY INDUSTRY (CONTINUED):
------------------------------------------------------------------------------------
                                                                            MARKET
                                                           PERCENTAGE        VALUE
------------------------------------------------------------------------------------
  Department Stores                                            0.33%       $  2,777
  Wholesale Trade Nondurable Goods                             0.29%          2,430
  Beer, Wine, & Distilled Beverages                            0.27%          2,316
  Rubber & Misc. Plastic Products                              0.27%          2,313
  Drug Stores & Proprietary Stores                             0.26%          2,186
  Communications Equipment                                     0.22%          1,872
  Savings Institutions                                         0.20%          1,716
                                                             ------        --------
    Investments, at market value                              92.47%        786,588
    Short-term investments                                     8.56%         72,773
    Liabilities in excess of other assets                     -1.03%         (8,776)
                                                             ------        --------
    Net assets                                               100.00%       $850,585
                                                             ======        ========

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------------
                                                                  NET
                                              AMOUNT IN        UNREALIZED
                    BOUGHT     SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY            (SOLD)        DATE      BOUGHT (SOLD)    (DEPRECIATION)
---------------------------------------------------------------------------
British Pound          4,700   10/25/2002   $        7,105   $          330
British Pound          4,600   10/10/2002            6,960              (19)
British Pound          4,000   10/10/2002            6,053              266
British Pound          3,100   10/10/2002            4,691               76
British Pound          2,700   10/10/2002            4,086               50
British Pound          2,000   10/10/2002            3,026              129
British Pound            710   07/01/2002            1,081                0
British Pound            700   10/10/2002            1,059               47
British Pound            414   07/02/2002              631               (2)
British Pound            (22)  07/01/2002              (34)               0
British Pound           (800)  10/10/2002           (1,211)             (39)
British Pound         (1,400)  10/10/2002           (2,118)             (46)
British Pound         (4,700)  10/25/2002           (7,105)            (374)
British Pound        (18,100)  10/10/2002          (27,388)          (1,174)
Canadian Dollar        1,500   10/10/2002              986               10
Canadian Dollar       (1,500)  10/10/2002             (986)             (31)
Danish Krone           2,264   07/01/2002              300                0
Euro Dollar           69,900   10/10/2002           68,632            3,550
Euro Dollar           28,400   11/07/2002           27,851            1,407
Euro Dollar            2,800   10/25/2002            2,747              216
Euro Dollar            1,397   07/01/2002            1,378                2
Euro Dollar              139   07/02/2002              137                0
Euro Dollar             (557)  07/01/2002             (549)               1
Euro Dollar             (914)  07/02/2002             (902)               0
Euro Dollar           (2,800)  10/25/2002           (2,747)            (249)
Euro Dollar          (28,400)  11/07/2002          (27,851)          (1,803)
Euro Dollar          (69,900)  10/10/2002          (68,632)          (4,300)
Hong Kong Dollar     103,500   07/11/2002           13,269               (1)
Hong Kong Dollar    (103,500)  07/11/2002          (13,269)              (4)
Hong Kong Dollar    (120,500)  02/21/2003          (15,448)              (4)
Japanese Yen       1,975,000   10/25/2002           16,566              780
Japanese Yen         925,000   10/10/2002            7,753              219
Japanese Yen         440,000   11/07/2002            3,694              165
Japanese Yen         280,000   01/31/2003            2,362               (3)
Japanese Yen           7,673   07/01/2002               64                0
Japanese Yen           4,961   07/02/2002               41                0
Japanese Yen        (184,876)  07/01/2002           (1,541)               4
Japanese Yen        (440,000)  11/07/2002           (3,694)            (233)
Japanese Yen      (1,150,000)  10/10/2002           (9,638)            (635)
Japanese Yen      (1,630,000)  01/31/2003          (13,752)            (429)
Japanese Yen      (1,975,000)  10/25/2002          (16,566)          (1,146)
Korean Won         6,505,000   07/16/2002            5,415              361
Korean Won        (6,505,000)  07/16/2002           (5,415)            (543)
Mexican New Peso      10,800   07/16/2002            1,086              (45)
Mexican New Peso     (35,200)  07/16/2002           (3,539)             189
Swiss Franc           22,250   10/25/2002           14,950              733
Swiss Franc            3,100   11/07/2002            2,083              115
Swiss Franc           (3,100)  11/07/2002           (2,083)            (155)
Swiss Franc          (22,250)  10/25/2002          (14,950)          (1,154)
                                            --------------   --------------
                                            $      (35,412)  $       (3,739)
                                            ==============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $65,673. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR     American Depositary Receipt
CVA     Certificaaten van aandelen (share certificates)
RNC     Saving Non-Convertible Shares

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM STRATEGIC TOTAL RETURN
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (31.18%)

Chemicals & Allied Products (0.95%)
  Aristech Chemical Corporation
    6.88%, due 11/15/2006                                  $       3,650   $        3,750

Commercial Banks (3.54%)
  First Bank Minnesota
    6.88%, due 04/01/2006                                          5,000            5,351
  Mellon Bank, NA
    6.50%, due 08/01/2005                                          5,500            5,947
  Morgan Chase & Co. (J.P.)
    7.63%, due 09/15/2004                                          2,510            2,704

Communication (2.39%)
  Continental Cablevision, Inc.
    8.88%, due 09/15/2005                                          9,000            9,459

Electric Services (1.07%)
  Kentucky Utilities Company
    8.55%, due 05/15/2027                                          4,000            4,231

Electric, Gas & Sanitary Services (2.34%)
  Interstate Power Company
    8.63%, due 09/15/2021                                          3,059            3,249
  Public Service Electric and Gas Company
    6.38%, due 05/01/2008                                          5,750            5,994

Electrical Goods (0.57%)
  Avnet, Inc.
    6.88%, due 03/15/2004                                          2,199            2,241

Industrial Machinery & Equipment (0.65%)
  Black & Decker Corporation (The)
    7.50%, due 04/01/2003                                          2,500            2,583

Personal Credit Institutions (2.40%)
  General Electric Capital Corporation
    8.13%, due 04/01/2008                                          8,300            9,507

Personal Services (2.41%)
  Block Financial Corp.
    6.75%, due 11/01/2004                                          7,150            7,518
  Block Financial Corp.
    8.50%, due 04/15/2007                                          1,775            1,993

Petroleum & Petroleum Products (0.65%)
  Pennzoil-Quaker State Company (b)
    9.40%, due 12/01/2002                                          2,500            2,557

Radio & Television Broadcasting (3.49%)
  CBS Corporation
    7.15%, due 05/20/2005                                         12,950           13,807

Radio, Television, & Computer Stores (2.07%)
  RadioShack Corporation
    6.95%, due 09/01/2007                                          7,800            8,176

Telecommunications (7.68%)
  AirTouch Communications, Inc.
    7.00%, due 10/01/2003                                          6,700            7,007
  ALLTEL Corporation
    7.25%, due 04/01/2004                                          9,500            9,941
  AT&T Corp.
    6.00%, due 03/15/2009                                          6,000            4,740
  GTE Hawaiian Telephone Company Incorporated
    7.00%, due 02/01/2006                                          2,075            2,185
    7.38%, due 09/01/2006                                          6,150            6,526

Variety Stores (0.97%)
  Wal-Mart Stores, Inc. (b)
    6.55%, due 08/10/2004                                          3,600            3,830
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $118,844)                                  123,296
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (1.32%)

Apparel & Accessory Stores (0.36%)
  Charming Shoppes, Inc. -- 144A (c)
    4.75%, due 06/01/2012                                  $       1,260   $        1,413

Printing & Publishing (0.96%)
  Tribune Company
    2.00%, due 05/15/2029                                             57            3,798
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $8,381)                                              5,211
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (1.13%)

Instruments & Related Products (0.41%)
  Raytheon Company                                                24,600   $        1,630

Life Insurance (0.72%)
  Prudential Financial, Inc. -- Units                             49,000            2,822
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $3,734)                                   4,452
                                                                           --------------

COMMON STOCKS (65.66%)

Beverages (1.71%)
  Coca-Cola Company (The)                                        121,000            6,776

Business Services (1.92%)
  Clear Channel Communications, Inc. (a)                          75,000            2,402
  First Data Corporation                                         139,200            5,178

Chemicals & Allied Products (1.57%)
  Colgate-Palmolive Company                                      123,800            6,196

Commercial Banks (7.64%)
  Citigroup Inc.                                                 153,333            5,942
  Cullen/Frost Bankers, Inc.                                     190,000            6,831
  FleetBoston Financial Corporation                              149,000            4,820
  Mellon Financial Corporation                                   188,000            5,909
  Wells Fargo & Company                                          135,000            6,758

Communication (1.81%)
  Viacom, Inc. -- Class B (a)                                    161,250            7,155

Communications Equipment (0.69%)
  Motorola, Inc.                                                 189,000            2,725

Computer & Data Processing Services (2.70%)
  Microsoft Corporation (a)                                      128,000            7,002
  SunGard Data Systems Inc. (a)(b)                               139,300            3,689

Computer & Office Equipment (4.58%)
  Cisco Systems, Inc. (a)                                        210,000            2,930
  Dell Computer Corporation (a)                                  215,000            5,620
  Diebold, Incorporated (b)                                       97,000            3,612
  EMC Corporation (a)                                            275,000            2,076
  International Business Machines Corporation                     54,000            3,888

Electronic & Other Electric Equipment (2.29%)
  General Electric Company                                       312,000            9,063

Electronic Components & Accessories (1.60%)
  Intel Corporation                                              184,000            3,362
  Texas Instruments Incorporated                                 125,000            2,963

Health Services (2.41%)
  Tenet Healthcare Corporation (a)                                80,000            5,724
  Triad Hospitals, Inc. (a)(b)                                    90,000            3,814

Holding & Other Investment Offices (1.23%)
  Crescent Real Estate Equities Company                          260,000            4,862

Instruments & Related Products (1.29%)
  Raytheon Company                                               125,000            5,094

Insurance (1.36%)
  American International Group, Inc.                              78,925            5,385

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM STRATEGIC TOTAL RETURN (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Lumber & Other Building Materials (1.21%)
  Home Depot, Inc. (The)                                         130,001   $        4,775

Medical Instruments & Supplies (1.24%)
  Medtronic, Inc.                                                114,400            4,902

Oil & Gas Extraction (5.01%)
  Anadarko Petroleum Corporation                                  60,000            2,958
  EOG Resources, Inc. (b)                                        121,000            4,804
  Schlumberger Limited                                           103,000            4,790
  Unocal Corporation                                             196,000            7,240

Paper & Allied Products (1.52%)
  Kimberly-Clark Corporation (b)                                  97,000            6,014

Paper & Paper Products (2.35%)
  Boise Cascade Corporation                                      269,000            9,288

Personal Services (1.08%)
  Block, (H & R) Inc.                                             92,400            4,264

Petroleum Refining (2.29%)
  Exxon Mobil Corporation                                        221,600            9,067

Pharmaceuticals (5.43%)
  Alcon, Inc. (a)                                                200,000            6,850
  Pfizer Inc.                                                    215,000            7,525
  Teva Pharmaceutical Industries Ltd. -- ADR (b)                 106,000            7,079

Printing & Publishing (1.71%)
  Harte-Hanks Inc.                                               328,800            6,757

Rubber & Misc. Plastic Products (0.84%)
  Newell Rubbermaid Inc.                                          95,000            3,331

Telecommunications (3.63%)
  ALLTEL Corporation (b)                                         166,900            7,844
  Verizon Communications, Inc.                                   162,000            6,504

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (2.26%)
  Loews Corporation -- Carolina Group                            173,000   $        4,680
  Philip Morris Companies Inc.                                    97,000            4,237

Trucking & Warehousing (1.87%)
  United Parcel Service, Inc. -- Class B                         120,000            7,410

U.S. Government Agencies (1.03%)
  Fannie Mae                                                      55,000            4,056

Variety Stores (1.39%)
  Wal-Mart Stores, Inc.                                          100,000            5,501
                                                                           --------------

TOTAL COMMON STOCKS (COST: $243,225)                                              259,652
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (0.15%)
   Investors Bank & Trust Company (d)
     1.03%, Repurchase Agreement dated 06/28/2002  to be
    repurchased at $591 on 07/01/2002                      $         591   $          591
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $591)                                             591
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $374,775)                               $      393,202
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.44%   $      393,202
  Other assets in excess of liabilities                            0.56%            2,217
                                                           -------------   --------------
  Net assets                                                     100.00%   $      395,419
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $26,894. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) At June 30, 2002, repurchase agreements are collateralized by $4,917 Ginnie Mae ARM -- 8346 (6.63%, due 12/20/2023) with a market value and accrued interest of $620.

DEFINITIONS:

ADR     American Depositary Receipt
ARM    Adjustable Rate Mortgage

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN EMERGING GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.61%)

Aerospace (3.58%)
  Lockheed Martin Corporation                                    245,000   $       17,027
  Northrop Grumman Corporation (b)                                50,000            6,250
  United Technologies Corporation                                100,000            6,790

Air Transportation (0.18%)
  Southwest Airlines Co.                                          95,000            1,535

Amusement & Recreation Services (0.93%)
  Harrah's Entertainment, Inc. (a)                               100,000            4,435
  MGM MIRAGE (a)(b)                                              100,000            3,375

Apparel & Accessory Stores (0.92%)
  Limited, Inc. (The)                                            170,000            3,621
  Ross Stores, Inc.                                              100,000            4,075

Automotive (2.19%)
  General Motors Corporation (b)                                 200,000           10,690
  Harley-Davidson, Inc. (b)                                      150,000            7,691

Automotive Dealers & Service Stations (0.92%)
  AutoZone, Inc. (a)                                             100,000            7,730

Beverages (3.37%)
  Anheuser-Busch Companies, Inc.                                 210,000           10,500
  Coca-Cola Company (The)                                        150,000            8,400
  PepsiCo, Inc.                                                  195,000            9,399

Business Services (3.61%)
  eBay Inc. (a)                                                  315,000           19,409
  First Data Corporation                                         295,000           10,974

Chemicals & Allied Products (3.76%)
  Avon Products, Inc.                                            100,000            5,224
  Procter & Gamble Company (The)                                 200,000           17,859
  Smith International, Inc. (a)                                  125,000            8,524

Commercial Banks (6.54%)
  Bank of America Corporation                                    100,000            7,036
  Concord EFS, Inc. (a)                                          395,000           11,905
  Fifth Third Bancorp                                            100,000            6,665
  MBNA Corporation                                               125,000            4,134
  North Fork Bancorporation, Inc.                                 70,000            2,787
  SouthTrust Corporation                                         210,000            5,485
  Wachovia Corporation                                           125,000            4,773
  Wells Fargo & Company                                          245,000           12,265

Communication (1.82%)
  Viacom, Inc. -- Class B (a)                                    345,000           15,308

Communications Equipment (2.07%)
  L-3 Communications Holdings, Inc. (a)(b)                       125,000            6,750
  Motorola, Inc.                                                 740,000           10,671

Computer & Data Processing Services (6.99%)
  Affiliated Computer Services, Inc. -- Class A (a)              100,000            4,748
  Electronic Arts Inc. (a)(b)                                    245,000           16,182
  Intuit Inc. (a)                                                150,000            7,458
  Microsoft Corporation (a)                                      195,000           10,667
  Oracle Corporation (a)                                         295,000            2,794
  Symantec Corporation (a)(b)                                    150,000            4,928
  Synopsys, Inc. (a)                                             100,000            5,481
  Yahoo! Inc. (a)(b)                                             445,000            6,568

Computer & Office Equipment (2.46%)
  Cisco Systems, Inc. (a)                                        740,000           10,323
  Dell Computer Corporation (a)                                  395,000           10,325

Department Stores (2.59%)
  Kohl's Corporation (a)                                         175,000           12,264
  Sears, Roebuck and Co.                                         175,000            9,503

Drug Stores & Proprietary Stores (0.90%)
  Walgreen Co.                                                   195,000            7,533

Educational Services (0.88%)
  Apollo Group, Inc. -- Class A (a)                              187,500            7,391

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (0.69%)
  General Electric Company                                       200,000   $        5,810

Electronic Components & Accessories (6.45%)
  Broadcom Corporation -- Class A (a)(b)                         245,000            4,297
  Linear Technology Corporation                                  245,000            7,700
  Maxim Integrated Products (a)                                  200,000            7,666
  Microchip Technology Incorporated (a)                          442,500           12,138
  Micron Technology, Inc. (a)                                    245,000            4,954
  QLogic Corporation (a)(b)                                      150,000            5,715
  Texas Instruments Incorporated                                 495,000           11,732

Food & Kindred Products (0.97%)
  Kraft Foods, Inc.                                              200,000            8,190

Furniture & Home Furnishings Stores (1.10%)
  Bed Bath & Beyond Inc. (a)                                     245,000            9,246

Health Services (4.20%)
  HCA Inc.                                                       245,000           11,638
  Quest Diagnostics Incorporated (a)(b)                          100,000            8,605
  Tenet Healthcare Corporation (a)                               210,000           15,026

Hotels & Other Lodging Places (0.49%)
  Starwood Hotels & Resorts Worldwide, Inc.                      125,000            4,111

Industrial Machinery & Equipment (3.17%)
  Applied Materials, Inc. (a)                                    785,000           14,931
  Baker Hughes Incorporated                                      200,000            6,658
  Novellus Systems, Inc. (a)(b)                                  150,000            5,100

Instruments & Related Products (0.59%)
  Danaher Corporation (b)                                         75,000            4,976

Insurance (3.67%)
  Progressive Corporation (The)                                   90,000            5,207
  UnitedHealth Group Incorporated                                195,000           17,851
  WellPoint Health Networks Inc. (a)(b)                          100,000            7,781

Insurance Agents, Brokers & Service (0.91%)
  Express Scripts, Inc. -- Class A (a)(b)                        100,000            5,011
  Gallagher (Arthur J.) & Co.                                     75,000            2,599

Life Insurance (0.20%)
  Prudential Financial, Inc. (a)                                  50,000            1,668

Lumber & Other Building Materials (1.97%)
  Lowe's Companies, Inc.                                         365,000           16,570

Medical Instruments & Supplies (2.82%)
  Baxter International Inc.                                      105,000            4,667
  Boston Scientific Corporation (a)                              150,000            4,398
  Medtronic, Inc.                                                150,000            6,428
  St. Jude Medical, Inc. (a)                                      75,000            5,539
  Zimmer Holdings, Inc. (a)                                       75,000            2,675

Metal Cans & Shipping Containers (0.20%)
  Ball Corporation                                                40,000            1,659

Metal Mining (0.23%)
  Newmont Mining Corporation (b)                                  75,000            1,975

Oil & Gas Extraction (4.87%)
  Anadarko Petroleum Corporation                                  50,000            2,465
  Apache Corporation                                             175,000           10,059
  BJ Services Company (a)(b)                                     245,000            8,301
  Devon Energy Corporation                                        65,000            3,203
  Noble Corporation (a)                                          100,000            3,860
  Transocean Inc.                                                175,000            5,451
  Weatherford International Ltd. (a)(b)                          175,000            7,560

Paper & Allied Products (1.46%)
  3M Company                                                     100,000           12,300

Personal Services (0.69%)
  Block, (H & R) Inc.                                            125,000            5,769

Pharmaceuticals (4.77%)
  AmerisourceBergen Corporation (b)                              120,000            9,120
  Forest Laboratories, Inc. (a)                                   65,000            4,602

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VAN KAMPEN EMERGING GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Gilead Sciences, Inc. (a)(b)                                   345,000   $       11,344
  Johnson & Johnson                                              175,000            9,146
  Millennium Pharmaceuticals, Inc. (a)                           195,000            2,369
  Pfizer Inc.                                                    100,000            3,500

Primary Metal Industries (0.46%)
  Nucor Corporation (b)                                           60,000            3,902

Printing & Publishing (0.90%)
  Gannett Co., Inc.                                              100,000            7,590

Radio, Television, & Computer Stores (0.43%)
  Best Buy Co., Inc. (a)                                         100,000            3,630

Residential Building Construction (0.91%)
  Lennar Corporation (b)                                         125,000            7,650

Restaurants (2.04%)
  Darden Restaurants, Inc. (b)                                   150,000            3,705
  Starbucks Corporation (a)                                      395,000            9,816
  Yum! Brands, Inc. (a)                                          125,000            3,656

Retail Trade (2.15%)
  Amazon.com, Inc. (a)(b)                                        445,000            7,231
  Office Depot, Inc. (a)                                         350,000            5,880
  Staples, Inc. (a)                                              250,000            4,925

Savings Institutions (0.33%)
  Washington Mutual, Inc.                                         75,000            2,783

Security & Commodity Brokers (1.15%)
  American Express Company                                       265,000            9,625

Tobacco Products (0.78%)
  Philip Morris Companies Inc.                                   150,000            6,552

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation Equipment (1.14%)
  General Dynamics Corporation                                    90,000   $        9,572

U.S. Government Agencies (0.66%)
  Fannie Mae                                                      75,000            5,531

Variety Stores (2.50%)
  Costco Wholesale Corporation (a)                               125,000            4,828
  Wal-Mart Stores, Inc.                                          295,000           16,227
                                                                           --------------

TOTAL COMMON STOCKS (COST: $814,131)                                              812,125
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.62%)
  Fannie Mae
    1.90%, due 07/01/2002                                  $      30,432   $       30,429
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $30,429)
                                                                                   30,429
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $844,560)                               $      842,554
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.23%   $      842,554
  Liabilities in excess of other assets                           -0.23%           (1,946)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      840,608
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $91,090. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS SMALL CAP VALUE
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.13%)

Agriculture (0.81%)
  Delta and Pine Land Company                                    116,300   $        2,338

Air Transportation (0.38%)
  Atlas Air Worldwide Holdings, Inc. (a)(b)                      299,800            1,109

Apparel Products (0.33%)
  Tommy Hilfiger Corporation (a)                                  66,800              957

Automotive (1.63%)
  Dana Corporation                                               137,200            2,542
  Visteon Corporation                                            154,100            2,188

Automotive Dealers & Service Stations (0.23%)
  CSK Auto Corporation (a)                                        48,700              679

Business Services (3.14%)
  eFunds Corporation (a)                                         162,300            1,540
  Kforce Inc. (a)                                                215,700            1,283
  Professional Detailing, Inc. (a)                               175,100            2,712
  Quovadx, Inc. (a)                                              174,400            1,095
  Spherion Corporation (a)                                       208,645            2,483

Chemicals & Allied Products (3.08%)
  Agrium, Inc.                                                   242,400            2,279
  FMC Corporation (a)                                             65,600            1,979
  IMC Global Inc.                                                205,800            2,573
  PolyOne Corporation                                            185,800            2,090

Communications Equipment (2.85%)
  Allen Telecom Inc. (a)                                         366,600            1,576
  Arris Group, Inc. (a)                                          347,100            1,527
  Avaya Inc. (a)(b)                                              330,600            1,636
  Comverse Technology, Inc. (a)                                  278,700            2,581
  InterVoice-Brite, Inc. (a)                                     328,700              470
  Loral Space & Communications Ltd. (a)                          482,200              477

Computer & Data Processing Services (10.85%)
  Acclaim Entertainment, Inc. (a)(b)                             805,700            2,844
  Acxiom Corporation (a)(b)                                        6,500              114
  Art Technology Group, Inc. (a)                                 492,900              498
  EarthLink, Inc. (a)                                            423,400            2,845
  i2 Technologies, Inc. (a)                                      486,900              721
  IDX Systems Corporation (a)                                     73,200              953
  IONA Technologies PLC -- ADR (a)(b)                            438,300            2,323
  Legato Systems, Inc. (a)                                       497,460            1,791
  Macromedia, Inc. (a)                                           160,800            1,426
  Manugistics Group, Inc. (a)                                    303,100            1,852
  Midway Games Inc. (a)(b)                                       456,900            3,884
  MRO Software, Inc. (a)                                         139,400            1,586
  Parametric Technology Corporation (a)                        1,194,600            4,097
  SmartForce PLC -- ADR (a)(b)                                   307,300            1,045
  WebMD Corporation (a)(b)                                       965,100            5,434

Computer & Office Equipment (2.89%)
  3Com Corporation (a)                                           205,480              904
  InFocus Corporation (a)(b)                                     197,900            2,331
  Riverstone Networks, Inc. (a)                                  759,700            2,378
  RSA Security, Inc. (a)(b)                                      300,800            1,447
  SONICblue Incorporated (a)                                     451,600              465
  Symbol Technologies, Inc.                                      100,500              854

Construction (1.63%)
  Dycom Industries, Inc. (a)                                     119,800            1,400
  MasTec, Inc. (a)                                               453,100            3,335

Drug Stores & Proprietary Stores (1.16%)
  Rite Aid Corporation (a)(b)                                  1,428,300            3,357

Electric Services (1.90%)
  Calpine Corporation (a)(b)                                     784,300            5,514

Electric, Gas & Sanitary Services (0.32%)
  Aquila Inc.                                                    115,700              926

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (2.01%)
  Gemstar-TV Guide International, Inc. (a)                       244,900   $        1,320
  GrafTech International Ltd. (a)                                366,500            4,508

Electronic Components & Accessories (4.35%)
  ANADIGICS, Inc. (a)                                            207,200            1,707
  Artesyn Technologies, Inc. (a)                                 252,720            1,638
  CTS Corporation                                                282,900            3,406
  Genesis Microchip Incorporated (a)(b)                          274,900            2,293
  Pixelworks, Inc. (a)(b)                                         37,700              316
  Read-Rite Corporation (a)                                      626,200              301
  TriQuint Semiconductor, Inc. (a)                               458,000            2,936

Engineering & Management Services (0.97%)
  Tetra Tech, Inc. (a)(b)                                        192,200            2,825

Furniture & Fixtures (1.12%)
  BE Aerospace, Inc. (a)                                         245,840            3,240

Health Services (1.59%)
  Beverly Enterprises, Inc. (a)                                  289,600            2,204
  Magellan Health Services, Inc. (a)                             301,700              302
  RehabCare Group, Inc. (a)                                       87,900            2,112

Holding & Other Investment Offices (0.47%)
  La Quinta Corporation -- Paired (a)                            186,400            1,351

Industrial Machinery & Equipment (6.41%)
  Axcelis Technologies, Inc. (a)                                 345,300            3,902
  DuPont Photomasks, Inc. (a)                                     67,300            2,186
  Flowserve Corporation (a)                                        5,500              164
  Grant Prideco, Inc. (a)                                        315,000            4,284
  Mattson Technology, Inc. (a)                                   450,120            2,080
  Terex Corporation (a)                                          152,700            3,434
  York International Corporation                                  75,300            2,544

Instruments & Related Products (5.09%)
  Avid Technology, Inc. (a)                                      377,800            3,498
  Credence Systems Corporation (a)                               104,300            1,853
  Cytyc Corporation (a)                                          248,300            1,892
  PerkinElmer, Inc. (b)                                          337,000            3,724
  Trimble Navigation Limited (a)(b)                              243,810            3,779

Insurance Agents, Brokers & Service (0.40%)
  AdvancePCS (a)                                                  48,800            1,168

Lumber & Wood Products (0.52%)
  Champion Enterprises, Inc. (a)                                 270,600            1,521

Management Services (1.21%)
  DiamondCluster International, Inc. -- Class A (a)(b)           414,400            2,478
  Ventiv Health, Inc. (a)                                        361,200            1,019

Medical Instruments & Supplies (2.72%)
  Bausch & Lomb Incorporated (b)                                 232,900            7,885

Mining (2.25%)
  Arch Coal, Inc.                                                102,900            2,337
  Massey Energy Company                                          328,600            4,173

Oil & Gas Extraction (6.67%)
  Global Industries, Ltd. (a)                                    352,900            2,467
  Horizon Offshore, Inc. (a)                                     115,500              975
  Key Energy Services, Inc. (a)                                  452,700            4,753
  Nahama & Weagant Energy Company (a)                              9,000               (c)
  Parker Drilling Company (a)                                  1,005,900            3,289
  Patterson-UTI Energy, Inc. (a)                                 118,620            3,349
  Petroleum Geo-Services ASA -- ADR (a)                          563,000            2,027
  Pride International, Inc. (a)(b)                                 4,500               70
  Veritas DGC, Inc. (a)(b)                                       190,900            2,405

Paper & Allied Products (0.48%)
  Intertape Polymer Group Inc. (CAD) (a)                          59,800              694
  Intertape Polymer Group Inc. (USD) (a)                          60,100              698

Personal Services (1.44%)
  Service Corporation International (a)                          866,980            4,188

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS SMALL CAP VALUE (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Petroleum Refining (2.01%)
  Sunoco, Inc.                                                    33,100   $        1,179
  Tesoro Petroleum Corporation (a)                               599,405            4,645

Pharmaceuticals (7.10%)
  Alpharma Inc. -- Class A (b)                                   292,500            4,967
  Bio-Technology General Corp. (a)                               195,700            1,176
  Invitrogen Corporation (a)(b)                                  179,500            5,746
  IVAX Corporation (a)                                           344,300            3,718
  Shire Pharmaceuticals Group PLC -- ADR (a)(b)                  168,800            4,357
  Watson Pharmaceuticals, Inc. (a)                                24,200              612

Primary Metal Industries (1.36%)
  United States Steel Corporation (b)                            155,000            3,083
  Wolverine Tube, Inc. (a)                                       113,500              857

Printing & Publishing (2.32%)
  American Greetings Corporation -- Class A (b)                  172,400            2,872
  Reader's Digest Association, Inc. (The) -- Class A             206,300            3,864

Radio & Television Broadcasting (0.50%)
  Emmis Communications Corporation -- Class A                     24,500              519
  Young Broadcasting Inc. -- Class A (a)                          52,900              941

Real Estate (0.03%)
  Homestore.com, Inc. (a)                                         62,500               90

Research & Testing Services (0.77%)
  Quintiles Transnational Corp. (a)                              178,100            2,224

Retail Trade (1.42%)
  Finlay Enterprises, Inc. (a)                                    74,600            1,229
  OfficeMax, Inc. (a)                                            490,500            2,889

Rubber & Misc. Plastic Products (0.52%)
  Cooper Tire & Rubber Company                                    73,600            1,512

Security & Commodity Brokers (2.34%)
  Ameritrade Holding Corporation -- Class A (a)                  288,400            1,327
  E*TRADE Group, Inc. (a)                                        695,200            3,796
  Knight Trading Group, Inc. (a)                                 316,400            1,658

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Shoe Stores (0.07%)
  Footstar, Inc. (a)                                               8,200   $          201

Telecommunications (0.86%)
  AirGate PCS, Inc. (a)(b)                                        73,400               73
  Alomosa Holdings, Inc. (a)(b)                                  712,870            1,005
  Lightbridge, Inc. (a)                                           15,000              123
  Western Wireless Corporation -- Class A (a)                    394,800            1,279

Textile Mill Products (0.29%)
  Collins and Aikman Corporation (a)                              91,000              828

Transportation Equipment (0.84%)
  Trinity Industries, Inc. (b)                                   117,300            2,430

Water Transportation (3.26%)
  CP Ships Limited                                                40,400              412
  Stolt-Nielsen SA -- ADR                                        299,100            4,187
  Tidewater Inc.                                                  42,900            1,412
  Trico Marine Services, Inc. (a)                                506,600            3,440

Wholesale Trade Durable Goods (1.07%)
  MCSi, Inc. (a)(b)                                              276,400            3,106

Wholesale Trade Nondurable Goods (2.47%)
  Fleming Companies, Inc. (b)                                    393,900            7,150
                                                                           --------------

TOTAL COMMON STOCKS (COST: $368,982)                                              278,640
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $368,982)                               $      278,640
                                                                           ==============

SUMMARY:
  Investments, at market value                                    96.13%   $      278,640
  Other assets in excess of liabilities                            3.87%           11,230
                                                           -------------   --------------
  Net assets                                                     100.00%   $      289,870
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $50,707. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Market value is less than $1.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN VALUE
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.25%)

Communications Equipment (0.25%)
  Nortel Networks Corporation -- 144A (c)
    4.25%, due 09/01/2008                                  $       1,353   $          614
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $1,382)                                                614
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (2.15%)

Automotive (2.15%)
  Ford Motor Company Capital Trust II                             93,100   $        5,237
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $4,777)                                   5,237
                                                                           --------------

COMMON STOCKS (93.30%)

Aerospace (3.56%)
  United Technologies Corporation                                127,600            8,664

Air Transportation (0.55%)
  Southwest Airlines Co.                                          82,600            1,335

Automotive (1.38%)
  Ford Motor Company                                              68,500            1,096
  Navistar International Corporation (a)(b)                       70,800            2,266

Automotive Dealers & Service Stations (0.53%)
  AutoNation, Inc. (a)(b)                                         89,000            1,291

Business Services (0.80%)
  Thomson Corporation (The)                                       38,700            1,220
  TMP Worldwide Inc. (a)(b)                                       34,000              731

Chemicals & Allied Products (6.19%)
  Air Products and Chemicals, Inc.                               187,800            9,477
  Dow Chemical Company (The)                                      45,500            1,564
  du Pont (E.I.) de Nemours and Company                           60,300            2,677
  OM Group, Inc.                                                  22,300            1,383

Commercial Banks (9.61%)
  Bank One Corporation                                           229,800            8,843
  Citigroup Inc.                                                  42,003            1,628
  Morgan Chase & Co. (J.P.)                                      306,500           10,395
  Wells Fargo & Company                                           51,600            2,583

Communications Equipment (0.15%)
  Nortel Networks Corporation (a)                                254,200              369

Computer & Data Processing Services (2.82%)
  Amdocs Limited (a)(b)                                          166,300            1,256
  Sabre Holdings Corporation (a)                                 138,400            4,955
  VeriSign, Inc. (a)(b)                                           90,300              649

Computer & Office Equipment (2.13%)
  Hewlett-Packard Company                                        262,806            4,016
  Polycom, Inc. (a)(b)                                            98,000            1,175

Construction (1.69%)
  Ashland Inc.                                                    15,100              612
  Fluor Corporation                                               90,100            3,509

Electric Services (2.12%)
  AES Corporation (The) (a)                                      583,100            3,160
  Duke Energy Corporation                                         64,800            2,015

Electric, Gas & Sanitary Services (1.81%)
  NiSource Inc.                                                  201,800            4,405

Electronic & Other Electric Equipment (3.43%)
  Emerson Electric Co.                                            39,800            2,130
  General Electric Company                                       214,300            6,225

Electronic Components & Accessories (1.14%)
  Tyco International Ltd.                                        205,500            2,776

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food & Kindred Products (3.30%)
  Campbell Soup Company                                          201,400   $        5,571
  General Mills, Inc.                                             45,100            1,988
  Kraft Foods, Inc.                                               11,600              475

Gas Production & Distribution (1.38%)
  El Paso Corporation                                             94,800            1,954
  Williams Companies, Inc. (The)                                 234,800            1,406

Health Services (1.40%)
  Lincare Holdings Inc. (a)                                      105,400            3,404

Holding & Other Investment Offices (0.37%)
  Equity Office Properties Trust                                  30,200              909

Industrial Machinery & Equipment (6.18%)
  Applied Materials, Inc. (a)                                    169,500            3,224
  Baker Hughes Incorporated                                      105,000            3,495
  Dover Corporation                                               83,800            2,933
  Illinois Tool Works Inc.                                        20,700            1,414
  Ingersoll-Rand Company -- Class A                               87,300            3,986

Instruments & Related Products (1.71%)
  Applera Corporation -- Applied Biosystems Group                112,700            2,197
  KLA-Tencor Corporation (a)                                      44,500            1,958

Insurance (4.14%)
  Allstate Corporation (The)                                      36,100            1,335
  Everest Re Group, Ltd.                                          55,000            3,077
  Principal Financial Group, Inc. (a)                             22,800              707
  Travelers Property Casualty Corp. -- Class A (a)                52,800              935
  XL Capital Ltd. -- Class A                                      47,600            4,032

Insurance Agents, Brokers & Service (0.80%)
  Hartford Financial Services Group, Inc. (The)                   32,800            1,951

Medical Instruments & Supplies (2.54%)
  Becton, Dickinson and Company                                  179,500            6,184

Oil & Gas Extraction (3.39%)
  BJ Services Company (a)(b)                                      39,700            1,345
  Unocal Corporation                                             149,900            5,537
  Weatherford International Ltd. (a)(b)                           32,000            1,382

Personal Credit Institutions (3.46%)
  Household International, Inc.                                   78,700            3,911
  SLM Corporation (b)                                             46,600            4,516

Petroleum Refining (4.59%)
  Exxon Mobil Corporation                                         59,166            2,421
  Lyondell Chemical Company                                       98,100            1,481
  Royal Dutch Petroleum Company --
    NY Registered Shares                                          68,200            3,769
  Shell Transport & Trading Company PLC -- ADR                    78,000            3,511

Pharmaceuticals (1.12%)
  Lilly (Eli) and Company                                         48,500            2,735

Primary Metal Industries (1.32%)
  Alcoa Inc.                                                      64,000            2,122
  Nucor Corporation                                               17,000            1,106

Printing & Publishing (2.50%)
  Gannett Co., Inc.                                               14,400            1,093
  Knight-Ridder, Inc.                                             79,400            4,998

Railroads (1.29%)
  Canadian National Railway Company                               36,700            1,901
  Union Pacific Corporation                                       19,500            1,234

Restaurants (0.65%)
  McDonald's Corporation                                          55,700            1,585

Savings Institutions (3.03%)
  Washington Mutual, Inc.                                        198,900            7,381

Security & Commodity Brokers (2.33%)
  AmeriCredit Corp. (a)(b)                                       141,600            3,972
  Goldman Sachs Group, Inc. (The)                                 23,200            1,702

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN VALUE (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (4.01%)
  CenturyTel, Inc. (b)                                            37,100   $        1,094
  SBC Communications Inc.                                        152,100            4,639
  Sprint Corporation (FON Group)                                 379,800            4,030

Tobacco Products (2.33%)
  Philip Morris Companies Inc.                                   129,800            5,670

Transportation & Public Utilities (1.37%)
  Kinder Morgan Management, L.L.C. (a)                           109,099            3,328

Water Transportation (2.18%)
  Carnival Corporation (b)                                       192,200            5,322
                                                                           --------------

TOTAL COMMON STOCKS (COST: $236,689)                                              227,325
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $242,848)                               $      233,176
                                                                           ==============

SUMMARY:
  Investments, at market value                                    95.70%   $      233,176
  Other assets in excess of liabilities                            4.30%           10,479
                                                           -------------   --------------
  Net assets                                                     100.00%   $      243,655
                                                           =============   ==============


                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------


NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $20,195. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ALGER AGGRESSIVE GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.78%)

Amusement & Recreation Services (0.67%)
  MGM MIRAGE (a)(b)                                              102,800   $        3,470

Apparel & Accessory Stores (2.97%)
  Abercrombie & Fitch Co. -- Class A (a)                         284,200            6,855
  Chico's FAS, Inc. (a)(b)                                       132,450            4,811
  Limited, Inc. (The)                                            173,500            3,696

Automotive Dealers & Service Stations (0.68%)
  AutoZone, Inc. (a)                                              45,200            3,494

Beverages (0.53%)
  Constellation Brands, Inc. (a)                                  85,000            2,720

Business Services (5.37%)
  BISYS Group, Inc. (The) (a)(b)                                 181,000            6,027
  eBay Inc. (a)                                                  227,700           14,030
  First Data Corporation                                         206,600            7,686

Chemicals & Allied Products (2.70%)
  Avon Products, Inc.                                            128,500            6,713
  Procter & Gamble Company (The)                                  80,900            7,224

Commercial Banks (4.99%)
  Comerica Incorporated                                          111,900            6,871
  Concord EFS, Inc. (a)                                          220,350            6,641
  Fifth Third Bancorp                                            108,300            7,218
  Mellon Financial Corporation                                   160,200            5,035

Communications Equipment (1.30%)
  L-3 Communications Holdings, Inc. (a)(b)                        53,300            2,878
  Motorola, Inc.                                                 264,800            3,818

Computer & Data Processing Services (5.67%)
  Affiliated Computer Services, Inc. -- Class A (a)(b)           169,600            8,053
  Intuit Inc. (a)                                                 59,200            2,943
  Microsoft Corporation (a)                                      261,900           14,325
  Siebel Systems, Inc. (a)                                       277,800            3,950

Computer & Office Equipment (4.10%)
  Apple Computer, Inc. (a)                                       120,100            2,128
  Brocade Communications Systems, Inc. (a)                       451,300            7,889
  Emulex Corporation (a)(b)                                      165,200            3,719
  Lexmark International Group, Inc. (a)                          136,790            7,441

Construction (1.00%)
  D.R. Horton, Inc.                                              199,350            5,189

Department Stores (1.28%)
  Sears, Roebuck and Co.                                         121,800            6,614

Drug Stores & Proprietary Stores (1.29%)
  Walgreen Co.                                                   172,000            6,644

Educational Services (1.38%)
  Apollo Group, Inc. -- Class A (a)                               89,850            3,542
  Career Education Corporation (a)                                79,900            3,596

Electronic Components & Accessories (6.18%)
  Fairchild Semiconductor International, Inc. -- Class A
    (a)                                                          239,825            5,828
  Intel Corporation                                              264,200            4,827
  Intersil Corporation -- Class A (a)(b)                         236,700            5,061
  Marvell Technology Group Ltd. (a)(b)                           128,600            2,558
  Maxim Integrated Products (a)                                  287,400           11,016
  Micron Technology, Inc. (a)                                    130,315            2,635

Fabricated Metal Products (1.11%)
  Alliant Techsystems Inc. (a)                                    90,000            5,742

Food & Kindred Products (0.63%)
  Dean Foods Company (a)(b)                                       86,600            3,230

Furniture & Home Furnishings Stores (1.40%)
  Bed Bath & Beyond Inc. (a)                                     120,000            4,529
  Pier 1 Imports, Inc.                                           128,000            2,688

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Health Services (4.86%)
  HCA Inc.                                                       137,300   $        6,522
  Quest Diagnostics Incorporated (a)                             110,800            9,534
  Tenet Healthcare Corporation (a)                               126,500            9,051

Hotels & Other Lodging Places (0.66%)
  Starwood Hotels & Resorts Worldwide, Inc.                      103,100            3,391

Industrial Machinery & Equipment (3.15%)
  Applied Materials, Inc. (a)                                    485,000            9,225
  Cooper Cameron Corporation (a)                                 145,690            7,054

Instruments & Related Products (0.64%)
  Teradyne, Inc. (a)                                             140,900            3,311

Insurance (7.14%)
  AFLAC Incorporated                                             173,700            5,558
  Anthem, Inc. (a)(b)                                            174,100           11,748
  Radian Group, Inc.                                             120,280            5,876
  WellPoint Health Networks Inc. (a)(b)                          105,400            8,201
  XL Capital Ltd. -- Class A                                      64,900            5,497

Insurance Agents, Brokers & Service (1.11%)
  Express Scripts, Inc. -- Class A (a)(b)                         56,600            2,836
  Willis Group Holdings Limited (a)                               87,300            2,873

Lumber & Other Building Materials (1.90%)
  Lowe's Companies, Inc.                                         216,060            9,809

Lumber & Wood Products (0.72%)
  Masco Corporation                                              137,400            3,725

Manufacturing Industries (1.02%)
  Mattel, Inc.                                                   249,000            5,249

Medical Instruments & Supplies (3.33%)
  Baxter International Inc.                                      167,185            7,431
  Boston Scientific Corporation (a)                               81,000            2,375
  St. Jude Medical, Inc. (a)                                      99,880            7,376

Mortgage Bankers & Brokers (1.12%)
  GreenPoint Financial Corp.                                     118,000            5,794

Oil & Gas Extraction (2.71%)
  BJ Services Company (a)                                        237,500            8,047
  Nabors Industries Ltd. (a)(b)                                  168,400            5,945

Paper & Allied Products (0.53%)
  Avery Dennison Corporation                                      43,300            2,717

Personal Credit Institutions (3.62%)
  Capital One Financial Corporation                              172,000           10,501
  SLM Corporation(b)                                              84,850            8,222

Pharmaceuticals (11.57%)
  Alcon, Inc. (a)                                                115,300            3,949
  Allergan, Inc.                                                  40,100            2,677
  AmerisourceBergen Corporation                                  166,000           12,616
  Forest Laboratories, Inc. (a)                                   78,300            5,544
  Gilead Sciences, Inc. (a)(b)                                   328,850           10,813
  IDEC Pharmaceuticals Corporation (a)(b)                        238,250            8,446
  Johnson & Johnson                                              191,600           10,013
  Pfizer Inc.                                                    165,100            5,779

Printing & Publishing (0.86%)
  Tribune Company                                                102,600            4,463

Restaurants (1.76%)
  Brinker International, Inc. (a)                                200,300            6,360
  Wendy's International, Inc.                                     68,940            2,746

Retail Trade (2.40%)
  Michaels Stores, Inc. (a)                                      172,200            6,716
  Office Depot, Inc. (a)                                         188,300            3,163
  PETsMART, Inc. (a)                                             158,000            2,534

Transportation & Public Utilities (0.88%)
  Expedia, Inc. -- Class A (a)(b)                                 76,530            4,537

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ALGER AGGRESSIVE GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Variety Stores (2.55%)
  Wal-Mart Stores, Inc.                                          239,600   $       13,180
                                                                           --------------

TOTAL COMMON STOCKS (COST: $524,054)                                              494,738
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (2.51%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002
    to be repurchased at $12,993 on 07/10/2002             $      12,991   $       12,991
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $12,991)                                       12,991
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $537,045)                               $      507,729
                                                                           ==============

SUMMARY:
  Investments, at market value                                    98.29%   $      507,729
  Other assets in excess of liabilities                            1.71%            8,837
                                                           -------------   --------------
  Net assets                                                     100.00%   $      516,566
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $80,996. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, repurchase agreements are collateralized by $22,730 Freddie Mac Floating Rate Note -- Series 2340 (2.24%, due 05/15/2026) with a market value and accrued interest of $13,645.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FEDERATED GROWTH & INCOME
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (3.93%)

Electric Services (2.20%)
  Calpine Corporation
    4.00%, due 12/26/2006                                  $       3,550   $        2,603
  Mirant Corporation (a)
    2.50%, due 06/15/2021                                          8,400            6,215

Electronic Components & Accessories (0.63%)
  Advanced Micro Devices, Inc. -- 144A (b)(d)
    4.75%, due 02/01/2022                                          3,200            2,500

Fabricated Metal Products (1.10%)
  Tower Automotive, Inc. (a)
    5.00%, due 08/01/2004                                          4,600            4,382
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $16,057)                                            15,700
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (12.07%)

Aerospace (0.82%)
  Northrop Grumman Corporation (a)                                22,700   $        3,292

Electric Services (4.38%)
  Dominion Resources, Inc.                                        67,000            3,605
  Mirant Trust I                                                 119,500            3,542
  PPL Capital Fund Trust I -- PEPS (a)                           225,900            4,270
  TECO Energy, Inc.                                              158,700            3,961
  TXU Corp.                                                       38,000            2,060

Electric, Gas & Sanitary Services (1.40%)
  Ameren Corporation                                             148,000            3,989
  Aquila Inc. -- PEPS                                             77,800              794
  NiSource Inc.                                                   18,800              801

Gas Production & Distribution (0.92%)
  El Paso Capital Trust I                                         99,300            3,674

Metal Mining (0.44%)
  Freeport-McMoRan Copper & Gold Inc.                             91,800            1,756

Oil & Gas Extraction (0.29%)
  Nuevo Financing I -- TECONS                                     36,200            1,163

Paper & Paper Products (1.02%)
  Amcor Limited -- PRIDES (a)                                     80,600            4,060

Primary Metal Industries (1.42%)
  Inco Ltd.                                                       51,700            2,682
  Texas Industries, Inc. (a)                                      86,500            2,995

Railroads (0.73%)
  Union Pacific Capital Trust                                     55,800            2,916

Wholesale Trade Durable Goods (0.65%)
  Owens & Minor, Inc.                                             50,000            2,600
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $46,659)                                 48,160
                                                                           --------------

COMMON STOCKS (52.20%)

Agriculture (0.23%)
  Dole Food Company, Inc.                                         31,600              912

Beverages (1.39%)
  Cadbury Schweppes PLC -- ADR (a)                                89,500            2,701
  Panamerican Beverages, Inc. -- Class A                         200,500            2,857

Drug Stores & Proprietary Stores (0.93%)
  Boots Company PLC (The) -- ADR (a)                             191,500            3,725

Electric Services (6.07%)
  Iberdrola SA                                                   286,700            4,171
  OGE Energy Corp.                                               132,400            3,027
  Pinnacle West Capital Corporation                              156,800            6,193
  Potomac Electric Power Company                                 345,300            7,416
  Scottish Power PLC -- ADR                                      159,500            3,413

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electric, Gas & Sanitary Services (2.00%)
  Alliant Energy Corporation                                      89,200   $        2,292
  Aquila Inc.                                                    266,000            2,128
  Pennon Group PLC                                                19,300              206
  Severn Trent PLC                                               306,000            3,369

Food & Kindred Products (2.59%)
  Bunge Limited                                                  268,600            5,666
  ConAgra Foods, Inc.                                            169,600            4,689

Food Stores (1.15%)
  Safeway PLC                                                  1,162,100            4,590

Gas Production & Distribution (0.57%)
  TransCanada Pipelines Limited (a)                              148,800            2,280

Health Services (0.58%)
  LabOne, Inc.                                                   150,000            2,303

Holding & Other Investment Offices (18.37%)
  AMB Property Corporation                                        85,000            2,635
  Archstone-Smith Trust                                           79,200            2,115
  Arden Realty, Inc.                                             112,600            3,203
  Avalonbay Communities, Inc.                                     78,700            3,675
  Camden Property Trust                                           43,200            1,600
  CarrAmerica Realty Corporation                                 105,600            3,258
  Corporate Office Properties Trust (a)                          166,900            2,435
  Health Care Property Investors, Inc. (a)                        81,900            3,514
  Healthcare Realty Trust Incorporated                           159,500            5,104
  HRPT Properties Trust                                          488,600            4,324
  Liberty Property Trust                                          46,800            1,638
  Mack-Cali Realty Corporation                                    51,000            1,793
  Mid-Atlantic Realty Trust                                      195,900            3,448
  Nationwide Health Properties, Inc.                             190,000            3,563
  Pan Pacific Retail Properties, Inc.                             98,700            3,374
  ProLogis Trust                                                 294,100            7,646
  PS Business Parks, Inc.                                        112,500            3,932
  Public Storage, Inc.                                           124,200            4,608
  Reckson Associates Realty Corp. -- Class B                     101,600            2,591
  Regency Centers Corporation                                    121,500            3,602
  Senior Housing Properties Trust                                224,900            3,531
  Weingarten Realty Investors                                     48,000            1,699

Insurance (0.60%)
  UnumProvident Corporation                                       94,600            2,408

Metal Mining (3.30%)
  Anglogold Ltd. -- ADR (a)                                       25,200              657
  Barrick Gold Corporation (a)                                   166,800            3,168
  Placer Dome, Inc.                                              404,300            4,532
  Sons of Gwalia Limited -- ADR                                  288,300            4,800

Mining (0.27%)
  Penn Virginia Resource Partners, LP                             52,700            1,067

Oil & Gas Extraction (2.73%)
  Husky Energy Inc.                                              104,500            1,145
  Norsk Hydro ASA -- ADR (a)                                      72,500            3,489
  Santos Limited -- ADR                                          423,900            6,247

Paperboard Containers & Boxes (1.08%)
  Mayr-Melnhof Karton AG -- ADR                                  238,498            4,301

Petroleum Refining (4.75%)
  Imperial Oil Limited                                           187,800            5,856
  Marathon Oil Corporation                                       143,200            3,884
  OMV AG -- ADR                                                  247,200            4,858
  Phillips Petroleum Company                                      74,300            4,375

Pharmaceuticals (0.73%)
  Glaxo Wellcome PLC -- ADR                                       67,200            2,899

Primary Metal Industries (1.70%)
  NV Umicore SA (a)                                               84,000            3,621
  WMC Limited -- ADR                                             154,000            3,171

Telecommunications (0.98%)
  Telestra Corporation Limited -- ADR                            293,000            3,897

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
FEDERATED GROWTH & INCOME (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Tobacco Products (1.35%)
  UST Inc.                                                       158,700   $        5,396

Wholesale Trade Nondurable Goods (0.83%)
  Universal Corporation                                           90,600            3,325
                                                                           --------------

TOTAL COMMON STOCKS (COST: $200,245)                                              208,322
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (30.45%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $121,533 on 07/01/2002                  $     121,521   $      121,521
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $121,521)                                     121,521
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $384,482)                               $      393,703
                                                                           ==============

SUMMARY:
  Investments, at market value                                    98.65%   $      393,703
  Other assets in excess of liabilities                            1.35%            5,383
                                                           -------------   --------------
  Net assets                                                     100.00%   $      399,086
                                                           =============   ==============

INVESTMENTS BY COUNTRY:

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Belgium                                                          0.92%   $        3,621
  Spain                                                            1.06%            4,171
  United Kingdom                                                   0.91%            3,575
  United States                                                   97.11%          382,336
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $      393,703
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------
                                       AMOUNT IN      NET UNREALIZED
               BOUGHT   SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY       (SOLD)      DATE      BOUGHT (SOLD)    (DEPRECIATION)
---------------------------------------------------------------------
Euro Dollar    2,019    07/01/2002   $        1,992   $            (6)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $26,383. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(c) At June 30, 2002, the collateral for the repurchase agreements are as follows:

------------------------------------------------------------------
                                                  MARKET VALUE
                 COLLATERAL                   AND ACCRUED INTEREST
------------------------------------------------------------------
$20,000 Fannie Mae ARM -- 545109
 5.97% due 07/01/2031                               $17,339
$41,000 Freddie Mac ARM -- 789149
 5.20% due 03/01/2032                                41,388
$40,000 Freddie Mac ARM -- 789456
 6.13% due 06/01/2032                                40,850
$41,119 Ginnie Mae -- Pool 8006
 6.75% due 07/20/2022                                 6,308
$24,546 Ginnie Mae (d) -- Series 2002-21 --
 Class FV
 2.24% due 03/16/2032                                21,712

(d) Floating or variable rate note. Rate is listed as of June 30, 2002.

DEFINITIONS:

ADR     American Depositary Receipt
PEPS    Premium Equity Participating Securities
PRIDES   Preferred Redeemable Increased Dividend Securities
TECONS  Term Convertible Securities

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA U.S. GOVERNMENT SECURITIES
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (76.99%)
  U.S. Treasury Bond
    5.38%, due 02/15/2031                                  $      28,265   $       27,678
    4.88%, due 02/15/2012(a)                                      15,000           15,056
  U.S. Treasury Note
    3.38%, due 04/30/2004                                         55,000           55,579
    3.25%, due 05/31/2004(a)                                       5,000            5,038
    3.50%, due 11/15/2006(a)                                      25,000           24,555
    4.38%, due 05/15/2007(a)                                       5,000            5,069
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $131,333)                                132,975
                                                                           --------------

CORPORATE DEBT SECURITIES (16.26%)

Business Credit Institutions (2.85%)
  CIT Group, Inc. (The)
    7.75%, due 04/02/2012                                          5,000            4,922

Communications Equipment (0.19%)
  Motorola, Inc.
    5.22%, due 10/01/2097                                            564              325

Gas Production & Distribution (2.68%)
  El Paso Corporation (a)
    7.75%, due 01/15/2032                                          5,000            4,637

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Oil & Gas Extraction (2.16%)
  Dynegy Holdings Inc. (a)
    8.75%, due 02/15/2012                                  $       5,000   $        3,725

Personal Credit Institutions (5.80%)
  Ford Motor Credit Company (a)
    7.25%, due 10/25/2011                                          5,000            5,024
  General Motors Acceptance Corporation (a)
    7.00%, due 02/01/2012                                          5,000            5,007

Telecommunications (2.58%)
  Qwest Corporation -- 144A (b)
    8.88%, due 03/15/2012                                          5,000            4,450
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $29,994)                                    28,090
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $161,327)                               $      161,065
                                                                           ==============

SUMMARY:
  Investments, at market value                                    93.25%   $      161,065
  Other assets in excess of liabilities                            6.75%           11,659
                                                           -------------   --------------
  Net assets                                                     100.00%   $      172,724
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $44,955. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.55%)

Automotive (0.27%)
  Ford Motor Company Capital Trust II                             16,000   $          900

Communications Equipment (0.28%)
  Lucent Technologies Inc.                                        18,100              878
  Lucent Technologies Inc. -- 144A (c)                             1,550               75
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $2,290)                                   1,853
                                                                           --------------

COMMON STOCKS (95.76%)

Aerospace (0.78%)
  Lockheed Martin Corporation                                     37,700            2,620

Amusement & Recreation Services (1.17%)
  Disney (Walt) Company (The)                                    208,100            3,933

Automotive (2.62%)
  Ford Motor Company                                             115,900            1,854
  Honeywell International Inc.                                   176,300            6,211
  TRW Inc.                                                        12,500              712

Beverages (0.88%)
  Brown-Forman Corporation -- Class B                             42,900            2,960

Business Services (0.61%)
  Moody's Corporation                                             40,900            2,035

Chemicals & Allied Products (5.24%)
  Clorox Company (The)                                            52,400            2,167
  Dow Chemical Company (The)                                      83,200            2,860
  du Pont (E.I.) de Nemours and Company                           90,600            4,023
  Great Lakes Chemical Corporation                                80,400            2,130
  Hercules Incorporated (a)                                      127,900            1,484
  International Flavors & Fragrances Inc.                         81,900            2,661
  Procter & Gamble Company (The)                                  25,100            2,241

Commercial Banks (7.72%)
  Bank of America Corporation (b)                                 46,800            3,293
  Bank One Corporation                                           127,982            4,925
  Citigroup Inc.                                                  72,197            2,798
  FleetBoston Financial Corporation                              136,558            4,418
  Mercantile Bankshares Corporation                               50,600            2,076
  Morgan Chase & Co. (J.P.)                                      102,230            3,468
  National City Corporation                                       61,400            2,042
  Wells Fargo & Company                                           56,630            2,835

Communications Equipment (2.24%)
  Corning Incorporated (a)                                        89,500              318
  Lucent Technologies Inc. (a)(b)                                334,400              555
  Motorola, Inc.                                                 195,400            2,818
  Rockwell Collins, Inc.                                         138,700            3,803

Computer & Data Processing Services (1.67%)
  AOL Time Warner Inc. (a)                                       221,300            3,255
  Microsoft Corporation (a)                                       43,000            2,352

Computer & Office Equipment (1.11%)
  Hewlett-Packard Company                                        214,338            3,275
  Xerox Corporation (a)(b)                                        62,600              436

Department Stores (1.04%)
  J.C. Penney Company, Inc.                                       30,800              678
  May Department Stores Company (The)                             85,650            2,820

Electric Services (2.61%)
  Constellation Energy Group, Inc.                               128,900            3,782
  Duke Energy Corporation (b)                                     98,500            3,063
  FirstEnergy Corp.                                               57,450            1,918

Electric, Gas & Sanitary Services (1.47%)
  Exelon Corporation                                              43,162            2,257
  NiSource Inc.                                                  121,600            2,655

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic & Other Electric Equipment (4.24%)
  Cooper Industries, Inc. -- Class A                             107,507   $        4,225
  Eaton Corporation (b)                                           22,600            1,644
  Emerson Electric Co.                                            18,600              995
  General Electric Company                                       181,200            5,264
  Hubbell Incorporated -- Class B                                 60,500            2,066

Electronic Components & Accessories (0.81%)
  Agere Systems Inc. (a)                                         233,465              327
  Agere Systems Inc. -- Class B (a)                               75,241              113
  Texas Instruments Incorporated                                  95,400            2,261

Environmental Services (1.14%)
  Waste Management, Inc.                                         147,062            3,831

Fabricated Metal Products (2.15%)
  Fortune Brands, Inc.                                            72,100            4,038
  Gillette Company (The)                                          93,200            3,157

Food & Kindred Products (2.73%)
  Campbell Soup Company                                           77,800            2,152
  General Mills, Inc.                                             55,500            2,446
  Hershey Foods Corporation                                       38,100            2,381
  Kellogg Company                                                 33,300            1,194
  McCormick & Company, Incorporated                               37,300              960

Gas Production & Distribution (0.63%)
  El Paso Corporation                                            102,200            2,106

Holding & Other Investment Offices (0.93%)
  Simon Property Group, Inc. (b)                                  84,832            3,125

Hotels & Other Lodging Places (1.88%)
  Hilton Hotels Corporation                                      176,100            2,448
  Starwood Hotels & Resorts Worldwide, Inc.                      117,626            3,869

Industrial Machinery & Equipment (1.68%)
  Baker Hughes Incorporated                                       34,300            1,142
  Black & Decker Corporation (The)                                32,700            1,576
  Pall Corporation                                               140,200            2,909

Instruments & Related Products (2.10%)
  Eastman Kodak Company (b)                                      101,700            2,967
  Raytheon Company                                                55,500            2,262
  Rockwell International Corporation                              90,500            1,808

Insurance (5.12%)
  American International Group, Inc.                              41,183            2,810
  Aon Corporation                                                 60,100            1,772
  Chubb Corporation                                               49,900            3,533
  SAFECO Corporation                                             119,900            3,704
  St. Paul Companies, Inc. (The) (b)                              40,274            1,567
  UnumProvident Corporation                                      148,800            3,787

Life Insurance (0.73%)
  Lincoln National Corporation                                    30,500            1,281
  Prudential Financial, Inc. (a)                                  34,800            1,161

Manufacturing Industries (0.66%)
  Hasbro Inc.                                                    162,500            2,204

Medical Instruments & Supplies (0.61%)
  Becton, Dickinson and Company                                   59,000            2,033

Motor Vehicles, Parts & Supplies (0.99%)
  Genuine Parts Company                                           95,050            3,314

Oil & Gas Extraction (1.12%)
  Unocal Corporation                                             101,400            3,746

Paper & Allied Products (3.61%)
  3M Company                                                      31,400            3,862
  International Paper Company                                    116,793            5,090
  Kimberly-Clark Corporation                                      33,100            2,052
  MeadWestvaco Corporation                                        32,800            1,101

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Petroleum Refining (10.01%)
  Amerada Hess Corporation                                        54,800   $        4,521
  BP PLC -- ADR                                                  123,574            6,239
  ChevronTexaco Corporation                                       94,722            8,383
  Exxon Mobil Corporation                                        216,222            8,847
  Marathon Oil Corporation                                        63,100            1,711
  Royal Dutch Petroleum Company --
    NY Registered Shares                                          69,000            3,814

Pharmaceuticals (6.28%)
  Abbott Laboratories                                             41,500            1,562
  Bristol-Myers Squibb Co.                                       199,500            5,127
  Merck & Co., Inc.                                              131,500            6,659
  Schering-Plough Corporation                                    188,500            4,637
  Wyeth                                                           59,900            3,067

Printing & Publishing (3.47%)
  Donnelley (R.R.) & Sons Company                                 66,700            1,838
  Dow Jones & Company, Inc. (b)                                   81,400            3,944
  Knight-Ridder, Inc.                                             64,100            4,035
  Reader's Digest Association, Inc. (The) -- Class A              96,800            1,813

Railroads (2.59%)
  Norfolk Southern Corporation                                   139,400            3,259
  Union Pacific Corporation                                       85,500            5,410

Real Estate (0.27%)
  Rouse Company (The)                                             27,600              911

Research & Testing Services (0.43%)
  D&B (a)                                                         43,750            1,446

Restaurants (0.98%)
  McDonald's Corporation                                         115,400            3,283

Retail Trade (0.87%)
  Toys "R" Us, Inc. (a)(b)                                       166,900            2,916

Rubber & Misc. Plastic Products (0.01%)
  Armstrong Holdings, Inc. (a)(b)                                 24,000               43

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (1.10%)
  American Express Company                                       101,800   $        3,697

Telecommunications (7.06%)
  ALLTEL Corporation                                              70,700            3,323
  AT&T Corp.                                                     376,650            4,030
  BellSouth Corporation                                          117,900            3,714
  Qwest Communications International Inc. (a)                    558,600            1,564
  SBC Communications Inc.                                        133,374            4,068
  Sprint Corporation (FON Group)                                 166,500            1,767
  Verizon Communications, Inc.                                   129,794            5,211

Tobacco Products (1.41%)
  Philip Morris Companies Inc.                                    40,700            1,778
  UST Inc.                                                        86,500            2,941

U.S. Government Agencies (0.99%)
  Fannie Mae                                                      44,900            3,311
                                                                           --------------

TOTAL COMMON STOCKS (COST: $331,468)                                              320,883
                                                                           --------------

MUTUAL FUNDS -- OPEN END (3.82%)
  Reserve Investment Fund
    1.81%, due 04/26/2003                                     12,768,405           12,768
    1.81%, due 05/02/2003                                         25,495               25
    1.81%, due 06/01/2003                                         24,519               25
                                                                           --------------

TOTAL MUTUAL FUNDS -- OPEN END (COST: $12,818)                                     12,818
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $346,576)                               $      335,554
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.13%   $      335,554
  Liabilities in excess of other assets                           -0.13%             (421)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      335,133
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $17,417. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH STOCK
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.24%)

Beer, Wine, & Distilled Beverages (0.24%)
  Companhia de Bebidas das Americas                            3,300,000   $          507
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $617)                                                   507
                                                                           --------------

COMMON STOCKS (97.74%)

Amusement & Recreation Services (0.58%)
  Disney (Walt) Company (The)                                     33,300              629
  MGM MIRAGE (a)(b)                                               17,100              577

Apparel & Accessory Stores (0.98%)
  Gap, Inc. (The) (b)                                             44,900              638
  Inditex, SA (a)                                                 66,400            1,400

Automotive (1.57%)
  Harley-Davidson, Inc.                                           39,700            2,035
  Honeywell International Inc.                                    35,000            1,233

Beverages (2.43%)
  Anheuser-Busch Companies, Inc.                                  29,500            1,475
  Coca-Cola Company (The)                                         37,700            2,111
  PepsiCo, Inc.                                                   30,600            1,475

Business Services (6.15%)
  Accenture Ltd (a)                                               78,300            1,488
  Clear Channel Communications, Inc. (a)                          72,000            2,305
  First Data Corporation                                         155,700            5,792
  Omnicom Group, Inc.                                             33,700            1,543
  Securitas AB -- Class B                                         82,100            1,685

Chemicals & Allied Products (1.17%)
  Colgate-Palmolive Company                                       13,100              656
  Pharmacia Corporation                                           47,661            1,785

Commercial Banks (8.91%)
  Bank of New York Company, Inc. (The)                            18,300              618
  Citigroup Inc.                                                 212,008            8,216
  Concord EFS, Inc. (a)                                           93,500            2,818
  Fifth Third Bancorp                                             23,000            1,533
  Northern Trust Corporation                                      17,300              762
  State Street Corporation                                        18,500              827
  U.S. Bancorp                                                   118,700            2,772
  Wells Fargo & Company                                           20,300            1,016

Communication (4.03%)
  Comcast Corporation -- Class A (a)(b)                           72,300            1,724
  Echostar Communications Corporation  -- Class A (a)(b)          31,900              592
  Liberty Media Corporation -- Class A (a)                       202,100            2,021
  Viacom, Inc. -- Class B (a)                                     91,470            4,059

Communications Equipment (0.84%)
  Nokia Oyj -- ADR                                                25,000              362
  QUALCOMM Incorporated (a)                                       50,600            1,391

Computer & Data Processing Services (7.55%)
  Adobe Systems Incorporated                                      29,900              852
  Affiliated Computer Services, Inc. -- Class A (a)               65,300            3,100
  AOL Time Warner Inc. (a)                                       152,500            2,243
  Automatic Data Processing, Inc.                                 28,500            1,241
  Convergys Corporation (a)(b)                                    28,200              549
  Fiserv, Inc. (a)                                                14,800              543
  Microsoft Corporation (a)                                      111,000            6,072
  Siebel Systems, Inc. (a)                                        18,400              262
  VERITAS Software Corporation (a)                                43,900              869

Computer & Office Equipment (2.73%)
  Brocade Communications Systems, Inc. (a)                        17,800              311
  Cisco Systems, Inc. (a)                                        197,100            2,750
  Dell Computer Corporation (a)                                   58,800            1,537
  Lexmark International Group, Inc. (a)                           20,100            1,093

Department Stores (0.59%)
  Kohl's Corporation (a)                                          17,500            1,226

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Drug Stores & Proprietary Stores (0.96%)
  Walgreen Co.                                                    51,500   $        1,989

Educational Services (0.76%)
  Apollo Group, Inc. -- Class A (a)                               40,200            1,585

Electronic & Other Electric Equipment (2.93%)
  General Electric Company                                       153,400            4,456
  Samsung Electronics Co., Ltd.                                    3,000              822
  Sony Corporation                                                15,500              818

Electronic Components & Accessories (2.64%)
  Analog Devices, Inc. (a)                                        34,900            1,037
  Flextronics International Ltd. (a)                              58,200              415
  Intel Corporation                                               72,300            1,321
  Maxim Integrated Products (a)                                   16,800              644
  Texas Instruments Incorporated                                  31,500              747
  Tyco International Ltd.                                         98,144            1,326

Food & Kindred Products (0.42%)
  General Mills, Inc.                                             19,800              873

Food Stores (0.94%)
  Koninklijke Ahold NV                                            71,700            1,506
  Safeway Inc. (a)                                                15,500              452

Gas Production & Distribution (0.26%)
  El Paso Corporation                                             25,900              534

Health Services (1.67%)
  HCA Inc.                                                        51,700            2,456
  Laboratory Corporation of America Holdings (a)(b)               22,300            1,018

Holding & Other Investment Offices (0.34%)
  Hutchison Whampoa Limited                                       96,010              717

Industrial Machinery & Equipment (0.99%)
  Applied Materials, Inc. (a)                                     18,400              350
  Baker Hughes Incorporated                                       51,700            1,721

Instruments & Related Products (0.32%)
  Waters Corporation (a)(b)                                       25,000              668

Insurance (9.13%)
  ACE Limited                                                         42            1,340
  American International Group, Inc.                              68,800            4,694
  Berkshire Hathaway Inc. -- Class A (a)(b)                           13              868
  Fairfax Financial Holdings Limited (CAD)                         1,400              140
  Fairfax Financial Holdings Limited (USD) (b)                     1,800              180
  Progressive Corporation (The)                                   15,000              868
  UnitedHealth Group Incorporated                                 79,700            7,298
  WellPoint Health Networks Inc. (a)                              35,500            2,762
  XL Capital Ltd. -- Class A (b)                                  10,400              881

Insurance Agents, Brokers & Service (1.35%)
  Hartford Financial Services Group, Inc. (The)                   26,600            1,582
  Marsh & McLennan Companies, Inc.                                12,800            1,236

Lumber & Other Building Materials (2.00%)
  Home Depot, Inc. (The)                                         113,200            4,158

Medical Instruments & Supplies (1.03%)
  Baxter International Inc.                                       48,100            2,138

Oil & Gas Extraction (0.39%)
  Schlumberger Limited                                            17,500              814

Personal Credit Institutions (0.95%)
  Capital One Financial Corporation                               18,200            1,111
  SLM Corporation (b)                                              8,900              862

Personal Services (1.12%)
  Cendant Corp. (a)(b)                                           146,500            2,326

Petroleum Refining (2.57%)
  ChevronTexaco Corporation                                       28,400            2,513
  Exxon Mobil Corporation                                         69,290            2,835

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE GROWTH STOCK (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (12.44%)
  Abbott Laboratories                                             24,500   $          922
  AmerisourceBergen Corporation (b)                               22,200            1,687
  Amgen Inc. (a)                                                  18,800              787
  Biovail Corporation (a)(b)                                      31,400              909
  Cardinal Health, Inc.                                           28,300            1,738
  Johnson & Johnson                                               65,200            3,407
  Lilly (Eli) and Company                                         17,400              981
  MedImmune, Inc. (a)                                             56,700            1,497
  Pfizer Inc.                                                    204,150            7,146
  Sanofi-Synthelabo                                               36,000            2,187
  Schering-Plough Corporation                                     10,200              251
  Wyeth                                                           86,400            4,424

Radio & Television Broadcasting (1.48%)
  Univision Communications Inc. -- Class A (a)(b)                 54,100            1,699
  USA Interactive (a)                                              9,800              230
  USA Networks, Inc. (a)(b)                                       48,800            1,144

Radio, Television, & Computer Stores (0.32%)
  Best Buy Co., Inc. (a)                                          18,100              657

Restaurants (0.42%)
  Starbucks Corporation (a)                                       35,500              882

Security & Commodity Brokers (2.13%)
  Goldman Sachs Group, Inc. (The)                                 14,500            1,064
  Merrill Lynch & Co., Inc.                                       51,600            2,090
  Morgan Stanley Dean Witter & Co.                                29,700            1,279

Telecommunications (2.33%)
  AT&T Corp.                                                      90,900              973
  NTT DoCoMo, Inc.                                                   298              733
  Vodafone Group PLC                                           1,887,604            2,587
  Vodafone Group PLC -- ADR (b)                                   40,200              549

Tobacco Products (1.12%)
  Philip Morris Companies Inc.                                    53,400            2,333

Trucking & Warehousing (0.81%)
  United Parcel Service, Inc. -- Class B                          27,200            1,680

U.S. Government Agencies (4.21%)
  Fannie Mae                                                      25,300            1,866
  Freddie Mac                                                    112,900            6,910

Variety Stores (3.40%)
  Target Corporation                                             106,800            4,069
  Wal-Mart de Mexico SA de CV -- ADR (b)                          30,400              790
  Wal-Mart Stores, Inc.                                           40,300            2,217

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Wholesale Trade Nondurable Goods (0.78%)
  SYSCO Corporation                                               59,300   $        1,614
                                                                           --------------

TOTAL COMMON STOCKS (COST: $220,680)                                              203,549
                                                                           --------------

MUTUAL FUNDS -- OPEN END (1.70%)
  Reserve Investment Fund
    1.81%, due 05/01/2003                                      3,524,190            3,525
    1.81%, due 06/01/2003                                          6,410                6
                                                                           --------------

TOTAL MUTUAL FUNDS -- OPEN END (COST: $3,531)                                       3,531
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $224,828)                               $      207,587
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.68%   $      207,587
  Other assets in excess of liabilities                            0.32%              658
                                                           -------------   --------------
  Net assets                                                     100.00%   $      208,245
                                                           =============   ==============

INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Brazil                                                           0.24%   $          507
  Canada                                                           0.07%              140
  France                                                           1.05%            2,187
  Hong Kong                                                        0.35%              717
  Japan                                                            0.75%            1,550
  Korea                                                            0.40%              822
  Netherlands                                                      0.73%            1,506
  Spain                                                            0.67%            1,400
  Sweden                                                           0.81%            1,685
  United Kingdom                                                   1.25%            2,587
  United States                                                   93.68%          194,486
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $      207,587
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $14,767. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (6.54%)
  U.S. Treasury Bond (b)
    4.88%, due 02/15/2012                                  $       4,000   $        4,015
  U.S. Treasury Note
    3.38%, due 04/30/2004                                          3,000            3,032
    3.50%, due 11/15/2006 (b)                                      9,000            8,840
    5.00%, due 08/15/2011 (b)                                      3,250            3,295
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $18,755)                                  19,182
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.21%)
  Fannie Mae
    5.75%, due 02/15/2008                                          4,000            4,221
    7.25%, due 01/15/2010                                          2,000            2,267
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $6,008)                             6,488
                                                                           --------------

CORPORATE DEBT SECURITIES (25.53%)

Amusement & Recreation Services (1.04%)
  Disney (Walt) Company (The)
    4.88%, due 07/02/2004                                          2,000            2,044
    5.62%, due 12/01/2008                                          1,000              996

Automotive (0.36%)
  General Motors Corporation (b)
    7.70%, due 04/15/2016                                          1,000            1,057

Business Credit Institutions (3.46%)
  Boeing Capital Corporation (b)
    6.50%, due 02/15/2012                                          2,000            2,097
  CIT Group, Inc. (The)
    7.75%, due 04/02/2012                                          2,000            1,969
  National Rural Utilities Cooperative Finance
    Corporation
    5.75%, due 11/01/2008                                            500              500
    8.00%, due 03/01/2032                                          3,000            3,295
  Textron Financial Corporation
    5.65%, due 03/26/2004                                          2,250            2,310

Chemicals & Allied Products (1.05%)
  Dow Chemical Company (The)
    5.25%, due 05/14/2004                                          3,000            3,070
Commercial Banks (2.02%)
  Abbey National PLC
    7.35%, due 10/29/2049                                          2,000            2,128
  Bank of America Corporation
    6.63%, due 10/15/2007                                          2,000            2,143
  Huntington National Bank
    8.00%, due 04/01/2010                                          1,000            1,085
  Wells Fargo & Company
    6.25%, due 04/15/2008                                            530              561

Computer & Data Processing Services (0.72%)
  AOL Time Warner Inc.
    9.13%, due 01/15/2013                                          2,000            2,100

Computer & Office Equipment (0.68%)
  Hewlett-Packard Company
    5.50%, due 07/01/2007                                          2,000            1,989

Electric Services (0.70%)
  TXU Corp.
    6.38%, due 06/15/2006                                          1,988            2,045

Electric, Gas & Sanitary Services (0.36%)
  Wisconsin Energy Corporation
    6.50%, due 04/01/2011                                          1,000            1,049

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Food & Kindred Products (0.37%)
  Sara Lee Corporation
    6.95%, due 10/09/2006                                  $       1,000   $        1,082

Gas Production & Distribution (2.23%)
  Coastal Corporation (The)
    7.42%, due 02/15/2037                                          2,000            1,689
  Texas Eastern Transmission Corporation
    7.00%, due 07/15/2032                                          3,250            3,272
  Williams Companies, Inc. (The) (f)
    6.75%, due 01/15/2006                                          2,000            1,624

Health Services (0.71%)
  HCA -- The Healthcare Company
    7.13%, due 06/01/2006                                          2,000            2,098

Holding & Other Investment Offices (0.71%)
  Duke Realty Corporation
    7.30%, due 06/30/2003                                          2,000            2,077

Industrial Machinery & Equipment (0.38%)
  Caterpillar, Inc.
    7.25%, due 09/15/2009                                          1,000            1,101

Insurance (1.05%)
  Progressive Corporation (The)
    7.00%, due 10/01/2013                                          1,000            1,072
  St. Paul Companies, Inc. (The)
    5.75%, due 03/15/2007                                          2,000            2,013

Paper & Allied Products (1.37%)
  Abitibi-Consolidated Inc.
    8.85%, due 08/01/2030                                          2,000            1,955
  Bowater Canada Finance Corporation -- 144A (c)
    7.95%, due 11/15/2011                                          2,000            2,063

Personal Credit Institutions (1.45%)
  Ford Motor Credit Company
    7.88%, due 06/15/2010                                          1,000            1,045
  General Motors Acceptance Corporation
    6.75%, due 01/15/2006                                          2,000            2,076
  Household Finance Corporation
    6.00%, due 05/01/2004                                            150              155
    6.75%, due 05/15/2011                                          1,000              984

Petroleum Refining (0.70%)
  Suncor Energy Inc.
    7.15%, due 02/01/2032                                          2,000            2,057

Pharmaceuticals (0.36%)
  American Home Products Corporation
    6.70%, due 03/15/2011                                          1,000            1,059

Printing & Publishing (1.05%)
  News Corporation Limited (The)
    7.75%, due 12/01/2045                                          2,000            1,867
  Times Mirror Company
    7.45%, due 10/15/2009                                          1,100            1,213

Savings Institutions (0.73%)
  Golden State Holdings Inc.
    7.13%, due 08/01/2005                                          2,000            2,136

Security & Commodity Brokers (1.07%)
  Goldman Sachs Group, Inc. (The)
    6.60%, due 01/15/2012                                          2,000            2,037
  Lehman Brothers Holdings Inc.
    7.88%, due 08/15/2010                                          1,000            1,095

Telecommunications (2.77%)
  AT&T Corp.
    8.00%, due 11/15/2031                                          2,000            1,570
  BellSouth Capital Funding Corporation
    7.75%, due 02/15/2010                                          1,500            1,666
  Southern New England Telecommunications Corporation
    7.00%, due 08/15/2005                                          1,000            1,077

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Telecommunications (continued)
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                  $       2,000   $        1,777
  Verizon Global Funding Corp.
    7.25%, due 12/01/2010                                          1,000            1,010
  Vodafone Group PLC
    7.75%, due 02/15/2010                                          1,000            1,063

Transportation Equipment (0.19%)
  Union Tank Car Company
    7.45%, due 06/01/2009                                            500              547
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $75,469)                                    74,918
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.38%)

Electric Services (0.08%)
  Duke Energy Corporation -- Units (b)                            10,800   $          243

Gas Production & Distribution (0.30%)
  Williams Companies, Inc. (The)                                  70,000              881
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $2,044)                                   1,124
                                                                           --------------

COMMON STOCKS (59.55%)

Air Transportation (0.73%)
  FedEx Corporation                                               40,000            2,136

Amusement & Recreation Services (1.84%)
  Disney (Walt) Company (The)                                    286,100            5,407

Automotive (1.48%)
  DaimlerChrysler Corporation (a)(b)                              90,000            4,341

Chemicals & Allied Products (1.51%)
  du Pont (E.I.) de Nemours and Company                          100,000            4,440

Commercial Banks (8.86%)
  Bank of America Corporation                                     40,000            2,814
  BB&T Corporation                                                64,000            2,470
  Citigroup Inc.                                                  31,200            1,209
  FleetBoston Financial Corporation                              358,840           11,608
  Morgan Chase & Co. (J.P.)                                      162,500            5,512
  Wells Fargo & Company                                           47,000            2,353

Communication (1.60%)
  Cox Communications, Inc. -- Class A (a)(b)                     170,000            4,684

Computer & Data Processing Services (0.20%)
  AOL Time Warner Inc. (a)                                        40,000              588

Computer & Office Equipment (2.83%)
  Hewlett-Packard Company                                        543,087            8,298

Electronic & Other Electric Equipment (0.77%)
  Cooper Industries, Inc. -- Class A                              57,500            2,260

Electronic Components & Accessories (1.12%)
  Intel Corporation                                              180,000            3,289

Food Stores (0.29%)
  Kroger Co. (The) (a)                                            42,500              846

Gas Production & Distribution (1.44%)
  Keyspan Corporation (b)                                        112,000            4,217

Holding & Other Investment Offices (0.92%)
  Host Marriott Corporation (b)                                  240,000            2,712

Instruments & Related Products (0.49%)
  Raytheon Company                                                35,000            1,426

Insurance (2.53%)
  American International Group, Inc.                              35,075            2,393
  Conseco, Inc. (a)(b)                                           279,700              559
  St. Paul Companies, Inc. (The)                                 115,300            4,487

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Life Insurance (2.05%)
  John Hancock Financial Services, Inc.                          121,000   $        4,259
  Lincoln National Corporation                                    41,770            1,754

Lumber & Wood Products (0.76%)
  Louisiana-Pacific Corporation                                  210,000            2,224

Oil & Gas Extraction (3.10%)
  Apache Corporation                                              37,400            2,150
  Devon Energy Corporation (b)                                    60,000            2,957
  Diamond Offshore Drilling, Inc. (b)                            115,000            3,278
  Occidental Petroleum Corporation                                24,000              720

Personal Credit Institutions (0.56%)
  Household International, Inc.                                   33,000            1,640

Petroleum Refining (4.06%)
  ChevronTexaco Corporation                                       34,650            3,067
  Conoco Inc.                                                     70,000            1,946
  Exxon Mobil Corporation                                        120,000            4,910
  Marathon Oil Corporation                                        73,000            1,980

Pharmaceuticals (3.74%)
  Bristol-Myers Squibb Co.                                       120,400            3,094
  Merck & Co., Inc.                                              107,000            5,418
  Schering-Plough Corporation                                    100,700            2,477

Primary Metal Industries (1.02%)
  Alcoa Inc.                                                      90,000            2,984

Printing & Publishing (0.44%)
  Gannett Co., Inc.                                               17,200            1,305

Savings Institutions (4.18%)
  Washington Mutual, Inc.                                        331,000           12,282

Security & Commodity Brokers (3.10%)
  Alliance Capital Management Holding L.P. (b)                    77,400            2,651
  Raymond James Financial, Inc.                                   94,000            2,676
  T. Rowe Price Group, Inc.                                      115,000            3,781

Telecommunications (5.56%)
  ALLTEL Corporation                                              65,000            3,055
  AT&T Wireless Services, Inc. (a)(b)                            350,000            2,048
  Sprint Corporation (FON Group)                                 403,500            4,281
  Verizon Communications, Inc.                                   173,000            6,946
  WorldCom, Inc. -- MCI Group (b)(e)                              17,400               (d)
  WorldCom, Inc. -- WorldCom Group (a)(e)                      1,665,000               (d)

Tobacco Products (1.86%)
  Philip Morris Companies Inc.                                   125,000            5,460

U.S. Government Agencies (2.51%)
  Fannie Mae                                                     100,000            7,375
                                                                           --------------

TOTAL COMMON STOCKS (COST: $207,352)                                              174,767
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $309,628)                               $      276,479
                                                                           ==============
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-2.56%)

Covered Call Options (-0.45%)
  AT&T Wireless Services, Inc.
    Call Strike $7.50,
    Expires 10/19/2002                                             3,500   $         (228)
  BB&T Corporation
    Call Strike $40.00,
    Expires 12/21/2002                                               300              (30)
  DaimlerChrysler AG
    Call Strike $50.00,
    Expires 01/18/2003                                               400             (180)

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA VALUE BALANCED (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Covered Call Options (continued)
  DaimlerChrysler AG
    Call Strike $50.00,
    Expires 10/19/2002                                               400   $         (124)
  Diamond Offshore Drilling, Inc.
    Call Strike $35.00,
    Expires 09/21/2002                                             1,150              (75)
  FedEx Corporation
    Call Strike $60.00,
    Expires 01/18/2003                                               250              (68)
  Gannet Co., Inc.
    Call Strike $75.00,
    Expires 10/19/2002                                               170              (88)
  Hewlett-Packard Company
    Call Strike $15.00,
    Expires 07/20/2002                                             2,000              (10)
  Hewlett-Packard Company
    Call Strike $17.50,
    Expires 11/16/2002                                             1,250              (94)
  Hewlett-Packard Company
    Call Strike $20.00,
    Expires 01/18/2003                                             2,000             (110)
  Host Marriott Corporation
    Call Strike $12.50,
    Expires 01/18/2003                                             1,150              (52)
  Household International, Inc.
    Call Strike $50.00,
    Expires 10/19/2002                                               330             (182)
  Intel Corporation
    Call Strike $37.50,
    Expires 10/19/2002                                               300               (2)
  Raytheon Company
    Call Strike $45.00,
    Expires 11/16/2002                                               350              (63)

Put Options (-2.11%)
  Alliance Capital Management Holding L.P.
    Puts Strike $35.00,
    Expires 01/18/2003                                               700             (315)
  ALLTEL Corporation
    Puts Strike $40.00,
    Expires 01/17/2004                                               475             (195)
  Bristol-Myers Squibb Co.
    Puts Strike $40.00,
    Expires 09/21/2002                                               575             (793)
  Bristol-Myers Squibb Co.
    Puts Strike $45.00,
    Expires 01/18/2003                                               521             (968)
  Disney (Walt) Company (The)
    Puts Strike $15.00,
    Expires 01/17/2004                                             1,000             (155)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------
Put Options (continued)
  Disney (Walt) Company (The)
    Strike $17.50,
    Expires 01/18/2003                                             1,200   $         (192)
  Fannie Mae
    Puts Strike $70.00,
    Expires 01/17/2004                                               500             (385)
  Fannie Mae
    Puts Strike $75.00,
    Expires 01/18/2003                                               500             (300)
  FleetBoston Financial Corporation
    Puts Strike $20.00,
    Expires 01/17/2004                                             1,100             (116)
  Heinz (H.J.) Company
    Puts Strike $40.00,
    Expires 01/17/2004                                               400             (140)
  Intel Corporation
    Puts Strike $20.00,
    Expires 01/18/2003                                             1,000             (390)
  Kroger Co. (The)
    Puts Strike $22.50,
    Expires 10/19/2002                                               420              (21)
  Lincoln National Corporation
    Puts Strike $40.00,
    Expires 01/18/2003                                               300              (68)
  Microsoft Corporation
    Puts Strike $45.00,
    Expires 01/18/2003                                               600             (180)
  Raymond James Financial, Inc.
    Puts Strike $30.00,
    Expires 11/16/2002                                             1,000             (300)
  Schering-Plough Corporation
    Puts Strike $30.00,
    Expires 08/17/2002                                             1,200             (648)
  Sprint Corporation (FON Group)
    Puts Strike $15.00,
    Expires 01/17/2004                                             1,300             (818)
  Verizon Communications, Inc.
    Puts Strike $40.00,
    Expires 01/18/2003                                               400             (220)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $5,113)                                            (7,510)
                                                                           ==============

SUMMARY:
  Investments, at market value                                    94.21%   $      276,479
  Written options                                                 -2.56%           (7,510)
  Other assets in excess of liabilities                            8.35%           24,512
                                                           -------------   --------------
  Net assets                                                     100.00%   $      293,481
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $30,780. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) Market value is less than $1.

(e) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(f) Floating or variable rate note. Rate is listed as of June 30, 2002.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG/NWQ VALUE SELECT
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (97.79%)

Amusement & Recreation Services (2.35%)
  Disney (Walt) Company (The)                                    232,000   $        4,385

Automotive (1.56%)
  Delphi Automotive Systems Corporation                          220,000            2,904

Business Services (2.59%)
  First Data Corporation                                         130,000            4,836

Chemicals & Allied Products (2.26%)
  Praxair, Inc.                                                   74,000            4,216

Commercial Banks (11.00%)
  Bank of America Corporation                                     50,000            3,518
  Bank of New York Company, Inc. (The)                            85,000            2,869
  FleetBoston Financial Corporation                              130,000            4,206
  Mellon Financial Corporation                                    85,000            2,672
  Morgan Chase & Co. (J.P.)                                      104,500            3,545
  PNC Financial Services Group, Inc. (The)                        70,800            3,701

Communication (3.75%)
  Liberty Media Corporation -- Class A (a)                       700,000            6,999

Computer & Data Processing Services (4.15%)
  Computer Associates International, Inc.                        300,000            4,767
  Electronic Data Systems Corporation (b)                         80,000            2,972

Computer & Office Equipment (2.19%)
  Lexmark International Group, Inc. (a)                           75,000            4,080

Department Stores (2.49%)
  J.C. Penney Company, Inc. (b)                                  210,700            4,640

Electric Services (2.66%)
  Dominion Resources, Inc. (b)                                    75,000            4,965

Electronic Components & Accessories (2.15%)
  Agere Systems Inc. (a)                                       2,011,100            2,816
  Agere Systems Inc. -- Class B (a)                              800,000            1,200

Food & Kindred Products (1.71%)
  ConAgra Foods, Inc.                                            115,000            3,180

Food Stores (1.60%)
  Kroger Co. (The) (a)                                           150,000            2,985

Instruments & Related Products (2.19%)
  Raytheon Company                                               100,400            4,091

Insurance (3.95%)
  Aetna Inc. (b)                                                  77,100            3,698
  MGIC Investment Corporation                                     54,000            3,661

Insurance Agents, Brokers & Service (1.96%)
  Hartford Financial Services Group, Inc. (The)                   61,500            3,657

Lumber & Other Building Materials (2.18%)
  Home Depot, Inc. (The)                                         110,800            4,070

Mortgage Bankers and Brokers (2.77%)
  Countrywide Credit Industries, Inc.                            107,100            5,168

Personal Credit Institutions (2.18%)
  SLM Corporation (b)                                             42,000            4,070

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Petroleum Refining (7.10%)
  ChevronTexaco Corporation                                       32,500   $        2,876
  Conoco Inc.                                                    226,000            6,282
  Exxon Mobil Corporation                                        100,000            4,092

Pharmaceuticals (10.11%)
  Abbott Laboratories                                             75,000            2,824
  Bristol-Myers Squibb Co.                                       162,900            4,187
  Merck & Co., Inc.                                               76,400            3,869
  Schering-Plough Corporation                                    168,200            4,138
  Wyeth                                                           75,000            3,840

Printing & Publishing (2.14%)
  Gannett Co., Inc.                                               52,500            3,985

Retail Trade (2.34%)
  Toys "R" Us, Inc. (a)                                          250,000            4,368

Savings Institutions (3.06%)
  IndyMac Bancorp, Inc. (a)                                      251,500            5,703

Telecommunications (9.97%)
  ALLTEL Corporation                                              62,500            2,938
  SBC Communications Inc.                                        137,200            4,185
  Sprint Corporation (FON Group)                                 400,000            4,244
  Verizon Communications, Inc.                                   180,000            7,226

Tobacco Products (2.25%)
  Philip Morris Companies Inc.                                    96,100            4,198

U.S. Government Agencies (5.13%)
  Fannie Mae                                                      80,000            5,899
  Freddie Mac                                                     60,000            3,672
                                                                           --------------

TOTAL COMMON STOCKS (COST: $192,552)                                              182,397
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (2.42%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $4,510 on 07/01/2002                    $       4,509   $        4,509
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $4,509)                                $        4,509
                                                                           ==============

TOTAL INVESTMENT SECURITIES (COST: $197,061)                               $      186,906
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.21%   $      186,906
  Liabilities in excess of other assets                           -0.21%             (398)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      186,508
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $15,998. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, the collateral for the repurchase agreements are as follows:

--------------------------------------------------------------------------
                                                          MARKET VALUE
                     COLLATERAL                       AND ACCRUED INTEREST
--------------------------------------------------------------------------
$9,946 Fannie Mae -- Pool 303721
 7.00% due 04/01/2009                                       $ 2,292
$2,398 Freddie Mac -- Pool C67746
 6.50% due 06/01/2032                                         2,443

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA EQUITY
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.87%)

Business Services (17.78%)
  Clear Channel Communications, Inc. (a)                         225,000   $        7,205
  First Data Corporation                                         510,000           18,971
  Moody's Corporation                                            250,000           12,437
  Robert Half International Inc. (a)                             275,000            6,408

Chemicals & Allied Products (3.11%)
  Pharmacia Corporation                                          210,000            7,865

Commercial Banks (13.49%)
  Concord EFS, Inc. (a)                                          300,000            9,042
  MBNA Corporation                                               250,000            8,268
  Northern Trust Corporation                                     180,000            7,931
  State Street Corporation                                       200,000            8,940

Communication (11.66%)
  Comcast Corporation -- Class A (a)(b)                          225,000            5,364
  Cox Communications, Inc. -- Class A (a)(b)                     305,000            8,403
  Echostar Communications Corporation -- Class A (a)(b)          365,000            6,774
  Liberty Media Corporation -- Class A (a)                       900,000            9,000

Communications Equipment (3.09%)
  QUALCOMM Incorporated (a)                                      285,000            7,835

Computer & Data Processing Services (4.64%)
  Microsoft Corporation (a)                                      215,000           11,761

Drug Stores & Proprietary Stores (3.43%)
  Walgreen Co.                                                   225,000            8,692

Electronic Components & Accessories (2.16%)
  Intel Corporation                                              300,000            5,481

Food Stores (3.17%)
  Safeway Inc. (a)                                               275,000            8,027

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Hotels & Other Lodging Places (2.48%)
  Marriott International, Inc. -- Class A                        165,000   $        6,278

Management Services (3.15%)
  Paychex, Inc.                                                  255,000            7,979

Pharmaceuticals (3.69%)
  Allergan, Inc.                                                 140,000            9,345

Radio, Television, & Computer Stores (3.56%)
  RadioShack Corporation (b)                                     300,000            9,018

Security & Commodity Brokers (2.65%)
  Schwab (Charles) Corporation (The) (b)                         600,000            6,720

Transportation & Public Utilities (5.24%)
  Expeditors International of Washington, Inc.                   400,000           13,263

Trucking & Warehousing (4.88%)
  United Parcel Service, Inc. -- Class B                         200,000           12,350

Variety Stores (3.69%)
  Wal-Mart Stores, Inc.                                          170,000            9,352
                                                                           --------------

TOTAL COMMON STOCKS (COST: $247,883)                                              232,709
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $247,883)                               $      232,709
                                                                           ==============

SUMMARY:
  Investments, at market value                                    91.87%   $      232,709
  Other assets in excess of liabilities                            8.13%           20,585
                                                           -------------   --------------
  Net assets                                                     100.00%   $      253,294
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $32,939. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JENNISON GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (92.79%)

Aerospace (3.12%)
  Boeing Company (The)                                             4,200   $          189
  Lockheed Martin Corporation                                      5,900              410
  Northrop Grumman Corporation (b)                                 4,500              563

Automotive (1.43%)
  Harley-Davidson, Inc.                                           10,400              533

Beverages (3.82%)
  Coca-Cola Company (The)                                          6,400              358
  PepsiCo, Inc.                                                   22,100            1,066

Business Services (0.89%)
  eBay Inc. (a)(b)                                                 5,400              333

Chemicals & Allied Products (2.45%)
  Pharmacia Corporation                                           14,800              554
  Procter & Gamble Company (The)                                   4,000              357

Commercial Banks (5.57%)
  Bank One Corporation                                            12,200              469
  Citigroup Inc.                                                  27,233            1,056
  Concord EFS, Inc. (a)                                            3,700              112
  MBNA Corporation                                                13,100              433

Communication (4.11%)
  Liberty Media Corporation -- Class A (a)                        41,500              415
  Viacom, Inc. -- Class B (a)                                     25,100            1,115

Communications Equipment (0.52%)
  Nokia Oyj -- ADR                                                13,400              194

Computer & Data Processing Services (4.70%)
  Adobe Systems Incorporated                                       6,100              174
  AOL Time Warner Inc. (a)                                        15,900              234
  Microsoft Corporation (a)                                       24,500            1,341

Computer & Office Equipment (5.39%)
  Cisco Systems, Inc. (a)                                         45,500              635
  Dell Computer Corporation (a)                                   24,000              627
  EMC Corporation (a)                                             23,100              174
  Hewlett-Packard Company                                         37,300              570

Department Stores (3.37%)
  Kohl's Corporation (a)                                          17,900            1,255

Electronic & Other Electric Equipment (0.58%)
  General Electric Company                                         7,400              215

Electronic Components & Accessories (5.38%)
  Analog Devices, Inc. (a)                                         4,300              128
  Intel Corporation                                               28,800              526
  Maxim Integrated Products (a)                                    5,200              199
  STMicroelectronics NV -- NY Registered Shares                   10,200              248
  Taiwan Semiconductor Manufacturing Company Ltd. -- ADR
    (a)(b)                                                        19,930              259
  Texas Instruments Incorporated                                  27,100              642

Fabricated Metal Products (1.59%)
  Gillette Company (The)                                          17,500              593

Furniture & Home Furnishings Stores (1.82%)
  Bed Bath & Beyond Inc. (a)(b)                                   18,000              679

Health Services (1.07%)
  HCA Inc.                                                         6,000              285
  Laboratory Corporation of America Holdings (a)                   1,000               46
  Quest Diagnostics Incorporated (a)                                 800               69

Hotels & Other Lodging Places (1.36%)
  Marriott International, Inc. -- Class A                         13,300              506

Industrial Machinery & Equipment (0.70%)
  Applied Materials, Inc. (a)                                     13,800              262

Instruments & Related Products (0.35%)
  KLA-Tencor Corporation (a)                                       3,000              132

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (4.51%)
  American International Group, Inc.                              17,800   $        1,215
  XL Capital Ltd. -- Class A                                       5,500              466

Insurance Agents, Brokers & Service (1.39%)
  Hartford Financial Services Group, Inc. (The)                    8,700              517

Lumber & Other Building Materials (3.05%)
  Home Depot, Inc. (The)                                           5,600              206
  Lowe's Companies, Inc. (b)                                      20,500              931

Lumber & Wood Products (0.93%)
  Weyerhaeuser Company                                             5,400              345

Medical Instruments & Supplies (1.32%)
  Baxter International Inc.                                       11,100              493

Oil & Gas Extraction (1.92%)
  Schlumberger Limited                                            15,400              716

Paper & Allied Products (3.25%)
  3M Company                                                       5,800              713
  International Paper Company                                     11,400              497

Personal Credit Institutions (0.64%)
  Capital One Financial Corporation                                3,900              238

Petroleum Refining (1.00%)
  Exxon Mobil Corporation                                          9,100              372

Pharmaceuticals (11.33%)
  Abbott Laboratories                                             14,000              527
  AmerisourceBergen Corporation (b)                                3,700              281
  Amgen Inc. (a)                                                  12,900              540
  Genentech, Inc. (a)                                             15,700              526
  Johnson & Johnson                                               13,300              695
  MedImmune, Inc. (a)                                              7,400              195
  Pfizer Inc.                                                     14,200              497
  Sepracor Inc. (a)                                                8,900               85
  Wyeth                                                           17,000              870

Printing & Publishing (1.48%)
  New York Times Company (The) -- Class A                         10,700              551

Radio & Television Broadcasting (1.92%)
  Univision Communications Inc. -- Class A (a)(b)                 15,100              474
  USA Networks, Inc. (a)(b)                                       10,300              242

Restaurants (0.84%)
  Starbucks Corporation (a)                                       12,500              311

Retail Trade (1.62%)
  Tiffany & Co.                                                   17,200              605

Security & Commodity Brokers (5.54%)
  American Express Company                                        17,100              621
  Goldman Sachs Group, Inc. (The) (b)                              9,700              711
  Merrill Lynch & Co., Inc.                                       14,000              567
  Morgan Stanley Dean Witter & Co.                                 3,700              159

Variety Stores (3.83%)
  Costco Wholesale Corporation (a)                                11,300              436
  Wal-Mart Stores, Inc.                                           18,000              990
                                                                           --------------

TOTAL COMMON STOCKS (COST: $38,549)                                                34,548
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $38,549)                                $       34,548
                                                                           ==============

SUMMARY:
  Investments, at market value                                    92.79%   $       34,548
  Other assets in excess of liabilities                            7.21%            2,684
                                                           -------------   --------------
  Net assets                                                     100.00%   $       37,232
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JENNISON GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $2,895. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (91.38%)

Australia (1.25%)
  BHP Billiton Limited                                            30,809   $          179
  Commonwealth Bank of Australia                                  22,947              426

Austria (0.21%)
  Erste Bank der oesterreichischen Sparkassen AG                   1,436              102
  Erste Bank der oesterreichischen
    Sparkassen AG -- rights                                        1,436               (c)

Belgium (0.59%)
  Interbrew                                                        2,940               84
  Kredietbank SA Luxembourgeoise (b)                               5,024              203

Brazil (0.44%)
  Petroleo Brasileiro SA                                          11,256              210

Canada (3.09%)
  Alcan Inc.                                                       2,309               87
  Canadian National Railway Company                                8,458              438
  Canadian Pacific Railway Limited (b)                             8,339              204
  Fairmont Hotels & Resorts Inc.                                   4,807              124
  Suncor Energy Inc.                                              17,639              309
  Talisman Energy Inc.                                             7,317              329

Denmark (1.58%)
  D/S 1912 -- Class B                                                 21              157
  Danske Bank A/S                                                 24,274              446
  Group 4 Falck A/S (b)                                            4,676              161

Finland (0.57%)
  Nokia Oyj -- ADR                                                18,484              268
  TietoEnator Corporation                                            196                5

France (11.98%)
  Accor SA                                                        16,039              650
  Air Liquide                                                      1,505              231
  Air Liquide -- rights                                            1,505               29
  Aventis SA                                                       3,092              219
  BNP Paribas SA                                                  21,072            1,165
  Compagnie de Saint-Gobain                                       11,088              497
  Compagnie Generale des Etablissements
    Michelin -- Class B                                            2,551              103
  Credit Lyonnais SA                                               8,881              380
  Groupe Danone SA                                                 4,558              626
  Renault SA                                                       3,876              181
  Societe Generale -- Class A                                     10,451              688
  Total Fina Elf SA                                                3,949              640
  Valeo SA                                                         8,975              373

Germany (4.56%)
  Altana AG                                                        3,551              179
  BASF AG                                                         10,742              497
  Bayerische Motoren Werke AG (BMW)                                9,966              410
  Deutsche Bank AG                                                 5,237              363
  MAN AG                                                           4,818              101
  Muenchener Rueckversicherungs -- Gesellschaft AG                 2,077              491
  Schering AG                                                      2,557              160

Hong Kong (0.72%)
  Hong Kong and China Gas Company Limited (The)                  107,000              142
  Li & Fung Limited                                              151,698              204

Ireland (2.90%)
  Allied Irish Banks PLC                                          29,295              385
  Bank of Ireland                                                 45,102              560
  CRH PLC                                                         23,665              396
  RyanAir Holdings PLC -- ADR (a)                                  1,670               58

Italy (6.48%)
  Autostrade SpA (b)                                              86,429              714
  Banca Intesa SpA                                                67,264              206
  ENI -- Ente Nazionale Idrocarburi (b)                           49,321              784
  Mediaset SpA                                                    28,224              218
  Saipem SpA                                                      46,507              332

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Italy (continued)
  Snam Rete Gas SpA                                               82,759   $          243
  UniCredito Italiano SpA (b)                                    139,661              630

Japan (12.02%)
  Bridgestone Corporation                                         31,400              432
  Canon Inc.                                                       8,064              304
  FANUC LTD                                                        5,402              271
  Hitachi, Ltd.                                                   54,868              354
  Honda Motor Co., Ltd.                                            5,069              205
  Hoya Corporation                                                 3,197              232
  Ito-Yokado Co., Ltd.                                            11,667              583
  Kao Corporation                                                 17,019              392
  Marui Co., Ltd.                                                 11,904              151
  Mitsubishi Estate Company, Limited                              26,646              218
  Mitsui Fudosan Co., Ltd.                                        15,596              138
  Nippon Steel Corporation                                       217,857              340
  Nissan Motor Co., Ltd.                                          51,080              353
  NTT DoCoMo, Inc.                                                   110              270
  Promise Company Limited                                          3,418              172
  Rohm Company, Ltd.                                               1,034              154
  SMC Corporation                                                  3,216              380
  Sony Corporation                                                 7,078              373
  Takeda Chemical Industries, Ltd.                                 2,843              125
  Tokyo Gas Co., Ltd.                                             84,982              236
  Toyko Electric Power Company, Incorporated (The)                 5,763              118

Luxembourg (0.66%)
  Arcelor (a)                                                     22,357              317

Mexico (0.80%)
  Fomento Economico Mexicano, SA de CV -- ADR                      5,609              220
  Wal-Mart de Mexico SA de CV -- Series V                         61,824              168

Netherlands (2.90%)
  ABN AMRO Holding NV                                             11,413              207
  Gucci Group NV -- NY Registered Shares                           4,118              390
  Heineken NV                                                      9,614              421
  Koninklijke Philips Electronics NV -- NY Registered
    Shares                                                        13,770              380

Russia (1.50%)
  Lukoil Oil Company -- ADR (b)                                    3,157              205
  OAO Gazprom -- ADR                                              17,268              283
  Surgutneftegaz -- ADR                                           11,921              234

Singapore (0.55%)
  Singapore Airlines Limited                                      36,173              264

South Korea (3.40%)
  Hyundai Motor Company Limited                                   11,040              332
  Korea Electric Power Corporation                                11,342              208
  LG Electronics, Inc. (a)                                        11,086              443
  Samsung Electro-Mechanics Co., Ltd.                              2,652              129
  Samsung Electronics Co., Ltd.                                      913              250
  Samsung Fire & Marine Insurance Co., Ltd.                          860               53
  SK Telecom Co., Ltd. -- ADR                                      9,153              227

Spain (2.35%)
  Altadis, SA                                                     25,732              530
  Amadeus Global Travel Distribution SA                           31,807              203
  Banco Popular Espanol SA                                         4,168              184
  Grupo Ferrovial, SA                                              7,997              218

Sweden (1.88%)
  Nordea AB                                                       29,209              159
  Sandvik AB                                                       5,689              142
  Securitas AB -- Class B                                         29,548              606

Switzerland (6.60%)
  Adecco SA -- Registered Shares                                   8,167              484
  Clariant AG                                                      4,000               95
  Credit Suisse Group (a)                                         10,065              319
  Nestle SA -- Registered Shares                                   3,237              753
  Novartis AG                                                     17,861              784
  Roche Holding AG                                                 4,789              361

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Switzerland (continued)
  Swatch Group AG (The) (b)                                        8,217   $          155
  Swisscom AG -- Registered Shares                                   811              235

United Kingdom (23.79%)
  Alliance & Leicester PLC                                        22,755              287
  AMVESCAP PLC                                                     9,791               80
  Barclays PLC                                                    68,167              573
  BPB PLC                                                         21,764              116
  British Sky Broadcasting Group PLC (a)                          31,472              301
  Capita Group PLC (The)                                          27,647              131
  Daily Mail and General Trust PLC                                22,259              213
  Diageo PLC                                                      85,663            1,113
  EMAP PLC                                                         9,289              116
  Exel PLC                                                        34,599              440
  GKN PLC                                                         77,158              362
  GUS PLC                                                         54,173              497
  Hilton Group PLC                                               116,941              407
  HSBC Holdings PLC                                               37,091              426
  Imperial Chemical Industries PLC                                55,418              269
  International Power PLC (a)                                     66,500              170
  Marks and Spencer Group PLC                                    180,673            1,027
  Next PLC                                                        26,257              373
  Pearson PLC                                                     10,696              106
  Reckitt Benckiser PLC                                           42,342              759
  Reed International PLC                                          70,495              669
  Rentokil Initial PLC                                           149,532              608
  Royal Bank of Scotland Group PLC (The)                          40,078            1,136
  Schroders PLC                                                    6,949               62
  Smith & Nephew PLC                                              42,557              236
  Willis Group Holdings Limited (a)(b)                            12,064              397
  Wolseley PLC                                                    22,184              225
  WPP Group PLC                                                   44,508              376

United States (0.56%)
  Transocean Inc.                                                  8,675              270
                                                                           --------------

TOTAL COMMON STOCKS (COST: $43,582)                                                44,092
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $43,582)                                $       44,092
                                                                           ==============

SUMMARY:
  Investments, at market value                                    91.38%   $       44,092
  Other assets in excess of liabilities                            8.62%            4,160
                                                           -------------   --------------
  Net assets                                                     100.00%   $       48,252
                                                           =============   ==============

                                 INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Commercial Banks                                                17.74%   $        8,558
  Oil & Gas Extraction                                             6.81%            3,287
  Chemicals & Allied Products                                      5.16%            2,491
  Automotive                                                       3.84%            1,854
  Business Services                                                3.64%            1,758
  Electronic & Other Electric Equipment                            3.56%            1,717
  Beverages                                                        3.35%            1,618
  Pharmaceuticals                                                  3.33%            1,609
  Retail Trade                                                     3.01%            1,453
  Food & Kindred Products                                          2.86%            1,379
  Printing & Publishing                                            2.29%            1,104
  Apparel Products                                                 2.13%            1,027
  Construction                                                     1.93%              932
  Personal Services                                                1.62%              780
  Hotels & Other Lodging Places                                    1.60%              774
  Primary Metal Industries                                         1.54%              744
  Telecommunications                                               1.52%              732
  Electric Services                                                1.52%              732
  Computer & Office Equipment                                      1.36%              658
  Railroads                                                        1.33%              642
  Lumber & Construction Materials                                  1.29%              621
  Insurance                                                        1.13%              544
  Rubber & Misc. Plastic Products                                  1.11%              535
  Tobacco Products                                                 1.10%              530
  Radio & Television Broadcasting                                  1.08%              519
  Stone, Clay & Glass Products                                     1.03%              497
  Transportation & Public Utilities                                0.91%              440
  Amusement & Recreation Services                                  0.84%              407
  Insurance Agents, Brokers & Service                              0.82%              397
  Leather & Leather Products                                       0.81%              390
  Instruments & Related Products                                   0.80%              387
  Gas Production & Distribution                                    0.80%              385
  Machinery, Equipment & Supplies                                  0.79%              380
  Motor Vehicles, Parts & Supplies                                 0.75%              362
  Air Transportation                                               0.67%              322
  Petroleum Refining                                               0.64%              309
  Mortgage Bankers & Brokers                                       0.59%              287
  Electronic Components & Accessories                              0.59%              283
  Communications Equipment                                         0.56%              268
  Industrial Machinery & Equipment                                 0.50%              243
  Medical Instruments & Supplies                                   0.49%              236
  Beer, Wine, & Distilled Beverages                                0.46%              220
  Real Estate                                                      0.45%              218
  Computer & Data Processing Services                              0.43%              208
  Transportation Equipment                                         0.42%              204
  Holding & Other Investment Offices                               0.41%              200
  Metal Mining                                                     0.37%              179
  Variety Stores                                                   0.35%              168
  Water Transportation                                             0.33%              157
  Department Stores                                                0.31%              151
  Paperboard Containers & Boxes                                    0.24%              116
  Security & Commodity Brokers                                     0.17%               80
                                                           -------------   --------------
    Investments, at market value                                  91.38%           44,092
    Other assets in excess of liabilities                          8.62%            4,160
                                                           -------------   --------------
    Net assets                                                   100.00%   $       48,252
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INTERNATIONAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

-------------------------------------------------------------------------
                                            AMOUNT IN      NET UNREALIZED
                   BOUGHT    SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY           (SOLD)       DATE      BOUGHT (SOLD)    (APPRECIATION)
-------------------------------------------------------------------------
Australian Dollar      (44)  07/01/2002   $          (25)  $            0
British Pound          (33)  07/01/2002              (50)               0
Danish Krone          (192)  07/01/2002              (25)               0
Euro Dollar            (45)  07/02/2002              (44)               0
Euro Dollar           (338)  07/01/2002             (334)               0
Japanese Yen        (2,320)  07/02/2002              (19)               0
Japanese Yen       (10,445)  07/01/2002              (87)               1
Swiss Franc            190   07/02/2002              128               (1)
Swiss Franc             28   07/01/2002               19                0
                                          --------------   --------------
                                          $         (437)  $            0
                                          ==============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $2,464. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Market value is less than $1.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GE U.S. EQUITY
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.55%)

Aerospace (1.86%)
  Boeing Company (The)                                             5,528   $          249
  Northrop Grumman Corporation (b)                                 3,455              432
  United Technologies Corporation                                 31,974            2,171

Amusement & Recreation Services (0.28%)
  Disney (Walt) Company (The)                                     23,027              435

Automotive (0.70%)
  Delphi Automotive Systems Corporation                           35,132              464
  Honeywell International Inc.                                    17,275              609

Beverages (2.30%)
  Anheuser-Busch Companies, Inc. (c)                              21,421            1,071
  PepsiCo, Inc. (c)                                               51,164            2,466

Business Services (4.95%)
  Catalina Marketing Corporation (a)(b)                           33,168              936
  Equifax Inc.                                                    42,566            1,149
  First Data Corporation                                         113,595            4,225
  Interpublic Group of Companies, Inc. (The)                      24,276              601
  Omnicom Group, Inc.                                             15,345              703

Chemicals & Allied Products (2.56%)
  Avon Products, Inc.                                             23,356            1,220
  Colgate-Palmolive Company                                        9,945              498
  Pharmacia Corporation                                           28,519            1,068
  Procter & Gamble Company (The)                                   8,707              778
  Rohm and Haas Company                                            9,121              369

Commercial Banks (9.68%)
  Bank of America Corporation                                     36,761            2,587
  Bank One Corporation                                            25,631              986
  Citigroup Inc.                                                 174,085            6,745
  Concord EFS, Inc. (a)                                            1,959               59
  FleetBoston Financial Corporation                               22,803              738
  State Street Corporation                                        15,348              686
  U.S. Bancorp                                                    11,056              258
  Wachovia Corporation                                            13,820              528
  Wells Fargo & Company                                           45,606            2,283

Communication (3.93%)
  Certegy Inc. (a)                                                24,876              923
  Charter Communications, Inc. (a)(b)                             19,901               81
  Comcast Corporation -- Class A (a)(b)                           71,679            1,709
  Liberty Media Corporation -- Class A (a)                       209,697            2,097
  NTL Incorporated (a)                                            54,703                2
  Viacom, Inc. -- Class B (a)                                     27,579            1,224

Communications Equipment (0.01%)
  QUALCOMM Incorporated (a)                                          829               23

Computer & Data Processing Services (6.25%)
  AOL Time Warner Inc. (a)                                        23,572              347
  Automatic Data Processing, Inc.                                 30,531            1,330
  Electronic Data Systems Corporation                             22,388              832
  IMS Health Incorporated (b)                                     10,572              190
  Intuit Inc. (a)                                                 41,792            2,078
  Microsoft Corporation (a)                                       78,025            4,267
  Oracle Corporation (a)                                           8,292               79
  Unisys Corporation (a)                                          53,345              480

Computer & Office Equipment (2.63%)
  Cisco Systems, Inc. (a)                                         71,947            1,004
  Dell Computer Corporation (a)                                   59,426            1,553
  International Business Machines Corporation                     15,617            1,124
  Pitney Bowes Inc.                                                8,875              353

Department Stores (0.28%)
  Federated Department Stores, Inc. (a)                           10,780              428

Electric Services (2.22%)
  Dominion Resources, Inc.                                        21,133            1,399
  Duke Energy Corporation                                         33,444            1,040
  Entergy Corporation                                             13,958              592
  TXU Corp.                                                        7,325              378

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electric, Gas & Sanitary Services (0.45%)
  Exelon Corporation                                               8,900   $          465
  Xcel Energy, Inc.                                               13,820              232

Electronic & Other Electric Equipment (1.28%)
  Eaton Corporation (b)                                            4,008              292
  Emerson Electric Co.                                            29,813            1,595
  Energizer Holdings, Inc. (a)                                     3,038               83

Electronic Components & Accessories (3.34%)
  Analog Devices, Inc. (a)                                        14,622              434
  Intel Corporation                                              112,130            2,049
  Molex Incorporated -- Class A                                   64,332            1,765
  Texas Instruments Incorporated                                  35,481              841
  Tyco International Ltd.                                          3,160               43

Environmental Services (0.57%)
  Waste Management, Inc.                                          33,420              871

Fabricated Metal Products (0.36%)
  Gillette Company (The)                                          16,169              548

Food & Kindred Products (0.37%)
  General Mills, Inc.                                              7,463              329
  Hershey Foods Corporation                                        3,731              233

Food Stores (0.43%)
  Safeway Inc. (a)                                                22,527              658

Health Services (1.48%)
  Lincare Holdings Inc. (a)(b)                                    42,726            1,380
  Sybron Dental Specialties, Inc. (a)                              8,430              156
  Tenet Healthcare Corporation (a)                                10,332              739

Industrial Machinery & Equipment (2.64%)
  Applied Materials, Inc. (a)                                     50,167              954
  Baker Hughes Incorporated                                       39,663            1,320
  Dover Corporation                                               51,134            1,790

Insurance (4.39%)
  AFLAC Incorporated                                              10,503              336
  Allstate Corporation (The)                                      11,056              409
  American International Group, Inc.                              55,440            3,783
  Berkshire Hathaway Inc. -- Class B (a)                             340              760
  Chubb Corporation                                                1,658              117
  Fidelity National Financial, Inc.                                5,944              188
  Loews Corporation                                                1,936              103
  St. Paul Companies, Inc. (The)                                  10,641              414
  UnitedHealth Group Incorporated                                  6,965              638

Insurance Agents, Brokers & Service (2.38%)
  Hartford Financial Services Group, Inc. (The)                   33,160            1,972
  Marsh & McLennan Companies, Inc.                                17,366            1,678

Life Insurance (0.32%)
  Lincoln National Corporation                                    11,747              493

Lumber & Other Building Materials (2.10%)
  Home Depot, Inc. (The)                                          63,997            2,351
  Lowe's Companies, Inc.                                          19,420              882

Lumber & Wood Products (1.11%)
  Weyerhaeuser Company (b)                                        26,673            1,703

Medical Instruments & Supplies (1.28%)
  Apogent Technologies, Inc. (a)(b)                               28,607              588
  Baxter International Inc.                                       11,332              504
  DENTSPLY International Inc.                                     15,336              566
  Medtronic, Inc.                                                  7,170              307

Metal Mining (0.39%)
  Barrick Gold Corporation (b)                                    31,510              598

Oil & Gas Extraction (2.66%)
  Anadarko Petroleum Corporation                                  13,135              648
  Burlington Resources Inc.                                       19,174              729
  EnCana Corporation                                              26,811              820
  Nabors Industries Ltd. (a)                                      31,786            1,122
  Schlumberger Limited                                            16,584              771

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GE U.S. EQUITY (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paper & Allied Products (1.76%)
  3M Company                                                      11,310   $        1,391
  Bowater Incorporated                                             6,081              331
  Kimberly-Clark Corporation                                      15,893              985

Personal Credit Institutions (0.45%)
  Capital One Financial Corporation                               11,338              692

Petroleum Refining (5.56%)
  BP PLC -- ADR                                                   15,915              804
  ChevronTexaco Corporation                                       20,724            1,834
  Conoco Inc.                                                     31,372              872
  Exxon Mobil Corporation                                        123,081            5,035

Pharmaceuticals (12.26%)
  Abbott Laboratories                                             23,218              874
  Biogen, Inc. (a)                                                 4,146              172
  Bristol-Myers Squibb Co.                                        35,103              902
  Cardinal Health, Inc. (c)                                       65,363            4,014
  Johnson & Johnson                                               79,880            4,175
  Lilly (Eli) and Company                                          8,707              491
  Merck & Co., Inc.                                               52,240            2,645
  Pfizer Inc.                                                    122,636            4,291
  Wyeth                                                           24,876            1,274

Primary Metal Industries (0.56%)
  Alcoa Inc.                                                      26,120              866

Printing & Publishing (0.31%)
  Gannett Co., Inc.                                                6,205              471

Railroads (0.51%)
  Burlington Northern Santa Fe Corp.                              26,092              783

Security & Commodity Brokers (1.58%)
  American Express Company (c)                                    43,961            1,597
  Lehman Brothers Holdings Inc.                                    5,114              320
  Morgan Stanley Dean Witter & Co.                                11,885              512

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (3.21%)
  AT&T Corp.                                                      59,426   $          636
  SBC Communications Inc.                                         41,145            1,255
  Verizon Communications, Inc.                                    43,431            1,744
  Vodafone Group PLC -- ADR                                       95,635            1,305

Tobacco Products (0.74%)
  Philip Morris Companies Inc.                                    25,868            1,130

Transportation Equipment (1.37%)
  General Dynamics Corporation                                    19,735            2,099

U.S. Government Agencies (3.25%)
  Fannie Mae                                                      58,025            4,278
  Freddie Mac                                                     11,755              719

Variety Stores (2.64%)
  Target Corporation                                              58,874            2,243
  Wal-Mart Stores, Inc.                                           32,908            1,810

Water Transportation (0.63%)
  Carnival Corporation                                            35,102              972

Wholesale Trade Nondurable Goods (0.52%)
  SYSCO Corporation                                               29,575              805
                                                                           --------------

TOTAL COMMON STOCKS (COST: $164,264)                                              151,431
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $164,264)                               $      151,431
                                                                           ==============

SUMMARY:
  Investments, at market value                                    98.55%   $      151,431
  Other assets in excess of liabilities                            1.45%            2,232
                                                           -------------   --------------
  Net assets                                                     100.00%   $      153,663
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $6,998. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for futures contracts (no open futures contracts at June 30, 2002). The market value of all securities segregated at June 30, 2002 is $1,176.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (0.14%)
  U.S. Treasury Note
    6.25%, due 07/31/2002                                  $         200   $          201
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $201)                                        201
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.71%)

Aerospace (1.89%)
  Boeing Company (The)                                             6,000   $          270
  Lockheed Martin Corporation                                      6,600              459
  United Technologies Corporation                                 28,400            1,928

Air Transportation (0.26%)
  AMR Corporation (a)                                                600               10
  Delta Air Lines, Inc.                                            7,000              140
  FedEx Corporation                                                3,000              160
  Southwest Airlines Co.                                           3,300               53

Amusement & Recreation Services (0.02%)
  Harrah's Entertainment, Inc. (a)                                   500               22

Apparel & Accessory Stores (0.71%)
  Abercrombie & Fitch Co. -- Class A (a)(b)                       14,000              338
  Limited, Inc. (The)                                              1,900               40
  TJX Companies, Inc. (The)                                       31,900              626

Apparel Products (0.31%)
  Jones Apparel Group, Inc. (a)                                   11,500              431

Automotive (1.82%)
  Delphi Automotive Systems Corporation                           24,300              321
  Ford Motor Company                                              19,000              304
  General Motors Corporation                                      22,200            1,187
  Harley-Davidson, Inc.                                            4,200              215
  Honeywell International Inc.                                    11,600              409
  Visteon Corporation                                              8,700              124

Beverages (2.59%)
  Coca-Cola Company (The)                                         55,400            3,102
  PepsiCo, Inc.                                                   11,200              540

Business Services (0.39%)
  eBay Inc. (a)(b)                                                 5,000              308
  Omnicom Group, Inc.                                              5,300              243

Chemicals & Allied Products (4.65%)
  Air Products and Chemicals, Inc.                                10,900              550
  Colgate-Palmolive Company                                        1,900               95
  Dow Chemical Company (The)                                       4,600              158
  du Pont (E.I.) de Nemours and Company                            6,700              297
  Eastman Chemical Company                                         5,300              249
  Monsanto Company                                                 2,500               45
  Pharmacia Corporation                                           24,500              918
  PPG Industries, Inc.                                             8,200              508
  Praxair, Inc.                                                    9,500              541
  Procter & Gamble Company (The)                                  35,500            3,170

Commercial Banks (7.68%)
  AmSouth Bancorporation                                          11,000              246
  Bank of America Corporation (b)                                  3,700              260
  Bank One Corporation                                            31,900            1,228
  Citigroup Inc.                                                 114,500            4,437
  Compass Bancshares, Inc.                                         2,900               97
  FirstMerit Corporation                                             300                8
  FleetBoston Financial Corporation                               40,200            1,300
  Hibernia Corporation -- Class A                                  3,300               65
  North Fork Bancorporation, Inc.                                  6,800              271
  Northern Trust Corporation                                       2,900              128
  PNC Financial Services Group, Inc. (The)                        13,900              727
  SouthTrust Corporation                                           1,800               47
  SunTrust Banks, Inc.                                             3,400              230
  TCF Financial Corporation                                        2,000               98
  U.S. Bancorp                                                    70,100            1,637

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Communication (1.85%)
  American Tower Corporation -- Class A (a)                       13,800   $           48
  Charter Communications, Inc. (a)(b)                             25,400              104
  Comcast Corporation -- Class A (a)(b)                           30,500              727
  Cox Communications, Inc. -- Class A (a)                          7,100              196
  Liberty Media Corporation -- Class A (a)                        26,400              264
  Viacom, Inc. -- Class B (a)                                     28,400            1,260

Communications Equipment (0.53%)
  Corning Incorporated (a)                                         2,100                7
  Motorola, Inc.                                                  49,300              711
  Nortel Networks Corporation (a)                                 14,800               21

Computer & Data Processing Services (5.63%)
  AOL Time Warner Inc. (a)                                        54,000              794
  Automatic Data Processing, Inc.                                 18,200              793
  BEA Systems, Inc. (a)(b)                                        15,400              146
  Electronic Data Systems Corporation                              6,000              223
  Microsoft Corporation (a)                                       96,100            5,257
  Oracle Corporation (a)                                          59,200              561
  Rational Software Corporation (a)                                3,000               25
  VERITAS Software Corporation (a)                                 5,300              105

Computer & Office Equipment (5.07%)
  Brocade Communications Systems, Inc. (a)                         8,900              156
  Cisco Systems, Inc. (a)                                        152,500            2,127
  Dell Computer Corporation (a)                                   45,900            1,200
  EMC Corporation (a)                                             14,400              109
  Hewlett-Packard Company                                         81,900            1,251
  International Business Machines Corporation                     18,900            1,361
  NCR Corporation (a)                                             16,700              578
  Seagate Technology, Inc.                                         8,700               (d)
  Sun Microsystems, Inc. (a)                                      68,400              343

Department Stores (1.12%)
  Federated Department Stores, Inc. (a)                           15,700              623
  Kohl's Corporation (a)                                          11,900              834
  May Department Stores Company (The)                              3,000               99
  Sears, Roebuck and Co.                                             300               16

Drug Stores & Proprietary Stores (0.40%)
  CVS Corporation                                                  7,000              214
  Walgreen Co.                                                     9,000              348

Electric Services (2.17%)
  American Electric Power Company, Inc.                            1,400               56
  Constellation Energy Group, Inc.                                 9,100              267
  Dominion Resources, Inc. (b)                                    10,500              695
  DTE Energy Company                                               8,800              393
  Entergy Corporation                                             11,616              493
  FirstEnergy Corp.                                                5,200              174
  Pinnacle West Capital Corporation                                4,300              170
  Potomac Electric Power Company                                   3,700               79
  Progress Energy, Inc.                                            9,200              478
  Reliant Energy, Incorporated                                    12,200              206
  TXU Corp.                                                          800               41

Electric, Gas & Sanitary Services (0.69%)
  Ameren Corporation                                                 900               39
  Cinergy Corp.                                                    6,300              227
  PG&E Corporation (a)                                            27,000              483
  Wisconsin Energy Corporation (b)                                 3,400               86
  Xcel Energy, Inc.                                                8,000              134

Electronic & Other Electric Equipment (3.88%)
  Cooper Industries, Inc. -- Class A                               2,100               83
  Eaton Corporation (b)                                            3,000              218
  Emerson Electric Co.                                               400               21
  Gemstar-TV Guide International, Inc. (a)                        19,900              107
  General Electric Company                                       173,100            5,029

Electronic Components & Accessories (3.56%)
  Altera Corporation (a)                                          15,600              212
  Analog Devices, Inc. (a)                                         2,200               65
  Applied Micro Circuits Corporation (a)                           4,500               21
  Broadcom Corporation -- Class A (a)(b)                           5,800              102
  Intel Corporation                                              112,200            2,050

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  Linear Technology Corporation                                   10,300   $          324
  LSI Logic Corporation (a)                                        5,100               45
  Maxim Integrated Products (a)                                    4,900              188
  PMC-Sierra, Inc. (a)(b)                                         13,100              121
  Texas Instruments Incorporated                                  31,800              754
  Tyco International Ltd.                                         64,000              865
  Xilinx, Inc. (a)                                                11,400              256

Environmental Services (0.50%)
  Waste Management, Inc.                                          27,200              709

Fabricated Metal Products (0.76%)
  Gillette Company (The)                                          31,400            1,064

Food & Kindred Products (1.44%)
  Kellogg Company                                                 11,100              398
  Kraft Foods, Inc.                                               16,400              672
  Unilever NV -- NY Shares                                        14,800              959

Food Stores (0.09%)
  Albertson's, Inc.                                                4,100              125

Furniture & Fixtures (0.44%)
  Johnson Controls, Inc.                                           5,100              416
  Lear Corporation (a)                                             4,500              208

Furniture & Home Furnishings Stores (0.44%)
  Bed Bath & Beyond Inc. (a)(b)                                   13,100              494
  Pier 1 Imports, Inc.                                             5,800              122

Gas Production & Distribution (0.22%)
  El Paso Corporation                                             15,100              311

Health Services (0.76%)
  HCA Inc.                                                        12,100              575
  Tenet Healthcare Corporation (a)                                 6,900              494

Holding & Other Investment Offices (0.28%)
  CarrAmerica Realty Corporation                                   1,400               43
  Equity Office Properties Trust                                   6,100              184
  General Growth Properties, Inc. (b)                              1,900               97
  ProLogis Trust                                                   2,800               73

Hotels & Other Lodging Places (0.27%)
  Marriott International, Inc. -- Class A                          7,500              285
  Park Place Entertainment Corporation (a)                           400                4
  Starwood Hotels & Resorts Worldwide, Inc.                        2,900               95

Industrial Machinery & Equipment (1.62%)
  Applied Materials, Inc. (a)                                     28,900              550
  Baker Hughes Incorporated                                       11,000              366
  Black & Decker Corporation (The)                                   500               24
  Caterpillar, Inc.                                                2,700              132
  Cooper Cameron Corporation (a)                                   8,700              421
  Deere & Company                                                  2,400              115
  Illinois Tool Works Inc.                                           600               41
  Ingersoll-Rand Company -- Class A                               10,600              484
  ITT Industries, Inc.                                             2,000              141

Instruments & Related Products (0.11%)
  Danaher Corporation                                                900               60
  Rockwell International Corporation                               4,100               82
  Teradyne, Inc. (a)(b)                                              300                7

Insurance (4.07%)
  Aetna Inc.                                                       3,000              144
  Allstate Corporation (The)                                      31,300            1,157
  Ambac Financial Group, Inc.                                      7,800              524
  American International Group, Inc.                              23,000            1,569
  Chubb Corporation                                                2,000              142
  CIGNA Corporation                                                9,400              916
  MBIA, Inc.                                                       7,400              418
  Travelers Property Casualty Corp. -- Class A (a)                   800               14
  UnumProvident Corporation                                       11,000              280
  WellPoint Health Networks Inc. (a)                               4,700              366
  XL Capital Ltd. -- Class A                                       2,300              195

Insurance Agents, Brokers & Service (0.34%)
  Hartford Financial Services Group, Inc. (The)                    1,800              107
  MetLife, Inc.                                                   13,100              377

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Life Insurance (0.78%)
  John Hancock Financial Services, Inc.                              100   $            4
  Lincoln National Corporation                                     9,100              382
  Protective Life Corporation                                      1,900               63
  Prudential Financial, Inc. (a)                                  12,400              414
  Torchmark Corporation                                            6,200              237

Lumber & Other Building Materials (1.85%)
  Home Depot, Inc. (The)                                          53,600            1,969
  Lowe's Companies, Inc.                                          14,000              636

Lumber & Wood Products (0.17%)
  Georgia-Pacific Corporation                                      9,600              236

Management Services (0.04%)
  KPMG Consulting, Inc. (a)                                        3,500               52

Manufacturing Industries (0.43%)
  Hasbro Inc.                                                     12,500              170
  Mattel, Inc.                                                    20,700              436

Medical Instruments & Supplies (1.82%)
  Bard, (C.R.) Inc.                                                2,500              141
  Baxter International Inc.                                       15,600              693
  Becton, Dickinson and Company                                   12,600              434
  Biomet, Incorporated                                             1,000               27
  Guidant Corporation (a)                                         22,900              692
  Medtronic, Inc.                                                  7,700              330
  St. Jude Medical, Inc. (a)                                       1,800              133
  Stryker Corporation                                              2,100              112

Mortgage Bankers & Brokers (1.02%)
  Countrywide Credit Industries, Inc.                             21,700            1,047
  GreenPoint Financial Corp.                                       7,900              388

Motion Pictures (0.09%)
  Fox Entertainment Group, Inc. -- Class A (a)                     5,500              120

Oil & Gas Extraction (1.11%)
  Anadarko Petroleum Corporation                                  11,500              567
  Devon Energy Corporation                                         9,600              473
  Diamond Offshore Drilling, Inc.                                  7,800              222
  Dynegy Inc.                                                     30,400              219
  Transocean Inc.                                                  2,700               84

Paper & Allied Products (0.12%)
  Bowater Incorporated                                               900               49
  Temple-Inland Inc.                                               2,000              116

Personal Credit Institutions (1.43%)
  Capital One Financial Corporation                               17,800            1,087
  Household International, Inc.                                   18,700              929

Personal Services (0.36%)
  Cendant Corp. (a)(b)                                            31,400              499

Petroleum Refining (5.92%)
  ChevronTexaco Corporation                                       32,900            2,912
  Conoco Inc.                                                      5,800              161
  Exxon Mobil Corporation                                        119,900            4,906
  Lyondell Chemical Company                                        3,300               50
  Royal Dutch Petroleum Company -- NY Registered Shares            4,200              232
  Valero Energy Corporation (b)                                    1,300               49

Pharmaceuticals (9.78%)
  Abbott Laboratories                                             23,100              870
  Amgen Inc. (a)                                                  22,800              955
  Cardinal Health, Inc.                                            6,900              424
  Forest Laboratories, Inc. (a)                                   11,200              793
  Genzyme Corporation -- General Division (a)                      2,100               40
  Gilead Sciences, Inc. (a)                                          400               13
  Human Genome Sciences, Inc. (a)(b)                              14,300              192
  Immunex Corporation (a)                                          5,100              114
  Johnson & Johnson                                               41,700            2,179
  Lilly (Eli) and Company                                         24,500            1,382
  McKesson HBOC, Inc.                                              2,000               65
  MedImmune, Inc. (a)                                             19,600              517
  Merck & Co., Inc.                                               13,200              668
  Pfizer Inc.                                                     85,800            3,003

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
J.P. MORGAN ENHANCED INDEX (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  Vertex Pharmaceuticals Incorporated (a)                          3,700   $           60
  Wyeth                                                           47,900            2,452

Primary Metal Industries (1.23%)
  Alcan Inc.                                                      15,300              574
  Alcoa Inc.                                                      26,300              872
  Inco Ltd. (a)                                                    7,100              161
  United States Steel Corporation                                  5,800              115

Printing & Publishing (0.97%)
  Gannett Co., Inc.                                               11,700              888
  Tribune Company                                                 10,800              470

Radio, Television, & Computer Stores (0.02%)
  Best Buy Co., Inc. (a)                                             700               25

Railroads (0.52%)
  Burlington Northern Santa Fe Corp.                               8,600              258
  CSX Corporation                                                  3,700              130
  Norfolk Southern Corporation                                     2,200               51
  Union Pacific Corporation                                        4,700              297

Restaurants (0.62%)
  McDonald's Corporation                                          16,000              455
  Yum! Brands, Inc. (a)                                           14,400              421

Rubber & Misc. Plastic Products (0.23%)
  NIKE, Inc. -- Class B                                            6,000              322

Savings Institutions (1.05%)
  IndyMac Bancorp, Inc. (a)                                        2,400               54
  Washington Mutual, Inc.                                         38,300            1,421

Security & Commodity Brokers (1.87%)
  American Express Company                                         3,600              131
  AmeriCredit Corp. (a)(b)                                         2,700               76
  E*TRADE Group, Inc. (a)                                         28,100              153
  Goldman Sachs Group, Inc. (The) (b)                              9,000              660
  Legg Mason, Inc.                                                 2,200              109
  Morgan Stanley Dean Witter & Co.                                16,500              711
  Schwab (Charles) Corporation (The)                              46,700              523
  Stilwell Financial Inc.                                          3,000               55
  T. Rowe Price Group, Inc.                                        6,500              214

Telecommunications (4.02%)
  AT&T Corp.                                                      54,000              578
  AT&T Wireless Services, Inc. (a)(b)                             75,500              442
  BellSouth Corporation                                           40,800            1,285
  SBC Communications Inc.                                         28,900              881
  Sprint Corporation (FON Group)                                   6,900               73
  Sprint Corporation (PCS Group) (a)(b)                           52,400              234
  Verizon Communications, Inc.                                    53,700            2,156

Tobacco Products (1.39%)
  Philip Morris Companies Inc.                                    44,800            1,957

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation & Public Utilities (0.01%)
  GATX Corporation                                                   500   $           15

Transportation Equipment (0.08%)
  General Dynamics Corporation                                     1,000              106

U.S. Government Agencies (1.63%)
  Fannie Mae                                                      23,900            1,763
  Freddie Mac                                                      8,700              532

Variety Stores (2.83%)
  Target Corporation                                              23,300              888
  Wal-Mart Stores, Inc.                                           56,000            3,081

Water Transportation (0.39%)
  Carnival Corporation                                            19,700              545

Wholesale Trade Durable Goods (0.16%)
  Grainger (W.W.), Inc.                                            4,500              225

Wholesale Trade Nondurable Goods (0.21%)
  SYSCO Corporation                                               11,000              299
                                                                           --------------

TOTAL COMMON STOCKS (COST: $161,903)                                              138,687
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (1.05%)
  U.S. Treasury Bill
    1.67%, due 09/12/2002 (c)                              $         700   $          698
    1.63%, due 10/03/2002                                            775              771
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $1,469)
                                                                                    1,469
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $163,573)                               $      140,357
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.90%   $      140,357
  Other assets in excess of liabilities                            0.10%              138
                                                           -------------   --------------
  Net assets                                                     100.00%   $      140,495
                                                           =============   ==============

FUTURES CONTRACTS:

------------------------------------------------------------------------
                                                          NET UNREALIZED
                            SETTLEMENT                     APPRECIATION
                CONTRACTS      DATE          AMOUNT       (DEPRECIATION)
------------------------------------------------------------------------
S&P 500 Index       7       09/19/2002   $        1,733   $          (27)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $5,597. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at June 30, 2002 is $698.

(d) Market value is less than $1.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THIRD AVENUE VALUE
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.79%)
  Ginnie Mae (e)
    14.78%, due 07/16/2031                                 $       1,589   $        1,618
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $1,592)                             1,618
                                                                           --------------

CORPORATE DEBT SECURITIES (1.06%)

Business Credit Institutions (0.70%)
  CIT Group, Inc. (The)
    5.63%, due 05/17/2004                                          1,500            1,439

Telecommunications (0.36%)
  WorldCom, Inc.
    8.25%, due 05/15/2031                                          5,000              750
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $2,006)                                      2,189
                                                                           --------------

CONVERTIBLE PREFERRED STOCKS (0.13%)

Hotels & Other Lodging Places (0.13%)
  Lodgian Capital Trust I (d)                                     90,000   $          270
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $946)                                       270
                                                                           --------------

COMMON STOCKS (81.09%)

Agriculture (2.17%)
  Tejon Ranch Co. (a)                                            137,305            4,476

Automotive (3.04%)
  Toyota Industries Corporation (b)                              385,000            6,248

Communications Equipment (3.95%)
  Ciena Corporation (a)                                          341,700            1,432
  Comverse Technology, Inc. (a)                                  338,200            3,132
  Tellabs, Inc. (a)                                              470,000            2,914
  Ulticom, Inc. (a)                                               96,300              653

Computer & Office Equipment (0.30%)
  NCR Corporation (a)                                             17,600              609

Construction (0.05%)
  Avatar Holdings Inc. (a)                                         3,500               98

Electronic & Other Electric Equipment (6.16%)
  American Power Conversion Corporation (a)                      454,300            5,738
  Electro Scientific Industries, Inc. (a)(b)                     235,800            5,730
  Energizer Holdings, Inc. (a)                                    43,900            1,204

Electronic Components & Accessories (9.67%)
  AVX Corporation                                                252,600            4,125
  Bel Fuse Inc. -- Class A (a)                                    36,300              828
  Bel Fuse Inc. -- Class B                                        39,400            1,066
  KEMET Corporation (a)                                          358,000            6,394
  TriQuint Semiconductor, Inc. (a)                               311,700            1,998
  Vishay Intertechnology, Inc. (a)(b)                            250,000            5,500

Holding & Other Investment Offices (5.50%)
  Capital Southwest Corporation                                   19,741            1,342
  Hutchison Whampoa Limited                                      575,000            4,294
  Investor AB -- Class A                                         205,000            1,837
  Koger Equity, Inc.                                             199,000            3,841

Industrial Machinery & Equipment (5.62%)
  Alamo Group Inc.                                                92,900            1,394
  Applied Materials, Inc. (a)                                     40,000              761
  ASM Lithography Holding NV -- NY Registered Shares (a)          92,720            1,402
  Electroglas, Inc. (a)(b)                                       266,500            2,665
  FSI International, Inc. (a)                                    362,400            2,707
  Lindsay Manufacturing Co.                                      113,900            2,637

Instruments & Related Products (3.59%)
  Analogic Corporation                                            31,100            1,529
  Credence Systems Corporation (a)(b)                            256,200            4,553
  CyberOptics Corporation (a)                                    135,400            1,298

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (17.11%)
  Aioi Insurance Company, Limited                                761,400   $        1,682
  Arch Capital Group Inc. (a)                                    285,900            8,047
  First American Corporation (The) (b)                            97,600            2,245
  Leucadia National Corporation                                   59,400            1,881
  MBIA, Inc.                                                      47,500            2,685
  Millea Holdings, Inc. -- ADR (a)(b)                            170,900            6,963
  Mitsui Sumitomo Insurance Co., Ltd.                            307,000            1,650
  Phoenix Companies, Inc. (The)                                  225,800            4,143
  Radian Group, Inc.                                              57,464            2,807
  Stewart Information Services Corporation (a)                   112,900            2,320
  Trenwick Group Ltd.                                            105,600              792

Life Insurance (2.21%)
  MONY Group Inc. (The)                                          133,800            4,551

Metal Mining (2.68%)
  Brascan Corporation -- Class A (b)                             239,600            5,506

Oil & Gas Extraction (2.17%)
  Nabors Industries Ltd. (a)                                     126,500            4,465

Paper & Allied Products (2.85%)
  St. Joe Company (The)                                          195,500            5,869

Railroads (0.24%)
  Florida East Coast Industries, Inc.                             20,429              486

Real Estate (5.29%)
  Catellus Development Corporation (a)                           204,500            4,176
  Forest City Enterprises, Inc. -- Class A                       193,050            6,708
  HomeFed Corporation (a)                                         14,182               13

Research & Testing Services (1.82%)
  PAREXEL International Corporation (a)                          246,000            3,422
  Pharmaceutical Product Development, Inc. (a)                    12,400              327

Security & Commodity Brokers (4.90%)
  Instinet Group Incorporated (a)(b)                             499,100            3,254
  Legg Mason, Inc.                                                71,200            3,513
  SWS Group, Inc. (b)                                            169,100            3,318

Transportation Equipment (1.30%)
  Trinity Industries, Inc. (b)                                   128,800            2,669

Water Transportation (0.47%)
  Alexander & Baldwin, Inc.                                       38,100              973
                                                                           --------------

TOTAL COMMON STOCKS (COST: $158,234)                                              166,870
                                                                           --------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (12.05%)
  U.S. Treasury Bill
    1.87%, due 11/29/2002                                  $      25,000   $       24,798
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $24,798)
                                                                                   24,798
                                                                           --------------

SHORT-TERM OBLIGATIONS (5.78%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $11,903 on 07/01/2002                          11,902           11,902
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $11,902)                                       11,902
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $199,478)                               $      207,647
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.90%   $      207,647
  Liabilities in excess of other assets                           -0.90%           (1,845)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      205,802
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
THIRD AVENUE VALUE (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)


INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Hong Kong                                                        2.07%   $        4,294
  Japan                                                            4.61%            9,580
  Sweden                                                           0.88%            1,837
  United States                                                   92.44%          191,936
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $      207,647
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $28,724. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, repurchase agreements are collateralized by $21,159 Fannie Mae ARM -- 485628 (6.27%, due 02/01/2029) with a market value and accrued interest of $12,497.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e) Floating or variable rate note. Rate is listed as of June 30, 2002.

DEFINITIONS:

ADR   American Depositary Receipt
ARM  Adjustable Rate Mortgage

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.54%)

United States (0.54%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009                                  $         230   $          150
  Amazon.com, Inc. (EUR) (d)
    6.88%, due 02/16/2010                                            265              166
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $252)                                                  316
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.21%)

United States (0.21%)
  Ford Motor Company Capital Trust II                              2,200   $          124
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $112)                                       124
                                                                           --------------

PREFERRED STOCKS (0.04%)

Brazil (0.04%)

  Companhia Vale do Rio Doce -- ADR                                1,000               26
  Telesp Celular SA                                                   80               (e)
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $28)                                                     26
                                                                           --------------

COMMON STOCKS (92.54%)

Australia (2.01%)
  Australia and New Zealand Banking Group Limited                  9,700              105
  BHP Billiton Limited                                            49,760              289
  Brambles Industries Limited                                     20,500              109
  CSL Limited                                                      3,800               69
  News Corporation Limited (The)                                  14,914               81
  Publishing & Broadcasting Limited                               16,900               86
  Qantas Airways Limited                                          32,805               85
  QBE Insurance Group Limited                                     35,683              134
  Woolworths Limited                                              30,200              224

Bermuda (1.07%)
  Tyco International Ltd.                                         10,100              136
  Weatherford International Ltd. (a)(b)                            3,400              147
  XL Capital Ltd. -- Class A                                       4,100              347

Brazil (0.05%)

  Companhia Vale do Rio Doce -- ADR (a)                            1,000               28

Canada (2.47%)
  Abitibi-Consolidated Inc.                                       10,600               98
  Bank of Nova Scotia (The) (b)                                    6,000              198
  Bombardier Inc. -- Class B (b)                                  17,600              146
  EXFO Electro-Optical Engineering Incorporated (a)                4,600               10
  Four Seasons Hotels Inc. (b)                                     1,900               89
  Investors Group Inc.                                            12,000              219
  Nortel Networks Corporation (a)                                  8,800               13
  NOVA Chemicals Corporation                                      10,400              231
  Suncor Energy Inc.                                               3,600               63
  Thomson Corporation (The) (CAD)                                  7,600              240
  Thomson Corporation (The) (USD)                                  4,600              145

Denmark (0.34%)
  H. Lundbeck A/S                                                  3,900              103
  Novo Nordisk A/S -- Class B                                      3,000               99

Finland (1.52%)
  Nokia Oyj                                                       22,720              332
  Nokia Oyj -- ADR                                                27,600              400
  UPM-Kymmene Oyj                                                  4,100              161

France (4.12%)
  Air Liquide                                                        700              108
  Bouygues SA                                                      7,900              220
  Carrefour SA                                                     2,300              124
  Essilor International SA                                         4,400              179
  Groupe Danone SA                                                   900              124

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
France (continued)
  Renault SA                                                       6,600   $          308
  Sanofi-Synthelabo                                               14,900              905
  Schneider Electric SA                                            1,600               86
  Television Francaise 1                                           4,400              118
  Vivendi Universal                                               11,500              248

Germany (1.68%)
  Aixtron AG                                                       2,400               30
  Bayerische Motoren Werke AG (BMW)                                3,100              128
  DaimlerChrysler AG -- Registered Shares                          5,800              280
  DaimlerChrysler Corporation (a)(b)                               1,700               82
  EPCOS AG (a)                                                     1,900               63
  Infineon Technologies AG (a)                                     2,800               44
  Infineon Technologies AG -- ADR (a)                              2,000               31
  Preussag AG (b)                                                  4,000               98
  Siemens AG -- Registered Shares                                  1,600               96
  ThyssenKrupp AG                                                  9,000              138

Greece (0.19%)
  Hellenic Telecommunications Organization SA (OTE)                7,100              112

Hong Kong (2.02%)
  Cheung Kong (Holdings) Limited                                  31,000              258
  Hang Lung Properties Limited                                    76,500               87
  Hang Seng Bank Limited                                          13,100              140
  Hutchison Whampoa Limited                                       13,000               97
  Johnson Electric Holdings Limited                               86,000              102
  Li & Fung Limited                                              175,000              236
  New World Development Company Limited                           25,000               20
  Sun Hung Kai Properties Limited                                 21,000              160
  Swire Pacific Limited -- Class A                                17,000               87

Ireland (0.17%)
  CRH PLC                                                          5,500               92
  Elan Corporation PLC -- ADR (a)                                  1,900               10

Italy (0.48%)
  Assicurazioni Generali SpA                                       6,900              163
  ENI -- Ente Nazionale Idrocarburi (b)                            7,500              119

Japan (10.20%)
  ACOM Co., Ltd.                                                   2,400              164
  Advantest Corporation                                            3,700              230
  AEON Co., Ltd.                                                  12,000              320
  AIFUL Corporation                                                1,300               85
  Canon Inc.                                                       3,000              113
  Disco Corporation                                                1,600               85
  Hirose Electric Co., Ltd.                                          900               78
  Hitachi, Ltd.                                                    9,000               58
  Hoya Corporation                                                 1,900              138
  Japan Airlines Company, Ltd. (a)(b)                             30,000               85
  Japan Telecom Co. Ltd.                                              31               89
  MatsumotoKiyoshi Co., Ltd.                                       2,000               93
  Mitsubishi Estate Company, Limited                              21,000              172
  Mitsubishi Heavy Industries, Ltd.                               32,000               97
  Mitsubishi Motors Corporation (a)(b)                            52,000              138
  Mitsui Sumitomo Insurance Co., Ltd.                             48,000              258
  Murata Manufacturing Company, Ltd.                               1,500               96
  NEC Corporation                                                 19,000              132
  Nikko Cordial Corporation                                       69,000              348
  Nintendo Co., Ltd.                                               3,000              441
  Nissan Motor Co., Ltd.                                          77,000              533
  Nomura Securities Co., Ltd. (The)                               12,500              183
  NTT DoCoMo, Inc.                                                    90              221
  OBIC Co., Ltd.                                                     600              130
  ORIX Corporation                                                 1,400              113
  Rohm Company, Ltd.                                                 700              104
  Sekisui House, Ltd.                                             15,000              110
  Shionogi & Co., Ltd.                                            13,000              166
  Sony Corporation                                                 3,800              200
  Suzuki Motor Corporation                                        16,000              197
  Taiyo Yuden Co., Ltd.                                            3,000               49

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Japan (continued)
  Takeda Chemical Industries, Ltd.                                 2,000   $           88
  TDK Corporation                                                  2,000               94
  Tokyo Electron Limited                                           6,000              391
  Tokyu Corporation                                               32,000              124
  Toray Industries, Inc.                                          25,000               67
  UFJ Holdings, Inc.                                                   3                7

Mexico (0.65%)
  America Movil, SA de CV -- Series L -- ADR                       8,400              113
  Telefonos de Mexico SA de CV -- ADR (b)                          8,400              269

Netherlands (4.21%)
  ABN AMRO Holding NV                                              6,145              111
  ASM Lithography Holding NV (a)                                  10,900              172
  Heineken Holding NV -- Class A                                   4,400              149
  Heineken NV                                                      7,250              318
  Koninklijke Philips Electronics NV                               6,800              190
  Koninklijke Philips Electronics NV -- NY Registered
    Shares                                                         2,100               58
  Royal Dutch Petroleum Company                                   19,600            1,090
  Royal Dutch Petroleum Company -- NY Registered Shares            5,100              282
  Vedior NV -- CVA                                                 7,500              104

Norway (0.56%)
  Norsk Hydro ASA                                                  2,500              119
  Statoil ASA                                                     23,500              209

Russia (0.40%)
  Lukoil Oil Company -- ADR (b)                                    3,600              234

Singapore (0.76%)
  DBS Group Holdings Ltd. -- ADR -- 144A (c)                      15,000              105
  Singapore Telecommunications Limited                           313,600              243
  Venture Manufacturing (Singapore) Ltd.                          12,000               96

South Korea (0.53%)
  Samsung Electronics Co., Ltd. -- GDR -- 144A (c)                     2              309

Spain (0.84%)
  Banco Bilbao Vizcaya Argentaria, SA                             17,500              198
  Inditex, SA (a)                                                  9,900              209
  Telefonica SA (a)                                               10,219               86

Sweden (0.76%)
  Assa Abloy AB -- Class B Free                                    8,000              113
  ForeningsSparbanken AB                                          13,800              175
  Svenska Handelsbanken AB -- A Shares                             7,500              114
  Telefonaktiebolaget LM Ericsson -- ADR                          11,000               16
  Telefonaktiebolaget LM Ericsson -- Class B (a)                  20,700               31

Switzerland (5.17%)
  Compagnie Financiere Richemont AG -- Units                      11,469              260
  Credit Suisse Group (a)                                          4,076              129
  Holcim Ltd. -- Class B                                           1,562              358
  Nestle SA -- Registered Shares                                   1,221              284
  Novartis AG                                                     14,901              654
  STMicroelectronics NV                                            7,000              174
  Swiss Reinsurance Company -- Registered Shares                   6,715              655
  Swisscom AG -- Registered Shares                                 1,335              388
  Synthes-Stratec, Inc.                                              224              137

Taiwan (0.54%)
  Taiwan Semiconductor Manufacturing Company Ltd. -- ADR
    (a)(b)                                                        24,640              320

United Kingdom (9.91%)
  ARM Holdings PLC (a)                                            33,000               73
  AstraZeneca PLC                                                 37,300            1,546
  AstraZeneca PLC -- ADR                                           8,500              349
  BAE Systems PLC                                                 32,000              163
  Barclays PLC                                                    13,200              111
  BHP Billiton PLC                                                25,500              139
  BOC Group PLC (The)                                             12,000              186
  Corus Group PLC (a)                                            225,100              288

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United Kingdom (continued)
  HBOS PLC                                                        11,700   $          127
  Marks and Spencer Group PLC                                     16,838               96
  Pearson PLC                                                     18,000              179
  Prudential PLC                                                  27,500              251
  Reuters Group PLC                                               10,400               55
  Royal Bank of Scotland Group PLC (The)                          16,300              462
  Shire Pharmaceuticals Group PLC (a)                              8,900               79
  Smiths Group PLC                                                28,500              370
  Unilever PLC                                                    25,000              228
  Vodafone Group PLC                                             817,666            1,120

United States (41.89%)
  AES Corporation (The) (a)                                       20,600              112
  Agilent Technologies, Inc. (a)                                  15,700              371
  Air Products and Chemicals, Inc.                                 7,200              363
  Allergan, Inc.                                                   5,700              380
  Allstate Corporation (The)                                       3,100              115
  Altera Corporation (a)                                          15,500              211
  Amazon.com, Inc. (a)(b)                                          6,300              102
  American Greetings Corporation -- Class A (b)                    9,000              150
  American International Group, Inc.                               2,050              140
  American Standard Companies Inc. (a)                             2,700              203
  AmeriCredit Corp. (a)(b)                                         4,200              118
  Anheuser-Busch Companies, Inc.                                   6,400              320
  AOL Time Warner Inc. (a)                                        25,750              379
  Applera Corporation -- Applied Biosystems Group                 10,500              205
  Applied Materials, Inc. (a)                                     46,400              883
  Applied Micro Circuits Corporation (a)                          17,200               81
  AT&T Corp.                                                       9,600              103
  Baker Hughes Incorporated                                       15,100              503
  Bank One Corporation                                             5,200              200
  Berkshire Hathaway Inc. -- Class A (a)(b)                            7              468
  Broadcom Corporation -- Class A (a)(b)                           4,000               70
  Cablevision Systems Corporation -- Class A (a)(b)               10,000               95
  Cablevision Systems Corporation -- Rainbow Media Group
    (a)                                                           16,250              142
  Cadence Design Systems, Inc. (a)                                 6,700              108
  Campbell Soup Company                                           13,100              362
  Carnival Corporation                                             6,900              191
  Charter Communications, Inc. (a)(b)                             12,000               49
  CheckFree Holdings Corporation (a)                               4,000               63
  ChevronTexaco Corporation                                        3,700              327
  Cincinnati Financial Corporation                                 2,400              112
  Cisco Systems, Inc. (a)                                         58,000              809
  Citigroup Inc.                                                   4,700              182
  Cox Communications, Inc. -- Class A (a)                          8,100              223
  Disney (Walt) Company (The)                                      4,200               79
  Dover Corporation                                                5,600              196
  eBay Inc. (a)(b)                                                 3,700              228
  Edison International (a)                                         7,500              128
  Emerson Electric Co.                                             1,900              102
  Exxon Mobil Corporation                                         12,700              520
  Fannie Mae                                                       1,900              140
  FleetBoston Financial Corporation                                7,500              243
  Fluor Corporation                                                6,800              265
  Forest Laboratories, Inc. (a)                                    4,300              304
  Gannett Co., Inc.                                                1,500              114
  General Electric Company                                         4,500              131
  General Mills, Inc.                                              3,600              159
  General Motors Corporation                                       3,000              160
  General Motors Corporation -- Class H (a)                       20,000              208
  Goldman Sachs Group, Inc. (The)                                  1,200               88
  Guidant Corporation (a)                                          8,900              269
  Hasbro Inc.                                                      6,000               81
  Heinz (H.J.) Company                                             5,700              234
  Hewlett-Packard Company                                         23,020              352
  Household International, Inc.                                    8,400              417
  Illinois Tool Works Inc.                                         2,300              157
  IMC Global Inc.                                                  7,400               93

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Ingersoll-Rand Company -- Class A                                3,500   $          160
  Intel Corporation                                                5,100               93
  Interpublic Group of Companies, Inc. (The)                       3,300               82
  Kellogg Company                                                  2,600               93
  Kinder Morgan, Inc. (b)                                          2,100               80
  KLA-Tencor Corporation (a)                                      15,300              673
  Kraft Foods, Inc.                                                4,600              188
  Lam Research Corporation (a)                                     4,400               79
  Lauder (Estee) Companies Inc. (The) -- Class A (b)               3,000              106
  Liberty Media Corporation -- Class A (a)                        28,100              281
  Lilly (Eli) and Company                                          3,000              169
  Linear Technology Corporation                                    3,400              107
  Lowe's Companies, Inc.                                          11,700              531
  Macromedia, Inc. (a)                                            11,100               98
  McDonald's Corporation                                           3,700              105
  Medtronic, Inc.                                                  4,700              201
  Microsoft Corporation (a)                                       10,800              591
  Morgan Chase & Co. (J.P.)                                       10,600              360
  Motorola, Inc.                                                  10,200              147
  Navistar International Corporation (a)                           3,300              106
  Newmont Mining Corporation                                         700               18
  NiSource Inc.                                                    5,000              109
  Novellus Systems, Inc. (a)(b)                                    2,600               88
  PepsiCo, Inc.                                                    4,400              212
  Pfizer Inc.                                                     21,000              735
  Philip Morris Companies Inc.                                     4,200              183
  PMC-Sierra, Inc. (a)(b)                                         13,900              129
  Polycom, Inc. (a)(b)                                             9,200              110
  Principal Financial Group, Inc. (a)                                600               19
  QUALCOMM Incorporated (a)                                        5,900              162
  Robert Half International Inc. (a)                               4,100               96
  Sabre Holdings Corporation (a)                                   2,700               97
  Schlumberger Limited                                             1,500               70
  SLM Corporation (b)                                              6,400              620
  Sprint Corporation (FON Group)                                  15,300              162
  Sprint Corporation (PCS Group) (a)(b)                           72,600              325
  Starwood Hotels & Resorts Worldwide, Inc.                        3,300              109
  Teradyne, Inc. (a)(b)                                           13,700              322
  TMP Worldwide Inc. (a)(b)                                        6,400              138
  Transocean Inc.                                                  4,100              128
  United Parcel Service, Inc. -- Class B                           1,100               68
  United Technologies Corporation                                  6,500              441
  Unocal Corporation                                              10,700              395
  USA Networks, Inc. (a)(b)                                        9,200              216
  VeriSign, Inc. (a)(b)                                           18,200              131
  VERITAS Software Corporation (a)                                 1,100               22
  Viacom, Inc. -- Class B (a)                                      2,100               93
  Wachovia Corporation                                             7,000              267
  Wal-Mart Stores, Inc.                                            3,500              193
  Washington Mutual, Inc.                                         30,100            1,116
  Wells Fargo & Company                                           10,400              521
  Williams Companies, Inc. (The)                                  14,500               87
  Xilinx, Inc. (a)                                                 7,700              173
                                                                           --------------

TOTAL COMMON STOCKS (COST: $63,715)                                                54,384
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $64,107)                                $       54,850
                                                                           ==============

SUMMARY:
  Investments, at market value                                    93.33%   $       54,850
  Other assets in excess of liabilities                            6.67%            3,922
                                                           -------------   --------------
  Net assets                                                     100.00%   $       58,772
                                                           =============   ==============


INVESTMENTS BY INDUSTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                  9.62%   $        5,656
  Commercial Banks                                                 6.39%            3,755
  Telecommunications                                               5.58%            3,278
  Industrial Machinery & Equipment                                 4.72%            2,772
  Insurance                                                        4.10%            2,411
  Electronic Components & Accessories                              4.04%            2,377
  Petroleum Refining                                               3.88%            2,282
  Automotive                                                       3.85%            2,264
  Electronic & Other Electric Equipment                            3.57%            2,096
  Instruments & Related Products                                   2.92%            1,719
  Food & Kindred Products                                          2.84%            1,672
  Computer & Data Processing Services                              2.77%            1,629
  Computer & Office Equipment                                      2.68%            1,574
  Business Services                                                2.48%            1,457
  Oil & Gas Extraction                                             2.42%            1,421
  Personal Credit Institutions                                     2.19%            1,286
  Communications Equipment                                         2.18%            1,284
  Savings Institutions                                             1.90%            1,116
  Chemicals & Allied Products                                      1.85%            1,087
  Security & Commodity Brokers                                     1.72%            1,011
  Communication                                                    1.50%              883
  Beverages                                                        1.45%              850
  Medical Instruments & Supplies                                   1.34%              786
  Aerospace                                                        1.28%              750
  Retail Trade                                                     1.26%              738
  Real Estate                                                      1.19%              697
  Construction                                                     1.01%              595
  Lumber & Other Building Materials                                0.90%              531
  Printing & Publishing                                            0.90%              529
  Metal Mining                                                     0.85%              500
  Mining                                                           0.61%              358
  Food Stores                                                      0.59%              348
  Wholesale Trade Durable Goods                                    0.59%              347
  Radio & Television Broadcasting                                  0.57%              334
  Transportation & Public Utilities                                0.56%              331
  Primary Metal Industries                                         0.49%              288
  Paper & Allied Products                                          0.44%              259
  Life Insurance                                                   0.43%              251
  Electric Services                                                0.41%              240
  Transportation Equipment                                         0.40%              236
  Apparel & Accessory Stores                                       0.36%              209
  Hotels & Other Lodging Places                                    0.34%              198
  Manufacturing Industries                                         0.33%              194
  Variety Stores                                                   0.33%              193
  Water Transportation                                             0.32%              191
  Tobacco Products                                                 0.31%              183
  Machinery, Equipment & Supplies                                  0.29%              171
  Air Transportation                                               0.29%              170
  Gas Production & Distribution                                    0.28%              167
  Beer, Wine, & Distilled Beverages                                0.25%              149
  U.S. Government Agencies                                         0.24%              140
  Electric, Gas & Sanitary Services                                0.19%              109
  Restaurants                                                      0.18%              105
  Holding & Other Investment Offices                               0.17%               97
  Apparel Products                                                 0.16%               96
  Drug Stores & Proprietary Stores                                 0.16%               93
  Lumber & Constuction Materials                                   0.16%               92
  Motion Pictures                                                  0.14%               81
  Amusement & Recreation Services                                  0.13%               79
  Trucking & Warehousing                                           0.12%               68
  Textile Mill Products                                            0.11%               67
                                                           -------------   --------------
   Investments, at market value                                   93.33%           54,850
   Other assets in excess of liabilities                           6.67%            3,922
                                                           -------------   --------------
   Net assets                                                    100.00%   $       58,772
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN GLOBAL (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

------------------------------------------------------------------------
                                           AMOUNT IN      NET UNREALIZED
                  BOUGHT    SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY          (SOLD)       DATE      BOUGHT (SOLD)    (DEPRECIATION)
------------------------------------------------------------------------
Australian
 Dollar               446   07/16/2002   $          251   $           12
Australian
 Dollar               294   07/03/2002              166                9
Australian
 Dollar               182   08/30/2002              102                0
Australian
 Dollar              (446)  07/16/2002             (251)             (10)
British Pound         (73)  09/26/2002             (110)              (6)
British Pound         (93)  07/30/2002             (141)              (9)
British Pound        (193)  09/12/2002             (292)             (12)
British Pound        (373)  10/28/2002             (564)             (26)
Canadian Dollar      (172)  08/21/2002             (113)              (2)
Euro Dollar           797   09/30/2002              783               86
Euro Dollar           606   10/28/2002              595               57
Euro Dollar           314   09/18/2002              308               35
Euro Dollar           298   09/12/2002              293               12
Euro Dollar           282   08/28/2002              278               17
Euro Dollar           278   08/21/2002              273               18
Euro Dollar           188   11/21/2002              184               11
Euro Dollar           188   12/04/2002              184                9
Euro Dollar           150   07/22/2002              148               15
Euro Dollar           148   07/30/2002              146               14

------------------------------------------------------------------------
                                           AMOUNT IN      NET UNREALIZED
                  BOUGHT    SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY          (SOLD)       DATE      BOUGHT (SOLD)    (DEPRECIATION)
------------------------------------------------------------------------
Euro Dollar           146   07/18/2002   $          143   $           15
Euro Dollar           120   09/27/2002              118                1
Euro Dollar           118   09/26/2002              116               12
Japanese Yen       35,054   09/18/2002              293               19
Japanese Yen       30,494   07/16/2002              254               14
Japanese Yen      (14,069)  09/27/2002             (118)              (1)
Japanese Yen      (16,712)  07/18/2002             (139)             (11)
Japanese Yen      (17,199)  07/22/2002             (144)             (10)
Japanese Yen      (20,606)  07/03/2002             (172)             (15)
Japanese Yen      (21,407)  11/21/2002             (180)              (6)
Japanese Yen      (25,370)  08/28/2002             (212)              (7)
Japanese Yen      (30,494)  07/16/2002             (254)             (21)
Japanese Yen      (76,303)  09/30/2002             (639)             (54)
Mexican New Peso   (1,730)  12/04/2002             (168)               7
Swiss Franc           417   08/21/2002              280               19
Swiss Franc            22   07/01/2002               15                0
                                         --------------   --------------
                                         $        1,433   $          192
                                         ==============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $4,996. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e) Market value is less than $1.

DEFINITIONS:

ADR   American Depositary Receipt
CVA   Certificaaten van aandelen (share certificates)
GDR  Global Depository Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CLARION REAL ESTATE SECURITIES
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.18%)
Holding and Other Investment Offices (91.11%)

Apartments (17.49%)
  Apartment Investment & Management Co. -- Class A                77,000   $        3,788
  Archstone-Smith Trust                                           93,000            2,483
  BRE Properties, Inc. -- Class A                                 46,000            1,431
  Camden Property Trust                                           85,000            3,148
  Equity Residential Properties Trust (a)                         90,000            2,588
  Gables Residential Trust                                        54,000            1,724
  Home Properties of New York, Inc.                               44,500            1,688

Diversified (9.63%)
  Duke Realty Corporation                                         66,700            1,931
  Keystone Property Trust                                         49,831              791
  Liberty Property Trust (a)                                     106,000            3,710
  Vornado Realty Trust (a)                                        61,600            2,846

Health Care (3.57%)
  Health Care REIT, Inc.                                          59,051            1,769
  Healthcare Realty Trust Incorporated                            44,200            1,414
  Ventas, Inc.                                                    20,000              255

Hotels (2.93%)
  LaSalle Hotel Properties                                        62,000              977
  MeriStar Hospitality Corporation                               120,900            1,844

Office Properties (22.94%)
  Arden Realty, Inc.                                             107,000            3,044
  Brandywine Realty Trust                                         75,000            1,943
  CarrAmerica Realty Corporation                                  76,900            2,372
  Equity Office Properties Trust                                 119,000            3,582
  Highwoods Properties, Inc.                                     114,000            2,964
  Mack-Cali Realty Corporation                                    69,500            2,443
  Prentiss Properties Trust (a)                                   98,000            3,112
  Trizec Properties, Inc. (a)                                    156,725            2,642

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Regional Malls (14.42%)
  CBL & Associates Properties, Inc.                               60,000   $        2,430
  General Growth Properties, Inc. (a)                             94,500            4,819
  Rouse Company (The) (a)                                         72,600            2,396
  Simon Property Group, Inc. (a)                                 115,300            4,247

Shopping Centers (12.54%)
  Developers Diversified Realty Corporation                      141,200            3,177
  Glimcher Realty Trust                                           46,800              866
  Heritage Property Investment Trust                              73,300            1,958
  New Plan Realty Trust, Inc.                                     45,000              937
  Pan Pacific Retail Properties, Inc.                             56,600            1,935
  Regency Centers Corporation                                    108,100            3,205

Warehouse (7.59%)
  AMB Property Corporation                                       110,300            3,419
  ProLogis Trust                                                 149,900            3,897

Hotels and Other Lodging Places (3.07%)

Hotels (3.07%)
  Starwood Hotels & Resorts Worldwide, Inc.                       90,000            2,960
                                                                           --------------

TOTAL COMMON STOCKS (COST: $86,592)                                                90,735
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $86,592)                                $       90,735
                                                                           ==============

SUMMARY:
  Investments, at market value                                    94.18%   $       90,735
  Other assets in excess of liabilities                            5.82%            5,609
                                                           -------------   --------------
  Net assets                                                     100.00%   $       96,344
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $18,603. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES (0.44%)
  Commercial Mortgage Acceptance Corporation
    5.44%, due 09/15/2030                                  $         230   $          172
  Morgan Stanley Capital I Inc. (f)
    6.12%, due 03/15/2031                                            125              103
                                                                           --------------

TOTAL ASSET-BACKED SECURITIES (COST: $267)                                            275
                                                                           --------------

CORPORATE DEBT SECURITIES (71.84%)

Aerospace (0.39%)
  Argo-Tech Corporation
    8.63%, due 10/01/2007                                             50               44
  K & F Industries, Inc.
    9.25%, due 10/15/2007                                            190              198

Agriculture (0.32%)
  Michael Foods, Inc.
    11.75%, due 04/01/2011                                           185              202

Air Transportation (0.07%)
  Petroleum Helicopters, Inc.
    9.38%, due 05/01/2009                                             45               46

Amusement & Recreation Services (6.51%)
  Ameristar Casinos, Inc.
    10.75%, due 02/15/2009                                            60               64
  Argosy Gaming Company
    10.75%, due 06/01/2009                                            90               97
    9.00%, due 09/01/2011                                            150              154
  Autotote Corporation -- Series B
    12.50%, due 08/15/2010                                            65               73
  Aztar Corporation
    8.88%, due 05/15/2007                                            275              277
  Boyd Gaming Corporation
    9.25%, due 08/01/2009                                            405              431
  Hollywood Park Inc.
    9.25%, due 02/15/2007                                            235              210
  Horseshoe Gaming Holding Corp.
    8.63%, due 05/15/2009                                            375              382
  Isle of Capri Casinos, Inc.
    9.00%, due 03/15/2012                                            200              202
  Mandalay Resort Group
    9.50%, due 08/01/2008                                            135              143
  MGM MIRAGE
    8.50%, due 09/15/2010                                            370              386
    8.38%, due 02/01/2011 (b)                                        540              543
  Station Casinos, Inc.
    8.38%, due 02/15/2008                                            625              638
    8.88%, due 12/01/2008                                            125              127
    9.88%, due 07/01/2010                                            165              174
  Vail Resorts, Inc. -- 144A (c)
    8.75%, due 05/15/2009                                            150              150

Apparel & Accessory Stores (0.60%)
  Gap, Inc. (The) (b)(g)
    8.80%, due 12/15/2008                                            220              227
  J. Crew Operating Corp.
    10.38%, due 10/15/2007                                           165              143

Apparel Products (0.25%)
  WestPoint Stevens Inc.
    7.88%, due 06/15/2005                                            120               81
    7.88%, due 06/15/2008                                            125               76

Automotive (2.36%)
  American Axle & Manufacturing, Inc.
    9.75%, due 03/01/2009                                            245              260
  Arvinmeritor, Inc.
    8.75%, due 03/01/2012                                             85               91
  Dana Corporation
    9.00%, due 08/15/2011                                            120              118
  Dana Corporation -- 144A (c)
    10.13%, due 03/15/2010                                            45               46

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Automotive (continued)
  Delco Remy International, Inc.
    11.00%, due 05/01/2009                                 $         105   $           86
  Dura Operating Corporation
    9.00%, due 05/01/2009                                            125              121
  Dura Operating Corporation -- 144A (c)
    8.63%, due 04/15/2012                                             90               90
  Hayes Lemmerz International, Inc. -- 144A (c) (e)
    11.88%, due 06/15/2006                                            80               63
  Metaldyne Corporation -- 144A (b)(c)
    11.00%, due 06/15/2012                                           115              112
  Navistar International Corporation
    9.38%, due 06/01/2006                                            360              371
  Venture Holdings Trust (b)
    9.50%, due 07/01/2005                                            180              108

Automotive Dealers & Service Stations (0.25%)
  Advance Stores Company, Inc.
    10.25%, due 04/15/2008                                           150              158

Business Credit Institutions (0.26%)
  NiSource Finance Corporation
    7.50%, due 11/15/2003                                             67               67
  PCA LLC (PCS Finance Corporation) -- 144A (c)
    11.88%, due 08/01/2009                                            95               94

Business Services (1.82%)
  Clear Channel Communications, Inc.
    8.00%, due 11/01/2008                                            475              470
  Exodus Communications, Inc.
    11.63%, due 07/15/2010                                            50                8
  United Rentals, Inc.
    10.75%, due 04/15/2008                                           260              278
  Williams Scotsman, Inc.
    9.88%, due 06/01/2007                                            395              377

Chemicals & Allied Products (1.69%)
  Acetex Corporation
    10.88%, due 08/01/2009                                           115              120
  Compass Minerals Group, Inc.
    10.00%, due 08/15/2011                                           200              211
  Huntsman ICI Chemicals LLC
    10.13%, due 07/01/2009                                           305              273
  Huntsman International LLC -- 144A (c)
    9.88%, due 03/01/2009                                             40               40
  Johnsondiversey Inc. (EUR) -- 144A (c)(f)
    9.63%, due 05/15/2012                                             25               26
  Johnsondiversey Inc. (USD) -- 144A (c)
    9.63%, due 05/15/2012                                            110              115
  MacDermid, Incorporated
    9.13%, due 07/15/2011                                             75               79
  Noveon, Inc.
    11.00%, due 02/28/2011                                            50               53
  PCI Chemicals Canada, Inc.
    10.00%, due 12/31/2008                                            15               10
  Pioneer Companies, Inc. (g)
    5.55%, due 12/31/2006                                              5                3
  Sovereign Specialty Chemicals, Inc.
    11.88%, due 03/15/2010                                            80               74
  Sterling Chemicals, Inc. (e)
    12.38%, due 07/15/2006                                            35               33
    11.75%, due 08/15/2006                                            40                6
    11.25%, due 04/01/2007                                            50                7

Communication (5.28%)
  360networks inc
    12.00%, due 08/01/2009                                            90               (d)
  Adelphia Communications Corporation
    8.38%, due 02/01/2008                                            145               58
    9.38%, due 11/15/2009                                            115               47
  Block Communications Incorporated -- 144A (c)
    9.25%, due 04/15/2009                                             65               65

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Communication (continued)
  Charter Communications Holdings LLC
    8.25%, due 04/01/2007                                  $         615   $          412
    8.63%, due 04/01/2009                                            325              218
    0.00%, due 04/01/2011 (g)                                        110               53
  Colt Telecom Group PLC (g)
    12.00%, due 12/15/2006                                           180              104
  Comcast Corporation
    10.50%, due 06/15/2006                                            75               85
    8.25%, due 02/15/2008                                             50               52
  Crown Castle International Corporation (b)
    10.75%, due 08/01/2011                                           210              139
  CSC Holdings, Inc. -- Series M
    8.13%, due 08/15/2009                                            400              331
  Echostar DBS Corporation (b)
    9.38%, due 02/01/2009                                            400              370
  Fox Sports Networks, LLC
    8.88%, due 08/15/2007                                             90               93
  Insight Midwest LP
    9.75%, due 10/01/2009                                            175              161
  Mediacom Broadband LLC
    11.00%, due 07/15/2013                                           285              266
  Mediacom LLC
    9.50%, due 01/15/2013                                             95               82
  NTL Incorporated (e)(g)
    12.38%, due 10/01/2008                                           175               35
  NTL Incorporated -- Series B (e)(g)
    9.75%, due 04/01/2008                                            200               44
  Ono Finance PLC
    13.00%, due 05/01/2009                                           195               64
    14.00%, due 02/15/2011                                            50               17
  PanAmSat Corporation -- 144A (c)
    8.50%, due 02/01/2012                                            400              368
  Quebecor Media, Inc. (b)
    11.13%, due 07/15/2011                                           110              108
  Telewest Communications PLC (b)(g)
    0.00%, due 04/15/2009                                            255               77
  Telewest Communications PLC (g)
    0.00%, due 02/01/2010                                             15                4
  United Pan-Europe Communications NV (e)
    11.25%, due 02/01/2010                                            40                5
  XM Satellite Radio Inc.
    14.00%, due 03/15/2010                                            65               31

Communications Equipment (1.06%)
  Alamosa PCS Holdings, Inc. (g)
    0.00%, due 02/15/2010                                            225               34
  CC V Holdings Finance, Inc. (g)
    0.00%, due 12/01/2008                                             50               35
  L-3 Communications Corporation
    10.38%, due 05/01/2007                                           105              110
  L-3 Communications Corporation -- 144A (c)
    7.63%, due 06/15/2012                                            425              426
  L-3 Communications Corporation -- Series B
    8.00%, due 08/01/2008                                             50               52

Computer & Data Processing Services (0.42%)
  PSINet, Inc. (e)
    10.50%, due 12/01/2006                                            25                2
  Unisys Corporation
    8.13%, due 06/01/2006                                            145              144
  Unisys Corporation
    7.88%, due 04/01/2008                                            115              113

Computer & Office Equipment (0.43%)
  General Binding Corporation
    9.38%, due 06/01/2008                                            305              265

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Construction (1.09%)
  Beazer Homes USA, Inc. -- 144A (c)
    8.38%, due 04/15/2012                                  $          85   $           86
  D.R. Horton, Inc.
    8.00%, due 02/01/2009                                            385              383
    9.75%, due 09/15/2010                                             95               98
  WCI Communities, Inc.
    9.13%, due 05/01/2012                                            110              109

Electric, Gas & Sanitary Services (0.15%)
  Western Resources, Inc. -- 144A (c)
    7.88%, due 05/01/2007                                             95               94

Electronic & Other Electric Equipment (0.20%)
  Motors and Gears, Inc.
    10.75%, due 11/15/2006                                           105              100
  Remington Product Company LLC
    11.00%, due 05/15/2006                                            30               23

Electronic Components & Accessories (0.39%)
  Flextronics International Ltd.
    9.88%, due 07/01/2010                                            230              240

Environmental Services (1.79%)
  Allied Waste North America, Inc.
    7.63%, due 01/01/2006                                            225              217
    8.88%, due 04/01/2008                                             75               74
    10.00%, due 08/01/2009                                           360              354
  Waste Management, Inc.
    6.88%, due 05/15/2009                                            114              116
    7.38%, due 08/01/2010                                            338              351

Fabricated Metal Products (1.16%)
  Alliant Techsystems, Inc.
    8.50%, due 05/15/2011                                            160              167
  Atrium Companies, Inc.
    10.50%, due 05/01/2009                                           110              112
  Blount, Inc.
    7.00%, due 06/15/2005                                            145              127
    13.00%, due 08/01/2009                                            25               17
  Euramax International PLC
    11.25%, due 10/01/2006                                           155              155
  International Knife & Saw, Inc.
    11.38%, due 11/15/2006                                            75                1
  Numatics, Inc.
    9.63%, due 04/01/2008                                             80               47
  Oxford Automotive, Inc. (e)
    10.13%, due 06/15/2007                                            25                5
  TriMas Corporation -- 144A (c)
    9.88%, due 06/15/2012                                             90               90

Food & Kindred Products (1.10%)
  Burns, Philp & Company Limited -- 144A (c)
    9.75%, due 07/15/2012                                            365              361
  Fage Dairy Industries SA
    9.00%, due 02/01/2007                                             35               33
  Premier International Foods PLC
    12.00%, due 09/01/2009                                           265              288

Food Stores (0.62%)
  7-Eleven, Inc.
    5.00%, due 12/15/2003                                            200              204
  Jitney-Jungle Stores of America, Inc. (e)
    12.00%, due 03/01/2006                                            65               (d)
  Jitney-Jungle Stores of America, Inc. (e)
    10.38%, due 09/15/2007                                            10               (d)
  Pathmark Stores, Inc.
    8.75%, due 02/01/2012                                            180              183

Forestry (0.08%)
  U.S. Timberlands Company, LP
    9.63%, due 11/15/2007                                             75               50

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Furniture & Fixtures (1.02%)
  Lear Corporation
    8.11%, due 05/15/2009                                  $         250   $          256
  Sealy Mattress Company
    9.88%, due 12/15/2007                                            215              216
  Simmons Company
    10.25%, due 03/15/2009                                           155              163

Health Services (3.49%)
  Alliance Imaging, Inc.
    10.38%, due 04/15/2011                                            85               90
  Beverly Enterprises, Inc.
    9.63%, due 04/15/2009                                            345              354
  Fresenius Medical Care Capital Trust II
    7.88%, due 02/01/2008                                            280              252
  HCA -- The Healthcare Company
    7.88%, due 02/01/2011                                            465              501
  HEALTHSOUTH Corporation
    8.38%, due 10/01/2011                                            440              460
  Insight Health Services Corp.
    9.88%, due 11/01/2011                                            175              176
  Prime Medical Services, Inc.
    8.75%, due 04/01/2008                                             40               38
  Triad Hospitals, Inc.
    8.75%, due 05/01/2009                                            285              298

Holding & Other Investment Offices (0.11%)
  Corrections Corporation of America -- 144A (c)
    9.88%, due 05/01/2009                                             65               67

Hotels & Other Lodging Places (3.92%)
  Coast Hotels & Casinos, Inc.
    9.50%, due 04/01/2009                                            415              436
  Eldorado Resorts LLC
    10.50%, due 08/15/2006                                            15               15
  HMH Properties, Inc.
    8.45%, due 12/01/2008                                            685              671
  Las Vegas Sands, Inc. (Venetian Casino Resort
    LLC) -- 144A (c)
    11.00%, due 06/15/2010                                            65               65
  Park Place Entertainment Corporation
    8.88%, due 09/15/2008                                            270              278
    8.13%, due 05/15/2011 (b)                                        675              672
  Prime Hospitality Corporation -- 144A (c)
    8.38%, due 05/01/2012                                             15               15
  Starwood Hotels & Resorts Worldwide, Inc. -- 144A (c)
    7.88%, due 05/01/2012                                            290              284

Industrial Machinery & Equipment (4.20%)
  Actuant Corporation
    13.00%, due 05/01/2009                                            26               30
  Agco Corporation
    9.50%, due 05/01/2008                                            170              180
  American Standard Inc.
    7.13%, due 02/15/2003                                            125              126
    7.38%, due 02/01/2008                                            395              407
    7.63%, due 02/15/2010                                             45               46
  Columbus McKinnon Corporation
    8.50%, due 04/01/2008                                            260              239
  Gulfmark Offshore, Inc.
    8.75%, due 06/01/2008                                            225              226
  JLG Industries, Inc. -- 144A (c)
    8.38%, due 06/15/2012                                            120              120
  Joy Global Inc.
    8.75%, due 03/15/2012                                            235              240
  Manitowoc Company, Inc. (The)
    10.38%, due 05/15/2011                                           120              127
  Moog Inc.
    10.00%, due 05/01/2006                                           325              332
  NACCO Materials Handling Group -- 144A (c)
    10.00%, due 05/15/2009                                           165              167

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Industrial Machinery & Equipment (continued)
  Terex Corporation
    8.88%, due 04/01/2008                                  $         225   $          228
    10.38%, due 04/01/2011                                           125              134
  Thermadyne Holdings Corporation (e)
    9.88%, due 06/01/2008                                             50               14
  Thermadyne Holdings Corporation (e)
    12.50%, due 06/01/2008                                            85               (d)

Instruments & Related Products (0.47%)
  Dresser, Inc.
    9.38%, due 04/15/2011                                            160              162
  Dresser, Inc. -- 144A (c)
    9.38%, due 04/15/2011                                            130              132

Insurance (0.21%)
  Willis Corroon Corporation
    9.00%, due 02/01/2009                                            125              129

Leather & Leather Products (0.16%)
  Samsonite Corporation
    10.75%, due 06/15/2008                                           120               97

Lumber & Wood Products (0.87%)
  Nortek, Inc.
    9.25%, due 03/15/2007                                            140              142
    8.88%, due 08/01/2008                                            175              176
  Tembec Industries, Inc. (b)
    7.75%, due 03/15/2012                                            225              223

Medical Instruments & Supplies (0.12%)
  Alaris Medical Systems, Inc.
    11.63%, due 12/01/2006                                            30               34
  Rotech Healthcare, Inc. -- 144A (c)
    9.50%, due 04/01/2012                                             40               41

Metal Cans & Shipping Containers (1.00%)
  Ball Corporation
    8.25%, due 08/01/2008                                            110              114
  Silgan Holdings Inc.
    9.00%, due 06/01/2009                                            165              170
  Silgan Holdings Inc. -- 144A (c)
    9.00%, due 06/01/2009                                            325              335

Mining (0.98%)
  Luscar Coal, Ltd. -- 144A (c)
    9.75%, due 10/15/2011                                             85               91
  P&L Coal Holdings Corporation
    8.88%, due 05/15/2008                                             70               74
  P&L Coal Holdings Corporation -- Series B
    9.63%, due 05/15/2008                                            421              445

Motion Pictures (0.96%)
  AMC Entertainment, Inc.
    9.50%, due 02/01/2011                                            325              322
  Regal Cinemas, Inc.
    9.38%, due 02/01/2012                                            265              274

Oil & Gas Extraction (3.55%)
  Belden & Blake Corporation
    9.88%, due 06/15/2007                                            265              233
  Chesapeake Energy Corporation
    8.13%, due 04/01/2011                                            550              540
  Continental Resources, Inc.
    10.25%, due 08/01/2008                                            30               27
  Encore Acquisition Company -- 144A (c)
    8.38%, due 06/15/2012                                             80               80
  Magnum Hunter Resources, Inc. -- 144A (c)
    9.60%, due 03/15/2012                                             95               98
  Mission Resources Corporation
    10.88%, due 04/01/2007                                            85               70
  Ocean Rig ASA
    10.25%, due 06/01/2008                                            35               31

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Oil & Gas Extraction (continued)
  Pioneer Natural Resources Company
    9.63%, due 04/01/2010                                  $          55   $           60
    7.50%, due 04/15/2012                                            130              132
  SESI, LLC
    8.88%, due 05/15/2011                                             95               96
  Stone Energy Corporation
    8.25%, due 12/15/2011                                             60               60
  Tesoro Escrow Corp. -- 144A (c)
    9.63%, due 04/01/2012                                            240              220
  Vintage Petroleum, Inc. -- 144A (c)
    8.25%, due 05/01/2012                                            130              128
  Westport Resources Corporation
    8.25%, due 11/01/2011                                            175              179
  XTO Energy, Inc. (b)
    7.50%, due 04/15/2012                                            250              255

Paper & Allied Products (2.81%)
  Appleton Papers, Inc. -- 144A (c)
    12.50%, due 12/15/2008                                           110              108
  Buckeye Technologies, Inc.
    8.50%, due 12/15/2005                                             35               32
    9.25%, due 09/15/2008                                            100               90
    8.00%, due 10/15/2010                                            100               82
  Corporacion Durango, SA de CV -- 144A (c)
    13.75%, due 07/15/2009                                           260              216
  Fibermark, Inc.
    10.75%, due 04/15/2011                                           130              125
  Graphic Packaging Corporation
    8.63%, due 02/15/2012                                             75               77
  Huntsman Packaging Corporation
    13.00%, due 06/01/2010                                           165              172
  Mail-Well, Inc.
    9.63%, due 03/15/2012                                            115              116
  Pliant Corporation
    13.00%, due 06/01/2010                                            45               47
  Riverwood International Corporation
    10.63%, due 08/01/2007                                           650              683

Paper & Paper Products (0.60%)
  United Stationers Supply Co.
    8.38%, due 04/15/2008                                            370              370

Paperboard Containers & Boxes (0.24%)
  Kappa Beheer BV
    10.63%, due 07/15/2009                                           135              147

Petroleum & Coal Products (0.30%)
  Building Materials Corporation of America
    8.63%, due 12/15/2006                                            215              185

Petroleum Refining (0.90%)
  Lyondell Chemical Company
    9.63%, due 05/01/2007                                             55               53
    9.88%, due 05/01/2007                                            180              172
    9.50%, due 12/15/2008                                            160              149
  Premcor Refining Group Inc. (The)
    8.63%, due 08/15/2008                                             25               24
  Tesoro Petroleum Corporation
    9.00%, due 07/01/2008                                            175              159

Primary Metal Industries (3.35%)
  AK Steel Corporation
    9.13%, due 12/15/2006                                            155              162
    7.88%, due 02/15/2009                                            220              220
  AK Steel Holding Corporation -- 144A (c)
    7.75%, due 06/15/2012                                            200              198
  California Steel Industries, Inc.
    8.50%, due 04/01/2009                                            300              302
  Century Aluminum Company (b)
    11.75%, due 04/15/2008                                           200              215
  Commonwealth Industries, Inc.
    10.75%, due 10/01/2006                                            85               85

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Primary Metal Industries (continued)
  International Wire Group, Inc.
    11.75%, due 06/01/2005                                 $          75   $           67
  Kaiser Aluminum & Chemical Corporation (e)
    9.88%, due 02/15/2049                                             80               62
  MMI Products, Inc.
    11.25%, due 04/15/2007                                           200              204
  Russell Metals, Inc.
    10.00%, due 06/01/2009                                            55               57
  Ryerson Tull, Inc.
    9.13%, due 07/15/2006                                            180              179
  United States Steel LLC -- 144A (b)(c)
    10.75%, due 08/01/2008                                           150              156
  WCI Steel, Inc.
    10.00%, due 12/01/2004                                           310              174

Printing & Publishing (1.18%)
  American Media Operations, Inc.
    10.25%, due 05/01/2009                                            85               89
  Hollinger International Publishing Inc.
    9.25%, due 03/15/2007                                             90               93
  Primedia Inc.
    8.88%, due 05/15/2011                                            280              210
  Quebecor World Inc.
    8.38%, due 11/15/2008                                             75               79
    7.75%, due 02/15/2009                                              5                5
  TransWestern Publishing Company LLC
    9.63%, due 11/15/2007                                            250              260

Radio & Television Broadcasting (6.19%)
  Acme Television, LLC (g)
    10.88%, due 09/30/2004                                           310              312
  Albritton Communications Company
    8.88%, due 02/01/2008                                            100              103
  Canwest Media, Inc.
    10.63%, due 05/15/2011                                            25               25
  Chancellor Media Corporation
    8.13%, due 12/15/2007                                            500              488
  Cox Radio, Inc.
    6.63%, due 02/15/2006                                            150              149
  Echostar Broadband Corporation
    10.38%, due 10/01/2007                                           310              296
  Emmis Communications Corporation
    8.13%, due 03/15/2009                                            170              166
    0.00%, due 03/15/2011 (g)                                        460              331
  Entercom Radio, LLC
    7.63%, due 03/01/2014                                            240              238
  Entravision Communications Corporation -- 144A (b)(c)
    8.13%, due 03/15/2009                                             75               75
  Granite Broadcasting Corporation
    10.38%, due 05/15/2005                                             9                8
  Granite Broadcasting Corporation
    8.88%, due 05/15/2008                                             50               44
  Lin Holdings Corporation (g)
    0.00%, due 03/01/2008                                            300              276
  Lin Television Corporation
    8.00%, due 01/15/2008                                            125              124
  Paxson Communications Corporation
    10.75%, due 07/15/2008                                           150              144
  Paxson Communications Corporation (g)
    0.00%, due 01/15/2009                                            145               82
  Radio One, Inc.
    8.88%, due 07/01/2011                                            300              299
  Sinclair Broadcast Group, Inc.
    8.00%, due 03/15/2012                                            140              138
  Spanish Broadcasting System, Inc.
    9.63%, due 11/01/2009                                            300              309

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Radio & Television Broadcasting (continued)
  Young Broadcasting Inc. -- 144A (c)
    8.50%, due 12/15/2008                                  $         160   $          159
  Young Broadcasting Inc. -- Class A
    8.75%, due 06/15/2007                                            100               89

Railroads (0.40%)
  Kansas City Southern -- 144A (c)
    7.50%, due 06/15/2009                                            250              250

Retail Trade (0.94%)
  Cole National Group, Inc.
    8.63%, due 08/15/2007                                            135              133
  Cole National Group, Inc. -- 144A (c)
    8.88%, due 05/15/2012                                            235              233
  Finlay Enterprises, Inc.
    9.00%, due 05/01/2008                                             75               72
  Finlay Fine Jewelry Corporation
    8.38%, due 05/01/2008                                            152              149

Rubber & Misc. Plastic Products (1.02%)
  Consolidated Container Company LLC
    10.13%, due 07/15/2009                                           185              157
  Foamex L.P. -- 144A (c)
    10.75%, due 04/01/2009                                            95               97
  Formica Corporation (e)
    10.88%, due 03/01/2009                                           100               27
  Plastipak Holdings, Inc.
    10.75%, due 09/01/2011                                           320              351

Social Services (0.24%)
  Kindercare Learning Centers, Inc.
    9.50%, due 02/15/2009                                            150              149

Telecommunications (1.01%)
  Adelphia Business Solutions, Inc.
    12.00%, due 11/01/2007                                           140               (d)
  American Cellular Corporation
    9.50%, due 10/15/2009                                            175               32
  AT&T Canada Inc. (g)
    0.00%, due 06/15/2008                                             35                4
  Centennial Communications Corp.
    10.75%, due 12/15/2008                                           175               84
  CompleTel Europe NV (g)
    0.00%, due 02/15/2009                                             55                4
  Dolphin Telecom PLC (e)(g)
    0.00%, due 06/01/2008                                            125               (d)
    0.00%, due 05/15/2009                                             10               (d)
  Energis PLC (e)(f)
    9.75%, due 06/15/2009                                             70                6
  Esprit Telecom Group PLC (e)
    10.88%, due 06/15/2008                                            15               (d)
  Focal Communications Corporation -- Series B (g)
    0.00%, due 02/15/2008                                             35                2
  Global Crossing Holdings, Ltd.
    10.50%, due 12/01/2008                                            53               (d)
  GT Group Telecom Inc. (g)
    0.00%, due 02/01/2010                                            200                1
  ICG Holdings, Inc. (e)(g)
    0.00%, due 05/01/2006                                             60                2
  ITC DeltaCom, Inc.
    9.75%, due 11/15/2008                                             85               24
  Jazztel PLC
    14.00%, due 04/01/2009                                            70                6
  MJD Communications, Inc.
    9.50%, due 05/01/2008                                             80               66
  Nextel Communications, Inc. (g)
    0.00%, due 02/15/2008                                            400              192
  Nextel International, Inc. (g)
    13.00%, due 04/15/2007                                           100                1
  Nextel Partners, Inc.
    12.50%, due 11/15/2009                                            70               29

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Telecommunications (continued)
  NEXTLINK Communications, Inc. (e)
    10.75%, due 06/01/2009                                 $          75   $            2
  Rural Cellular Corporation
    9.75%, due 01/15/2010                                            105               50
  Song Networks NV
    13.00%, due 05/15/2009                                           165               23
  Triton PCS, Inc. (g)
    0.00%, due 05/01/2008                                             30               19
  Triton PCS, Inc.
    8.75%, due 11/15/2011                                            135               83

Textile Mill Products (0.85%)
  Collins and Aikman Floor Cover -- 144A (c)
    9.75%, due 02/15/2010                                             45               46
  Collins and Aikman Products -- 144A (c)
    10.75%, due 12/31/2011                                           345              347
  Interface, Inc.
    10.38%, due 02/01/2010                                           125              133

Trucking & Warehousing (0.30%)
  Iron Mountain Incorporated
    9.13%, due 07/15/2007                                            100              104
    8.75%, due 09/30/2009                                             80               82

Wholesale Trade Durable Goods (0.97%)
  Fisher Scientific International Inc.
    9.00%, due 02/01/2008                                             95               97
  Fisher Scientific International Inc. -- 144A (c)
    8.13%, due 05/01/2012                                            165              164
  Jorgensen (Earle M.) Company (b)
    9.50%, due 04/01/2005                                            160              168
  Jorgensen (Earle M.) Company -- 144A (c)
    9.75%, due 06/01/2012                                            175              172

Wholesale Trade Nondurable Goods (1.19%)
  Fleming Companies, Inc. (b)
    10.13%, due 04/01/2008                                           470              477
  Roundy's, Inc. -- 144A (c)
    8.88%, due 06/15/2012                                            265              264
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $48,036)                                    44,665
                                                                           --------------

CONVERTIBLE BONDS (0.18%)

Communication (0.18%)
  CSC Holdings, Inc.
    11.13%, due 04/01/2008                                           173              111
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $182)                                                  111
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (0.07%)

Communication (0.00%)
  Crown Castle International Corporation                               4   $            2

Printing & Publishing (0.07%)
  Primedia Inc. -- Series H                                        1,400               42
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $131)                                                    44
                                                                           --------------

COMMON STOCKS (0.02%) (H)

Telecommunications (0.00%)
  CompleTel Europe NV (a)                                          3,750                1
  GT Group Telecom Inc. -- warrants                                  200               (d)
  Jazztel PLC -- warrants                                            145                1
  VersaTel Telecom International NV -- ADR (a)                        81               (d)
  Viatel, Inc. (a)                                                     7               (d)

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MFS HIGH YIELD (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Wholesale Trade Durable Goods (0.02%)
  Metal Management, Inc. (a)                                       3,209   $           11
                                                                           --------------

TOTAL COMMON STOCKS (COST: $94)                                                        13
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $48,710)                                $       45,108
                                                                           ==============

SUMMARY:
  Investments, at market value                                    72.55%   $       45,108
  Other assets in excess of liabilities                           27.45%           17,071
                                                           -------------   --------------
  Net assets                                                     100.00%   $       62,179
                                                           =============   ==============



INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Luxembourg                                                       0.06%   $           26
  United States                                                   99.94%           45,082
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $       45,108
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

-------------------------------------------------------------------
                                     AMOUNT IN      NET UNREALIZED
             BOUGHT   SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY     (SOLD)      DATE      BOUGHT (SOLD)    (DEPRECIATION)
-------------------------------------------------------------------
Euro Dollar   (195)   09/17/2002   $         (192)  $            (8)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $3,020. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(d) Market value is less than $1.

(e) Securities are currently in default on interest payments.

(f) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(g) Step or variable rate bonds. Rate is listed as of June 30, 2002.

(h) The following industries have been omitted from the Schedule of Investments because their percentage of net assets is less than 0.01%, and the market value is less than $1. Total cost of common stocks in the Schedule of Investments ($94), includes the cost of the securities in the omitted industries of $22. The securities in those categories are detailed below.

-----------------------------------------------------------------------
         INDUSTRY                             SECURITY
-----------------------------------------------------------------------
Communication                Ono Finance PLC -- warrants -- 144A (c)
                             Ono Finance PLC (Senior
                             Notes) -- warrants --   144A (c)
                             XM Satellite Radio Inc. -- warrants
Fabricated Metal Products    IKS Corporation (a)
Paper & Allied Products      Pliant Corporation -- warrants

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS GROWTH II
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (92.82%)

Amusement & Recreation Services (2.52%)
  Mandalay Resort Group (a)                                      154,375   $        4,256
  MGM MIRAGE (a)(b)                                               97,380            3,287

Automotive (1.20%)
  Harley-Davidson, Inc.                                           69,795            3,578

Business Services (9.23%)
  Clear Channel Communications, Inc. (a)                         331,105           10,602
  eBay Inc. (a)(b)                                               275,916           17,002

Chemicals & Allied Products (1.92%)
  Colgate-Palmolive Company                                      114,670            5,739

Commercial Banks (2.84%)
  Citigroup Inc.                                                  97,200            3,767
  Morgan Chase & Co. (J.P.)                                      139,300            4,725

Communication (11.74%)
  Liberty Media Corporation -- Class A (a)                     1,236,528           12,365
  Viacom, Inc. -- Class B (a)                                    512,710           22,749

Computer & Data Processing Services (2.67%)
  AOL Time Warner Inc. (a)                                       196,483            2,890
  Cerner Corporation (a)                                         106,510            5,094

Computer & Office Equipment (5.40%)
  Cisco Systems, Inc. (a)                                      1,158,795           16,165

Electronic & Other Electric Equipment (1.71%)
  Emerson Electric Co.                                            29,860            1,598
  General Electric Company                                       121,160            3,520

Electronic Components & Accessories (7.05%)
  Celestica Inc. (U.S.) (a)                                      118,730            2,696
  Maxim Integrated Products (a)                                  246,048            9,431
  Xilinx, Inc. (a)                                               399,432            8,959

Furniture & Home Furnishings Stores (1.33%)
  Bed Bath & Beyond Inc. (a)                                     105,415            3,978

Industrial Machinery & Equipment (1.72%)
  ASM Lithography Holding NV -- NY Registered Shares (a)         340,220            5,144

Instruments & Related Products (1.53%)
  Teradyne, Inc. (a)                                             195,170            4,586

Insurance (1.63%)
  AFLAC Incorporated                                             152,790            4,889

Insurance Agents, Brokers & Service (1.20%)
  Marsh & McLennan Companies, Inc.                                37,215            3,595

Lumber & Other Building Materials (4.93%)
  Home Depot, Inc. (The)                                         401,432           14,745

Medical Instruments & Supplies (5.12%)
  Medtronic, Inc.                                                357,680           15,327

Personal Credit Institutions (2.61%)
  Capital One Financial Corporation (b)                          127,700            7,796

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Personal Services (1.42%)
  Cendant Corp. (a)                                              267,475   $        4,248

Pharmaceuticals (12.49%)
  Allergan, Inc.                                                  80,155            5,350
  Amgen Inc. (a)                                                 202,435            8,478
  Forest Laboratories, Inc. (a)                                   75,860            5,371
  Genentech, Inc. (a)                                            154,355            5,171
  McKesson HBOC, Inc.                                            179,945            5,884
  Teva Pharmaceutical Industries Ltd. -- ADR (b)                  58,265            3,891
  Wyeth                                                           62,160            3,183

Retail Trade (4.55%)
  Amazon.com, Inc. (a)(b)                                        179,885            2,923
  Staples, Inc. (a)                                              167,900            3,308
  Tiffany & Co. (b)                                              209,990            7,392

Security & Commodity Brokers (4.67%)
  Merrill Lynch & Co., Inc.                                      219,355            8,884
  Schwab (Charles) Corporation (The)                             453,245            5,076

U.S. Government Agencies (1.34%)
  Fannie Mae                                                      54,470            4,017

Variety Stores (1.12%)
  Costco Wholesale Corporation (a)                                86,557            3,343

Water Transportation (0.88%)
  Royal Caribbean Cruises Ltd. (b)                               135,730            2,647
                                                                           --------------

TOTAL COMMON STOCKS (COST: $348,089)                                              277,649
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (3.34%)
  Federal Home Loan Bank
    1.69%, due 07/10/2002                                  $      10,000   $        9,995
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $9,995)
                                                                                    9,995
                                                                           --------------

COMMERCIAL PAPER (3.21%)
  Citigroup Inc.
    1.85%, due 07/01/2002                                          9,600            9,599
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $9,599)                                               9,599
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $367,683)                               $      297,243
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.37%   $      297,243
  Other assets in excess of liabilities                            0.63%            1,871
                                                           -------------   --------------
  Net assets                                                     100.00%   $      299,114
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $17,643. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.62%)

Agriculture (1.18%)
  Dole Food Company, Inc.                                         11,100   $          320
  Fresh Del Monte Produce Inc.                                    16,800              420

Amusement & Recreation Services (1.13%)
  Aztar Corporation (a)                                           10,100              210
  Westwood One, Inc. (a)                                          14,900              498

Apparel & Accessory Stores (1.22%)
  American Eagle Outfitters, Inc. (a)(b)                          11,700              247
  Children's Place Retail Stores, Inc. (The) (a)(b)                6,000              159
  Ross Stores, Inc.                                                8,900              363

Apparel Products (0.53%)
  Jones Apparel Group, Inc. (a)                                    8,900              334

Automotive (1.33%)
  American Axle & Manufacturing Holdings, Inc. (a)                11,900              354
  ArvinMeritor, Inc.                                               8,900              214
  Magna International Inc. -- Class A                              3,900              269

Automotive Dealers & Service Stations (0.56%)
  Sonic Automotive, Inc. (a)(b)                                   13,600              350

Business Services (2.10%)
  eFunds Corporation (a)                                          18,700              177
  Moody's Corporation                                              3,600              179
  Overture Services, Inc. (a)(b)                                   6,600              165
  Rent-A-Center, Inc. (a)                                          4,500              261
  United Rentals, Inc. (a)                                        10,200              222
  Valassis Communications, Inc.                                    8,600              314

Chemicals & Allied Products (0.92%)
  Cabot Corporation                                                9,300              266
  Minerals Technologies Inc.                                       6,300              311

Commercial Banks (9.29%)
  Associated Banc-Corp                                            15,600              588
  Banknorth Group, Inc.                                           19,200              500
  City National Corporation                                       11,500              618
  Compass Bancshares, Inc.                                        23,600              793
  First Tennessee National Corporation                            16,500              632
  Hudson United Bancorp                                           13,000              371
  M&T Bank Corporation (b)                                         3,500              300
  Marshall & Ilsley Corporation                                   20,400              631
  North Fork Bancorporation, Inc.                                 19,100              760
  R&G Financial Corporation -- Class B                            16,200              384
  Wintrust Financial Corporation                                   7,400              256

Communications Equipment (1.42%)
  Harris Corporation                                               7,200              261
  L-3 Communications Holdings, Inc. (a)(b)                         9,100              491
  Plantronics, Inc. (a)                                            7,200              137

Computer & Data Processing Services (8.77%)
  Affiliated Computer Services, Inc. -- Class A (a)               14,300              679
  Cadence Design Systems, Inc. (a)                                23,800              384
  Check Point Software Technologies, Ltd. (a)(b)                   8,600              117
  DST Systems, Inc. (a)                                            9,300              425
  Electronic Arts Inc. (a)                                        13,600              899
  GTECH Holdings Corporation (a)                                   7,100              181
  Henry (Jack) & Associates, Inc.                                 11,100              185
  HPL Technologies, Inc. (a)(b)                                   16,500              248
  Mentor Graphics Corporation (a)                                 17,400              247
  Reynolds and Reynolds Company (The) -- Class A                  16,500              461
  SunGard Data Systems Inc. (a)                                   30,200              800
  Sybase, Inc. (a)                                                17,000              179
  Symantec Corporation (a)(b)                                      7,200              237
  THQ Inc. (a)(b)                                                 10,900              325
  VitalWorks Inc. (a)                                             17,500              144

Computer & Office Equipment (1.53%)
  Black Box Corporation (a)(b)                                     4,600              187
  Diebold, Incorporated (b)                                        8,600              320

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Computer & Office Equipment (continued)
  Overland Data, Inc. (a)                                         11,900   $          196
  Storage Technology Corporation (a)                              16,200              259

Construction (2.28%)
  Ashland Inc.                                                     8,900              360
  Beazer Homes USA, Inc. (a)(b)                                    3,000              240
  D.R. Horton, Inc. (b)                                           20,700              539
  M.D.C. Holdings, Inc.                                            5,600              291

Department Stores (0.36%)
  Neiman Marcus Group, Inc. (The) -- Class A (a)                   6,500              226

Educational Services (0.98%)
  Apollo Group, Inc. -- Class A (a)                               10,000              394
  Education Management Corporation (a)                             5,500              224

Electric Services (2.51%)
  Black Hills Corporation (b)                                      7,700              266
  Energy East Corporation                                         16,600              375
  IDACORP, Inc.                                                   10,200              283
  Pinnacle West Capital Corporation                                4,200              166
  PNM Resources, Inc.                                              9,700              235
  TECO Energy, Inc. (b)                                           10,200              252

Electric, Gas & Sanitary Services (2.66%)
  Alliant Energy Corporation                                      12,400              319
  Conectiv                                                        12,800              330
  MDU Resources Group, Inc.                                        6,100              160
  SCANA Corporation                                               15,000              463
  Wisconsin Energy Corporation                                    15,800              399

Electrical Goods (0.44%)
  Hughes Supply, Inc.                                              6,200              278

Electronic & Other Electric Equipment (0.38%)
  Cooper Industries, Inc. -- Class A                               6,000              236

Electronic Components & Accessories (4.04%)
  ESS Technology, Inc. (a)(b)                                     20,500              360
  Integrated Circuit Systems, Inc. (a)(b)                          9,700              196
  Intersil Corporation -- Class A (a)                              8,100              173
  Microchip Technology Incorporated (a)                           31,800              873
  National Semiconductor Corporation (a)                           8,200              239
  QLogic Corporation (a)                                           4,600              175
  Semtech Corporation (a)                                         11,500              307
  Vishay Intertechnology, Inc. (a)                                 9,700              213

Environmental Services (0.52%)
  Republic Services, Inc. (a)                                     17,000              324

Fabricated Metal Products (0.51%)
  Harsco Corporation                                               8,600              323

Food & Kindred Products (1.45%)
  Smithfield Foods, Inc. (a)                                      15,000              278
  Tyson Foods, Inc. -- Class A (b)                                40,700              631

Furniture & Fixtures (1.70%)
  Furniture Brands International, Inc. (a)                         8,100              245
  Hillenbrand Industries, Inc.                                     5,500              309
  Lear Corporation (a)                                            11,100              513

Furniture & Home Furnishings Stores (0.61%)
  Williams-Sonoma, Inc. (a)                                       12,600              386

Gas Production & Distribution (1.89%)
  AGL Resources Inc.                                              11,500              267
  Energen Corporation                                              7,700              212
  Equitable Resources, Inc.                                        9,800              336
  Questar Corporation                                             15,000              371

Health Services (1.31%)
  LabOne, Inc.                                                     8,500              130
  Quest Diagnostics Incorporated (a)                               5,500              473
  Sunrise Assisted Living, Inc. (a)(b)                             8,100              217

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial Machinery & Equipment (2.80%)
  American Standard Companies Inc. (a)                             6,000   $          451
  Moog Inc. -- Class A (a)                                         5,500              236
  SPX Corporation (a)                                              5,100              599
  York International Corporation                                  13,900              470

Instruments & Related Products (2.17%)
  Beckman Coulter Inc.                                             7,200              359
  FEI Company (a)(b)                                               6,900              169
  FLIR Systems, Inc. (a)(b)                                        6,700              281
  Garmin Ltd. (a)                                                 15,800              348
  Millipore Corporation                                            6,400              205

Insurance (8.31%)
  Everest Re Group, Ltd.                                           2,800              157
  Health Net Inc. (a)                                             20,000              535
  Old Republic International Corp.                                17,400              548
  Oxford Health Plans, Inc. (a)                                   18,300              850
  PacifiCare Health Systems, Inc. (a)(b)                          19,600              533
  PMI Group, Inc. (The)                                           15,200              581
  Radian Group, Inc.                                              12,400              606
  RenaissanceRe Holdings Ltd.                                      9,100              333
  StanCorp Financial Group, Inc.                                   6,900              383
  Trigon Healthcare, Inc. (a)                                      6,900              694

Insurance Agents, Brokers & Service (0.51%)
  Express Scripts, Inc. -- Class A (a)(b)                          6,400              321

Iron & Steel Foundries (0.69%)
  Precision Castparts Corp.                                       13,200              436

Life Insurance (1.10%)
  IPC Holdings, Ltd.                                              11,200              342
  Nationwide Financial Services, Inc. -- Class A                   8,900              352

Management Services (0.75%)
  Right Management Consultants, Inc. (a)                          17,800              468

Manufacturing Industries (0.27%)
  Nautilus Group, Inc. (The) (a)(b)                                5,500              168

Medical Instruments & Supplies (1.48%)
  Apogent Technologies, Inc. (a)                                  17,900              368
  STERIS Corporation (a)                                           8,900              170
  Teleflex Incorporated                                            6,900              394

Mining (0.33%)
  Consol Energy Inc.                                               9,700              206

Mortgage Bankers & Brokers (1.72%)
  Doral Financial Corporation                                     11,900              397
  GreenPoint Financial Corp.                                      13,900              682

Motion Pictures (0.35%)
  Hollywood Entertainment Corporation (a)                         10,600              219

Oil & Gas Extraction (3.11%)
  BJ Services Company (a)                                         14,700              498
  ENSCO International Incorporated (b)                            10,700              292
  Helmerich & Payne, Inc.                                         11,700              418
  Houston Exploration Company (The) (a)                           10,900              316
  Patina Oil & Gas Corporation                                    11,250              309
  Pride International, Inc. (a)                                    7,600              119

Paper & Allied Products (0.46%)
  Bemis Company, Inc.                                              6,100              290

Paperboard Containers & Boxes (0.82%)
  Sonoco Products Company                                         18,300              518

Petroleum Refining (1.21%)
  Murphy Oil Corporation                                           4,400              363
  Valero Energy Corporation (b)                                   10,600              397

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (2.93%)
  Barr Laboratories, Inc. (a)(b)                                   5,800   $          368
  Gilead Sciences, Inc. (a)                                        6,200              204
  ICN Pharmaceuticals, Inc. (b)                                   10,600              257
  IVAX Corporation (a)(b)                                         10,700              116
  Mylan Laboratories Inc.                                         28,600              898

Printing & Publishing (1.65%)
  Harland (John H.) Company                                        6,000              169
  Lee Enterprises, Incorporated                                    5,200              182
  Scholastic Corporation (a)                                       6,600              250
  Washington Post Company (The) -- Class B                           800              436

Radio, Television, & Computer Stores (0.20%)
  REX Stores Corporation (a)                                       8,900              123

Research & Testing Services (1.45%)
  D&B (a)                                                         12,400              410
  Edwards Lifesciences Corporation (a)                            11,100              258
  Pharmaceutical Product Development, Inc. (a)                     9,300              245

Residential Building Construction (1.57%)
  Lennar Corporation (b)                                          16,100              986

Restaurants (1.24%)
  Bob Evans Farms, Inc.                                           11,900              375
  Brinker International, Inc. (a)                                 12,800              406

Retail Trade (1.95%)
  Alberto-Culver Company -- Class B (b)                            5,500              263
  Borders Group, Inc. (a)                                         17,000              313
  Schein (Henry), Inc. (a)                                         8,200              365
  Zale Corporation (a)                                             7,900              286

Rubber & Misc. Plastic Products (0.26%)
  Foamex International Inc. (a)                                   14,800              164

Savings Institutions (1.81%)
  Astoria Financial Corporation                                   16,200              519
  Dime Bancorp, Inc. -- warrants                                   3,850               (d)
  Downey Financial Corp.                                           4,600              218
  Flagstar Bancorp, Inc.                                          17,300              400

Security & Commodity Brokers (1.44%)
  AmeriCredit Corp. (a)(b)                                        11,600              325
  Bear Stearns Companies Inc. (The) (b)                            7,400              453
  E*TRADE Group, Inc. (a)(b)                                      22,900              125

Stone, Clay & Glass Products (0.47%)
  Cabot Microelectronics Corporation (a)(b)                        6,900              298

Textile Mill Products (0.87%)
  Mohawk Industries, Inc. (a)                                      8,900              548

Tobacco Products (0.76%)
  R.J. Reynolds Tobacco Holdings, Inc.                             8,900              478

Transportation & Public Utilities (0.70%)
  Expedia, Inc. -- Class A (a)(b)                                  4,300              255
  Navigant International, Inc. (a)                                12,000              186

Transportation Equipment (0.57%)
  Polaris Industries Inc.                                          5,500              358

Water Transportation (1.55%)
  Alexander & Baldwin, Inc.                                        8,700              222
  Teekay Shipping Corporation                                      8,900              328
  Tidewater Inc.                                                  12,800              421

Wholesale Trade Durable Goods (0.99%)
  IKON Office Solutions, Inc. (b)                                 25,100              236
  Racing Champions Corporation (a)                                20,800              384

Wholesale Trade Nondurable Goods (0.51%)
  Fleming Companies, Inc. (b)                                     17,800              323
                                                                           --------------

TOTAL COMMON STOCKS (COST: $62,688)                                                61,947
                                                                           --------------

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
DREYFUS MID CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (1.01%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $637 on 07/01/2002                      $         637   $          637
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $637)                                             637
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $63,325)                                $       62,584
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.63%   $       62,584
  Other assets in excess of liabilities                            0.37%              233
                                                           -------------   --------------
  Net assets                                                     100.00%   $       62,817
                                                           =============   ==============


NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $11,049. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, repurchase agreements are collateralized by $4,570 Ginnie Mae ARM -- 8480 (6.75%, due 08/20/2024) with a market value and accrued interest of $669.

(d) Market value is less than $1.

DEFINITIONS:

ARM   Adjustable Rate Mortgage

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.37%)

Aerospace (0.72%)
  Lockheed Martin Corporation                                      2,370   $          165
  United Technologies Corporation                                  2,330              158

Amusement & Recreation Services (1.90%)
  Harrah's Entertainment, Inc. (a)                                19,340              858

Automotive (0.91%)
  Ford Motor Company                                               8,600              138
  General Motors Corporation (b)                                   2,561              137
  Honeywell International Inc.                                     3,920              138

Beverages (4.18%)
  Coca-Cola Company (The)                                         13,220              740
  PepsiCo, Inc.                                                   23,753            1,145

Business Services (3.22%)
  Clear Channel Communications, Inc. (a)                           8,341              267
  First Data Corporation                                          16,720              622
  TMP Worldwide Inc. (a)(b)                                        8,220              177
  Valassis Communications, Inc.                                   10,665              389

Chemicals & Allied Products (4.24%)
  Avon Products, Inc.                                              5,790              302
  Colgate-Palmolive Company                                       13,590              680
  du Pont (E.I.) de Nemours and Company                            8,258              367
  Procter & Gamble Company (The)                                   6,320              564

Commercial Banks (7.64%)
  Bank of America Corporation (b)                                  8,130              572
  Bank of New York Company, Inc. (The)                             3,410              115
  Citigroup Inc.                                                  25,576              991
  MBNA Corporation                                                20,480              677
  State Street Corporation                                        14,090              630
  Wells Fargo & Company                                            9,230              462

Communication (4.55%)
  Cablevision Systems Corporation -- Rainbow Media Group
    (a)(b)                                                         8,780               77
  Cox Communications, Inc. -- Class A (a)                          3,570               98
  Crown Castle International Corp. (a)(b)                         25,410              100
  Echostar Communications Corporation  -- Class A (a)(b)          11,540              214
  Liberty Media Corporation -- Class A (a)                        36,760              368
  Viacom, Inc. -- Class B (a)                                     27,020            1,199

Communications Equipment (1.17%)
  QUALCOMM Incorporated (a)                                       19,200              528

Computer & Data Processing Services (8.65%)
  AOL Time Warner Inc. (a)                                        43,270              637
  Automatic Data Processing, Inc.                                  3,870              169
  Intuit Inc. (a)                                                  9,610              478
  Microsoft Corporation (a)                                       39,330            2,150
  Oracle Corporation (a)                                          14,690              139
  Sabre Holdings Corporation (a)                                   9,170              328

Computer & Office Equipment (3.77%)
  Cisco Systems, Inc. (a)                                         46,390              647
  Dell Computer Corporation (a)                                   16,720              437
  EMC Corporation (a)                                             23,090              174
  International Business Machines Corporation                      6,190              446

Drug Stores & Proprietary Stores (1.28%)
  Walgreen Co.                                                    14,960              578

Electronic & Other Electric Equipment (3.67%)
  Energizer Holdings, Inc. (a)                                    12,076              331
  General Electric Company                                        45,670            1,327

Electronic Components & Accessories (2.55%)
  Intel Corporation                                               35,810              654
  Intersil Corporation -- Class A (a)                              5,470              117
  Texas Instruments Incorporated                                  12,370              293
  Xilinx, Inc. (a)                                                 3,830               86

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Environmental Services (0.22%)
  Waste Management, Inc.                                           3,750   $           98

Fabricated Metal Products (0.36%)
  Gillette Company (The)                                           4,740              161

Finance (1.73%)
  Standard & Poor's 500 Depositary Receipt (b)                     7,905              782

Food & Kindred Products (1.11%)
  Wrigley (Wm.) Jr. Company (b)                                    9,090              503

Hotels & Other Lodging Places (1.82%)
  Marriott International, Inc. -- Class A                         11,760              447
  Starwood Hotels & Resorts Worldwide, Inc.                       11,360              374

Instruments & Related Products (0.21%)
  Raytheon Company                                                 2,300               94

Insurance (3.83%)
  Ambac Financial Group, Inc.                                     12,935              869
  American International Group, Inc.                              12,600              860

Lumber & Other Building Materials (1.64%)
  Home Depot, Inc. (The)                                          15,070              554
  Lowe's Companies, Inc.                                           4,110              187

Lumber & Wood Products (0.44%)
  Weyerhaeuser Company                                             3,100              198

Motion Pictures (0.21%)
  Metro-Goldwyn-Mayer Inc. (a)                                     8,120               95

Oil & Gas Extraction (1.22%)
  Anadarko Petroleum Corporation                                   2,420              119
  Apache Corporation                                               1,810              104
  Schlumberger Limited                                             7,080              329

Paper & Allied Products (1.78%)
  3M Company                                                       2,960              364
  International Paper Company                                      6,880              300
  Kimberly-Clark Corporation                                       2,270              141

Personal Credit Institutions (0.22%)
  SLM Corporation (b)                                              1,020               99

Personal Services (1.30%)
  Cendant Corp. (a)(b)                                            37,040              588

Petroleum Refining (6.78%)
  ChevronTexaco Corporation                                        6,972              617
  Exxon Mobil Corporation                                         39,950            1,634
  Royal Dutch Petroleum Company -- NY Registered Shares           14,630              809

Pharmaceuticals (10.62%)
  Amgen Inc. (a)                                                   5,280              221
  Bristol-Myers Squibb Co.                                        16,960              436
  Johnson & Johnson                                               17,790              930
  Lilly (Eli) and Company                                         10,750              606
  Merck & Co., Inc.                                                6,890              349
  Pfizer Inc.                                                     45,017            1,576
  Schering-Plough Corporation                                      5,400              133
  Wyeth                                                           10,540              540

Primary Metal Industries (0.37%)
  Alcoa Inc.                                                       5,060              168

Printing & Publishing (1.04%)
  Gannett Co., Inc.                                                2,390              181
  New York Times Company (The) -- Class A                          5,630              290

Radio & Television Broadcasting (1.01%)
  Univision Communications Inc. -- Class A (a)(b)                 14,530              456

Restaurants (0.67%)
  McDonald's Corporation                                          10,580              301

Savings Institutions (0.21%)
  Washington Mutual, Inc.                                          2,580               96

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GOLDMAN SACHS GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (1.31%)
  Merrill Lynch & Co., Inc.                                        3,540   $          143
  Morgan Stanley Dean Witter & Co.                                 3,080              133
  Schwab (Charles) Corporation (The)                              28,240              316

Telecommunications (2.00%)
  SBC Communications Inc.                                         14,900              454
  Sprint Corporation (PCS Group) (a)(b)                           19,920               89
  Verizon Communications, Inc.                                     8,962              360

Tobacco Products (1.29%)
  Philip Morris Companies Inc.                                    13,310              581

U.S. Government Agencies (4.53%)
  Fannie Mae                                                      14,100            1,040
  Freddie Mac                                                     16,430            1,006

Variety Stores (4.00%)
  Family Dollar Stores, Inc.                                       3,400              120
  Wal-Mart Stores, Inc.                                           30,640            1,685
                                                                           --------------

TOTAL COMMON STOCKS (COST: $53,219)                                                44,405
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (1.08%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $490 on 07/01/2002                      $         489   $          489
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $489)                                             489
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $53,708)                                $       44,894
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.45%   $       44,894
  Other assets in excess of liabilities                            0.55%              249
                                                           -------------   --------------
  Net assets                                                     100.00%   $       45,143
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $3,648. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, repurchase agreements are collateralized by $4,062 Ginnie Mae -- Series 8238 (6.75%, due 07/20/2023) with a market value and accrued interest of $514.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MUNDER NET50
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.87%)

Business Services (25.34%)
  Digital Insight Corporation (a)                                  1,800   $           30
  DoubleClick Inc. (a)                                            45,800              340
  eBay Inc. (a)                                                    5,900              364
  Getty Images, Inc. (a)                                           2,100               46
  Hotels.com -- Class A (a)                                        2,200               93
  Overture Services, Inc. (a)                                     15,600              389
  Register.com, Inc. (a)                                          10,300               78
  TMP Worldwide Inc. (a)                                           6,200              133
  WebEx Communications, Inc. (a)                                   4,700               75
  Websense, Inc. (a)                                               1,400               36

Communication (1.84%)
  NDS Group PLC -- ADR (a)                                         9,600              115

Communications Equipment (4.73%)
  Nokia Oyj -- ADR                                                 7,800              113
  QUALCOMM Incorporated (a)                                        1,300               36
  Wavecom SA -- ADR (a)                                            3,600              147

Computer & Data Processing Services (37.73%)
  AOL Time Warner Inc. (a)                                        11,200              165
  Check Point Software Technologies, Ltd. (a)                     11,000              149
  InfoSpace, Inc. (a)                                             77,600               35
  Inktomi Corporation (a)                                         24,300               21
  Internet Security Systems, Inc. (a)                             12,800              168
  Intuit Inc. (a)                                                  4,200              209
  Micromuse Inc. (a)                                               9,200               41
  Microsoft Corporation (a)                                        4,000              219
  Multex.com, Inc. (a)                                             9,600               39
  Oracle Corporation (a)                                          20,900              198
  Riverdeep Group PLC -- ADR (a)                                  11,000              171
  SportsLine.com, Inc. (a)                                        36,500               38
  TIBCO Software Inc. (a)                                          9,700               54
  Ticketmaster -- Class B (a)                                      8,400              157
  TriZetto Group, Inc. (The) (a)                                   5,000               43
  VeriSign, Inc. (a)                                              12,100               87
  VERITAS Software Corporation (a)                                 6,400              127
  webMethods, Inc. (a)                                             5,600               55
  Yahoo! Inc. (a)                                                 26,000              383

Computer & Office Equipment (12.46%)
  Brocade Communications Systems, Inc. (a)                         6,100              107
  Cisco Systems, Inc. (a)                                         25,800              360
  Dell Computer Corporation (a)                                    6,400              167
  EMC Corporation (a)                                             17,100              129
  Sun Microsystems, Inc. (a)                                       3,100               16

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic Components & Accessories (1.04%)
  Applied Micro Circuits Corporation (a)                           2,700   $           13
  Broadcom Corporation -- Class A (a)                              1,200               21
  PMC-Sierra, Inc. (a)                                             3,300               31

Management Services (0.67%)
  DiamondCluster International, Inc. -- Class A (a)                7,000               42

Motion Pictures (1.63%)
  CNET Networks, Inc. (a)                                         51,500              102

Retail Trade (0.61%)
  1-800-FLOWERS.COM, Inc. (a)                                      2,400               27
  Amazon.com, Inc. (a)                                               700               11

Savings Institutions (0.30%)
  Bank United Corp. -- litigation rights                             600               (c)
  NetBank, Inc. (a)                                                1,600               19

Security & Commodity Brokers (4.48%)
  E*TRADE Group, Inc. (a)                                         37,600              205
  Schwab (Charles) Corporation (The)                               6,700               75

Telecommunications (1.39%)
  SK Telecom Co., Ltd. -- ADR                                      3,500               87

Transportation & Public Utilities (3.65%)
  Expedia, Inc. -- Class A (a)                                     3,700              219
  Expedia, Inc. -- warrants                                          326                9
                                                                           --------------

TOTAL COMMON STOCKS (COST: $10,220)                                                 5,994
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (0.82%)
  Investors Bank & Trust Company (b)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $51 on 07/01/2002                       $          51   $           51
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $51)                                               51
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $10,271)                                $        6,045
                                                                           ==============

SUMMARY:
  Investments, at market value                                    96.69%   $        6,045
  Other assets in excess of liabilities                            3.31%              207
                                                           -------------   --------------
  Net assets                                                     100.00%   $        6,252
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, repurchase agreements are collateralized by $95 Freddie Mac -- Series 1977 (7.00%, due 06/15/2011) with a market value and accrued interest of $54.

(c) Market value is less than $1.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG MID CAP GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                              NUMBER           MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (95.90%)

Apparel & Accessory Stores (1.13%)
  Ross Stores, Inc.                                               32,400   $        1,320

Automotive Dealers & Service Stations (1.03%)
  Copart, Inc. (a)                                                57,800              938
  O'Reilly Automotive, Inc. (a)                                    9,800              270

Business Services (5.90%)
  BISYS Group, Inc. (The) (a)                                     80,800            2,691
  ChoicePoint Inc. (a)                                            53,333            2,425
  Cross Country, Inc. (a)                                         25,300              956
  Websense, Inc. (a)(b)                                           32,600              834

Commercial Banks (3.78%)
  Associated Banc-Corp                                            24,510              924
  Commerce Bancorp, Inc.                                          27,500            1,216
  Greater Bay Bancorp (b)                                         34,400            1,058
  North Fork Bancorporation, Inc.                                 11,800              470
  Silicon Valley Bancshares (a)                                   28,800              759

Communications Equipment (3.87%)
  Advanced Fibre Communications, Inc. (a)                         77,000            1,274
  Itron, Inc. (a)                                                 19,200              504
  L-3 Communications Holdings, Inc. (a)(b)                        41,200            2,225
  UTStarcom, Inc. (a)                                             26,000              524

Computer & Data Processing Services (11.38%)
  Activision, Inc. (a)(b)                                         55,300            1,607
  Affiliated Computer Services, Inc. -- Class A (a)(b)            33,700            1,600
  CACI International Inc. -- Class A (a)                          42,300            1,615
  Edwards (J.D.) & Company (a)                                    35,200              428
  Electronic Arts Inc. (a)(b)                                     37,600            2,483
  JDA Software Group, Inc. (a)                                    66,800            1,888
  Plumtree Software, Inc. (a)                                     78,700              392
  Retek Inc. (a)                                                  66,400            1,614
  Symantec Corporation (a)(b)                                     28,200              926
  Veridian Corporation (a)                                        34,200              776

Computer & Office Equipment (2.57%)
  Brocade Communications Systems, Inc. (a)                        57,300            1,002
  Emulex Corporation (a)(b)                                       40,700              916
  Extreme Networks, Inc. (a)(b)                                  112,000            1,094

Construction (1.55%)
  Jacobs Engineering Group Inc. (a)                               52,000            1,809

Educational Services (9.48%)
  Apollo Group, Inc. -- Class A (a)                               93,750            3,695
  Career Education Corporation (a)                                66,000            2,970
  Corinthian Colleges, Inc. (a)                                  108,200            3,667
  Education Management Corporation (a)                            19,100              778

Electronic Components & Accessories (10.38%)
  Broadcom Corporation -- Class A (a)(b)                          48,600              852
  Cree, Inc. (a)(b)                                               39,000              516
  ESS Technology, Inc. (a)(b)                                     26,700              468
  Fairchild Semiconductor International, Inc. -- Class A
    (a)                                                           38,800              943
  Integrated Circuit Systems, Inc. (a)(b)                         47,600              961
  Intersil Corporation -- Class A (a)                             39,400              842
  Marvell Technology Group Ltd. (a)                               31,000              617
  Microchip Technology Incorporated (a)                          112,300            3,080
  QLogic Corporation (a)                                          23,800              907
  Semtech Corporation (a)(b)                                      53,600            1,431
  Silicon Laboratories Inc. (a)(b)                                28,800              779
  Vishay Intertechnology, Inc. (a)                                34,800              766

Environmental Services (2.42%)
  Stericycle, Inc. (a)                                            26,600              942
  Waste Connections, Inc. (a)(b)                                  60,600            1,893

Fabricated Metal Products (3.60%)
  Alliant Techsystems Inc. (a)                                    46,350            2,957
  Shaw Group Inc. (The) (a)                                       41,000            1,259

------------------------------------------------------------------------------------------
                                                              NUMBER           MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food Stores (1.35%)
  Whole Foods Market, Inc. (a)(b)                                 32,800   $        1,582

Furniture & Home Furnishings Stores (1.34%)
  Williams-Sonoma, Inc. (a)                                       51,000            1,564

Health Services (8.57%)
  Accredo Health, Incorporated (a)(b)                             27,700            1,278
  Community Health Systems, Inc. (a)(b)                           62,600            1,678
  Laboratory Corporation of America Holdings (a)(b)               43,400            1,981
  LifePoint Hospitals, Inc. (a)                                   28,800            1,046
  Province Healthcare Company (a)(b)                              58,800            1,315
  Renal Care Group, Inc. (a)                                      37,700            1,174
  Triad Hospitals, Inc. (a)(b)                                    36,900            1,564

Industrial Machinery & Equipment (2.88%)
  Cymer, Inc. (a)(b)                                              33,000            1,156
  FMC Technologies, Inc. (a)                                      49,000            1,017
  Lam Research Corporation (a)                                    30,700              552
  Novellus Systems, Inc. (a)(b)                                   19,000              646

Instruments & Related Products (2.47%)
  Integrated Defense Technologies, Inc. (a)                       40,600            1,195
  Photon Dynamics, Inc. (a)                                       14,600              438
  Teradyne, Inc. (a)(b)                                           53,600            1,260

Insurance (1.85%)
  Coventry Health Care, Inc. (a)                                  34,900              992
  Mid Atlantic Medical Services, Inc. (a)                         37,400            1,172

Insurance Agents, Brokers & Service (2.44%)
  AdvancePCS (a)                                                  66,600            1,594
  Express Scripts, Inc. -- Class A (a)(b)                         25,300            1,268

Management Services (1.76%)
  Corporate Executive Board Company (The) (a)(b)                  60,000            2,055

Medical Instruments & Supplies (3.37%)
  STERIS Corporation (a)                                          45,300              866
  Varian Medical Systems, Inc. (a)                                75,800            3,074

Pharmaceuticals (1.08%)
  Enzon, Inc. (a)(b)                                              22,700              559
  Noven Pharmaceuticals, Inc. (a)                                 27,505              701

Restaurants (5.48%)
  Cheesecake Factory Incorporated (The) (a)                       57,100            2,026
  Darden Restaurants, Inc. (b)                                    50,250            1,241
  Sonic Corp. (a)                                                 35,150            1,104
  Starbucks Corporation (a)                                       82,200            2,043

Retail Trade (1.70%)
  CDW Computer Centers, Inc. (a)                                  17,700              829
  Michaels Stores, Inc. (a)                                       29,800            1,162

Savings Institutions (1.62%)
  Independence Community Bank Corp.                               37,500            1,077
  New York Community Bancorp, Inc.                                30,400              824

Security & Commodity Brokers (0.91%)
  Investors Financial Services Corp.                              31,600            1,060

Variety Stores (0.74%)
  Dollar Tree Stores, Inc. (a)(b)                                 21,900              863

Wholesale Trade Durable Goods (0.57%)
  Patterson Dental Company (a)                                    13,200              664

Wholesale Trade Nondurable Goods (0.68%)
  Performance Food Group Company (a)(b)                           23,400              792
                                                                           --------------

TOTAL COMMON STOCKS (COST: 110,023)                                               112,273
                                                                           --------------

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PBHG MID CAP GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (4.13%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002 to be
    repurchased at $4,836 on 07/01/2002                    $       4,836   $        4,836
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $4,836)                                         4,836
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $114,859)                               $      117,109
                                                                           ==============


SUMMARY:
  Investments, at market value                                   100.03%   $      117,109
  Liabilities in excess of other assets                           -0.03%              (34)
                                                           -------------   --------------
  Net assets                                                     100.00%   $      117,075
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $24,471. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, repurchase agreements are collateralized by $65,175 Freddie Mac Floating Rate Note (3.88%, due 05/15/2008) with a market value and accrued interest of $5,078.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SALOMON ALL CAP
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (1.51%)

Communication (1.51%)
  American Tower Corporation
    2.25%, due 10/15/2009                                  $       7,800   $        4,875
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $5,410)                                              4,875
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

PREFERRED STOCKS (1.37%)

Motion Pictures (1.37%)
  News Corporation Limited (The) -- ADR (b)                      223,400   $        4,412
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $6,583)                                               4,412
                                                                           --------------

COMMON STOCKS (65.71%)

Amusement & Recreation Services (1.55%)
  Disney (Walt) Company (The)                                    263,600            4,982

Apparel & Accessory Stores (1.39%)
  Gap, Inc. (The) (b)                                            316,300            4,491

Beverages (2.81%)
  Pepsi Bottling Group, Inc. (The)                               293,700            9,047

Business Services (0.41%)
  Register.com, Inc. (a)                                         173,000            1,318

Communication (4.29%)
  Cablevision Systems Corporation -- Class A (a)(b)              100,000              946
  Comcast Corporation -- Class A (a)(b)                          234,300            5,586
  Liberty Media Corporation -- Class A (a)                       728,400            7,284

Communications Equipment (4.19%)
  Lucent Technologies Inc. (a)                                 1,869,200            3,103
  Motorola, Inc.                                                 421,800            6,082
  Nokia Oyj -- ADR                                               296,500            4,293

Computer & Data Processing Services (3.86%)
  AOL Time Warner Inc. (a)                                       237,200            3,489
  Electronic Data Systems Corporation                            121,600            4,517
  Micromuse Inc. (a)                                             518,000            2,305
  RealNetworks, Inc. (a)                                         522,000            2,125

Computer & Office Equipment (2.50%)
  3Com Corporation (a)                                         1,167,300            5,136
  Maxtor Corporation (a)                                         641,000            2,897

Department Stores (1.68%)
  Federated Department Stores, Inc. (a)                          136,600            5,423

Electronic Components & Accessories (4.45%)
  Agere Systems Inc. (a)                                       1,160,948            1,625
  Agere Systems Inc. -- Class B (a)                              494,521              742
  Flextronics International Ltd. (a)                              98,000              699
  Intel Corporation                                              158,000            2,887
  LSI Logic Corporation (a)                                      365,000            3,194
  Solectron Corporation (a)(b)                                   843,600            5,188

Environmental Services (2.48%)
  Republic Services, Inc. (a)                                     86,300            1,646
  Waste Management, Inc.                                         243,300            6,338

Gas Production & Distribution (1.52%)
  El Paso Corporation                                            200,000            4,122
  Williams Companies, Inc. (The)                                 131,300              786

Hotels & Other Lodging Places (0.22%)
  Extended Stay America, Inc. (a)(b)                              42,900              696

Instruments & Related Products (1.16%)
  Agilent Technologies, Inc. (a)(b)                              158,100            3,739

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (1.88%)
  Chubb Corporation                                               85,500   $        6,053

Lumber & Wood Products (2.06%)
  Weyerhaeuser Company                                           103,700            6,621

Manufacturing Industries (1.12%)
  Hasbro Inc.                                                    266,000            3,607

Mortgage Bankers and Brokers (2.05%)
  Countrywide Credit Industries, Inc.                            137,100            6,615

Motion Pictures (1.58%)
  Metro-Goldwyn-Mayer Inc. (a)(b)                                250,200            2,927
  News Corporation Limited (The) -- ADR (b)                       94,000            2,155

Petroleum Refining (2.05%)
  ChevronTexaco Corporation                                       74,400            6,584

Pharmaceuticals (8.33%)
  Abbott Laboratories                                            101,100            3,806
  Aphton Corporation (a)(b)                                      129,800              974
  Bristol-Myers Squibb Co.                                       218,100            5,605
  Elan Corporation PLC -- ADR (a)(b)                             527,200            2,884
  Novartis AG -- ADR (b)                                         182,800            8,012
  Schering-Plough Corporation                                    224,100            5,513

Primary Metal Industries (1.75%)
  Alcoa Inc.                                                     147,800            4,900
  Brush Engineered Materials Inc.                                 60,000              744

Residential Building Construction (0.39%)
  Clayton Homes, Inc. (b)                                         79,250            1,252

Restaurants (2.00%)
  McDonald's Corporation                                         225,900            6,427

Security & Commodity Brokers (1.70%)
  American Express Company                                       150,600            5,470

Telecommunications (5.61%)
  Nippon Telegraph and Telephone Corporation                      15,000              309
  Qwest Communications International Inc. (a)                    903,900            2,531
  Telefonaktiebolaget LM Ericsson -- ADR                       1,898,100            2,733
  Verizon Communications, Inc.                                   210,500            8,452
  Vodafone Group PLC -- ADR (b)                                  296,500            4,047

Variety Stores (2.68%)
  Costco Wholesale Corporation (a)(b)                            223,800            8,644
                                                                           --------------

TOTAL COMMON STOCKS (COST: $252,800)                                              211,551
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS (31.38%)
  Investors Bank & Trust Company (c)
    1.03%, Repurchase Agreement dated 06/28/2002
    to be repurchased at $101,033 on 07/01/2002            $     101,022   $      101,022
                                                                           --------------

TOTAL SHORT-TERM OBLIGATIONS (COST: $101,022)                                     101,022
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $365,815)                               $      321,860
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.97%   $      321,860
  Other assets in excess of liabilities                            0.03%               84
                                                           -------------   --------------
  Net assets                                                     100.00%   $      321,944
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
SALOMON ALL CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $32,297. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, the collateral for the repurchase agreements are as follows:

------------------------------------------------------------------
                                                  MARKET VALUE
                 COLLATERAL                   AND ACCRUED INTEREST
------------------------------------------------------------------
$28,635 Fannie Mae ARM -- 545665
 5.23% due 04/01/2032                               $28,664

$35,002 Fannie Mae ARM -- 636529
 5.05% due 04/01/2032                                35,454

$40,000 Fannie Mae ARM -- 643395
 5.10% due 04/01/2032                                39,832

$39,708 Freddie Mac ARM -- 845241
 6.32% due 01/01/2023                                 2,124

DEFINITIONS:

ADR     American Depositary Receipt
ARM     Adjustable Rate Mortgage

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE DIVIDEND GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.24%)

Automotive (0.24%)
  Ford Motor Company Capital Trust II                              2,500   $          141
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $125)                                       141
                                                                           --------------

COMMON STOCKS (99.03%)

Amusement & Recreation Services (0.96%)
  Disney (Walt) Company (The)                                     30,200              571

Apparel & Accessory Stores (0.98%)
  Gap, Inc. (The) (b)                                             12,200              173
  Nordstrom, Inc. (b)                                             18,000              408

Automotive (0.93%)
  Honeywell International Inc.                                    15,600              550

Beverages (1.46%)
  PepsiCo, Inc.                                                   17,940              865

Business Services (2.54%)
  First Data Corporation                                          27,800            1,034
  Omnicom Group, Inc.                                             10,300              472

Chemicals & Allied Products (3.96%)
  Colgate-Palmolive Company                                        4,900              245
  Dow Chemical Company (The)                                      12,800              440
  Ecolab Inc.                                                      8,500              393
  Lauder (Estee) Companies Inc. (The) -- Class A (b)              12,400              436
  Pharmacia Corporation                                           17,075              639
  Potash Corporation of Saskatchewan Inc. (b)                      3,000              200

Commercial Banks (9.36%)
  Bank of New York Company, Inc. (The)                            18,200              614
  Citigroup Inc.                                                  40,662            1,577
  Fifth Third Bancorp                                              5,400              360
  FleetBoston Financial Corporation                               19,500              631
  Mellon Financial Corporation                                    21,580              678
  Northern Trust Corporation                                       7,800              344
  State Street Corporation                                         3,000              134
  U.S. Bancorp                                                    25,600              598
  Wells Fargo & Company                                           12,390              620

Communication (1.71%)
  Certegy Inc. (a)                                                 8,950              332
  Viacom, Inc. -- Class B (a)                                     15,400              683

Communications Equipment (0.77%)
  Motorola, Inc.                                                  15,600              225
  Nokia Oyj -- ADR                                                16,200              235

Computer & Data Processing Services (3.26%)
  Adobe Systems Incorporated                                       8,000              228
  AOL Time Warner Inc. (a)                                        16,300              240
  Automatic Data Processing, Inc.                                 12,600              549
  Henry (Jack) & Associates, Inc.                                 12,600              210
  Microsoft Corporation (a)                                       13,000              711

Computer & Office Equipment (1.29%)
  Cisco Systems, Inc. (a)                                         18,200              254
  Dell Computer Corporation (a)                                   11,200              293
  Hewlett-Packard Company                                         14,547              222

Drug Stores & Proprietary Stores (1.29%)
  Walgreen Co.                                                    19,900              769

Electric Services (0.57%)
  TECO Energy, Inc. (b)                                           13,700              339

Electric, Gas & Sanitary Services (0.40%)
  NiSource Inc.                                                   10,900              238

Electronic & Other Electric Equipment (1.25%)
  General Electric Company                                        25,650              745

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Electronic Components & Accessories (2.88%)
  Celestica Inc. (U.S.) (a)                                        6,800   $          154
  Jabil Circuit, Inc. (a)(b)                                      13,900              293
  Linear Technology Corporation                                   10,500              330
  Molex Incorporated -- Class A                                   17,300              475
  Texas Instruments Incorporated                                  12,400              294
  Tyco International Ltd.                                         12,000              162

Environmental Services (0.81%)
  Waste Management, Inc.                                          18,500              482

Food & Kindred Products (1.86%)
  General Mills, Inc.                                             13,500              595
  McCormick & Company, Incorporated                               19,900              512

Food Stores (0.45%)
  Koninklijke Ahold NV                                            12,700              267

Gas Production & Distribution (0.27%)
  El Paso Corporation                                              7,800              161

Health Services (0.70%)
  HCA Inc.                                                         8,800              418

Holding & Other Investment Offices (5.30%)
  Archstone-Smith Trust                                           23,200              619
  Cousins Properties Incorporated                                 26,190              648
  Duke-Weeks Realty Corporation                                   21,041              609
  Reckson Associates Realty Corp. (b)                             18,920              471
  Vornado Realty Trust                                            17,300              799

Hotels & Other Lodging Places (1.10%)
  Starwood Hotels & Resorts Worldwide, Inc.                       19,900              655

Industrial Machinery & Equipment (3.53%)
  Applied Materials, Inc. (a)                                     11,400              217
  Baker Hughes Incorporated                                       16,500              549
  Dover Corporation                                               13,400              469
  Nordson Corporation                                             15,100              372
  Pall Corporation                                                23,700              492

Instruments & Related Products (0.51%)
  Danaher Corporation (b)                                          4,600              305

Insurance (6.50%)
  ACE Limited                                                         10              313
  American International Group, Inc.                              11,769              803
  CIGNA Corporation                                                9,700              945
  Mercury General Corporation (b)                                 10,100              490
  Principal Financial Group, Inc. (a)                              6,800              211
  XL Capital Ltd. -- Class A (b)                                  12,900            1,093

Insurance Agents, Brokers & Service (1.58%)
  Hartford Financial Services Group, Inc. (The)                    7,200              428
  Marsh & McLennan Companies, Inc.                                 5,270              509

Lumber & Other Building Materials (0.75%)
  Home Depot, Inc. (The)                                          12,100              444

Lumber & Wood Products (1.46%)
  Masco Corporation (b)                                           32,100              870

Management Services (0.44%)
  Paychex, Inc.                                                    8,400              263

Manufacturing Industries (1.09%)
  Hasbro Inc.                                                     22,850              310
  Mattel, Inc.                                                    16,100              339

Medical Instruments & Supplies (0.63%)
  Teleflex Incorporated                                            6,600              377

Oil & Gas Extraction (1.19%)
  Diamond Offshore Drilling, Inc. (b)                             12,100              345
  Total Fina Elf SA -- ADR (b)                                     4,500              364

Paper & Allied Products (0.77%)
  Kimberly-Clark Corporation                                       7,400              459

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE DIVIDEND GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Petroleum Refining (6.43%)
  Amerada Hess Corporation                                         8,330   $          687
  BP PLC -- ADR                                                   14,500              732
  ChevronTexaco Corporation                                       10,853              960
  Exxon Mobil Corporation                                         35,116            1,437

Pharmaceuticals (9.00%)
  Abbott Laboratories                                             16,900              636
  Bristol-Myers Squibb Co.                                        14,300              368
  Johnson & Johnson                                                9,400              491
  Lilly (Eli) and Company                                          3,600              203
  Merck & Co., Inc.                                                4,900              248
  Pfizer Inc.                                                     47,040            1,647
  Schering-Plough Corporation                                     17,900              440
  Wyeth                                                           25,500            1,306

Printing & Publishing (1.11%)
  McGraw-Hill Companies, Inc. (The)                                8,300              496
  Meredith Corporation                                             4,200              161

Railroads (1.18%)
  Union Pacific Corporation                                       11,100              702

Restaurants (0.59%)
  McDonald's Corporation                                          12,300              350

Security & Commodity Brokers (2.76%)
  American Express Company                                        12,300              447
  Morgan Stanley Dean Witter & Co.                                 9,300              401
  Waddell & Reed Financial, Inc. -- Class A                       34,510              791

Telecommunications (4.56%)
  ALLTEL Corporation                                               9,900              465
  AT&T Corp.                                                      24,000              257
  SBC Communications Inc.                                         18,800              573
  Verizon Communications, Inc.                                    18,948              761
  Vodafone Group PLC -- ADR (b)                                   47,900              654

Tobacco Products (1.54%)
  Philip Morris Companies Inc.                                    20,900              913

Transportation & Public Utilities (0.71%)
  C.H. Robinson Worldwide, Inc.                                    3,800              127
  Expeditors International of Washington, Inc.                     8,800              292

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Transportation Equipment (0.16%)
  General Dynamics Corporation                                       900   $           96

Trucking & Warehousing (0.67%)
  United Parcel Service, Inc. -- Class B                           6,400              395

U.S. Government Agencies (3.49%)
  Fannie Mae                                                       8,800              649
  Freddie Mac                                                     23,300            1,426

Variety Stores (3.62%)
  Family Dollar Stores, Inc.                                      31,330            1,104
  Target Corporation                                              27,400            1,044

Wholesale Trade Nondurable Goods (0.66%)
  SYSCO Corporation                                               14,400              392
                                                                           --------------

TOTAL COMMON STOCKS (COST: $63,968)                                                58,817
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $64,093)                                $       58,958
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.27%   $       58,958
  Other assets in excess of liabilities                            0.73%              436
                                                           -------------   --------------
  Net assets                                                     100.00%   $       59,394
                                                           =============   ==============


INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                            PERCENTAGE
                                                                            MARKET VALUE
------------------------------------------------------------------------------------------
  Netherlands                                                      0.45%   $          267
  United States                                                   99.55%           58,691
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $       58,958
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $6,146. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.00%)

Computer & Data Processing Services (0.00%)
  eLoyalty Corporation -- Series B (d)                               143   $            1
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $1)                                           1
                                                                           --------------

COMMON STOCKS (99.11%)

Aerospace (0.31%)
  Triumph Group, Inc. (a)                                          5,400              241

Air Transportation (0.99%)
  Atlantic Coast Airlines Holdings, Inc. (a)                       4,500               98
  Frontier Airlines, Inc. (a)(b)                                  34,200              278
  SkyWest, Inc.                                                   17,300              405

Amusement & Recreation Services (1.14%)
  International Speedway Corporation -- Class A                    7,900              317
  Six Flags, Inc.                                                 17,000              246
  Westwood One, Inc. (a)                                           9,900              331

Apparel & Accessory Stores (1.57%)
  Abercrombie & Fitch Co. -- Class A (a)(b)                       15,000              362
  American Eagle Outfitters, Inc. (a)(b)                          16,900              357
  AnnTaylor, Inc. (a)                                              6,050              154
  Pacific Sunwear of California, Inc. (a)(b)                       5,075              113
  Ross Stores, Inc.                                                3,400              139
  Talbots, Inc. (The)                                              3,200              112

Apparel Products (0.75%)
  Too, Inc. (a)                                                   19,100              587

Automotive (0.25%)
  Gentex Corporation (a)                                           7,200              198

Automotive Dealers & Service Stations (1.76%)
  Casey's General Stores, Inc.                                    12,500              151
  Copart, Inc. (a)                                                21,200              344
  Group 1 Automotive, Inc. (a)                                    12,000              458
  O'Reilly Automotive, Inc. (a)                                   15,800              435

Business Services (5.02%)
  BISYS Group, Inc. (The) (a)                                     18,200              605
  Catalina Marketing Corporation (a)(b)                            6,100              172
  ChoicePoint Inc. (a)                                            14,200              645
  Digital Insight Corporation (a)                                 33,000              543
  Fair, Isaac and Company, Incorporated (b)                       12,675              417
  Getty Images, Inc. (a)(b)                                       13,300              290
  Lamar Advertising Company (a)                                    2,800              104
  On Assignment, Inc. (a)                                         17,900              319
  Register.com, Inc. (a)                                          23,300              178
  SonicWALL, Inc. (a)                                             11,100               56
  SOURCECORP, Incorporated (a)                                     3,700               98
  Teletech Holdings, Inc. (a)                                     13,800              132
  Valassis Communications, Inc.                                    3,800              139
  Websense, Inc. (a)(b)                                           10,100              258

Chemicals & Allied Products (0.54%)
  ATMI, Inc. (a)(b)                                               14,900              333
  Cabot Corporation                                                3,200               92

Commercial Banks (3.45%)
  Boston Private Financial Holdings, Inc.                          8,600              213
  Commerce Bancorp, Inc.                                          11,384              503
  Community First Bankshares, Inc.                                 9,900              258
  East West Bancorp, Inc.                                          4,700              162
  National Commerce Financial Corporation                          7,000              184
  Silicon Valley Bancshares                                        7,100              187
  Southwest Bancorporation of Texas, Inc. (a)                     14,300              518
  Sterling Bancshares, Inc.                                       26,050              385
  UCBH Holdings, Inc.                                              8,000              304

Communication (0.54%)
  Global Payments Inc.                                             7,460              222
  Insight Communications Company, Inc. (a)                        16,500              201

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Communications Equipment (2.67%)
  Anaren Microwave, Inc. (a)                                      16,300   $          141
  AudioCodes Ltd. (a)                                             17,300               42
  Ciena Corporation (a)                                           26,640              112
  CommScope, Inc. (a)                                             14,300              179
  DMC Stratex Networks, Inc. (a)                                   7,800               16
  Harmonic Inc. (a)                                                9,634               35
  Inter-Tel, Incorporated (b)                                     17,900              306
  L-3 Communications Holdings, Inc. (a)(b)                         5,200              281
  Plantronics, Inc. (a)                                           21,800              414
  Powerwave Technologies, Inc. (a)(b)                             38,300              351
  Proxim Corporation -- Class A (a)(b)                            50,452              151
  SeaChange International, Inc. (a)                                1,900               17
  ViaSat, Inc. (a)                                                 7,000               59

Computer & Data Processing Services (9.05%)
  Activision, Inc. (a)(b)                                          7,400              215
  Actuate Corporation (a)(b)                                      41,400              186
  Advent Software, Inc. (a)(b)                                     4,300              111
  Affiliated Computer Services, Inc. -- Class A (a)                8,900              423
  Aspen Technology, Inc. (a)(b)                                    4,600               38
  BARRA, Inc. (a)(b)                                              14,100              524
  Borland Software Corporation (a)                                23,500              242
  Computer Programs and Systems, Inc. (a)                          4,000               86
  Concord Communications, Inc. (a)                                13,000              214
  Dendrite International, Inc. (a)                                10,400              101
  Documentum, Inc. (a)                                             5,700               68
  EarthLink, Inc. (a)                                             55,000              370
  Eclipsys Corporation (a)                                         9,700               64
  Embarcadero Technologies, Inc. (a)(b)                            8,800               54
  FactSet Research Systems Inc. (b)                               19,700              586
  Henry (Jack) & Associates, Inc.                                  5,400               90
  HNC Software Inc. (a)                                            6,900              115
  Hyperion Solutions Corporation (a)                               9,000              164
  Informatica Corporation (a)                                     20,500              145
  Internet Security Systems, Inc. (a)(b)                           3,800               50
  Interwoven, Inc. (a)                                             6,500               20
  Liberate Technologies (a)                                       39,800              105
  Macromedia, Inc. (a)                                             4,800               43
  MatrixOne, Inc. (a)                                             23,800              143
  Mercury Interactive Corporation (a)(b)                           6,700              154
  Micromuse Inc. (a)                                               2,600               12
  MTC Technologies, Inc. (a)                                      12,000              228
  National Instruments Corporation (a)                            11,300              368
  Netegrity, Inc. (a)                                             12,800               79
  Openwave Systems, Inc. (a)                                      19,705              111
  Packeteer, Inc. (a)                                             20,600               91
  Peregrine Systems, Inc. (a)                                     17,358                5
  Precise Software Solutions Ltd. (a)                             13,800              132
  Radiant Systems, Inc. (a)                                       14,850              193
  Rational Software Corporation (a)                                6,900               57
  SERENA Software, Inc. (a)                                       24,200              331
  SmartForce PLC -- ADR (a)(b)                                    10,400               35
  Sybase, Inc. (a)                                                 2,500               26
  Symantec Corporation (a)                                         4,500              148
  THQ Inc. (a)(b)                                                 12,350              368
  Ticketmaster -- Class B (a)                                      6,700              125
  Titan Corporation (The) (a)                                     22,300              408
  Verity, Inc. (a)                                                 8,000               89

Computer & Office Equipment (1.08%)
  Avocent Corporation (a)                                         10,650              170
  Black Box Corporation (a)(b)                                     3,800              155
  Concurrent Computer Corporation (a)                             17,800               83
  Echelon Corporation (a)(b)                                       1,600               21
  Polycom, Inc. (a)(b)                                            23,512              282
  RSA Security, Inc. (a)(b)                                        2,750               13
  SanDisk Corporation (a)(b)                                       5,500               68
  Secure Computing Corporation (a)(b)                              7,400               56

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Construction (1.35%)
  D.R. Horton, Inc.                                                7,661   $          199
  Dycom Industries, Inc. (a)                                      16,600              194
  Insituform Technologies, Inc. -- Class A (a)(b)                 17,000              360
  KB Home (b)                                                      2,300              118
  Toll Brothers, Inc. (a)(b)                                       6,600              193

Drug Stores & Proprietary Stores (0.91%)
  Duane Reade Inc. (a)(b)                                          7,800              266
  Omnicare, Inc.                                                  17,200              452

Educational Services (1.18%)
  Career Education Corporation (a)                                 3,400              153
  DeVRY Inc. (a)(b)                                               19,500              445
  Education Management Corporation (a)                             2,300               94
  University of Phoenix Online (a)                                 8,133              241

Electric Services (0.07%)
  Calpine Corporation (a)(b)                                       8,300               58

Electronic & Other Electric Equipment (0.31%)
  Harman International Industries, Incorporated                    4,900              241
  Zomax Incorporated (a)                                           1,700                7

Electronic Components & Accessories (6.26%)
  Aeroflex Incorporated (a)                                       27,500              191
  Alliance Semiconductor Corp. (a)                                 5,300               38
  Artesyn Technologies, Inc. (a)                                   6,300               41
  AXT, Inc. (a)                                                    9,700               77
  CoorsTek, Inc. (a)                                               2,300               71
  Cree, Inc. (a)(b)                                                7,700              102
  CTS Corporation                                                  5,500               66
  Exar Corporation (a)                                            11,700              231
  Genesis Microchip Incorporated (a)(b)                           13,200              110
  GlobeSpan Virata, Inc. (a)                                       3,920               15
  Integrated Silicon Solution, Inc. (a)                           27,000              241
  Intersil Corporation -- Class A (a)(b)                          22,760              487
  KEMET Corporation (a)                                           10,400              186
  Kopin Corporation (a)(b)                                        14,100               93
  Lattice Semiconductor Corporation (a)                           21,700              190
  Mercury Computer Systems, Inc. (a)(b)                           14,500              300
  Micrel, Incorporated (a)(b)                                     12,800              184
  Microchip Technology Incorporated (a)                            2,137               59
  NVIDIA Corporation (a)(b)                                        7,000              120
  Oak Technology, Inc. (a)                                        32,500              147
  Pericom Semiconductor Corporation (a)                           19,100              221
  Pixelworks, Inc. (a)(b)                                         16,300              137
  Plexus Corp. (a)(b)                                             23,900              433
  QuickLogic Corporation (a)                                       5,700               21
  REMEC, Inc. (a)                                                 10,800               61
  Semtech Corporation (a)                                         14,400              384
  Silicon Storage Technology, Inc. (a)                            19,600              153
  Skyworks Solutions, Inc. (a)(b)                                 15,800               88
  Technitrol, Inc.                                                15,300              356
  TranSwitch Corporation (a)                                      16,050               10
  TriQuint Semiconductor, Inc. (a)                                18,861              121

Engineering & Management Services (0.28%)
  Tetra Tech, Inc. (a)(b)                                         15,018              221

Fabricated Metal Products (0.94%)
  Mobile Mini Inc. (a)(b)                                          4,500               77
  Shaw Group Inc. (The) (a)(b)                                    10,900              335
  Simpson Manufacturing Co., Inc. (a)                              5,700              326

Food & Kindred Products (0.40%)
  American Italian Pasta Company -- Class A (a)                    5,500              280
  Tootsie Roll Industries Incorporated                               900               35

Food Stores (0.36%)
  Whole Foods Market, Inc. (a)(b)                                  5,900              284

Furniture & Home Furnishings Stores (0.75%)
  Cost Plus, Inc. (a)(b)                                          12,050              367
  Williams-Sonoma, Inc. (a)                                        7,300              224

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Health Services (6.70%)
  Accredo Health, Incorporated (a)(b)                             13,600   $          627
  AmeriPath, Inc. (a)                                             13,400              322
  AmSurg Corp. (a)                                                 7,000              184
  Caremark Rx, Inc. (a)(b)                                        17,400              287
  Community Health Systems, Inc. (a)                               5,000              134
  DaVita Inc. (a)                                                 11,300              269
  Hooper Holmes, Inc.                                             42,800              342
  LifePoint Hospitals, Inc. (a)                                   13,100              476
  Lincare Holdings Inc. (a)(b)                                    14,800              478
  Manor Care, Inc. (a)                                            16,800              386
  Province Healthcare Company (a)(b)                              19,100              427
  Renal Care Group, Inc. (a)                                       6,000              187
  Triad Hospitals, Inc. (a)(b)                                     7,400              314
  Unilab Corporation (a)(b)                                        9,700              266
  United Surgical Partners International, Inc. (a)                14,800              459
  Universal Health Services, Inc. -- Class B (a)                   2,500              123

Holding & Other Investment Offices (0.30%)
  Apartment Investment & Management Co. -- Class A (b)             4,800              236

Industrial Machinery & Equipment (2.30%)
  Brooks -- PRI Automation, Inc. (a)                              13,488              345
  Cooper Cameron Corporation (a)(b)                                1,700               82
  Cymer, Inc. (a)(b)                                              11,000              385
  National-Oilwell, Inc. (a)                                       9,600              202
  Varian Semiconductor Equipment Associates, Inc. (a)(b)           7,800              265
  Zebra Technologies Corporation -- Class A (a)                   11,100              535

Instruments & Related Products (4.11%)
  August Technology Corporation (a)                               18,700              185
  Bruker Daltonics Inc. (a)(b)                                     5,600               22
  Cognex Corporation (a)(b)                                       13,700              275
  Coherent, Inc. (a)                                               7,700              227
  Cohu, Inc.                                                       9,700              168
  Cytyc Corporation (a)(b)                                        24,100              184
  Dionex Corporation (a)                                           8,950              240
  Fossil, Inc. (a)                                                 8,175              168
  LTX Corporation (a)(b)                                           7,500              107
  Mettler-Toledo International Inc. (a)                           13,100              483
  MKS Instruments, Inc. (a)                                        6,466              130
  Newport Corporation                                             11,600              182
  Rudolph Technologies, Inc. (a)                                   5,600              140
  SBS Technologies, Inc. (a)                                       6,700               82
  Varian, Inc. (a)                                                13,000              428
  Waters Corporation (a)                                           8,100              216

Insurance (3.02%)
  First Health Group Corp. (a)                                    22,700              636
  Max Re Capital Ltd.                                             20,400              275
  PMI Group, Inc. (The)                                            2,800              107
  Radian Group, Inc.                                               2,946              144
  RenaissanceRe Holdings Ltd.                                      3,900              143
  StanCorp Financial Group, Inc.                                   8,900              494
  Triad Guaranty Inc. (a)                                         13,300              579

Insurance Agents, Brokers & Service (1.31%)
  AdvancePCS (a)                                                  13,700              328
  Brown & Brown, Inc.                                              8,400              265
  Express Scripts, Inc. -- Class A (a)(b)                          3,700              185
  Gallagher (Arthur J.) & Co.                                      7,400              256

Leather & Leather Products (0.38%)
  Skechers U.S.A., Inc. -- Class A (a)                             5,000              108
  Timberland Company (The)  -- Class A                             5,300              190

Life Insurance (0.08%)
  Annuity and Life Re (Holdings), Ltd.                             3,600               65

Machinery, Equipment & Supplies (0.21%)
  MSC Industrial Direct Co., Inc. -- Class A                       8,300              162

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Management Services (1.59%)
  Corporate Executive Board Company (The) (a)                     23,300   $          797
  Exult, Inc. (a)(b)                                              62,700              408
  KPMG Consulting, Inc. (a)                                        3,100               46

Manufacturing Industries (0.31%)
  JAKKS Pacific, Inc. (a)                                         14,000              248

Medical Instruments & Supplies (2.79%)
  American Medical Systems Holdings, Inc. (a)                      9,200              185
  Apogent Technologies, Inc. (a)                                  13,100              269
  Conceptus, Inc. (a)(b)                                           5,200               86
  Cyberonics, Inc. (a)                                             2,500               33
  DENTSPLY International Inc.                                      8,200              303
  ICU Medical, Inc. (a)                                           14,100              436
  INAMED Corporation (a)                                           4,100              110
  Mentor Corporation                                               3,100              114
  ResMed Inc. (a)(b)                                               9,800              288
  Respironics, Inc. (a)                                            4,400              150
  STERIS Corporation (a)                                          11,500              220

Mortgage Bankers & Brokers (0.28%)
  Doral Financial Corporation                                      6,700              224

Motion Pictures (0.47%)
  CNET Networks, Inc. (a)                                         28,600               57
  Macrovision Corporation (a)                                     24,200              317

Oil & Gas Extraction (5.19%)
  BJ Services Company (a)                                          7,100              241
  Brown (Tom), Inc. (a)                                           14,600              414
  Cabot Oil & Gas Corporation -- Class A                           8,100              185
  Cal Dive International, Inc. (a)                                10,500              231
  Core Laboratories N.V. (a)                                      13,300              160
  Global Industries, Ltd. (a)                                     13,000               91
  Grey Wolf, Inc. (a)                                             13,200               54
  Key Energy Services, Inc. (a)                                   19,900              209
  Patterson-UTI Energy, Inc. (a)                                  20,800              587
  Pride International, Inc. (a)                                   27,600              432
  Spinnaker Exploration Company (a)                               10,500              378
  Stone Energy Corporation (a)                                    10,700              431
  Unit Corporation                                                16,400              285
  XTO Energy, Inc.                                                18,900              389

Personal Services (0.18%)
  G&K Services, Inc. -- Class A                                    4,050              139

Pharmaceuticals (8.63%)
  Abgenix, Inc. (a)(b)                                             9,500               93
  Albany Molecular Research, Inc. (a)                              7,100              150
  Alkermes, Inc. (a)(b)                                           13,300              213
  Biovail Corporation (a)(b)                                       8,300              240
  Celgene Corporation (a)                                         21,700              332
  Cephalon, Inc. (a)                                               7,614              344
  CIMA LABS INC. (a)                                               4,500              109
  Cubist Pharmaceuticals, Inc. (a)(b)                              5,700               54
  Enzon, Inc. (a)(b)                                               8,100              199
  Gilead Sciences, Inc. (a)                                        6,600              217
  Human Genome Sciences, Inc. (a)(b)                               8,300              111
  ICOS Corporation (a)                                            12,700              215
  IDEXX Laboratories, Inc. (a)                                     2,500               64
  ImmunoGen, Inc. (a)                                             21,500               58
  Invitrogen Corporation (a)(b)                                    7,700              246
  King Pharmaceuticals, Inc. (a)                                   3,656               81
  K-V Pharmaceutical Company -- Class A (a)                       10,200              275
  Ligand Pharmaceuticals Incorporated (a)                          9,000              131
  Medarex, Inc. (a)                                               14,200              105
  Medicis Pharmaceutical Corporation -- Class A (a)               10,100              432
  Myriad Genetics, Inc. (a)(b)                                     3,700               75
  Neose Technologies, Inc. (a)(b)                                  2,200               24
  Neurocrine Biosciences, Inc. (a)(b)                             11,700              335
  Noven Pharmaceuticals, Inc. (a)                                 23,000              587

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Pharmaceuticals (continued)
  NPS Pharmaceuticals, Inc. (a)(b)                                 8,600   $          132
  OSI Pharmaceuticals, Inc. (a)(b)                                13,300              319
  Protein Design Labs, Inc. (a)                                   19,700              214
  Serologicals Corporation (a)                                    18,700              342
  SICOR Inc.                                                      12,600              234
  Techne Corporation (a)                                          18,600              525
  Triangle Pharmaceuticals, Inc. (a)                              19,900               54
  Trimeris, Inc. (a)(b)                                            4,200              186
  Vertex Pharmaceuticals Incorporated (a)                          5,550               90

Primary Metal Industries (0.48%)
  Lone Star Technologies, Inc. (a)                                 8,200              188
  Maverick Tube Corporation (a)                                    9,200              138
  Steel Dynamics, Inc. (a)                                         3,300               54

Printing & Publishing (0.53%)
  Scholastic Corporation (a)                                      11,100              421

Radio & Television Broadcasting (1.91%)
  Cox Radio, Inc. -- Class A (a)                                  13,000              313
  Entercom Communications Corp. (a)(b)                             5,900              271
  Hispanic Broadcasting Corporation (a)                            4,500              117
  Price Communications Corporation (a)                            14,900              238
  Radio One, Inc. -- Class D (a)(b)                               17,000              253
  Regent Communications, Inc. (a)                                 17,300              122
  Spanish Broadcasting System, Inc. (a)                           18,800              188

Radio, Television, & Computer Stores (0.54%)
  Tweeter Home Entertainment Group, Inc. (a)                      20,700              338
  Ultimate Electronics, Inc. (a)                                   3,500               91

Real Estate (0.30%)
  Catellus Development Corporation (a)                            10,300              210
  Trammell Crow Company (a)                                        2,000               29

Research & Testing Services (1.40%)
  Deltagen, Inc. (a)                                              19,800               49
  Exelixis, Inc. (a)(b)                                            2,100               16
  Forrester Research, Inc. (a)                                    23,800              462
  Incyte Genomics, Inc. (a)                                       18,500              134
  META Group, Inc. (a)                                            12,450               28
  Pharmaceutical Product Development, Inc. (a)                     5,900              155
  Symyx Technologies, Inc. (a)                                    18,800              262

Restaurants (2.64%)
  AFC Enterprises, Inc. (a)                                        3,900              122
  CEC Entertainment Inc. (a)                                      12,300              508
  Cheesecake Factory Incorporated (The) (a)                        9,250              328
  P.F. Chang's China Bistro, Inc. (a)(b)                          12,400              390
  RARE Hospitality International, Inc. (a)                        10,850              292
  Ruby Tuesday, Inc.                                               8,900              173
  Sonic Corp. (a)                                                  8,575              269

Retail Trade (0.98%)
  Insight Enterprises, Inc. (a)                                   19,900              501
  Michaels Stores, Inc. (a)                                        6,900              269

Rubber & Misc. Plastic Products (0.19%)
  VANS, INC. (a)(b)                                               18,500              150

Security & Commodity Brokers (2.88%)
  Affiliated Managers Group, Inc. (a)                              8,000              492
  Eaton Vance Corp.                                                8,500              265
  Investment Technology Group, Inc. (a)                           11,650              381
  Investors Financial Services Corp.                              14,500              486
  Legg Mason, Inc.                                                 7,900              390
  Waddell & Reed Financial, Inc. -- Class A                       11,050              253

Social Services (0.48%)
  Bright Horizons Family Solutions, Inc. (a)(b)                   11,500              381

Stone, Clay & Glass Products (0.43%)
  Cabot Microelectronics Corporation (a)(b)                        7,881              340

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (0.06%)
  AirGate PCS, Inc. (a)(b)                                         8,900   $            9
  Millicom International Cellular SA (a)                           5,300                8
  Triton PCS Holdings, Inc. (a)                                    6,800               27

Textile Mill Products (0.39%)
  Mohawk Industries, Inc. (a)                                      4,950              305

Transportation & Public Utilities (2.06%)
  C.H. Robinson Worldwide, Inc.                                    2,900               97
  Expeditors International of Washington, Inc.                    13,000              431
  Forward Air Corporation (a)                                     22,200              727
  UTI Worldwide, Inc.                                             18,600              368

Trucking & Warehousing (0.94%)
  Iron Mountain Incorporated (a)(b)                               24,100              742

Variety Stores (0.57%)
  Dollar Tree Stores, Inc. (a)(b)                                  7,050              278
  Family Dollar Stores, Inc.                                       4,900              173

Wholesale Trade Durable Goods (2.01%)
  Patterson Dental Company (a)                                    13,900              699
  SCP Pool Corporation (a)(b)                                     24,350              675
  Watsco, Inc.                                                    11,300              206

Wholesale Trade Nondurable Goods (0.54%)
  Performance Food Group Company (a)(b)                           12,500              423
                                                                           --------------

TOTAL COMMON STOCKS (COST: $92,326)                                                78,060
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.25%)
  U.S. Treasury Bill (c)
    1.72%, due 08/15/2002                                  $         100   $           99
  U.S. Treasury Bill (c)
    1.71%, due 09/05/2002                                            100              100
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $199)                                                                          199
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $92,526)                                $       78,260
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.36%   $       78,260
  Other assets in excess of liabilities                            0.64%              505
                                                           -------------   --------------
  Net assets                                                     100.00%   $       78,765
                                                           =============   ==============

FUTURES CONTRACTS:

----------------------------------------------------------------------------
                                                              NET UNREALIZED
                                SETTLEMENT                     APPRECIATION
                    CONTRACTS      DATE          AMOUNT       (DEPRECIATION)
----------------------------------------------------------------------------
Russell 2000 Index      1       09/20/2002   $          232   $            1

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $16,606. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) At June 30, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at June 30, 2002 is $199.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES -- AMERICA(SM)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.77%)

Aerospace (9.18%)
  United Technologies Corporation                                244,000   $       16,568

Beverages (4.88%)
  Coca-Cola Company (The)                                        157,200            8,803

Business Services (8.90%)
  First Data Corporation                                         140,500            5,227
  Omnicom Group, Inc.                                            236,560           10,834

Chemicals & Allied Products (6.67%)
  Colgate-Palmolive Company                                      169,900            8,503
  Procter & Gamble Company (The)                                  39,700            3,545

Commercial Banks (7.80%)
  Bank of New York Company, Inc. (The)                           218,800            7,385
  Citigroup Inc.                                                 172,993            6,703

Electronic & Other Electric Equipment (8.86%)
  General Electric Company                                       550,830           16,002

Fabricated Metal Products (4.68%)
  Gillette Company (The)                                         249,400            8,447

Food & Kindred Products (0.02%)
  Smucker (J.M.) Company (The)                                     1,308               45

Insurance (7.49%)
  American International Group, Inc.                             198,185           13,522

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Medical Instruments & Supplies (4.67%)
  Medtronic, Inc.                                                196,860   $        8,435

Paper & Allied Products (3.00%)
  3M Company                                                      44,100            5,424

Pharmaceuticals (18.88%)
  Bristol-Myers Squibb Co.                                       179,140            4,604
  Johnson & Johnson                                               99,380            5,194
  Pfizer Inc.                                                    472,300           16,531
  Wyeth                                                          151,100            7,736

Security & Commodity Brokers (9.74%)
  Goldman Sachs Group, Inc. (The)                                100,500            7,372
  Lehman Brothers Holdings Inc. (a)                              133,300            8,334
  Merrill Lynch & Co., Inc.                                       46,400            1,879
                                                                           --------------

TOTAL COMMON STOCKS (COST: $198,436)                                              171,093
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $198,436)                               $      171,093
                                                                           ==============

SUMMARY:
  Investments, at market value                                    94.77%   $      171,093
  Other assets in excess of liabilities                            5.23%            9,440
                                                           -------------   --------------
  Net assets                                                     100.00%   $      180,533
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $4,702. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES -- TECHNOLOGY(SM)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (94.35%)

Business Services (3.35%)
  First Data Corporation                                          27,600   $        1,027

Computer & Data Processing Services (12.34%)
  Electronic Data Systems Corporation                             29,800            1,107
  Microsoft Corporation (a)                                       27,450            1,502
  Oracle Corporation (a)                                         123,700            1,171

Computer & Office Equipment (32.16%)
  Cisco Systems, Inc. (a)                                        173,500            2,420
  Dell Computer Corporation (a)                                   56,700            1,482
  EMC Corporation (a)                                            202,500            1,529
  International Business Machines Corporation                     33,100            2,383
  Sun Microsystems, Inc. (a)                                     406,000            2,034

Electronic Components & Accessories (29.34%)
  Analog Devices, Inc. (a)                                        71,400            2,121
  Intel Corporation                                              112,500            2,055
  Maxim Integrated Products (a)                                   36,600            1,403
  Texas Instruments Incorporated                                  95,000            2,252
  Xilinx, Inc. (a)                                                51,400            1,153

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial Machinery & Equipment (4.61%)
  Applied Materials, Inc. (a)                                     74,200   $        1,411

Instruments & Related Products (4.46%)
  Agilent Technologies, Inc. (a)                                  57,700            1,365

Pharmaceuticals (8.09%)
  Amgen Inc. (a)                                                  34,200            1,432
  Genentech, Inc. (a)                                             31,200            1,045
                                                                           --------------

TOTAL COMMON STOCKS (COST: $41,091)                                                28,892
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $41,091)                                $       28,892
                                                                           ==============

SUMMARY:
  Investments, at market value                                    94.35%   $       28,892
  Other assets in excess of liabilities                            5.65%            1,729
                                                           -------------   --------------
  Net assets                                                     100.00%   $       30,621
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.07%)

United States (0.07%)
  NTL Incorporated (e)
    6.75%, due 05/15/2008                                  $         190   $           64
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $85)                                                    64
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.23%)

Switzerland (0.06%)
  Compagnie Financiere Richemont AG -- Units                       2,211   $           50

United States (0.17%)
  Mirant Trust I                                                   5,043              149
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $230)                                       199
                                                                           --------------

PREFERRED STOCKS (0.45%)

Germany (0.42%)
  Henkel KGaA                                                      4,565              313
  ProSiebenSat.1 Media AG                                          5,777               56

United States (0.03%)
  Broadwing Communications Inc. -- Series B                           47                7
  CSC Holdings, Inc.                                                 293               20
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $358)                                                   396
                                                                           --------------

COMMON STOCKS (55.84%)

Australia (0.34%)
  Auriongold Limited                                              68,395              151
  Lihir Gold Limited (a)                                         194,826              147

Austria (0.22%)
  Telekom Austria AG (a)                                          23,845              191

Belgium (0.45%)
  Electrabel SA                                                      588              136
  Groupe Bruxelles Lambert SA                                      2,091              109
  UCB SA                                                           4,122              151

Bermuda (0.08%)
  Tyco International Ltd.                                          4,886               66

Brazil (0.34%)
  Companhia Siderurgica Nacional SA -- ADR                         1,200               19
  Embratel Participacoes SA -- ADR (a)                             4,200                2
  Tele Norte Celular Participacoes SA -- ADR (a)(b)                7,100               37
  Telemig Celular Participacoes SA -- ADR (b)                     11,475              238

Canada (2.13%)
  Agnico-Eagle Mines Limited (CAD)                                10,750              157
  Agnico-Eagle Mines Limited (USD) (b)                             4,840               71
  Barrick Gold Corporation (b)                                     9,622              183
  Glamis Gold Ltd. (a)                                            34,886              307
  Goldcorp Incorporated                                           19,544              200
  IAMGOLD Corporation                                             34,054              131
  Ivanhoe Mines Limited (a)                                       19,245               39
  Meridian Gold, Inc. (a)(b)                                       9,770              157
  Placer Dome, Inc.                                                8,794               99
  Repadre Capital Corporation (a)                                 29,162              152
  Rogers Communications Inc. -- Class B (a)(b)                    40,225              368

Croatia (0.12%)
  PLIVA d.d. -- GDR                                                6,948              102

Denmark (0.21%)
  Tele Danmark A/S                                                 6,635              183

Finland (0.17%)
  Sonera Oyj (a)                                                  40,067              152

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
France (5.70%)
  Assurances Generales de France SA                                1,875   $           86
  Aventis SA                                                         828               59
  Beghin-Say                                                       4,500              176
  Boiron SA                                                        2,375              187
  CANAL +                                                            600                2
  Egide (a)                                                          106                4
  Eiffage SA                                                       2,747              251
  Gemplus International SA (a)                                    20,896               30
  JCDecaux SA (a)                                                 19,977              270
  Laboratoires Arkopharma SA                                       1,207               64
  Neopost SA (a)                                                   2,756              110
  NRJ Groupe                                                      27,375              496
  Pernod Ricard                                                    1,414              138
  Sanofi-Synthelabo                                                1,467               89
  Total Fina Elf SA                                                2,292              372
  Vivendi Universal                                              118,711            2,563
  Vivendi Universal -- ADR (b)                                     4,767              102

Germany (0.21%)
  Altana AG                                                        1,622               82
  STADA Arzneimittel AG (b)                                        2,541              103

Greece (0.23%)
  Coca-Cola Hellenic Bottling Company SA                           1,042               18
  Hellenic Telecommunications Organization SA (OTE)               11,727              185

Hong Kong (0.04%)
  Shaw Brothers (Hong Kong) Limited                               35,000               36

Ireland (0.39%)
  Anglo Irish Bank Corporation PLC                                19,623              126
  Bank of Ireland                                                 11,851              147
  Irish Life & Permanent PLC                                       5,009               72

Italy (3.33%)
  Autogrill SpA (a)                                               19,627              225
  Autostrade SpA (b)                                              28,278              234
  Banca Monte dei Paschi di Siena SpA (b)                         63,225              205
  ENI -- Ente Nazionale Idrocarburi (b)                              694               11
  Fiat SpA (b)                                                    68,575              866
  Finmeccanica SpA                                               117,000               89
  Marzotto SpA (b)                                                79,527              599
  Parmalat Finanziaria SpA                                        44,498              136
  Pininfarina SpA                                                  8,350              158
  Riunione Adriatica di Sicurta SpA                                4,924               66
  Telecom Italia SpA (b)                                          28,291              223
  Telecom Italia SpA -- RNC (b)                                   16,750               89
  Tod's SpA                                                          442               19

Japan (6.10%)
  Asatsu-DK Inc.                                                   1,600               35
  Benesse Corporation                                             11,500              210
  Fast Retailing Co., Ltd.                                         3,250               70
  Fuji Photo Film Co., Ltd.                                          500               16
  Furukawa Electric Co., Ltd. (The)                                  700                3
  Hudson Soft Co., Ltd.                                              140                1
  Mitsubishi Tokyo Financial Group, Inc.                              15              101
  Nikko Cordial Corporation                                      130,615              659
  Nikon Corporation (b)                                              900               10
  Nippon Broadcasting System, Incorporated                        27,000              990
  NTT DoCoMo, Inc.                                                   318              782
  Secom Co., Ltd.                                                 22,000            1,079
  Takeda Chemical Industries, Ltd.                                15,963              700
  Toshiba Corporation (a)                                            600                2
  Toyota Industries Corporation (b)                               11,500              187
  Toyota Motor Corporation                                        19,194              509

Luxembourg (0.08%)
  SBS Broadcasting SA (a)                                          3,692               69

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Mexico (1.28%)
  Coca-Cola Femsa SA -- ADR                                       14,000   $          336
  Grupo Televisa SA de CV -- ADR (a)                              20,378              762
  Tubos de Acero de Mexico SA -- ADR                               2,800               26

Netherlands (1.27%)
  Fox Kids Europe NV                                              50,375              571
  Koninklijke KPN NV (a)                                          95,340              446
  United Pan-Europe Communications NV (a)                         22,000                2
  Wolters Kluwer NV                                                5,160               98

Norway (0.02%)
  Petroleum Geo-Services ASA -- ADR (a)                            3,913               14

Peru (0.17%)
  Compania de Minas Buenaventura SA -- ADR                         5,862              149

Portugal (0.27%)
  Portugal Telecom, SGPS, SA -- Registered Shares                 11,043               78
  Vodafone Telecel -- Comunicacoes Pessoais, SA (a)               22,672              158

South Africa (3.06%)
  Anglogold Ltd. -- ADR (b)                                        5,817              152
  Durban Roodepoort Deep, Limited -- ADR (a)                      48,857              208
  Gold Fields Limited -- ADR                                      28,294              317
  Harmony Gold Mining Company Limited                            122,765            1,686
  Harmony Gold Mining Company Limited -- ADR                      23,452              317

South Korea (0.79%)
  POSCO -- ADR                                                    25,450              694

Spain (0.56%)
  Altadis, SA                                                      4,924              102
  Fomento de Construcciones y Contratas, SA                        8,832              215
  Gas Natural SDG, SA                                              2,071               40
  Telefonica SA (a)                                                  771                6
  Terra Networks SA (a)(b)                                        22,477              127

Switzerland (0.82%)
  Converium Holding AG (a)                                         2,100              108
  Novartis AG                                                      8,750              384
  Swatch Group AG (The) -- Class B                                 1,055               94
  Swiss Reinsurance Company -- Registered Shares                     788               77
  Swisscom AG -- Registered Shares                                   195               57

United Kingdom (2.70%)
  BAE Systems PLC                                                 10,384               53
  Boots Company PLC (The)                                          4,142               41
  BP PLC                                                          26,560              223
  British Sky Broadcasting Group PLC (a)                          20,896              200
  BT Group PLC                                                   147,451              566
  Diageo PLC                                                      10,083              131
  Filtronic PLC                                                   35,200               77
  Hilton Group PLC                                                61,860              215
  HSBC Holdings PLC                                                  312                4
  mmO2 PLC (a)                                                   253,694              162
  National Grid Group PLC (The)                                   24,975              177
  Prudential PLC                                                   4,142               38
  Rank Group PLC (The)                                            34,289              140
  Reuters Group PLC                                                  125                1
  Scottish and Southern Energy PLC                                 7,000               69
  Six Continents PLC                                               8,170               83
  Stolt Offshore SA (a)                                           27,200              145
  United Business Media PLC                                          274                2
  Vodafone Group PLC                                              31,756               44

United States (24.76%)
  ACME Communications, Inc. (a)                                    3,294               24
  Adelphia Communications Corporation -- Class A (a)(b)            3,198               (c)
  Agere Systems Inc. (a)                                           1,331                2
  Agere Systems Inc. -- Class B (a)                               32,708               49
  Allied Waste Industries, Inc. (a)                               13,770              132
  ALLTEL Corporation                                               4,735              223
  AOL Time Warner Inc. (a)                                        20,143              296
  Archer Daniels Midland Co.                                      30,500              390

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  AT&T Corp.                                                      61,175   $          655
  AT&T Wireless Services, Inc. (a)(b)                            154,269              902
  Beasley Broadcast Group, Inc. -- Class A (a)                       390                6
  Belo (A.H.) Corporation -- Class A                               1,564               35
  Blockbuster Inc. -- Class A                                     10,868              292
  Bristol-Myers Squibb Co.                                         5,863              151
  Broadwing Inc. (a)                                              91,955              239
  Cablevision Systems Corporation -- Class A (a)(b)               52,464              496
  Cablevision Systems Corporation -- Rainbow Media Group
    (a)(b)                                                        28,387              248
  Callaway Golf Company (b)                                       13,000              206
  Caremark Rx, Inc. (a)(b)                                        11,727              193
  Cendant Corp. (a)(b)                                            23,454              372
  Centennial Communications Corp. (a)                              9,375               23
  CenturyTel, Inc.                                                 2,003               59
  Charter Communications, Inc. (a)(b)                              3,473               14
  Citizens Communications Company (a)(b)                             977                8
  CMGI, Inc. (a)(a)                                               12,500                6
  CMS Energy Corporation (b)                                       1,368               15
  Coach, Inc. (a)                                                 14,675              806
  Comcast Corporation -- Class A (a)(b)                            1,530               36
  Constellation Brands, Inc. (a)                                     390               12
  Crown Media Holdings, Inc. (a)                                   6,611               52
  Cumulus Media Inc. (a)                                          29,883              412
  Delphi Automotive Systems Corporation                           33,850              447
  Devon Energy Corporation (b)                                    14,925              736
  Diversinet Corp. -- Units (d)                                   97,000               27
  Diversinet Corp. -- warrants                                    72,750               (c)
  Dobson Communications Corporation -- Class A (a)                 6,903                6
  DPL Inc. (b)                                                    12,911              341
  Duke Energy Corporation                                            141                4
  El Paso Corporation                                             11,727              242
  EMC Corporation (a)                                              9,000               68
  Equitable Resources, Inc.                                        6,179              212
  Fisher Communications, Inc.                                        977               57
  Fleming Companies, Inc. (b)                                      1,954               35
  Freeport-McMoRan Copper & Gold Inc. -- Class B (a)(b)           11,699              209
  Gemstar-TV Guide International, Inc. (a)                        85,148              459
  General Motors Corporation -- Class H (a)                        4,739               49
  Granite Broadcasting Corporation (a)                             9,773               24
  Gray Communications Systems, Inc. -- Class B                       332                4
  Greek Organization of Football Prognostics                       2,087               19
  Hain Celestial Group, Inc. (The) (a)                             1,577               29
  Heinz (H.J.) Company                                               782               32
  Hewlett-Packard Company                                         11,125              170
  Honeywell International Inc.                                    18,000              634
  Interep National Radio Sales, Inc. (a)                           8,202               32
  Knight-Ridder, Inc.                                                860               54
  L-3 Communications Holdings, Inc. (a)(b)                        19,400            1,049
  Leap Wireless International, Inc. (a)(b)                        37,078               40
  Liberty Media Corporation -- Class A (a)                        87,647              876
  Lockheed Martin Corporation                                      5,100              354
  Loral Space & Communications Ltd. (a)                          101,975              101
  Lucent Technologies Inc. (a)(b)                                123,634              205
  ManTech International Corporation -- Class A (a)                 7,200              173
  Mattel, Inc.                                                    11,726              247
  McLeodUSA Incorporated -- Class A (a)                            1,171               (c)
  McLeodUSA Incorporated -- Class A -- escrow                     20,000               (c)
  Newmont Mining Corporation (b)                                   9,770              257
  Nextel Communications, Inc. -- Class A (a)                      77,344              248
  NTL Incorporated (a)                                            21,000                1
  Oracle Corporation (a)                                          51,630              489
  Paxson Communications Corporation (a)                           18,811              103
  Peabody Energy Corporation                                         586               17
  Pepsi Bottling Group, Inc. (The)                                12,100              373
  PPL Corporation                                                 11,558              382
  Qwest Communications International Inc. (a)                     19,546               55

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Reader's Digest Association, Inc. (The) -- Class A               1,148   $           22
  RGS Energy Group, Inc. (b)                                      12,911              506
  Ross Stores, Inc.                                               11,000              448
  Rural Cellular Corporation -- Class A (a)                       29,503               31
  SBC Communications Inc.                                          1,185               36
  Schering-Plough Corporation                                      5,863              144
  Scripps (E.W.) Company (The)                                       782               60
  Sinclair Broadcast Group, Inc. -- Class A (a)                   21,134              305
  Sprint Corporation (FON Group)                                  11,990              127
  Telephone and Data Systems, Inc.                                11,891              720
  Tennant Company                                                    391               15
  Texas Instruments Incorporated                                  16,000              379
  Ticketmaster -- Class B (a)                                     20,126              377
  Travelers Property Casualty Corp. -- Class A (a)(b)             15,100              267
  Tribune Company                                                    586               25
  United States Cellular Corporation (a)(a)                       14,135              360
  UnitedGlobalCom, Inc. -- Class A (a)                            48,131              132
  USA Networks, Inc. (a)(b)                                       21,275              499
  ValueVision International, Inc. -- Class A (a)                   2,400               44
  Verizon Communications, Inc.                                     3,586              144
  Viacom, Inc. -- Class A (a)                                        977               43
  Viacom, Inc. -- Class B (a)                                     13,450              597
  Washington Post Company (The) -- Class B                           578              315
  Waste Management, Inc.                                          14,049              366
  Western Wireless Corporation -- Class A (a)(b)                   6,829               22
  Williams Companies, Inc. (The)                                  13,681               82
  WorldCom, Inc. -- MCI Group (b)(d)                              24,920               (c)
  Wyeth                                                            1,954              100
  Young Broadcasting Inc. -- Class A (a)                          19,364              344
                                                                           --------------

TOTAL COMMON STOCKS (COST: $59,044)                                                48,978
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $59,717)                                $       49,637
                                                                           ==============

SUMMARY:
  Investments, at market value                                    56.59%   $       49,637
  Other assets in excess of liabilities                           43.41%           38,076
                                                           -------------   --------------
  Net assets                                                     100.00%   $       87,713
                                                           =============   ==============

INVESTMENTS BY INDUSTRY:

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Telecommunications                                               8.52%   $        7,471
  Metal Mining                                                     5.76%            5,050
  Radio & Television Broadcasting                                  5.58%            4,897
  Business Services                                                4.62%            4,055
  Communication                                                    3.48%            3,053
  Automotive                                                       3.25%            2,850
  Pharmaceuticals                                                  2.57%            2,257
  Communications Equipment                                         1.54%            1,355
  Computer & Data Processing Services                              1.54%            1,347
  Oil & Gas Extraction                                             1.46%            1,278
  Food & Kindred Products                                          1.09%              958
  Electric Services                                                1.05%              917
  Beverages                                                        0.99%              870
  Electric, Gas & Sanitary Services                                0.99%              870
  Leather & Leather Products                                       0.94%              825
  Primary Metal Industries                                         0.85%              742
  Construction                                                     0.80%              700
  Insurance                                                        0.77%              676
  Security & Commodity Brokers                                     0.75%              660
  Printing & Publishing                                            0.70%              611
  Apparel Products                                                 0.68%              599
  Commercial Banks                                                 0.66%              583
  Gas Production & Distribution                                    0.66%              576
  Electronic & Other Electric Equipment                            0.65%              569
  Electronic Components & Accessories                              0.57%              502
  Environmental Services                                           0.57%              498
  Aerospace                                                        0.57%              496
  Amusement & Recreation Services                                  0.52%              457
  Manufacturing Industries                                         0.52%              453
  Apparel & Accessory Stores                                       0.51%              448
  Chemicals & Allied Products                                      0.42%              372
  Personal Services                                                0.42%              372
  Motion Pictures                                                  0.37%              328
  Computer & Office Equipment                                      0.27%              238
  Restaurants                                                      0.26%              225
  Petroleum Refining                                               0.25%              223
  Educational Services                                             0.24%              210
  Health Services                                                  0.22%              193
  Management Services                                              0.20%              173
  Instruments & Related Products                                   0.14%              120
  Holding & Other Investment Offices                               0.12%              109
  Tobacco Products                                                 0.12%              102
  Other Industries                                                 0.40%              349
                                                           -------------   --------------
    Investments, at market value                                  56.59%           49,637
    Other assets in excess of liabilities                         43.41%           38,076
                                                           -------------   --------------
    Net assets                                                   100.00%   $       87,713
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GABELLI GLOBAL GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:

---------------------------------------------------------------------
                                       AMOUNT IN      NET UNREALIZED
               BOUGHT   SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY       (SOLD)      DATE      BOUGHT (SOLD)    (DEPRECIATION)
---------------------------------------------------------------------
British Pound    36     07/01/2002   $           55   $             0
Euro Dollar      49     07/01/2002               48                 0
Euro Dollar      20     07/02/2002               19                 0
                                     --------------   ---------------
                                     $          122   $             0
                                     ==============   ===============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $8,790. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e) NTL Incorporated is currently in default on interest payments.

DEFINITIONS:

ADR  American Depositary Receipt
GDR  Global Depository Receipt
RNC  Saving Non-Convertible Shares

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
GREAT COMPANIES -- GLOBAL(2)

At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (96.57%)

Australia (4.56%)
  News Corporation Limited (The) -- ADR                           42,800   $          981

France (4.99%)
  L'Oreal SA -- ADR (b)                                           68,800            1,074

Germany (2.06%)
  SAP AG -- ADR (b)                                               18,400              444

Japan (7.08%)
  Canon Inc. -- ADR (b)                                           12,100              458
  Sony Corporation -- ADR                                         20,100            1,065

Netherlands (4.79%)
  ING Groep NV -- ADR                                             40,500            1,030

South Korea (2.04%)
  Samsung Electronics Co., Ltd. -- GDR -- 144A (b)(c)              3,200              439

Switzerland (10.00%)
  Nestle SA -- ADR                                                18,500            1,069
  Novartis AG -- ADR                                              24,700            1,083

United Kingdom (10.96%)
  AstraZeneca PLC -- ADR                                          31,700            1,299
  HSBC Holdings PLC -- ADR (b)                                    18,200            1,059

United States (50.09%)
  American International Group, Inc.                              16,500            1,126
  Analog Devices, Inc. (a)                                        13,200              392
  Citigroup Inc.                                                  20,400              791
  General Electric Company                                        42,000            1,220
  Goldman Sachs Group, Inc. (The) (b)                             12,500              917
  Intel Corporation                                               20,800              380
  International Business Machines Corporation                      5,900              425
  Johnson & Johnson                                               11,750              614
  Medtronic, Inc.                                                 24,300            1,041
  Microsoft Corporation (a)                                        9,300              509
  Omnicom Group, Inc.                                             14,700              673
  Pfizer Inc.                                                     35,900            1,257
  Texas Instruments Incorporated                                  17,400              412
  United Technologies Corporation                                 15,000            1,019
                                                                           --------------

TOTAL COMMON STOCKS (COST: $23,465)                                                20,777
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $23,465)                                $       20,777
                                                                           ==============

SUMMARY:
  Investments, at market value                                    96.57%   $       20,777
  Other assets in excess of liabilities                            3.43%              737
                                                           -------------   --------------
  Net assets                                                     100.00%   $       21,514
                                                           =============   ==============

INVESTMENTS BY INDUSTRY:

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Pharmaceuticals                                                 19.77%   $        4,253
  Electronic & Other Electric Equipment                           12.66%            2,724
  Commercial Banks                                                 8.60%            1,850
  Electronic Components & Accessories                              5.50%            1,184
  Insurance                                                        5.23%            1,126
  Chemicals & Allied Products                                      4.99%            1,074
  Food & Kindred Products                                          4.97%            1,069
  Medical Instruments & Supplies                                   4.84%            1,041
  Life Insurance                                                   4.79%            1,030
  Aerospace                                                        4.74%            1,019
  Motion Pictures                                                  4.56%              981
  Computer & Data Processing Services                              4.43%              953
  Security & Commodity Brokers                                     4.26%              917
  Computer & Office Equipment                                      4.10%              883
  Business Services                                                3.13%              673
                                                           -------------   --------------
    Investments, at market value                                  96.57%           20,777
    Other assets in excess of liabilities                          3.43%              737
                                                           -------------   --------------
    Net assets                                                   100.00%   $       21,514
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $4,347. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR  American Depositary Receipt
GDR  Global Depository Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (0.80%)

Communications Equipment (0.07%)
  Nortel Networks Corporation -- 144A (c)
    4.25%, due 09/01/2008                                  $         117   $           53

Metal Mining (0.19%)
  Freeport-McMoRan Copper & Gold Inc.
    8.25%, due 01/31/2006                                             92              138

Retail Trade (0.54%)
  Amazon.com, Inc.
    4.75%, due 02/01/2009                                            592              386
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $586)                                                  577
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.71%)

Automotive (0.66%)
  Ford Motor Company Capital Trust II                              8,500   $          478

Communication (0.05%)
  Equity Securities Trust I                                        2,400               35
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $538)                                       513
                                                                           --------------

COMMON STOCKS (88.11%)

Aerospace (1.32%)
  United Technologies Corporation                                 14,000              951

Amusement & Recreation Services (0.21%)
  Disney (Walt) Company (The)                                      8,000              151

Automotive (0.40%)
  General Motors Corporation -- Class H (a)                       10,400              108
  Navistar International Corporation (a)(b)                        5,600              179

Automotive Dealers & Service Stations (0.31%)
  AutoNation, Inc. (a)                                            15,600              226

Beverages (1.54%)
  Anheuser-Busch Companies, Inc.                                  13,600              680
  PepsiCo, Inc.                                                    8,900              429

Business Services (2.64%)
  CheckFree Holdings Corporation (a)                              23,000              360
  eBay Inc. (a)                                                    6,200              382
  Interpublic Group of Companies, Inc. (The)                       7,600              188
  Robert Half International Inc. (a)                              15,100              352
  Thomson Corporation (The)                                        4,000              126
  TMP Worldwide Inc. (a)(b)                                       20,100              432
  Vivendi Universal -- ADR (b)                                     2,800               60

Chemicals & Allied Products (2.28%)
  Air Products and Chemicals, Inc.                                11,900              601
  Avon Products, Inc.                                              4,000              209
  Dow Chemical Company (The)                                       4,000              138
  du Pont (E.I.) de Nemours and Company                            5,700              253
  Lauder (Estee) Companies Inc. (The) -- Class A (b)               7,200              253
  Nova Chemicals Corporation                                       8,200              185

Commercial Banks (6.44%)
  Bank of America Corporation                                      2,600              183
  Bank One Corporation                                            43,300            1,666
  Citigroup Inc.                                                   8,267              320
  Morgan Chase & Co. (J.P.)                                       41,000            1,391
  Wells Fargo & Company                                           21,500            1,076

Communication (2.56%)
  Cablevision Systems Corporation -- Class A (a)(b)               23,700              224
  Cablevision Systems Corporation -- Rainbow Media Group
    (a)                                                           19,200              168
  Charter Communications, Inc. (a)(b)                             16,800               69
  Cox Communications, Inc. -- Class A (a)(b)                      17,700              488
  Liberty Media Corporation -- Class A (a)                        52,400              524
  Viacom, Inc. -- Class B (a)                                      8,300              368

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Communications Equipment (1.75%)
  Corning Incorporated (a)                                        22,600   $           80
  Nokia Oyj -- ADR                                                43,500              630
  Nortel Networks Corporation (a)                                 18,800               27
  QUALCOMM Incorporated (a)                                       19,100              525

Computer & Data Processing Services (3.42%)
  Amdocs Limited (a)(b)                                           12,100               91
  AOL Time Warner Inc. (a)                                        39,050              574
  Cadence Design Systems, Inc. (a)                                12,400              200
  Macromedia, Inc. (a)                                             5,000               44
  Microsoft Corporation (a)                                       16,700              913
  Sabre Holdings Corporation (a)                                   8,600              308
  VeriSign, Inc. (a)(b)                                           38,600              278
  VERITAS Software Corporation (a)                                 2,700               53

Computer & Office Equipment (2.42%)
  Cisco Systems, Inc. (a)                                         73,500            1,025
  Hewlett-Packard Company                                         16,057              245
  International Business Machines Corporation                      4,100              295
  Polycom, Inc. (a)(b)                                            14,700              176

Construction (0.80%)
  Fluor Corporation                                               14,700              573

Electric Services (0.69%)
  AES Corporation (The) (a)                                       90,900              493

Electric, Gas & Sanitary Services (0.25%)
  NiSource Inc.                                                    8,400              183

Electronic & Other Electric Equipment (2.46%)
  Emerson Electric Co.                                             8,000              428
  General Electric Company                                        38,100            1,107
  Koninklijke Philips Electronics NV -- NY Registered
    Shares                                                         3,600               99
  Sony Corporation -- ADR                                          2,500              133

Electronic Components & Accessories (3.26%)
  Altera Corporation (a)                                          31,500              428
  Applied Micro Circuits Corporation (a)                          47,000              222
  Broadcom Corporation -- Class A (a)(b)                          13,100              230
  Intel Corporation                                               12,900              236
  Linear Technology Corporation                                    7,000              220
  PMC-Sierra, Inc. (a)(b)                                         33,100              307
  Tyco International Ltd.                                         29,000              392
  Xilinx, Inc. (a)                                                13,900              312

Food & Kindred Products (2.53%)
  Campbell Soup Company                                           24,400              675
  General Mills, Inc.                                              5,900              260
  Heinz (H.J.) Company                                            17,500              719
  Kellogg Company                                                  4,600              165

Gas Production & Distribution (0.79%)
  El Paso Corporation                                             11,600              239
  Williams Companies, Inc. (The)                                  55,200              331

Health Services (0.35%)
  Lincare Holdings Inc. (a)                                        7,900              255

Hotels & Other Lodging Places (0.27%)
  Starwood Hotels & Resorts Worldwide, Inc.                        5,900              194

Industrial Machinery & Equipment (6.39%)
  American Standard Companies Inc. (a)                             4,900              368
  Applied Materials, Inc. (a)                                     97,300            1,851
  ASM Lithography Holding NV -- NY Registered Shares (a)           7,300              110
  Baker Hughes Incorporated                                       28,400              945
  Dover Corporation                                                7,900              277
  Illinois Tool Works Inc.                                         6,300              430
  Ingersoll-Rand Company -- Class A                                6,800              310
  Lam Research Corporation (a)                                    10,600              191
  Novellus Systems, Inc. (a)(b)                                    3,300              112

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CAPITAL GUARDIAN U.S. EQUITY (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Instruments & Related Products (5.34%)
  Agilent Technologies, Inc. (a)                                  27,100   $          641
  Applera Corporation -- Applied Biosystems Group                 50,500              984
  Credence Systems Corporation (a)                                 9,700              172
  KLA-Tencor Corporation (a)                                      27,700            1,219
  Teradyne, Inc. (a)(b)                                           35,000              823

Insurance (3.27%)
  Allstate Corporation (The)                                         600               22
  Berkshire Hathaway Inc. -- Class A (a)(b)                           13              868
  Cincinnati Financial Corporation                                 6,400              298
  PMI Group, Inc. (The)                                           10,600              405
  Principal Financial Group, Inc. (a)                              2,000               62
  XL Capital Ltd. -- Class A                                       8,200              695

Insurance Agents, Brokers & Service (0.32%)
  Hartford Financial Services Group, Inc. (The)                    3,899              232

Lumber & Other Building Materials (1.55%)
  Lowe's Companies, Inc.                                          24,500            1,112

Medical Instruments & Supplies (2.80%)
  Becton, Dickinson and Company                                   12,400              427
  Guidant Corporation (a)                                         32,475              982
  Medtronic, Inc.                                                 14,100              604

Metal Mining (0.04%)
  Newmont Mining Corporation (b)                                   1,200               32

Oil & Gas Extraction (2.85%)
  BJ Services Company (a)                                          7,900              268
  Schlumberger Limited                                             6,600              307
  Transocean Inc.                                                  7,900              246
  Unocal Corporation                                              18,500              683
  Weatherford International Ltd. (a)(b)                           12,700              549

Personal Credit Institutions (3.85%)
  Household International, Inc.                                   11,300              562
  SLM Corporation (b)                                             22,800            2,210

Petroleum Refining (3.67%)
  Exxon Mobil Corporation                                         30,800            1,260
  Royal Dutch Petroleum Company --
    NY Registered Shares                                          21,600            1,194
  Shell Transport & Trading Company PLC -- ADR                     4,100              185

Pharmaceuticals (9.99%)
  Allergan, Inc.                                                  18,600            1,242
  AstraZeneca PLC -- ADR                                          55,300            2,268
  Forest Laboratories, Inc. (a)                                   17,400            1,232
  Lilly (Eli) and Company                                          7,100              400
  Pfizer Inc.                                                     58,400            2,045

Printing & Publishing (0.44%)
  Gannett Co., Inc.                                                1,700              129
  Knight-Ridder, Inc.                                              3,000              189

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Radio & Television Broadcasting (1.07%)
  Entercom Communications Corp. (a)(b)                             2,100   $           96
  Radio One, Inc. -- Class D (a)                                   3,500               52
  USA Networks, Inc. (a)(b)                                       26,500              621

Radio, Television, & Computer Stores (0.46%)
  RadioShack Corporation (b)                                      11,000              331

Research & Testing Services (0.20%)
  Quintiles Transnational Corp. (a)                               11,400              142

Restaurants (0.36%)
  McDonald's Corporation                                           9,100              259

Retail Trade (0.18%)
  Amazon.com, Inc. (a)(b)                                          8,000              130

Savings Institutions (2.93%)
  Washington Mutual, Inc.                                         56,700            2,105

Security & Commodity Brokers (0.69%)
  AmeriCredit Corp. (a)(b)                                        12,400              348
  Goldman Sachs Group, Inc. (The)                                  2,000              147

Telecommunications (2.34%)
  AT&T Corp.                                                      32,700              350
  SBC Communications Inc.                                          6,400              195
  Sprint Corporation (FON Group)                                  52,500              557
  Sprint Corporation (PCS Group) (a)(b)                          127,800              571
  Telefonaktiebolaget LM Ericsson -- ADR                          10,000               14

Tobacco Products (0.53%)
  Philip Morris Companies Inc.                                     8,800              384

Transportation & Public Utilities (0.58%)
  Kinder Morgan Management, L.L.C. (a)                            13,585              414

U.S. Government Agencies (0.36%)
  Fannie Mae                                                       3,500              258

Variety Stores (0.57%)
  Wal-Mart Stores, Inc.                                            7,400              407

Water Transportation (0.64%)
  Carnival Corporation                                            16,600              460
                                                                           --------------

TOTAL COMMON STOCKS (COST: $75,158)                                                63,387
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $76,282)                                $       64,477
                                                                           ==============

SUMMARY:
  Investments, at market value                                    89.62%   $       64,477
  Other assets in excess of liabilities                           10.38%            7,469
                                                           -------------   --------------
  Net assets                                                     100.00%   $       71,946
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $8,838. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

(c) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.30%)

Automotive (0.22%)
  Ford Motor Company Capital Trust II                                638   $           36
  General Motors Corporation                                         400               11

Electric Services (0.08%)
  DTE Energy Company                                                 699               18
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $64)                                         65
                                                                           --------------

COMMON STOCKS (99.68%)

Aerospace (1.36%)
  Boeing Company (The)                                             2,558              115
  Northrop Grumman Corporation                                       358               45
  United Technologies Corporation                                  1,983              135

Agriculture (0.36%)
  Dole Food Company, Inc.                                          2,688               78

Air Transportation (0.34%)
  Delta Air Lines, Inc.                                              479               10
  FedEx Corporation                                                  669               36
  Southwest Airlines Co.                                           1,659               27

Amusement & Recreation Services (0.81%)
  Argosy Gaming Company (a)                                          463               13
  Disney (Walt) Company (The)                                      8,531              161

Apparel & Accessory Stores (0.02%)
  Limited, Inc. (The)                                                243                5

Apparel Products (0.04%)
  V.F. Corporation                                                   205                8

Automotive (1.10%)
  General Motors Corporation                                         464               25
  Honeywell International Inc.                                       445               16
  Magna International Inc. -- Class A                              2,852              196

Beverages (0.69%)
  Coors (Adolph) Company                                              90                6
  PepsiCo, Inc.                                                    2,978              144

Business Services (1.42%)
  First Data Corporation                                           1,911               71
  Omnicom Group, Inc.                                                375               17
  Overture Services, Inc. (a)                                        944               24
  Rent-A-Center, Inc. (a)                                            736               43
  United Rentals, Inc. (a)                                         1,005               22
  Viad Corp                                                        5,007              130

Chemicals & Allied Products (3.51%)
  Clorox Company (The)                                             1,353               56
  Lubrizol Corporation (The)                                       3,049              102
  Pharmacia Corporation                                            3,310              124
  Procter & Gamble Company (The)                                   4,965              443
  RPM, Inc.                                                          688               10
  Sherwin-Williams Company (The)                                     803               24

Commercial Banks (8.78%)
  AmSouth Bancorporation                                           5,050              113
  Bank of America Corporation                                     10,544              741
  Bank One Corporation                                               505               19
  Citigroup Inc.                                                  15,906              615
  Comerica Incorporated                                            1,428               88
  First Tennessee National Corporation                             2,359               90
  Hibernia Corporation -- Class A                                    690               14
  National City Corporation                                          558               19
  SunTrust Banks, Inc.                                               956               65
  Union Planters Corporation                                         676               22
  UnionBanCal Corporation                                          2,207              103
  Wells Fargo & Company                                              130                7

Communication (1.54%)
  PanAmSat Corporation (a)                                         2,482               56
  Viacom, Inc. -- Class B (a)                                      6,235              277

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Communications Equipment (0.57%)
  L-3 Communications Holdings, Inc. (a)                              668   $           36
  Scientific-Atlanta, Inc.                                         5,346               88

Computer & Data Processing Services (5.40%)
  AOL Time Warner Inc. (a)                                        12,698              187
  Autodesk, Inc.                                                     626                8
  Computer Sciences Corporation (a)                                3,470              166
  CSG Systems International, Inc. (a)                                171                3
  Electronic Data Systems Corporation                              3,308              123
  Microsoft Corporation (a)                                       10,779              589
  Oracle Corporation (a)                                           7,225               68
  Reynolds and Reynolds Company (The) -- Class A                     747               21

Computer & Office Equipment (4.30%)
  Cisco Systems, Inc. (a)                                         13,239              185
  Dell Computer Corporation (a)                                    2,527               66
  Hewlett-Packard Company                                          9,055              138
  International Business Machines Corporation                      4,413              318
  Pitney Bowes Inc.                                                3,588              143
  Storage Technology Corporation (a)                               3,104               50
  Xerox Corporation (a)                                            4,092               29

Construction (1.39%)
  Ashland Inc.                                                     4,552              184
  KB Home                                                          1,046               54
  Ryland Group, Inc. (The)                                         1,257               63

Department Stores (3.24%)
  Dillard's, Inc. -- Class A                                       1,719               45
  Federated Department Stores, Inc. (a)                            4,099              163
  J.C. Penney Company, Inc.                                          789               17
  May Department Stores Company (The)                                710               23
  Sears, Roebuck and Co.                                           8,351              453

Electric Services (1.97%)
  Allegheny Energy, Inc.                                             998               26
  American Electric Power Company, Inc.                            4,204              168
  Dominion Resources, Inc.                                           275               18
  Entergy Corporation                                              1,211               51
  FirstEnergy Corp.                                                  134                4
  Reliant Energy, Incorporated                                     4,263               72
  TXU Corp.                                                        1,678               87

Electric, Gas & Sanitary Services (1.60%)
  Alliant Energy Corporation                                       1,784               46
  Ameren Corporation                                                 763               33
  Aquila Inc.                                                      5,466               44
  Exelon Corporation                                                 761               40
  NiSource Inc.                                                      602               13
  Sempra Energy                                                    7,687              170

Electrical Goods (1.13%)
  Anixter International Inc. (a)                                   1,914               45
  Arrow Electronics, Inc. (a)                                      3,558               74
  Avnet, Inc.                                                      5,725              126

Electronic & Other Electric Equipment (3.42%)
  Cooper Industries, Inc. -- Class A                               2,716              107
  General Electric Company                                        19,252              558
  Whirlpool Corp.                                                  1,151               75

Electronic Components & Accessories (2.24%)
  Analog Devices, Inc. (a)                                            63                2
  Celestica Inc. (U.S.) (a)                                        2,000               45
  ESS Technology, Inc. (a)                                         3,212               56
  Intel Corporation                                               14,311              261
  Linear Technology Corporation                                    1,398               44
  NVIDIA Corporation (a)                                             779               13
  Texas Instruments Incorporated                                   1,681               40
  Tyco International Ltd.                                          1,755               24

Fabricated Metal Products (0.51%)
  Fortune Brands, Inc.                                             1,750               98
  Shaw Group Inc. (The) (a)                                          390               12

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Finance (0.50%)
  iShares S&P 500 Index Fund                                       1,100   $          109

Food & Kindred Products (2.43%)
  Archer Daniels Midland Co.                                       4,353               56
  ConAgra Foods, Inc.                                              8,470              234
  Kellogg Company                                                    822               29
  Tyson Foods, Inc. -- Class A                                     7,800              121
  Unilever NV -- NY Shares                                         1,333               86

Food Stores (0.09%)
  Winn-Dixie Stores, Inc.                                          1,260               20

Furniture & Fixtures (1.31%)
  Johnson Controls, Inc.                                           2,021              165
  Lear Corporation (a)                                             2,567              119

Furniture & Home Furnishings Stores (0.07%)
  Pier 1 Imports, Inc.                                               776               16

Gas Production & Distribution (0.74%)
  El Paso Corporation                                                570               12
  Keyspan Corporation                                              1,961               74
  Nicor Inc.                                                       1,097               50
  Northern Border Partners, L.P.                                     584               21
  Williams Companies, Inc. (The)                                     452                3

Holding & Other Investment Offices (1.03%)
  CarrAmerica Realty Corporation                                     249                8
  CBL & Associates Properties, Inc.                                  506               20
  General Growth Properties, Inc.                                    261               13
  Liberty Property Trust                                             880               31
  Mack-Cali Realty Corporation                                       465               16
  Plum Creek Timber Company, Inc.                                  4,211              129
  Simon Property Group, Inc.                                         139                5

Industrial Machinery & Equipment (0.76%)
  AGCO Corporation (a)                                             3,771               74
  SPX Corporation (a)                                                767               90

Instruments & Related Products (2.13%)
  Eastman Kodak Company                                           12,047              351
  KLA-Tencor Corporation (a)                                         919               40
  Rockwell International Corporation                               3,456               69

Insurance (5.31%)
  American International Group, Inc.                               3,210              219
  CIGNA Corporation                                                2,446              238
  Fidelity National Financial, Inc.                                7,550              239
  First American Corporation (The)                                 3,284               76
  Old Republic International Corp.                                 5,449              172
  Oxford Health Plans, Inc. (a)                                    1,176               55
  PMI Group, Inc. (The)                                            1,125               43
  Progressive Corporation (The)                                      175               10
  Radian Group, Inc.                                                 502               25
  WellPoint Health Networks Inc. (a)                                 913               71

Insurance Agents, Brokers & Service (0.02%)
  Hartford Financial Services Group, Inc. (The)                       74                4

Life Insurance (0.35%)
  AmerUs Group Co.                                                 1,326               49
  Jefferson-Pilot Corporation                                        243               11
  Protective Life Corporation                                        491               16

Lumber & Other Building Materials (0.07%)
  Home Depot, Inc. (The)                                             442               16

Lumber & Wood Products (0.71%)
  Georgia-Pacific Corporation                                      4,749              117
  Rayonier, Inc.                                                     739               36

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Metal Cans & Shipping Containers (0.58%)
  Ball Corporation                                                 2,879   $          119
  Crown Cork & Seal Company, Inc. (a)                                949                7

Mortgage Bankers & Brokers (0.14%)
  Countrywide Credit Industries, Inc.                                180                9
  GreenPoint Financial Corp.                                         434               21

Motion Pictures (0.21%)
  Blockbuster Inc. -- Class A                                      1,670               45

Oil & Gas Extraction (2.71%)
  Halliburton Company                                             12,559              200
  Occidental Petroleum Corporation                                12,875              386

Paper & Allied Products (0.07%)
  3M Company                                                         134               16

Personal Credit Institutions (0.49%)
  Household International, Inc.                                    1,539               76
  Metris Companies Inc.                                            3,628               30

Personal Services (0.15%)
  Cendant Corp. (a)                                                1,985               32

Petroleum Refining (7.82%)
  ChevronTexaco Corporation                                        4,170              369
  Exxon Mobil Corporation                                         13,601              556
  Marathon Oil Corporation                                        15,113              410
  Phillips Petroleum Company                                         913               54
  Royal Dutch Petroleum Company -- NY Registered Shares            5,389              298

Pharmaceuticals (9.38%)
  Abbott Laboratories                                              1,874               71
  AmerisourceBergen Corporation                                       83                6
  Amgen Inc. (a)                                                   1,402               59
  Barr Laboratories, Inc. (a)                                      1,822              116
  Bristol-Myers Squibb Co.                                         4,151              107
  Immunex Corporation (a)                                          1,740               39
  Johnson & Johnson                                                6,461              338
  Merck & Co., Inc.                                                9,420              477
  Mylan Laboratories Inc.                                          3,464              109
  NBTY, Inc. (a)                                                   1,523               24
  Pfizer Inc.                                                     14,044              491
  Schering-Plough Corporation                                      3,738               92
  SICOR Inc.                                                         364                7
  Watson Pharmaceuticals, Inc. (a)                                 1,428               36
  Wyeth                                                            1,047               54

Radio & Television Broadcasting (0.07%)
  USA Networks, Inc. (a)                                             673               16

Railroads (0.41%)
  Burlington Northern Santa Fe Corp.                                 981               29
  CSX Corporation                                                    408               14
  Norfolk Southern Corporation                                       668               16
  Union Pacific Corporation                                          466               29

Residential Building Construction (0.44%)
  Lennar Corporation                                               1,563               96

Retail Trade (0.18%)
  Barnes & Noble, Inc. (a)                                           253                7
  Borders Group, Inc. (a)                                            564               10
  Office Depot, Inc. (a)                                             630               11
  Zale Corporation (a)                                               299               11

Savings Institutions (0.39%)
  Washington Mutual, Inc.                                          2,264               84

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AMERICAN CENTURY INCOME & GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (1.96%)
  Bear Stearns Companies Inc. (The)                                4,316   $          264
  Lehman Brothers Holdings Inc.                                    1,789              112
  Merrill Lynch & Co., Inc.                                        1,179               48

Telecommunications (7.36%)
  ALLTEL Corporation                                               6,068              285
  AT&T Corp.                                                      14,758              158
  AT&T Wireless Services, Inc. (a)                                14,044               82
  BellSouth Corporation                                            7,318              231
  SBC Communications Inc.                                         10,625              324
  Sprint Corporation (FON Group)                                   4,413               47
  Verizon Communications, Inc.                                    11,471              461

Tobacco Products (0.32%)
  Philip Morris Companies Inc.                                     1,574               69

Transportation & Public Utilities (0.06%)
  Kinder Morgan Energy Partners, LP                                  402               13

U.S. Government Agencies (3.22%)
  Fannie Mae                                                       5,289              390
  Freddie Mac                                                      4,980              305

Variety Stores (0.71%)
  Wal-Mart Stores, Inc.                                            2,780              153

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Water Transportation (0.36%)
  Carnival Corporation                                             2,772   $           77

Wholesale Trade Durable Goods (0.87%)
  Fisher Scientific International Inc. (a)                         1,865               52
  IKON Office Solutions, Inc.                                      5,477               51
  Tech Data Corporation (a)                                        2,282               86

Wholesale Trade Nondurable Goods (0.52%)
  SUPERVALU INC                                                    4,606              113
                                                                           --------------

TOTAL COMMON STOCKS (COST: $23,295)                                                21,543
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $23,359)                                $       21,608
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.98%   $       21,608
  Other assets in excess of liabilities                            0.02%                4
                                                           -------------   --------------
  Net assets                                                     100.00%   $       21,612
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA GROWTH OPPORTUNITIES
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (86.08%)

Apparel Products (5.10%)
  OshKosh B' Gosh, Inc. -- Class A                                27,000   $        1,174

Automotive (2.99%)
  Gentex Corporation (a)                                          25,000              687

Business Credit Institutions (3.60%)
  Financial Federal Corporation (a)                               25,000              828

Business Services (9.98%)
  Lamar Advertising Company (a)                                    1,850               69
  Moody's Corporation                                             10,000              498
  NetRatings, Inc. (a)                                            40,000              366
  On Assignment, Inc. (a)                                         40,000              712
  Robert Half International Inc. (a)                              28,000              652

Communication (3.88%)
  Global Payments Inc.                                            30,000              893

Computer & Data Processing Services (4.85%)
  BARRA, Inc. (a)(b)                                              24,500              911
  SmartForce PLC -- ADR (a)                                       60,000              204

Educational Services (6.05%)
  DeVRY Inc. (a)                                                  61,000            1,392

Electronic Components & Accessories (3.58%)
  QLogic Corporation (a)                                           3,130              119
  TriQuint Semiconductor, Inc. (a)                               110,000              705

Food & Kindred Products (0.53%)
  Dreyer's Grand Ice Cream, Inc. (b)                               1,800              123

Industrial Machinery & Equipment (3.96%)
  Cymer, Inc. (a)(b)                                              26,000              911

Management Services (2.50%)
  Resources Connection, Inc. (a)                                  21,250              574

Oil & Gas Extraction (1.21%)
  EOG Resources, Inc. (b)                                          7,000              278

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Paperboard Containers & Boxes (2.51%)
  Packaging Corporation of America (a)                            29,000   $          577

Personal Services (0.11%)
  Weight Watchers International, Inc. (a)                            600               26

Pharmaceuticals (4.29%)
  Techne Corporation (a)                                          35,000              988

Research & Testing Services (3.83%)
  Landauer, Inc                                                   13,000              505
  Symyx Technologies, Inc. (a)                                    27,000              376

Security & Commodity Brokers (12.74%)
  BlackRock, Inc. (a)                                             25,000            1,108
  Investment Technology Group, Inc. (a)                           30,000              981
  W.P. Stewart & Co. Ltd.                                         33,000              842

Transportation & Public Utilities (14.37%)
  C.H. Robinson Worldwide, Inc.                                   23,000              771
  Expedia, Inc. -- Class A (a)(b)                                 13,000              771
  Expedia, Inc. -- warrants                                        1,034               30
  Expeditors International of Washington, Inc.                    40,000            1,326
  Forward Air Corporation (a)                                     12,400              406
                                                                           --------------

TOTAL COMMON STOCKS (COST: $20,479)                                                19,803
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $20,479)                                $       19,803
                                                                           ==============

SUMMARY:
  Investments, at market value                                    86.08%   $       19,803
  Other assets in excess of liabilities                           13.92%            3,203
                                                           -------------   --------------
  Net assets                                                     100.00%   $       23,006
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) At June 30, 2002, all or a portion of this security is on loan (see Note
    1F). The market value at June 30, 2002 of all securities on loan is $2,920. Cash collateral for securities on loan shown in the Statement of Assets and Liabilities are invested in the following: bank notes, commercial paper, eurodollar overnight and term notes, money market funds and repurchase agreements.

DEFINITIONS:

ADR American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK GLOBAL SCIENCE & TECHNOLOGY
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (93.69%)
Finland (1.88%)
  Nokia Oyj -- ADR                                                 1,200   $           17

Israel (0.78%)
  Teva Pharmaceutical Industries Ltd. -- ADR                         100                7

Japan (2.33%)
  Sony Corporation -- ADR                                            400               21

South Korea (2.99%)
  SK Telecom Co., Ltd. -- ADR                                      1,100               27

Switzerland (0.78%)
  Alcon, Inc. (a)                                                    200                7

Taiwan (8.08%)
  Siliconware Precision Industries Co., Ltd. -- ADR (a)            2,900               10
  Taiwan Semiconductor Manufacturing Company Ltd. -- ADR
    (a)                                                            2,420               30
  United Microelectronics Corporation -- ADR (a)                   4,600               33

United Kingdom (0.89%)
  Shire Pharmaceuticals Group PLC -- ADR (a)                         300                8

United States (75.96%)
  Actel Corporation (a)                                              500               11
  Advanced Micro Devices, Inc. (a)                                   900                9
  ALARIS Medical, Inc. (a)                                         1,000                7
  AMETEK, Inc.                                                       400               15
  Apple Computer, Inc. (a)                                         1,000               18
  Applied Materials, Inc. (a)                                        700               13
  Asyst Technologies, Inc. (a)                                       300                6
  ATMI, Inc. (a)                                                     200                4
  Biosite Incorporated (a)                                           200                6
  Centra Software, Inc. (a)                                          400                1
  Cephalon, Inc. (a)                                                 200                9
  Cymer, Inc. (a)                                                    400               14
  Cypress Semiconductor Corporation (a)                              600                9
  Diagnostic Products Corporation                                    100                4
  DocuCorp International, Inc. (a)                                 1,200               12
  DoubleClick Inc. (a)                                             1,500               11
  DSP Group, Inc. (a)                                                500               10
  Entegris, Inc. (a)                                               1,200               18
  Eon Labs, Inc. (a)                                                 300                5
  Expedia, Inc. -- warrants                                           38                1
  Genzyme Corporation -- General Division (a)                        500               10
  Gilead Sciences, Inc. (a)                                          200                7
  Guidant Corporation (a)                                            200                6
  IDEC Pharmaceuticals Corporation (a)                               200                7
  IDT Corporation -- Class B (a)                                     900               14
  Intel Corporation                                                  400                7
  InterMune, Inc.                                                    300                6
  International Rectifier Corporation (a)                            100                3
  Intuit Inc. (a)                                                    200               10
  Inveresk Research Group, Inc. (a)                                  500                7
  Inverness Medical Innovations, Inc. (a)                            300                6
  JDA Software Group, Inc. (a)                                       400               11
  KEMET Corporation (a)                                              900               16
  KLA-Tencor Corporation (a)                                         200                9
  Kyphon Inc. (a)                                                    400                6
  LabOne, Inc. (a)                                                   200                5
  Medicis Pharmaceutical Corporation -- Class A (a)                  200                9
  MedImmune, Inc. (a)                                                200                5
  MKS Instruments, Inc. (a)                                          400                8
  Motorola, Inc.                                                     700               10
  National Semiconductor Corporation (a)                             400               12
  Neurocrine Biosciences, Inc. (a)                                   300                9

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
United States (continued)
  Noven Pharmaceuticals, Inc. (a)                                    300   $            8
  OmniVision Technologies, Inc. (a)                                1,000               14
  Oracle Corporation (a)                                           2,700               26
  OSI Pharmaceuticals, Inc. (a)                                      400               10
  Pegasus Solutions, Inc. (a)                                        600               11
  Pegasystems Inc. (a)                                               400                4
  Pfizer Inc.                                                        300               11
  Pharmacia Corporation                                              300               11
  Pinnacle Systems, Inc. (a)                                       1,000               11
  Protein Design Labs, Inc. (a)                                      500                5
  QUALCOMM Incorporated (a)                                          300                8
  Rational Software Corporation (a)                                  900                7
  RealNetworks, Inc. (a)                                             900                4
  ScanSoft, Inc. (a)                                               2,200               16
  Scios Inc. (a)                                                     200                6
  SICOR Inc.                                                         200                4
  Skyworks Solutions, Inc. (a)                                     1,400                8
  Strategic Diagnostics Inc. (a)                                     200                1
  Sun Microsystems, Inc. (a)                                       1,700                9
  Teledyne Technologies Incorporated (a)                             600               12
  Teleflex Incorporated                                              100                6
  Teradyne, Inc. (a)                                                 400                9
  Texas Instruments Incorporated                                     400                9
  Thomas & Betts Corporation (a)                                     400                7
  Transkaryotic Therapies, Inc.                                      100                4
  Trident Microsystems, Inc. (a)                                   1,600               10
  Trimeris, Inc. (a)                                                 200                9
  Varian Medical Systems, Inc. (a)                                   100                4
  Versicor, Inc. (a)                                                 900               12
  Vishay Intertechnology, Inc. (a)                                 1,100               24
  Wavecom SA -- ADR (a)                                              500               20
  Wyeth                                                              200               10
  Zebra Technologies Corporation -- Class A (a)                      200               10
                                                                           --------------

TOTAL COMMON STOCKS (COST: $900)                                                      846
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $900)                                   $          846
                                                                           ==============



SUMMARY:
  Investments, at market value                                    93.69%   $          846
  Other assets in excess of liabilities                            6.31%               57
                                                           -------------   --------------
  Net assets                                                     100.00%   $          903
                                                           =============   ==============

INVESTMENTS BY INDUSTRY:

------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Electronic Components & Accessories                             22.70%   $          205
  Pharmaceuticals                                                 19.71%              178
  Computer & Data Processing Services                             12.74%              115
  Communications Equipment                                         7.20%               65
  Electronic & Other Electric Equipment                            4.76%               43
  Industrial Machinery & Equipment                                 4.76%               43
  Instruments & Related Products                                   4.10%               37
  Medical Instruments & Supplies                                   3.88%               35
  Telecommunications                                               2.99%               27
  Computer & Office Equipment                                      2.99%               27
  Rubber & Misc. Plastic Products                                  1.99%               18
  Chemicals & Allied Products                                      1.77%               16
  Business Services                                                1.33%               12
  Engineering & Management Services                                1.33%               12

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK GLOBAL SCIENCE & TECHNOLOGY (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)



INVESTMENTS BY INDUSTRY (CONTINUED):


------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Research & Testing Services                                      0.78%   $            7
  Health Services                                                  0.55%                5
  Transportation & Public Utilities                                0.11%                1
                                                           -------------   --------------
    Investments, at market value                                  93.69%              846
    Other assets in excess of liabilities                          6.31%               57
                                                           -------------   --------------
    Net assets                                                   100.00%   $          903
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK LARGE CAP VALUE
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (99.66%)

Aerospace (0.69%)
  Northrop Grumman Corporation                                        50   $            6

Air Transportation (0.23%)
  FedEx Corporation                                                   39                2

Automotive (1.49%)
  Honeywell International Inc.                                       360               13

Beverages (0.92%)
  Coca-Cola Enterprises Inc.                                         356                8

Business Services (1.14%)
  Clear Channel Communications, Inc. (a)                             310               10

Chemicals & Allied Products (0.92%)
  Avon Products, Inc.                                                150                8

Commercial Banks (12.00%)
  Bank of America Corporation                                        225               16
  Bank of New York Company, Inc. (The)                               270                9
  Citigroup Inc.                                                     985               37
  Comerica Incorporated                                               50                3
  MBNA Corporation                                                   210                7
  Mellon Financial Corporation                                       470               15
  U.S. Bancorp                                                       400                9
  Wells Fargo & Company                                              170                9

Communication (2.75%)
  Charter Communications, Inc. (a)                                 1,550                6
  Comcast Corporation -- Class A (a)                                 260                6
  Viacom, Inc. -- Class B (a)                                        280               12

Communications Equipment (1.14%)
  Motorola, Inc.                                                     550                8
  Nokia Oyj -- ADR                                                   150                2

Computer & Data Processing Services (0.57%)
  AOL Time Warner Inc. (a)                                           320                5

Computer & Office Equipment (2.06%)
  Hewlett-Packard Company                                            605                9
  Lexmark International Group, Inc. (a)                              110                6
  Sun Microsystems, Inc. (a)                                         500                3

Department Stores (0.92%)
  Sears, Roebuck and Co.                                             150                8

Electric Services (2.86%)
  Calpine Corporation (a)                                            800                6
  Duke Energy Corporation                                            295                9
  Southern Company (The)                                             355               10

Electric, Gas & Sanitary Services (0.57%)
  Exelon Corporation                                                 100                5

Electronic & Other Electric Equipment (1.26%)
  General Electric Company                                           380               11

Electronic Components & Accessories (4.35%)
  Celestica Inc. (U.S.) (a)                                          295                7
  Flextronics International Ltd. (a)                               1,080                8
  Integrated Device Technology, Inc. (a)                             200                4
  STMicroelectronics NV -- NY Registered Shares                      210                5
  Tyco International Ltd.                                            740               10
  Vishay Intertechnology, Inc. (a)                                   200                4

Food & Kindred Products (0.80%)
  ConAgra Foods, Inc.                                                100                3
  Kellogg Company                                                    100                4

Gas Production & Distribution (0.57%)
  El Paso Corporation                                                230                5

Health Services (1.49%)
  HCA Inc.                                                           270               13

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial Machinery & Equipment (4.81%)
  American Standard Companies Inc. (a)                                80   $            6
  Baker Hughes Incorporated                                          300               10
  Black & Decker Corporation (The)                                   200               10
  Deere & Company                                                    220               11
  Ingersoll-Rand Company -- Class A                                  100                5

Instruments & Related Products (2.40%)
  Raytheon Company                                                   545               21

Insurance (6.52%)
  American International Group, Inc.                                 513               34
  Travelers Property Casualty Corp. -- Class A (a)                   500                9
  XL Capital Ltd. -- Class A                                         160               14

Insurance Agents, Brokers & Service (2.06%)
  Gallagher (Arthur J.) & Co.                                        170                6
  Hartford Financial Services Group, Inc. (The)                      210               12

Manufacturing Industries (0.92%)
  Mattel, Inc.                                                       380                8

Medical Instruments & Supplies (0.69%)
  Bard, (C.R.) Inc.                                                  100                6

Oil & Gas Extraction (4.46%)
  Anadarko Petroleum Corporation                                     167                8
  Apache Corporation                                                  74                4
  EOG Resources, Inc.                                                310               12
  Noble Corporation (a)                                              200                8
  Schlumberger Limited                                               100                5
  Transocean Inc.                                                     70                2

Paper & Allied Products (3.43%)
  Bowater Incorporated                                               120                7
  International Paper Company                                         60                3
  Jefferson Smurfit Group PLC                                        200                6
  Kimberly-Clark Corporation                                         220               14

Personal Credit Institutions (0.80%)
  Household International, Inc.                                      140                7

Personal Services (1.37%)
  Cendant Corp. (a)                                                  755               12

Petroleum Refining (4.69%)
  BP PLC -- ADR                                                      100                5
  ChevronTexaco Corporation                                           30                3
  Conoco Inc.                                                        121                3
  Exxon Mobil Corporation                                            505               20
  Valero Energy Corporation                                          260               10

Pharmaceuticals (5.26%)
  AmerisourceBergen Corporation                                      140               11
  Barr Laboratories, Inc. (a)                                        110                7
  Pfizer Inc.                                                        450               16
  Teva Pharmaceutical Industries Ltd. -- ADR                         180               12

Primary Metal Industries (1.49%)
  Alcan Inc.                                                         250                9
  Alcoa Inc.                                                         110                4

Restaurants (1.14%)
  McDonald's Corporation                                             350               10

Retail Trade (1.49%)
  Office Depot, Inc. (a)                                             750               13

Security & Commodity Brokers (3.09%)
  Goldman Sachs Group, Inc. (The)                                    175               13
  Lehman Brothers Holdings Inc.                                      200               13
  Merrill Lynch & Co., Inc.                                           20                1

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK LARGE CAP VALUE (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Telecommunications (8.58%)
  AT&T Corp.                                                       1,580   $           17
  AT&T Wireless Services, Inc. (a)                                   650                4
  BellSouth Corporation                                              210                7
  Nextel Communications, Inc. -- Class A (a)                       1,680                5
  Qwest Communications International Inc. (a)                      1,440                4
  SBC Communications Inc.                                            345               11
  Verizon Communications, Inc.                                       700               27

Tobacco Products (2.17%)
  Philip Morris Companies Inc.                                       450               19

Transportation Equipment (3.55%)
  General Dynamics Corporation                                       300               31

Trucking & Warehousing (2.06%)
  United Parcel Service, Inc. -- Class B                             300               18

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

U.S. Government Agencies (1.95%)
  Fannie Mae                                                          70   $            5
  Freddie Mac                                                        200               12
                                                                           --------------

TOTAL COMMON STOCKS (COST: $987)                                                      871
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $987)                                   $          871
                                                                           ==============

SUMMARY:
  Investments, at market value                                    99.66%   $          871
  Other assets in excess of liabilities                            0.34%                3
                                                           -------------   --------------
  Net assets                                                     100.00%   $          874
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK MID CAP GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (86.91%)

Air Transportation (0.38%)
  FedEx Corporation                                                  100   $            5

Amusement & Recreation Services (2.76%)
  MGM MIRAGE (a)                                                     400               14
  Westwood One, Inc. (a)                                             700               22

Apparel & Accessory Stores (2.91%)
  Abercrombie & Fitch Co. -- Class A (a)                             500               12
  Limited, Inc. (The)                                                430                9
  Nordstrom, Inc.                                                    300                7
  TJX Companies, Inc. (The)                                          500               10

Automotive Dealers & Service Stations (0.84%)
  Advance Auto Parts, Inc. (a)                                       100                5
  AutoNation, Inc. (a)                                               400                6

Beverages (1.15%)
  Coca-Cola Enterprises Inc.                                         700               15

Business Services (3.68%)
  Interpublic Group of Companies, Inc. (The)                         600               15
  Lamar Advertising Company (a)                                      400               15
  Manpower Inc.                                                      500               18

Chemicals & Allied Products (1.45%)
  Smith International, Inc. (a)                                      200               14
  Valspar Corporation (The)                                          100                5

Commercial Banks (2.53%)
  Associated Banc-Corp                                               200                8
  City National Corporation                                          100                5
  KeyCorp                                                            400               11
  UnionBanCal Corporation                                            200                9

Communications Equipment (0.84%)
  L-3 Communications Holdings, Inc. (a)                              200               11

Computer & Data Processing Services (5.51%)
  Adobe Systems Incorporated                                         200                6
  Business Objects SA -- ADR (a)                                     100                3
  Computer Sciences Corporation (a)                                  100                5
  IDT Corporation -- Class B (a)                                     600               10
  Intuit Inc. (a)                                                    200               10
  Mercury Interactive Corporation (a)                                300                7
  PeopleSoft, Inc. (a)                                               200                3
  Pixar (a)                                                          200                9
  Rational Software Corporation (a)                                  300                2
  Symantec Corporation (a)                                           200                7
  Yahoo! Inc. (a)                                                    700               10

Computer & Office Equipment (1.76%)
  Brocade Communications Systems, Inc. (a)                           400                7
  Lexmark International Group, Inc. (a)                              300               16

Drug Stores & Proprietary Stores (1.00%)
  Omnicare, Inc.                                                     500               13

Educational Services (0.77%)
  Apollo Group, Inc. -- Class A (a)                                  250               10

Electronic & Other Electric Equipment (0.54%)
  Whirlpool Corp.                                                    100                7

Electronic Components & Accessories (8.03%)
  Atmel Corporation (a)                                            1,000                6
  AVX Corporation                                                    600               10
  Fairchild Semiconductor International, Inc. -- Class A
    (a)                                                              600               15
  Integrated Device Technology, Inc. (a)                             200                4
  International Rectifier Corporation (a)                            200                6
  Jabil Circuit, Inc. (a)                                            500               11
  Marvell Technology Group Ltd. (a)                                  200                4
  Maxim Integrated Products (a)                                      200                8
  Microchip Technology Incorporated (a)                              250                7
  National Semiconductor Corporation (a)                             500               15

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------
Electronic Components & Accessories (continued)
  QLogic Corporation (a)                                             200   $            8
  Semtech Corporation (a)                                            100                3
  Silicon Laboratories Inc. (a)                                      300                8

Food & Kindred Products (1.23%)
  Dean Foods Company (a)                                             300               11
  McCormick & Company, Incorporated                                  200                5

Food Stores (1.38%)
  Whole Foods Market, Inc. (a)                                       400               18

Health Services (2.53%)
  Lincare Holdings Inc. (a)                                          200                6
  Quest Diagnostics Incorporated (a)                                 100                9
  Triad Hospitals, Inc. (a)                                          200                8
  Universal Health Services, Inc. -- Class B (a)                     200               10

Hotels & Other Lodging Places (0.46%)
  Park Place Entertainment Corporation (a)                           600                6

Industrial Machinery & Equipment (1.76%)
  ASM Lithography Holding NV -- NY Registered Shares (a)             500                8
  ITT Industries, Inc.                                               100                7
  Lam Research Corporation (a)                                       300                5
  Novellus Systems, Inc. (a)                                         100                3

Instruments & Related Products (1.61%)
  Agilent Technologies, Inc. (a)                                     200                5
  KLA-Tencor Corporation (a)                                         200                9
  Teradyne, Inc. (a)                                                 300                7

Insurance (1.61%)
  Aetna Inc.                                                         100                5
  Anthem, Inc. (a)                                                   100                7
  Oxford Health Plans, Inc. (a)                                      200                9

Insurance Agents, Brokers & Service (1.76%)
  Gallagher (Arthur J.) & Co.                                        200                7
  Willis Group Holdings Limited (a)                                  500               16

Leather & Leather Products (0.38%)
  Coach, Inc. (a)                                                    100                5

Management Services (1.23%)
  Hewitt Associates, Inc. -- Class A (a)                             100                2
  ServiceMaster Company (The)                                      1,000               14

Manufacturing Industries (1.00%)
  Mattel, Inc.                                                       600               13

Medical Instruments & Supplies (4.44%)
  Bard, (C.R.) Inc.                                                  200               11
  Boston Scientific Corporation (a)                                  600               18
  Guidant Corporation (a)                                            200                6
  St. Jude Medical, Inc. (a)                                         200               15
  Varian Medical Systems, Inc. (a)                                   200                8

Motion Pictures (0.54%)
  Regal Entertainment Group -- Class A (a)                           300                7

Oil & Gas Extraction (5.51%)
  Apache Corporation                                                 120                7
  BJ Services Company (a)                                            200                7
  ENSCO International Incorporated                                   200                5
  Nabors Industries Ltd. (a)                                         300               11
  Noble Corporation (a)                                              500               19
  Patterson-UTI Energy, Inc. (a)                                     300                8
  Pride International, Inc. (a)                                      700               11
  Weatherford International Ltd. (a)                                 100                4

Paper & Allied Products (2.60%)
  Bowater Incorporated                                               300               16
  Pactiv Corporation (a)                                             800               18

Personal Services (1.30%)
  Weight Watchers International, Inc. (a)                            400               17

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
BLACKROCK MID CAP GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Pharmaceuticals (7.19%)
  Alcon, Inc. (a)                                                    500   $           17
  Allergan, Inc.                                                     100                7
  Cephalon, Inc. (a)                                                 100                5
  Forest Laboratories, Inc. (a)                                      100                7
  Genzyme Corporation -- General Division (a)                        200                4
  Gilead Sciences, Inc. (a)                                          300               10
  IDEC Pharmaceuticals Corporation (a)                               200                7
  King Pharmaceuticals, Inc. (a)                                     200                4
  McKesson HBOC, Inc.                                                400               13
  MedImmune, Inc. (a)                                                300                8
  Shire Pharmaceuticals Group PLC -- ADR (a)                         200                5
  Vertex Pharmaceuticals Incorporated (a)                            400                7

Primary Metal Industries (1.00%)
  Nucor Corporation                                                  200               13

Printing & Publishing (1.07%)
  Belo (A.H.) Corporation -- Class A                                 600               14

Radio & Television Broadcasting (2.45%)
  Entercom Communications Corp. (a)                                  400               18
  Hearst-Argyle Television, Inc. (a)                                 400                9
  Hispanic Broadcasting Corporation (a)                              200                5

Radio, Television, & Computer Stores (0.84%)
  Circuit City Stores, Inc. -- Circuit City Group                    600               11

Restaurants (4.21%)
  Darden Restaurants, Inc.                                           600               15
  Starbucks Corporation (a)                                          600               15
  Wendy's International, Inc.                                        400               16
  Yum! Brands, Inc. (a)                                              300                9

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Retail Trade (2.68%)
  Office Depot, Inc. (a)                                             700   $           12
  Staples, Inc. (a)                                                  800               16
  Tiffany & Co.                                                      200                7

Security & Commodity Brokers (1.45%)
  Eaton Vance Corp.                                                  200                6
  Franklin Resources, Inc.                                           300               13

Telecommunications (0.38%)
  IDT Corporation (a)                                                300                5

Transportation & Public Utilities (1.00%)
  Expedia, Inc. -- Class A (a)                                       200               12
  Expedia, Inc. -- warrants                                           19                1

Trucking & Warehousing (0.54%)
  Swift Transportation Co., Inc. (a)                                 300                7

Variety Stores (0.61%)
  Dollar General Corporation                                         400                8
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,183)                                                  1,135
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $1,183)                                 $        1,135
                                                                           ==============

SUMMARY:
  Investments, at market value                                    86.91%   $        1,135
  Other assets in excess of liabilities                           13.09%              171
                                                           -------------   --------------
  Net assets                                                     100.00%   $        1,306
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

DEFINITIONS:

ADR  American Depositary Receipt

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
AGGRESSIVE ASSET ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.02%)

Aggressive Equity (20.22%)
  Dreyfus Small Cap Value                                         40,544   $          489
  Third Avenue Value                                              45,297              656
  Transamerica Growth Opportunities                               94,081            1,025
  Van Kampen Emerging Growth                                      27,645              437

Balanced (6.79%)
  American Century Income & Growth                                55,297              469
  Federated Growth & Income                                       24,966              407

Growth Equity (53.69%)
  Capital Guardian U.S. Equity                                    57,994              470
  Great Companies -- America(SM)                                  92,406              772
  Great Companies -- Technology(SM)                              122,652              367
  Janus Growth II                                                  9,626              347
  Jennison Growth                                                159,651            1,065
  PBHG/NWQ Value Select                                           62,782              843
  Salomon All Cap                                                 67,982              751
  T. Rowe Price Equity Income                                     63,748            1,112
  Transamerica Equity                                             81,130            1,193

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (19.32%)
  American Century International                                 128,662   $          941
  Capital Guardian Global                                         81,965              779
  Gabelli Global Growth                                          106,599              771
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $13,569)                                                 12,894
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $13,569)                                $       12,894
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.02%   $       12,894
  Liabilities in excess of other assets                           -0.02%               (2)
                                                           -------------   --------------
  Net assets                                                     100.00%   $       12,892
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
CONSERVATIVE ASSET ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.01%)

Aggressive Equity (3.49%)
  T. Rowe Price Small Cap                                         10,624   $           97
  Third Avenue Value                                              19,916              289
  Transamerica Growth Opportunities                               10,622              116

Balanced (5.92%)
  American Century Income & Growth                                29,948              254
  Clarion Real Estate Securities                                  46,923              597

Capital Preservation (5.30%)
  Transamerica Money Market                                      762,225              762

Fixed-Income (45.35%)
  MFS High Yield                                                 260,113            2,302
  PIMCO Total Return                                             290,457            2,915
  Transamerica Convertible Securities                            132,825            1,303

Growth Equity (33.77%)
  Capital Guardian U.S. Equity                                    64,236              521
  Dreyfus Mid Cap                                                 33,935              380
  GE U.S. Equity                                                  47,976              577
  Great Companies -- America(SM)                                  40,810              341
  Jennison Growth                                                 85,243              569
  PBHG/NWQ Value Select                                           34,821              468
  Salomon All Cap                                                 25,239              279
  T. Rowe Price Equity Income                                     41,558              726
  T. Rowe Price Growth Stock                                      28,996              475
  Transamerica Equity                                             35,264              519

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (6.18%)
  Capital Guardian Global                                         75,620   $          718
  Gabelli Global Growth                                           23,705              171
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $14,619)                                                 14,379
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $14,619)                                $       14,379
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.01%   $       14,379
  Liabilities in excess of other assets                           -0.01%               (1)
                                                           -------------   --------------
  Net assets                                                     100.00%   $       14,378
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS (11.94%)
  U.S. Treasury Bond
    5.00%, due 08/15/2011                                  $          18   $           18
    7.25%, due 05/15/2016                                             36               42
    6.25%, due 08/15/2023                                             18               19
    6.00%, due 02/15/2026                                             26               27
    5.25%, due 02/15/2029                                             21               20
    6.25%, due 05/15/2030                                             39               42
  U.S. Treasury Note
    3.38%, due 04/30/2004                                             42               42
    3.25%, due 05/31/2004                                             10               10
    6.00%, due 08/15/2004                                             38               40
    5.88%, due 11/15/2004                                             26               28
    5.75%, due 11/15/2005                                             33               35
    6.50%, due 10/15/2006                                             26               29
    5.63%, due 05/15/2008                                             18               19
    6.00%, due 08/15/2009                                             18               20
    5.75%, due 08/15/2010                                             18               19
                                                                           --------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST: $408)                                        410
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.21%)
  Fannie Mae
    4.75%, due 11/14/2003                                             10               10
    5.63%, due 05/14/2004                                             40               42
    5.50%, due 05/02/2006                                             12               13
    4.75%, due 01/02/2007                                             19               19
    5.00%, due 01/15/2007                                             41               42
    6.25%, due 02/01/2011                                             10               11
    5.38%, due 11/15/2011                                             36               36
    6.63%, due 11/15/2030                                             12               13
  Federal Home Loan Bank
    4.88%, due 05/14/2004                                             25               26
    3.38%, due 06/15/2004                                             30               30
    6.50%, due 11/15/2005                                             30               33
  Freddie Mac
    5.88%, due 03/21/2011                                              7                7
                                                                           --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $277)                                 282
                                                                           --------------

CORPORATE DEBT SECURITIES (18.93%)

Aerospace (1.28%)
  Honeywell International Inc.
    5.13%, due 11/01/2006                                              4                4
  Lockheed Martin Corporation
    7.25%, due 05/15/2006                                             12               13
    8.20%, due 12/01/2009                                             11               13
    7.65%, due 05/01/2016                                             12               14

Amusement & Recreation Services (0.23%)
  Premier Parks Inc.
    9.75%, due 06/15/2007                                              8                8

Automotive (0.35%)
  Honeywell International Inc.
    6.13%, due 11/01/2011                                             12               12

Beverages (1.95%)
  Anheuser-Busch Companies, Inc.
    6.00%, due 04/15/2011                                              6                6
    7.55%, due 10/01/2030                                              2                2
    6.80%, due 01/15/2031                                             12               13
  Coca Cola Enterprises Inc.
    5.38%, due 08/15/2006                                             14               14
    7.13%, due 09/30/2009                                              8                9
    6.13%, due 08/15/2011                                             12               12
  Pepsi Bottling Group, Inc. (The)
    5.63%, due 02/17/2009                                             11               11

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Business Credit Institutions (0.17%)
  American Express Credit Corporation
    4.25%, due 02/07/2005                                  $           6   $            6

Business Services (0.06%)
  Clear Channel Communications, Inc.
    6.00%, due 11/01/2006                                              2                2

Chemicals & Allied Products (0.47%)
  Dow Chemical
    6.13%, due 02/01/2011                                             12               12
  International Flavors & Fragrances Inc.
    6.45%, due 05/15/2006                                              4                4

Commercial Banks (1.28%)
  Citigroup Inc.
    7.25%, due 10/01/2010                                             12               13
    6.63%, due 06/15/2032                                              6                6
  Morgan Chase & Co. (J.P.)
    5.25%, due 05/30/2007                                             12               12
    6.63%, due 03/15/2012                                             10               10
  US Bank NA
    5.70%, due 12/15/2008                                              3                3

Communication (1.22%)
  Cox Communications, Inc.
    7.50%, due 08/15/2004                                              1                1
    7.75%, due 08/15/2006                                              2                2
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                             19               19
  Viacom Inc.
    7.75%, due 06/01/2005                                              8                9
    7.70%, due 07/30/2010                                             10               11

Computer & Office Equipment (0.12%)
  Sun Microsystems, Inc.
    7.65%, due 08/15/2009                                              4                4

Department Stores (0.44%)
  Meyer (Fred) Stores, Inc.
    7.45%, due 03/01/2008                                             14               15

Food & Kindred Products (1.22%)
  General Mills, Inc.
    5.13%, due 02/15/2007                                             12               12
    6.00%, due 02/15/2012                                             15               15
  Kellogg Company
    7.45%, due 04/01/2031                                             14               15

Food Stores (1.86%)
  Kroger Co. (The)
    7.80%, due 08/15/2007                                              9               10
    7.00%, due 05/01/2018                                             12               12
    6.80%, due 12/15/2018                                             10               10
    7.50%, due 04/01/2031                                              7                7
  Safeway Inc.
    6.85%, due 09/15/2004                                              4                4
    6.15%, due 03/01/2006                                              7                7
    6.50%, due 11/15/2008                                             12               13
    6.50%, due 03/01/2011                                              1                1

Furniture & Fixtures (0.17%)
  Lear Corporation
    7.96%, due 05/15/2005                                              6                6

Hotels & Other Lodging Places (0.17%)
  Starwood Hotels & Resorts Worldwide, Inc. -- 144A (b)
    7.38%, due 05/01/2007                                              3                3
    7.88%, due 05/01/2012                                              3                3

Industrial Machinery & Equipment (0.38%)
  Black & Decker Corporation
    7.13%, due 06/01/2011                                             12               13

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Insurance (0.35%)
  UnitedHealth Group Incorporated
    5.20%, due 01/17/2007                                  $          12   $           12

Insurance Agents, Brokers & Service (0.17%)
  Marsh & McLennan Companies, Inc. -- 144A (b)
    5.38%, due 03/15/2007                                              6                6

Lumber & Other Building Materials (0.20%)
  Home Depot, Inc. (The)
    6.50%, due 09/15/2004                                              7                7

Oil & Gas Extraction (0.12%)
  Burlington Resources Finance Company
    7.20%, due 08/15/2031                                              4                4

Personal Credit Institutions (2.81%)
  Associates Corporation of North America
    5.75%, due 11/01/2003                                             12               12
  General Electric Capital Corporation
    5.38%, due 01/15/2003                                              5                5
    5.38%, due 04/23/2004                                             10               10
    5.35%, due 03/30/2006                                             12               12
    6.75%, due 03/15/2032                                             13               13
  General Motors Acceptance Corporation
    6.75%, due 12/10/2002                                              4                4
    5.80%, due 03/12/2003                                              6                6
    5.36%, due 07/27/2004                                              2                2
    5.25%, due 05/16/2005                                              8                8
  Household Finance Corporation
    6.50%, due 01/24/2006                                              9                9
    6.75%, due 05/15/2011                                             15               15

Petroleum Refining (0.79%)
  Conoco Inc.
    6.95%, due 04/15/2029                                             12               12
  Valero Energy Corporation
    6.13%, due 04/15/2007                                              3                3
    6.88%, due 04/15/2012                                              3                3
    7.50%, due 04/15/2032                                              9                9

Pharmaceuticals (0.20%)
  Pfizer Inc.
    5.63%, due 02/01/2006                                              2                2
    6.00%, due 01/15/2008                                              5                5

Restaurants (0.15%)
  YUM! Brands, Inc.
    7.70%, due 07/01/2012                                              5                5

Security & Commodity Brokers (1.08%)
  American Express Company
    6.75%, due 06/23/2004                                             13               14
  Salomon Smith Barney Holdings Inc.
    6.50%, due 02/15/2008                                             10               11
  Schwab (Charles) Corporation (The)
    8.05%, due 03/01/2010                                             11               12

Variety Stores (1.69%)
  Target Corporation
    5.50%, due 04/01/2007                                             11               11
    5.40%, due 10/01/2008                                              9                9
    5.38%, due 06/15/2009                                             12               12
  Wal-Mart Stores, Inc.
    5.45%, due 08/01/2006                                             12               13
    6.88%, due 08/10/2009                                             12               13
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $653)                                          650
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (0.93%)

Automotive (0.93%)
  Ford Motor Company Capital Trust II                                260   $           15
  General Motors Corporation                                         635               17
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $32)                                         32
                                                                           --------------

COMMON STOCKS (42.81%)

Aerospace (0.38%)
  Bombardier Inc. -- Class B                                       1,602               13

Air Transportation (0.41%)
  FedEx Corporation                                                  260               14

Amusement & Recreation Services (0.87%)
  Disney (Walt) Company (The)                                        515               10
  Westwood One, Inc. (a)                                             600               20

Apparel & Accessory Stores (0.20%)
  Gap, Inc. (The)                                                    525                7

Automotive (4.20%)
  Bayerische Motoren Werke AG (BMW)                                  511               21
  Delphi Automotive Systems Corporation                              975               13
  Ford Motor Company                                               1,425               23
  General Motors Corporation                                         275               15
  Harley-Davidson, Inc.                                              210               11
  Honeywell International Inc.                                     1,695               61

Beverages (2.85%)
  Anheuser-Busch Companies, Inc.                                     840               42
  Coca-Cola Company (The)                                            280               16
  Diageo PLC                                                       2,491               32
  PepsiCo, Inc.                                                      160                8

Business Services (0.64%)
  Accenture Ltd (a)                                                  170                3
  Clear Channel Communications, Inc. (a)                             400               13
  First Data Corporation                                             150                6

Chemicals & Allied Products (2.36%)
  Colgate-Palmolive Company                                          530               27
  Dow Chemical Company (The)                                         545               19
  du Pont (E.I.) de Nemours and Company                              430               19
  Monsanto Company                                                   540               10
  Procter & Gamble Company (The)                                      70                6

Commercial Banks (4.06%)
  Bank of America Corporation                                        120                8
  Citigroup Inc.                                                   1,240               48
  Morgan Chase & Co. (J.P.)                                        1,320               45
  U.S. Bancorp                                                     1,620               38

Communication (2.42%)
  Cox Communications, Inc. -- Class A (a)                            250                7
  Liberty Media Corporation -- Class A (a)                         2,410               24
  Viacom, Inc. -- Class B (a)                                      1,145               52

Computer & Data Processing Services (2.21%)
  Automatic Data Processing, Inc.                                  1,040               45
  Cadence Design Systems, Inc. (a)                                   865               14
  Electronic Data Systems Corporation                                225                8
  Microsoft Corporation (a)                                          170                9

Computer & Office Equipment (0.67%)
  Apple Computer, Inc. (a)                                           280                5
  Lexmark International Group, Inc. (a)                              325               18

Construction (0.47%)
  Fluor Corporation                                                  415               16

Electronic & Other Electric Equipment (0.50%)
  General Electric Company                                           595               17

Electronic Components & Accessories (0.55%)
  Linear Technology Corporation                                      175                6
  Maxim Integrated Products (a)                                      175                7
  Texas Instruments Incorporated                                     255                6

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUS BALANCED (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Food & Kindred Products (0.93%)
  Heinz (H.J.) Company                                               785   $           32

Food Stores (0.93%)
  Kroger Co. (The) (a)                                             1,630               32

Health Services (0.20%)
  Tenet Healthcare Corporation (a)                                    95                7

Hotels & Other Lodging Places (0.12%)
  Fairmont Hotels & Resorts Inc.                                     170                4

Insurance (3.84%)
  AFLAC Incorporated                                                 595               19
  American International Group, Inc.                                 530               36
  Berkshire Hathaway Inc. -- Class B (a)                              18               40
  Chubb Corporation                                                  310               22
  CIGNA Corporation                                                   55                5
  XL Capital Ltd. -- Class A                                         120               10

Insurance Agents, Brokers & Service (1.86%)
  Marsh & McLennan Companies, Inc.                                   655               64

Manufacturing Industries (0.61%)
  Mattel, Inc.                                                     1,005               21

Oil & Gas Extraction (1.05%)
  Apache Corporation                                                 100                6
  Burlington Resources Inc.                                          395               15
  EnCana Corporation                                                 460               14
  PanCanadian Energy Corporation                                      36                1

Paper & Allied Products (1.54%)
  3M Company                                                         425               53

Personal Credit Institutions (0.52%)
  Household International, Inc.                                      365               18

Petroleum Refining (1.49%)
  Exxon Mobil Corporation                                          1,225               51

Pharmaceuticals (2.15%)
  Allergan, Inc.                                                     325               22
  Schering-Plough Corporation                                        735               18
  Wyeth                                                              655               34

Printing & Publishing (1.25%)
  Gannett Co., Inc.                                                  565               43

Restaurants (0.38%)
  McDonald's Corporation                                             450               13

Rubber & Misc. Plastic Products (0.17%)
  Goodyear Tire & Rubber Company (The)                               310                6

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Security & Commodity Brokers (0.76%)
  American Express Company                                           725   $           26

Telecommunications (0.35%)
  AT&T Corp.                                                       1,100               12

Trucking & Warehousing (1.05%)
  CNF Transportation Inc.                                            950               36

Variety Stores (0.82%)
  Target Corporation                                                 545               21
  Wal-Mart Stores, Inc.                                              125                7
                                                                           --------------

TOTAL COMMON STOCKS (COST: $1,534)                                                  1,470
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (20.38%)
  Freddie Mac
    1.90%, due 07/01/2002                                  $         700   $          700
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS
(COST: $700)                                                                          700
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $3,604)                                 $        3,544
                                                                           ==============

SUMMARY:
  Investments, at market value                                   103.20%   $        3,544
  Liabilities in excess of other assets                           -3.20%             (110)
                                                           -------------   --------------
  Net assets                                                     100.00%   $        3,434
                                                           =============   ==============
INVESTMENTS BY COUNTRY:
------------------------------------------------------------------------------------------
                                                                               MARKET
                                                            PERCENTAGE          VALUE
------------------------------------------------------------------------------------------
  Canada                                                           0.40%   $           14
  Germany                                                          0.59%               21
  United Kingdom                                                   0.90%               32
  United States                                                   98.11%            3,477
                                                           -------------   --------------
    Investments, at market value                                 100.00%   $        3,544
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MODERATE ASSET ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.01%)

Aggressive Equity (6.86%)
  T. Rowe Price Small Cap                                         30,913   $          282
  Third Avenue Value                                              77,714            1,126
  Transamerica Growth Opportunities                               47,830              521

Balanced (6.83%)
  American Century Income & Growth                                86,276              732
  Clarion Real Estate Securities                                  93,327            1,188

Fixed-Income (33.60%)
  MFS High Yield                                                 449,080            3,974
  PIMCO Total Return                                             402,721            4,044
  Transamerica Convertible Securities                            145,333            1,426

Growth Equity (42.69%)
  Capital Guardian U.S. Equity                                   136,062            1,103
  Dreyfus Mid Cap                                                 62,000              694
  GE U.S. Equity                                                 103,075            1,240
  Great Companies -- America(SM)                                 132,222            1,104
  Jennison Growth                                                206,917            1,380
  PBHG/NWQ Value Select                                           89,783            1,206
  Salomon All Cap                                                 73,167              808
  T. Rowe Price Equity Income                                     95,452            1,667
  T. Rowe Price Growth Stock                                      78,269            1,282
  Transamerica Equity                                            102,577            1,510

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (10.03%)
  American Century International                                 157,574   $        1,152
  Capital Guardian Global                                        117,460            1,116
  Gabelli Global Growth                                           76,303              552
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $28,919)                                                 28,107
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $28,919)                                $       28,107
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.01%   $       28,107
  Liabilities in excess of other assets                           -0.01%               (4)
                                                           -------------   --------------
  Net assets                                                     100.00%   $       28,103
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MODERATELY AGGRESSIVE ASSET ALLOCATION
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

MUTUAL FUNDS (100.01%)

Aggressive Equity (13.30%)
  Dreyfus Small Cap Value                                         69,177   $          834
  Third Avenue Value                                              81,612            1,183
  Transamerica Growth Opportunities                              127,685            1,390
  Van Kampen Emerging Growth                                      31,105              491

Balanced (10.18%)
  American Century Income & Growth                               118,029            1,002
  Clarion Real Estate Securities                                  73,739              939
  Federated Growth & Income                                       63,887            1,042

Fixed-Income (15.94%)
  MFS High Yield                                                 252,986            2,239
  PIMCO Total Return                                             242,341            2,433

Growth Equity (46.46%)
  Capital Guardian U.S. Equity                                   126,002            1,022
  GE U.S. Equity                                                  82,971              998
  Great Companies -- America(SM)                                 138,680            1,158
  Great Companies -- Technology(SM)                              185,082              553
  Janus Growth II                                                 13,354              481
  Jennison Growth                                                314,511            2,098
  PBHG/NWQ Value Select                                          119,992            1,611
  Salomon All Cap                                                127,780            1,411
  T. Rowe Price Equity Income                                    122,770            2,144
  Transamerica Equity                                            145,231            2,138

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

World Equity (14.13%)
  American Century International                                 248,064   $        1,813
  Capital Guardian Global                                        123,183            1,170
  Gabelli Global Growth                                          160,006            1,157
                                                                           --------------

TOTAL MUTUAL FUNDS (COST: $30,444)                                                 29,307
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $30,444)                                $       29,307
                                                                           ==============

SUMMARY:
  Investments, at market value                                   100.01%   $       29,307
  Liabilities in excess of other assets                           -0.01%               (4)
                                                           -------------   --------------
  Net assets                                                     100.00%   $       29,303
                                                           =============   ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (f)
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (37.53%)
  Fannie Mae -- Conventional Pools
    6.00%, due 01/01/2017                                  $          39   $           40
    5.50%, due 02/01/2017                                            500              501
    5.50%, due 04/01/2017                                            250              250
    5.50%, due 05/01/2017                                            250              250
    6.00%, due 05/01/2017                                             25               25
    5.50%, due 06/01/2017                                            500              501
    6.00%, due 06/01/2017                                          1,186            1,211
  Fannie Mae -- July TBA
    5.50%, due 07/01/2017                                          2,000            2,000
    6.00%, due 07/01/2017                                          3,000            3,058
    6.00%, due 07/01/2032                                          1,250            1,246
  Fannie Mae -- August TBA
    5.50%, due 08/01/2017                                          1,000              997
  Fannie Mae -- Variable Rate (e)
    2.39%, due 05/25/2026                                             40               40
  Ginnie Mae -- July TBA
    6.50%, due 07/01/2031                                          2,000            2,039
    6.00%, due 07/01/2032                                          3,000            2,995
  Ginnie Mae -- Various Pools (d)
    6.50%, due 06/20/2032                                             10                9
                                                                           --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (COST: $15,120)                                 15,162
                                                                           --------------

FOREIGN GOVERNMENT OBLIGATIONS (3.45%)
  Federative Republic of Brazil
    3.06%, due 04/15/2006 (e)                                        320              252
    11.50%, due 03/12/2008                                            45               31
    8.00%, due 04/15/2014 (e)                                         18               12
  Republic of Croatia (e)
    2.88%, due 07/31/2010                                            232              232
  Republic of Panama
    8.25%, due 04/22/2008                                             10               10
    9.63%, due 02/08/2011                                             10               10
  Republic of Peru
    9.13%, due 02/21/2012                                            180              161
  Republic of Peru -- 144A (a)
    9.13%, due 02/21/2012                                            120              109
  Republic of South Africa
    9.13%, due 05/19/2009                                            120              135
  United Mexican States
    8.63%, due 03/12/2008                                            100              107
    7.50%, due 01/14/2012                                            340              336
                                                                           --------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST: $1,417)                                 1,395
                                                                           --------------

MORTGAGE-BACKED SECURITIES (5.35%)
  Amortizing Residential Collateral Trust (d)(e)
    0.00%, due 06/25/2032                                            100              100
  Bank of America Mortgage Securities, Inc. (e)
    6.23%, due 07/25/2031                                             28               29
  Chase Mortgage Finance Corporation
    7.25%, due 02/25/2031                                            380              384
  CS First Boston Mortgage Securities Corp. (d)
    2.17%, due 03/25/2032                                            500              500
  Home Equity Asset Trust (d)(e)
    2.14%, due 11/25/2032                                            500              500
  Household Mortgage Loan Trust (d)
    2.14%, due 05/20/2032                                            400              400
  Structured Asset Securities Corporation
    2.13%, due 01/25/2033                                             49               49
  Vanderbilt Acquisition Loan Trust (d)
    3.28%, due 01/07/2013                                            200              200
                                                                           --------------

TOTAL MORTGAGE-BACKED SECURITIES (COST: $2,161)                                     2,162
                                                                           --------------

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CORPORATE DEBT SECURITIES (24.23%)

Amusement & Recreation Services (1.17%)
  MGM MIRAGE
    6.95%, due 02/01/2005                                  $         300   $          304
    8.50%, due 09/15/2010                                            160              167

Automotive (1.53%)
  DaimlerChrysler North America Holding Corporation
    6.84%, due 10/15/2002                                             50               51
    3.92%, due 12/16/2002 (e)                                         50               50
    7.13%, due 04/10/2003                                            100              103
    7.75%, due 05/27/2003                                            300              311
  Ford Motor Company
    7.45%, due 07/16/2031                                            110              102

Business Credit Institutions (1.62%)
  CIT Group, Inc. (The)
    2.01%, due 09/13/2002 (e)                                        200              198
    5.92%, due 01/15/2003                                             55               54
    2.51%, due 02/28/2003 (e)                                        300              293
  Ford Motor Credit Company
    2.17%, due 06/02/2003 (e)                                        100               99
    7.25%, due 10/25/2011                                             10               10

Commercial Banks (0.32%)
  HSBC Capital Funding LP -- 144A (a)(e)
    10.18%, due 12/31/2049                                           100              128

Communication (3.13%)
  Comcast Cable Communications, Inc.
    6.75%, due 01/30/2011                                            210              188
  Cox Communications, Inc.
    6.15%, due 08/01/2003 (e)                                        350              353
    6.75%, due 03/15/2011                                            160              143
  CSC Holdings, Inc.
    7.63%, due 04/01/2011                                            220              177
  TCI Communications, Inc.
    6.38%, due 05/01/2003                                            300              306
    8.65%, due 09/15/2004                                            100              103

Computer & Data Processing Services (0.75%)
  AOL Time Warner Inc.
    6.88%, due 05/01/2012                                             10                9
    7.70%, due 05/01/2032                                            330              293

Electric Services (1.12%)
  Dynegy Holdings Inc.
    6.25%, due 07/15/2002                                             50               50
  PSEG Power LLC -- 144A (a)
    6.95%, due 06/01/2012                                            100              101
  TXU Electric Company -- 144A (a)(e)
    2.49%, due 06/15/2003                                            300              300

Environmental Services (0.13%)
  Waste Management, Inc.
    6.38%, due 12/01/2003                                             50               51

Food & Kindred Products (0.32%)
  Kellogg Company
    5.50%, due 04/01/2003                                            128              130

Food Stores (0.12%)
  Safeway Inc.
    3.63%, due 11/05/2003                                             50               50

Gas Production & Distribution (2.34%)
  Coastal Corporation (The)
    8.13%, due 09/15/2002                                            100              100
  El Paso Corporation
    7.00%, due 05/15/2011                                            380              364
    7.75%, due 01/15/2032                                             40               37
  Williams Companies, Inc. (The)
    6.50%, due 11/15/2002                                            100               96
  Williams Companies, Inc. (The) -- 144A (a)
    8.13%, due 03/15/2012                                            200              168
    8.75%, due 03/15/2032                                            220              179

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (f) (continued)
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Hotels & Other Lodging Places (0.38%)
  Harrah's Operating Company, Inc.
    8.00%, due 02/01/2011                                  $          50   $           54
  Hilton Hotels Corporation
    7.70%, due 07/15/2002                                             50               50
  Starwood Hotels & Resorts Worldwide, Inc. -- 144A (a)
    7.88%, due 05/01/2012                                             50               49

Instruments & Related Products (1.50%)
  Raytheon Company
    6.45%, due 08/15/2002                                            450              452
    7.90%, due 03/01/2003                                            150              154

Oil & Gas Extraction (1.20%)
  Dynegy Holdings Inc.
    8.75%, due 02/15/2012                                             20               15
  Kerr-McGee Corporation (e)
    2.80%, due 06/28/2004                                             10               10
  Occidental Petroleum Corporation
    6.75%, due 11/15/2002                                            150              152
  Transocean Inc.
    6.50%, due 04/15/2003                                            300              307

Paper & Allied Products (1.59%)
  International Paper Company
    7.10%, due 07/26/2002                                            100              100
  International Paper Company
    8.00%, due 07/08/2003                                            270              283
  Willamette Industries, Inc.
    9.13%, due 02/15/2003                                            250              259

Personal Credit Institutions (0.27%)
  General Electric Capital Corporation
    6.00%, due 06/15/2012                                            100              100
  General Motors Acceptance Corporation
    8.00%, due 11/01/2031                                             10               10

Radio & Television Broadcasting (0.05%)
  British Sky Broadcasting Group PLC
    8.20%, due 07/15/2009                                             20               20

Savings Institutions (0.38%)
  Golden State Holdings Inc.
    2.91%, due 08/01/2003 (e)                                         50               50
    7.00%, due 08/01/2003                                            100              104

Security & Commodity Brokers (0.13%)
  Credit Suisse First Boston (USA), Inc.
    6.28%, due 05/15/2003                                             50               52

Telecommunications (5.90%)
  AT&T Corp.
    8.00%, due 11/15/2031                                            140              110
  AT&T Wireless Services, Inc.
    8.13%, due 05/01/2012                                            270              220
  Deutsche Telekom International Finance BV
    8.00%, due 06/15/2010                                             50               50
    9.25%, due 06/01/2032                                            150              151
  France Telecom
    8.25%, due 03/01/2011 (e)                                         50               46
    9.00%, due 03/01/2031 (e)                                        240              212

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------
Telecommunications (continued)
  Qwest Capital Funding, Inc.
    7.25%, due 02/15/2011                                  $         110   $           62
  Qwest Capital Funding, Inc. -- 144A (a)(e)
    2.46%, due 07/08/2002                                            200              196
  Qwest Corporation
    6.38%, due 10/15/2002                                             75               71
  Qwest Corporation -- 144A (a)
    8.88%, due 03/15/2012                                            310              276
  Sprint Capital Corporation
    5.70%, due 11/15/2003                                            100               89
    7.63%, due 01/30/2011                                             50               40
  Sprint Capital Corporation -- 144A (a)
    8.38%, due 03/15/2012                                            140              116
    8.75%, due 03/15/2032                                            200              150
  Sprint Corporation
    9.50%, due 04/01/2003                                             50               52
  Sprint Corporation (FON Group)
    8.13%, due 07/15/2002                                             50               50
  Verizon Global Funding Corp.
    6.13%, due 06/15/2007                                            300              299
  Verizon Wireless Capital LLC -- 144A (a)(e)
    2.29%, due 12/17/2003                                            200              197

Tobacco Products (0.13%)
  R.J. Reynolds Tobacco Holdings, Inc.
    7.38%, due 05/15/2003                                             50               51

Transportation & Public Utilities (0.15%)
  CMS Panhandle Holdings, LLC
    6.50%, due 07/15/2009                                             70               59
                                                                           --------------

TOTAL CORPORATE DEBT SECURITIES (COST: $10,044)                                     9,786
                                                                           --------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.56%)
  U.S. Treasury Bill
    1.62%, due 08/15/2002 (b)                                        110              110
    1.63%, due 08/15/2002 (b)                                         50               50
    1.69%, due 08/15/2002 (b)                                         45               45
    1.70%, due 08/15/2002 (b)                                         10               10
    1.74%, due 08/15/2002 (b)                                         10               10
                                                                           --------------

TOTAL SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (COST: $225)                             225
                                                                           --------------

COMMERCIAL PAPER (3.71%)
  Australia and New Zealand Banking Group Limited
    (Delaware)
    1.77%, due 08/07/2002                                            500              499
  UBS Finance (Delaware) LLC
    1.76%, due 08/08/2002                                          1,000              998
                                                                           --------------

TOTAL COMMERCIAL PAPER (COST: $1,497)                                               1,497
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $30,464)                                $       30,227
                                                                           ==============

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
PIMCO TOTAL RETURN (f) (continued)
At June 30, 2002
(all amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

WRITTEN OPTIONS (-0.07%)

Covered Call Options (-0.02%)
  Treasury Note Future
    Call Strike $108.00,
    Expires 08/24/2002                                                 3   $           (3)
  Treasury Note Future
    Call Strike $109.00,
    Expires 08/24/2002                                                 3               (2)
  Treasury Note Future
    Call Strike $110.00,
    Expires 08/24/2002                                                10               (4)

Put Options (-0.05%)
  90-Day Eurodollar Future
    Put Strike $96.50,
    Expires 12/16/2002                                                 6               (c)
  90-Day Eurodollar Future
    Put Strike $96.50,
    Expires 03/17/2003                                                15               (5)
  90-Day Eurodollar Future
    Put Strike $96.75,
    Expires 03/17/2003                                                26              (13)
                                                                           --------------

TOTAL WRITTEN OPTIONS (PREMIUM: $38)                                                  (27)
                                                                           ==============


                                                             NUMBER OF         MARKET
                                                             CONTRACTS          VALUE
------------------------------------------------------------------------------------------

SUMMARY:
  Investments, at market value                                    74.83%   $       30,227
  Written options                                                 -0.07%              (27)
  Other assets in excess of liabilities                           25.24%           10,195
                                                           -------------   --------------
  Net assets                                                     100.00%   $       40,395
                                                           =============   ==============

FORWARD FOREIGN CURRENCY CONTRACTS:

--------------------------------------------------------------------
                                      AMOUNT IN      NET UNREALIZED
              BOUGHT   SETTLEMENT    U.S. DOLLARS     APPRECIATION
CURRENCY      (SOLD)      DATE      BOUGHT (SOLD)    (DEPRECIATION)
--------------------------------------------------------------------
Euro Dollar    (16)    07/11/2002   $          (16)  $             0

FUTURES CONTRACTS:

-------------------------------------------------------------------------------------
                                                                      NET UNREALIZED
                                        SETTLEMENT                     APPRECIATION
                            CONTRACTS      DATE          AMOUNT       (DEPRECIATION)
-------------------------------------------------------------------------------------
Euro -- Bundesobligation       33       09/06/2002   $        3,452   $            (3)
U.S. Treasury Bond             16       09/30/2002            1,645                12
10-Year U.S. Treasury Note     53       09/30/2002            5,683                34
90-Day Eurodollar              15       12/16/2002            3,665                24
90-Day Eurodollar              15       03/17/2003            3,647                 5
                                                     --------------   ---------------
                                                     $       18,092   $            72
                                                     ==============   ===============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(b) At June 30, 2002, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures and option contracts. The market value of all securities segregated at June 30, 2002 is $225.

(c) Market value is less than $1.

(d) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

(e) Step or variable rate bond. Rate is listed as of June 30, 2002.

(f) The Purchased Options category has been omitted since its market value is less than $1. The securities in this category 90-Day Eurodollar Future (Put Strike $92.75, Expires 12/16/2002) and 90-Day Eurodollar Future (Put Strike $95.50, Expires 12/16/2002) have a cost of less than $1.

DEFINITIONS:

TBA Mortgage-backed securities traded under delayed delivery commitments. Income on TBA's are not earned until settlement date.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA CONVERTIBLE SECURITIES
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE BONDS (39.62%)

Air Transportation (0.88%)
  Continental Airlines, Inc.
    4.50%, due 02/01/2007                                  $          60   $           44

Automotive Dealers & Service Stations (0.50%)
  Pep Boys (The) -- Manny, Moe & Jack -- 144A (b)
    4.25%, due 06/01/2007                                             25               25

Business Services (1.38%)
  First Data Corporation
    2.00%, due 03/01/2008                                             61               69

Communication (3.78%)
  Echostar Communications Corporation
    4.88%, due 01/01/2007                                            120               94
  Liberty Media Corporation
    3.25%, due 03/15/2031                                            100               95

Communications Equipment (2.18%)
  L-3 Communications Holdings, Inc.
    4.00%, due 09/15/2011                                             90              109

Computer & Data Processing Services (2.14%)
  Affiliated Computer Services, Inc.
    3.50%, due 02/15/2006                                             58               74
  Rational Software Corporation
    5.00%, due 02/01/2007                                             40               33

Computer & Office Equipment (3.32%)
  Juniper Networks, Inc.
    4.75%, due 03/15/2007                                            120               74
  Xerox Corporation
    0.57%, due 04/21/2018                                            155               92

Electronic Components & Accessories (1.62%)
  LSI Logic Corporation
    4.00%, due 11/01/2006                                            100               81

Health Services (2.10%)
  Province Healthcare Company
    4.50%, due 11/20/2005                                            100              105

Hotels & Other Lodging Places (0.26%)
  Marriott International, Inc.
    Zero Coupon, due 05/08/2021                                       15               13

Insurance (5.35%)
  American International Group, Inc.
    Zero Coupon, due 11/09/2031                                      150               92
  LifePoint Hospitals Holdings, Inc. -- 144A (b)
    4.50%, due 06/01/2009                                             75               78
  Odyssey Re Holdings Corp. (c)
    4.38%, due 06/15/2022                                             90               97

Lumber & Wood Products (1.54%)
  Masco Corporation
    Zero Coupon, due 07/20/2031                                      180               77

Oil & Gas Extraction (3.22%)
  Diamond Offshore Drilling, Inc.
    1.50%, due 04/15/2031                                            100               91
  Nabors Industries Ltd.
    Zero Coupon, due 02/05/2021                                      120               70

Pharmaceuticals (6.45%)
  ALZA Corporation
    Zero Coupon, due 07/28/2020                                       90               68
  Amgen Inc.
    Zero Coupon, due 03/01/2032                                      150              102
  Isis Pharmaceuticals, Inc. -- 144A (b)
    5.50%, due 05/01/2009                                             30               25
  Roche Holding AG -- 144A (b)
    Zero Coupon, due 01/19/2015                                      180              127

Radio, Television, & Computer Stores (1.58%)
  Best Buy Co., Inc. -- 144A (b)
    2.25%, due 01/15/2022                                             90               79

------------------------------------------------------------------------------------------
                                                             PRINCIPAL         MARKET
                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------

Variety Stores (1.58%)
  Costco Wholesale Corporation
    Zero Coupon, due 08/19/2017                            $          90   $           79

Wholesale Trade Durable Goods (0.52%)
  IKON Office Solutions, Inc. -- 144A (b)
    5.00%, due 05/01/2007                                             30               26

Wholesale Trade Nondurable Goods (1.22%)
  SUPERVALU INC.
    Zero Coupon, due 11/02/2031                                      200               61
                                                                           --------------

TOTAL CONVERTIBLE BONDS (COST: $2,061)                                              1,980
                                                                           --------------
------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS (30.34%)

Aerospace (1.98%)
  Northrop Grumman Corporation                                       750   $           99

Amusement & Recreation Services (0.56%)
  Six Flags, Inc.                                                  1,200               28

Automotive (3.36%)
  Ford Motor Company Capital Trust II                              2,000              113
  General Motors Corporation                                       2,100               55

Business Services (2.80%)
  Newell Financial Trust I                                         3,000              140

Commercial Banks (2.26%)
  Provident Financial Group, Inc.                                  4,000              113

Computer & Data Processing Services (1.04%)
  Electronic Data Systems Corporation                              1,400               52

Electric Services (6.71%)
  American Electric Power Company, Inc.                            2,000               98
  DTE Energy Company                                               3,000               79
  Duke Energy Corporation -- Series B                              4,800              104
  TXU Corp.                                                        1,000               54

Electric, Gas & Sanitary Services (1.22%)
  Ameren Corporation                                               2,250               61

Insurance (5.13%)
  Anthem, Inc.                                                     1,150               95
  PartnerRe Ltd.                                                   1,750               90
  Travelers Property Casualty Corp.                                3,000               71

Life Insurance (1.38%)
  Prudential Financial, Inc. -- Units                              1,200               69

Paper & Allied Products (0.28%)
  International Paper Company                                        300               14

Personal Credit Institutions (1.26%)
  Capital One Financial Corporation                                1,300               63

Savings Institutions (0.62%)
  Washington Mutual, Inc. -- Units (a)                               600               31

Telecommunications (1.74%)
  ALLTEL Corporation                                               1,800               87
                                                                           --------------

TOTAL CONVERTIBLE PREFERRED STOCKS (COST: $1,543)                                   1,516
                                                                           --------------

PREFERRED STOCKS (1.08%)

Insurance Agents, Brokers & Service (1.08%)
  MetLife Capital Trust I                                            600               54
                                                                           --------------

TOTAL PREFERRED STOCKS (COST: $59)                                                     54
                                                                           --------------

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
TRANSAMERICA CONVERTIBLE SECURITIES (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (2.14%)

Finance (0.52%)
  Express Scripts Automatic Exchange Securities Trust                300   $           26

Insurance (1.62%)
  Berkshire Hathaway Inc. -- 144A (a)(b)(c)                            8               81
                                                                           --------------

TOTAL COMMON STOCKS (COST: $113)                                                      107
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $3,776)                                 $        3,657
                                                                           ==============

SUMMARY:
  Investments, at market value                                    73.18%   $        3,657
  Other assets in excess of liabilities                           26.82%            1,340
                                                           -------------   --------------
  Net assets                                                     100.00%   $        4,997
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

(c) Securities valued as determined in good faith in accordance with procedures established by the Fund's Board of Directors.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VALUE LINE AGGRESSIVE GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (92.10%)

Apparel & Accessory Stores (3.46%)
  Abercrombie & Fitch Co. -- Class A (a)                           3,200   $           77
  American Eagle Outfitters, Inc. (a)                              3,000               63
  AnnTaylor, Inc. (a)                                              3,900               99

Automotive (4.32%)
  Harley-Davidson, Inc.                                            5,800              298

Beverages (0.57%)
  PepsiCo, Inc.                                                      800               39

Business Services (1.52%)
  Omnicom Group, Inc.                                              2,300              105

Chemicals & Allied Products (2.19%)
  Colgate-Palmolive Company                                        1,200               60
  International Flavors & Fragrances Inc.                          2,800               91

Commercial Banks (9.85%)
  BB&T Corporation                                                 1,400               54
  Citigroup Inc.                                                   4,100              159
  Fifth Third Bancorp                                              3,900              261
  State Street Corporation                                         1,800               80
  U.S. Bancorp                                                     2,500               58
  Zions Bancorporation                                             1,300               68

Communications Equipment (0.64%)
  QUALCOMM Incorporated (a)                                        1,600               44

Computer & Data Processing Services (6.72%)
  Adobe Systems Incorporated                                       2,000               57
  Electronic Arts Inc. (a)                                         1,000               66
  Fiserv, Inc. (a)                                                 2,850              105
  Microsoft Corporation (a)                                        2,300              126
  Network Associates, Inc. (a)                                     4,000               77
  PeopleSoft, Inc. (a)                                             2,200               33

Computer & Office Equipment (2.12%)
  Adaptec, Inc. (a)                                                5,500               43
  Dell Computer Corporation (a)                                    2,700               71
  Polycom, Inc. (a)                                                2,700               32

Construction (3.28%)
  Centex Corporation                                               1,200               69
  KB Home                                                          1,600               82
  Pulte Corporation                                                1,300               75

Department Stores (3.36%)
  Kohl's Corporation (a)                                           3,300              232

Educational Services (1.06%)
  Education Management Corporation (a)                             1,800               73

Electronic & Other Electric Equipment (2.33%)
  General Electric Company                                         3,500              102
  Whirlpool Corp.                                                    900               59

Electronic Components & Accessories (0.90%)
  Texas Instruments Incorporated                                   2,600               62

Food Stores (0.80%)
  Safeway Inc. (a)                                                 1,900               55

Furniture & Home Furnishings Stores (1.64%)
  Bed Bath & Beyond Inc. (a)                                       3,000              113

Health Services (6.14%)
  HCA Inc.                                                         3,200              152
  HEALTHSOUTH Corporation (a)                                      5,500               70
  Laboratory Corporation of America Holdings (a)                   2,000               91
  Tenet Healthcare Corporation (a)                                 1,000               72
  Universal Health Services, Inc. -- Class B (a)                     800               39

Instruments & Related Products (1.25%)
  Raytheon Company                                                 2,100               86

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Insurance (5.28%)
  American International Group, Inc.                               2,300   $          157
  MGIC Investment Corporation                                      1,600              108
  Oxford Health Plans, Inc. (a)                                    1,200               56
  UnumProvident Corporation                                        1,700               43

Insurance Agents, Brokers & Service (0.86%)
  Hartford Financial Services Group, Inc. (The)                    1,000               59

Lumber & Other Building Materials (3.03%)
  Home Depot, Inc. (The)                                           1,500               55
  Lowe's Companies, Inc.                                           3,400              154

Management Services (0.45%)
  Paychex, Inc.                                                    1,000               31

Manufacturing Industries (0.77%)
  Mattel, Inc.                                                     2,500               53

Medical Instruments & Supplies (3.54%)
  Biomet, Incorporated                                             3,000               81
  Medtronic, Inc.                                                  3,800              163

Oil & Gas Extraction (0.99%)
  BJ Services Company (a)                                          1,200               41
  Noble Corporation (a)                                              700               27

Personal Credit Institutions (1.83%)
  Capital One Financial Corporation                                1,000               61
  Household International, Inc.                                    1,300               65

Pharmaceuticals (6.38%)
  Amgen Inc. (a)                                                   1,300               54
  Biovail Corporation (a)                                          1,200               35
  Cardinal Health, Inc.                                            1,050               64
  Immunex Corporation (a)                                          2,000               45
  Johnson & Johnson                                                2,400              125
  MedImmune, Inc. (a)                                              1,400               37
  Pfizer Inc.                                                      2,300               81

Radio, Television, & Computer Stores (0.87%)
  Best Buy Co., Inc. (a)                                           1,650               60

Railroads (1.01%)
  Norfolk Southern Corporation                                     3,000               70

Residential Building Construction (1.06%)
  Lennar Corporation                                               1,200               73

Restaurants (0.93%)
  Cheesecake Factory Incorporated (The) (a)                        1,800               64

Retail Trade (1.29%)
  Staples, Inc. (a)                                                4,500               89

Savings Institutions (0.65%)
  Washington Mutual, Inc.                                          1,200               45

Telecommunications (0.35%)
  Telephone and Data Systems, Inc.                                   400               24

Textile Mill Products (0.78%)
  Mohawk Industries, Inc. (a)                                        885               54

Tobacco Products (1.01%)
  Philip Morris Companies Inc.                                     1,600               70

Transportation Equipment (1.54%)
  General Dynamics Corporation                                     1,000              106

U.S. Government Agencies (1.96%)
  Fannie Mae                                                       1,000               74
  Freddie Mac                                                      1,000               61

Variety Stores (3.15%)
  Costco Wholesale Corporation (a)                                 1,400               54
  Target Corporation                                               2,400               91
  Wal-Mart Stores, Inc.                                            1,300               72

Wholesale Trade Durable Goods (0.97%)
  Fisher Scientific International Inc. (a)                         2,400               67

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
VALUE LINE AGGRESSIVE GROWTH (continued)
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Wholesale Trade Nondurable Goods (1.25%)
  SUPERVALU INC.                                                   3,500   $           86
                                                                           --------------

TOTAL COMMON STOCKS (COST: $6,622)                                                  6,353
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $6,622)                                 $        6,353
                                                                           ==============

SUMMARY:
  Investments, at market value                                    92.10%   $        6,353
  Other assets in excess of liabilities                            7.90%              545
                                                           -------------   --------------
  Net assets                                                     100.00%   $        6,898
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

The accompanying notes are an integral part of this report.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
LKCM CAPITAL GROWTH
At June 30, 2002
(all amounts except share amounts in thousands)
(unaudited)

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

COMMON STOCKS (98.12%)

Apparel & Accessory Stores (3.19%)
  Charming Shoppes, Inc. (a)                                      20,000   $          173

Business Services (8.01%)
  Clear Channel Communications, Inc. (a)                           4,200              134
  Cross Media Marketing Corporation (a)                           20,000              188
  First Data Corporation                                           3,000              112

Chemicals & Allied Products (1.83%)
  Smith International, Inc. (a)                                    1,450               99

Communication (7.15%)
  Comcast Corporation -- Class A (a)                               8,000              191
  Viacom, Inc. -- Class B (a)                                      4,425              196

Computer & Data Processing Services (13.02%)
  Alliance Data Systems Corporation (a)                            6,000              153
  Mercury Interactive Corporation (a)                              3,600               83
  Oracle Corporation (a)                                          22,000              208
  VERITAS Software Corporation (a)                                13,200              261

Electronic Components & Accessories (23.94%)
  Altera Corporation (a)                                           5,500               75
  Applied Micro Circuits Corporation (a)                          20,000               95
  Broadcom Corporation -- Class A (a)                             21,000              368
  Micron Technology, Inc. (a)                                      8,000              162
  PMC-Sierra, Inc. (a)                                            28,000              260
  Texas Instruments Incorporated                                   8,000              190
  Vitesse Semiconductor Corporation (a)                           47,000              146

Environmental Services (2.31%)
  Allied Waste Industries, Inc. (a)                               13,000              125

Health Services (2.23%)
  Triad Hospitals, Inc. (a)                                        2,850              121

Hotels & Other Lodging Places (2.12%)
  Park Place Entertainment Corporation (a)                        11,225              115

------------------------------------------------------------------------------------------
                                                             NUMBER OF         MARKET
                                                              SHARES            VALUE
------------------------------------------------------------------------------------------

Industrial Machinery & Equipment (9.66%)
  Applied Materials, Inc. (a)                                      5,000   $           95
  Cymer, Inc. (a)                                                  7,000              245
  SpeedFam-IPEC, Inc. (a)                                         35,000              183

Medical Instruments & Supplies (2.29%)
  Medtronic, Inc.                                                  2,900              124

Oil & Gas Extraction (3.73%)
  GlobalSantaFe Corporation                                        3,100               85
  Ocean Energy Inc.                                                5,400              117

Personal Services (1.40%)
  Weight Watchers International, Inc. (a)                          1,750               76

Security & Commodity Brokers (14.97%)
  AmeriCredit Corp. (a)                                           17,000              476
  Goldman Sachs Group, Inc. (The)                                  1,150               84
  Lehman Brothers Holdings Inc.                                    1,850              116
  Morgan Stanley Dean Witter & Co.                                 3,100              134

Tobacco Products (2.27%)
  Loews Corporation -- Carolina Group                              4,550              123
                                                                           --------------

TOTAL COMMON STOCKS (COST: $7,521)                                                  5,313
                                                                           --------------

TOTAL INVESTMENT SECURITIES (COST: $7,521)                                 $        5,313
                                                                           ==============

SUMMARY:
  Investments, at market value                                    98.12%   $        5,313
  Other assets in excess of liabilities                            1.88%              102
                                                           -------------   --------------
  Net assets                                                     100.00%   $        5,415
                                                           =============   ==============

NOTES TO SCHEDULE OF INVESTMENTS:

(a) No dividends were paid during the preceding twelve months.

The accompanying notes are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2002
(unaudited)

                                                                                                                     VAN KAMPEN
                                                                                                  TRANSAMERICA         ACTIVE
 All amounts (except per share amounts) in thousands             AEGON             JANUS             MONEY         INTERNATIONAL
 ---------------------------------------------------              BOND             GROWTH            MARKET          ALLOCATION
ASSETS:
  Investments in securities, at cost..................        $   232,523       $ 1,590,221       $   493,954       $   119,182
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $       696
                                                              ===========       ===========       ===========       ===========
  Investments in securities, at market value..........        $   238,031       $ 1,357,862       $   493,954       $   112,711
  Cash................................................              8,357                 0             5,761             4,545
  Foreign cash........................................                  0                 0                 0               590
  Collateral for securities on loan...................             22,828            96,258                 0             4,860
  Receivables:
    Securities sold...................................                  0             5,088                 0               119
    Interest..........................................              2,786                43               187                 2
    Dividends.........................................                  0               185                 0               349
    Dividend reclaims receivable......................                  0                 7                 0               188
    Foreign currency contracts........................                  0                 0                 0               205
    Other.............................................                104               353                 7                29
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   272,106       $ 1,459,796       $   499,909       $   123,598
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Securities purchased................................              3,249             1,675                 0                 0
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                 89               949               140                86
    Due to custodian..................................                  0               199                 0                 0
    Dividends to shareholders.........................                  0                 0                20                 0
    Deposits for securities on loan...................             22,828            96,258                 0             4,860
    Foreign currency contracts........................                  0                 0                 0               227
    Variation margin..................................                  0                 0                 0                17
    Written options, at market value..................                  0                 0                 0                 0
    Other accrued liabilities.........................                111               421                24                15
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $    26,277       $    99,502       $       184       $     5,205
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   245,829       $ 1,360,294       $   499,725       $   118,393
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000           100,000           800,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($ .01 par value).....................        $       198       $       539       $     4,997       $       134
  Additional paid-in capital..........................            230,698         2,234,096           494,728           158,435
  Accumulated net investment income (loss)............             17,024            (3,102)                0             1,015
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................             (7,599)         (638,880)                0           (34,596)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........              5,508          (232,359)                0            (6,471)
    Futures contracts.................................                  0                 0                 0               (27)
    Foreign currency transactions.....................                  0                 0                 0               (97)
                                                              -----------       -----------       -----------       -----------
  Net assets applicable to outstanding shares of
    capital...........................................        $   245,829       $ 1,360,294       $   499,725       $   118,393
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             19,790            53,948           499,725            13,385
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $     12.42       $     25.22       $      1.00       $      8.85
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.


     VAN KAMPEN      VAN KAMPEN                         LKCM         VAN KAMPEN       DREYFUS         CAPITAL          ALGER
       ASSET           MONEY           JANUS         STRATEGIC        EMERGING       SMALL CAP        GUARDIAN       AGGRESSIVE
     ALLOCATION        MARKET          GLOBAL       TOTAL RETURN       GROWTH          VALUE           VALUE           GROWTH
    $   296,051     $   244,377     $   899,992     $   374,775     $   844,560     $   368,982     $   242,848     $   537,045
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $         0     $         0     $     1,097     $         0     $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $   274,560     $   244,377     $   859,361     $   393,202     $   842,554     $   278,640     $   233,176     $   507,729
         17,008              68               0               0              41          12,513          12,621              14
                              0           1,249               0               0               0               0               0
         16,963               0          70,748          27,362          95,211          53,386          20,903          83,657
          9,920               0           3,026               0           9,719           3,422               0          17,684
            716              24              27           2,132              31              23              35              27
            220               0             967             375             525              82             461             106
              0               0             145               0               0               1               1               0
              0               0           8,650               0               0               0               0               0
             37               0             276              65             432             130              55             316
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   319,424     $   244,469     $   944,449     $   423,136     $   948,513     $   348,197     $   267,252     $   609,533
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         35,358               0           8,931               0          11,638           4,617           2,462           8,600
            168              95             579             268             578             199             172             358
              0               0             904               3               0               0               0               0
              0               9               0               0               0               0               0               0
         16,963               0          70,748          27,362          95,211          53,386          20,903          83,657
              0               0          12,389               0               0               0               0               0
              5               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
             85              21             313              84             478             125              60             352
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    52,579     $       125     $    93,864     $    27,717     $   107,905     $    58,327     $    23,597     $    92,967
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   266,845     $   244,344     $   850,585     $   395,419     $   840,608     $   289,870     $   243,655     $   516,566
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         50,000         500,000         100,000          75,000          75,000          50,000          50,000          75,000
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $       191     $     2,443     $       535     $       291     $       532     $       240     $       155     $       397
        292,766         241,901       1,186,241         366,622       1,448,435         348,358         238,277         836,400
          8,488               0          21,690          17,108            (952)           (760)          2,905          (1,714)
        (13,064)              0        (313,671)         (7,029)       (605,401)         32,374          11,990        (289,201)
        (21,491)              0         (40,631)         18,427          (2,006)        (90,342)         (9,672)        (29,316)
            (45)              0               0               0               0               0               0               0
              0               0          (3,579)              0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   266,845     $   244,344     $   850,585     $   395,419     $   840,608     $   289,870     $   243,655     $   516,566
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         19,093         244,344          53,508          29,095          53,233          24,037          15,536          39,739
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $     13.97     $      1.00     $     15.90     $     13.59     $     15.79     $     12.06     $     15.68     $     13.00
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

At June 30, 2002
(unaudited)

                                                                                TRANSAMERICA
                                                               FEDERATED            U.S.            T. ROWE           T. ROWE
 All amounts (except per share amounts) in thousands            GROWTH &         GOVERNMENT          PRICE             PRICE
 ---------------------------------------------------             INCOME          SECURITIES      EQUITY INCOME      GROWTH STOCK
ASSETS:
  Investments in securities, at cost..................        $   384,482       $   161,327       $   346,576       $   224,828
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $        40
                                                              ===========       ===========       ===========       ===========
  Investments in securities, at market value..........        $   393,703       $   161,065       $   335,554       $   207,587
  Cash................................................                 70             9,611                68             1,915
  Foreign cash........................................                  0                 0                 0                25
  Collateral for securities on loan...................             27,080            46,878            20,855            16,102
  Receivables:
    Securities sold...................................             19,838                 0             1,281               327
    Interest..........................................                192             2,122                29                12
    Dividends.........................................              1,165                 0               737               205
    Dividend reclaims receivable......................                 16                 0                 0                 8
    Foreign currency contracts........................                  0                 0                 0                 0
    Other.............................................                122               125                32                37
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $   442,186       $   219,801       $   358,556       $   226,218
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Securities purchased................................             15,645                 0             2,295             1,664
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                241                87               221               141
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Deposits for securities on loan...................             27,080            46,878            20,855            16,102
    Foreign currency contracts........................                  6                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options, at market value..................                  0                 0                 0                 0
    Other accrued liabilities.........................                128               112                52                66
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $    43,100       $    47,077       $    23,423       $    17,973
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $   399,086       $   172,724       $   335,133       $   208,245
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($ .01 par value).....................        $       245       $       144       $       192       $       127
  Additional paid-in capital..........................            341,635           168,894           326,899           249,638
  Accumulated net investment income (loss)............             28,627             6,862             5,982               193
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................             19,345            (2,914)           13,082           (24,458)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........              9,221              (262)          (11,022)          (17,241)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                 13                 0                 0               (14)
                                                              -----------       -----------       -----------       -----------
  Net assets applicable to outstanding shares of
    capital...........................................        $   399,086       $   172,724       $   335,133       $   208,245
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             24,481            14,414            19,199            12,710
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $     16.31       $     11.98       $     17.46       $     16.38
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.


    TRANSAMERICA      PBHG/NWQ                                        AMERICAN                       J.P. MORGAN        THIRD
       VALUE           VALUE        TRANSAMERICA      JENNISON         CENTURY            GE           ENHANCED         AVENUE
      BALANCED         SELECT          EQUITY          GROWTH       INTERNATIONAL    U.S. EQUITY        INDEX           VALUE
    $   309,628     $   197,061     $   247,883     $    38,549      $    43,582     $   164,264     $   163,573     $   199,478
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $         0     $         0     $         0     $         0      $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $   276,479     $   186,906     $   232,709     $    34,548      $    44,092     $   151,431     $   140,357     $   207,647
         24,028             100          21,364           2,494            4,031           2,205              51             161
              0               0               0               0                0               0               0               0
         35,299          16,537          33,379           2,985            2,569           7,111           5,722          29,729
          5,913               0              85             339              993               0             168             354
          1,733               6              22               2                2               3               7              33
            484             262             112              21              104             150             191             259
              0               0               0               0               28               0               0               7
              0               0               0               0                1               0               0               0
            111              58              50               5               13              35              17              93
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   344,047     $   203,869     $   287,721     $    40,394      $    51,833     $   160,935     $   146,513     $   238,283
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          7,450             632             793             124              822              10             167           2,523
            190             127             158              25               36             105              90             135
              0               0               0               0              129               0               0               0
              0               0               0               0                0               0               0               0
         35,299          16,537          33,379           2,985            2,569           7,111           5,722          29,729
              0               0               0               0                1               0               0               0
              0               0               0               0                0               0               3               0
          7,510               0               0               0                0               0               0               0
            117              65              97              28               24              46              36              94
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $    50,566     $    17,361     $    34,427     $     3,162      $     3,581     $     7,272     $     6,018     $    32,481
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   293,481     $   186,508     $   253,294     $    37,232      $    48,252     $   153,663     $   140,495     $   205,802
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
         75,000          50,000          50,000          50,000           50,000          50,000          50,000          50,000
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $       248     $       139     $       172     $        56      $        66     $       128     $       126     $       142
        305,806         182,646         300,572          55,814           61,654         179,996         188,002         192,027
         12,470           4,777            (495)            (63)             401             955             977           3,672
         10,503           9,101         (31,781)        (14,574)         (14,377)        (14,583)        (25,367)          1,784
        (35,546)        (10,155)        (15,174)         (4,001)             510         (12,833)        (23,216)          8,169
              0               0               0               0                0               0             (27)              0
              0               0               0               0               (2)              0               0               8
    -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
    $   293,481     $   186,508     $   253,294     $    37,232      $    48,252     $   153,663     $   140,495     $   205,802
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
         24,811          13,883          17,209           5,585            6,601          12,774          12,560          14,206
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========
    $     11.83     $     13.43     $     14.72     $      6.67      $      7.31     $     12.03     $     11.19     $     14.49
    ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========

At June 30, 2002
(unaudited)

                                                                CAPITAL           CLARION
 All amounts (except per share amounts) in thousands            GUARDIAN        REAL ESTATE           MFS              JANUS
 ---------------------------------------------------             GLOBAL          SECURITIES        HIGH YIELD        GROWTH II
ASSETS:
  Investments in securities, at cost..................        $    64,107       $    86,592       $    48,710       $   367,683
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $       316       $         0       $        66       $         0
                                                              ===========       ===========       ===========       ===========
  Investments in securities, at market value..........        $    54,850       $    90,735       $    45,108       $   297,243
  Cash................................................              4,786             6,585            16,174               105
  Foreign cash........................................                326                 0                68                 0
  Collateral for securities on loan...................              5,241            18,994             3,185            18,302
  Receivables:
    Securities sold...................................                218             2,600               233             2,338
    Interest..........................................                 16                 8             1,038                 7
    Dividends.........................................                 81               552                 0                41
    Dividend reclaims receivable......................                 15                 0                 0                 0
    Foreign currency contracts........................                382                 0                 0                 0
    Other.............................................                 19                14                19                89
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $    65,934       $   119,488       $    65,825       $   318,125
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Securities purchased................................              1,672             4,067               383               360
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                 49                56                37               209
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Deposits for securities on loan...................              5,241            18,994             3,185            18,302
    Foreign currency contracts........................                190                 0                 8                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options, at market value..................                  0                 0                 0                 0
    Other accrued liabilities.........................                 10                27                33               140
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $     7,162       $    23,144       $     3,646       $    19,011
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $    58,772       $    96,344       $    62,179       $   299,114
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            75,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $        62       $        76       $        70       $        83
  Additional paid-in capital..........................             71,200            85,310            65,276           652,326
  Accumulated net investment income (loss)............                131             3,624             4,127              (794)
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................             (3,578)            3,191            (3,686)         (282,061)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (9,257)            4,143            (3,602)          (70,440)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                214                 0                (6)                0
                                                              -----------       -----------       -----------       -----------
  Net assets applicable to outstanding shares of
    capital...........................................        $    58,772       $    96,344       $    62,179       $   299,114
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................              6,186             7,571             7,020             8,306
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      9.50       $     12.73       $      8.85       $     36.01
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

                                                                                      T. ROWE
                      GOLDMAN                                                          PRICE          T. ROWE          GREAT
      DREYFUS          SACHS           MUNDER       PBHG MID CAP    SALOMON ALL       DIVIDEND         PRICE        COMPANIES -
      MID CAP          GROWTH          NET50           GROWTH           CAP            GROWTH        SMALL CAP      AMERICA(SM)
    $    63,325     $    53,708     $    10,271     $   114,859     $   365,815     $    64,093     $    92,526     $   198,436
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $         0     $         0     $         0     $         0     $         0     $         0     $         0     $         0
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $    62,584     $    44,894     $     6,045     $   117,109     $   321,860     $    58,958     $    78,260     $   171,093
            122              49              50              50             153             395             544           9,582
              0               0               0               0               0               0               0               0
         11,807           3,748               0          25,483          34,427           6,332          17,584           4,738
            116             285             264               0               0             221             226               0
              4               1               0               8              58               3               6               7
             40              44               1               2             100              90               7             176
              0               0               0               0               0               1               0               0
              0               0               0               0               0               0               0               0
             33              13               0              85             100              15              54              25
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    74,706     $    49,034     $     6,360     $   142,737     $   356,698     $    66,015     $    96,681     $   185,621
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
              0              93             103               0               0             225             225             200
             46              34               4              88             231              45              49             123
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
         11,807           3,748               0          25,483          34,427           6,332          17,584           4,738
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
              0               0               0               0               0               0               0               0
             36              16               1              91              96              19              58              27
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    11,889     $     3,891     $       108     $    25,662     $    34,754     $     6,621     $    17,916     $     5,088
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    62,817     $    45,143     $     6,252     $   117,075     $   321,944     $    59,394     $    78,765     $   180,533
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
         50,000          50,000          50,000          50,000          50,000          50,000          50,000          50,000
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $        56     $        60     $        12     $       144     $       292     $        68     $        86     $       216
         65,917          58,896          15,206         297,489         381,039          65,026          97,419         216,228
             36              77             (38)           (535)          4,078             530            (254)            861
         (2,451)         (5,076)         (4,702)       (182,273)        (19,510)         (1,095)         (4,221)         (9,429)
           (741)         (8,814)         (4,226)          2,250         (43,955)         (5,135)        (14,266)        (27,343)
              0               0               0               0               0               0               1               0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    62,817     $    45,143     $     6,252     $   117,075     $   321,944     $    59,394     $    78,765     $   180,533
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
          5,610           5,955           1,243          14,414          29,164           6,751           8,627          21,621
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $     11.20     $      7.58     $      5.03     $      8.12     $     11.04     $      8.80     $      9.13     $      8.35
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

At June 30, 2002
(unaudited)

                                                                 GREAT            GABELLI            GREAT            CAPITAL
 All amounts (except per share amounts) in thousands          COMPANIES -          GLOBAL         COMPANIES -         GUARDIAN
 ---------------------------------------------------         TECHNOLOGY(SM)        GROWTH          GLOBAL(2)        U.S. EQUITY
ASSETS:
  Investments in securities, at cost..................        $    41,091       $    59,717       $    23,465       $    76,282
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $         0       $         0
                                                              ===========       ===========       ===========       ===========
  Investments in securities, at market value..........        $    28,892       $    49,637       $    20,777       $    64,477
  Cash................................................              1,787            37,676               760             7,817
  Foreign cash........................................                  0                 0                 0                 0
  Collateral for securities on loan...................                  0             9,369             4,419             9,265
  Receivables:
    Securities sold...................................                257               906               123                 7
    Interest..........................................                  1                26                 2                24
    Dividends.........................................                  1                76                12                67
    Dividend reclaims receivable......................                  0                14                 1                 0
    Foreign currency contracts........................                  0                 0                 0                 0
    Other.............................................                  6                34                 6                19
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $    30,944       $    97,738       $    26,100       $    81,676
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Securities purchased................................                291               129               143               394
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                 21                72                15                50
    Due to custodian..................................                  0               414                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Deposits for securities on loan...................                  0             9,369             4,419             9,265
    Foreign currency contracts........................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 0                 0
    Written options, at market value..................                  0                 0                 0                 0
    Other accrued liabilities.........................                 11                41                 9                21
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................        $       323       $    10,025       $     4,586       $     9,730
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $    30,621       $    87,713       $    21,514       $    71,946
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($ .01 par value).....................        $       102       $       121       $        36       $        89
  Additional paid-in capital..........................             75,412           102,699            26,115            84,819
  Accumulated net investment income (loss)............               (202)              318                48               174
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................            (32,492)           (5,354)           (1,997)           (1,331)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........            (12,199)          (10,080)           (2,688)          (11,805)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                  0                 9                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net assets applicable to outstanding shares of
    capital...........................................        $    30,621       $    87,713       $    21,514       $    71,946
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................             10,235            12,140             3,553             8,873
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      2.99       $      7.23       $      6.06       $      8.11
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

      AMERICAN
      CENTURY       TRANSAMERICA       BLACKROCK        BLACKROCK       BLACKROCK       AGGRESSIVE     CONSERVATIVE
      INCOME &         GROWTH        GLOBAL SCIENCE     LARGE CAP        MID CAP          ASSET           ASSET           JANUS
       GROWTH       OPPORTUNITIES     & TECHNOLOGY        VALUE           GROWTH        ALLOCATION      ALLOCATION       BALANCED
    $    23,359      $    20,479       $       900     $       987     $     1,183     $    13,569     $    14,619     $     3,604
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
    $         0      $         0       $         0     $         0     $         0     $         0     $         0     $         0
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
    $    21,608      $    19,803       $       846     $       871     $     1,135     $    12,894     $    14,379     $     3,544
              0            3,207               103              13             166               0               0             135
              0                0                 0               0               0               0               0               0
              0            2,995                 0               0               0               0               0               0
             77                0               128               7               8               0               0              25
              0                3                 0               0               0               0               0              19
             41                6                 0               1               0               0               0               1
              0                0                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
              0                7                 0               0               0               0               0               0
    -----------      -----------       -----------     -----------     -----------     -----------     -----------     -----------
    $    21,726      $    26,021       $     1,077     $       892     $     1,309     $    12,894     $    14,379     $     3,724
    -----------      -----------       -----------     -----------     -----------     -----------     -----------     -----------
             54                0               173              17               2               0               0             287
             16               15                 1               1               1               1               1               2
             35                0                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
              0            2,995                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
              9                5                 0               0               0               1               0               1
    -----------      -----------       -----------     -----------     -----------     -----------     -----------     -----------
    $       114      $     3,015       $       174     $        18     $         3     $         2     $         1     $       290
    -----------      -----------       -----------     -----------     -----------     -----------     -----------     -----------
    $    21,612      $    23,006       $       903     $       874     $     1,306     $    12,892     $    14,378     $     3,434
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
         50,000           50,000            50,000          50,000          50,000          50,000          50,000          50,000
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
    $        25      $        21       $         1     $         1     $         2     $        14     $        15     $         4
         23,472           23,831             1,111           1,072           1,467          13,561          14,605           3,500
             44              (33)               (6)              2              (6)             (3)             (2)              5
           (178)            (137)             (149)            (85)           (109)             (5)              0             (15)
         (1,751)            (676)              (54)           (116)            (48)           (675)           (240)            (60)
              0                0                 0               0               0               0               0               0
              0                0                 0               0               0               0               0               0
    -----------      -----------       -----------     -----------     -----------     -----------     -----------     -----------
    $    21,612      $    23,006       $       903     $       874     $     1,306     $    12,892     $    14,378     $     3,434
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
          2,547            2,113               113             108             151           1,418           1,512             354
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========
    $      8.49      $     10.89       $      8.02     $      8.10     $      8.63     $      9.09     $      9.51     $      9.71
    ===========      ===========       ===========     ===========     ===========     ===========     ===========     ===========

At June 30, 2002
(unaudited)

                                                                                 MODERATELY
                                                                MODERATE         AGGRESSIVE                         TRANSAMERICA
 All amounts (except per share amounts) in thousands             ASSET             ASSET             PIMCO          CONVERTIBLE
 ---------------------------------------------------           ALLOCATION        ALLOCATION       TOTAL RETURN       SECURITIES
ASSETS:
  Investments in securities, at cost..................        $    28,919       $    30,444       $    30,464       $     3,776
                                                              ===========       ===========       ===========       ===========
  Foreign cash, at cost...............................        $         0       $         0       $        13       $         0
                                                              ===========       ===========       ===========       ===========
  Investments in securities, at market value..........        $    28,107       $    29,307       $    30,227       $     3,657
  Cash................................................                  0                 0            22,704             1,882
  Foreign cash........................................                  0                 0                13                 0
  Collateral for securities on loan...................                  0                 0                 0                 0
  Receivables:
    Securities sold...................................                  0                 0             1,546                 0
    Interest..........................................                  0                 0               237                14
    Dividends.........................................                  0                 0                 0                 3
    Dividend reclaims receivable......................                  0                 0                 0                 0
    Foreign currency contracts........................                  0                 0                 0                 0
    Other.............................................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total assets....................................        $    28,107       $    29,307       $    54,727       $     5,556
                                                              -----------       -----------       -----------       -----------
LIABILITIES:
  Securities purchased................................                  0                 0            14,275               556
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                  1                 2                13                 2
    Due to custodian..................................                  0                 0                 0                 0
    Dividends to shareholders.........................                  0                 0                 0                 0
    Deposits for securities on loan...................                  0                 0                 0                 0
    Foreign currency contracts........................                  0                 0                 0                 0
    Variation margin..................................                  0                 0                 7                 0
    Written options, at market value..................                  0                 0                27                 0
    Other accrued liabilities.........................                  3                 2                10                 1
                                                              -----------       -----------       -----------       -----------
      Total liabilities...............................                  4                 4            14,332               559
                                                              -----------       -----------       -----------       -----------
        Net assets....................................        $    28,103       $    29,303       $    40,395       $     4,997
                                                              ===========       ===========       ===========       ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................             50,000            50,000            50,000            50,000
                                                              ===========       ===========       ===========       ===========
  Capital stock ($.01 par value)......................        $        30       $        32       $        40       $         5
  Additional paid-in capital..........................             28,890            30,413            40,402             5,064
  Accumulated net investment income (loss)............                 (5)               (5)               42                 7
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................                  0                 0                65                40
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........               (812)           (1,137)             (226)             (119)
    Futures contracts.................................                  0                 0                72                 0
    Foreign currency transactions.....................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net assets applicable to outstanding shares of
    capital...........................................        $    28,103       $    29,303       $    40,395       $     4,997
                                                              ===========       ===========       ===========       ===========
  Shares outstanding..................................              2,978             3,160             4,022               510
                                                              ===========       ===========       ===========       ===========
  Net asset value and offering price per share........        $      9.44       $      9.27       $     10.04       $      9.81
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

At June 30, 2002
(unaudited)

                                                                   VALUE LINE        LKCM
 All amounts (except per share amounts) in thousands               AGGRESSIVE      CAPITAL
 ---------------------------------------------------                 GROWTH         GROWTH
ASSETS:
  Investments in securities, at cost..................            $     6,622    $     7,521
                                                                  ===========    ===========
  Foreign cash, at cost...............................            $         0    $         0
                                                                  ===========    ===========
  Investments in securities, at market value..........            $     6,353    $     5,313
  Cash................................................                    544             58
  Foreign cash........................................                      0              0
  Collateral for securities on loan...................                      0              0
  Receivables:
    Securities sold...................................                      0             49
    Interest..........................................                      0              0
    Dividends.........................................                      6              0
    Dividend reclaims receivable......................                      0              0
    Foreign currency contracts........................                      0              0
    Other.............................................                      0              0
                                                                  -----------    -----------
      Total assets....................................            $     6,903    $     5,420
                                                                  -----------    -----------
LIABILITIES:
  Securities purchased................................                      0              0
  Accounts payable and accrued liabilities:
    Investment advisory fees..........................                      4              4
    Due to custodian..................................                      0              0
    Dividends to shareholders.........................                      0              0
    Deposits for securities on loan...................                      0              0
    Foreign currency contracts........................                      0              0
    Variation margin..................................                      0              0
    Written options, at market value..................                      0              0
    Other accrued liabilities.........................                      1              1
                                                                  -----------    -----------
      Total liabilities...............................            $         5    $         5
                                                                  -----------    -----------
        Net assets....................................            $     6,898    $     5,415
                                                                  ===========    ===========
NET ASSETS CONSISTS OF:
  Capital stock shares authorized.....................                 50,000         50,000
                                                                  ===========    ===========
  Capital stock ($ .01 par value).....................            $        10    $        13
  Additional paid-in capital..........................                  9,385          9,485
  Accumulated net investment income (loss)............                    (12)           (30)
  Accumulated realized gain (loss) on investment
    securities, option contracts, futures contracts
    and foreign currency transactions.................                 (2,216)        (1,845)
  Net unrealized appreciation (depreciation) on:
    Investment securities and option contracts........                   (269)        (2,208)
    Futures contracts.................................                      0              0
    Foreign currency transactions.....................                      0              0
                                                                  -----------    -----------
  Net assets applicable to outstanding shares of
    capital...........................................            $     6,898    $     5,415
                                                                  ===========    ===========
  Shares outstanding..................................                    961          1,286
                                                                  ===========    ===========
  Net asset value and offering price per share........            $      7.18    $      4.21
                                                                  ===========    ===========

                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF OPERATIONS
For the period ended June 30, 2002
(unaudited)

                                                                                                                     VAN KAMPEN
                                                                                                                       ACTIVE
               All amounts in thousands                          AEGON             JANUS          TRANSAMERICA     INTERNATIONAL
               ------------------------                           BOND             GROWTH         MONEY MARKET       ALLOCATION
INVESTMENT INCOME:
  Interest............................................        $     7,026       $     1,490       $     4,528       $        57
  Dividends...........................................                  0             3,053                 0             1,667
  Foreign tax withheld................................                  0               (54)                0              (208)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................              7,026             4,489             4,528             1,516
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                542             6,721               875               543
  Printing and shareholder reports....................                 44               436                26                12
  Custody fees........................................                 29               119                35                70
  Administrative service fees.........................                 13               124                 8                23
  Marketing fees paid indirectly......................                  0                 0                 0                 0
  Legal fees..........................................                  5                49                 3                 5
  Auditing fees.......................................                  5                13                 5                 6
  Directors fees......................................                  4                41                 3                 9
  Registration fees...................................                  0                 0                 0                 0
  Other fees..........................................                  9                88                 6                20
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                651             7,591               961               688
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 0
    Fees paid indirectly..............................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................                651             7,591               961               688
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................              6,375            (3,102)            3,567               828
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........               (427)          (92,728)                0           (22,866)
    Futures contracts.................................                  0                 0                 0               417
    Foreign currency transactions.....................                  0                 0                 0                27
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................               (427)          (92,728)                0           (22,422)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........              3,077          (323,743)                0            18,495
    Futures contracts.................................                  0                 0                 0               (27)
    Foreign currency transactions.....................                  0                 0                 0               (94)
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................              3,077          (323,743)                0            18,374
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
  CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................              2,650          (416,471)                0            (4,048)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $     9,025       $  (419,573)      $     3,567       $    (3,220)
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.


     VAN KAMPEN      VAN KAMPEN                         LKCM         VAN KAMPEN       DREYFUS         CAPITAL          ALGER
       ASSET           MONEY           JANUS         STRATEGIC        EMERGING       SMALL CAP        GUARDIAN       AGGRESSIVE
     ALLOCATION        MARKET          GLOBAL       TOTAL RETURN       GROWTH          VALUE           VALUE           GROWTH
    $     2,879     $     2,815     $       955     $     4,358     $       570     $       125     $       140     $       249
            956               0           7,551           2,294           2,315             531           2,064           1,018
             (7)              0            (694)             (2)             (1)             (5)            (18)             (5)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          3,828           2,815           7,812           6,650           2,884             651           2,186           1,262
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          1,063             735           3,925           1,712           3,911           1,259           1,008           2,445
             21              17             293              92             346              23              16             282
             32              20             274              32              81              40              15              50
             45              44              83              26              99              38              28              80
             33               0               0               0               0             437               0               0
             11               6              33              10              39               8               6              32
             11              12              10               7               7              10               8               6
             17              13              27               9              33              15              11              26
              0               0               0               0               0               0               0               0
             34              16              68              18              68              18               9              55
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          1,267             863           4,713           1,906           4,584           1,848           1,101           2,976
              0               0               0               0               0               0               0               0
             33               0               0               0               0             437               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          1,234             863           4,713           1,906           4,584           1,411           1,101           2,976
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          2,594           1,952           3,099           4,744          (1,700)           (760)          1,085          (1,714)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

         (1,203)              0        (100,553)         (4,834)       (125,251)         (4,759)          3,721         (74,176)
            432               0               0               0               0               0               0               0
              0               0             314               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
           (771)              0        (100,239)         (4,834)       (125,251)         (4,759)          3,721         (74,176)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (34,763)              0         (32,065)        (24,993)        (72,738)        (78,641)        (30,216)        (61,125)
           (581)              0               0               0               0               0               0               0
              0               0          (6,406)              0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (35,344)              0         (38,471)        (24,993)        (72,738)        (78,641)        (30,216)        (61,125)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (36,115)              0        (138,710)        (29,827)       (197,989)        (83,400)        (26,495)       (135,301)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   (33,521)    $     1,952     $  (135,611)    $   (25,083)    $  (199,689)    $   (84,160)    $   (25,410)    $  (137,015)
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended June 30, 2002
(unaudited)

                                                                                TRANSAMERICA
                                                               FEDERATED            U.S.            T. ROWE           T. ROWE
               All amounts in thousands                         GROWTH &         GOVERNMENT          PRICE             PRICE
               ------------------------                          INCOME          SECURITIES      EQUITY INCOME      GROWTH STOCK
INVESTMENT INCOME:
  Interest............................................        $       696       $     3,110       $       161       $        76
  Dividends...........................................              7,697                 0             3,318             1,014
  Foreign tax withheld................................               (119)                0                (4)              (16)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................              8,274             3,110             3,475             1,074
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................              1,271               451             1,258               887
  Printing and shareholder reports....................                 65                11                19                17
  Custody fees........................................                 28                22                21                28
  Administrative service fees.........................                 19                17                39                34
  Marketing fees paid indirectly......................                  0                 0                 2                11
  Legal fees..........................................                  8                 4                 6                 7
  Auditing fees.......................................                  5                 5                10                 9
  Directors fees......................................                  6                 6                15                14
  Registration fees...................................                  0                 0                 0                 0
  Other fees..........................................                  3                23                15                12
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................              1,405               539             1,385             1,019
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 0
    Fees paid indirectly..............................                  0                 0                 2                11
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................              1,405               539             1,383             1,008
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................              6,869             2,571             2,092                66
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........             15,502              (105)            6,820            (3,757)
    Futures contracts.................................                  0              (584)                0                 0
    Foreign currency transactions.....................                (50)                0                 0               (28)
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................             15,452              (689)            6,820            (3,785)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (1,811)             (753)          (22,171)          (35,489)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                 13                 0                 0               (13)
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             (1,798)             (753)          (22,171)          (35,502)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
  CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................             13,654            (1,442)          (15,351)          (39,287)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $    20,523       $     1,129       $   (13,259)      $   (39,221)
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.


                                                                        AMERICAN                       J.P. MORGAN        THIRD
     TRANSAMERICA       PBHG/NWQ      TRANSAMERICA      JENNISON         CENTURY            GE           ENHANCED         AVENUE
    VALUE BALANCED    VALUE SELECT       EQUITY          GROWTH       INTERNATIONAL    U.S. EQUITY        INDEX           VALUE
      $     2,361     $        59     $        91     $        17      $        27     $        20     $        27     $       316
            2,025           1,442             465             117              557           1,084             995             727
                0               0               0               0              (72)             (3)             (2)            (44)
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
            4,386           1,501             556             134              512           1,101           1,020             999
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
              976             736             937             147              188             676             563             756
               63              44              25              11               18              43              12              41
               24              16              30              16              143              31              25              22
               20              13              55               8                5              12              22              12
                0               0               0               3                0               0               0               0
                8               5              16               3                2               5               5               5
                5               5              18               2                5               5               6               5
                6               4               3               3                2               4               9               4
                0               0               0               0                0               0               0               0
                2               5               6               7                1              13              13               1
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
            1,104             828           1,090             200              364             789             655             846
                0               0              39               0               97               0               0               0
                0               0               0               3                0               0               0               0
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
            1,104             828           1,051             197              267             789             655             846
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
            3,282             673            (495)            (63)             245             312             365             153
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------

            2,416           8,321         (10,876)         (3,521)          (1,045)         (3,227)         (7,117)           (685)
                0               0               0               0                0            (151)           (269)              0
                0               0               0               0              (50)              0               0               1
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
            2,416           8,321         (10,876)         (3,521)          (1,095)         (3,378)         (7,386)           (684)
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          (32,463)        (18,923)        (35,175)         (3,824)            (453)        (16,170)        (18,381)         (2,083)
                0               0               0               0                0              (7)            (29)              0
                0               0               0               0               (4)              0               0               8
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          (32,463)        (18,923)        (35,175)         (3,824)            (457)        (16,177)        (18,410)         (2,075)
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
          (30,047)        (10,602)        (46,051)         (7,345)          (1,552)        (19,555)        (25,796)         (2,759)
      -----------     -----------     -----------     -----------      -----------     -----------     -----------     -----------
      $   (26,765)    $    (9,929)    $   (46,546)    $    (7,408)     $    (1,307)    $   (19,243)    $   (25,431)    $    (2,606)
      ===========     ===========     ===========     ===========      ===========     ===========     ===========     ===========

For the period ended June 30, 2002
(unaudited)

                                                                CAPITAL           CLARION
               All amounts in thousands                         GUARDIAN        REAL ESTATE           MFS              JANUS
               ------------------------                          GLOBAL          SECURITIES        HIGH YIELD        GROWTH II
INVESTMENT INCOME:
  Interest............................................        $        50       $        23       $     2,123       $       236
  Dividends...........................................                405             1,894                 0               689
  Foreign tax withheld................................                (33)                0                 0               (13)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................                422             1,917             2,123               912
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                265               240               183             1,511
  Printing and shareholder reports....................                  6                16                11                27
  Custody fees........................................                 21                23                14                24
  Administrative service fees.........................                 17                 5                18                38
  Marketing fees paid indirectly......................                  0                 0                 0               106
  Legal fees..........................................                  2                 2                 3                16
  Auditing fees.......................................                  3                 5                 3                16
  Directors fees......................................                  3                 2                 3                29
  Registration fees...................................                  0                 0                 0                 0
  Other fees..........................................                 12                13                30                45
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                329               306               265             1,812
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 4                 0                 0
    Fees paid indirectly..............................                  0                 0                 0               106
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................                329               302               265             1,706
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................                 93             1,615             1,858              (794)
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........             (1,174)            3,422            (1,453)          (53,937)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                126                 0                (4)                0
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................             (1,048)            3,422            (1,457)          (53,937)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (5,145)            2,750              (941)          (41,240)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                214                 0                (6)                0
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             (4,931)            2,750              (947)          (41,240)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
  CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................             (5,979)            6,172            (2,404)          (95,177)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $    (5,886)      $     7,787       $      (546)      $   (95,971)
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

                                                                                      T. ROWE
                      GOLDMAN                           PBHG                           PRICE          T. ROWE          GREAT
      DREYFUS          SACHS           MUNDER         MID CAP         SALOMON         DIVIDEND         PRICE        COMPANIES -
      MID CAP          GROWTH          NET50           GROWTH         ALL CAP          GROWTH        SMALL CAP      AMERICA(SM)
    $        23     $        10     $         2     $        74     $     1,102     $        20     $        34     $        46
            242             256               3              34           1,214             494              44           1,100
              0              (2)              0               0             (31)             (4)              0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            265             264               5             108           2,285             510              78           1,146
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            211             214              43             565           1,349             258             265             673
             13              10               5              66              60              10              17              26
             59              18              17              26              41              22              32              15
              4               3               1              19              18               3               5              12
              0               0               0               0               0               0               0               0
              2               1               1               8               7               1               2               5
              5               5               5               5               5               5               5               3
              1               1               0               6               6               1               2               4
              0               0               0               0               0               0               0               0
              1               1               0               5               8               1               4               3
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            296             253              72             700           1,494             301             332             741
             47              15              24              57               0              14               0               0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
            249             238              48             643           1,494             287             332             741
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
             16              26             (43)           (535)            791             223            (254)            405
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

           (846)         (2,419)         (2,137)        (14,825)        (15,206)            (83)             92          (3,541)
              0               0               0               0               0               0              (7)              0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
           (846)         (2,419)         (2,137)        (14,825)        (15,206)            (83)             85          (3,541)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (1,613)         (6,389)         (2,387)         (7,199)        (42,709)         (6,291)        (14,169)        (27,756)
              0               0               0               0               0               0               1               0
              0               0               0               0               0               0               0               0
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (1,613)         (6,389)         (2,387)         (7,199)        (42,709)         (6,291)        (14,168)        (27,756)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (2,459)         (8,808)         (4,524)        (22,024)        (57,915)         (6,374)        (14,083)        (31,297)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    (2,443)    $    (8,782)    $    (4,567)    $   (22,559)    $   (57,124)    $    (6,151)    $   (14,337)    $   (30,892)
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended June 30, 2002
(unaudited)

                                                                 GREAT            GABELLI            GREAT            CAPITAL
               All amounts in thousands                       COMPANIES -          GLOBAL         COMPANIES -         GUARDIAN
               ------------------------                      TECHNOLOGY(SM)        GROWTH          GLOBAL(2)        U.S. EQUITY
INVESTMENT INCOME:
  Interest............................................        $        10       $       142       $         6       $        70
  Dividends...........................................                 38               397               145               349
  Foreign tax withheld................................                  0               (34)              (14)               (6)
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................                 48               505               137               413
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                209               403                81               262
  Printing and shareholder reports....................                 13                27                10                 3
  Custody fees........................................                 16                44                19                13
  Administrative service fees.........................                  4                 8                 3                16
  Marketing fees paid indirectly......................                  0                 0                 0                 0
  Legal fees..........................................                  2                 3                 1                 1
  Auditing fees.......................................                  3                 3                 3                 3
  Directors fees......................................                  1                 3                 1                 2
  Registration fees...................................                  0                 0                 0                 0
  Other fees..........................................                  2                 2                 1                 7
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                250               493               119               307
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                10                18                 0
    Fees paid indirectly..............................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
  Net expenses........................................                250               483               101               307
                                                              -----------       -----------       -----------       -----------
  NET INVESTMENT INCOME (LOSS)........................               (202)               22                36               106
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........            (12,156)           (1,228)             (453)           (1,041)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                  0                 1                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................            (12,156)           (1,227)             (453)           (1,041)
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........             (2,582)           (8,858)           (3,032)          (11,572)
    Futures contracts.................................                  0                 0                 0                 0
    Foreign currency transactions.....................                  0                18                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................             (2,582)           (8,840)           (3,032)          (11,572)
                                                              -----------       -----------       -----------       -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
  CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................            (14,738)          (10,067)           (3,485)          (12,613)
                                                              -----------       -----------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................        $   (14,940)      $   (10,045)      $    (3,449)      $   (12,507)
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

      AMERICAN                        BLACKROCK
      CENTURY       TRANSAMERICA        GLOBAL        BLACKROCK       BLACKROCK       AGGRESSIVE      CONSERVATIVE
      INCOME &         GROWTH         SCIENCE &       LARGE CAP        MID CAP           ASSET            ASSET           JANUS
       GROWTH       OPPORTUNITIES     TECHNOLOGY        VALUE           GROWTH       ALLOCATION(1)    ALLOCATION(1)    BALANCED(1)
    $         2      $        15     $         1     $         0     $         0      $         0      $         0     $         7
            130               25               0               7               1                0                0               2
             (1)               0               0               0               0                0                0               0
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
            131               40               1               7               1                0                0               9
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
             61               52               5               4               5                2                1               3
              1                1               0               0               0                0                0               0
             54               15              25              18              19                0                0               3
              0               23               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
              3                2               3               3               3                2                2               2
              0                0               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
            119               93              33              25              27                4                3               8
             25               20              26              18              20                1                1               4
              0                0               0               0               0                0                0               0
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
             94               73               7               7               7                3                2               4
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
             37              (33)             (6)              0              (6)              (3)              (2)              5
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------

           (138)            (109)            (88)            (53)            (55)              (5)               0             (15)
              0                0               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
           (138)            (109)            (88)            (53)            (55)              (5)               0             (15)
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
         (1,937)          (1,272)           (164)           (113)           (136)            (675)            (240)            (60)
              0                0               0               0               0                0                0               0
              0                0               0               0               0                0                0               0
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
         (1,937)          (1,272)           (164)           (113)           (136)            (675)            (240)            (60)
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
         (2,075)          (1,381)           (252)           (166)           (191)            (680)            (240)            (75)
    -----------      -----------     -----------     -----------     -----------      -----------      -----------     -----------
    $    (2,038)     $    (1,414)    $      (258)    $      (166)    $      (197)     $      (683)     $      (242)    $       (70)
    ===========      ===========     ===========     ===========     ===========      ===========      ===========     ===========

For the period ended June 30, 2002
(unaudited)

                                                                                 MODERATELY
                                                                MODERATE         AGGRESSIVE          PIMCO          TRANSAMERICA
               All amounts in thousands                          ASSET             ASSET             TOTAL          CONVERTIBLE
               ------------------------                      ALLOCATION(1)     ALLOCATION(1)       RETURN(1)       SECURITIES(1)
INVESTMENT INCOME:
  Interest............................................        $         0       $         0       $        70       $         6
  Dividends...........................................                  0                 0                 0                 5
  Foreign tax withheld................................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total investment income...........................                  0                 0                70                11
                                                              -----------       -----------       -----------       -----------
EXPENSES:
  Investment advisory fees............................                  3                 3                17                 3
  Printing and shareholder reports....................                  0                 0                 0                 0
  Custody fees........................................                  0                 0                 2                 0
  Administrative service fees.........................                  0                 0                 0                 0
  Marketing fees paid indirectly......................                  0                 0                 0                 0
  Legal fees..........................................                  0                 0                 0                 0
  Auditing fees.......................................                  2                 2                 2                 2
  Directors fees......................................                  0                 0                 0                 0
  Registration fees...................................                  0                 0                 0                 0
  Other fees..........................................                  0                 0                 7                 0
                                                              -----------       -----------       -----------       -----------
    Total expenses....................................                  5                 5                28                 5
  Less:
    Advisory fee waiver and expense reimbursement.....                  0                 0                 0                 1
    Fees paid indirectly..............................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
      Net expenses....................................                  5                 5                28                 4
                                                              -----------       -----------       -----------       -----------
NET INVESTMENT INCOME (LOSS)..........................                 (5)               (5)               42                 7
                                                              -----------       -----------       -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........                  0                 0                38                40
    Futures contracts.................................                  0                 0                27                 0
    Foreign currency transactions.....................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total net realized gain (loss)..................                  0                 0                65                40
                                                              -----------       -----------       -----------       -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........               (812)           (1,137)             (226)             (119)
    Futures contracts.................................                  0                 0                72                 0
    Foreign currency transactions.....................                  0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
      Total change in unrealized appreciation
        (depreciation)................................               (812)           (1,137)             (154)             (119)
                                                              -----------       -----------       -----------       -----------
  NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
    CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
    TRANSACTIONS......................................               (812)           (1,137)              (89)              (79)
                                                              -----------       -----------       -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS........................................        $      (817)      $    (1,142)      $       (47)      $       (72)
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

For the Period Ended June 30, 2002
(unaudited)


                                                                  VALUE LINE        LKCM
               All amounts in thousands                           AGGRESSIVE      CAPITAL
               ------------------------                             GROWTH         GROWTH
INVESTMENT INCOME:
  Interest............................................           $         3    $         1
  Dividends...........................................                    22              6
  Foreign tax withheld................................                     0              0
                                                                 -----------    -----------
    Total investment income...........................                    25              7
                                                                 -----------    -----------
EXPENSES:
  Investment advisory fees............................                    31             29
  Printing and shareholder reports....................                     4              3
  Custody fees........................................                    13             15
  Administrative service fees.........................                     1              2
  Legal fees..........................................                     0              0
  Auditing fees.......................................                     3              3
  Directors fees......................................                     0              0
  Registration fees...................................                     0              0
  Other fees..........................................                     0              0
                                                                 -----------    -----------
    Total expenses....................................                    52             52
  Less:
    Advisory fee waiver and expense reimbursement.....                    15             15
    Fees paid indirectly..............................                     0              0
                                                                 -----------    -----------
  Net expenses........................................                    37             37
                                                                 -----------    -----------
NET INVESTMENT INCOME (LOSS)..........................                   (12)           (30)
                                                                 -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on:
    Investment securities and option contracts........                  (421)        (1,085)
    Futures contracts.................................                     0              0
    Foreign currency transactions.....................                     0              0
                                                                 -----------    -----------
      Total net realized gain (loss)..................                  (421)        (1,085)
                                                                 -----------    -----------
  Change in unrealized appreciation (depreciation) on:
    Investment securities and option contracts........                  (473)        (2,394)
    Futures contracts.................................                     0              0
    Foreign currency transactions.....................                     0              0
                                                                 -----------    -----------
      Total change in unrealized appreciation
        (depreciation)................................                  (473)        (2,394)
                                                                 -----------    -----------
NET GAIN (LOSS) ON INVESTMENT SECURITIES, OPTION
  CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS........................................                  (894)        (3,479)
                                                                 -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..........................................           $      (906)   $    (3,509)
                                                                 ===========    ===========

                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended
(unaudited)

                All amounts in thousands                                  AEGON                               JANUS
                ------------------------                                   BOND                               GROWTH
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $     6,375       $    10,650       $    (3,102)      $    (7,269)
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................            (427)              584           (92,728)         (543,196)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........           3,077             1,981          (323,743)         (279,378)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................           9,025            13,215          (419,573)         (829,843)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0            (1,231)                0                 0
  Net realized gains.....................................               0                 0                 0           (77,572)
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0            (1,231)                0           (77,572)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          31,386           153,961            47,556           272,654
  Dividends and distributions reinvested.................               0             1,231                 0            77,572
  Cost of shares redeemed................................         (50,522)          (53,263)         (160,275)         (507,312)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................         (19,136)          101,929          (112,719)         (157,086)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................         (10,111)          113,913          (532,292)       (1,064,501)

NET ASSETS:
  Beginning of period....................................         255,940           142,027         1,892,586         2,957,087
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $   245,829       $   255,940       $ 1,360,294       $ 1,892,586
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $    17,024       $    10,649       $    (3,102)      $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............          21,408            12,749            57,958            62,472
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           2,571            13,108             1,550             7,233
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0               105                 0             2,385
  Shares redeemed........................................          (4,189)           (4,554)           (5,560)          (14,132)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............          (1,618)            8,659            (4,010)           (4,514)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................          19,790            21,408            53,948            57,958
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

        TRANSAMERICA                       VAN KAMPEN                        VAN KAMPEN                      VAN KAMPEN
        MONEY MARKET            ACTIVE INTERNATIONAL ALLOCATION           ASSET ALLOCATION                  MONEY MARKET
  JUNE 30,      DECEMBER 31,       JUNE 30,        DECEMBER 31,       JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
    2002            2001             2002              2001             2002            2001            2002            2001
$     3,567     $    15,641       $       828       $       415     $     2,594     $     5,892     $     1,952     $     7,463
          0               0           (22,422)          (11,538)           (771)        (11,585)              0              25
          0               0            18,374           (27,785)        (35,344)        (19,048)              0               0
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
      3,567          15,641            (3,220)          (38,908)        (33,521)        (24,741)          1,952           7,488
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------

     (3,567)        (15,641)                0                 0               0          (6,101)         (1,952)         (7,463)
          0               0                 0           (33,966)              0         (34,641)            (25)             (1)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
     (3,567)        (15,641)                0           (33,966)              0         (40,742)         (1,977)         (7,464)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------

    505,140       1,336,411           164,804           301,218          25,702          31,877         294,279         743,222
      3,567          15,641                 0            33,966               0          40,742           1,977           7,478
   (476,293)     (1,204,686)         (167,177)         (324,988)        (16,427)        (68,378)       (375,952)       (551,288)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
     32,414         147,366            (2,373)           10,196           9,275           4,241         (79,696)        199,412
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
     32,414         147,366            (5,593)          (62,678)        (24,246)        (61,242)        (79,721)        199,436

    467,311         319,945           123,986           186,664         291,091         352,333         324,065         124,629
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
$   499,725     $   467,311       $   118,393       $   123,986     $   266,845     $   291,091     $   244,344     $   324,065
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========
$         0     $         0       $     1,015       $       187     $     8,488     $     5,894     $         0     $         0
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========

    467,311         319,945            13,539            12,301          18,503          18,098         324,040         124,628
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    478,693       1,336,411            18,549            27,337           1,697           1,965         294,279         743,222
     26,447               0                 0                 0               0               0               0               0
      3,567          15,641                 0             3,171               0           2,501           1,977           7,478
   (476,293)     (1,204,686)          (18,703)          (29,270)         (1,107)         (4,061)       (375,952)       (551,288)
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
     32,414         147,366              (154)            1,238             590             405         (79,696)        199,412
-----------     -----------       -----------       -----------     -----------     -----------     -----------     -----------
    499,725         467,311            13,385            13,539          19,093          18,503         244,344         324,040
===========     ===========       ===========       ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All amounts in thousands                                  JANUS                           LKCM STRATEGIC
                ------------------------                                  GLOBAL                           TOTAL RETURN
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $     3,099       $     6,540       $     4,744       $    11,613
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................        (100,239)         (174,603)           (4,834)           (2,196)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........         (38,471)         (207,604)          (24,993)          (24,183)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................        (135,611)         (375,667)          (25,083)          (14,766)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0           (11,497)                0            (2,204)
  Net realized gains.....................................               0               (75)                0            (2,576)
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0           (11,572)                0            (4,780)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         115,556           247,217            18,482            33,467
  Dividends and distributions reinvested.................               0            11,572                 0             4,780
  Cost of shares redeemed................................        (211,552)         (506,931)          (49,557)         (126,048)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................         (95,996)         (248,142)          (31,075)          (87,801)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................        (231,607)         (635,381)          (56,158)         (107,347)

NET ASSETS:
  Beginning of period....................................       1,082,192         1,717,573           451,577           558,924
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $   850,585       $ 1,082,192       $   395,419       $   451,577
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $    21,690       $    18,591       $    17,108       $    12,364
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............          59,087            71,656            31,299            37,506
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           6,623            12,283             1,299             2,312
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0               603                 0               334
  Shares redeemed........................................         (12,202)          (25,455)           (3,503)           (8,853)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............          (5,579)          (12,569)           (2,204)           (6,207)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................          53,508            59,087            29,095            31,299
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

             VAN KAMPEN                    DREYFUS SMALL                  CAPITAL GUARDIAN                ALGER AGGRESSIVE
          EMERGING GROWTH                    CAP VALUE                         VALUE                           GROWTH
      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
        2002            2001            2002            2001            2002            2001            2002            2001
    $    (1,700)    $       749     $      (760)    $      (614)    $     1,085     $     1,914     $    (1,714)    $    (1,139)
       (125,251)       (478,041)         (4,759)         39,314           3,721           8,273         (74,176)       (199,977)
        (72,738)       (119,167)        (78,641)         26,837         (30,216)          2,805         (61,125)         47,696
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (199,689)       (596,459)        (84,160)         65,537         (25,410)         12,992        (137,015)       (153,420)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

              0            (984)              0               0               0          (1,402)              0               0
              0         (20,926)              0         (61,531)              0         (12,979)              0             (79)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
              0         (21,910)              0         (61,531)              0         (14,381)              0             (79)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

         76,885         450,962         101,100         136,564          56,014          46,193          38,685         112,309
              0          21,910               0          61,531               0          14,381               0              79
       (114,265)       (617,674)        (40,755)       (101,502)         (4,586)        (23,902)        (67,459)       (184,230)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
        (37,380)       (144,802)         60,345          96,593          51,428          36,672         (28,774)        (71,842)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (237,069)       (763,171)        (23,815)        100,599          26,018          35,283        (165,789)       (225,341)

      1,077,677       1,840,848         313,685         213,086         217,637         182,354         682,355         907,696
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $   840,608     $ 1,077,677     $   289,870     $   313,685     $   243,655     $   217,637     $   516,566     $   682,355
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $      (952)    $       748     $      (760)    $         0     $     2,905     $     1,820     $    (1,714)    $         0
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

         55,431          62,072          19,952          13,643          12,542          10,375          41,763          46,418
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          4,227          18,762           6,854           8,916           3,264           2,717           2,556           6,721
              0               0               0               0               0               0               0               0
              0           1,063               0           3,796               0             837               0               5
         (6,425)        (26,466)         (2,769)         (6,403)           (270)         (1,387)         (4,580)        (11,381)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (2,198)         (6,641)          4,085           6,309           2,994           2,167          (2,024)         (4,655)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         53,233          55,431          24,037          19,952          15,536          12,542          39,739          41,763
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All amounts in thousands                                FEDERATED                       TRANSAMERICA U.S.
                ------------------------                             GROWTH & INCOME                  GOVERNMENT SECURITIES
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $     6,869       $     8,950       $     2,571       $     4,279
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................          15,452            16,663              (689)             (523)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........          (1,798)            1,366              (753)              313
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          20,523            26,979             1,129             4,069
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0            (3,798)                0            (4,068)
  Net realized gains.....................................               0               (71)                0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0            (3,869)                0            (4,068)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................         110,091           175,564            58,995            58,460
  Dividends and distributions reinvested.................               0             3,869                 0             4,068
  Cost of shares redeemed................................         (13,471)          (43,486)           (8,275)          (16,836)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in net assets from capital share
    transactions.........................................          96,620           135,947            50,720            45,692
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................         117,143           159,057            51,849            45,693

NET ASSETS:
  Beginning of period....................................         281,943           122,886           120,875            75,182
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $   399,086       $   281,943       $   172,724       $   120,875
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $    28,627       $    21,758       $     6,862       $     4,291
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............          18,453             9,150            10,167             6,329
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           6,863            12,103             4,941             4,896
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0               260                 0               352
  Shares redeemed........................................            (835)           (3,060)             (694)           (1,410)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           6,028             9,303             4,247             3,838
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................          24,481            18,453            14,414            10,167
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

       T. ROWE PRICE                   T. ROWE PRICE                    TRANSAMERICA                      PBHG/NWQ
       EQUITY INCOME                    GROWTH STOCK                   VALUE BALANCED                   VALUE SELECT
  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$     2,092     $     3,945     $        66     $       253     $     3,282     $     6,470     $       673     $     1,667
      6,820           6,611          (3,785)        (19,201)          2,416          11,294           8,321           4,152
    (22,171)         (4,645)        (35,502)         (8,918)        (32,463)        (14,610)        (18,923)         (9,290)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (13,259)          5,911         (39,221)        (27,866)        (26,765)          3,154          (9,929)         (3,471)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

          0          (4,711)              0               0               0          (3,470)              0            (225)
          0         (20,939)              0         (37,148)              0             (16)              0             (14)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          0         (25,650)              0         (37,148)              0          (3,486)              0            (239)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     64,547          57,090          28,137          28,329         114,479          60,227          58,903          64,365
          0          25,650               0          37,148               0           3,486               0             239
     (5,575)        (30,924)        (10,422)        (40,695)        (29,588)        (43,701)        (28,149)        (40,029)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     58,972          51,816          17,715          24,782          84,891          20,012          30,754          24,575
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     45,713          32,077         (21,506)        (40,232)         58,126          19,680          20,825          20,865

    289,420         257,343         229,751         269,983         235,355         215,675         165,683         144,818
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   335,133     $   289,420     $   208,245     $   229,751     $   293,481     $   235,355     $   186,508     $   165,683
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     5,982     $     3,890     $       193     $       127     $    12,470     $     9,188     $     4,777     $     4,104
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     15,996          13,182          11,746          10,538          17,715          16,354          11,762          10,077
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      3,511           3,118           1,537           1,370           1,325           4,458           4,082           4,518
          0               0               0               0           8,088               0               0               0
          0           1,374               0           1,785               0             257               0              16
       (308)         (1,678)           (573)         (1,947)         (2,317)         (3,354)         (1,961)         (2,849)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      3,203           2,814             964           1,208           7,096           1,361           2,121           1,685
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     19,199          15,996          12,710          11,746          24,811          17,715          13,883          11,762
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All Amounts in Thousands                               TRANSAMERICA                          JENNISON
                ------------------------                                  EQUITY                              GROWTH
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $      (495)      $      (913)      $       (63)      $       (42)
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................         (10,876)          (20,906)           (3,521)           (9,334)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........         (35,175)          (25,301)           (3,824)            2,699
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................         (46,546)          (47,120)           (7,408)           (6,677)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0              (660)
  Net realized gains.....................................               0            (3,697)                0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0            (3,697)                0              (660)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          68,065            72,849            12,718             9,469
  Dividends and distributions reinvested.................               0             3,697                 0               660
  Cost of shares redeemed................................         (12,960)          (35,914)           (2,323)           (5,005)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          55,105            40,632            10,395             5,124
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................           8,559           (10,185)            2,987            (2,213)

NET ASSETS:
  Beginning of period....................................         244,735           254,920            34,245            36,458
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $   253,294       $   244,735       $    37,232       $    34,245
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $      (495)      $         0       $       (63)      $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............          13,854            11,703             4,159             3,539
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           4,150             3,911             1,731             1,117
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0               208                 0                70
  Shares redeemed........................................            (795)           (1,968)             (305)             (567)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           3,355             2,151             1,426               620
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................          17,209            13,854             5,585             4,159
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

          AMERICAN CENTURY                    GE U.S.                       J.P. MORGAN                     THIRD AVENUE
           INTERNATIONAL                       EQUITY                      ENHANCED INDEX                      VALUE
      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
        2002            2001            2002            2001            2002            2001            2002            2001
    $       245     $       266     $       312     $       643     $       365     $       607     $       153     $     1,016
         (1,095)        (12,963)         (3,378)         (9,477)         (7,386)        (14,531)           (684)          4,972
           (457)          3,962         (16,177)        (10,898)        (18,410)         (4,004)         (2,075)             27
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         (1,307)         (8,735)        (19,243)        (19,732)        (25,431)        (17,928)         (2,606)          6,015
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

              0          (1,098)              0            (324)              0            (873)              0            (156)
              0            (106)              0          (1,442)              0               0               0            (228)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
              0          (1,204)              0          (1,766)              0            (873)              0            (384)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

        114,923         100,138          15,933          31,724          30,986          40,212          55,202          96,962
              0           1,204               0           1,766               0             873               0             384
        (95,349)        (98,069)        (16,163)        (44,617)        (15,837)        (28,024)        (10,689)        (31,824)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         19,574           3,273            (230)        (11,127)         15,149          13,061          44,513          65,522
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         18,267          (6,666)        (19,473)        (32,625)        (10,282)         (5,740)         41,907          71,153

         29,985          36,651         173,136         205,761         150,777         156,517         163,895          92,742
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    $    48,252     $    29,985     $   153,663     $   173,136     $   140,495     $   150,777     $   205,802     $   163,895
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
    $       401     $       156     $       955     $       643     $       977     $       612     $     3,672     $     3,519
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

          3,918           3,544          12,810          13,737          11,386          10,345          11,290           6,765
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
         14,998          11,006           1,207           2,259           2,461           3,014           3,649           6,920
            556               0               0               0               0               0               0               0
              0             139               0             129               0              59               0              27
        (12,871)        (10,771)         (1,243)         (3,315)         (1,287)         (2,032)           (733)         (2,422)
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          2,683             374             (36)           (927)          1,174           1,041           2,916           4,525
    -----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          6,601           3,918          12,774          12,810          12,560          11,386          14,206          11,290
    ===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All amounts in thousands                                 CAPITAL                           CLARION REAL
                ------------------------                             GUARDIAN GLOBAL                    ESTATE SECURITIES
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $        93       $        13       $     1,615       $     1,573
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................          (1,048)           (2,037)            3,422               499
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........          (4,931)           (2,641)            2,750               710
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          (5,886)           (4,665)            7,787             2,782
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0              (798)
  Net realized gains.....................................               0              (985)                0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0              (985)                0              (798)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          39,297            62,436            50,182            36,539
  Dividends and distributions reinvested.................               0               985                 0               798
  Cost of shares redeemed................................         (19,116)          (63,645)           (5,236)          (12,287)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................          20,181              (224)           44,946            25,050
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          14,295            (5,874)           52,733            27,034

NET ASSETS:
  Beginning of period....................................          44,477            50,351            43,611            16,577
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $    58,772       $    44,477       $    96,344       $    43,611
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $       131       $        38       $     3,624       $     2,009
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............           4,209             4,176             3,892             1,607
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           3,817             5,652             4,121             3,392
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0                83                 0                71
  Shares redeemed........................................          (1,840)           (5,702)             (442)           (1,178)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............           1,977                33             3,679             2,285
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................           6,186             4,209             7,571             3,892
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

       MFS HIGH YIELD                 JANUS GROWTH II                 DREYFUS MID CAP               GOLDMAN SACHS GROWTH
  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$     1,858     $     2,264     $      (794)    $    (2,171)    $        16     $        20     $        26     $        51
     (1,457)         (1,870)        (53,937)       (215,170)           (846)         (1,570)         (2,419)         (2,492)
       (947)            544         (41,240)         10,297          (1,613)            813          (6,389)         (1,628)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
       (546)            938         (95,971)       (207,044)         (2,443)           (737)         (8,782)         (4,069)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

          0          (1,691)              0               0               0            (296)              0            (264)
          0               0               0         (13,439)              0             (35)              0             (25)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          0          (1,691)              0         (13,439)              0            (331)              0            (289)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     42,531          36,830           5,704          30,271          46,126          22,964          17,435          42,311
          0           1,691               0          13,439               0             331               0             289
    (12,637)        (26,670)        (45,276)       (142,754)        (11,081)         (6,726)         (8,892)        (13,045)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     29,894          11,851         (39,572)        (99,044)         35,045          16,569           8,543          29,555
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     29,348          11,098        (135,543)       (319,527)         32,602          15,501            (239)         25,197

     32,831          21,733         434,657         754,184          30,215          14,714          45,382          20,185
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$    62,179     $    32,831     $   299,114     $   434,657     $    62,817     $    30,215     $    45,143     $    45,382
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     4,127     $     2,269     $      (794)    $         0     $        36     $        20     $        77     $        51
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      3,691           2,399           9,257          11,199           2,676           1,237           4,994           1,891
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      4,735           4,067             133             541           3,899           2,035           2,013           4,487
          0               0               0               0               0               0               0               0
          0             187               0             226               0              30               0              31
     (1,406)         (2,962)         (1,084)         (2,709)           (965)           (626)         (1,052)         (1,415)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      3,329           1,292            (951)         (1,942)          2,934           1,439             961           3,103
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      7,020           3,691           8,306           9,257           5,610           2,676           5,955           4,994
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All Amounts in Thousands                                  MUNDER                           PBHG MID CAP
                ------------------------                                  NET50                               GROWTH
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $       (43)      $         6       $      (535)      $      (713)
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................          (2,137)           (2,548)          (14,825)         (150,397)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........          (2,387)           (1,808)           (7,199)           68,972
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................          (4,567)           (4,350)          (22,559)          (82,138)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0               (61)                0                 0
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0               (61)                0                 0
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................           5,160            16,759            71,805            97,114
  Dividends and distributions reinvested.................               0                61                 0                 0
  Cost of shares redeemed................................          (5,586)           (7,615)          (71,464)          (92,990)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................            (426)            9,205               341             4,124
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................          (4,993)            4,794           (22,218)          (78,014)

NET ASSETS:
  Beginning of period....................................          11,245             6,451           139,293           217,307
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $     6,252       $    11,245       $   117,075       $   139,293
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $       (38)      $         5       $      (535)      $         0
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............           1,393               593            14,429            14,433
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................             705             1,693             7,989             8,874
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0                 7                 0                 0
  Shares redeemed........................................            (855)             (900)           (8,004)           (8,878)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............            (150)              800               (15)               (4)
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................           1,243             1,393            14,414            14,429
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

          SALOMON                      T. ROWE PRICE                   T. ROWE PRICE                 GREAT COMPANIES -
          ALL CAP                     DIVIDEND GROWTH                    SMALL CAP                      AMERICA(SM)
  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
    2002            2001            2002            2001            2002            2001            2002            2001
$       791     $     2,883     $       223     $       309     $      (254)    $      (268)    $       405     $       456
    (15,206)         (3,330)            (83)           (249)             85          (3,709)         (3,541)         (5,818)
    (42,709)           (654)         (6,291)           (478)        (14,168)          1,189         (27,756)         (5,860)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (57,124)         (1,101)         (6,151)           (418)        (14,337)         (2,788)        (30,892)        (11,222)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

          0          (3,588)              0            (147)              0               0               0            (398)
          0            (101)              0               0               0               0               0               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          0          (3,689)              0            (147)              0               0               0            (398)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    126,341         251,380          23,120          43,406          57,260          61,518          75,217         103,188
          0           3,689               0             147               0               0               0             398
    (35,154)        (48,128)         (8,674)         (9,526)        (22,257)        (30,655)        (16,666)        (22,213)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     91,187         206,941          14,446          34,027          35,003          30,863          58,551          81,373
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     34,063         202,151           8,295          33,462          20,666          28,075          27,659          69,753

    287,881          85,730          51,099          17,637          58,099          30,024         152,874          83,121
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$   321,944     $   287,881     $    59,394     $    51,099     $    78,765     $    58,099     $   180,533     $   152,874
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$     4,078     $     3,287     $       530     $       307     $      (254)    $         0     $       861     $       456
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

     22,043           6,602           5,282           1,742           5,297           2,472          15,343           7,303
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      9,937          19,015           2,394           4,536           5,522           5,726           3,326          10,304
          0               0               0               0               0               0           4,749               0
          0             277               0              15               0               0               0              41
     (2,816)         (3,851)           (925)         (1,011)         (2,192)         (2,901)         (1,797)         (2,305)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      7,121          15,441           1,469           3,540           3,330           2,825           6,278           8,040
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     29,164          22,043           6,751           5,282           8,627           5,297          21,621          15,343
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All amounts in thousands                            GREAT COMPANIES -                        GABELLI
                ------------------------                              TECHNOLOGY(SM)                      GLOBAL GROWTH
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002              2001              2002              2001
OPERATIONS:
  Net investment income (loss)...........................     $      (202)      $      (250)      $        22       $       304
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................         (12,156)          (17,952)           (1,227)           (4,012)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........          (2,582)              346            (8,840)             (780)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................         (14,940)          (17,856)          (10,045)           (4,488)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0               (64)
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0                 0                 0               (64)
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................          18,108            63,688            66,426           117,374
  Dividends and distributions reinvested.................               0                 0                 0                64
  Cost of shares redeemed................................         (29,432)          (13,106)          (41,163)          (53,942)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................         (11,324)           50,582            25,263            63,496
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................         (26,264)           32,726            15,218            58,944

NET ASSETS:
  Beginning of period....................................          56,885            24,159            72,495            13,551
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $    30,621       $    56,885       $    87,713       $    72,495
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $      (202)      $         0       $       318       $       296
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............          13,374             3,584             8,873             1,488
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................           4,584            12,518             8,494            13,913
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0                 0                 0                 8
  Shares redeemed........................................          (7,723)           (2,728)           (5,227)           (6,536)
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............          (3,139)            9,790             3,267             7,385
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................          10,235            13,374            12,140             8,873
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

     GREAT COMPANIES -                CAPITAL GUARDIAN                AMERICAN CENTURY              TRANSAMERICA GROWTH
         GLOBAL(2)                      U.S. EQUITY                   INCOME & GROWTH                  OPPORTUNITIES
  JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,      JUNE 30,      DECEMBER 31,
    2002            2001            2002            2001            2002          2001(1)           2002          2001(1)
$        36     $        12     $       106     $        68     $        37     $         7     $       (33)    $        (6)
       (453)         (1,524)         (1,041)           (271)           (138)            (40)           (109)            (28)
     (3,032)            551         (11,572)           (537)         (1,937)            186          (1,272)            596
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     (3,449)           (961)        (12,507)           (740)         (2,038)            153          (1,414)            562
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

          0              (4)              0             (32)              0               0               0               0
          0               0               0             (34)              0               0               0               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
          0              (4)              0             (66)              0               0               0               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     11,221          17,256          35,562          23,877          18,723           6,965          20,794           5,184
          0               4               0              66               0               0               0               0
     (2,318)         (5,292)         (1,443)         (6,310)         (1,858)           (333)         (1,955)           (165)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      8,903          11,968          34,119          17,633          16,865           6,632          18,839           5,019
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      5,454          11,003          21,612          16,827          14,827           6,785          17,425           5,581

     16,060           5,057          50,334          33,507           6,785               0           5,581               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
$    21,514     $    16,060     $    71,946     $    50,334     $    21,612     $     6,785     $    23,006     $     5,581
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========
$        48     $        12     $       174     $        68     $        44     $         7     $       (33)    $         0
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

      2,261             592           5,168           3,316             716               0             499               0
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      1,650           2,377           3,863           2,501           2,038             753           1,785             516
          0               0               0               0               0               0               0               0
          0               1               0               6               0               0               0               0
       (358)           (709)           (158)           (655)           (207)            (37)           (171)            (17)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      1,292           1,669           3,705           1,852           1,831             716           1,614             499
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
      3,553           2,261           8,873           5,168           2,547             716           2,113             499
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

For the period ended
(unaudited)

                All amounts in thousands                             BLACKROCK GLOBAL                       BLACKROCK
                ------------------------                           SCIENCE & TECHNOLOGY                  LARGE CAP VALUE
                                                                JUNE 30,        DECEMBER 31,        JUNE 30,        DECEMBER 31,
                                                                  2002            2001(1)             2002            2001(1)
OPERATIONS:
  Net investment income (loss)...........................     $        (6)      $        (4)      $         0       $         1
  Net realized gain (loss) on investment securities,
    option contracts, futures contracts and foreign
    currency transactions................................             (88)              (61)              (53)              (32)
  Change in unrealized appreciation (depreciation) on
    investment securities, option contracts, futures
    contracts and foreign currency transactions..........            (164)              110              (113)               (3)
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets resulting from
    operations...........................................            (258)               45              (166)              (34)
                                                              -----------       -----------       -----------       -----------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................................               0                 0                 0                 0
  Net realized gains.....................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------
    Total distributions..................................               0                 0                 0                 0
                                                              -----------       -----------       -----------       -----------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......................             159             1,007                43             1,048
  Dividends and distributions reinvested.................               0                 0                 0                 0
  Cost of shares redeemed................................             (47)               (3)              (14)               (3)
                                                              -----------       -----------       -----------       -----------
    Increase (decrease) in net assets from capital share
      transactions.......................................             112             1,004                29             1,045
                                                              -----------       -----------       -----------       -----------
  Net increase (decrease) in net assets..................            (146)            1,049              (137)            1,011

NET ASSETS:
  Beginning of period....................................           1,049                 0             1,011                 0
                                                              -----------       -----------       -----------       -----------
  End of period..........................................     $       903       $     1,049       $       874       $     1,011
                                                              ===========       ===========       ===========       ===========
  Accumulated net investment income (loss)...............     $        (6)      $         0       $         2       $         1
                                                              ===========       ===========       ===========       ===========

SHARE ACTIVITY:
  Shares outstanding -- beginning of period..............             100                 0               105                 0
                                                              -----------       -----------       -----------       -----------
  Shares issued..........................................              19               100                 5               105
  Shares issued on fund acquisition(5)...................               0                 0                 0                 0
  Shares issued -- reinvestment of dividends and
    distributions........................................               0                 0                 0                 0
  Shares redeemed........................................              (6)                0                (2)                0
                                                              -----------       -----------       -----------       -----------
  Increase (decrease) in shares outstanding..............              13               100                 3               105
                                                              -----------       -----------       -----------       -----------
  Shares outstanding -- end of period....................             113               100               108               105
                                                              ===========       ===========       ===========       ===========

The notes to the financial statements are an integral part of this report.

                                                                                                               MODERATELY
         BLACKROCK                 AGGRESSIVE         CONSERVATIVE         JANUS            MODERATE           AGGRESSIVE
       MID CAP GROWTH           ASSET ALLOCATION    ASSET ALLOCATION      BALANCED      ASSET ALLOCATION    ASSET ALLOCATION
  JUNE 30,      DECEMBER 31,        JUNE 30,            JUNE 30,          JUNE 30,          JUNE 30,            JUNE 30,
    2002          2001(1)           2002(1)             2002(1)           2002(1)           2002(1)             2002(1)
$        (6)    $        (3)       $        (3)        $        (2)     $         5        $        (5)        $        (5)
        (55)            (54)                (5)                  0              (15)                 0                   0
       (136)             88               (675)               (240)             (60)              (812)             (1,137)
-----------     -----------        -----------         -----------      -----------        -----------         -----------
       (197)             31               (683)               (242)             (70)              (817)             (1,142)
-----------     -----------        -----------         -----------      -----------        -----------         -----------

          0               0                  0                   0                0                  0                   0
          0               0                  0                   0                0                  0                   0
-----------     -----------        -----------         -----------      -----------        -----------         -----------
          0               0                  0                   0                0                  0                   0
-----------     -----------        -----------         -----------      -----------        -----------         -----------

        465           1,030             14,118              15,435            3,725             29,103              30,579
          0               0                  0                   0                0                  0                   0
        (20)             (3)              (543)               (815)            (221)              (183)               (134)
-----------     -----------        -----------         -----------      -----------        -----------         -----------
        445           1,027             13,575              14,620            3,504             28,920              30,445
-----------     -----------        -----------         -----------      -----------        -----------         -----------
        248           1,058             12,892              14,378            3,434             28,103              29,303

      1,058               0                  0                   0                0                  0                   0
-----------     -----------        -----------         -----------      -----------        -----------         -----------
$     1,306     $     1,058        $    12,892         $    14,378      $     3,434        $    28,103         $    29,303
===========     ===========        ===========         ===========      ===========        ===========         ===========
$        (6)    $         0        $        (3)        $        (2)     $         5        $        (5)        $        (5)
===========     ===========        ===========         ===========      ===========        ===========         ===========

        103               0                  0                   0                0                  0                   0
-----------     -----------        -----------         -----------      -----------        -----------         -----------
         50             103              1,478               1,597              377              2,997               3,174
          0               0                  0                   0                0                  0                   0
          0               0                  0                   0                0                  0                   0
         (2)              0                (60)                (85)             (23)               (19)                (14)
-----------     -----------        -----------         -----------      -----------        -----------         -----------
         48             103              1,418               1,512              354              2,978               3,160
-----------     -----------        -----------         -----------      -----------        -----------         -----------
        151             103              1,418               1,512              354              2,978               3,160
===========     ===========        ===========         ===========      ===========        ===========         ===========

For the period ended
(unaudited)

                                                             TRANSAMERICA
         All amounts in thousands                 PIMCO      CONVERTIBLE        VALUE LINE             LKCM CAPITAL
         ------------------------             TOTAL RETURN    SECURITIES     AGGRESSIVE GROWTH             GROWTH
                                                JUNE 30,       JUNE 30,   JUNE 30,   DECEMBER 31,   JUNE 30,   DECEMBER 31,
                                                2002(1)        2002(1)       2002      2001          2002        2001

OPERATIONS:
  Net investment income (loss)...........     $      42      $      7    $     (12)    $     (14)    $    (30)    $     (8)
  Net realized gain (loss) on
    investment securities, option
    contracts, futures contracts
    and foreign currency transactions....            65            40         (421)       (1,444)      (1,085)        (760)
  Change in unrealized appreciation
    (depreciation) on investment
    securities,  option contracts,
    futures contracts and foreign
    currency transactions................          (154)         (119)        (473)          858       (2,394)         137
                                              ---------      -------     ---------     ---------     --------     --------
  Net increase (decrease) in net assets
    resulting from operations............           (47)          (72)        (906)         (600)      (3,509)        (631)
                                              ---------      -------     ---------     ---------     --------     --------

DISTRIBUTION TO SHAREHOLDERS:
  Net investment income..................             0             0            0             0            0          (24)
  Net realized gains.....................             0             0            0             0            0            0
                                              ---------      -------     ---------     ---------     --------     --------
    Total distributions..................             0             0            0             0            0          (24)
                                              ---------      -------     ---------     ---------     --------     --------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sales of shares......        40,642         5,134        2,191         6,590        6,545        7,180
  Dividends and distributions
     reinvested..........................             0             0            0             0            0           24
  Cost of shares redeemed................          (200)          (65)      (2,117)       (3,981)      (4,077)        (858)
                                              ---------      -------     ---------     ---------     --------     --------
  Increase (decrease) in net assets
     from capital share transactions.....        40,442         5,069           74         2,609        2,468        6,346
                                              ---------      -------     ---------     ---------     --------     --------
  Net increase (decrease) in net
     assets..............................        40,395         4,997         (832)        2,009       (1,041)       5,691

NET ASSETS:
  Beginning of period....................             0             0        7,730         5,721        6,456          765
                                              ---------      -------     ---------     ---------     --------     --------
  End of period..........................     $  40,395      $  4,997    $   6,898     $   7,730     $  5,415     $  6,456
                                              =========      ========    =========     =========     ========     ========
  Accumulated net investment
     income (loss).......................     $      42      $      7    $     (12)    $       0     $    (30)    $      0
                                              =========      ========    =========     =========     ========     ========

SHARE ACTIVITY:
  Shares outstanding -- beginning of
    period...............................             0            0           956           633          959           68
                                              ---------      -------     ---------     ---------     --------     --------
  Shares issued..........................         4,042          517           277           821        1,052        1,001
  Shares issued on fund acquisition(5)...             0            0             0             0            0            0
  Shares issued -- reinvestment of
    dividends  and distributions.........             0            0             0             0            0            4
  Shares redeemed........................           (20)          (7)         (272)         (498)        (725)        (114)
                                              ---------      -------     ---------     ---------     --------     --------
  Increase (decrease) in shares
    outstanding..........................         4,022          510             5           323          327          891
                                              ---------      -------     ---------     ---------     --------     --------
  Shares outstanding -- end of period....         4,022          510           961           956        1,286          959
                                              =========      =======     =========     =========     ========     ========

The notes to the financial statements are an integral part of this report.

                       THIS PAGE INTENTIONALLY LEFT BLANK

FINANCIAL HIGHLIGHTS
For the period ended
(unaudited)

                                                                              AEGON BOND
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   11.96       $   11.14       $   10.61       $   11.59       $   11.14       $   10.71
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.32            0.63            0.67            0.64            0.64            0.65
   Net realized and unrealized
     gain (loss) on
     investments.................          0.14            0.27            0.48           (0.97)           0.40            0.32
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................          0.46            0.90            1.15           (0.33)           1.04            0.97
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.08)          (0.62)          (0.65)          (0.59)          (0.54)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.08)          (0.62)          (0.65)          (0.59)          (0.54)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   12.42       $   11.96       $   11.14       $   10.61       $   11.59       $   11.14
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................          3.85%           8.07%          10.89%          (2.94)%          9.32%           9.16%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 245,829       $ 255,940       $ 142,027       $ 153,885       $ 170,744       $ 129,654
 Ratio of total expenses to
   average net assets(b).........          0.54%           0.55%           0.53%           0.53%           0.54%           0.64%
 Ratio of net expenses to average
   net assets(b).................          0.54%           0.55%           0.53%           0.53%           0.54%           0.64%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          5.30%           5.42%           6.06%           5.67%           5.54%           5.90%
 Portfolio turnover rate(a)......         37.46%          52.79%          45.26%          26.40%          51.60%         213.03%

                                                                             JANUS GROWTH
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   32.65       $   47.34       $   78.00       $   59.94       $   36.84       $   35.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.05)          (0.12)          (0.14)          (0.04)           0.12            0.31
   Net realized and unrealized
     gain (loss) on
     investments.................         (7.38)         (13.24)         (21.10)          34.02           23.49            5.88
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (7.43)         (13.36)         (21.24)          33.98           23.61            6.19
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00            0.00           (0.10)          (1.17)          (0.09)          (0.26)
   Distributions from net
     realized gains on
     investments.................          0.00           (1.33)          (9.32)         (14.75)          (0.42)          (4.09)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (1.33)          (9.42)         (15.92)          (0.51)          (4.35)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   25.22       $   32.65       $   47.34       $   78.00       $   59.94       $   36.84
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (22.76)%        (28.20)%        (28.94)%         59.67%          64.47%          17.54%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $1,360,294      $1,892,586      $2,957,087      $4,141,240      $3,086,057      $1,839,453
 Ratio of total expenses to
   average net assets(b).........          0.90%           0.89%           0.82%           0.82%           0.83%           0.87%
 Ratio of net expenses to average
   net assets(b).................          0.90%           0.89%           0.82%           0.82%           0.83%           0.87%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.37)%         (0.33)%         (0.18)%         (0.05)%          0.25%           0.80%
 Portfolio turnover rate(a)......         39.13%          60.30%          49.08%          70.95%          35.29%          85.88%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                      TRANSAMERICA MONEY MARKET
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.01            0.04            0.06            0.05            0.05            0.05
   Net realized and unrealized
     gain (loss) on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................          0.01            0.04            0.06            0.05            0.05            0.05
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........         (0.01)          (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................          0.76%           4.01%           6.15%           4.63%           5.26%           5.24%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 499,725       $ 467,311       $ 319,945       $ 429,811       $ 169,731       $ 119,708
 Ratio of total expenses to
   average net assets(b).........          0.42%           0.44%           0.44%           0.44%           0.46%           0.48%
 Ratio of net expenses to average
   net assets(b).................          0.42%           0.44%           0.44%           0.44%           0.46%           0.48%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.56%           3.70%           5.97%           4.81%           5.24%           5.32%
 Portfolio turnover rate(a)......           n/a             n/a             n/a             n/a             n/a             n/a

                                                              VAN KAMPEN ACTIVE INTERNATIONAL ALLOCATION
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $    9.16       $   15.18       $   20.88       $   16.19       $   14.21       $   13.95
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.19            0.03            0.03            0.10            0.12            0.10
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.50)          (3.09)          (3.68)           5.02            2.08            0.26
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.31)          (3.06)          (3.65)           5.12            2.20            0.36
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00            0.00           (0.03)          (0.26)          (0.11)          (0.10)
   Distributions from net
     realized gains on
     investments.................          0.00           (2.96)          (2.02)          (0.17)          (0.11)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (2.96)          (2.05)          (0.43)          (0.22)          (0.10)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    8.85       $    9.16       $   15.18       $   20.88       $   16.19       $   14.21
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (3.38)%        (22.96)%        (18.26)%         32.35%          15.44%           2.54%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 118,393       $ 123,986       $ 186,664       $ 228,655       $ 184,856       $ 164,560
 Ratio of total expenses to
   average net assets(b).........          1.15%           1.09%           1.07%           1.00%           1.10%           1.12%
 Ratio of net expenses to average
   net assets(b)(d)..............          1.15%           1.01%           0.98%           0.91%           0.98%           1.07%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.38%           0.26%           0.15%           0.73%           0.76%           0.74%
 Portfolio turnover rate(a)......         92.12%             39%             63%             30%             21%             19%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                     VAN KAMPEN ASSET ALLOCATION
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   15.73       $   19.47       $   22.89       $   23.89       $   22.34       $   18.84
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.41            0.35            0.35            0.34            0.43            0.32
   Net realized and unrealized
     gain (loss) on
     investments.................         (2.17)          (1.64)          (1.60)           4.80            3.50            3.45
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.76)          (1.29)          (1.25)           5.14            3.93            3.77
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.37)          (0.33)          (0.43)          (0.32)          (0.27)
   Distributions from net
     realized gains on
     investments.................          0.00           (2.08)          (1.84)          (5.71)          (2.06)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (2.45)          (2.17)          (6.14)          (2.38)          (0.27)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   13.97       $   15.73       $   19.47       $   22.89       $   23.89       $   22.34
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (11.19)%         (7.06)%         (5.93)%         26.39%          18.39%          20.14%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 266,845       $ 291,091       $ 352,333       $ 414,926       $ 353,001       $ 303,102
 Ratio of total expenses to
   average net assets(b).........          0.90%           0.92%           0.87%           0.87%           0.80%           0.84%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.88%           0.86%           0.85%           0.84%           0.78%           0.84%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.84%           1.95%           1.50%           1.58%           1.97%           1.61%
 Portfolio turnover rate(a)......        149.11%            221%            158%            220%            262%             67%

                                                                       VAN KAMPEN MONEY MARKET
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.02            0.04            0.06            0.05            0.05            0.05
   Net realized and unrealized
     gain (loss) on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................          0.02            0.04            0.06            0.05            0.05            0.05
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................         (0.02)          (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........         (0.02)          (0.04)          (0.06)          (0.05)          (0.05)          (0.05)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    1.00       $    1.00       $    1.00       $    1.00       $    1.00       $    1.00
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................          0.67%           3.69%           5.95%           4.75%           4.96%           5.07%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 244,344       $ 324,065       $ 124,629       $ 134,779       $ 100,932       $  51,162
 Ratio of total expenses to
   average net assets(b).........          0.59%           0.59%           0.60%           0.55%           0.60%           0.60%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.59%           0.59%           0.60%           0.55%           0.60%           0.60%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.33%           3.27%           5.79%           4.60%           4.92%           4.99%
 Portfolio turnover rate(a)......           n/a             n/a             n/a             n/a             n/a             n/a

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                             JANUS GLOBAL
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   18.32       $   23.97       $   37.46       $   23.71       $   19.04       $   18.12
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.05            0.10            0.02           (0.04)           0.05            0.08
   Net realized and unrealized
     gain (loss) on
     investments.................         (2.47)          (5.57)          (6.06)          16.42            5.61            3.32
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (2.42)          (5.47)          (6.04)          16.38            5.66            3.40
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.18)          (0.90)           0.00           (0.13)          (1.14)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (6.55)          (2.63)          (0.86)          (1.34)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.18)          (7.45)          (2.63)          (0.99)          (2.48)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   15.90       $   18.32       $   23.97       $   37.46       $   23.71       $   19.04
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (13.21)%        (22.84)%        (17.55)%         71.10%          30.01%          18.75%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 850,585       $1,082,192      $1,717,573      $1,926,210      $1,069,765      $ 785,966
 Ratio of total expenses to
   average net assets(b).........          0.96%           0.95%           0.89%           0.92%           0.95%           1.00%
 Ratio of net expenses to average
   net assets(b).................          0.96%           0.95%           0.89%           0.92%           0.95%           1.00%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.63%           0.50%           0.06%          (0.14)%          0.23%           0.41%
 Portfolio turnover rate(a)......         38.40%          83.21%          82.42%          68.10%          87.36%          97.54%

                                                                     LKCM STRATEGIC TOTAL RETURN
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   14.43       $   14.90       $   16.85       $   16.40       $   15.62       $   13.97
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.16            0.34            0.35            0.34            0.39            0.37
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.00)          (0.66)          (0.97)           1.59            1.09            2.68
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.84)          (0.32)          (0.62)           1.93            1.48            3.05
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.07)          (0.32)          (0.35)          (0.38)          (0.38)
   Distributions from net
     realized gains on
     investments.................          0.00           (0.08)          (1.01)          (1.13)          (0.32)          (1.02)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.15)          (1.33)          (1.48)          (0.70)          (1.40)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   13.59       $   14.43       $   14.90       $   16.85       $   16.40       $   15.62
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (5.82)%         (2.18)%         (3.76)%         12.07%           9.64%          21.85%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 395,419       $ 451,577       $ 558,924       $ 624,416       $ 592,312       $ 526,577
 Ratio of total expenses to
   average net assets(b).........          0.89%           0.89%           0.85%           0.86%           0.86%           0.88%
 Ratio of net expenses to average
   net assets(b).................          0.89%           0.89%           0.85%           0.86%           0.86%           0.88%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          2.22%           2.37%           2.20%           2.02%           2.43%           2.43%
 Portfolio turnover rate(a)......          6.06%          16.16%          51.66%          45.42%          49.20%          48.20%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                      VAN KAMPEN EMERGING GROWTH
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   19.44       $   29.66       $   46.01       $   26.92       $   20.37       $   18.46
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.03)           0.01           (0.13)          (0.15)          (0.08)          (0.05)
   Net realized and unrealized
     gain (loss) on
     investments.................         (3.62)          (9.84)          (4.55)          26.83            7.56            4.03
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (3.65)          (9.83)          (4.68)          26.68            7.48            3.98
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.02)          (0.41)          (0.21)           0.00            0.00
   Distributions from net
     realized gains on
     investments.................          0.00           (0.37)         (11.26)          (7.38)          (0.93)          (2.07)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.39)         (11.67)          (7.59)          (0.93)          (2.07)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   15.79       $   19.44       $   29.66       $   46.01       $   26.92       $   20.37
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (18.78)%        (33.23)%        (11.92)%        105.16%          37.33%          21.45%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 840,608       $1,077,677      $1,840,848      $1,916,025      $ 853,440       $ 592,003
 Ratio of total expenses to
   average net assets(b).........          0.94%           0.92%           0.85%           0.87%           0.89%           0.93%
 Ratio of net expenses to average
   net assets(b).................          0.94%           0.92%           0.85%           0.87%           0.89%           0.93%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.35)%          0.06%          (0.26)%         (0.44)%         (0.36)%         (0.27)%
 Portfolio turnover rate(a)......        132.91%         178.14%         120.78%         117.72%          99.50%          99.78%

                                                                       DREYFUS SMALL CAP VALUE
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   15.72       $   15.62       $   16.51       $   14.14       $   16.41       $   14.69
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.10)          (0.03)          (0.03)          (0.04)          (0.03)           0.02
   Net realized and unrealized
     gain (loss) on
     investments.................         (3.56)           4.66            1.87            4.00           (0.13)           3.52
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (3.66)           4.63            1.84            3.96           (0.16)           3.54
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00            0.00            0.00            0.00           (0.02)          (0.10)
   Distributions from net
     realized gains on
     investments.................          0.00           (4.53)          (2.73)          (1.59)          (2.09)          (1.72)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (4.53)          (2.73)          (1.59)          (2.11)          (1.82)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   12.06       $   15.72       $   15.62       $   16.51       $   14.14       $   16.41
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (23.28)%         28.79%          11.02%          29.39%          (2.18)%         25.56%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 289,870       $ 313,685       $ 213,086       $ 187,803       $ 158,662       $ 146,195
 Ratio of total expenses to
   average net assets(b).........          1.18%           1.18%           1.26%           1.22%           0.94%           0.91%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.90%           0.91%           0.91%           0.90%           0.86%           0.91%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.49)%         (0.24)%         (0.23)%         (0.28)%         (0.23)%          0.20%
 Portfolio turnover rate(a)......         76.00%            172%            192%            216%            183%            127%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                        CAPITAL GUARDIAN VALUE
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   17.35       $   17.58       $   19.99       $   21.68       $   20.70       $   17.21
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.22            0.16            0.15            0.18            0.22            0.20
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.89)           1.01            0.68           (0.72)           1.36            3.96
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.67)           1.17            0.83           (0.54)           1.58            4.16
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.14)          (0.19)          (0.24)          (0.22)          (0.14)
   Distributions from net
     realized gains on
     investments.................          0.00           (1.26)          (3.05)          (0.91)          (0.38)          (0.53)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (1.40)          (3.24)          (1.15)          (0.60)          (0.67)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   15.68       $   17.35       $   17.58       $   19.99       $   21.68       $   20.70
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (9.63)%          6.64%           5.57%          (3.06)%          7.56%          24.81%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 243,655       $ 217,637       $ 182,354       $ 209,653       $ 246,102       $ 216,039
 Ratio of total expenses to
   average net assets(b).........          0.93%           0.95%           0.93%           0.95%           0.85%           0.89%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.93%           0.94%           0.91%           0.88%           0.84%           0.89%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.92%           1.01%           0.77%           0.77%           1.10%           1.39%
 Portfolio turnover rate(a)......         26.78%             55%             85%             51%             19%             16%

                                                                       ALGER AGGRESSIVE GROWTH
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   16.34       $   19.56       $   33.28       $   22.44       $   16.04       $   14.18
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.04)          (0.03)          (0.09)          (0.15)          (0.04)          (0.01)
   Net realized and unrealized
     gain (loss) on
     investments.................         (3.30)          (3.19)         (10.03)          14.95            7.68            3.44
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (3.34)          (3.22)         (10.12)          14.80            7.64            3.43
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00            0.00           (0.42)          (1.54)          (0.05)          (0.42)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (3.18)          (2.42)          (1.19)          (1.15)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00            0.00           (3.60)          (3.96)          (1.24)          (1.57)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   13.00       $   16.34       $   19.56       $   33.28       $   22.44       $   16.04
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (20.44)%        (16.45)%        (31.33)%         69.02%          48.69%          24.25%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 516,566       $ 682,355       $ 907,696       $1,117,511      $ 574,164       $ 336,166
 Ratio of total expenses to
   average net assets(b).........          0.97%           0.97%           0.86%           0.89%           0.91%           0.96%
 Ratio of net expenses to average
   net assets(b).................          0.97%           0.97%           0.86%           0.89%           0.91%           0.96%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.56)%         (0.15)%         (0.31)%         (0.56)%         (0.21)%         (0.06)%
 Portfolio turnover rate(a)......        103.23%         104.17%         122.70%         101.71%         117.44%         136.18%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                      FEDERATED GROWTH & INCOME
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   15.28       $   13.43       $   10.91       $   12.28       $   12.56       $   11.76
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.32            0.64            0.51            0.48            0.53            0.49
   Net realized and unrealized
     gain (loss) on
     investments.................          0.71            1.46            2.65           (1.00)          (0.16)           2.35
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................          1.03            2.10            3.16           (0.52)           0.37            2.84
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.25)          (0.63)          (0.75)          (0.55)          (1.02)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (0.01)          (0.10)          (0.10)          (1.02)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.25)          (0.64)          (0.85)          (0.65)          (2.04)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   16.31       $   15.28       $   13.43       $   10.91       $   12.28       $   12.56
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................          6.74%          15.70%          29.16%          (4.45)%          3.05%          24.65%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 399,086       $ 281,943       $ 122,886       $  76,280       $  87,616       $  60,492
 Ratio of total expenses to
   average net assets(b).........          0.83%           0.86%           0.86%           0.89%           0.90%           0.96%
 Ratio of net expenses to average
   net assets(b).................          0.83%           0.86%           0.86%           0.89%           0.90%           0.96%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          4.05%           4.39%           4.31%           4.01%           4.35%           3.84%
 Portfolio turnover rate(a)......         81.72%         117.05%         147.18%         117.14%          97.17%         155.77%

                                                               TRANSAMERICA U.S. GOVERNMENT SECURITIES
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   11.89       $   11.88       $   11.53       $   12.32       $   11.87       $   11.23
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.59            0.36            0.74            0.62            0.40            0.39
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.50)           0.23            0.36           (0.73)           0.46            0.61
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................          0.09            0.59            1.10           (0.11)           0.86            1.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.58)          (0.75)          (0.46)          (0.41)          (0.36)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00           (0.22)           0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.58)          (0.75)          (0.68)          (0.41)          (0.36)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   11.98       $   11.89       $   11.88       $   11.53       $   12.32       $   11.87
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................          0.76%           5.10%          10.16%          (0.87)%          7.38%           9.15%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 172,724       $ 120,875       $  75,182       $  83,777       $  82,889       $  46,542
 Ratio of total expenses to
   average net assets(b).........          0.78%           0.79%           0.76%           0.77%           0.73%           0.80%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.78%           0.75%           0.74%           0.73%           0.72%           0.80%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          3.72%           4.64%           5.38%           5.52%           5.21%           5.74%
 Portfolio turnover rate(a)......        319.33%            760%          1,109%            596%            615%            185%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                     T. ROWE PRICE EQUITY INCOME
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   18.09       $   19.52       $   19.50       $   20.04       $   19.34       $   15.49
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.34            0.24            0.39            0.38            0.35            0.25
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.97)           0.24            1.78            0.42            1.33            4.06
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.63)           0.48            2.17            0.80            1.68            4.31
                                      ---------       ---------       ---------       ---------       ---------       ---------
Distributions:
   Dividends from net investment
     income......................          0.00           (0.35)          (0.39)          (0.40)          (0.28)          (0.19)
   Distributions from net
     realized gains on
     investments.................          0.00           (1.56)          (1.76)          (0.94)          (0.70)          (0.27)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (1.91)          (2.15)          (1.34)          (0.98)          (0.46)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   17.46       $   18.09       $   19.52       $   19.50       $   20.04       $   19.34
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (3.48)%          2.17%          12.31%           3.47%           8.81%          28.27%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 335,133       $ 289,420       $ 257,343       $ 264,718       $ 262,328       $ 197,228
 Ratio of total expenses to
   average net assets(b).........          0.89%           0.90%           0.90%           0.88%           0.85%           0.94%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.88%           0.90%           0.90%           0.87%           0.85%           0.94%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.34%           1.48%           1.98%           1.89%           2.18%           2.47%
 Portfolio turnover rate(a)......          9.74%             19%             38%             35%             20%             23%

                                                                      T. ROWE PRICE GROWTH STOCK
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   19.56       $   25.62       $   28.73       $   25.60       $   20.78       $   16.29
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.02            0.02            0.00            0.03            0.06            0.04
   Net realized and unrealized
     gain (loss) on
     investments.................         (3.20)          (2.37)          (0.15)           5.28            5.76            4.59
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (3.18)          (2.35)          (0.15)           5.31            5.82            4.63
                                      ---------       ---------       ---------       ---------       ---------       ---------
Distributions:
   Dividends from net investment
     income......................          0.00            0.00           (0.03)          (0.07)          (0.05)          (0.03)
   Distributions from net
     realized gains on
     investments.................          0.00           (3.71)          (2.93)          (2.11)          (0.95)          (0.11)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (3.71)          (2.96)          (2.18)          (1.00)          (0.14)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   16.38       $   19.56       $   25.62       $   28.73       $   25.60       $   20.78
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (16.26)%        (10.04)%         (0.51)%         22.19%          28.67%          28.57%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 208,245       $ 229,751       $ 269,983       $ 257,879       $ 194,301       $ 123,230
 Ratio of total expenses to
   average net assets(b).........          0.92%           0.93%           0.91%           0.88%           0.87%           0.96%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.91%           0.91%           0.90%           0.87%           0.87%           0.96%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.06%           0.11%           0.01%           0.21%           0.43%           0.38%
 Portfolio turnover rate(a)......         25.49%             67%             80%             66%             58%             41%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                     TRANSAMERICA VALUE BALANCED
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   13.29       $   13.19       $   12.13       $   13.35       $   13.61       $   12.61
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.16            0.36            0.43            0.39            0.41            0.36
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.62)          (0.07)           1.68           (1.14)           0.71            1.72
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.46)           0.29            2.11           (0.75)           1.12            2.08
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.19)          (0.55)          (0.41)          (0.39)          (0.52)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (0.50)          (0.06)          (0.99)          (0.56)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.19)          (1.05)          (0.47)          (1.38)          (1.08)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   11.83       $   13.29       $   13.19       $   12.13       $   13.35       $   13.61
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (10.99)%          2.16%          17.55%          (5.64)%          8.33%          16.59%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 293,481       $ 235,355       $ 215,675       $ 261,707       $ 365,738       $ 302,745
 Ratio of total expenses to
   average net assets(b).........          0.85%           0.89%           0.87%           0.87%           0.86%           0.87%
 Ratio of net expenses to average
   net assets(b).................          0.85%           0.89%           0.87%           0.87%           0.86%           0.87%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          2.52%           2.70%           3.42%           2.99%           2.93%           2.65%
 Portfolio turnover rate(a)......         86.97%          53.75%          19.57%          88.78%          76.62%          63.76%

                                                                        PBHG/NWQ VALUE SELECT
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   14.09       $   14.37       $   12.77       $   12.12       $   13.90       $   11.27
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.05            0.15            0.15            0.10            0.12            0.12
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.71)          (0.41)           1.78            0.85           (0.78)           2.69
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.66)          (0.26)           1.93            0.95           (0.66)           2.81
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.02)          (0.18)          (0.10)          (0.25)          (0.16)
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (0.15)          (0.20)          (0.87)          (0.02)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.02)          (0.33)          (0.30)          (1.12)          (0.18)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   13.43       $   14.09       $   14.37       $   12.77       $   12.12       $   13.90
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (4.68)%         (1.81)%         15.19%           7.95%          (4.78)%         25.04%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 186,508       $ 165,683       $ 144,818       $ 137,158       $ 157,157       $ 173,435
 Ratio of total expenses to
   average net assets(b).........          0.90%           0.94%           0.88%           0.90%           0.89%           0.89%
 Ratio of net expenses to average
   net assets(b).................          0.90%           0.94%           0.88%           0.90%           0.89%           0.89%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.73%           1.07%           1.10%           0.77%           0.89%           0.90%
 Portfolio turnover rate(a)......        105.97%          31.41%          46.34%          34.19%          43.60%          17.28%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                         TRANSAMERICA EQUITY
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $   17.67       $   21.78       $   26.61       $   19.36       $   14.75       $   10.93
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.03)          (0.07)          (0.14)          (0.09)          (0.01)          (0.05)
   Net realized and unrealized
     gain (loss) on
     investments.................         (2.92)          (3.77)          (2.23)           7.40            6.38            5.13
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (2.95)          (3.84)          (2.37)           7.31            6.37            5.08
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00            0.00            0.00            0.00            0.00            0.00
   Distributions from net
     realized gains on
     investments.................          0.00           (0.27)          (2.46)          (0.06)          (1.76)          (1.26)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.27)          (2.46)          (0.06)          (1.76)          (1.26)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   14.72       $   17.67       $   21.78       $   26.61       $   19.36       $   14.75
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (16.69)%        (17.63)%         (9.69)%         37.79%          43.28%          46.50%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 253,294       $ 244,735       $ 254,920       $ 238,655       $ 107,892       $  46,378
 Ratio of total expenses to
   average net assets(b).........          0.88%           0.91%           0.86%           0.90%           0.96%           0.98%
 Ratio of net expenses to average
   net assets(b)(c)..............          0.85%           0.85%           0.85%           0.85%           0.85%           0.85%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.40)%         (0.39)%         (0.60)%         (0.49)%         (0.32)%         (0.39)%
 Portfolio turnover rate(a)......         10.19%          51.23%          37.76%          28.79%          34.41%          20.54%

                                                                           JENNISON GROWTH
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998            1997
Net asset value, beginning of
 period..........................     $    8.23       $   10.30       $   12.56       $   12.22       $   11.75       $   10.06
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................         (0.04)          (0.02)           0.20            0.18            0.11            0.07
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.52)          (1.87)          (1.56)           0.41            0.50            1.62
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.56)          (1.89)          (1.36)           0.59            0.61            1.69
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.18)          (0.18)          (0.13)          (0.05)           0.00
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (0.72)          (0.12)          (0.09)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.18)          (0.90)          (0.25)          (0.14)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    6.67       $    8.23       $   10.30       $   12.56       $   12.22       $   11.75
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (18.96)%        (18.54)%        (11.58)%          4.79%           5.18%          16.81%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $  37,232       $  34,245       $  36,458       $  44,900       $  45,506       $  26,802
 Ratio of total expenses to
   average net assets(b).........          1.17%           1.01%           1.00%           0.91%           1.00%           1.16%
 Ratio of net expenses to average
   net assets(b)(d)..............          1.15%           1.01%           0.93%           0.85%           0.98%           1.15%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................         (0.37)%         (0.13)%          1.60%           1.34%           1.22%           1.34%
 Portfolio turnover rate(a)......         37.91%             78%            166%             48%             43%             44%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                    AMERICAN CENTURY INTERNATIONAL
                                                                                     December 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998          1997(E)
Net asset value, beginning of
 period..........................     $    7.65       $   10.34       $   14.28       $   12.07       $   10.70       $   10.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.05            0.07            0.04            0.04            0.03            0.02
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.39)          (2.45)          (2.15)           2.90            1.35            0.73
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.34)          (2.38)          (2.11)           2.94            1.38            0.75
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.28)          (0.19)          (0.05)          (0.01)          (0.05)
   Distributions from net
     realized gains on
     investments.................          0.00           (0.03)          (1.64)          (0.68)           0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.31)          (1.83)          (0.73)          (0.01)          (0.05)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    7.31       $    7.65       $   10.34       $   14.28       $   12.07       $   10.70
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................         (4.44)%        (23.44)%        (14.99)%         24.95%          12.85%           7.50%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $  48,252       $  29,985       $  36,651       $  33,579       $  32,149       $  19,795
 Ratio of total expenses to
   average net assets(b).........          1.94%           1.63%           1.66%           1.84%           1.96%           3.14%
 Ratio of net expenses to average
   net assets(b)(c)..............          1.42%           1.20%           1.30%           1.50%           1.50%           1.50%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          1.31%           0.78%           0.29%           0.31%           0.30%           0.18%
 Portfolio turnover rate(a)......        146.07%         154.25%         111.83%          99.77%          71.74%          54.33%

                                                                            GE U.S. EQUITY
                                                                                     December 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998          1997(E)
Net asset value, beginning of
 period..........................     $   13.52       $   14.98       $   15.79       $   14.42       $   12.23       $   10.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.02            0.05            0.07            0.07            0.09            0.09
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.51)          (1.38)          (0.19)           2.55            2.69            2.60
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.49)          (1.33)          (0.12)           2.62            2.78            2.69
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.02)          (0.11)          (0.51)          (0.48)          (0.42)
   Distributions from net
     realized gains on
     investments.................          0.00           (0.11)          (0.58)          (0.74)          (0.11)          (0.04)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.13)          (0.69)          (1.25)          (0.59)          (0.46)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   12.03       $   13.52       $   14.98       $   15.79       $   14.42       $   12.23
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (11.02)%         (8.88)%         (0.79)%         18.41%          22.87%          27.01%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 153,663       $ 173,136       $ 205,761       $ 179,267       $ 110,803       $  42,951
 Ratio of total expenses to
   average net assets(b).........          0.93%           0.94%           0.88%           0.93%           1.05%           1.54%
 Ratio of net expenses to average
   net assets(b)(c)..............          0.93%           0.94%           0.88%           0.93%           1.05%           1.30%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.37%           0.35%           0.42%           0.46%           0.67%           0.75%
 Portfolio turnover rate(a)......         15.64%          53.87%          39.08%          44.01%          63.08%          92.35%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                      J.P. MORGAN ENHANCED INDEX
                                                                                     DECEMBER 31,
                                       JUNE 30,      ----------------------------------------------------------------------------
                                         2002            2001            2000            1999            1998          1997(E)
Net asset value, beginning of
 period..........................     $   13.24       $   15.13       $   18.16       $   16.08       $   12.29       $   10.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.09            0.06            0.07            0.08            0.04            0.02
   Net realized and unrealized
     gain (loss) on
     investments.................         (2.14)          (1.86)          (1.99)           2.78            3.81            2.27
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (2.05)          (1.80)          (1.92)           2.86            3.85            2.29
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.09)          (0.08)          (0.03)          (0.02)           0.00
   Distributions from net
     realized gains on
     investments.................          0.00            0.00           (1.03)          (0.75)          (0.04)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.09)          (1.11)          (0.78)          (0.06)           0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   11.19       $   13.24       $   15.13       $   18.16       $   16.08       $   12.29
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (15.48)%        (11.98)%        (10.92)%         18.16%          31.39%          22.90%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 140,495       $ 150,777       $ 156,517       $ 153,967       $  64,058       $  19,811
 Ratio of total expenses to
   average net assets(b).........          0.88%           0.87%           0.87%           0.78%           1.10%           1.56%
 Ratio of net expenses to average
   net assets(b)(d)..............          0.88%           0.87%           0.87%           0.78%           1.10%           1.30%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.49%           0.43%           0.53%           0.73%           0.48%           0.55%
 Portfolio turnover rate(a)......         25.17%             56%             68%             56%             78%              6%

                                                                  THIRD AVENUE VALUE
                                                                             December 31,
                                       JUNE 30,      ------------------------------------------------------------
                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of
 period..........................     $   14.52       $   13.71       $   10.45       $    9.29       $   10.00
                                      ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.01            0.11            0.20            0.16            0.06
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.04)           0.73            3.50            1.28           (0.74)
                                      ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.03)           0.84            3.70            1.44           (0.68)
                                      ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.01)          (0.12)          (0.28)          (0.03)
   Distributions from net
     realized gains on
     investments.................          0.00           (0.02)          (0.32)           0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------
Total distributions..............          0.00           (0.03)          (0.44)          (0.28)          (0.03)
                                      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $   14.49       $   14.52       $   13.71       $   10.45       $    9.29
                                      =========       =========       =========       =========       =========
Total return(a)..................         (0.21)%          6.17%          35.47%          15.72%          (6.84)%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 205,802       $ 163,895       $  92,742       $  19,217       $  18,206
 Ratio of total expenses to
   average net assets(b).........          0.89%           0.92%           0.92%           1.06%           1.13%
 Ratio of net expenses to average
   net assets(b)(c)..............          0.89%           0.92%           0.92%           1.00%           1.00%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.16%           0.76%           1.56%           1.76%           0.63%
 Portfolio turnover rate(a)......          3.21%          18.13%          24.05%           9.56%           4.35%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                               CAPITAL GUARDIAN GLOBAL
                                                                                             DECEMBER 31,
                                                       JUNE 30,      ------------------------------------------------------------
                                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of period.............     $   10.57       $   12.06       $   15.77       $   10.66       $   10.00
                                                      ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)..................          0.05            0.00            0.02           (0.01)           0.07
   Net realized and unrealized gain (loss) on
     investments.................................         (1.12)          (1.22)          (2.37)           5.12            0.59
                                                      ---------       ---------       ---------       ---------       ---------
     Net income (loss) from operations...........         (1.07)          (1.22)          (2.35)           5.11            0.66
                                                      ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income..........          0.00            0.00            0.00            0.00            0.00
   Distributions from net realized gains on
     investments.................................          0.00           (0.27)          (1.36)           0.00            0.00
                                                      ---------       ---------       ---------       ---------       ---------
     Total distributions.........................          0.00           (0.27)          (1.36)           0.00            0.00
                                                      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...................     $    9.50       $   10.57       $   12.06       $   15.77       $   10.66
                                                      =========       =========       =========       =========       =========
Total return(a)..................................        (10.12)%        (10.36)%        (15.42)%         47.84%           6.60%
Ratios and supplemental data:
 Net assets at end of period (in thousands)......     $  58,772       $  44,477       $  50,351       $  40,770       $  24,865
 Ratio of total expenses to average net
   assets(b).....................................          1.31%           1.35%           1.30%           1.49%           1.55%
 Ratio of net expenses to average net
   assets(b)(d)..................................          1.31%           1.34%           1.28%           1.48%           1.49%
 Ratio of net investment income (loss) to average
   net assets(b).................................          0.37%           0.03%           0.08%          (0.12)%          0.75%
 Portfolio turnover rate(a)......................         13.14%             45%            303%            157%            128%

                                                                            CLARION REAL ESTATE SECURITIES
                                                                                             DECEMBER 31,
                                                       JUNE 30,      ------------------------------------------------------------
                                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of period...............   $   11.21       $   10.32       $    8.06       $    8.51       $   10.00
                                                      ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)....................        0.32            0.56            0.59            0.49            0.36
   Net realized and unrealized gain (loss) on
     investments...................................        1.20            0.58            1.79           (0.79)          (1.85)
                                                      ---------       ---------       ---------       ---------       ---------
     Net income (loss) from operations.............        1.52            1.14            2.38           (0.30)          (1.49)
                                                      ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income............        0.00           (0.25)          (0.12)          (0.15)           0.00
   Distributions from net realized gains on
     investments...................................        0.00            0.00            0.00            0.00            0.00
                                                      ---------       ---------       ---------       ---------       ---------
     Total distributions...........................        0.00           (0.25)          (0.12)          (0.15)           0.00
                                                      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period.....................   $   12.73       $   11.21       $   10.32       $    8.06       $    8.51
                                                      =========       =========       =========       =========       =========
Total return(a)....................................       13.56%          11.05%          29.62%          (3.77)%        (14.93)%
Ratios and supplemental data:
 Net assets at end of period (in thousands)........   $  96,344       $  43,611       $  16,577       $   3,199       $   2,414
 Ratio of total expenses to average net
   assets(b).......................................        1.01%           1.13%           1.71%           2.69%           3.34%
 Ratio of net expenses to average net
   assets(b)(c)....................................        1.00%           1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average
   net assets(b)...................................        5.36%           5.25%           6.27%           5.91%           6.03%
 Portfolio turnover rate(a)........................       79.59%         171.63%         291.38%         189.80%         100.80%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                    MFS HIGH YIELD
                                                                                             DECEMBER 31,
                                                       JUNE 30,      ------------------------------------------------------------
                                                         2002            2001            2000            1999          1998(E)
Net asset value, beginning of period...............   $    8.90       $    9.06       $   10.09       $    9.69       $   10.00
                                                      ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)....................        0.90            0.69            0.68            0.47            0.25
   Net realized and unrealized gain (loss) on
     investments...................................       (0.95)          (0.34)          (1.18)           0.09           (0.56)
                                                      ---------       ---------       ---------       ---------       ---------
     Net income (loss) from operations.............       (0.05)           0.35           (0.50)           0.56           (0.31)
                                                      ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income............        0.00           (0.51)          (0.53)          (0.16)           0.00
   Distributions from net realized gains on
     investments...................................        0.00            0.00            0.00            0.00            0.00
                                                      ---------       ---------       ---------       ---------       ---------
     Total distributions...........................        0.00           (0.51)          (0.53)          (0.16)           0.00
                                                      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period.....................   $    8.85       $    8.90       $    9.06       $   10.09       $    9.69
                                                      =========       =========       =========       =========       =========
Total return(a)....................................       (0.56)%          3.78%          (5.18)%          5.82%          (3.10)%
Ratios and supplemental data:
 Net assets at end of period (in thousands)........   $  62,179       $  32,831       $  21,733       $  20,015       $   9,819
 Ratio of total expenses to average net
   assets(b).......................................        1.13%           1.12%           1.14%           1.27%           1.58%
 Ratio of net expenses to average net
   assets(b)(d)....................................        1.13%           1.10%           1.13%           1.22%           1.30%
 Ratio of net investment income (loss) to average
   net assets(b)...................................        7.91%           7.57%           7.87%           7.07%           6.43%
 Portfolio turnover rate(a)........................       21.12%             50%             57%             77%             26%

                                                                           JANUS GROWTH II
                                                                                     DECEMBER 31,
                                                       JUNE 30,      --------------------------------------------
                                                         2002            2001            2000          1999(E)
Net asset value, beginning of period...............   $   46.95       $   67.34       $   95.37       $   69.88
                                                      ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss)....................       (0.28)          (0.23)          (0.23)          (0.04)
   Net realized and unrealized gain (loss) on
     investments...................................      (10.66)         (18.83)         (27.80)          25.53
                                                      ---------       ---------       ---------       ---------
     Net income (loss) from operations.............      (10.94)         (19.06)         (28.03)          25.49
                                                      ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income............        0.00           (1.33)           0.00            0.00
   Distributions from net realized gains on
     investments...................................        0.00            0.00            0.00            0.00
                                                      ---------       ---------       ---------       ---------
     Total distributions...........................        0.00           (1.33)           0.00            0.00
                                                      ---------       ---------       ---------       ---------
Net asset value, end of period.....................   $   36.01       $   46.95       $   67.34       $   95.37
                                                      =========       =========       =========       =========
Total return(a)....................................      (23.30)%        (28.72)%        (29.39)%         36.48%
Ratios and supplemental data:
 Net assets at end of period (in thousands)........   $ 299,114       $ 434,657       $ 754,184       $1,065,191
 Ratio of total expenses to average net
   assets(b).......................................        0.96%           0.93%           0.86%           0.83%
 Ratio of net expenses to average net
assets(b)(d).......................................        0.91%           0.87%           0.85%           0.83%
 Ratio of net investment income (loss) to average
   net assets(b)...................................       (0.42)%         (0.41)%         (0.24)%         (0.09)%
 Portfolio turnover rate(a)........................       36.03%             57%             46%             43%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                                      DREYFUS MID CAP
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $   11.29       $   11.90       $   10.72       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.00            0.01            0.03            0.04
   Net realized and unrealized gain (loss) on investments...         (0.09)          (0.49)           1.36            0.68
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (0.09)          (0.48)           1.39            0.72
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.12)          (0.21)           0.00
   Distributions from net realized gains on investments.....          0.00           (0.01)           0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00           (0.13)          (0.21)           0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $   11.20       $   11.29       $   11.90       $   10.72
                                                                 =========       =========       =========       =========
Total return(a).............................................         (0.80)%         (3.94)%         12.92%           7.20%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  62,817       $  30,215       $  14,714       $   3,384
 Ratio of total expenses to average net assets(b)...........          1.19%           1.34%           1.90%           4.89%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................          0.07%           0.09%           0.29%           0.58%
 Portfolio turnover rate(a).................................         31.41%          77.66%         110.82%          94.19%

                                                                                    GOLDMAN SACHS GROWTH
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $    9.09       $   10.67       $   11.75       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.00            0.02            0.02            0.01
   Net realized and unrealized gain (loss) on investments...         (1.51)          (1.52)          (0.95)           1.74
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (1.51)          (1.50)          (0.93)           1.75
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.07)          (0.10)           0.00
   Distributions from net realized gains on investments.....          0.00           (0.01)          (0.05)           0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00           (0.08)          (0.15)           0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    7.58       $    9.09       $   10.67       $   11.75
                                                                 =========       =========       =========       =========
Total return(a).............................................        (16.61)%        (14.09)%         (8.02)%         17.50%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  45,143       $  45,382       $  20,185       $   8,204
 Ratio of total expenses to average net assets(b)...........          1.06%           1.21%           1.37%           2.68%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................          0.11%           0.16%           0.15%           0.12%
 Portfolio turnover rate(a).................................         11.75%          17.38%          36.51%          40.46%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                        MUNDER NET50
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $    8.07       $   10.88       $   11.25       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................         (0.03)           0.00            0.08            0.03
   Net realized and unrealized gain (loss) on investments...         (3.01)          (2.76)          (0.14)           1.74
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (3.04)          (2.76)          (0.06)           1.77
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.05)          (0.26)          (0.52)
   Distributions from net realized gains on investments.....          0.00            0.00           (0.05)           0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00           (0.05)          (0.31)          (0.52)
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    5.03       $    8.07       $   10.88       $   11.25
                                                                 =========       =========       =========       =========
Total return(a).............................................        (37.67)%        (25.42)%         (0.62)%         17.82%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $   6,252       $  11,245       $   6,451       $   2,783
 Ratio of total expenses to average net assets(b)...........          1.52%           1.72%           2.44%           5.57%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.89)%          0.05%           0.71%           0.50%
 Portfolio turnover rate(a).................................         36.94%         208.04%         110.38%         340.66%

                                                                                    PBHG MID CAP GROWTH
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $    9.65       $   15.06       $   17.75       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................         (0.04)          (0.05)          (0.03)          (0.03)
   Net realized and unrealized gain (loss) on investments...         (1.49)          (5.36)          (2.46)           7.83
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (1.53)          (5.41)          (2.49)           7.80
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00           (0.20)          (0.05)
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00            0.00           (0.20)          (0.05)
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    8.12       $    9.65       $   15.06       $   17.75
                                                                 =========       =========       =========       =========
Total return(a).............................................        (15.85)%        (35.92)%        (14.39)%         78.00%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $ 117,075       $ 139,293       $ 217,307       $  37,201
 Ratio of total expenses to average net assets(b)...........          1.09%           1.08%           0.92%           1.40%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           0.92%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.83)%         (0.47)%         (0.14)%         (0.30)%
 Portfolio turnover rate(a).................................         92.09%         177.19%         132.70%         155.71%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                                      SALOMON ALL CAP
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $   13.06       $   12.99       $   11.18       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.03            0.19            0.14            0.08
   Net realized and unrealized gain (loss) on investments...         (2.05)           0.09            1.90            1.48
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (2.02)           0.28            2.04            1.56
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.20)          (0.20)          (0.38)
   Distributions from net realized gains on investments.....          0.00           (0.01)          (0.03)           0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00           (0.21)          (0.23)          (0.38)
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $   11.04       $   13.06       $   12.99       $   11.18
                                                                 =========       =========       =========       =========
Total return(a).............................................        (15.47)%          2.09%          18.30%          15.57%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $ 321,944       $ 287,881       $  85,730       $   6,686
 Ratio of total expenses to average net assets(b)...........          0.92%           1.00%           1.25%           2.87%
 Ratio of net expenses to average net assets(b)(c)..........          0.92%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................          0.49%           1.43%           1.11%           1.09%
 Portfolio turnover rate(a).................................        119.79%          83.12%         117.91%         216.29%

                                                                               T. ROWE PRICE DIVIDEND GROWTH
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $    9.67       $   10.13       $    9.26       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.04            0.09            0.11            0.11
   Net realized and unrealized gain (loss) on investments...         (0.91)          (0.51)           0.80           (0.85)
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (0.87)          (0.42)           0.91           (0.74)
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.04)          (0.04)           0.00
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00           (0.04)          (0.04)           0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    8.80       $    9.67       $   10.13       $    9.26
                                                                 =========       =========       =========       =========
Total return(a).............................................         (9.00)%         (4.17)%          9.87%          (7.40)%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  59,394       $  51,099       $  17,637       $   8,730
 Ratio of total expenses to average net assets(b)...........          1.05%           1.18%           1.45%           2.35%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................          0.77%           0.94%           1.19%           1.75%
 Portfolio turnover rate(a).................................         11.47%          32.18%          78.20%          43.76%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                                  T. ROWE PRICE SMALL CAP
                                                                                                DECEMBER 31,
                                                                  JUNE 30,      --------------------------------------------
                                                                    2002            2001            2000          1999(E)
Net asset value, beginning of period........................     $   10.97       $   12.15       $   13.41       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................         (0.04)          (0.08)          (0.08)          (0.03)
   Net realized and unrealized gain (loss) on investments...         (1.80)          (1.10)          (1.04)           3.87
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (1.84)          (1.18)          (1.12)           3.84
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00           (0.14)          (0.43)
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00            0.00           (0.14)          (0.43)
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    9.13       $   10.97       $   12.15       $   13.41
                                                                 =========       =========       =========       =========
Total return(a).............................................        (16.77)%         (9.71)%         (8.45)%         38.49%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  78,765       $  58,099       $  30,024       $   9,824
 Ratio of total expenses to average net assets(b)...........          0.94%           1.05%           1.14%           2.46%
 Ratio of net expenses to average net assets(b)(c)..........          0.94%           1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.72)%         (0.73)%         (0.57)%         (0.44)%
 Portfolio turnover rate(a).................................         20.86%          42.09%          64.53%         159.02%

                                            GREAT COMPANIES - AMERICA(SM)                  GREAT COMPANIES - TECHNOLOGY(SM)
                                                             December 31,                                    December 31,
                                       JUNE 30,      ----------------------------      June 30,      ----------------------------
                                         2002            2001          2000(E)           2002            2001          2000(E)
Net asset value, beginning of
 period..........................     $    9.96       $   11.38       $   10.00       $    4.25       $    6.74       $   10.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.02            0.04            0.04           (0.02)          (0.03)          (0.01)
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.63)          (1.43)           1.34           (1.24)          (2.46)          (3.25)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.61)          (1.39)           1.38           (1.26)          (2.49)          (3.26)
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.03)           0.00            0.00            0.00            0.00
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.03)           0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    8.35       $    9.96       $   11.38       $    2.99       $    4.25       $    6.74
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (16.16)%        (12.20)%         13.80%         (29.65)%        (36.94)%        (32.60)%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $ 180,533       $ 152,874       $  83,121       $  30,621       $  56,885       $  24,159
 Ratio of total expenses to
   average net assets(b)(c)......          0.88%           0.89%           0.91%           0.96%           0.99%           1.05%
 Ratio of net expenses to average
   net assets(b).................          0.88%           0.89%           0.91%           0.96%           0.99%           1.00%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.48%           0.39%           0.52%          (0.78)%         (0.66)%         (0.16)%
 Portfolio turnover rate(a)......         11.54%          69.80%          14.67%          42.53%          75.30%          48.23%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                GABELLI GLOBAL GROWTH                        GREAT COMPANIES - GLOBAL(2)
                                                             December 31,                                    December 31,
                                       JUNE 30,      ----------------------------      June 30,      ----------------------------
                                         2002            2001          2000(E)           2002            2001          2000(E)
Net asset value, beginning of
 period..........................     $    8.17       $    9.10       $   10.00       $    7.10       $    8.54       $   10.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.00            0.06            0.10            0.01            0.01            0.02
   Net realized and unrealized
     gain (loss) on
     investments.................         (0.94)          (0.98)          (1.00)          (1.05)          (1.45)          (1.48)
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (0.94)          (0.92)          (0.90)          (1.04)          (1.44)          (1.46)
                                      ---------       ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.01)           0.00            0.00            0.00            0.00
   Distributions from net
     realized gains on
     investments.................          0.00            0.00            0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.01)           0.00            0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    7.23       $    8.17       $    9.10       $    6.06       $    7.10       $    8.54
                                      =========       =========       =========       =========       =========       =========
Total return(a)..................        (11.51)%        (10.11)%         (9.00)%        (14.65)%        (16.84)%        (14.60)%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $  87,713       $  72,495       $  13,551       $  21,514       $  16,060       $   5,057
 Ratio of total expenses to
   average net assets(b).........          1.22%           1.28%           1.99%           1.18%           1.59%           3.93%
 Ratio of net expenses to average
   net assets(b)(c)..............          1.20%           1.20%           1.20%           1.00%           1.00%           1.00%
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.05%           0.68%           3.32%           0.36%           0.12%           0.53%
 Portfolio turnover rate(a)......         57.74%         109.72%           5.62%          26.52%         105.88%           6.49%

                                             CAPITAL GUARDIAN U.S. EQUITY                  AMERICAN CENTURY
                                                             December 31,                  INCOME & GROWTH
                                       JUNE 30,      ----------------------------      June 30,      December 31,
                                         2002            2001          2000(E)           2002          2001(E)
Net asset value, beginning of
 period..........................     $    9.74       $   10.10       $   10.00       $    9.48       $   10.00
                                      ---------       ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income
     (loss)......................          0.04            0.01            0.01            0.02            0.03
   Net realized and unrealized
     gain (loss) on
     investments.................         (1.67)          (0.35)           0.09           (1.01)          (0.55)
                                      ---------       ---------       ---------       ---------       ---------
     Net income (loss) from
       operations................         (1.63)          (0.34)           0.10           (0.99)          (0.52)
                                      ---------       ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment
     income......................          0.00           (0.01)           0.00            0.00            0.00
   Distributions from net
     realized gains on
     investments.................          0.00           (0.01)           0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------
     Total distributions.........          0.00           (0.02)           0.00            0.00            0.00
                                      ---------       ---------       ---------       ---------       ---------
Net asset value, end of period...     $    8.11       $    9.74       $   10.10       $    8.49       $    9.48
                                      =========       =========       =========       =========       =========
Total return(a)..................        (16.74)%         (3.38)%          1.00%         (10.44)%         (5.20)%
Ratios and supplemental data:
 Net assets at end of period (in
   thousands)....................     $  71,946       $  50,334       $  33,507       $  21,612       $   6,785
 Ratio of total expenses to
   average net assets(b).........          1.00%           1.09%           1.13%           1.76%           5.95%
 Ratio of net expenses to average
   net assets(b).................          1.00%(d)        1.08%(d)        1.13%(d)        1.40%(c)        1.40%(c)
 Ratio of net investment income
   (loss) to average net
   assets(b).....................          0.34%           0.19%           0.45%           0.54%           0.50%
 Portfolio turnover rate(a)......         12.86%             39%            108%          61.10%          46.51%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

                                                                        TRANSAMERICA
                                                                           GROWTH                     BLACKROCK GLOBAL
                                                                       OPPORTUNITIES                SCIENCE & TECHNOLOGY
                                                                  JUNE 30,      December 31,      June 30,      December 31,
                                                                    2002          2001(E)           2002          2001(E)
Net asset value, beginning of period........................     $   11.18       $   10.00       $   10.45       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................         (0.03)          (0.01)          (0.06)          (0.04)
   Net realized and unrealized gain (loss) on investments...         (0.26)           1.19           (2.37)           0.49
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (0.29)           1.18           (2.43)           0.45
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $   10.89       $   11.18       $    8.02       $   10.45
                                                                 =========       =========       =========       =========
Total return(a).............................................         (2.59)%         11.80%         (23.25)%          4.50%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  23,006       $   5,581       $     903       $   1,049
 Ratio of total expenses to average net assets(b)...........          1.54%           5.89%           6.72%          10.75%
 Ratio of net expenses to average net assets(b)(c)..........          1.20%           1.20%           1.40%           1.40%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.54)%         (0.47)%         (1.22)%         (1.16)%
 Portfolio turnover rate(a).................................          1.02%           3.96%         310.70%         224.99%

                                                                      BLACKROCK LARGE                  BLACKROCK MID
                                                                         CAP VALUE                       CAP GROWTH
                                                                  JUNE 30,      December 31,      June 30,      December 31,
                                                                    2002          2001(E)           2002          2001(E)
Net asset value, beginning of period........................     $    9.65       $   10.00       $   10.28       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.00            0.01           (0.05)          (0.03)
   Net realized and unrealized gain (loss) on investments...         (1.55)          (0.36)          (1.60)           0.31
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (1.55)          (0.35)          (1.65)           0.28
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    8.10       $    9.65       $    8.63       $   10.28
                                                                 =========       =========       =========       =========
Total return(a).............................................        (16.06)%         (3.50)%        (16.05)%          2.80%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $     874       $   1,011       $   1,306       $   1,058
 Ratio of total expenses to average net assets(b)...........          5.12%           8.63%           4.99%           9.52%
 Ratio of net expenses to average net assets(b)(c)..........          1.30%           1.30%           1.30%           1.30%
 Ratio of net investment income (loss) to average net
   assets(b)................................................          0.10%           0.31%          (0.96)%         (0.78)%
 Portfolio turnover rate(a).................................         74.77%          30.66%         124.19%         147.73%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                 AGGRESSIVE     CONSERVATIVE                      MODERATE
                                                                   ASSET           ASSET           JANUS           ASSET
                                                                 ALLOCATION      ALLOCATION       BALANCED       ALLOCATION
                                                                  JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                                  2002(E)         2002(E)         2002(E)         2002(E)
Net asset value, beginning of period........................     $   10.00       $   10.00       $   10.00       $   10.00
                                                                 ---------       ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.00            0.00            0.03            0.00
   Net realized and unrealized gain (loss) on investments...         (0.91)          (0.49)          (0.32)          (0.56)
                                                                 ---------       ---------       ---------       ---------
     Net income (loss) from operations......................         (0.91)          (0.49)          (0.29)          (0.56)
                                                                 ---------       ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00            0.00            0.00
   Distributions from net realized gains on investments.....          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
     Total distributions....................................          0.00            0.00            0.00            0.00
                                                                 ---------       ---------       ---------       ---------
Net asset value, end of period..............................     $    9.09       $    9.51       $    9.71       $    9.44
                                                                 =========       =========       =========       =========
Total return(a).............................................         (9.10)%         (4.90)%         (2.90)%         (5.60)%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  12,892       $  14,378       $   3,434       $  28,103
 Ratio of total expenses to average net assets(b)...........          0.37%           0.46%           2.65%           0.27%
 Ratio of net expenses to average net assets(b)(c)..........          0.25%           0.25%           1.40%           0.25%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.25)%         (0.23)%          1.56%          (0.25)%
 Portfolio turnover rate(a).................................          0.73%           0.25%           8.26%           0.29%

                                                                 MODERATELY
                                                                 AGGRESSIVE        PIMCO        TRANSAMERICA
                                                                   ASSET           TOTAL        CONVERTIBLE
                                                                 ALLOCATION        RETURN        SECURITIES
                                                                  JUNE 30,        JUNE 30,        JUNE 30,
                                                                  2002(E)         2002(E)         2002(E)
Net asset value, beginning of period........................     $   10.00       $   10.00       $   10.00
                                                                 ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................          0.00            0.03            0.03
   Net realized and unrealized gain (loss) on investments...         (0.73)           0.01           (0.22)
                                                                 ---------       ---------       ---------
     Net income (loss) from operations......................         (0.73)           0.04           (0.19)
                                                                 ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00            0.00            0.00
   Distributions from net realized gains on investments.....          0.00            0.00            0.00
                                                                 ---------       ---------       ---------
     Total distributions....................................          0.00            0.00            0.00
                                                                 ---------       ---------       ---------
Net asset value, end of period..............................     $    9.27       $   10.04       $    9.81
                                                                 =========       =========       =========
Total return(a).............................................         (7.30)%          0.40%          (1.90)%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $  29,303       $  40,395       $   4,997
 Ratio of total expenses to average net assets(b)...........          0.25%           1.20%           1.63%
 Ratio of net expenses to average net assets(b)(c)..........          0.25%           1.20%           1.30%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.25)%          1.89%           1.67%
 Portfolio turnover rate(a).................................          0.97%          33.47%         161.96%

See notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

For the period ended
(unaudited)

                                                                      VALUE LINE AGGRESSIVE GROWTH
                                                                                      December 31,
                                                                JUNE 30,      ----------------------------
                                                                  2002            2001          2000(E)
Net asset value, beginning of period........................   $    8.09       $    9.03       $   10.00
                                                               ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................       (0.01)          (0.02)           0.00
   Net realized and unrealized gain (loss) on investments...       (0.90)          (0.92)          (0.97)
                                                               ---------       ---------       ---------
     Net income (loss) from operations......................       (0.91)          (0.94)          (0.97)
                                                               ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................        0.00            0.00            0.00
   Distributions from net realized gains on investments.....        0.00            0.00            0.00
                                                               ---------       ---------       ---------
     Total distributions....................................        0.00            0.00            0.00
                                                               ---------       ---------       ---------
Net asset value, end of period..............................   $    7.18       $    8.09       $    9.03
                                                               =========       =========       =========
Total return(a).............................................      (11.25)%        (10.41)%         (9.70)%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................   $   6,898       $   7,730       $   5,721
 Ratio of total expenses to average net assets(b)...........        1.38%           1.56%           1.86%
 Ratio of net expenses to average net assets(b)(c)..........        1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................       (0.34)%         (0.21)%         (0.01)%
 Portfolio turnover rate(a).................................        8.53%          38.30%          26.13%

                                                                            LKCM CAPITAL GROWTH
                                                                                        December 31,
                                                                  JUNE 30,      ----------------------------
                                                                    2002            2001          2000(E)
Net asset value, beginning of period........................     $    6.73       $   11.19       $   10.00
                                                                 ---------       ---------       ---------
 Income from operations:
   Net investment income (loss).............................         (0.02)          (0.03)           0.00
   Net realized and unrealized gain (loss) on investments...         (2.50)          (4.33)           1.19
                                                                 ---------       ---------       ---------
     Net income (loss) from operations......................         (2.52)          (4.36)           1.19
                                                                 ---------       ---------       ---------
 Distributions:
   Dividends from net investment income.....................          0.00           (0.10)           0.00
   Dividends from net realized gains on investments.........          0.00            0.00            0.00
                                                                 ---------       ---------       ---------
     Total distributions....................................          0.00           (0.10)           0.00
                                                                 ---------       ---------       ---------
Net asset value, end of period..............................     $    4.21       $    6.73       $   11.19
                                                                 =========       =========       =========
Total return(a).............................................        (37.44)%        (39.00)%         11.90%
Ratios and supplemental data:
 Net assets at end of period (in thousands).................     $   5,415       $   6,456       $     765
 Ratio of total expenses to average net assets(b)...........          1.43%           3.18%           1.00%
 Ratio of net expenses to average net assets(b)(c)..........          1.00%           1.00%           1.00%
 Ratio of net investment income (loss) to average net
   assets(b)................................................         (0.80)%         (0.41)%          0.39%
 Portfolio turnover rate(a).................................         74.98%         183.45%          41.64%

See accompanying notes to the Financial Highlights.
The notes to the financial statements are an integral part of this report.

(unaudited)

NOTES TO FINANCIAL HIGHLIGHTS

Per share information has been computed using average shares outstanding throughout each period. Total return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(a) Total return and portfolio turnover rates are not annualized for periods of less than one year.

(b) Ratio of total expenses, ratio of net expenses and ratio of net investment income (loss) to average net assets are annualized for periods of less than one year.

(c) Ratio of net expenses to average net assets is net of the advisory fee waiver (See Note 2A) and fees paid indirectly (See Note 1J).

(d) For the period ended June 30, 2002, ratio of net expenses to average net assets is net of fees paid indirectly. For the year ended December 31, 2001 and prior years, ratio of net expenses to average net assets is net of fees paid indirectly and credits allowed by the custodian.

(e) Please see Note 1 of the Notes to Financial Statements for the date the portfolio commenced operations.

The notes to the financial statements are an integral part of this report.

NOTES TO THE FINANCIAL STATEMENTS
At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AEGON/Transamerica Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "portfolio") is an open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for variable life insurance, variable annuity and group annuity products. Each period reported within the Semi-Annual Report reflects a full six or twelve-month period, except as follows:

PORTFOLIO                                   INCEPTION DATE
---------                                   --------------
American Century International............    01/02/1997
GE U.S. Equity............................    01/02/1997
J.P. Morgan Enhanced Index................    05/02/1997
Third Avenue Value........................    01/02/1998
Capital Guardian Global...................    02/03/1998
Clarion Real Estate Securities............    05/01/1998
MFS High Yield............................    06/01/1998
Janus Growth II...........................    05/01/1999
Dreyfus Mid Cap...........................    05/03/1999
Goldman Sachs Growth......................    05/03/1999
Munder Net50..............................    05/03/1999
PBHG Mid Cap Growth.......................    05/03/1999
Salomon All Cap...........................    05/03/1999
T. Rowe Price Dividend Growth.............    05/03/1999
T. Rowe Price Small Cap...................    05/03/1999
Great Companies - America(SM).............    05/01/2000
Great Companies - Technology(SM)..........    05/01/2000
Gabelli Global Growth.....................    09/01/2000
Great Companies - Global(2)...............    09/01/2000
Value Line Aggressive Growth..............    09/01/2000
Capital Guardian U.S. Equity..............    10/09/2000
LKCM Capital Growth.......................    12/01/2000
American Century Income & Growth..........    05/01/2001
Transamerica Growth Opportunities.........    05/02/2001
BlackRock Global Science & Technology.....    08/17/2001
BlackRock Large Cap Value.................    08/17/2001
BlackRock Mid Cap Growth..................    08/17/2001
Aggressive Asset Allocation...............    05/01/2002
Conservative Asset Allocation.............    05/01/2002
Janus Balanced............................    05/01/2002
Moderate Asset Allocation.................    05/01/2002
Moderately Aggressive Asset Allocation....    05/01/2002
PIMCO Total Return........................    05/01/2002
Transamerica Convertible Securities.......    05/01/2002

See the Prospectus and the Statement of Additional Information for a description of each portfolio's investment objective.

The following portfolio changes became effective during the period ended June 30, 2002:

TRANSAMERICA MONEY MARKET
-------------------------
  Formerly:            J.P. Morgan Money Market
  Sub-Adviser:         Transamerica Investment Management LLC
  Former Sub-Adviser:  J.P. Morgan Investment Management,
                       Inc.

  See Note 5 regarding details of fund merger.

AEGON BOND
----------
  Sub-Adviser:         Banc One Investment Advisors
                       Corporation
  Former Sub-Adviser:  AEGON USA Investment Management, Inc.

AMERICAN CENTURY INTERNATIONAL
------------------------------
  Formerly:            International Equity

  See Note 5 regarding details of fund merger.

PBHG/NWQ VALUE SELECT
---------------------
  Formerly:             NWQ Value Equity
  Sub-Advisers:         Pilgrim Baxter & Associates, Ltd.
                        NWQ Investment Management Company,
                        Inc.
  Former sub-advisor:   NWQ Investment Management Company,
                        Inc.

CLARION REAL ESTATE SECURITIES
------------------------------
  Formerly:            J.P. Morgan Real Estate Securities
  Sub-Adviser:         Clarion CRA Securities, LP
  Former Sub-Adviser:  J.P. Morgan Investment Management,
                       Inc.

See Note 5 regarding other mergers effecting the portfolios of the Fund.

The following is a summary of significant accounting policies followed consistently by the Fund in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

A. VALUATION OF INVESTMENTS

The securities held by Transamerica Money Market and Van Kampen Money Market are valued on the basis of amortized cost, which approximates market value.

Securities held by the remaining portfolios are valued at market value, except for short-term debt. Short-term debt securities are valued on the basis of amortized cost, which approximates market value. All other securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 1 -- (CONTINUED)

exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability. Gains and losses on foreign currency transactions are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

D. FORWARD FOREIGN CURRENCY CONTRACTS

Certain portfolios of the Fund are authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency's value relative to the U.S. dollar and from the possible inability of counterparties to meet the terms of their contracts. Any open forward currency contracts at June 30, 2002, are listed in the Schedule of Investments.

E. FUTURES AND OPTIONS CONTRACTS

Certain portfolios of the Fund are authorized to enter into futures and/or options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of futures and options contracts is imperfect correlation between the change in the value of the futures and options contracts and the market value of the securities held, the possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts. The underlying face amounts at value of any open futures or option contracts at June 30, 2002, are listed in the Schedule of Investments. The variation margin receivable or payable, as applicable, is included in the accompanying Statements of Assets and Liabilities.

Transactions in written options were as follows:

             PORTFOLIO                CONTRACTS*   PREMIUM
             ---------                ----------   -------
Transamerica Value Balanced
  Balance at 12/31/01...............    29,247     $ 6,465
  Written...........................    20,745       3,669
  Exercised.........................   (15,925)     (3,502)
  Expired...........................    (7,326)     (1,519)
  Sold..............................         0           0
                                       -------     -------
  Balance as of 06/30/02............    26,741     $ 5,113
                                       =======     =======

             PORTFOLIO                CONTRACTS*   PREMIUM
             ---------                ----------   -------
PIMCO Total Return
  Written...........................        63     $    38
  Exercised.........................         0           0
  Expired...........................         0           0
  Sold..............................         0           0
                                       -------     -------
  Balance as of 06/30/02............        63     $    38
                                       =======     =======

---------------

* Contracts not in thousands.

F. SECURITIES LENDING

The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100% by pricing both the securities loaned and the collateral daily. Securities lending, as with other extensions of credit, involve the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, a portfolio may experience delays in, or may be prevented from, recovering the collateral. During the period that the portfolio seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. For the period ended June 30, 2002, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:

PORTFOLIO                                         INCOME
---------                                         ------
AEGON Bond......................................   $ 23
Janus Growth....................................    131
Van Kampen Active International Allocation......     18
Van Kampen Asset Allocation.....................      8
Janus Global....................................    200
LKCM Strategic Total Return.....................     17
Van Kampen Emerging Growth......................    117
Dreyfus Small Cap Value.........................     58
Capital Guardian Value..........................      9
Alger Aggressive Growth.........................     79
Federated Growth & Income.......................     30
Transamerica U.S. Government Securities.........     61
T. Rowe Price Equity Income.....................      5
T. Rowe Price Growth Stock......................      5
Transamerica Value Balanced.....................     52
PBHG/NWQ Value Select...........................     12
Transamerica Equity.............................      5
Jennison Growth.................................      1
American Century International..................     17
GE U.S. Equity..................................      6
J.P. Morgan Enhanced Index......................      3
Third Avenue Value..............................     35
Capital Guardian Global.........................      5
Clarion Real Estate Securities..................      3
MFS High Yield..................................     11
Janus Growth II.................................     17
Dreyfus Mid Cap.................................      9
Goldman Sachs Growth............................      3
PBHG Mid Cap Growth.............................     21
Salomon All Cap.................................     99
T. Rowe Price Dividend Growth...................      4
T. Rowe Price Small Cap.........................     12
Great Companies - America(SM)...................      7
Great Companies - Technology(SM)................      2
Gabelli Global Growth...........................     18
Great Companies - Global(2).....................      1
Capital Guardian U.S. Equity....................      4

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 1 -- (CONTINUED)

G. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for federal income taxes has been made.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for items including, but not limited to, wash sales, foreign currency transactions, net operating losses and capital loss carry-forwards.

H. DIVIDENDS AND DISTRIBUTIONS

Dividends of Transamerica Money Market and Van Kampen Money Market are declared daily and reinvested monthly.

Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually and are generally paid and reinvested on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income in the accompanying financial statements.

An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed, which are subsequently determined to exceed the security's earnings, would constitute a return of capital to the Fund's shareholders for federal income tax purposes.

I. REAL ESTATE INVESTMENT TRUSTS

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since Clarion Real Estate Securities invests primarily in real estate related securities, the value of its shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

J. EXPENSE OFFSET ARRANGEMENTS

The Sub-Advisers have been requested to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to share the brokerage commissions with the Fund's distributor. The recaptured commissions are used solely to promote the marketing of the Fund's shares and are included in fees paid indirectly in the Statement of Operations. The recaptured commissions are added to Marketing fees paid indirectly to reflect total portfolio expenses. Recaptured commissions during the period ended June 30, 2002 are summarized as follows:

                                             RECAPTURED
PORTFOLIO                                    COMMISSIONS
---------                                    -----------
Van Kampen Asset Allocation................     $ 33
Dreyfus Small Cap Value....................      437
T. Rowe Price Equity Income................        2
T. Rowe Price Growth Stock.................       11
Jennison Growth............................        3
Janus Growth II............................      106

Fees paid indirectly also includes reductions in custody expenses in lieu of interest income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total portfolio expenses.

K. REPURCHASE AGREEMENTS

Certain of the portfolios of the Fund are authorized to enter into repurchase agreements. The portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

NOTE 2 -- INVESTMENT ADVISORY AND TRANSACTIONS WITH AFFILIATES

AEGON/Transamerica Fund Advisers, Inc. (AEGON/Transamerica Advisers") is the investment adviser for the Fund. AEGON/Transamerica Fund Services, Inc. ("AEGON/Transamerica Services") provides the Fund with administrative and transfer agency services. AFSG Securities Corporation ("AFSG") is the Fund's distributor. AEGON/Transamerica Advisers and AEGON/Transamerica Services are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio ("WRL"). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. AFSG is an affiliate of AEGON/Transamerica Advisers.

A. INVESTMENT ADVISORY FEES

The portfolios pay advisory fees at the following annual rate to AEGON/Transamerica Advisers as a percentage of the average daily net assets of the respective portfolio. AEGON/Transamerica Advisers currently voluntarily waives its advisory fees to the extent a portfolio's normal operating expenses exceed the stated annual limit.

                                         ADVISORY   EXPENSE
PORTFOLIO                                  FEE       LIMIT
---------                                --------   -------
AEGON Bond.............................   0.45%      0.70%
Janus Growth...........................   0.80%      1.00%
Transamerica Money Market(1)...........   0.35%      0.70%
Van Kampen Active International
  Allocation...........................   0.90%       n/a
Van Kampen Asset Allocation............   0.75%       n/a
Van Kampen Money Market................   0.50%       n/a
Janus Global...........................   0.80%      1.00%
LKCM Strategic Total Return............   0.80%      1.00%
Van Kampen Emerging Growth.............   0.80%      1.00%
Dreyfus Small Cap Value................   0.80%       n/a
Capital Guardian Value(2)..............   0.85%       n/a
Alger Aggressive Growth................   0.80%      1.00%
Federated Growth & Income..............   0.75%      1.00%
Transamerica U.S. Government
  Securities...........................   0.65%       n/a
T. Rowe Price Equity Income............   0.80%       n/a
T. Rowe Price Growth Stock.............   0.80%       n/a
Transamerica Value Balanced............   0.75%      1.00%
PBHG/NWQ Value Select..................   0.80%      1.00%
Transamerica Equity....................   0.75%      0.85%
Jennison Growth........................   0.85%       n/a
American Century International(3)......   1.00%      1.50%
GE U.S. Equity.........................   0.80%      1.00%
J.P. Morgan Enhanced Index.............   0.75%       n/a

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 2 -- (CONTINUED)


                                         ADVISORY   EXPENSE
PORTFOLIO                                  FEE       LIMIT
---------                                --------   -------
Third Avenue Value.....................   0.80%      1.00%
Capital Guardian Global(4).............   1.05%       n/a
Clarion Real Estate Securities.........   0.80%      1.00%
MFS High Yield.........................   0.775%      n/a
Janus Growth II........................   0.80%       n/a
Dreyfus Mid Cap(5).....................   0.85%      1.00%
Goldman Sachs Growth(6)................   0.90%      1.00%
Munder Net50...........................   0.90%      1.00%
PBHG Mid Cap(6)........................   0.90%      1.00%
Salomon All Cap(6).....................   0.90%      1.00%
T. Rowe Price Dividend Growth(6).......   0.90%      1.00%
T. Rowe Price Small Cap................   0.75%      1.00%
Great Companies - America(SM)..........   0.80%      1.00%
Great Companies - Technology(SM).......   0.80%      1.00%
Gabelli Global Growth(7)...............   1.00%      1.20%
Great Companies - Global(2)............   0.80%      1.00%
Capital Guardian US Equity(8)..........   0.85%       n/a
American Century Income & Growth(9)....   0.90%      1.40%
Transamerica Growth Opportunities......   0.85%      1.20%
BlackRock Global Science &
  Technology...........................   0.90%      1.40%
BlackRock Large Cap Value..............   0.80%      1.30%
BlackRock Mid-Cap Growth...............   0.80%      1.30%
Aggressive Asset Allocation............   0.10%      0.25%
Conservative Asset Allocation..........   0.10%      0.25%
Janus Balanced(10).....................   0.90%      1.40%
Moderate Asset Allocation..............   0.10%      0.25%
Moderately Aggressive Asset
  Allocation...........................   0.10%      0.25%
PIMCO Total Return.....................   0.70%      1.20%
Transamerica Convertible
  Securities(11).......................   0.80%      1.30%
Value Line Aggressive Growth...........   0.80%      1.00%
LKCM Capital Growth....................   0.80%      1.00%

------------------

(1) On May 1, 2002, the advisory fee for Transamerica Money Market was reduced from 0.40% to 0.35% of average daily net assets. The combined advisory fee for the period of January 1 through June 30, 2002 was 0.38%.

(2) AEGON/Transamerica Advisers receives compensation for its services at 0.85% of the first $300 million of the portfolio's average daily net assets; 0.80% of the next $200 million of the portfolio's average daily net assets; and 0.775% of average daily net assets over $500 million.

(3) AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $50 million of the portfolio's average daily net assets; .95% of average daily net assets over $50 million up to $150 million; .90% of average daily net assets over $150 million up to $500 million; and .85% of average daily net assets in excess of $500 million. The average daily net assets will be determined on a combined basis with the same fund managed by the sub-adviser for IDEX Mutual Funds (an affiliate of the Fund). On March 1, 2002, the expense limit for American Century International was increased from 1.20% to 1.50% of average daily net assets. The combined expense limit for the period of January 1 through June 30, 2002, was 1.42%.

(4) AEGON/Transamerica Advisers receives compensation for its services at 1.05% of the first $150 million of the portfolio's average daily net assets; 1.00% of the next $150 million of average daily net assets; 0.95% of the next $200 million of the average daily net assets; and 0.925% of average daily net assets over $500 million.

(5) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio's average daily net assets; and 0.80% for average daily net assets above $100 million.

(6) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio's average daily net assets; and 0.80% for average daily net assets above $100 million.

(7) AEGON/Transamerica Advisers receives compensation for its services at 1.00% of the first $500 million of the portfolio's average daily net assets; .90% of average daily net assets over $500 million up to $1 billion; and .80% of average daily net assets in excess of $1 billion.

(8) AEGON/Transamerica Advisers receives compensation for its services at 0.85% of the first $300 million of the portfolio's average daily net assets; 0.80% of the next $200 million of average daily net assets; and 0.775% of average daily net assets over $500 million.

(9) AEGON/Transamerica Advisers receives compensation for its services at .90% of the first $100 million of the portfolio's average daily net assets; .85% of average daily net assets over $100 million up to $250 million; and .80% of average daily net assets in excess of $250 million.

(10) AEGON/Transamerica Advisers receives compensation for its services at 0.90% of the first $500 million of the portfolio's average daily net assets; 0.85% of the next $500 million of average daily net assets; and 0.80% of average daily net assets over $1 billion. The average daily net assets will be determined on a combined basis with the same fund managed by the sub-adviser for IDEX Mutual Funds.

(11) AEGON/Transamerica Advisers receives compensation for its services at 0.80% of first $500 million of portfolio's average daily net assets; and 0.70% of average daily net assets in excess of $500 million.

B. SUB-ADVISERS

AEGON/Transamerica Advisers has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the portfolios and compensates the Sub-Advisers as described in the Fund's Statement of Additional Information.

Transamerica Investment Management, L.L.C. ("Transamerica") serves as the Sub-adviser to Transamerica Money Market, Transamerica Value Balanced, Transamerica U.S. Government Securities, Transamerica Equity, Transamerica Growth Opportunities and Transamerica Convertible Securities. Transamerica is an indirect wholly owned subsidiary of AEGON NV.

Great Companies, L.L.C. ("Great Companies") serves as the Sub-Adviser to Great Companies - America(SM), Great Companies - Technology(SM) and Great
Companies - Global(2). AEGON USA is a controlling minority shareholder of Great Companies. Great Companies may be deemed to be an affiliate of the investment advisor.

The Sub-Advisers may occasionally place portfolio business with affiliated brokers of AEGON/Transamerica Advisers or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 2 -- (CONTINUED)

to affiliated brokers of AEGON/Transamerica or a Sub-Adviser during the period ended June 30, 2002, as follows:

PORTFOLIO                                    COMMISSIONS
---------                                    -----------
Van Kampen Asset Allocation................    $    4
Van Kampen Emerging Growth.................        48
Alger Aggressive Growth....................     1,126
American Century International.............         6
Third Avenue Value.........................        82
Salomon All Cap............................         6
Gabelli Global Growth......................         2

C. ADMINISTRATIVE SERVICES

The portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific portfolio are allocated based upon the proportionate number of policy and contract owners of the variable life insurance, variable annuity and group annuity products. AEGON/Transamerica Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses AEGON/Transamerica Services.

D. INVESTMENT IN AFFILIATES

The Fund held the following investments in affiliates at June 30, 2002:

                                                     MARKET
                                    SHARES   COST    VALUE
                                    ------   -----   ------
Van Kampen Active International
  Allocation:
  AEGON NV........................  16,683   $ 383   $ 347

E. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a distribution plan ("Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Pursuant to the Distribution Plan, the Fund entered into a Distribution Agreement with AFSG effective May 1, 1999.

Under the Distribution Plan and Distribution Agreement, the Fund, on behalf of the portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a portfolio's shares, amounts equal to actual expenses associated with distributing such portfolio's shares, up to a maximum rate of 0.15%, on an annualized basis, of the average daily net assets of each portfolio.

AFSG has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any portfolio before April 30, 2003. Prior to AFSG seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the AEGON/Transamerica Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any portfolio of the IDEX Mutual Funds, an affiliate of the Fund. At June 30, 2002, the market value of invested plan amounts was $246. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at June 30, 2002 are included in Net Assets in the accompanying Statements of Assets and Liabilities.

NOTE 3 -- SECURITIES TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding U.S. Government short-term securities and other investments usually held to maturity) for the period ended June 30, 2002 are summarized as follows:

                                                                                               PROCEEDS FROM MATURITIES
                                                                PURCHASES OF SECURITIES        AND SALES OF SECURITIES
                                                              ----------------------------   ----------------------------
                                                                 LONG-TERM      LONG-TERM       LONG-TERM      LONG-TERM
                                                                 EXCLUDING         U.S.         EXCLUDING         U.S.
PORTFOLIO                                                     U.S. GOVERNMENT   GOVERNMENT   U.S. GOVERNMENT   GOVERNMENT
---------                                                     ---------------   ----------   ---------------   ----------
AEGON Bond                                                      $   25,654       $ 61,575      $   28,081       $ 54,151
Janus Growth                                                       578,662         19,840         648,838              0
Transamerica Money Market                                                0              0               0              0
Van Kampen Active International Allocation                         106,716              0         111,357              0
Van Kampen Asset Allocation                                        186,003        230,658         163,468        254,421
Van Kampen Money Market                                                  0              0               0              0
Janus Global                                                       342,151          2,878         422,830              0
LKCM Strategic Total Return                                         25,477              0          44,051            469
Van Kampen Emerging Growth                                       1,236,131          6,229       1,226,740          6,682
Dreyfus Small Cap Value                                            286,194              0         233,946              0
Capital Guardian Value                                             117,983              0          60,444              0
Alger Aggressive Growth                                            595,843              0         609,772              0
Federated Growth & Income                                          230,524              0         196,921              0
Transamerica U.S. Government Securities                             33,064        440,698          23,159        401,996
T. Rowe Price Equity Income                                         88,678            558          29,578              0
T. Rowe Price Growth Stock                                          75,967            777          52,309          2,872
Transamerica Value Balanced                                        116,652         98,718         125,034         90,119
PBHG/NWQ Value Select                                              213,978          7,347         181,899          2,829

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 3 -- (CONTINUED)


                                                                                               PROCEEDS FROM MATURITIES
                                                                PURCHASES OF SECURITIES        AND SALES OF SECURITIES
                                                              ----------------------------   ----------------------------
                                                                 LONG-TERM      LONG-TERM       LONG-TERM      LONG-TERM
                                                                 EXCLUDING         U.S.         EXCLUDING         U.S.
PORTFOLIO                                                     U.S. GOVERNMENT   GOVERNMENT   U.S. GOVERNMENT   GOVERNMENT
---------                                                     ---------------   ----------   ---------------   ----------
Transamerica Equity                                             $   68,078       $      0      $   24,209       $      0
Jennison Growth                                                     21,350              0          12,642              0
American Century International                                      65,521              0          52,167              0
GE U.S. Equity                                                      28,232            534          25,805            232
J.P. Morgan Enhanced Index                                          52,607            353          36,526            708
Third Avenue Value                                                  47,370          2,000           4,379            411
Capital Guardian Global                                             24,941            146           6,329              0
Clarion Real Estate Securities                                      90,308              0          46,736              0
MFS High Yield                                                      24,700             67           7,853             67
Janus Growth II                                                    121,739          4,371         151,601              0
Dreyfus Mid Cap                                                     50,329              0          15,152              0
Goldman Sachs Growth                                                13,424            468           5,456              0
Munder Net50                                                         3,262              0           3,262              0
PBHG Mid Cap Growth                                                124,306              0         110,981              0
Salomon All Cap                                                    329,148              0         299,390              0
T. Rowe Price Dividend Growth                                       21,620            602           6,259            177
T. Rowe Price Small Cap                                             51,270              0          14,284              0
Great Companies - America(SM)                                       70,503              0          18,646              0
Great Companies - Technology(SM)                                    20,561              0          29,607              0
Gabelli Global Growth                                               44,987              0          29,661              0
Great Companies - Global(2)                                         13,919              0           5,041              0
Capital Guardian U.S. Equity                                        38,859            268           7,738              0
American Century Income & Growth                                    24,681            630           8,275             12
Transamerica Growth Opportunities                                   15,931              0             104              0
BlackRock Global Science & Technology                                2,758              0           2,644              0
BlackRock Large Cap Value                                              759              7             682             25
BlackRock Mid Cap Growth                                             1,509              0           1,226              0
Aggressive Asset Allocation                                         13,960              0              45              0
Conservative Asset Allocation                                       14,973              0              15              0
Janus Balanced                                                       2,359            708             125             22
Moderate Asset Allocation                                           30,731              0              35              0
Moderately Aggressive Asset Allocation                              31,323              0             124              0
PIMCO Total Return                                                  14,163         18,587             538          3,508
Transamerica Convertible Securities                                  6,790              0           3,056              0
Value Line Aggressive Growth                                           898              0             594              0
LKCM Capital Growth                                                  7,492              0           5,118              0

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 4 -- FEDERAL INCOME TAX MATTERS

Each portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all federal and state income taxes.

Each portfolio has elected to treat the net capital losses incurred in the two month period prior to December 31, 2001, (Post-October Losses Deferred), if applicable, as having been incurred in the fiscal year ending December 31, 2002. The net loss carryforwards noted below as of June 30, 2002, if applicable, are available to offset future realized capital gains through the periods listed.

                                                       PRIOR YEAR
                                                      POST-OCTOBER   DECEMBER 31, 2001            NET CAPITAL LOSS
                                                      LOSSES TO BE   NET CAPITAL LOSS               CARRYFORWARD
PORTFOLIO                                              RECOGNIZED      CARRYFORWARD              AVAILABLE THROUGH
---------                                             ------------   -----------------   ----------------------------------
AEGON Bond                                              $     0          $  7,172        $  3,481 through December 31, 2002
                                                                                              261 through December 31, 2005
                                                                                              127 through December 31, 2007
                                                                                            3,303 through December 31, 2008
Janus Growth                                                  0           532,988                December 31, 2009
Transamerica Money Market                                     0                 0                       N/A
Van Kampen Active International Allocation                2,107             5,281                December 31, 2009
Van Kampen Asset Allocation                                   0             5,157                December 31, 2009
Van Kampen Money Market                                       0                 0                       N/A
Janus Global                                             16,498           181,151                December 31, 2009
LKCM Strategic Total Return                               1,032             1,165                December 31, 2009
Van Kampen Emerging Growth                               28,151           435,452                December 31, 2009
Dreyfus Small Cap Value                                   3,511                 0                       N/A
Capital Guardian Value                                        0                 0                       N/A
Alger Aggressive Growth                                       0           212,950                December 31, 2009
Federated Growth & Income                                     0                 0                       N/A
Transamerica U.S. Government Securities                     866             1,151                December 31, 2007
T. Rowe Price Equity Income                                   0                 0                       N/A
T. Rowe Price Growth Stock                                   11            18,759                December 31, 2009
Transamerica Value Balanced                                  96                 0                       N/A
PBHG/NWQ Value Select                                     1,923                 0                       N/A
Transamerica Equity                                           0                 0                       N/A
Jennison Growth                                             250             9,286                December 31, 2009
American Century International                              577            12,128                December 31, 2009
GE U.S. Equity                                              610             7,344                December 31, 2009
J.P. Morgan Enhanced Index                                1,778            14,442             909 through December 31, 2008
                                                                                           13,533 through December 31, 2009
Third Avenue Value                                            0                 0                       N/A
Capital Guardian Global                                     547             1,687                December 31, 2009
Clarion Real Estate Securities                                0                 0                       N/A
MFS High Yield                                              100             2,100              85 through December 31, 2006
                                                                                              149 through December 31, 2007
                                                                                               46 through December 31, 2008
                                                                                            1,820 through December 31, 2009
Janus Growth II                                          20,504           205,970                December 31, 2009
Dreyfus Mid Cap                                             275             1,280                December 31, 2009
Goldman Sachs Growth                                        483             1,890                December 31, 2009
Munder Net50                                                246             2,066                December 31, 2009
PBHG Mid Cap Growth                                         623           164,459           4,987 through December 31, 2008
                                                                                          159,472 through December 31, 2009
Salomon All Cap                                           1,805                 0                       N/A
T. Rowe Price Dividend Growth                                 1               508              63 through December 31, 2007
                                                                                              336 through December 31, 2008
                                                                                              109 through December 31, 2009
T. Rowe Price Small Cap                                     671             2,741              11 through December 31, 2008
                                                                                            2,730 through December 31, 2009
Great Companies - America(SM)                                27             4,494                December 31, 2009
Great Companies - Technology(SM)                          2,202            10,805             204 through December 31, 2008
                                                                                           10,601 through December 31, 2009
Gabelli Global Growth                                     1,922             1,697                December 31, 2009
Great Companies - Global(2)                                  55             1,290                December 31, 2009
Capital Guardian U.S. Equity                                 60                 0                       N/A

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 4 -- (CONTINUED)


                                                       PRIOR YEAR
                                                      POST-OCTOBER   DECEMBER 31, 2001            NET CAPITAL LOSS
                                                      LOSSES TO BE   NET CAPITAL LOSS               CARRYFORWARD
PORTFOLIO                                              RECOGNIZED      CARRYFORWARD              AVAILABLE THROUGH
---------                                             ------------   -----------------   ----------------------------------
American Century Income & Growth                       $      8       $        26                December 31, 2009
Transamerica Growth Opportunities                             0                 0                       N/A
BlackRock Global Science & Technology                         0                55                December 31, 2009
BlackRock Large Cap Value                                     7                24                December 31, 2009
BlackRock Mid Cap Growth                                      0                51                December 31, 2009
Aggressive Asset Allocation                                   0                 0                       N/A
Conservative Asset Allocation                                 0                 0                       N/A
Janus Balanced                                                0                 0                       N/A
Moderate Asset Allocation                                     0                 0                       N/A
Moderately Aggressive Asset Allocation                        0                 0                       N/A
PIMCO Total Return                                            0                 0                       N/A
Transamerica Convertible Securities                           0                 0                       N/A
Value Line Aggressive Growth                                 30             1,764          195 through December 31, 2008
                                                                                          1,569 through December 31, 2009
LKCM Capital Growth                                           0               722                December 31, 2009

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for federal income tax purposes as of June 30, 2002, is as follows:

                                                                                                            NET UNREALIZED
                                                              FEDERAL TAX    UNREALIZED      UNREALIZED      APPRECIATION
PORTFOLIO                                                     COST BASIS    APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
---------                                                     -----------   ------------   --------------   --------------
AEGON Bond                                                    $  232,523      $ 6,635        $  (1,127)       $   5,508
Janus Growth                                                   1,590,222       51,048         (283,408)        (232,360)
Transamerica Money Market                                        493,954            0                0                0
Van Kampen Active International Allocation                       131,435        2,942          (21,666)         (18,724)
Van Kampen Asset Allocation                                      305,747        3,222          (34,409)         (31,187)
Van Kampen Money Market                                          244,377            0                0                0
Janus Global                                                     910,005       48,581          (99,225)         (50,644)
LKCM Strategic Total Return                                      373,665       59,609          (40,072)          19,537
Van Kampen Emerging Growth                                       852,340       48,441          (58,227)          (9,786)
Dreyfus Small Cap Value                                          373,999        6,106         (101,465)         (95,359)
Capital Guardian Value                                           243,108       20,043          (29,975)          (9,932)
Alger Aggressive Growth                                          537,974       25,352          (55,597)         (30,245)
Federated Growth & Income                                        384,363       17,844           (8,504)           9,340
Transamerica U.S. Government Securities                          161,332        1,652           (1,919)            (267)
T. Rowe Price Equity Income                                      347,409       28,744          (40,599)         (11,855)
T. Rowe Price Growth Stock                                       226,525       15,879          (34,817)         (18,938)
Transamerica Value Balanced                                      309,677       13,200          (46,398)         (33,198)
PBHG/NWQ Value Select                                            197,061        8,207          (18,362)         (10,155)
Transamerica Equity                                              247,883       23,213          (38,387)         (15,174)
Jennison Growth                                                   40,131          661           (6,244)          (5,583)
American Century International                                    43,730        1,760           (1,398)             362
GE U.S. Equity                                                   167,220        9,907          (25,696)         (15,789)
J.P. Morgan Enhanced Index                                       165,287        7,105          (32,035)         (24,930)
Third Avenue Value                                               199,477       20,618          (12,448)           8,170
Capital Guardian Global                                           64,560        3,283          (12,993)          (9,710)
Clarion Real Estate Securities                                    86,575        5,055             (895)           4,160
MFS High Yield                                                    48,768          794           (4,454)          (3,660)
Janus Growth II                                                  367,684       10,617          (81,058)         (70,441)
Dreyfus Mid Cap                                                   63,546        3,592           (4,554)            (962)
Goldman Sachs Growth                                              54,017        1,482          (10,605)          (9,123)
Munder Net50                                                      10,600          129           (4,684)          (4,555)
PBHG Mid Cap Growth                                              116,076        9,659           (8,626)           1,033
Salomon All Cap                                                  365,968        5,240          (49,348)         (44,108)
T. Rowe Price Dividend Growth                                     64,685        2,135           (7,862)          (5,727)
T. Rowe Price Small Cap                                           93,427        4,650          (19,817)         (15,167)
Great Companies - America(SM)                                    199,821        3,856          (32,584)         (28,728)
Great Companies - Technology(SM)                                  45,450            1          (16,559)         (16,558)
Gabelli Global Growth                                             59,978        4,124          (14,465)         (10,341)

At June 30, 2002
(all amounts in thousands)
(unaudited)

NOTE 4 -- (CONTINUED)


                                                                                                            NET UNREALIZED
                                                              FEDERAL TAX    UNREALIZED      UNREALIZED      APPRECIATION
PORTFOLIO                                                     COST BASIS    APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
---------                                                     -----------   ------------   --------------   --------------
Great Companies - Global(2)                                   $   23,602      $   684        $  (3,509)       $  (2,825)
Capital Guardian U.S. Equity                                      77,278        2,584          (15,385)         (12,801)
American Century Income & Growth                                  23,572          405           (2,369)          (1,964)
Transamerica Growth Opportunities                                 20,481        1,043           (1,721)            (678)
BlackRock Global Science & Technology                                913           31              (98)             (67)
BlackRock Large Cap Value                                            993           28             (150)            (122)
BlackRock Mid Cap Growth                                           1,189           42              (96)             (54)
Aggressive Asset Allocation                                       13,574            0             (680)            (680)
Conservative Asset Allocation                                     14,619           13             (253)            (240)
Janus Balanced                                                     3,605           22              (83)             (61)
Moderate Asset Allocation                                         28,920           31             (844)            (813)
Moderately Aggressive Asset Allocation                            30,444           27           (1,164)          (1,137)
PIMCO Total Return                                                30,464           99             (336)            (237)
Transamerica Convertible Securities                                3,776           19             (138)            (119)
Value Line Aggressive Growth                                       6,622          690             (959)            (269)
LKCM Capital Growth                                                7,539          158           (2,384)          (2,226)

NOTE 5 -- FUND MERGERS

As noted below, the shareholders of the Acquired Funds listed have approved Agreements and Plans of Reorganization providing for the transfer of assets. On each respective merger date, the Acquiring Fund acquired all of the assets of the Acquired Fund at the exchange rate as detailed below. Other than the Great Companies - America(SM) acquisition of CASE Growth, all other mergers were structured as tax-free reorganizations under the Internal Revenue Code. CASE Growth was liquidated as of April 25, 2002, and the proceeds were invested in Great Companies - America(SM).

                                                                                     UNREALIZED
                                                                                    APPRECIATION
                                                                      AGGREGATE    (DEPRECIATION)     COMBINED
                                                                      VALUE OF      INCLUDED IN      NET ASSETS
                                                                     NET ASSETS      NET ASSETS     AT COMPLETION   EXCHANGE
ACQUIRING FUND                             ACQUIRED FUND             CONTRIBUTED    CONTRIBUTED       OF MERGER      RATIO
--------------                    --------------------------------   -----------   --------------   -------------   --------
FEBRUARY 28, 2002:
American Century International
  (formerly International         American Century International      $  3,990        $     (3)       $ 33,194       1:1.088
    Equity)
APRIL 26, 2002:
Transamerica Value Balanced       AEGON Balanced                       103,815           6,699         331,767       1:0.942
Great Companies - America(SM)     CASE Growth                           43,566               0         197,574       1:0.669
MAY 1, 2002:
Transamerica Money Market         Money Market Portfolio(1)             26,447               0         453,631           1:1
Transamerica Equity               Growth Portfolio(1)                  249,315           2,519         249,315           1:1
Transamerica Growth               Small Company Portfolio(1)            14,315           1,269          14,315           1:1
  Opportunities
Van Kampen Money Market           Endeavor Money Market
                                    Portfolio(2)                       313,525               0         313,525           1:1
Van Kampen Asset Allocation       Endeavor Asset Allocation
                                    Portfolio(2)                       286,243          (3,227)        286,243           1:1
Van Kampen Active International   T. Rowe Price International
  Allocation                        Stock Portfolio(2)                 120,390         (14,525)        120,390           1:1
Capital Guardian Value            Capital Guardian Value
                                    Portfolio(2)                       248,764          12,262         248,764           1:1
Dreyfus Small Cap Value           Dreyfus Small Cap Value
                                    Portfolio(2)                       340,339         (24,054)        340,339           1:1
Transamerica U.S. Government      Dreyfus U.S. Government
  Securities                        Securities Portfolio(2)            147,524             501         147,524           1:1
T. Rowe Price Equity Income       T. Rowe Price Equity Income
                                    Portfolio(2)                       326,568          10,652         326,568           1:1
T. Rowe Price Growth Stock        T. Rowe Price Growth Stock
                                    Portfolio(2)                       222,181           3,694         222,181           1:1
Jennison Growth                   Jennison Growth Portfolio(2)          34,361          (1,747)         34,361           1:1
J.P. Morgan Enhanced Index        Endeavor Enhanced Index
                                    Portfolio(2)                       149,537         (13,289)        149,537           1:1
Capital Guardian Global           Capital Guardian Global
                                    Portfolio(2)                        53,130          (5,269)         53,130           1:1
MFS High Yield                    Endeavor High Yield Portfolio(2)      53,789          (2,276)         53,789           1:1
Janus Growth II                   Endeavor Janus Growth
                                    Portfolio(2)                       354,108         (48,581)        354,108           1:1
Capital Guardian U.S. Equity      Capital Guardian U.S. Equity
                                    Portfolio(2)                        65,840          (4,226)         65,840           1:1

------------------

(1) Portfolios from the Transamerica Variable Insurance Fund, Inc.

(2) Portfolios from the Endeavor Series Trust.

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, AEGON/Transamerica Fund Advisers solicited a vote by the shareholders for the following items.

Each vote reported represents one dollar of net asset value held on the record date for the meeting.

AMERICAN CENTURY INTERNATIONAL

At a special meeting of shareholders held on February 15, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1: Approval of the adoption of an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Portfolio to International Equity (the "Acquiring Portfolio") in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved.

                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         98.12%    0.00%     1.88%

AEGON BALANCED

At a special meeting of shareholders held on April 23, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1: Approval of the adoption of an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Portfolio to Transamerica Value Balanced (the "Acquiring Portfolio") in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved.

                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         93.92%    2.04%     4.04%

C.A.S.E. GROWTH

At a special meeting of shareholders held on April 23, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1: Approval of the adoption of an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Portfolio to Great Companies -- America(SM) (the "Acquiring Portfolio") in exchange for Acquiring Portfolio shares and the assumption by the Acquiring Portfolio of the Portfolio's stated liabilities (the "Exchange"). The shares of the Acquiring Portfolio received in the Exchange will be distributed by the Portfolio to its shareholders in liquidation of the Portfolio, after which the Portfolio will be dissolved.

                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         92.77%    3.45%     3.78%

TRANSAMERICA VARIABLE INSURANCE FUND, INC. ("TVIF")*

At a special meeting of shareholders held on April 17, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1: Approval of the adoption of an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to stated liabilities, of: (1) the TVIF Money Market Portfolio to Transamerica Money Market (formerly, the J.P. Morgan Money Market Portfolio) of AEGON/Transamerica Series Fund, Inc. ("ATSF"); (2) the TVIF Growth Portfolio to Transamerica Equity; and (3) the TVIF Small Company Portfolio to Transamerica Growth Opportunities (together with Transamerica Money Market and Transamerica Equity, the "Acquiring Portfolios"). This transfer will be made in exchange for Acquiring Portfolio shares and the assumption by each Acquiring Portfolio of the applicable Portfolio's stated liabilities (the "Exchange"). The shares of each Acquiring Portfolio received in the Exchange will be distributed by the applicable Portfolio to its shareholders in liquidation of that Portfolio, after which that Portfolio will be dissolved.

GROWTH
------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         87.07%    4.67%     8.26%

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

MONEY MARKET
------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         94.73%    1.57%     3.70%

SMALL COMPANY
-------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         94.28%    0.98%     4.74%

ENDEAVOR SERIES TRUST ("ENDEAVOR")*

At a special meeting of shareholders held on April 26, 2002, the results of Proposal 1 were as follows:

PROPOSAL 1: Approval of the adoption of an Agreement and Plan of Reorganization
            (the "Plan") for each Portfolio providing for the reorganization of the Portfolio as a corresponding series (a "Successor Portfolio") of AEGON/Transamerica Series Fund, Inc., a Maryland corporation, and, in connection with each reorganization, the acquisition of all of the assets of the Portfolio in exchange for shares of the Successor Portfolio, and the assumption by the Successor Portfolio of all the liabilities of the Portfolio. The Plan also provides for the distribution of such shares of the Successor Portfolio to the shareholders of the Portfolio in liquidation and subsequent termination of the Portfolio.

CAPITAL GUARDIAN GLOBAL
-----------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         90.97%    1.81%     7.22%

CAPITAL GUARDIAN US EQUITY
--------------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         91.32%    2.00%     6.68%

CAPITAL GUARDIAN VALUE
----------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         89.63%    2.75%     7.62%

DREYFUS SMALL CAP VALUE
-----------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         88.52%    2.99%     8.49%

DREYFUS U.S. GOVERNMENT SECURITIES
----------------------------------
                             FOR      AGAINST   ABSTAIN
                           --------   -------   -------
                           88.24%      3.09%     8.67%

ENDEAVOR ASSET ALLOCATION
-------------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         87.48%    2.23%    10.29%

ENDEAVOR ENHANCED INDEX
-----------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         88.13%    2.05%     9.82%

ENDEAVOR HIGH YIELD
-------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         88.96%    1.25%     9.79%

ENDEAVOR JANUS GROWTH
---------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         89.26%    1.82%     8.92%

ENDEAVOR MONEY MARKET
---------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         86.31%    1.94%    11.75%

                      AEGON/TRANSAMERICA SERIES FUND, INC.

                    RESULTS OF SHAREHOLDER PROXY (UNAUDITED)

JENNISON GROWTH
---------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         89.33%    1.09%     9.58%

T. ROWE PRICE EQUITY INCOME
---------------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         89.48%    2.39%     8.13%

T. ROWE PRICE GROWTH STOCK
--------------------------
                          FOR     AGAINST   ABSTAIN
                         ------   -------   -------
                         89.59%    2.61%     7.80%

T. ROWE PRICE INTERNATIONAL STOCK
---------------------------------
                            FOR     AGAINST   ABSTAIN
                          -------   -------   -------
                          90.33%     2.45%     7.22%

*Upon shareholder approval, TVIF and Endeavor were merged into ATSF and no longer exist.

                 AEGON/TRANSAMERICA SERIES FUND, INC. ("ATSF")

                             MANAGEMENT OF THE FUND

NAME, ADDRESS &          POSITION(S) HELD    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S) OR      NUMBER OF ATSF AND IDEX FUNDS
DATE OF BIRTH ("DOB")       WITH ATSF       LENGTH OF TIME SERVED    EMPLOYMENT IN THE PAST 5 YEARS         OVERSEEN BY TRUSTEE
---------------------    ----------------   ---------------------   --------------------------------   -----------------------------
Peter R. Brown           Vice Chairman      1986 -- present         Chairman of the Board, Peter       All ATSF portfolios (54)
1180 6th Street East                                                Brown Construction Company
Treasure Island,                                                    (construction contractors and      All IDEX funds (38)
Florida 33708                                                       engineers), Largo, Florida
(DOB 5/10/28)                                                       (1963-2000); Vice Chairman, IDEX
                                                                    Mutual Funds, Rear Admiral
                                                                    (Ret.) U.S. Navy Reserve, Civil
                                                                    Engineer Corps.
Daniel Calabria          Director           2001 -- present         Trustee of IDEX Mutual Funds       All ATSF portfolios (54)
7068 S. Shore Drive                                                 (March 1996-present); Trustee
So.,                                                                (1993-present) of the Florida      All IDEX funds (38)
South Pasadena,                                                     Tax Free Funds (mutual funds).
Florida 33707
(DOB 3/5/36)
Janice B. Case           Director           2001 -- present         Trustee, IDEX Mutual Funds         All ATSF portfolios (54)
205 Palm Island NW                                                  (March 2002-present); Senior
Clearwater,                                                         Vice President (1996-2000),        All IDEX Funds (38)
Florida 33767                                                       Florida Power Corporation, St.
(DOB 9/27/52)                                                       Petersburg, Florida
Charles C. Harris        Director           1994 -- present         Trustee of IDEX Mutual Funds       All ATSF portfolios (54)
35 Winston Drive                                                    (March 1994-present)
Clearwater,                                                                                            All IDEX funds (38)
Florida 33756
(DOB 7/15/30)
Leo J. Hill              Director           2001 -- present         Trustee, IDEX Mutual Funds         All ATSF portfolios (54)
2101 N. Main Street                                                 (2002- present); Owner, Prestige
Gainesville,                                                        Lincoln Mercury (2001-present);    All IDEX funds (38)
Florida 32609                                                       Market President (1997-1998),
                                                                    National Bank; President & CEO
                                                                    (1994-1997), Barnett Bank of the
                                                                    Treasure Coast, Florida
Russell A. Kimball, Jr.  Director           1986 -- present         General Manager, Sheraton Sand     All ATSF portfolios (54)
1160 Gulf Boulevard                                                 Key Resort (resort hotel),
Clearwater Beach,                                                   Clearwater, Florida                All IDEX funds (38)
Florida 34630                                                       (1975-present)
(DOB 8/17/44)
John R. Kenney(1)        Chairman           1996 -- present         Chairman of the Board, Director    All ATSF portfolios (54)
P. O. Box 5068                                                      and Co-CEO of Great Companies,
Clearwater,                                                         L.L.C.; Chairman of Western        All IDEX funds (38)
Florida 33758                                                       Reserve Life Assurance Co. of
(DOB 2/8/38)                                                        Ohio; (1996- present); Trustee &
                                                                    Chairman of IDEX Mutual Funds.
Larry N. Norman(1)       Director           2002 -- present         Executive Vice President, Chief    All ATSF portfolios (54)
4333 Edgewood Road NE                                               Operating Officer of AEGON USA
Cedar Rapids,                                                       (Cedar Rapids, Iowa); Trustee of   All IDEX funds (38)
Iowa 52499                                                          IDEX Mutual Funds; Manager of
(DOB 1/19/54)                                                       Transamerica Occidental Life
                                                                    Insurance Company Separate Life
                                                                    Account Fund B.
William W. Short, Jr.    Director           1986 -- present         Trustee of IDEX Mutual Funds;      All ATSF portfolios (54)
12420 73rd Court                                                    President and majority
Largo,                                                              shareholder of Short's, Inc.       All IDEX funds (38)
Florida 33773                                                       (men's retail apparel); Chairman
(DOB 2/25/36)                                                       of Southern Apparel Corporation,
                                                                    S.A.C. Apparel Corporation and
                                                                    S.A.C. Distributors (nationwide
                                                                    wholesale apparel distributors),
                                                                    Largo, Florida.

---------------

(1) May be deemed as "interested person" of the Fund as defined in the 1940 Act due to employment with an affiliate of AEGON/Transamerica Fund Advisers, Inc.

                      AEGON/TRANSAMERICA SERIES FUND, INC.

               OFFICE OF THE AEGON/TRANSAMERICA SERIES FUND, INC.

                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

       INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS:                                  CUSTODIAN:
               PricewaterhouseCoopers LLP                               Investors Bank & Trust Company
                 101 East Kennedy Blvd                                       200 Clarendon Street
                       Suite 1500                                                 16th Floor
                    Tampa, FL 33602                                            Boston, MA 02116

                              INVESTMENT ADVISER:

                     AEGON/Transamerica Fund Advisers, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

American Century Investment Management, Inc.                                 Banc One Investment Advisors Corporation
4500 Main Street                                                                       1111 Polaris Parkway, Suite 2B
Kansas City, MO 64111                                                                              Columbus, OH 43240

BlackRock Financial Management                                                         Capital Guardian Trust Company
P.O. Box 26403                                                                                        333 Hope Street
New York, NY 10087-6403                                                                         Los Angeles, CA 90071

Clarion CRA Securities, L.P.                                                                      EQSF Advisers, Inc.
259 North Radnor-Chester Road, Suite 205                                                  767 Third Avenue, 5th Floor
Radnor, PA 19087                                                                              New York, NY 10017-2023

Federated Investment Counseling                                                           Fred Alger Management, Inc.
1001 Liberty Avenue                                                                  30 Montgomery Street, 11th Floor
Pittsburgh, PA 15222-3779                                                                       Jersey City, NJ 07302

Gabelli Asset Management Company                                                     GE Asset Management Incorporated
One Corporate Center                                                                               3003 Summer Street
Rye, NY 10580-1434                                                                                 Stamford, CT 06905

Goldman Sachs Asset Management                                                                Great Companies, L.L.C.
32 Old Slip                                                                                        8550 Ulmerton Road
New York, NY 10005                                                                                    Largo, FL 33771

J.P. Morgan Investment Management, Inc.                                                 Janus Capital Management, LLC
522 Fifth Avenue                                                                                  100 Fillmore Street
New York, NY 10036                                                                                   Denver, CO 80206

Jennison Associates, LLC                                                   Luther King Capital Management Corporation
466 Lexington Avenue                                                                  301 Commerce Street, Suite 1600
New York, NY 10017                                                                               Fort Worth, TX 76102

Massachusetts Financial Services Company                                                    Munder Capital Management
500 Boylston Street                                                                      480 Pierce Street, Suite 300
Boston, MA 02116                                                                                 Birmingham, MI 48009

NWQ Investment Management Company, Inc.                                     Pacific Investment Management Company LLC
2049 Century Park East, 4th Floor                                                 840 Newport Center Drive, Suite 300
Los Angeles, CA 90067                                                                         Newport Beach, CA 92660

Pilgrim Baxter & Associates, Ltd.                                             Salomon Brothers Asset Management, Inc.
1400 Liberty Ridge Drive                                                              388 Greenwich Street, 8th Floor
Wayne, PA 19087                                                                                    New York, NY 10013

T. Rowe Price Associates, Inc.                                                                The Dreyfus Corporation
100 E. Pratt Street                                                                                   200 Park Avenue
Baltimore, Maryland 21202                                                                          New York, NY 10166

Transamerica Investment Management, LLC                                             Van Kampen Asset Management, Inc.
1150 S. Olive Street, Suite 2700                                                                   One Parkview Plaza
Los Angeles, CA 90015                                                                      Oakbrook Terrace, IL 60181

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, NY 10020

Value Line, Inc.
220 E. 42nd Street
New York, NY 10017-5891

WRL FREEDOM ATTAINER(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                     INCEPTION         ONE             THREE             FIVE        TEN YEARS OR
SUBACCOUNT                                             DATE            YEAR            YEARS            YEARS         INCEPTION
WRL Transamerica Money Market
  0.22% Current Yield (1)(2)+                        02/24/89          (5.14)%           1.79%            2.98%           3.01 %
WRL AEGON Bond +                                     02/24/89           1.36%            4.80%            5.43%           5.51 %
WRL Janus Growth +                                   02/24/89         (40.87)%         (22.54)%           0.00%           6.82 %
WRL Janus Global (3)                                 12/03/92         (29.68)%          (8.88)%           2.76%          11.24 %
WRL LKCM Strategic Total Return                      03/01/93         (13.31)%          (5.13)%           1.38%           7.11 %
WRL Van Kampen Emerging Growth                       03/01/93         (36.61)%          (9.62)%           6.76%          12.13 %
WRL Alger Aggressive Growth                          03/01/94         (32.02)%         (16.13)%           2.66%           8.15 %
WRL Federated Growth & Income                        03/01/94           3.39%           11.29%           10.67%          10.74 %
WRL Transamerica Value Balanced (4)(5)               01/03/95         (20.99)%          (2.88)%           1.50%           6.32 %
WRL PBHG/NWQ Value Select (6)                        05/01/96         (16.34)%          (3.33)%           2.10%           6.13 %
WRL American Century International (7)               01/02/97         (23.99)%         (11.27)%          (5.42)%         (2.40)%
WRL GE U.S. Equity                                   01/02/97         (21.37)%          (8.49)%           3.51%           6.05 %
WRL Third Avenue Value                               01/02/98          (8.84)%          14.30%             N/A            8.40 %
WRL Clarion Real Estate Securities (8)               05/01/98           8.24%           11.80%             N/A            5.40 %
WRL Goldman Sachs Growth                             05/03/99         (30.06)%         (12.16)%            N/A          (10.20)%
WRL Munder Net50 (9)                                 05/03/99         (60.80)%         (23.45)%            N/A          (20.13)%
WRL T. Rowe Price Dividend Growth                    05/03/99         (17.51)%          (6.90)%            N/A           (6.08)%
WRL T. Rowe Price Small Cap                          05/03/99         (28.68)%          (8.07)%            N/A           (3.87)%
WRL Salomon All Cap                                  05/03/99         (25.21)%           0.47%             N/A            3.08 %
WRL PBHG Mid Cap Growth (10)                         05/03/99         (35.97)%         (12.43)%            N/A           (8.43)%
WRL Dreyfus Mid Cap                                  05/03/99          (9.96)%           0.43%             N/A            2.33 %
WRL Value Line Aggressive Growth                     05/01/00         (23.34)%            N/A              N/A          (17.64)%
WRL Great Companies - America(SM) (11)               05/01/00         (22.94)%            N/A              N/A          (11.20)%
WRL Great Companies - Technology(SM)                 05/01/00         (44.80)%            N/A              N/A          (47.30)%
WRL Great Companies - Global(2)                      09/01/00         (23.39)%            N/A              N/A          (29.28)%
WRL Gabelli Global Growth                            09/01/00         (23.34)%            N/A              N/A          (21.28)%
WRL LKCM Capital Growth                              12/01/00         (53.60)%            N/A              N/A          (47.90)%
Fidelity VIP III Growth Opportunities SC2            05/01/00         (25.90)%            N/A              N/A          (22.35)%
Fidelity VIP II Contrafund(R) SC2                    05/01/00         (10.88)%            N/A              N/A          (12.19)%
Fidelity VIP Equity-Income SC2                       05/01/00         (17.42)%            N/A              N/A           (4.06)%

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02 more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4)  Formerly, WRL Dean Asset Allocation.
(5) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(6)  Formerly, WRL NWQ Value Equity.
(7)  Formerly, WRL International Equity.
(8)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(9)  Formerly, WRL Goldman Sachs Small Cap.
(10) Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(11) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Capital Guardian Value, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

     The inception date refers to the date when the separate account first invested in the underlying portfolios.

     All calculations reflect the mortality and expense risk charge, administrative charge and a $30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a five-year declining withdrawal charge which is initially a maximum of 6% of the amount of the purchase payment surrendered or withdrawn.

     This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Attainer(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  1

WRL FREEDOM BELLWETHER(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS       INCEPTION
WRL Transamerica Money Market 0.07% Current Yield
  (1)(2)+                                                 02/24/89          0.76%          2.97%         3.24%          2.91 %
WRL AEGON Bond +                                          02/24/89          7.26%          5.90%         5.65%          5.42 %
WRL Janus Growth +                                        02/24/89        (34.93)%       (20.46)%        0.30%          6.78 %
WRL Janus Global (3)                                      12/03/92        (23.75)%        (7.39)%        3.01%         11.13 %
WRL LKCM Strategic Total Return                           03/01/93         (7.40)%        (3.76)%        1.66%          7.01 %
WRL Van Kampen Emerging Growth                            03/01/93        (30.67)%        (8.10)%        6.96%         12.03 %
WRL Alger Aggressive Growth                               03/01/94        (26.10)%       (14.36)%        2.92%          8.05 %
WRL Federated Growth & Income                             03/01/94          9.28%         12.25%        10.83%         10.63 %
WRL Transamerica Value Balanced (4)                       01/03/95        (15.07)%        (1.59)%        1.78%          6.22 %
WRL PBHG/NWQ Value Select (5)                             05/01/96        (10.43)%        (2.02)%        2.37%          6.03 %
WRL American Century International                        01/02/97        (18.07)%        (9.69)%       (5.02)%        (2.49)%
WRL GE U.S. Equity                                        01/02/97        (15.45)%        (7.01)%        3.76%          5.95 %
WRL Third Avenue Value                                    01/02/98         (2.93)%        15.20%          N/A           8.63 %
WRL Clarion Real Estate Securities (6)                    05/01/98         14.13%         12.75%          N/A           5.70 %
WRL Goldman Sachs Growth                                  05/03/99        (24.13)%       (10.55)%         N/A          (9.11)%
WRL Munder Net50                                          05/03/99        (54.85)%       (21.32)%         N/A         (18.70)%
WRL T. Rowe Price Dividend Growth                         05/03/99        (11.60)%        (5.48)%         N/A          (5.10)%
WRL T. Rowe Price Small Cap                               05/03/99        (22.76)%        (6.61)%         N/A          (2.94)%
WRL Salomon All Cap                                       05/03/99        (19.29)%         1.67%          N/A           3.86 %
WRL PBHG Mid Cap Growth (7)                               05/03/99        (30.04)%       (10.81)%         N/A          (7.38)%
WRL Dreyfus Mid Cap                                       05/03/99         (4.06)%         1.64%          N/A           3.12 %
WRL Value Line Aggressive Growth                          05/01/00        (17.42)%          N/A           N/A         (15.44)%
WRL Great Companies - America(SM) (8)                     05/01/00        (17.02)%          N/A           N/A          (9.19)%
WRL Great Companies - Technology(SM)                      05/01/00        (38.86)%          N/A           N/A         (43.62)%
WRL Great Companies - Global(2)                           09/01/00        (17.47)%          N/A           N/A         (25.06)%
WRL Gabelli Global Growth                                 09/01/00        (17.42)%          N/A           N/A         (17.45)%
WRL LKCM Capital Growth                                   12/01/00        (47.65)%          N/A           N/A         (42.57)%
Fidelity VIP III Growth Opportunities SC2                 05/01/00        (19.98)%          N/A           N/A         (19.99)%
Fidelity VIP II Contrafund(R) SC2                         05/01/00         (4.97)%          N/A           N/A         (10.15)%
Fidelity VIP Equity-Income SC2                            05/01/00        (11.50)%          N/A           N/A          (2.24)%

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02 more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(5)  Formerly, WRL NWQ Value Equity.
(6)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(7)  Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(8) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Capital Guardian Value, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

     The inception date refers to the date when the separate account first invested in the underlying portfolios.

     All calculations reflect the mortality and expense risk charge, administrative charge and a $30 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes.

     This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Bellwether(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  2

WRL FREEDOM WEALTH CREATOR(R) VARIABLE ANNUITY

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS       INCEPTION
WRL Transamerica Money Market
  0.07% Current Yield (1)(2)+                             02/24/89         (7.36)%         0.91%         2.39%          2.78 %
WRL AEGON Bond +                                          02/24/89         (0.88)%         3.95%         4.86%          5.29 %
WRL Janus Growth +                                        02/24/89        (43.01)%       (23.86)%       (0.64)%         6.65 %
WRL Janus Global (3)                                      12/03/92        (31.85)%        (9.91)%        2.16%         10.99 %
WRL LKCM Strategic Total Return                           03/01/93        (15.51)%        (6.10)%        0.76%          6.87 %
WRL Van Kampen Emerging Growth                            03/01/93        (38.76)%       (10.66)%        6.21%         11.89 %
WRL Alger Aggressive Growth                               03/01/94        (34.19)%       (17.30)%        2.06%          7.91 %
WRL Federated Growth & Income                             03/01/94          1.14%         10.50%        10.15%         10.50 %
WRL Transamerica Value Balanced (4)                       01/03/95        (23.18)%        (3.82)%        0.89%          6.08 %
WRL PBHG/NWQ Value Select (5)                             05/01/96        (18.54)%        (4.27)%        1.50%          5.66 %
WRL American Century International                        01/02/97        (26.17)%       (12.33)%       (6.15)%        (3.24)%
WRL GE U.S. Equity                                        01/02/97        (23.56)%        (9.51)%        2.93%          5.38 %
WRL Third Avenue Value                                    01/02/98        (11.05)%        13.52%          N/A           7.81 %
WRL Clarion Real Estate Securities (6)                    05/01/98          5.99%         11.01%          N/A           4.75 %
WRL Goldman Sachs Growth                                  05/03/99        (32.22)%       (13.25)%         N/A         (11.22)%
WRL Munder Net50                                          05/03/99        (62.90)%       (24.80)%         N/A         (21.37)%
WRL T. Rowe Price Dividend Growth                         05/03/99        (19.71)%        (7.89)%         N/A          (7.03)%
WRL T. Rowe Price Small Cap                               05/03/99        (30.85)%        (9.09)%         N/A          (4.79)%
WRL Salomon All Cap                                       05/03/99        (27.39)%        (0.43)%         N/A           2.24 %
WRL PBHG Mid Cap Growth (7)                               05/03/99        (38.13)%       (13.52)%         N/A          (9.42)%
WRL Dreyfus Mid Cap                                       05/03/99        (12.18)%        (0.47)%         N/A           1.48 %
WRL Value Line Aggressive Growth                          05/01/00        (25.52)%          N/A           N/A         (19.01)%
WRL Great Companies - America(SM) (8)                     05/01/00        (25.12)%          N/A           N/A         (12.48)%
WRL Great Companies - Technology(SM)                      05/01/00        (46.93)%          N/A           N/A         (49.44)%
WRL Great Companies - Global(2)                           09/01/00        (25.58)%          N/A           N/A         (30.17)%
WRL Gabelli Global Growth                                 09/01/00        (25.52)%          N/A           N/A         (22.15)%
WRL LKCM Capital Growth                                   12/01/00        (55.72)%          N/A           N/A         (48.97)%
Fidelity VIP III Growth Opportunities SC2                 05/01/00        (28.08)%          N/A           N/A         (23.79)%
Fidelity VIP II Contrafund(R) SC2                         05/01/00        (13.09)%          N/A           N/A         (13.48)%
Fidelity VIP Equity-Income SC2                            05/01/00        (19.62)%          N/A           N/A          (5.26)%

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02 more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(5)  Formerly, WRL NWQ Value Equity.
(6)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(7)  Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(8) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Capital Guardian Value, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

     The inception date refers to the date when the separate account first invested in the underlying portfolios.

     All calculations reflect the mortality and expense risk charge, administrative charge and a $35 annual Contract charge as charged to the Contract during the accumulation period. They do not reflect any applicable premium taxes. The
"returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 8% of the amount of the purchase payment surrendered or withdrawn.

     This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Wealth Creator(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  3

WRL FREEDOM PREMIER(R) VARIABLE ANNUITY (STANDARD DEATH BENEFIT)

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE        TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS        INCEPTION
WRL Transamerica Money Market 0.07% Current Yield
  (1)(2)+                                                 02/24/89         (6.28)%         1.00%         2.48%           2.87 %
WRL AEGON Bond +                                          02/24/89          0.21%          4.04%         4.95%           5.38 %
WRL Janus Growth +                                        02/24/89        (41.96)%       (23.78)%       (0.55)%          6.74 %
WRL Janus Global (3)                                      12/03/92        (30.78)%        (9.82)%        2.25%          11.09 %
WRL LKCM Strategic Total Return                           03/01/93        (14.43)%        (6.01)%        0.85%           6.96 %
WRL Van Kampen Emerging Growth                            03/01/93        (37.70)%       (10.57)%        6.30%          11.98 %
WRL Alger Aggressive Growth                               03/01/94        (33.13)%       (17.22)%        2.15%           8.01 %
WRL Federated Growth & Income                             03/01/94          2.24%         10.60%        10.25%          10.59 %
WRL Transamerica Value Balanced (4)                       01/03/95        (22.10)%        (3.74)%        0.98%           6.17 %
WRL PBHG/NWQ Value Select (5)                             05/01/96        (17.46)%        (4.19)%        1.59%           5.75 %
WRL American Century International                        01/02/97        (25.10)%       (12.25)%       (6.06)%         (3.15)%
WRL GE U.S. Equity                                        01/02/97        (22.49)%        (9.42)%        3.02%           5.48 %
WRL Third Avenue Value                                    01/02/98         (9.97)%        13.62%          N/A            7.91 %
WRL Clarion Real Estate Securities (6)                    05/01/98          7.09%         11.11%          N/A            4.85 %
WRL Goldman Sachs Growth                                  05/03/99        (31.16)%       (13.16)%         N/A          (11.14)%
WRL Munder Net50                                          05/03/99        (61.86)%       (24.72)%         N/A          (21.30)%
WRL T. Rowe Price Dividend Growth                         05/03/99        (18.63)%        (7.81)%         N/A           (6.95)%
WRL T. Rowe Price Small Cap                               05/03/99        (29.79)%        (9.00)%         N/A           (4.70)%
WRL Salomon All Cap                                       05/03/99        (26.32)%        (0.34)%         N/A            2.34 %
WRL PBHG Mid Cap Growth (7)                               05/03/99        (37.07)%       (13.44)%         N/A           (9.33)%
WRL Dreyfus Mid Cap                                       05/03/99        (11.10)%        (0.38)%         N/A            1.57 %
WRL Value Line Aggressive Growth                          05/01/00        (24.45)%          N/A           N/A          (18.93)%
WRL Great Companies - America(SM) (8)                     05/01/00        (24.05)%          N/A           N/A          (12.40)%
WRL Great Companies - Technology(SM)                      05/01/00        (45.88)%          N/A           N/A          (49.38)%
WRL Great Companies - Global(2)                           09/01/00        (24.51)%          N/A           N/A          (30.10)%
WRL Gabelli Global Growth                                 09/01/00        (24.45)%          N/A           N/A          (22.08)%
WRL LKCM Capital Growth                                   12/01/00        (54.67)%          N/A           N/A          (48.91)%
Fidelity VIP III Growth Opportunities SC2                 05/01/00        (27.01)%          N/A           N/A          (23.72)%
Fidelity VIP II Contrafund(R) SC2                         05/01/00        (12.01)%          N/A           N/A          (13.40)%
Fidelity VIP Equity-Income SC2                            05/01/00        (18.54)%          N/A           N/A           (5.18)%

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02 more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(5)  Formerly, WRL NWQ Value Equity.
(6)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(7)  Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(8) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Capital Guardian Value, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

     The inception date refers to the date when the separate account first invested in the underlying portfolios.

     All calculations reflect the mortality and expense risk charge, administrative charge and a $30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit elected, the mortality and expense risk charge is increased. The subaccount performance quoted herein does not reflect such increase and if it did the performance quoted would be lower.) The calculations do not reflect any applicable premium taxes. The "returns" assume a complete surrender as of the end of the period and deduction of the withdrawal charge. This Contract has a seven-year declining withdrawal charge which is initially a maximum of 7% of the amount of the purchase payment surrendered or withdrawn.

     This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Premier(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  4

WRL FREEDOM ACCESS(R) VARIABLE ANNUITY (STANDARD DEATH BENEFIT)

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE        TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS        INCEPTION
WRL Transamerica Money Market (0.18)% Current Yield
  (1)(2)+                                                 02/24/89          0.52%          2.72%         2.99%           2.66 %
WRL AEGON Bond +                                          02/24/89          7.00%          5.64%         5.39%           5.16 %
WRL Janus Growth +                                        02/24/89        (35.09)%       (20.65)%        0.05%           6.46 %
WRL Janus Global (3)                                      12/03/92        (23.94)%        (7.62)%        2.77%          10.86 %
WRL LKCM Strategic Total Return                           03/01/93         (7.62)%        (3.99)%        1.41%           6.74 %
WRL Van Kampen Emerging Growth                            03/01/93        (30.84)%        (8.32)%        6.70%          11.75 %
WRL Alger Aggressive Growth                               03/01/94        (26.27)%       (14.57)%        2.67%           7.78 %
WRL Federated Growth & Income                             03/01/94          9.02%         11.98%        10.56%          10.36 %
WRL Transamerica Value Balanced (4)                       01/03/95        (15.27)%        (1.83)%        1.53%           5.96 %
WRL PBHG/NWQ Value Select (5)                             05/01/96        (10.64)%        (2.25)%        2.12%           5.78 %
WRL American Century International                        01/02/97        (18.26)%        (9.91)%       (5.25)%         (2.73)%
WRL GE U.S. Equity                                        01/02/97        (15.66)%        (7.24)%        3.51%           5.69 %
WRL Third Avenue Value                                    01/02/98         (3.16)%        14.92%          N/A            8.37 %
WRL Clarion Real Estate Securities (6)                    05/01/98         13.86%         12.48%          N/A            5.45 %
WRL Goldman Sachs Growth                                  05/03/99        (24.31)%       (10.77)%         N/A           (9.33)%
WRL Munder Net50                                          05/03/99        (54.96)%       (21.51)%         N/A          (24.98)%
WRL T. Rowe Price Dividend Growth                         05/03/99        (11.81)%        (5.70)%         N/A           (5.33)%
WRL T. Rowe Price Small Cap                               05/03/99        (22.94)%        (6.84)%         N/A           (3.17)%
WRL Salomon All Cap                                       05/03/99        (19.49)%         1.43%          N/A            3.61 %
WRL PBHG Mid Cap Growth (7)                               05/03/99        (30.21)%       (11.03)%         N/A           (7.61)%
WRL Dreyfus Mid Cap                                       05/03/99         (4.29)%         1.39%          N/A            2.87 %
WRL Value Line Aggressive Growth                          05/01/00        (17.62)%          N/A           N/A          (15.65)%
WRL Great Companies - America(SM) (8)                     05/01/00        (17.22)%          N/A           N/A           (9.41)%
WRL Great Companies - Technology(SM)                      05/01/00        (39.01)%          N/A           N/A          (43.76)%
WRL Great Companies - Global(2)                           09/01/00        (17.67)%          N/A           N/A          (25.26)%
WRL Gabelli Global Growth                                 09/01/00        (17.62)%          N/A           N/A          (17.63)%
WRL LKCM Capital Growth                                   12/01/00        (47.78)%          N/A           N/A          (42.71)%
Fidelity VIP III Growth Opportunities SC2                 05/01/00        (20.17)%          N/A           N/A          (20.18)%
Fidelity VIP II Contrafund(R) SC2                         05/01/00         (5.20)%          N/A           N/A          (10.37)%
Fidelity VIP Equity-Income SC2                            05/01/00        (11.72)%          N/A           N/A           (2.47)%

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02 more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(3) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(4) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(5)  Formerly, WRL NWQ Value Equity.
(6)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(7)  Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(8) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, WRL Transamerica Convertible Securities, WRL Transamerica Equity, WRL Transamerica Growth Opportunities, WRL Capital Guardian Value, WRL Transamerica U.S. Government Securities, WRL J.P. Morgan Enhanced Index, and WRL Capital Guardian U.S. Equity subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     THE TOTAL RETURN IS BASED ON THE SUBACCOUNT'S HISTORICAL PERFORMANCE AND NEITHER INDICATES NOR GUARANTEES FUTURE INVESTMENT RESULTS. The total return and value of a subaccount will fluctuate so that a Contract, when surrendered, may be more or less than the amount of its purchase payments.

     The inception date refers to the date when the separate account first invested in the underlying portfolios.

     All calculations reflect the mortality and expense risk charge, administrative charge and a $30 annual Contract charge as charged to the Contract during the accumulation period. (If optional death benefit elected, the mortality and expense risk charge is increased. The subaccount quoted herein does not reflect such increase and if it did, the performance quoted would be lower.) The calculations do not reflect any applicable premium taxes.

     This information must be preceded or accompanied by currently effective prospectuses for WRL Freedom Access(R) Variable Annuity and its Investment Options. Read the prospectuses carefully before investing. This Contract has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  5

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

TRANSAMERICA QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE        TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS        INCEPTION
TOLIC Transamerica Money Market
  0.58% Current Yield (1)(2)(3)+                          10/02/86          1.32%          3.48%         3.74%           3.43 %
TOLIC AEGON Bond (2)+                                     10/02/86          7.84%          6.47%         6.22%           5.99 %
TOLIC Janus Growth (2)+                                   10/02/86        (34.57)%       (20.02)%        0.84%           7.30 %
TOLIC LKCM Strategic Total Return (2)                     03/01/93         (6.89)%        (3.24)%        2.21%           7.56 %
TOLIC Van Kampen Emerging Growth (2)(4)(5)                03/01/93        (30.29)%        (7.60)%        7.54%          12.61 %
TOLIC Alger Aggressive Growth (2)                         03/01/94        (25.69)%       (13.90)%        3.48%           8.61 %
TOLIC Federated Growth & Income (2)                       03/01/94          9.88%         12.86%        11.43%          11.21 %
TOLIC Transamerica Value Balanced (2)(6)                  01/03/95        (14.60)%        (1.05)%        2.33%           6.79 %
TOLIC PBHG/NWQ Value Select (2)(7)                        05/01/96         (9.94)%        (1.49)%         N/A            6.61 %
TOLIC American Century International (2)(8)               01/02/97        (17.61)%        (9.20)%         N/A           (1.96)%
TOLIC GE U.S. Equity (2)                                  01/02/97        (14.99)%        (6.51)%         N/A            6.52 %
TOLIC Third Avenue Value (2)(4)                           01/02/98         (2.40)%        15.82%          N/A            9.22 %
TOLIC Clarion Real Estate Securities (2)(10)(11)          05/01/98         14.76%         13.36%          N/A            6.28 %
TOLIC Goldman Sachs Growth (2)                            05/03/99        (23.71)%       (10.07)%         N/A           (8.61)%
TOLIC Munder Net50 (2)                                    05/03/99        (54.60)%       (20.89)%         N/A          (18.26)%
TOLIC T. Rowe Price Dividend Growth (2)                   05/03/99        (11.11)%        (4.96)%         N/A           (4.58)%
TOLIC T. Rowe Price Small Cap (2)(4)                      05/03/99        (22.33)%        (6.10)%         N/A           (2.41)%
TOLIC Salomon All Cap (2)                                 05/03/99        (18.85)%         2.22%          N/A            4.43 %
TOLIC PBHG Mid Cap Growth (2)(9)                          05/03/99        (29.65)%       (10.33)%         N/A           (6.88)%
TOLIC Dreyfus Mid Cap (2)                                 05/03/99         (3.53)%         2.19%          N/A            3.68 %
TOLIC Value Line Aggressive Growth                        05/01/00        (16.97)%          N/A           N/A          (14.96)%
TOLIC Great Companies - America(SM) (12)                  05/01/00        (16.56)%          N/A           N/A           (8.69)%
TOLIC Great Companies - Technology(SM)                    05/01/00        (38.52)%          N/A           N/A          (43.27)%
TOLIC Great Companies - Global(2) (8)                     09/01/00        (17.02)%          N/A           N/A          (24.65)%
TOLIC Gabelli Global Growth (8)                           09/01/00        (16.97)%          N/A           N/A          (16.96)%
TOLIC Transamerica Equity (2)+                            12/31/80        (23.53)%        (9.78)%        5.26%          17.30 %
TOLIC Transamerica Growth Opportunities (2)               05/02/01          5.80%           N/A           N/A            6.72 %
TOLIC Capital Guardian Value (2)                          05/27/93         (8.76)%        (3.77)%        2.19%           8.92 %
TOLIC Transamerica U.S. Government Securities (2)         05/13/94          1.99%          4.59%         4.73%           4.91 %
TOLIC J.P. Morgan Enhanced Index (2)                      05/02/97        (21.91)%       (12.36)%        1.55%           3.71 %
TOLIC Capital Guardian U.S. Equity (2)                    10/09/00        (19.79)%          N/A           N/A          (12.16)%
Fidelity VIP III Growth Opportunities SC2 (2)(13)         01/03/95        (19.54)%       (16.41)%       (3.07)%          5.69 %
Fidelity VIP II Contrafund(R) SC2 (2)(13)                 01/03/95         (4.45)%        (4.26)%        6.72%          13.36 %
Fidelity VIP Equity Income SC2 (2)(13)+                   10/09/86        (11.02)%        (4.10)%        3.67%          11.08 %

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02, more closely reflects current earnings of TOLIC Transamerica Money Market than the total return. An investment in TOLIC Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of the product as if it was available on the dates shown.
(3)  Formerly, TOLIC J.P. Morgan Money Market as of May 1, 2002.
(4) Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.
(5) Investing in emerging markets involves risk considerations: volatility of the currency and the market, activity of social and political forces, as well as the market's small size and limited liquidity.
(6) Effective April 29, 2002, TOLIC AEGON Balanced merged with TOLIC Transamerica Value Balanced.
(7)  Formerly, TOLIC NWQ Value Equity.
(8) International/Global investing involves risks that include currency fluctuation, political instability, and different accounting standards.
(9)  Formerly, TOLIC Pilgrim Baxter Mid Cap Growth.
(10) Risks associated with REITs include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.
(11) Formerly, TOLIC J.P. Morgan Real Estate Securities as of May 1, 2002.
(12) Effective April 29, 2002, TOLIC C.A.S.E. Growth merged with TOLIC Great Companies - America(SM).
(13) Underlying portfolios' performance is calculated using the actual fees and charges of the Transamerica Occidental Life Separate Account as if the portfolios were available within the Transamerica Occidental Life Separate Account in the dates shown.

                   TOLIC Quarterly Subaccount Performance  1

AT JUNE 30, 2002

TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-3

     Because TOLIC Conservative Asset Allocation, TOLIC Moderate Asset Allocation, TOLIC Moderately Aggressive Asset Allocation, TOLIC Aggressive Asset Allocation, TOLIC PIMCO Total Return, TOLIC Janus Balanced, and TOLIC Transamerica Convertible Securities subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     Transamerica Occidental Life Separate Account VUL-3 is the underlying investment vehicle for the subaccounts funding Transamerica Elite(R), a variable universal life insurance policy. The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and individual subaccount portfolio expenses such as management fees/expenses and 12b-1 fees (where applicable). The performance does not reflect the cost of insurance, surrender charges, premium expense charges, premium collection charges, monthly policy charges, decrease charges, transfer charges, change in net premium allocation charges, rider charges or the cash withdrawal fee (each where applicable). Had these costs been reflected, each of the performance figures would be lower. PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that a Policy owner's units, when redeemed, may be worth more or less than their original cost.

     You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

     This information must be preceded or accompanied by currently effective prospectuses for Transamerica Elite(R) variable universal life insurance policy, and its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Transamerica Occidental Life Insurance Company.

                   TOLIC Quarterly Subaccount Performance  2

WRL SERIES LIFE ACCOUNT

WRL QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS       INCEPTION
WRL Transamerica Money Market
  0.58% Current Yield (1)(8)+                             10/02/86          1.32%          3.48%         3.74%          3.43 %
WRL AEGON Bond +                                          10/02/86          7.84%          6.47%         6.22%          5.99 %
WRL Janus Growth +                                        10/02/86        (34.57)%       (20.02)%        0.84%          7.30 %
WRL Janus Global (2)(3)                                   12/03/92        (23.33)%        (6.89)%        3.57%         11.73 %
WRL LKCM Strategic Total Return                           03/01/93         (6.89)%        (3.24)%        2.21%          7.56 %
WRL Van Kampen Emerging Growth (10)(11)                   03/01/93        (30.29)%        (7.60)%        7.54%         12.61 %
WRL Alger Aggressive Growth                               03/01/94        (25.69)%       (13.90)%        3.48%          8.61 %
WRL Federated Growth & Income                             03/01/94          9.88%         12.86%        11.43%         11.21 %
WRL Transamerica Value Balanced (4)                       01/03/95        (14.60)%        (1.05)%        2.33%          6.79 %
WRL PBHG/NWQ Value Select (6)                             05/01/96         (9.94)%        (1.49)%         N/A           6.61 %
WRL American Century International (12)                   01/02/97        (17.61)%        (9.20)%         N/A          (1.96)%
WRL GE U.S. Equity                                        01/02/97        (14.99)%        (6.51)%         N/A           6.52 %
WRL Third Avenue Value (10)                               01/02/98         (2.40)%        15.82%          N/A           9.22 %
WRL Clarion Real Estate Securities (9)(13)                05/01/98         14.76%         13.36%          N/A           6.28 %
WRL Goldman Sachs Growth (3)                              05/03/99        (23.71)%       (10.07)%         N/A          (8.61)%
WRL Munder Net50 (3)                                      05/03/99        (54.60)%       (20.89)%         N/A         (18.26)%
WRL T. Rowe Price Dividend Growth (3)                     05/03/99        (11.11)%        (4.96)%         N/A          (4.58)%
WRL T. Rowe Price Small Cap (3)(10)                       05/03/99        (22.33)%        (6.10)%         N/A          (2.41)%
WRL Salomon All Cap (3)                                   05/03/99        (18.85)%         2.22%          N/A           4.43 %
WRL PBHG Mid Cap Growth (3)(7)                            05/03/99        (29.65)%       (10.33)%         N/A          (6.88)%
WRL Dreyfus Mid Cap (3)                                   05/03/99         (3.53)%         2.19%          N/A           3.68 %
WRL Value Line Aggressive Growth                          05/01/00        (16.97)%          N/A           N/A         (14.96)%
WRL Great Companies - America(SM) (5)                     05/01/00        (16.56)%          N/A           N/A          (8.69)%
WRL Great Companies - Technology(SM)                      05/01/00        (38.52)%          N/A           N/A         (43.27)%
WRL Great Companies - Global(2) (12)                      09/01/00        (17.02)%          N/A           N/A         (24.65)%
WRL Gabelli Global Growth (12)                            09/01/00        (16.97)%          N/A           N/A         (16.96)%
WRL LKCM Capital Growth (3)                               12/01/00        (47.36)%          N/A           N/A         (42.20)%
WRL Transamerica Equity (3) +                             12/31/80        (23.53)%        (9.78)%        5.26%         17.30 %
WRL Transamerica Growth Opportunities (3)                 05/02/01          5.80%           N/A           N/A           6.72 %
WRL Capital Guardian Value (3)                            05/27/93         (8.76)%        (3.77)%        2.19%          8.92 %
WRL Transamerica U.S. Government Securities (3)           05/13/94          1.99%          4.59%         4.73%          4.91 %
WRL J.P. Morgan Enhanced Index (3)                        05/02/97        (21.91)%       (12.36)%        1.55%          3.71 %
WRL Capital Guardian U.S. Equity (3)                      10/09/00        (19.79)%          N/A           N/A         (12.16)%
Fidelity VIP III Growth Opportunities SC2 (3)(14)         01/03/95        (19.54)%       (16.41)%       (3.07)%         5.69 %
Fidelity VIP II Contrafund(R) SC2 (3)(14)                 01/03/95         (4.45)%        (4.26)%        6.72%         13.36 %
Fidelity VIP Equity-Income SC2 (3)(14) +                  10/09/86        (11.02)%        (4.10)%        3.67%         11.08 %

 +   Shows ten year performance.
(1) The current yield, which is for the seven day period ended 6/30/02, more closely reflects current earnings of WRL Transamerica Money Market than the total return. An investment in WRL Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Effective September 1, 2000, WRL Janus Global is not available to new investors.
(3) Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of WRL Series Life Account as if it was available on the dates shown.
(4) Effective April 29, 2002, WRL AEGON Balanced merged with WRL Transamerica Value Balanced.
(5) Effective April 29, 2002, WRL C.A.S.E. Growth merged with WRL Great Companies - America(SM).
(6)  Formerly, WRL NWQ Value Equity.
(7)  Formerly, WRL Pilgrim Baxter Mid Cap Growth.
(8)  Formerly, WRL J.P. Morgan Money Market as of May 1, 2002.
(9)  Formerly, WRL J.P. Morgan Real Estate Securities as of May 1, 2002.
(10) Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.
(11) Investing in emerging markets involves risk considerations: volatility of the currency and the market, activity of social and political forces, as well as the market's small size and limited liquidity.
(12) International/Global investing involves risks that include currency fluctuation, political instability, and different accounting standards.
(13) Risks associated with REITs include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.
(14) Underlying portfolios' performance is calculated using the actual fees and charges of the WRL Series Life Account as if the portfolios were available within the WRL Series Life Account on the dates shown.

                    WRL Quarterly Subaccount Performance  6

AT JUNE 30, 2002

WRL SERIES LIFE ACCOUNT

     Because WRL Conservative Asset Allocation, WRL Moderate Asset Allocation, WRL Moderately Aggressive Asset Allocation, WRL Aggressive Asset Allocation, WRL PIMCO Total Return, WRL Janus Balanced, and WRL Transamerica Convertible Securities subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     WRL Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding the variable universal life insurance products of Western Reserve Life Assurance Co. of Ohio: WRL Freedom Equity Protector(R), WRL Freedom Wealth Protector(R), WRL Financial Freedom Builder(R), WRL Freedom Elite(R), and WRL Freedom Elite Builder(SM). The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and investment advisory fees. The performance does not reflect the cost of insurance. Had these cost been reflected, each of the performance figures would be lower. PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that an a Policy owners' units, when redeemed, may be worth more or less than their original cost.

     You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

     This information must be preceded or accompanied by a currently effective prospectus for WRL Freedom Wealth Protector(R), WRL Freedom Equity Protector(R), WRL Financial Freedom Builder(R), WRL Freedom Elite(R), or WRL Freedom Elite Builder(SM), and its respective Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact Western Reserve Life Assurance Co. of Ohio.

                    WRL Quarterly Subaccount Performance  7

AUSA SERIES LIFE ACCOUNT

AUSA QUARTERLY SUBACCOUNT PERFORMANCE

AT JUNE 30, 2002

                                                                                  STANDARD AVERAGE ANNUAL TOTAL RETURNS
                                                          INCEPTION        ONE           THREE          FIVE       TEN YEARS OR
SUBACCOUNT                                                  DATE           YEAR          YEARS          YEARS       INCEPTION
AUSA Transamerica Money Market 0.58% Current Yield
  (1)(2)(8)+                                              10/02/86          1.32%          3.48%         3.74%          3.43 %
AUSA AEGON Bond (2)+                                      10/02/86          7.84%          6.47%         6.22%          5.99 %
AUSA Janus Growth (2)+                                    10/02/86        (34.57)%       (20.02)%        0.84%          7.30 %
AUSA Janus Global (2)(3)                                  12/03/92        (23.33)%        (6.89)%        3.57%         11.73 %
AUSA LKCM Strategic Total Return (2)                      03/01/93         (6.89)%        (3.24)%        2.21%          7.56 %
AUSA Van Kampen Emerging Growth (2)(10)(11)               03/01/93        (30.29)%        (7.60)%        7.54%         12.61 %
AUSA Alger Aggressive Growth (2)                          03/01/94        (25.69)%       (13.90)%        3.48%          8.61 %
AUSA Federated Growth & Income (2)                        03/01/94          9.88%         12.86%        11.43%         11.21 %
AUSA Transamerica Value Balanced (2)(4)                   01/03/95        (14.60)%        (1.05)%        2.33%          6.79 %
AUSA PBHG/NWQ Value Equity (2)(6)                         05/01/96         (9.94)%        (1.49)%         N/A           6.61 %
AUSA American Century International (2)(12)               01/02/97        (17.61)%        (9.20)%         N/A          (1.96)%
AUSA GE U.S. Equity (2)                                   01/02/97        (14.99)%        (6.51)%         N/A           6.52 %
AUSA Third Avenue Value (2)(10)                           01/02/98         (2.40)%        15.82%          N/A           9.22 %
AUSA Clarion Real Estate Securities (2)(9)(13)            05/01/98         14.76%         13.36%          N/A           6.28 %
AUSA Goldman Sachs Growth (2)                             05/03/99        (23.71)%       (10.07)%         N/A          (8.61)%
AUSA Munder Net50 (2)                                     05/03/99        (54.60)%       (20.89)%         N/A         (18.26)%
AUSA T. Rowe Price Dividend Growth (2)                    05/03/99        (11.11)%        (4.96)%         N/A          (4.58)%
AUSA T. Rowe Price Small Cap (2)(10)                      05/03/99        (22.33)%        (6.10)%         N/A          (2.41)%
AUSA Salomon All Cap (2)                                  05/03/99        (18.85)%         2.22%          N/A           4.43 %
AUSA PBHG Mid Cap Growth (2)(7)                           05/03/99        (29.65)%       (10.33)%         N/A          (6.88)%
AUSA Dreyfus Mid Cap (2)                                  05/03/99         (3.53)%         2.19%          N/A           3.68 %
AUSA Value Line Aggressive Growth (2)                     05/01/00        (16.97)%          N/A           N/A         (14.96)%
AUSA Great Companies - America(SM) (2)(5)                 05/01/00        (16.56)%          N/A           N/A          (8.69)%
AUSA Great Companies - Technology(SM (2)                  05/01/00        (38.52)%          N/A           N/A         (43.27)%
AUSA Great Companies - Global(2 (1 2 )                    09/01/00        (17.02)%          N/A           N/A         (24.65)%
AUSA Gabelli Global Growth (12)                           09/01/00        (16.97)%          N/A           N/A         (16.96)%
AUSA LKCM Capital Growth (2)                              12/01/00        (47.36)%          N/A           N/A         (42.20)%
AUSA Transamerica Equity(2)+                              12/31/80        (23.53)%        (9.78)%        5.26%         17.30 %
AUSA Transamerica Growth Opportunities(2)                 05/02/01          5.80%           N/A           N/A           6.72 %
AUSA Capital Guardian Value(2)                            05/27/93         (8.76)%        (3.77)%        2.19%          8.92 %
AUSA Transamerica U.S. Government Securities(2)           05/13/94          1.99%          4.59%         4.73%          4.91 %
AUSA J.P. Morgan Enhanced Index(2)                        05/02/97        (21.91)%       (12.36)%        1.55%          3.71 %
AUSA Capital Guardian US Equity(2)                        10/09/00        (19.79)%          N/A           N/A         (12.16)%
Fidelity VIP III Growth Opportunities SC2 (2)(14)         01/03/95        (19.54)%       (16.41)%       (3.07)%         5.69 %
Fidelity VIP II Contrafund(R) SC2 (2)(14)                 01/03/95         (4.45)%        (4.26)%        6.72%         13.36 %
Fidelity VIP Equity-Income SC2 (2)(14)+                   10/09/86        (11.02)%        (4.10)%        3.67%         11.08 %

+    Shows ten year performance.
(1) The current yield, which is for the seven day period ended 06/30/02, more closely reflects current earnings of AUSA Transamerica Money Market than the total return. An investment in AUSA Transamerica Money Market subaccount is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $ 1.00 per share, it is possible to lose money by investing in this subaccount.
(2) Underlying portfolios may have existed prior to the inception of the subaccount, therefore, performance is calculated using the actual fees and charges of AUSA Series Life Account as if it was available on the dates shown.
(3) Effective September 1, 2000, AUSA Janus Global is not available to new investors.
(4) Effective April 29, 2002, AUSA AEGON Balanced merged with AUSA Transamerica Value Balanced.
(5) Effective April 29, 2002, AUSA C.A.S.E. Growth merged with AUSA Great Companies - America(SM.)
(6)  Formerly, AUSA NWQ Value Equity.
(7)  Formerly, AUSA Pilgrim Baxter Mid Cap Growth.
(8)  Formerly, AUSA J.P. Morgan Money Market as of May 1, 2002.
(9)  Formerly, AUSA J.P. Morgan Real Estate Securities as of May 1, 2002.
(10) Companies with small capitalization have the potential for greater volatility than companies with large capitalization. The limited volume and trading frequency of small-capitalized stocks may result in substantial price deviation. Further, companies with small capitalization may experience more significant growth and failure rates than companies with large capitalization.
(11) Investing in emerging markets involves risk considerations: volatility of the currency and the market, activity of social and political forces, as well as the market's small size and limited liquidity.
(12) International/Global investing involves risks that include currency fluctuation, political instability, and different accounting standards.
(13) Risks associated with REITs include fluctuations in the value of real estate, extended vacancies, and uninsured damage losses from natural disasters.
(14) Underlying portfolios' performance is calculated using the actual fees and charges of the AUSA Series Life Account as if the portfolios were available within the AUSA Series Life Account on the dates shown.

                    AUSA Quarterly Subaccount Performance  1

AT JUNE 30, 2002

AUSA SERIES LIFE ACCOUNT

     Because AUSA Conservative Asset Allocation, AUSA Moderate Asset Allocation, AUSA Moderately Aggressive Asset Allocation, AUSA Aggressive Asset Allocation, AUSA PIMCO Total Return, AUSA Janus Balanced, and AUSA Transamerica Convertible Securities subaccounts commenced operations on May 1, 2002, this table does not reflect year-by-year net investment returns for these subaccounts.

     AUSA Series Life Account is the separate account holding the subaccounts, which contain the underlying investments for funding AUSA Financial Freedom Builder(R). The return for each subaccount reflects deductions for the policy's mortality and expense risk charge and individual subaccount portfolio expenses such as management fees/expenses and 12b-1 fees (where applicable). The performance does not reflect the cost of insurance, surrender charges, premium expense charges, premium collection charges, monthly policy charges, decrease charges, transfer charges, change in net premium allocation charges, rider charges or the cash withdrawal fee (each where applicable). Had these costs been reflected, each of the performance figures would be lower. PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE. Total return and principal value of a subaccount will fluctuate so that a Policy owners' units, when redeemed, may be worth more or less than their original cost.

     You may wish to obtain a personalized illustration which reflects all the charges that apply to a policy.

     This information must be preceded or accompanied by currently effective prospectuses for AUSA Financial Freedom Builder(R) and its Investment Options. Read the prospectuses carefully before investing. This policy has limitations. For costs and complete details of the coverage, contact AUSA Life Insurance Company, Inc.

                    AUSA Quarterly Subaccount Performance  2